UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2016

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Austria Capped ETF | EWO | NYSE Arca
➢	iShares MSCI Belgium Capped ETF | EWK | NYSE Arca
➢	iShares MSCI France ETF | EWQ | NYSE Arca
➢	iShares MSCI Netherlands ETF | EWN | NYSE Arca
➢	iShares MSCI Sweden ETF | EWD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.11%	2.58%	2.34%	2.11%	2.58%	2.34%
5 Years	(1.19)%	(1.05)%	(1.06)%	(5.83)%	(5.16)%	(5.19)%
10 Years	(3.94)%	(3.94)%	(4.32)%	(33.09)%	(33.08)%	(35.73)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Austria Index. Index performance beginning on February 1, 2008 through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.90	$2.61	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

The iShares MSCI Austria Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 2.11%, net of fees, while the total return for the Index was 2.34%.

Austrian stocks, as measured by the Index, posted a modest gain during the reporting period, reflecting a gradual economic recovery in the country.

Economic growth in Austria gained momentum during the reporting period. The growth was supported in part by an increase in investment spending, which occurred as a result of historically low interest rates and generally low oil prices. A recent tax reform that helped increase household disposable income and boost consumer confidence also contributed to Austria’s gradual economic growth.

Stocks in the energy sector, led by the oil, gas, and consumable fuels industry, made the largest contribution to the Index’s performance in the reporting period. The sector’s contribution reflected a slight rebound in oil prices during the reporting period. Financials, which constituted the largest sector in the Index on average, also contributed, with stocks of real estate management and development companies helping the most. In the industrials sector, the building products and machinery segments of the capital goods industry were the strongest contributors. Materials sector stocks posted gains as well, with the largest contributions coming from the chemicals industry.

At the other end of the spectrum, the consumer discretionary sector was the largest detractor from the Index’s return in the reporting period. The hotels, restaurants, and leisure industry provided the most significant hindrance to the sector’s performance, in part due to declining tourism in Europe as a result of concerns about recent terrorist attacks. Within the industrials sector, the electrical equipment industry had weak performance, as did the insurance industry in the financials sector.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	28.35%
Real Estate**	18.63
Industrials	18.23
Materials	18.04
Energy	11.06
Information Technology	2.59
Utilities	1.66
Consumer Discretionary	1.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Erste Group Bank AG	19.43%
OMV AG	8.85
Voestalpine AG	7.99
Andritz AG	7.82
BUWOG AG	4.61
IMMOFINANZ AG	4.56
Wienerberger AG	4.49
Raiffeisen Bank International AG	4.38
CA Immobilien Anlagen AG	4.28
Oesterreichische Post AG	3.74

TOTAL	70.15%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.20%	8.52%	8.31%	8.20%	8.52%	8.31%
5 Years	11.12%	11.18%	12.87%	69.39%	69.88%	83.22%
10 Years	1.08%	1.03%	1.35%	11.31%	10.81%	14.36%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Belgium Index. Index performance beginning on December 1, 2007 through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,109.60	$2.60	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

The iShares MSCI Belgium Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 8.20%, net of fees, while the total return for the Index was 8.31%.

Belgian stocks, as represented by the Index, posted solid gains during the reporting period, reflecting slow, but ongoing, growth in Belgium’s economy.

Belgium’s export-related economy performed well during the reporting period. The upward progress was driven in large measure by services industries and the energy sector. It was further supported by a gradual improvement in domestic consumer and business confidence levels. Concerns about terrorist attacks in Europe, including in the Belgian capital of Brussels, had a somewhat negative impact on private consumption and tourism. Near the end of the reporting period, worries about the potential downstream effects of the United Kingdom’s vote to leave the European Union appeared to be tempering the pace of the Belgian economy’s growth.

Stocks in the consumer staples sector, the largest weight in the Index on average, made the largest contribution to the Index’s return in the reporting period, led by the strong performance of the export-related beverages segment. The information technology sector also contributed, with solid gains coming from the semiconductors and semiconductor equipment industry. In the materials sector, the chemicals industry was the most significant contributor to the Index’s return.

On the downside, generally low oil prices weighed on the energy sector, which was the largest detractor from the Index’s return for the reporting period. Stocks of companies in the oil, gas, and consumable fuels industry of the sector detracted. In the telecommunication services sector, the diversified telecommunication services industry underperformed. Hampered by low interest rates, stocks of Belgian banks and insurance companies in the financials sector also held back the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Staples	27.13%
Financials**	21.52
Materials	12.17
Health Care	11.73
Real Estate**	7.28
Consumer Discretionary	5.08
Information Technology	5.03
Telecommunication Services	4.03
Industrials	2.93
Energy	1.60
Utilities	1.50

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Anheuser-Busch InBev SA/NV	22.30%
KBC Group NV	7.63
UCB SA	5.40
Solvay SA	4.87
Groupe Bruxelles Lambert SA	4.22
Umicore SA	3.67
Ageas	3.67
Proximus SADP	2.99
Colruyt SA	2.56
Ackermans & van Haaren NV	2.07

TOTAL	59.38%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.87)%	(1.74)%	(1.93)%	(1.87)%	(1.74)%	(1.93)%
5 Years	4.04%	4.09%	4.01%	21.91%	22.20%	21.70%
10 Years	0.37%	0.35%	0.43%	3.75%	3.59%	4.38%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.80	$2.55	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE ETF

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -1.87%, net of fees, while the total return for the Index was -1.93%.

Stocks in France, as represented by the Index, posted a modest decline during the reporting period, reflecting the ongoing fragility of the French economy and a growing level of pessimism among French consumers and businesses.

Economic growth in France was relatively flat during most of the reporting period, but began trending upwards in the first half of 2016 due to lower energy prices, tax cuts on labor and businesses, and extremely low interest rates. Low energy prices and tame inflation helped support rising wages and greater consumer consumption. A weaker euro and tax reductions were beneficial to French exporters, while cheaper oil reduced the cost of imports.

Stocks in the financials sector were the largest detractors from the Index’s performance during the reporting period. In particular, diversified banks and insurance companies saw their stock prices fall, as near-zero-percent interest rates weighed heavily on company earnings. Bank stocks also were hit hard in the uncertain aftermath of the United Kingdom’s vote to leave the European Union. In the healthcare sector, French pharmaceuticals stocks performed poorly, due in part to historically high share prices, the rising prices of drugs, and increasing political backlash against the industry as a whole. Stocks in the utilities sector also detracted from the Index’s return.

On the upside, the consumer staples sector contributed to the Index’s return for the reporting period, particularly within the food products segment. Despite lower oil prices, energy sector stocks also were contributors, with the integrated oil and gas segment posting a positive result. Stocks in the information technology services segment were helpful in the information technology sector.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Industrials	19.38%
Consumer Discretionary	17.56
Financials**	12.67
Consumer Staples	11.46
Health Care	9.74
Energy	9.52
Materials	4.83
Real Estate**	4.21
Information Technology	3.89
Utilities	3.47
Telecommunication Services	3.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Total SA	8.98%
Sanofi	7.53
BNP Paribas SA	4.55
L’Oreal SA	4.04
LVMH Moet Hennessy Louis Vuitton SE	3.98
Danone SA	3.79
AXA SA	3.44
Vinci SA	3.23
Schneider Electric SE	3.22
Air Liquide SA	3.19

TOTAL	45.95%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.32%	3.57%	3.77%	3.32%	3.57%	3.77%
5 Years	8.33%	8.39%	8.61%	49.17%	49.59%	51.12%
10 Years	3.02%	3.01%	3.45%	34.62%	34.55%	40.37%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Netherlands Index. Index performance beginning on February 1, 2008 reflects the performance of the MSCI Netherlands Investable Market Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.70	$2.58	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS ETF

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 3.32%, net of fees, while the total return for the Index was 3.77%.

Stocks in the Netherlands, as represented by the Index, posted a modest gain during the reporting period. The appreciation of Netherlands’ stock prices mirrored the advances of the country’s economy.

Growth in the Netherlands economy was broad-based and proceeded at a healthy rate during the reporting period, driven mainly by domestic demand. Higher employment and wage growth supported increases in private consumption, as did a recovery in the housing market. Business investment grew due to rising demand and improving credit conditions. Business and consumer confidence both were solid during most of the reporting period. A reduction in gas extraction due to weak global energy demand weighed slightly on growth and exports.

Solid domestic demand drove a meaningful increase in the value of stocks in the consumer staples sector, which was the largest weight in the Index on average and the most significant contributor to the Index’s performance for the reporting period. Within the sector, stocks in the personal products, beverages, and food and staples retailing segments were notable contributors. Stocks in the information technology sector also helped, especially those in the semiconductors and semiconductor equipment industry. The materials sector contributed as well, with the chemicals industry providing most of the forward momentum.

At the other end of the spectrum, the financials sector was the largest detractor from the Index’s return during the reporting period. Banks and insurance companies posted declines as persistently low interest rates continued to put pressure on their earnings potential. The telecommunication services sector also detracted from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Staples	32.38%
Industrials	19.21
Financials**	16.74
Information Technology	16.54
Materials	7.47
Telecommunication Services	2.51
Consumer Discretionary	2.19
Energy	1.72
Real Estate**	1.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Unilever NV CVA	16.70%
ING Groep NV	10.86
ASML Holding NV	8.94
Koninklijke Ahold Delhaize NV	6.85
Koninklijke Philips NV	6.06
NXP Semiconductors NV	4.80
Heineken NV	4.63
RELX NV	3.99
Akzo Nobel NV	3.81
Koninklijke DSM NV	2.89

TOTAL	69.53%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.91)%	(1.92)%	(2.61)%	(1.91)%	(1.92)%	(2.61)%
5 Years	5.08%	5.16%	4.59%	28.13%	28.62%	25.14%
10 Years	4.72%	4.76%	4.47%	58.67%	59.16%	54.86%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,076.40	$2.56	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN ETF

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -1.91%, net of fees, while the total return for the Index was -2.61%.

Swedish stocks, as measured by the Index, posted a moderate loss during the reporting period. The negative performance of the Index reflected slowing growth in the once-booming Swedish economy.

The deceleration of Sweden’s economy was mainly attributable to a weakening of export activity during the reporting period. Swedish exports lost momentum in 2016 on weaker E.U. demand, and they were further challenged by the economic uncertainties posed by the United Kingdom’s decision to leave the European Union. Domestically, slowdowns in both industrial production and fixed investment have also weighed on the Swedish economy. Business and consumer confidence levels dissipated as well.

In the persistently low interest-rate environment in the E.U., the Swedish financials sector, the largest sector weight in the Index on average at about 32%, weighed most heavily on the Index’s performance for the reporting period. Low interest rates severely limit the ability of banks and other financial intermediaries to generate income, and Swedish banks had the most significant negative impact on the Index’s return. Poor performance in segments of the consumer discretionary sector also detracted, particularly the retailing industry. The information technology sector hindered the Index’s return, as did the telecommunication services sector.

On the upside, the industrials sector, which constituted about 28% of the Index on average, produced a strong contribution to the Index’s return for the reporting period. Industrial machinery stocks were the principal driver of the sector’s contribution. The consumer staples sector also was beneficial to the Index’s performance, as was the materials sector.

Special Note: On August 12, 2016, the Board approved several changes for the Fund. Effective on or around November 30, 2016, the Fund will track a new underlying index, the MSCI Sweden 25/50 Index, and will cease to track the MSCI Sweden Index. Concurrently, the Fund will change its name to the iShares MSCI Sweden Capped ETF.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials	32.17%
Industrials	29.86
Consumer Discretionary	11.49
Information Technology	9.48
Consumer Staples	7.75
Telecommunication Services	5.39
Materials	1.69
Health Care	1.20
Energy	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Nordea Bank AB	8.58%
Hennes & Mauritz AB Class B	8.45
Telefonaktiebolaget LM Ericsson Class B	6.32
Swedbank AB Class A	6.04
Assa Abloy AB	5.92
Svenska Handelsbanken AB Class A	5.60
Atlas Copco AB Class A	5.52
Investor AB Class B	4.84
Volvo AB Class B	4.70
Svenska Cellulosa AB SCA Class B	4.65

TOTAL	60.62%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.17%

AEROSPACE & DEFENSE — 0.79%
FACC AGa	81,703	$477,642

		477,642
AIR FREIGHT & LOGISTICS — 3.70%
Oesterreichische Post AG	62,771	2,251,140

		2,251,140
BANKS — 23.62%
Erste Group Bank AG	417,618	11,714,093
Raiffeisen Bank International AGa	186,070	2,640,179

		14,354,272
CHEMICALS — 3.14%
Lenzing AG	16,125	1,907,268

		1,907,268
CONSTRUCTION & ENGINEERING — 1.28%
Porr AG	24,753	780,193

		780,193
CONSTRUCTION MATERIALS — 6.83%
RHI AG	57,061	1,445,483
Wienerberger AG	170,519	2,706,295

		4,151,778
ELECTRIC UTILITIES — 1.64%
EVN AG	85,560	999,141

		999,141
ELECTRICAL EQUIPMENT — 1.68%
Zumtobel Group AG	62,369	1,018,681

		1,018,681
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.56%
Austria Technologie & Systemtechnik AGb	65,856	792,148
Kapsch TrafficCom AG	17,209	766,661

		1,558,809
ENERGY EQUIPMENT & SERVICES — 2.19%
Schoeller-Bleckmann Oilfield Equipment AG	22,951	1,329,206

		1,329,206
HOTELS, RESTAURANTS & LEISURE — 1.43%
DO & CO AG	12,441	869,474

		869,474
INSURANCE — 4.50%
UNIQA Insurance Group AG	240,668	1,538,840
Vienna Insurance Group AG Wiener Versicherung Gruppe	60,751	1,193,208

		2,732,048

Security	Shares	Value
MACHINERY — 10.63%
Andritz AG	92,494	$4,712,428
Palfinger AG	32,189	982,303
Semperit AG Holding[b]	25,748	768,969

		6,463,700
METALS & MINING — 7.92%
Voestalpine AG	145,644	4,812,798

		4,812,798
OIL, GAS & CONSUMABLE FUELS — 8.78%
OMV AG	190,758	5,336,910

		5,336,910
REAL ESTATE MANAGEMENT & DEVELOPMENT — 18.48%
BUWOG AG	107,091	2,780,243
CA Immobilien Anlagen AG	136,188	2,579,307
Conwert Immobilien Invest SE	117,947	2,067,660
IMMOEAST AG Escrow[a]	998,769	11
IMMOFINANZ AGa	1,204,299	2,748,298
IMMOFINANZ AG Escrow[a]	897,599	10
S IMMO AG	106,791	1,057,362

		11,232,891

TOTAL COMMON STOCKS
(Cost: $82,137,646)		60,275,951

SHORT-TERM INVESTMENTS — 2.72%

MONEY MARKET FUNDS — 2.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	1,619,284	1,619,284
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	35,791	35,791

		1,655,075

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,655,075)		1,655,075

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.89%
(Cost: $83,792,721)[f]	$61,931,026
Other Assets, Less Liabilities — (1.89)%	(1,150,582)

NET ASSETS — 100.00%	$60,780,444

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $88,805,986. Net unrealized depreciation was $26,874,960, of which $1,432,989 represented gross unrealized appreciation on securities and $28,307,949 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$60,275,930	$—	$21	$60,275,951
Money market funds	1,655,075	—	—	1,655,075

Total	$61,931,005	$—	$21	$61,931,026

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.79%

AIR FREIGHT & LOGISTICS — 1.96%
bpost SA	101,799	$2,585,032

		2,585,032
BANKS — 7.62%
KBC Group NVa	170,355	10,069,119

		10,069,119
BEVERAGES — 22.25%
Anheuser-Busch InBev SA/NV	237,873	29,420,579

		29,420,579
BIOTECHNOLOGY — 3.10%
Ablynx NVa,b	112,855	1,435,405
Celyad SAa,b	15,219	333,918
Galapagos NVa,b	43,130	2,333,589

		4,102,912
CAPITAL MARKETS — 1.21%
Gimv NV	30,697	1,603,795

		1,603,795
CHEMICALS — 9.67%
Solvay SA	58,589	6,421,594
Tessenderlo Chemie NVa	48,231	1,531,210
Umicore SA	82,010	4,835,465

		12,788,269
COMMUNICATIONS EQUIPMENT — 1.00%
EVS Broadcast Equipment SA	36,641	1,320,168

		1,320,168
CONSTRUCTION & ENGINEERING — 0.97%
Cie. d’Entreprises CFE	13,888	1,276,244

		1,276,244
DISTRIBUTORS — 1.41%
D’ieteren SA/NV	38,736	1,867,626

		1,867,626
DIVERSIFIED FINANCIAL SERVICES — 8.99%
Ackermans & van Haaren NV	22,961	2,735,011
Groupe Bruxelles Lambert SA	63,531	5,566,502
KBC Ancora[a]	47,155	1,729,183
Sofina SA	13,289	1,853,037

		11,883,733
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.99%
Proximus SADP	129,220	3,947,690

		3,947,690

Security	Shares	Value
ELECTRIC UTILITIES — 1.50%
Elia System Operator SA/NV	39,249	$1,978,912

		1,978,912
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.28%
Barco NV	20,566	1,690,875

		1,690,875
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.27%
Aedifica SAa	23,185	1,841,129
Befimmo SA	27,755	1,854,727
Cofinimmo SA	21,819	2,682,819
Intervest Offices & Warehouses NV	45,678	1,259,637
Warehouses De Pauw CVA	20,172	1,972,563

		9,610,875
FOOD & STAPLES RETAILING — 2.55%
Colruyt SA	61,579	3,374,655

		3,374,655
FOOD PRODUCTS — 0.35%
Greenyard Foods[a]	29,850	458,787

		458,787
HEALTH CARE EQUIPMENT & SUPPLIES — 1.56%
Biocartis NVa,b,c	46,311	384,262
Ion Beam Applications	37,260	1,680,889

		2,065,151
HEALTH CARE PROVIDERS & SERVICES — 0.71%
Fagron[a,b]	106,017	937,172

		937,172
HEALTH CARE TECHNOLOGY — 0.93%
AGFA-Gevaert NVa	390,779	1,235,618

		1,235,618
INSURANCE — 3.66%
Ageas	140,180	4,835,204

		4,835,204
IT SERVICES — 1.24%
Econocom Group SA/NV	129,449	1,639,256

		1,639,256
MEDIA — 2.89%
Kinepolis Group NV	31,843	1,425,343
Telenet Group Holding NVa,b	51,063	2,391,158

		3,816,501

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2016

Security	Shares	Value
METALS & MINING — 2.48%
Bekaert SA	47,365	$1,953,434
Nyrstar NVa	183,444	1,322,094

		3,275,528
OIL, GAS & CONSUMABLE FUELS — 1.59%
Euronav NV	157,394	1,371,352
Exmar NVb	102,162	737,086

		2,108,438
PERSONAL PRODUCTS — 1.92%
Ontex Group NV	70,800	2,541,447

		2,541,447
PHARMACEUTICALS — 5.39%
UCB SA	86,975	7,130,480

		7,130,480
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.50%
Melexis NV	30,318	1,983,453

		1,983,453
TEXTILES, APPAREL & LUXURY GOODS — 0.77%
Sioen Industries NV	16,501	441,072
Van de Velde NVb	7,822	574,888

		1,015,960
WIRELESS TELECOMMUNICATION SERVICES — 1.03%
Orange Belgium SAa	58,841	1,368,353

		1,368,353

TOTAL COMMON STOCKS
(Cost: $144,720,037)		131,931,832

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.43%

MONEY MARKET FUNDS — 3.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	4,526,272	$4,526,272
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	5,116	5,116

		4,531,388

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,531,388)		4,531,388

TOTAL INVESTMENTS IN SECURITIES — 103.22%
(Cost: $149,251,425)[g]		136,463,220
Other Assets, Less Liabilities — (3.22)%		(4,260,644)

NET ASSETS — 100.00%		$132,202,576

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $151,809,123. Net unrealized depreciation was $15,345,903, of which $1,828,251 represented gross unrealized appreciation on securities and $17,174,154 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$131,931,832	$—	$—	$131,931,832
Money market funds	4,531,388	—	—	4,531,388

Total	$136,463,220	$—	$—	$136,463,220

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.94%

AEROSPACE & DEFENSE — 5.89%
Airbus Group SE	162,592	$9,469,026
Safran SA	87,039	6,076,177
Thales SA	29,377	2,539,946
Zodiac Aerospace	56,419	1,281,867

		19,367,016
AIR FREIGHT & LOGISTICS — 0.26%
Bollore SA	240,683	867,980

		867,980
AUTO COMPONENTS — 2.68%
Cie. Generale des Etablissements Michelin Class B	50,653	5,376,326
Valeo SA	66,319	3,426,493

		8,802,819
AUTOMOBILES — 1.93%
Peugeot SAa	135,193	1,991,303
Renault SA	53,471	4,365,852

		6,357,155
BANKS — 8.10%
BNP Paribas SA	294,675	14,967,293
Credit Agricole SA	293,821	2,778,293
Natixis SA	260,265	1,149,624
Societe Generale SA	213,405	7,759,054

		26,654,264
BEVERAGES — 2.22%
Pernod Ricard SA	59,092	6,772,228
Remy Cointreau SA	6,083	530,003

		7,302,231
BUILDING PRODUCTS — 1.83%
Cie. de Saint-Gobain	137,253	6,010,670

		6,010,670
CHEMICALS — 3.70%
Air Liquide SA	95,800	10,491,536
Arkema SA	18,792	1,674,994

		12,166,530
COMMERCIAL SERVICES & SUPPLIES — 0.73%
Edenred	57,726	1,254,986
Societe BIC SA	7,978	1,162,667

		2,417,653
CONSTRUCTION & ENGINEERING — 4.17%
Bouygues SA	57,756	1,828,780
Eiffage SA	16,245	1,270,119

Security	Shares	Value
Vinci SA	140,203	$10,616,707

		13,715,606
CONSTRUCTION MATERIALS — 0.21%
Imerys SA	9,933	698,842

		698,842
DIVERSIFIED FINANCIAL SERVICES — 0.48%
Eurazeo SA	11,238	680,762
Wendel SA	7,988	907,012

		1,587,774
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.27%
Iliad SA	7,350	1,513,193
Orange SA	552,692	8,427,022
SFR Group SA	30,386	807,141

		10,747,356
ELECTRIC UTILITIES — 0.27%
Electricite de France SA	69,229	885,151

		885,151
ELECTRICAL EQUIPMENT — 4.57%
Legrand SA	74,321	4,445,844
Schneider Electric SE	155,461	10,577,404

		15,023,248
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.50%
Ingenico Group SA	15,262	1,640,991

		1,640,991
ENERGY EQUIPMENT & SERVICES — 0.55%
Technip SA	30,540	1,801,717

		1,801,717
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.21%
Fonciere des Regions	9,247	862,631
Gecina SA	11,476	1,792,590
ICADE	10,279	791,989
Klepierre	61,253	2,865,943
Unibail-Rodamco SE	27,482	7,529,583

		13,842,736
FOOD & STAPLES RETAILING — 1.41%
Carrefour SA	154,171	3,875,447
Casino Guichard Perrachon SAb	15,698	775,312

		4,650,759
FOOD PRODUCTS — 3.78%
Danone SA	164,116	12,449,425

		12,449,425

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2016

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 2.20%
Essilor International SA	57,218	$7,255,264

		7,255,264
HOTELS, RESTAURANTS & LEISURE — 1.47%
Accor SA	47,579	1,793,483
Sodexo SA	26,245	3,035,573

		4,829,056
INSURANCE — 4.08%
AXA SA	540,203	11,323,068
CNP Assurances	47,608	765,127
SCOR SE	45,616	1,339,977

		13,428,172
IT SERVICES — 2.08%
Atos SE	24,517	2,408,644
Capgemini SA	45,522	4,428,147

		6,836,791
MACHINERY — 0.34%
Alstom SAa	42,541	1,123,617

		1,123,617
MEDIA — 4.54%
Eutelsat Communications SA	48,419	939,672
JCDecaux SA	20,609	706,960
Lagardere SCA	32,732	797,094
Publicis Groupe SA	52,605	3,899,084
SES SA	101,255	2,321,990
Vivendi SA	323,683	6,265,521

		14,930,321
METALS & MINING — 0.92%
ArcelorMittal[a]	512,039	3,017,368

		3,017,368
MULTI-UTILITIES — 3.19%
Engie SA	406,646	6,471,966
Suez	90,961	1,374,240
Veolia Environnement SA	125,457	2,663,908

		10,510,114
OIL, GAS & CONSUMABLE FUELS — 8.97%
Total SA	620,013	29,520,548

		29,520,548
PERSONAL PRODUCTS — 4.04%
L’Oreal SA	70,477	13,292,912

		13,292,912
PHARMACEUTICALS — 7.53%
Sanofi	322,065	24,775,390

		24,775,390

Security	Shares	Value
PROFESSIONAL SERVICES — 0.48%
Bureau Veritas SA	73,955	$1,583,100

		1,583,100
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.40%
STMicroelectronics NV	176,775	1,319,707

		1,319,707
SOFTWARE — 0.91%
Dassault Systemes	35,733	3,005,515

		3,005,515
TEXTILES, APPAREL & LUXURY GOODS — 6.93%
Christian Dior SE	15,182	2,620,886
Hermes International	7,346	3,097,555
Kering	21,076	3,989,302
LVMH Moet Hennessy Louis Vuitton SE	77,568	13,105,563

		22,813,306
TRADING COMPANIES & DISTRIBUTORS — 0.41%
Rexel SA	83,719	1,343,151

		1,343,151
TRANSPORTATION INFRASTRUCTURE — 0.69%
Aeroports de Paris	8,234	848,282
Groupe Eurotunnel SE Registered	130,435	1,432,381

		2,280,663

TOTAL COMMON STOCKS
(Cost: $400,633,908)		328,854,918

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	144,475	144,475
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	19,022	19,022

		163,497

TOTAL SHORT-TERM INVESTMENTS
(Cost: $163,497)		163,497

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $400,797,405)[f]	$329,018,415
Other Assets, Less Liabilities — 0.01%	35,240

NET ASSETS — 100.00%	$329,053,655

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $415,568,747. Net unrealized depreciation was $86,550,332, of which $7,416,612 represented gross unrealized appreciation on securities and $93,966,944 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$328,854,918	$—	$—	$328,854,918
Money market funds	163,497	—	—	163,497

Total	$329,018,415	$—	$—	$329,018,415

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI NETHERLANDS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.70%

AIR FREIGHT & LOGISTICS — 0.42%
PostNL NVa	177,817	$776,925

		776,925
BANKS — 11.93%
ABN AMRO Group NVb	99,338	2,038,498
ING Groep NV	1,598,977	19,981,247

		22,019,745
BEVERAGES — 8.49%
Coca-Cola European Partners PLC[a]	90,838	3,480,274
Heineken Holding NV	41,646	3,342,374
Heineken NV	95,461	8,516,203
Refresco Group NVb	20,144	327,781

		15,666,632
CAPITAL MARKETS — 0.51%
BinckBank NV	30,966	176,960
Flow Traders[b]	11,993	353,966
Intertrust NVa,b	18,504	415,886

		946,812
CHEMICALS — 7.45%
Akzo Nobel NV	103,936	7,012,660
Corbion NV	24,984	680,344
Koninklijke DSM NV	76,513	5,325,167
OCI NVa	41,812	730,653

		13,748,824
CONSTRUCTION & ENGINEERING — 1.19%
Arcadis NV	29,952	400,976
Boskalis Westminster	37,675	1,344,834
Koninklijke BAM Groep NVc	102,111	457,634

		2,203,444
DIVERSIFIED FINANCIAL SERVICES — 0.00%
SNS REAAL NVa,c	68,952	1

		1
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.50%
Koninklijke KPN NV	1,414,626	4,611,602

		4,611,602
ELECTRICAL EQUIPMENT — 0.46%
Kendrion NV	5,276	149,842
TKH Group NV	18,256	695,883

		845,725
ENERGY EQUIPMENT & SERVICES — 0.80%
Fugro NV CVA[a,c]	24,438	385,949

Security	Shares	Value
SBM Offshore NV	75,028	$1,097,174

		1,483,123
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.24%
Eurocommercial Properties NV	19,918	903,873
NSI NV	59,457	251,571
VastNed Retail NV	7,903	326,773
Wereldhave NV	16,696	799,034

		2,281,251
FOOD & STAPLES RETAILING — 6.93%
Amsterdam Commodities NV	7,543	196,164
Koninklijke Ahold Delhaize NV	527,160	12,602,620

		12,798,784
FOOD PRODUCTS — 0.22%
Wessanen	32,529	398,521

		398,521
HOUSEHOLD DURABLES — 0.24%
TomTom NVa,c	47,783	438,040

		438,040
INDUSTRIAL CONGLOMERATES — 6.04%
Koninklijke Philips NV	384,732	11,158,011

		11,158,011
INSURANCE — 4.24%
Aegon NV	765,982	3,134,334
Delta Lloyd NV	190,838	772,179
NN Group NV	132,264	3,929,466

		7,835,979
IT SERVICES — 0.64%
InterXion Holding NVa	31,508	1,175,248

		1,175,248
LEISURE PRODUCTS — 0.14%
Accell Group	10,072	258,792

		258,792
MACHINERY — 0.79%
Aalberts Industries NV	43,559	1,457,840

		1,457,840
MEDIA — 1.81%
Altice NV Class Aa	154,718	2,571,832
Altice NV Class Ba	46,058	764,583

		3,336,415
OIL, GAS & CONSUMABLE FUELS — 0.91%
Koninklijke Vopak NV	29,524	1,494,831

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2016

Security	Shares	Value
VTTI Energy Partners LP	10,035	$192,973

		1,687,804
PERSONAL PRODUCTS — 16.65%
Unilever NV CVA	670,982	30,725,480

		30,725,480
PROFESSIONAL SERVICES — 8.24%
Brunel International NV	10,503	185,584
Randstad Holding NV	50,512	2,378,295
RELX NV	415,036	7,349,714
Wolters Kluwer NV	126,331	5,293,878

		15,207,471
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 14.57%
ASM International NV	26,842	1,020,325
ASML Holding NV	154,909	16,454,168
BE Semiconductor Industries NV	18,742	585,513
NXP Semiconductors NVa	100,293	8,827,790

		26,887,796
SOFTWARE — 1.28%
Gemalto NV	34,022	2,366,354

		2,366,354
TRADING COMPANIES & DISTRIBUTORS — 2.01%
AerCap Holdings NVa	70,569	2,820,643
IMCD Group NV	21,570	888,632

		3,709,275

TOTAL COMMON STOCKS
(Cost: $195,060,363)		184,025,894

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.47%

MONEY MARKET FUNDS — 0.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	863,112	$863,112
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	13,498	13,498

		876,610

TOTAL SHORT-TERM INVESTMENTS
(Cost: $876,610)		876,610

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $195,936,973)[g]		184,902,504
Other Assets, Less Liabilities — (0.17)%		(315,587)

NET ASSETS — 100.00%		$184,586,917

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $200,441,077. Net unrealized depreciation was $15,538,573, of which $5,611,457 represented gross unrealized appreciation on securities and $21,150,030 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$184,025,893	$—	$1	$184,025,894
Money market funds	876,610	—	—	876,610

Total	$184,902,503	$—	$1	$184,902,504

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI SWEDEN ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.76%

BANKS — 24.58%
Nordea Bank AB	2,496,455	$24,365,172
Skandinaviska Enskilda Banken AB Class A	1,283,696	12,528,756
Svenska Handelsbanken AB Class A	1,235,478	15,919,066
Swedbank AB Class A	747,530	17,163,057

		69,976,051
BUILDING PRODUCTS — 5.90%
Assa Abloy AB	830,916	16,800,666

		16,800,666
COMMERCIAL SERVICES & SUPPLIES — 1.69%
Securitas AB Class B	277,349	4,815,502

		4,815,502
COMMUNICATIONS EQUIPMENT — 6.30%
Telefonaktiebolaget LM Ericsson Class B	2,520,734	17,944,567

		17,944,567
CONSTRUCTION & ENGINEERING — 2.27%
Skanska AB Class B	294,571	6,447,251

		6,447,251
DIVERSIFIED FINANCIAL SERVICES — 7.51%
Industrivarden AB Class C	151,661	2,758,791
Investor AB Class B	389,949	13,732,040
Kinnevik AB Class B	199,263	4,897,986

		21,388,817
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.53%
Telia Co. AB	2,228,604	10,049,105

		10,049,105
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.15%
Hexagon AB Class B	220,655	8,969,360

		8,969,360
FOOD & STAPLES RETAILING — 0.88%
ICA Gruppen AB	73,338	2,504,775

		2,504,775
HEALTH CARE EQUIPMENT & SUPPLIES — 1.20%
Getinge AB Class B	174,774	3,403,405

		3,403,405
HOUSEHOLD DURABLES — 3.02%
Electrolux AB Class B	204,629	5,320,988

Security	Shares	Value
Husqvarna AB Class B	380,985	$3,289,677

		8,610,665
HOUSEHOLD PRODUCTS — 4.64%
Svenska Cellulosa AB SCA Class B	430,898	13,219,518

		13,219,518
MACHINERY — 19.93%
Alfa Laval AB	252,188	3,911,077
Atlas Copco AB Class A	553,438	15,668,880
Atlas Copco AB Class B	326,761	8,386,303
Sandvik AB	900,001	9,754,672
SKF AB Class B	337,560	5,679,860
Volvo AB Class B	1,243,738	13,349,745

		56,750,537
METALS & MINING — 1.69%
Boliden AB	227,776	4,815,330

		4,815,330
OIL, GAS & CONSUMABLE FUELS — 0.97%
Lundin Petroleum ABa	157,045	2,759,673

		2,759,673
SPECIALTY RETAIL — 8.44%
Hennes & Mauritz AB Class B	789,036	24,013,619

		24,013,619
TOBACCO — 2.21%
Swedish Match AB	177,121	6,303,400

		6,303,400
WIRELESS TELECOMMUNICATION SERVICES — 1.85%
Millicom International Cellular SA SDR	56,516	2,889,757
Tele2 AB Class B	285,464	2,371,682

		5,261,439

TOTAL COMMON STOCKS
(Cost: $356,842,038)		284,033,680

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	3,595	3,595

		3,595

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,595)		3,595

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.76%
(Cost: $356,845,633)[d]	$284,037,275
Other Assets, Less Liabilities — 0.24%	671,473

NET ASSETS — 100.00%	$284,708,748

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $360,546,055. Net unrealized depreciation was $76,508,780, of which $6,295,284 represented gross unrealized appreciation on securities and $82,804,064 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$284,033,680	$—	$—	$284,033,680
Money market funds	3,595	—	—	3,595

Total	$284,037,275	$—	$—	$284,037,275

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

ASSETS
Investments, at cost:
Unaffiliated	$82,137,646	$144,720,037	$400,633,908
Affiliated (Note 2)	1,655,075	4,531,388	163,497

Total cost of investments	$83,792,721	$149,251,425	$400,797,405

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$60,275,951	$131,931,832	$328,854,918
Affiliated (Note 2)	1,655,075	4,531,388	163,497

Total fair value of investments	61,931,026	136,463,220	329,018,415
Foreign currency, at value[b]	159,076	181,218	210,797
Receivables:
Investment securities sold	676,761	1,161,120	671,453
Interest	672	8,584	9,420
Tax reclaims	437,666	160,329	—

Total Assets	63,205,201	137,974,471	329,910,085

LIABILITIES
Payables:
Investment securities purchased	780,629	1,186,694	574,164
Collateral for securities on loan (Note 1)	1,619,284	4,526,272	144,475
Investment advisory fees (Note 2)	24,844	58,929	137,791

Total Liabilities	2,424,757	5,771,895	856,430

NET ASSETS	$60,780,444	$132,202,576	$329,053,655

Net assets consist of:
Paid-in capital	$159,019,724	$196,494,512	$458,458,312
Undistributed (distributions in excess of) net investment income	(15,415)	50,163	181,248
Accumulated net realized loss	(76,323,258)	(51,551,142)	(57,808,484)
Net unrealized depreciation	(21,900,607)	(12,790,957)	(71,777,421)

NET ASSETS	$60,780,444	$132,202,576	$329,053,655

Shares outstanding[c]	3,900,000	7,280,000	13,800,000

Net asset value per share	$15.58	$18.16	$23.84

[a]	Securities on loan with values of $1,531,866, $4,279,336 and $133,499, respectively. See Note 1.
[b]	Cost of foreign currency: $161,153, $182,080 and $209,157, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 340.2 million, respectively.

See notes to financial statements.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Netherlands ETF	iShares MSCI Sweden ETF

ASSETS
Investments, at cost:
Unaffiliated	$195,060,363	$356,842,038
Affiliated (Note 2)	876,610	3,595

Total cost of investments	$195,936,973	$356,845,633

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$184,025,894	$284,033,680
Affiliated (Note 2)	876,610	3,595

Total fair value of investments	184,902,504	284,037,275
Foreign currency, at value[b]	348,486	26,362
Receivables:
Investment securities sold	2,012,862	—
Dividends and interest	501,477	118
Foreign withholding tax claims (Note 7)	—	10,640,860

Total Assets	187,765,329	294,704,615

LIABILITIES
Payables:
Investment securities purchased	2,216,641	—
Collateral for securities on loan (Note 1)	863,112	—
Securities related to in-kind transactions (Note 4)	17,147	—
IRS compliance fee for foreign withholding tax claims (Note 7)	—	8,773,929
Professional fees (Note 7)	—	1,103,233
Investment advisory fees (Note 2)	81,512	118,705

Total Liabilities	3,178,412	9,995,867

NET ASSETS	$184,586,917	$284,708,748

Net assets consist of:
Paid-in capital	$241,335,091	$408,611,279
Undistributed net investment income	2,099,033	190,625
Accumulated net realized loss	(47,805,188)	(51,182,703)
Net unrealized depreciation	(11,042,019)	(72,910,453)

NET ASSETS	$184,586,917	$284,708,748

Shares outstanding[c]	7,450,000	9,975,000

Net asset value per share	$24.78	$28.54

[a]	Securities on loan with values of $567,436 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $350,610 and $26,501, respectively.
[c]	$0.001 par value, number of shares authorized: 255 million and 63.6 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,803,133	$4,341,526	$11,685,669
Dividends — affiliated (Note 2)	97	251	563
Securities lending income — affiliated — net (Note 2)	3,746	143,891	170,305

Total investment income	1,806,976	4,485,668	11,856,537

EXPENSES
Investment advisory fees (Note 2)	295,007	898,831	1,755,176

Total expenses	295,007	898,831	1,755,176

Net investment income	1,511,969	3,586,837	10,101,361

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,099,663)	(1,954,966)	(11,073,893)
In-kind redemptions — unaffiliated	(112,264)	3,173,414	5,592,198
Foreign currency transactions	(172,517)	(24,479)	13,320

Net realized gain (loss)	(3,384,444)	1,193,969	(5,468,375)

Net change in unrealized appreciation/depreciation on:
Investments	1,863,453	(1,392,045)	(10,978,484)
Translation of assets and liabilities in foreign currencies	130,571	(7,002)	(3,767)

Net change in unrealized appreciation/depreciation	1,994,024	(1,399,047)	(10,982,251)

Net realized and unrealized loss	(1,390,420)	(205,078)	(16,450,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,549	$3,381,759	$(6,349,265)

[a]	Net of foreign withholding tax of $178,925, $761,542 and $1,927,240, respectively.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Netherlands ETF	iShares MSCI Sweden ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$6,408,612	$13,445,470
Dividends — affiliated (Note 2)	361	243
Securities lending income — affiliated — net (Note 2)	15,114	10,932

Total investment income	6,424,087	13,456,645

EXPENSES
Investment advisory fees (Note 2)	898,127	1,573,426

Total expenses	898,127	1,573,426

Net investment income	5,525,960	11,883,219

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,185,201)	(7,812,095)
In-kind redemptions — unaffiliated	5,170,095	(1,361,984)
Foreign currency transactions	9,453	(25,723)

Net realized loss	(9,005,653)	(9,199,802)

Net change in unrealized appreciation/depreciation on:
Investments	10,393,669	(13,825,979)
Translation of assets and liabilities in foreign currencies	(13,887)	(102,259)

Net change in unrealized appreciation/depreciation	10,379,782	(13,928,238)

Net realized and unrealized gain (loss)	1,374,129	(23,128,040)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,900,089	$(11,244,821)

[a]	Net of foreign withholding tax of $930,740 and $29,110, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Capped ETF		iShares MSCI Belgium Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,511,969	$942,322	$3,586,837	$3,303,671
Net realized gain (loss)	(3,384,444)	(5,565,859)	1,193,969	17,449,249
Net change in unrealized appreciation/depreciation	1,994,024	(2,419,854)	(1,399,047)	(19,225,017)

Net increase (decrease) in net assets resulting from operations	121,549	(7,043,391)	3,381,759	1,527,903

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,345,976)	(1,034,120)	(3,766,140)	(3,622,114)

Total distributions to shareholders	(1,345,976)	(1,034,120)	(3,766,140)	(3,622,114)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,261,666	18,333,036	307,240,550	165,245,124
Cost of shares redeemed	(42,386,794)	(17,295,697)	(328,312,366)	(174,257,196)

Net increase (decrease) in net assets from capital share transactions	5,874,872	1,037,339	(21,071,816)	(9,012,072)

INCREASE (DECREASE) IN NET ASSETS	4,650,445	(7,040,172)	(21,456,197)	(11,106,283)

NET ASSETS
Beginning of year	56,129,999	63,170,171	153,658,773	164,765,056

End of year	$60,780,444	$56,129,999	$132,202,576	$153,658,773

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(15,415)	$(8,898)	$50,163	$(33,754)

SHARES ISSUED AND REDEEMED
Shares sold	3,100,000	1,100,000	17,280,000	9,600,000
Shares redeemed	(2,800,000)	(1,100,000)	(19,040,000)	(10,240,000)

Net increase (decrease) in shares outstanding	300,000	—	(1,760,000)	(640,000)

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,101,361	$9,397,015	$5,525,960	$3,321,529
Net realized gain (loss)	(5,468,375)	(9,748,837)	(9,005,653)	4,194,752
Net change in unrealized appreciation/depreciation	(10,982,251)	(18,678,233)	10,379,782	(11,181,656)

Net increase (decrease) in net assets resulting from operations	(6,349,265)	(19,030,055)	6,900,089	(3,665,375)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,111,706)	(9,469,883)	(4,368,474)	(2,772,645)

Total distributions to shareholders	(10,111,706)	(9,469,883)	(4,368,474)	(2,772,645)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	117,552,844	212,178,798	108,170,576	119,225,740
Cost of shares redeemed	(122,177,212)	(115,462,686)	(102,397,515)	(101,596,983)

Net increase (decrease) in net assets from capital share transactions	(4,624,368)	96,716,112	5,773,061	17,628,757

INCREASE (DECREASE) IN NET ASSETS	(21,085,339)	68,216,174	8,304,676	11,190,737

NET ASSETS
Beginning of year	350,138,994	281,922,820	176,282,241	165,091,504

End of year	$329,053,655	$350,138,994	$184,586,917	$176,282,241

Undistributed net investment income included in net assets at end of year	$181,248	$178,273	$2,099,033	$932,094

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	8,200,000	4,550,000	4,600,000
Shares redeemed	(5,000,000)	(4,400,000)	(4,300,000)	(4,100,000)

Net increase (decrease) in shares outstanding	(200,000)	3,800,000	250,000	500,000

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Sweden ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,883,219	$14,836,137
Net realized gain (loss)	(9,199,802)	18,941,537
Net change in unrealized appreciation/depreciation	(13,928,238)	(66,312,736)

Net decrease in net assets resulting from operations	(11,244,821)	(32,535,062)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,154,414)	(16,981,496)

Total distributions to shareholders	(12,154,414)	(16,981,496)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	49,435,762	177,749,987
Cost of shares redeemed	(72,714,714)	(201,102,502)

Net decrease in net assets from capital share transactions	(23,278,952)	(23,352,515)

DECREASE IN NET ASSETS	(46,678,187)	(72,869,073)

NET ASSETS
Beginning of year	331,386,935	404,256,008

End of year	$284,708,748	$331,386,935

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$190,625	$(364,097)

SHARES ISSUED AND REDEEMED
Shares sold	1,650,000	5,250,000
Shares redeemed	(2,625,000)	(6,150,000)

Net decrease in shares outstanding	(975,000)	(900,000)

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$15.59	$17.55	$17.87	$14.53	$18.76

Income from investment operations:
Net investment income[a]	0.38	0.25	0.52	0.32	0.35
Net realized and unrealized gain (loss)[b]	(0.06)	(1.96)	(0.18)	3.36	(4.09)

Total from investment operations	0.32	(1.71)	0.34	3.68	(3.74)

Less distributions from:
Net investment income	(0.33)	(0.25)	(0.66)	(0.34)	(0.49)

Total distributions	(0.33)	(0.25)	(0.66)	(0.34)	(0.49)

Net asset value, end of year	$15.58	$15.59	$17.55	$17.87	$14.53

Total return	2.11%	(9.76)%	1.56%	25.49%	(19.81)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$60,780	$56,130	$63,170	$82,223	$53,757
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.52%
Ratio of net investment income to average net assets	2.47%	1.54%	2.64%	1.82%	2.32%
Portfolio turnover rate[c]	15%	18%	30%	26%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$17.00	$17.02	$14.36	$11.97	$12.60

Income from investment operations:
Net investment income[a]	0.34	0.34	0.32	0.42	0.38
Net realized and unrealized gain (loss)[b]	1.05	(0.00)[c]	2.95	2.36	(0.33)

Total from investment operations	1.39	0.34	3.27	2.78	0.05

Less distributions from:
Net investment income	(0.23)	(0.36)	(0.61)	(0.39)	(0.67)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.23)	(0.36)	(0.61)	(0.39)	(0.68)

Net asset value, end of year	$18.16	$17.00	$17.02	$14.36	$11.97

Total return	8.20%	1.95%	23.05%	23.43%	1.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$132,203	$153,659	$164,765	$71,216	$25,386
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.92%	2.01%	1.90%	3.01%	3.35%
Portfolio turnover rate[d]	19%	7%	13%	24%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$25.01	$27.64	$24.85	$20.70	$22.60

Income from investment operations:
Net investment income[a]	0.67	0.74	0.66	0.69	0.59
Net realized and unrealized gain (loss)[b]	(1.14)	(2.69)	2.86	4.14	(1.80)

Total from investment operations	(0.47)	(1.95)	3.52	4.83	(1.21)

Less distributions from:
Net investment income	(0.70)	(0.68)	(0.73)	(0.68)	(0.69)
Return of capital	—	—	—	—	(0.00)[c]

Total distributions	(0.70)	(0.68)	(0.73)	(0.68)	(0.69)

Net asset value, end of year	$23.84	$25.01	$27.64	$24.85	$20.70

Total return	(1.87)%	(7.17)%	14.07%	23.56%	(5.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$329,054	$350,139	$281,923	$526,839	$401,626
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.77%	2.85%	2.36%	2.94%	2.91%
Portfolio turnover rate[d]	6%	6%	6%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$24.48	$24.64	$22.52	$18.23	$18.45

Income from investment operations:
Net investment income[a]	0.71	0.50	0.45	0.44	0.39
Net realized and unrealized gain (loss)[b]	0.08	(0.27)	2.22	4.19	(0.08)

Total from investment operations	0.79	0.23	2.67	4.63	0.31

Less distributions from:
Net investment income	(0.49)	(0.39)	(0.55)	(0.34)	(0.53)

Total distributions	(0.49)	(0.39)	(0.55)	(0.34)	(0.53)

Net asset value, end of year	$24.78	$24.48	$24.64	$22.52	$18.23

Total return	3.32%	0.87%	11.80%	25.57%	1.96%

Ratios/Supplemental data:
Net assets, end of year (000s)	$184,587	$176,282	$165,092	$253,390	$78,397
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	2.97%	2.01%	1.78%	2.09%	2.21%
Portfolio turnover rate[c]	24%	6%	7%	11%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$30.26	$34.11	$31.97	$27.32	$26.82

Income from investment operations:
Net investment income[a]	1.05	1.30 [b]	1.04	0.97	0.83
Net realized and unrealized gain (loss)[c]	(1.63)	(3.75)	2.33	4.70	0.58

Total from investment operations	(0.58)	(2.45)	3.37	5.67	1.41

Less distributions from:
Net investment income	(1.14)	(1.40)	(1.23)	(1.02)	(0.86)
Return of capital	—	—	—	—	(0.05)

Total distributions	(1.14)	(1.40)	(1.23)	(1.02)	(0.91)

Net asset value, end of year	$28.54	$30.26	$34.11	$31.97	$27.32

Total return	(1.91)%	(7.46)%[b]	10.49%	21.02%	5.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$284,709	$331,387	$404,256	$434,006	$370,832
Ratio of expenses to average net assets	0.48%	0.92%	0.48%	0.51%	0.53%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	n/a	0.48%	n/a	n/a	n/a
Ratio of net investment income to average net assets	3.65%	3.97%[b]	2.97%	3.13%	3.17%
Portfolio turnover rate[d]	7%	4%	7%	7%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fees and professional fees (See Note 7), which resulted in the following increases:
•	Net investment income per share by $0.42
•	Total return by 1.14%
•	Ratio of net investment income to average net assets by 1.31%
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria Capped	Non-diversified
MSCI Belgium Capped	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Austria Capped
Deutsche Bank Securities Inc.	$740,896	$740,896	$—
Morgan Stanley & Co. LLC	700,299	700,299	—
UBS Securities LLC	90,671	90,671	—

	$1,531,866	$1,531,866	$—

MSCI Belgium Capped
Goldman Sachs & Co.	$1,829,860	$1,829,860	$—
JPMorgan Clearing Corp.	881,061	881,061	—
Morgan Stanley & Co. LLC	898,391	898,391	—
State Street Bank & Trust Company	453,225	453,225	—
UBS Securities LLC	106,525	106,525	—
Wells Fargo Securities LLC	110,274	110,274	—

	$4,279,336	$4,279,336	$—

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI France
Goldman Sachs & Co.	$133,499	$133,499	$—

MSCI Netherlands
Credit Suisse Securities (USA) LLC	$426,979	$426,979	$—
Morgan Stanley & Co. LLC	138,504	138,504	—
State Street Bank & Trust Company	1,953	1,953	—

	$567,436	$567,436	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Austria Capped	$1,087
MSCI Belgium Capped	36,495
MSCI France	43,019
MSCI Netherlands	4,688
MSCI Sweden	3,392

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$404,993	$—
MSCI Belgium Capped	1,386,520	2,729,909
MSCI France	889,010	472,330
MSCI Netherlands	15,165	2,762,588
MSCI Sweden	2,190,833	2,847,026

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$9,355,975	$8,687,139
MSCI Belgium Capped	34,885,133	35,158,832
MSCI France	21,132,013	22,874,324
MSCI Netherlands	45,914,936	44,751,965
MSCI Sweden	24,396,040	22,059,092

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria Capped	$47,423,694	$41,659,875
MSCI Belgium Capped	304,984,654	327,029,354
MSCI France	116,268,615	119,495,531
MSCI Netherlands	107,245,271	101,783,421
MSCI Sweden	49,238,278	72,080,625

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Austria Capped	$(4,529,461)	$(172,510)	$4,701,971
MSCI Belgium Capped	(2,257,982)	263,220	1,994,762
MSCI France	(341,978)	13,320	328,658
MSCI Netherlands	(5,123,080)	9,453	5,113,627
MSCI Sweden	(4,670,469)	825,917	3,844,552

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Austria Capped
Ordinary income	$1,345,976	$1,034,120

MSCI Belgium Capped
Ordinary income	$3,766,140	$3,622,114

MSCI France
Ordinary income	$10,111,706	$9,469,883

MSCI Netherlands
Ordinary income	$4,368,474	$2,772,645

MSCI Sweden
Ordinary income	$12,154,414	$16,981,496

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Austria Capped	$2,792	$(69,851,236)	$(26,913,872)	$(1,476,964)	$(98,239,280)
MSCI Belgium Capped	117,860	(48,691,414)	(15,348,655)	(369,727)	(64,291,936)
MSCI France	181,248	(40,264,571)	(86,548,763)	(2,772,571)	(129,404,657)
MSCI Netherlands	2,099,033	(40,864,723)	(15,546,123)	(2,436,361)	(56,748,174)
MSCI Sweden	—	(42,035,539)	(75,805,951)	(6,061,041)	(123,902,531)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Austria Capped	$32,264,922	$7,102,366	$16,657,011	$13,826,937	$69,851,236
MSCI Belgium Capped	12,888,603	5,953,120	10,826,174	19,023,517	48,691,414
MSCI France	26,988,853	3,408,374	7,008,530	2,858,814	40,264,571
MSCI Netherlands	10,460,395	5,819,153	22,256,170	2,329,005	40,864,723
MSCI Sweden	14,620,306	13,686,746	8,483,510	5,244,977	42,035,539

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF intends to file claims to recover taxes withheld by Sweden on dividend income on the basis that Sweden had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. As a result of the favorable ruling, the Fund has recorded a receivable for claims on all taxes that have been withheld by Sweden since January 1, 2010. The Fund continues to evaluate developments in Sweden for potential impacts to the receivables recorded. Swedish tax claims are disclosed in the statement of assets and liabilities as “Foreign withholding tax claims”. Professional fees associated with the filing of claims in Sweden resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims from calendar years 2005 through 2014. Such amounts are disclosed in the statement of assets and liabilities as “IRS compliance fee for foreign withholding tax claims”. The actual IRS compliance fee may differ from the estimate and that difference may be material.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

On August 12, 2016, the Board approved several changes for the iShares MSCI Sweden ETF. Effective on or around November 30, 2016, the Fund will track a new underlying index, the MSCI Sweden 25/50 Index, and will cease to track the MSCI Sweden Index. Concurrently, the Fund will change its name to the iShares MSCI Sweden Capped ETF.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Austria Capped	$1,892,092
MSCI Belgium Capped	4,612,466
MSCI France	13,376,033
MSCI Netherlands	7,219,368
MSCI Sweden	12,808,917

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria Capped	1,982,058	178,409
MSCI Belgium Capped	5,103,068	761,322
MSCI France	13,612,909	1,926,372
MSCI Netherlands	7,339,352	930,657
MSCI Sweden	13,468,811	24,686

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES®, INC.

I. iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF and iShares MSCI Netherlands ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI France ETF and iShares MSCI Sweden ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria Capped	$0.314234	$—	$0.014179	$0.328413	96%	—%	4%	100%
MSCI Belgium Capped	0.230406	—	—	0.230406	100	—	—	100
MSCI France	0.702174	—	—	0.702174	100	—	—	100
MSCI Netherlands	0.490397	—	—	0.490397	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	32	2.31
Greater than 0.5% and Less than 1.0%	162	11.71
Between 0.5% and –0.5%	954	68.99
Less than –0.5% and Greater than –1.0%	140	10.12
Less than –1.0% and Greater than –1.5%	43	3.11
Less than –1.5% and Greater than –2.0%	18	1.30
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0%	2	0.14

	1,383	100.00%

iShares MSCI Belgium Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	34	2.46
Greater than 0.5% and Less than 1.0%	167	12.08
Between 0.5% and –0.5%	1,015	73.40
Less than –0.5% and Greater than –1.0%	105	7.59
Less than –1.0% and Greater than –1.5%	35	2.53
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	15	1.08
Greater than 1.0% and Less than 1.5%	56	4.05
Greater than 0.5% and Less than 1.0%	199	14.39
Between 0.5% and –0.5%	951	68.77
Less than –0.5% and Greater than –1.0%	107	7.74
Less than –1.0% and Greater than –1.5%	29	2.10
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Netherlands ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	30	2.17
Greater than 0.5% and Less than 1.0%	149	10.77
Between 0.5% and –0.5%	1,028	74.34
Less than –0.5% and Greater than –1.0%	114	8.24
Less than –1.0% and Greater than –1.5%	33	2.39
Less than –1.5% and Greater than –2.0%	9	0.65
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14

	1,383	100.00%

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Sweden ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	172	12.44
Between 0.5% and –0.5%	922	66.67
Less than –0.5% and Greater than –1.0%	140	10.12
Less than –1.0% and Greater than –1.5%	50	3.62
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	63

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).		Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Eurozone ETF | EZU | BATS
➢	iShares MSCI Germany ETF | EWG | NYSE Arca
➢	iShares MSCI Italy Capped ETF | EWI | NYSE Arca
➢	iShares MSCI Spain Capped ETF | EWP | NYSE Arca
➢	iShares MSCI Switzerland Capped ETF | EWL | NYSE Arca

Management’s Discussions of Fund Performance

iSHARES® INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussions of Fund Performance

iSHARES® MSCI EUROZONE ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.53)%	(2.06)%	(2.51)%	(2.53)%	(2.06)%	(2.51)%
5 Years	4.55%	4.66%	4.64%	24.90%	25.59%	25.43%
10 Years	0.23%	0.25%	0.33%	2.37%	2.57%	3.31%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,091.60	$2.58	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance  (Continued)

iSHARES® MSCI EUROZONE ETF

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -2.53%, net of fees, while the total return for the Index was -2.51%.

Eurozone stocks, as represented by the Index, declined in U.S. dollar terms. The euro was little changed relative to the U.S. dollar during the reporting period, so currency fluctuations had comparatively little effect on the Index’s performance.

The Eurozone economy grew at a 0.3% annual rate in the second quarter of 2016, while the unemployment rate was 10.1% in July, the latest period for which data was available. Consumer prices in the Eurozone rose 0.2% for the year ended in August of 2016. To head off potential deflation and stimulate growth, the European Central Bank cut interest rates to 0% in March of 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Equities in Italy, Spain, and France, which together accounted for approximately 50% of the Index on average during the reporting period, were especially hard hit by the crisis in the banking sector, and they were leading detractors from the Index’s return. The Netherlands, Belgium, and Germany were the leading contributors to the Index’s performance.

From a sector standpoint, financials detracted the most from the Index’s return for the reporting period, driven by banks, which struggled with the difficult economic environment, negative interest rates, and poor performance on the European Banking Authority’s stress tests. Healthcare, telecommunication services, and consumer discretionary stocks also detracted from the Index’s return.

Stocks in the consumer staples sector contributed the most to the Index’s performance during the reporting period, led by the food, beverages, and tobacco industry and the household and personal products industry. The industrials, information technology, materials, and energy sectors were other sources of strength.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	17.46%
Industrials	15.12
Consumer Discretionary	13.74
Consumer Staples	12.22
Materials	8.30
Health Care	7.93
Information Technology	7.56
Utilities	5.48
Energy	5.28
Telecommunication Services	4.73
Real Estate**	2.18

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

France	32.00%
Germany	30.03
Netherlands	10.85
Spain	10.03
Italy	6.54
Belgium	4.42
Finland	3.21
Ireland	1.60
Austria	0.59
Portugal	0.51

TOTAL	99.78%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussions of Fund Performance

iSHARES® MSCI GERMANY ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.81%	1.92%	1.94%	1.81%	1.92%	1.94%
5 Years	6.77%	6.91%	6.94%	38.75%	39.69%	39.85%
10 Years	3.60%	3.58%	3.72%	42.49%	42.19%	44.13%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,137.70	$2.63	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance  (Continued)

iSHARES® MSCI GERMANY ETF

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 1.81%, net of fees, while the total return for the Index was 1.94%.

German equities, as represented by the Index, posted positive returns in U.S. dollar terms. The euro was little changed relative to the U.S. dollar during the reporting period, so currency fluctuations had comparatively little effect on performance.

The German economy expanded at a 3.1% annual rate in the second quarter of 2016, while the unemployment rate was 4.2% in July, the lowest level in more than 35 years. In addition, corporate profits, consumer confidence, and industrial output all improved over the course of the reporting period. At the same time, German inflation ran at just a 0.4% annual rate through August of 2016, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

Stocks in the information technology sector contributed the most to the Index’s performance during the reporting period, led by the software and semiconductors industries. In the industrials sector, industrial conglomerates helped performance the most, followed by transportation and machinery companies. The consumer staples and materials sectors were other sources of strength.

At the other end of the spectrum, the financials sector detracted the most from the Index’s return for the reporting period. Capital market companies and banks were the main sources of weakness, as they struggled with the poor outlook for growth, currency and financial market uncertainty, and the low level of interest rates in the wake of the Brexit vote. Healthcare, consumer discretionary, and utilities stocks were other sources of weakness.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	19.53%
Materials	14.26
Health Care	14.15
Industrials	14.08
Financials**	13.29
Information Technology	9.94
Telecommunication Services	5.12
Consumer Staples	4.48
Real Estate**	2.77
Utilities	2.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Siemens AG Registered	8.22%
Bayer AG Registered	7.97
SAP SE	7.77
BASF SE	6.72
Allianz SE Registered	6.13
Daimler AG Registered	6.00
Deutsche Telekom AG Registered	4.85
Linde AG	2.86
adidas AG	2.81
Deutsche Post AG Registered	2.77

TOTAL	56.10%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussions of Fund Performance

iSHARES® MSCI ITALY CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(20.97)%	(21.30)%	(20.78)%	(20.97)%	(21.30)%	(20.78)%
5 Years	(0.93)%	(0.98)%	(1.00)%	(4.55)%	(4.82)%	(4.91)%
10 Years	(6.33)%	(6.37)%	(6.32)%	(48.00)%	(48.22)%	(47.96)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,020.30	$2.49	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance  (Continued)

iSHARES® MSCI ITALY CAPPED ETF

The iShares MSCI Italy Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -20.97%, net of fees, while the total return for the Index was -20.78%.

Italian stocks, as measured by the Index, declined during the reporting period. Italy’s currency, the euro, was little changed relative to the U.S. dollar and had little effect on the Index’s performance.

The Italian economy expanded at a 0.8% annual rate in the second quarter of 2016, while the unemployment rate was 11.4% in July, the latest period for which data was available. Consumer prices in Italy declined 0.1% for the year ended in August, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

The financials sector, which made up about 37% of the Index on average during the reporting period, detracted the most from the Index’s performance. Weak performance in this sector was driven by Italian banks, which faced a number of challenges, including large exposure to non-performing loans and a need to raise capital to meet reserve requirements, which led to poor performance on the European Banking Authority’s stress tests. Italian banks faced additional challenges in the form of low interest rates and a difficult macroeconomic environment. Consumer discretionary, telecommunication services, and energy stocks were other detractors from the Index’s performance.

At the other end of the spectrum, utilities stocks contributed the most to the Index’s performance for the reporting period. Electric utilities in particular tend to be capital intensive businesses, which benefited from the ECB’s decision to purchase corporate bonds. Industrials stocks also helped the Index’s performance, led by the electrical equipment segment.

Special Note: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials	31.60%
Utilities	21.13
Energy	18.91
Industrials	13.65
Consumer Discretionary	10.23
Telecommunication Services	4.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Eni SpA	14.73%
Enel SpA	12.77
Intesa Sanpaolo SpA	11.34
Assicurazioni Generali SpA	4.98
UniCredit SpA	4.70
Atlantia SpA	4.41
Snam SpA	4.40
Terna Rete Elettrica Nazionale SpA	3.96
CNH Industrial NV	3.83
Luxottica Group SpA	3.70

TOTAL	68.82%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussions of Fund Performance

iSHARES® MSCI SPAIN CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(13.82)%	(13.89)%	(13.42)%	(13.82)%	(13.89)%	(13.42)%
5 Years	(1.01)%	(1.02)%	(0.87)%	(4.94)%	(5.00)%	(4.28)%
10 Years	(0.60)%	(0.63)%	(0.74)%	(5.89)%	(6.09)%	(7.15)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.80	$2.55	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance  (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

The iShares MSCI Spain Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -13.82%, net of fees, while the total return for the Index was -13.42%.

Spanish stock prices, as measured by the Index, declined during the reporting period. Spain’s currency, the euro, was little changed relative to the U.S. dollar and had little effect on the Index’s performance.

The Spanish economy grew at a 3.2% annual rate in the second quarter of 2016, while the unemployment rate fell to 20% in June, the latest period for which data was available. Consumer prices in Spain declined 0.1% for the year ended in August, well below the European Central Bank’s (“ECB’s”) stated inflation target of 2%. To head off potential deflation and stimulate growth, the ECB cut interest rates to 0% in March 2016 and announced a corporate asset purchase program aimed at lowering long-term corporate borrowing costs.

The financials sector, which made up about 38% of the Index on average during the reporting period, detracted the most from the Index’s performance. Weak performance in this sector was driven by Spanish banks, which performed poorly on the European Banking Authority’s stress tests due to concerns about exposure to non-performing loans and the need to raise capital to meet reserve requirements. Additional challenges included low interests rates and a difficult macroeconomic environment. Telecommunication services stocks also detracted from the Index’s return.

Conversely, utilities stocks contributed the most to the Index’s performance for the reporting period, with electric and gas utilities as sources of strength. Consumer discretionary stocks also aided performance, benefiting from the upturn in the Spanish economy in general and retail sales activity in particular. Information technology, healthcare, industrials, and consumer staples were other contributors to the Index’s performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials	35.38%
Utilities	18.48
Industrials	16.17
Telecommunication Services	9.14
Consumer Discretionary	7.45
Energy	4.46
Information Technology	4.38
Health Care	2.58
Consumer Staples	1.96

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Banco Santander SA	14.41%
Telefonica SA	9.14
Banco Bilbao Vizcaya Argentaria SA	7.83
Industria de Diseno Textil SA	7.45
Iberdrola SA	6.64
Repsol SA	4.45
Amadeus IT Holding SA Class A	4.38
Abertis Infraestructuras SA	3.84
Aena SA	3.62
Red Electrica Corp. SA	3.49

TOTAL	65.25%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussions of Fund Performance

iSHARES® MSCI SWITZERLAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.76)%	(2.63)%	(2.66)%	(2.76)%	(2.63)%	(2.66)%
5 Years	6.71%	6.67%	6.94%	38.37%	38.10%	39.87%
10 Years	5.22%	5.15%	4.72%	66.26%	65.26%	58.58%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,086.90	$2.57	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussions of Fund Performance  (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

The iShares MSCI Switzerland Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -2.76%, net of fees, while the total return for the Index was -2.66%.

Swiss stocks, as represented by the Index, declined modestly during the reporting period. The Swiss franc depreciated by approximately 2% relative to the U.S. dollar, which detracted modestly from the Index’s performance in U.S. dollar terms.

The Swiss economy grew at a 2.0% annual rate in the second quarter of 2016. Measures of Swiss consumer confidence declined during the reporting period, while retail sales activity also fell. In addition, the Swiss economy experienced deflation during the reporting period, with consumer prices declining 0.1% for the 12 months ended in August of 2016. On a positive note, the unemployment rate remained comparatively low at 3.2% in August of 2016. To stimulate growth and head off deflation, the Swiss central bank maintained negative interest rates throughout the reporting period.

The healthcare sector, which represented about 31% of the Index on average, was the largest detractor from the Index’s performance for the reporting period. Within the sector, the pharmaceuticals industry hindered the Index’s return. The financials sector also detracted, as Swiss banks struggled with negative interest rates, the poor outlook for growth, concerns about ongoing restructuring, and a need to raise capital to meet reserve requirements. Consumer discretionary, energy, and telecommunication services stocks also hindered the Index’s performance.

The leading contributor to the Index’s return for the reporting period was the consumer staples sector, led by food products companies. Other contributions came from the industrials and materials sectors. Among industrials stocks, electrical equipment and building products companies helped the most. In the materials sector, specialty chemical and fertilizer companies were leading sources of strength.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Health Care	29.83%
Consumer Staples	22.48
Financials**	18.13
Industrials	11.65
Materials	10.74
Consumer Discretionary	4.91
Telecommunication Services	1.38
Real Estate**	0.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Nestle SA Registered	19.51%
Novartis AG Registered	12.86
Roche Holding AG	12.45
UBS Group AG	4.52
ABB Ltd. Registered	4.27
Syngenta AG Registered	4.01
Zurich Insurance Group AG	3.72
Swiss Re AG	2.96
Cie. Financiere Richemont SA Class A Registered	2.93
LafargeHolcim Ltd. Registered	2.54

TOTAL	69.77%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.72%

AUSTRIA — 0.58%
Andritz AG	164,980	$8,405,479
Erste Group Bank AG	660,571	18,528,871
IMMOEAST AG Escrow[a]	105,078	1
IMMOFINANZ AG Escrow[a]	68,575	1
OMV AG	332,219	9,294,619
Raiffeisen Bank International AGa	262,054	3,718,328
Voestalpine AG	254,213	8,400,455

		48,347,754
BELGIUM — 4.40%
Ageas	451,557	15,575,475
Anheuser-Busch InBev SA/NV	1,795,894	222,119,542
Colruyt SA	157,482	8,630,335
Groupe Bruxelles Lambert SA	179,467	15,724,660
KBC Group NVa	559,645	33,078,760
Proximus SADP	339,892	10,383,751
Solvay SA	165,012	18,085,989
Telenet Group Holding NVa,b	121,310	5,680,656
UCB SA	283,730	23,261,064
Umicore SA	213,497	12,588,188

		365,128,420
FINLAND — 3.20%
Elisa OYJ	320,163	11,246,576
Fortum OYJ	1,004,240	15,479,649
Kone OYJ Class B	751,880	37,725,138
Metso OYJ	250,108	6,991,797
Neste OYJ	290,346	12,074,737
Nokia OYJ	13,039,606	73,195,185
Nokian Renkaat OYJ	255,855	9,224,102
Orion OYJ Class B	228,046	8,620,288
Sampo OYJ Class A	996,678	42,725,808
Stora Enso OYJ Class R	1,229,379	10,837,378
UPM-Kymmene OYJ	1,191,393	23,897,709
Wartsila OYJ Abp	329,857	13,548,903

		265,567,270
FRANCE — 31.90%
Accor SA	396,091	14,930,591
Aeroports de Paris	67,087	6,911,425
Air Liquide SA	768,742	84,188,768
Airbus Group SE	1,315,933	76,637,252
Alstom SAa	342,918	9,057,345
ArcelorMittal[a]	4,127,866	24,324,889

Security	Shares	Value
Arkema SA	150,372	$13,403,163
Atos SE	195,141	19,171,401
AXA SA	4,337,257	90,912,224
BNP Paribas SA	2,366,291	120,189,940
Bollore SA	1,925,506	6,943,992
Bouygues SA	460,814	14,591,167
Bureau Veritas SA	597,366	12,787,375
Capgemini SA	364,424	35,449,300
Carrefour SA	1,229,477	30,905,763
Casino Guichard Perrachon SAb	125,050	6,176,122
Christian Dior SE	121,333	20,945,857
Cie. de Saint-Gobain	1,095,018	47,953,717
Cie. Generale des Etablissements Michelin Class B	409,135	43,425,721
CNP Assurances	372,844	5,992,127
Credit Agricole SA	2,357,571	22,292,562
Danone SA	1,315,471	99,788,309
Dassault Systemes	286,931	24,133,870
Edenred	463,645	10,079,823
Eiffage SA	127,087	9,936,324
Electricite de France SA	561,472	7,178,893
Engie SA	3,289,954	52,361,196
Essilor International SA	458,327	58,116,036
Eurazeo SA	94,026	5,695,797
Eutelsat Communications SA	387,908	7,528,163
Fonciere des Regions	72,769	6,788,449
Gecina SA	90,851	14,191,232
Groupe Eurotunnel SE Registered	1,047,824	11,506,752
Hermes International	59,618	25,138,857
ICADE	80,928	6,235,437
Iliad SA	59,592	12,268,598
Imerys SA	80,108	5,636,043
Ingenico Group SA	123,699	13,300,286
JCDecaux SA	168,549	5,781,818
Kering	169,577	32,097,826
Klepierre	493,022	23,067,817
L’Oreal SA	565,049	106,575,853
Lagardere SCA	266,844	6,498,220
Legrand SA	597,278	35,728,862
LVMH Moet Hennessy Louis Vuitton SE	623,230	105,298,319
Natixis SA	2,097,371	9,264,361
Orange SA	4,431,182	67,563,252
Pernod Ricard SA	474,209	54,346,637

SCHEDULES OF INVESTMENTS	17

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
Peugeot SAa	1,080,996	$15,922,354
Publicis Groupe SA	422,085	31,284,951
Remy Cointreau SA	51,967	4,527,813
Renault SA	429,795	35,092,320
Rexel SA	677,326	10,866,721
Safran SA	699,802	48,853,049
Sanofi	2,604,131	200,327,140
Schneider Electric SE	1,248,414	84,940,783
SCOR SE	356,985	10,486,485
SES SA	814,856	18,686,360
SFR Group SA	243,800	6,476,041
Societe BIC SA	65,562	9,554,620
Societe Generale SA	1,747,151	63,523,530
Sodexo SA	211,063	24,412,155
STMicroelectronics NV	1,422,820	10,622,010
Suez	745,661	11,265,455
Technip SA	244,725	14,437,627
Thales SA	237,330	20,519,640
Total SA	4,975,277	236,886,816
Unibail-Rodamco SE	223,173	61,145,467
Valeo SA	534,304	27,605,798
Veolia Environnement SA	1,035,515	21,987,746
Vinci SA	1,119,140	84,745,562
Vivendi SA	2,589,484	50,124,553
Wendel SA	64,784	7,356,013
Zodiac Aerospace	454,020	10,315,556

		2,645,264,296
GERMANY — 28.14%
adidas AG	421,425	69,911,450
Allianz SE Registered	1,020,799	151,834,909
Axel Springer SE	99,034	5,036,255
BASF SE	2,052,066	166,612,031
Bayer AG Registered	1,847,814	197,506,437
Bayerische Motoren Werke AG	739,216	64,225,744
Beiersdorf AG	226,447	21,036,438
Brenntag AG	346,664	18,837,665
Commerzbank AG	2,363,272	16,597,978
Continental AG	245,689	51,416,203
Covestro AGc	156,675	8,145,506
Daimler AG Registered	2,153,971	148,928,929
Deutsche Bank AG Registered[a]	3,084,897	45,386,949
Deutsche Boerse AGa	440,933	37,617,409
Deutsche Lufthansa AG Registered	534,165	6,214,002

Security	Shares	Value
Deutsche Post AG Registered	2,165,525	$68,496,605
Deutsche Telekom AG Registered	7,201,270	120,065,546
Deutsche Wohnen AG Bearer	756,701	28,401,529
E.ON SE	4,480,413	41,202,905
Evonik Industries AG	354,499	11,897,993
Fraport AG Frankfurt Airport Services Worldwide	94,583	5,268,142
Fresenius Medical Care AG & Co. KGaA	490,010	43,299,676
Fresenius SE & Co. KGaA	914,120	66,604,145
GEA Group AG	409,805	21,960,653
Hannover Rueck SE	135,619	13,835,776
HeidelbergCement AG	314,851	29,199,886
Henkel AG & Co. KGaA	230,976	25,892,152
HOCHTIEF AG	45,864	6,157,815
HUGO BOSS AG	149,307	9,104,410
Infineon Technologies AG	2,531,318	42,556,640
K+S AG Registered	427,055	8,927,618
Lanxess AG	203,740	10,855,629
Linde AG	414,797	70,937,019
MAN SE	83,691	8,692,840
Merck KGaA	289,064	30,372,279
METRO AG	396,997	11,761,328
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	368,429	66,495,208
Osram Licht AG	199,848	10,447,933
ProSiebenSat.1 Media SE Registered	491,000	21,086,574
QIAGEN NVa	495,635	13,104,794
RTL Group SAa	88,189	7,410,733
RWE AGa	1,097,554	17,926,499
SAP SE	2,194,888	192,533,177
Siemens AG Registered	1,709,313	203,796,055
Symrise AG	277,813	20,424,423
Telefonica Deutschland Holding AG	1,646,578	6,755,997
ThyssenKrupp AG	826,415	19,232,160
United Internet AG Registered[d]	276,457	11,349,335
Volkswagen AG	73,151	10,628,008
Vonovia SE	1,040,332	40,420,175
Zalando SEa,c	193,833	7,401,494

		2,333,811,056

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
IRELAND — 1.60%
Bank of Ireland[a]	61,301,643	$13,791,484
CRH PLC	1,842,252	62,272,348
Irish Bank Resolution Corp. Ltd.[a]	446,666	5
Kerry Group PLC Class A	358,478	30,415,221
Paddy Power Betfair PLC	180,312	21,518,119
Ryanair Holdings PLC	42,432	566,631
Ryanair Holdings PLC ADR	53,355	3,874,107

		132,437,915
ITALY — 6.34%
Assicurazioni Generali SpA	2,606,559	33,094,812
Atlantia SpA	924,633	23,747,407
CNH Industrial NV	2,242,410	16,358,513
Enel SpA	17,212,846	75,878,018
Eni SpA	5,670,283	85,508,819
EXOR SpA	248,850	10,213,219
Ferrari NV	277,300	13,342,006
Fiat Chrysler Automobiles NV	2,001,600	13,810,395
Intesa Sanpaolo SpA	28,261,118	67,043,464
Leonardo-Finmeccanica SpA[a]	977,801	11,140,729
Luxottica Group SpA	378,746	18,244,068
Mediobanca SpA	1,268,589	9,395,721
Poste Italiane SpA[c]	1,139,781	7,933,941
Prysmian SpA	440,350	10,848,523
Saipem SpA[a]	13,519,949	6,187,265
Snam SpA	5,528,234	30,600,626
Telecom Italia SpA/Milano[a]	22,862,714	20,714,423
Tenaris SA	1,051,127	14,422,927
Terna Rete Elettrica Nazionale SpA	3,468,803	17,895,164
UniCredit SpA	11,643,519	29,904,123
Unione di Banche Italiane SpA	1,998,832	5,369,590
UnipolSai SpA	2,507,908	4,181,392

		525,835,145
NETHERLANDS — 10.82%
ABN AMRO Group NVc	518,972	10,649,738
Aegon NV	4,066,294	16,638,932
AerCap Holdings NVa,b	377,500	15,088,675
Akzo Nobel NV	555,771	37,498,393
Altice NV Class Aa,b	793,399	13,188,442
Altice NV Class Ba	273,806	4,545,299
ASML Holding NV	822,751	87,391,201
Boskalis Westminster	196,755	7,023,302
Gemalto NV	179,893	12,512,215

Security	Shares	Value
Heineken Holding NV	225,786	$18,120,859
Heineken NV	516,067	46,039,024
ING Groep NV	8,654,512	108,149,110
Koninklijke Ahold Delhaize NV	2,896,055	69,234,922
Koninklijke DSM NV	407,108	28,333,986
Koninklijke KPN NV	7,631,209	24,877,319
Koninklijke Philips NV	2,083,231	60,417,940
Koninklijke Vopak NV	159,189	8,059,906
NN Group NV	708,111	21,037,459
NXP Semiconductors NVa	657,670	57,888,113
OCI NVa	211,228	3,691,152
Randstad Holding NV	266,796	12,561,758
RELX NV	2,219,996	39,313,058
Unilever NV CVA	3,639,965	166,680,582
Wolters Kluwer NV	679,963	28,493,729

		897,435,114
PORTUGAL — 0.51%
EDP — Energias de Portugal SA	5,185,635	17,355,372
Galp Energia SGPS SA	1,092,079	15,848,420
Jeronimo Martins SGPS SA	556,901	8,971,890

		42,175,682
SPAIN — 10.00%
Abertis Infraestructuras SA	1,438,186	22,240,700
ACS Actividades de Construccion y Servicios SA	449,947	12,731,163
Aena SAc	152,825	21,573,961
Amadeus IT Holding SA Class A	986,998	45,284,365
Banco Bilbao Vizcaya Argentaria SA	14,560,351	90,456,100
Banco de Sabadell SA	11,911,398	16,118,570
Banco Popular Espanol SA	7,432,784	10,041,528
Banco Santander SA	32,274,329	144,500,976
Bankia SA	10,480,570	8,824,583
Bankinter SA	1,559,132	11,419,108
CaixaBank SA	5,997,034	16,116,894
Distribuidora Internacional de Alimentacion SA	1,411,361	8,606,167
Enagas SA	428,279	12,556,907
Endesa SA	713,863	14,517,878
Ferrovial SA	1,102,445	21,689,927
Gas Natural SDG SA	795,011	16,385,124
Grifols SA	670,449	14,180,065
Iberdrola SA	12,195,681	80,139,305
Industria de Diseno Textil SA	2,448,023	86,606,774

SCHEDULES OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2016

Security	Shares	Value
International Consolidated Airlines Group SA	1,852,513	$9,309,318
Mapfre SA	2,508,207	6,768,685
Red Electrica Corp. SA	961,723	20,677,942
Repsol SA	2,495,797	33,467,498
Telefonica SA	10,035,912	100,932,749
Zardoya Otis SA	439,955	4,140,497
Zardoya Otis SA New[a]	19,957	187,818

		829,474,602
UNITED KINGDOM — 0.23%
Coca-Cola European Partners PLC[a]	484,355	18,557,084

		18,557,084

TOTAL COMMON STOCKS
(Cost: $9,664,562,825)		8,104,034,338

PREFERRED STOCKS — 1.97%

GERMANY — 1.80%
Bayerische Motoren Werke AG	123,717	9,258,093
Fuchs Petrolub SE	156,916	7,126,921
Henkel AG & Co. KGaA	399,688	52,372,167
Porsche Automobil Holding SE	341,953	17,300,110
Schaeffler AG	367,811	5,685,932
Volkswagen AG	415,123	57,561,706

		149,304,929
ITALY — 0.17%
Intesa Sanpaolo SpA	2,136,401	4,725,519
Telecom Italia SpA/Milano	13,270,531	9,710,491

		14,436,010

TOTAL PREFERRED STOCKS
(Cost: $228,669,382)		163,740,939

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	19,587,492	$19,587,492
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	326,934	326,934

		19,914,426

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,914,426)		19,914,426

TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $9,913,146,633)[h]		8,287,689,703
Other Assets, Less Liabilities — 0.07%		5,901,145

NET ASSETS — 100.00%		$8,293,590,848

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $10,078,274,967. Net unrealized depreciation was $1,790,585,264, of which $233,608,157 represented gross unrealized appreciation on securities and $2,024,193,421 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,103,846,513	$187,818	$7	$8,104,034,338
Preferred stocks	163,740,939	—	—	163,740,939
Money market funds	19,914,426	—	—	19,914,426

Total	$8,287,501,878	$187,818	$7	$8,287,689,703

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2016

Security	Shares	Value

COMMON STOCKS — 93.45%

AIR FREIGHT & LOGISTICS — 2.75%
Deutsche Post AG Registered	3,126,637	$98,897,044

		98,897,044

AIRLINES — 0.24%
Deutsche Lufthansa AG Registered	751,214	8,738,957

		8,738,957

AUTO COMPONENTS — 2.06%
Continental AG	354,537	74,195,207

		74,195,207

AUTOMOBILES — 8.97%
Bayerische Motoren Werke AG	1,067,355	92,735,640
Daimler AG Registered	3,103,305	214,567,369
Volkswagen AG	104,719	15,214,479

		322,517,488

BANKS — 0.67%
Commerzbank AG	3,430,766	24,095,313

		24,095,313

CAPITAL MARKETS — 3.29%
Deutsche Bank AG Registered[a]	4,444,910	65,396,318
Deutsche Boerse AGa	621,733	53,042,037

		118,438,355

CHEMICALS — 11.96%
BASF SE	2,960,569	240,375,512
Covestro AGb	228,548	11,882,170
Evonik Industries AG	525,789	17,646,972
K+S AG Registered	616,620	12,890,489
Lanxess AG	294,866	15,710,984
Linde AG	598,815	102,407,084
Symrise AG	397,508	29,224,232

		430,137,443

CONSTRUCTION & ENGINEERING — 0.25%
HOCHTIEF AG	66,874	8,978,670

		8,978,670

CONSTRUCTION MATERIALS — 1.17%
HeidelbergCement AG	454,339	42,136,270

		42,136,270

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.09%
Deutsche Telekom AG Registered	10,393,452	$173,288,252
Telefonica Deutschland Holding AG	2,396,548	9,833,164

		183,121,416
ELECTRICAL EQUIPMENT — 0.42%
Osram Licht AG	286,715	14,989,288

		14,989,288
FOOD & STAPLES RETAILING — 0.47%
METRO AG	574,318	17,014,593

		17,014,593
HEALTH CARE PROVIDERS & SERVICES — 4.41%
Fresenius Medical Care AG & Co. KGaA	705,544	62,345,312
Fresenius SE & Co. KGaA	1,319,783	96,161,356

		158,506,668
HOUSEHOLD PRODUCTS — 1.04%
Henkel AG & Co. KGaA	334,925	37,544,718

		37,544,718
INDUSTRIAL CONGLOMERATES — 8.17%
Siemens AG Registered	2,465,642	293,970,802

		293,970,802
INSURANCE — 9.25%
Allianz SE Registered	1,473,052	219,103,582
Hannover Rueck SE	194,647	19,857,780
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	519,178	93,702,855

		332,664,217
INTERNET & DIRECT MARKETING RETAIL — 0.30%
Zalando SEa,b	278,389	10,630,256

		10,630,256
INTERNET SOFTWARE & SERVICES — 0.45%
United Internet AG Registered[c]	396,516	16,278,094

		16,278,094
LIFE SCIENCES TOOLS & SERVICES — 0.52%
QIAGEN NVa	713,948	18,877,079

		18,877,079
MACHINERY — 1.21%
GEA Group AG	589,567	31,593,749
MAN SE	113,296	11,767,860

		43,361,609

SCHEDULES OF INVESTMENTS	21

Schedule of Investments  (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2016

Security	Shares	Value
MEDIA — 1.33%
Axel Springer SE	139,232	$7,080,476
ProSiebenSat.1 Media SE Registered	705,023	30,278,044
RTL Group SAa	124,979	10,502,285

		47,860,805
METALS & MINING — 0.77%
ThyssenKrupp AG	1,185,502	27,588,760

		27,588,760
MULTI-UTILITIES — 2.36%
E.ON SE	6,448,471	59,301,618
RWE AGa	1,577,038	25,757,976

		85,059,594
PERSONAL PRODUCTS — 0.84%
Beiersdorf AG	324,854	30,178,236

		30,178,236
PHARMACEUTICALS — 9.14%
Bayer AG Registered	2,665,303	284,885,004
Merck KGaA	416,635	43,776,308

		328,661,312
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.76%
Deutsche Wohnen AG Bearer	1,087,301	40,810,056
Vonovia SE	1,501,726	58,346,786

		99,156,842
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.71%
Infineon Technologies AG	3,647,519	61,322,265

		61,322,265
SOFTWARE — 7.73%
SAP SE	3,167,642	277,862,095

		277,862,095
TEXTILES, APPAREL & LUXURY GOODS — 3.16%
adidas AG	606,857	100,673,318
HUGO BOSS AG	215,405	13,134,919

		113,808,237
TRADING COMPANIES & DISTRIBUTORS — 0.75%
Brenntag AG	498,084	27,065,803

		27,065,803
TRANSPORTATION INFRASTRUCTURE — 0.21%
Fraport AG Frankfurt Airport Services Worldwide	134,194	7,474,419

		7,474,419

TOTAL COMMON STOCKS
(Cost: $4,066,137,228)		3,361,131,855

Security	Shares	Value
PREFERRED STOCKS — 5.97%

AUTO COMPONENTS — 0.23%
Schaeffler AG	536,318	$8,290,855

		8,290,855
AUTOMOBILES — 3.37%
Bayerische Motoren Werke AG	175,876	13,161,298
Porsche Automobil Holding SE	493,715	24,978,063
Volkswagen AG	597,865	82,901,042

		121,040,403
CHEMICALS — 0.28%
Fuchs Petrolub SE	223,870	10,167,885

		10,167,885
HOUSEHOLD PRODUCTS — 2.09%
Henkel AG & Co. KGaA	574,442	75,270,643

		75,270,643

TOTAL PREFERRED STOCKS
(Cost: $296,945,544)		214,769,786

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	33,859	33,859

		33,859

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,859)		33,859

TOTAL INVESTMENTS IN SECURITIES — 99.42%
(Cost: $4,363,116,631)[f]		3,575,935,500
Other Assets, Less Liabilities — 0.58%		20,966,456

NET ASSETS — 100.00%		$3,596,901,956

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	The cost of investments for federal income tax purposes was $4,423,862,208. Net unrealized depreciation was $847,926,708, of which $154,447,231 represented gross unrealized appreciation on securities and $1,002,373,939 represented gross unrealized depreciation on securities.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
DAX Index	69	Sep. 2016	Eurex	$18,358,049	$20,385,082	$2,027,033

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,361,131,855	$—	$—	$3,361,131,855
Preferred stocks	214,769,786	—	—	214,769,786
Money market funds	33,859	—	—	33,859

Total	$3,575,935,500	$—	$—	$3,575,935,500

Derivative financial instruments[a]:
Assets:
Futures contracts	$2,027,033	$—	$—	$2,027,033

Total	$2,027,033	$—	$—	$2,027,033

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.93%

AEROSPACE & DEFENSE — 2.67%
Leonardo-Finmeccanica SpA[a]	1,079,864	$12,303,600

		12,303,600
AUTOMOBILES — 6.53%
Ferrari NV	306,645	14,753,910
Fiat Chrysler Automobiles NVb	2,225,989	15,358,607

		30,112,517
BANKS — 20.09%
Intesa Sanpaolo SpA	22,036,800	52,277,600
Mediobanca SpA	1,559,218	11,548,245
UniCredit SpA	8,431,531	21,654,754
Unione di Banche Italiane SpA	2,664,510	7,157,843

		92,638,442
DIVERSIFIED FINANCIAL SERVICES — 2.65%
EXOR SpA	297,482	12,209,157

		12,209,157
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.23%
Telecom Italia SpA/Milano[a]	16,419,595	14,876,731

		14,876,731
ELECTRIC UTILITIES — 16.73%
Enel SpA	13,354,884	58,871,272
Terna Rete Elettrica Nazionale SpA	3,542,928	18,277,567

		77,148,839
ELECTRICAL EQUIPMENT — 2.74%
Prysmian SpA	513,438	12,649,129

		12,649,129
ENERGY EQUIPMENT & SERVICES — 4.18%
Saipem SpA[a]	7,661,030	3,505,991
Tenaris SA	1,147,701	15,748,057

		19,254,048
GAS UTILITIES — 4.40%
Snam SpA	3,662,220	20,271,614

		20,271,614
INSURANCE — 8.04%
Assicurazioni Generali SpA	1,807,388	22,947,942
Poste Italiane SpA[c]	1,093,234	7,609,930
UnipolSai SpA	3,918,375	6,533,040

		37,090,912

Security	Shares	Value
MACHINERY — 3.83%
CNH Industrial NV	2,420,364	$17,656,698

		17,656,698
OIL, GAS & CONSUMABLE FUELS — 14.73%
Eni SpA	4,503,372	67,911,605

		67,911,605
TEXTILES, APPAREL & LUXURY GOODS — 3.70%
Luxottica Group SpA	354,171	17,060,298

		17,060,298
TRANSPORTATION INFRASTRUCTURE — 4.41%
Atlantia SpA	791,948	20,339,650

		20,339,650

TOTAL COMMON STOCKS
(Cost: $665,169,600)		451,523,240

PREFERRED STOCKS — 2.06%

BANKS — 0.81%
Intesa Sanpaolo SpA	1,681,094	3,718,423

		3,718,423
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.25%
Telecom Italia SpA/Milano	7,885,573	5,770,137

		5,770,137

TOTAL PREFERRED STOCKS
(Cost: $12,958,023)		9,488,560

SHORT-TERM INVESTMENTS — 3.21%

MONEY MARKET FUNDS — 3.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	14,628,660	14,628,660
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	160,632	160,632

		14,789,292

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,789,292)		14,789,292

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.20%
(Cost: $692,916,915)[g]	$475,801,092
Other Assets, Less Liabilities — (3.20)%	(14,770,470)

NET ASSETS — 100.00%	$461,030,622

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $701,459,658. Net unrealized depreciation was $225,658,566, of which $5,370,438 represented gross unrealized appreciation on securities and $231,029,004 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$451,523,240	$—	$—	$451,523,240
Preferred stocks	9,488,560	—	—	9,488,560
Money market funds	14,789,292	—	—	14,789,292

Total	$475,801,092	$—	$—	$475,801,092

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.92%

AIRLINES — 1.69%
International Consolidated Airlines Group SA	2,012,166	$10,111,612

		10,111,612
BANKS — 33.55%
Banco Bilbao Vizcaya Argentaria SA	7,560,897	46,972,031
Banco de Sabadell SA	11,737,046	15,882,636
Banco Popular Espanol SAa	8,783,063	11,865,726
Banco Santander SA	19,289,793	86,365,666
Bankia SA	12,375,849	10,420,398
Bankinter SA	1,869,290	13,690,711
CaixaBank SA	5,981,413	16,074,912

		201,272,080
BIOTECHNOLOGY — 2.58%
Grifols SA	731,594	15,473,288

		15,473,288
CONSTRUCTION & ENGINEERING — 5.69%
ACS Actividades de Construccion y Servicios SA	507,589	14,362,132
Ferrovial SA	1,006,594	19,804,117

		34,166,249
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.13%
Telefonica SA	5,446,598	54,777,295

		54,777,295
ELECTRIC UTILITIES — 12.85%
Endesa SA	807,004	16,412,093
Iberdrola SA	6,057,035	39,801,515
Red Electrica Corp. SA	972,154	20,902,218

		77,115,826
FOOD & STAPLES RETAILING — 1.96%
Distribuidora Internacional de Alimentacion SA	1,930,736	11,773,200

		11,773,200
GAS UTILITIES — 5.61%
Enagas SA	542,255	15,898,621
Gas Natural SDG SA	862,550	17,777,098

		33,675,719

Security	Shares	Value
INSURANCE — 1.81%
Mapfre SA	4,017,284	$10,841,103

		10,841,103
IT SERVICES — 4.38%
Amadeus IT Holding SA Class A	572,090	26,248,009

		26,248,009
MACHINERY — 1.32%
Zardoya Otis SA	801,035	7,538,687
Zardoya Otis SA New[b]	40,528	381,414

		7,920,101
OIL, GAS & CONSUMABLE FUELS — 4.45%
Repsol SA	1,991,923	26,710,778

		26,710,778
SPECIALTY RETAIL — 7.44%
Industria de Diseno Textil SA	1,262,107	44,651,139

		44,651,139
TRANSPORTATION INFRASTRUCTURE — 7.46%
Abertis Infraestructuras SA	1,489,801	23,038,896
Aena SAc	153,712	21,699,176

		44,738,072

TOTAL COMMON STOCKS
(Cost: $916,608,506)		599,474,471

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	61,979	61,979
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	7,135	7,135

		69,114

TOTAL SHORT-TERM INVESTMENTS
(Cost: $69,114)		69,114

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $916,677,620)[g]	$599,543,585
Other Assets, Less Liabilities — 0.07%	400,311

NET ASSETS — 100.00%	$599,943,896

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $925,765,070. Net unrealized depreciation was $326,221,485, of which $19,165,386 represented gross unrealized appreciation on securities and $345,386,871 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$599,093,057	$381,414	$—	$599,474,471
Money market funds	69,114	—	—	69,114

Total	$599,162,171	$381,414	$—	$599,543,585

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.83%

BIOTECHNOLOGY — 1.92%
Actelion Ltd. Registered	125,911	$20,977,691

		20,977,691
BUILDING PRODUCTS — 1.87%
Geberit AG Registered	46,722	20,399,713

		20,399,713
CAPITAL MARKETS — 8.92%
Credit Suisse Group AG Registered	1,869,062	24,367,904
Julius Baer Group Ltd.	296,313	12,433,958
Partners Group Holding AG	25,514	11,711,174
UBS Group AG	3,373,437	48,822,222

		97,335,258
CHEMICALS — 8.10%
EMS-Chemie Holding AG Registered	15,702	8,365,983
Givaudan SA Registered	10,893	22,538,771
Sika AG Bearer	3,002	14,317,207
Syngenta AG Registered	99,209	43,245,855

		88,467,816
CONSTRUCTION MATERIALS — 2.51%
LafargeHolcim Ltd. Registered	515,859	27,379,825

		27,379,825
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Pargesa Holding SA Bearer	80,454	5,551,658

		5,551,658
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.36%
Swisscom AG Registered	31,089	14,868,171

		14,868,171
ELECTRICAL EQUIPMENT — 4.22%
ABB Ltd. Registered	2,123,878	46,063,651

		46,063,651
FOOD PRODUCTS — 22.22%
Aryzta AG	138,299	5,514,788
Barry Callebaut AG Registered	5,469	7,035,587
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	1,572	9,111,536
Chocoladefabriken Lindt & Sprungli AG Registered	151	10,402,718
Nestle SA Registered	2,641,866	210,531,889

		242,596,518
HEALTH CARE EQUIPMENT & SUPPLIES — 0.98%
Sonova Holding AG Registered	77,171	10,689,505

		10,689,505

Security	Shares	Value
INSURANCE — 8.49%
Baloise Holding AG Registered	75,934	$9,042,062
Swiss Life Holding AG Registered	46,440	11,627,134
Swiss Re AG	378,377	31,963,046
Zurich Insurance Group AG	156,680	40,088,903

		92,721,145
LIFE SCIENCES TOOLS & SERVICES — 1.29%
Lonza Group AG Registered	74,112	14,059,821

		14,059,821
MACHINERY — 1.83%
Schindler Holding AG Participation Certificates	64,521	12,154,941
Schindler Holding AG Registered	41,380	7,824,949

		19,979,890
MARINE — 1.02%
Kuehne + Nagel International AG Registered	79,822	11,154,201

		11,154,201
PHARMACEUTICALS — 25.29%
Galenica AG Registered	2,554	2,965,868
Novartis AG Registered	1,761,318	138,747,151
Roche Holding AG	550,639	134,388,308

		276,101,327
PROFESSIONAL SERVICES — 2.58%
Adecco Group AG Registered	217,083	12,505,112
SGS SA Registered	7,125	15,670,577

		28,175,689
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.87%
Swiss Prime Site AG Registered	108,323	9,536,349

		9,536,349
SPECIALTY RETAIL — 0.62%
Dufry AG Registered[a,b]	57,621	6,744,099

		6,744,099
TEXTILES, APPAREL & LUXURY GOODS — 4.23%
Cie. Financiere Richemont SA Class A Registered	547,761	31,581,762
Swatch Group AG (The) Bearer[a]	38,397	9,890,877
Swatch Group AG (The) Registered	92,926	4,724,089

		46,196,728

TOTAL COMMON STOCKS (Cost: $1,181,526,260)		1,078,999,055

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.42%

MONEY MARKET FUNDS — 0.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	4,549,701	$4,549,701
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	51,921	51,921

		4,601,622

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,601,622)		4,601,622

TOTAL INVESTMENTS IN SECURITIES — 99.25% (Cost: $1,186,127,882)[f]		1,083,600,677
Other Assets, Less Liabilities —0.75%		8,134,297

NET ASSETS — 100.00%		$1,091,734,974

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,195,429,793. Net unrealized depreciation was $111,829,116, of which $57,234,094 represented gross unrealized appreciation on securities and $169,063,210 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,078,999,055	$—	$—	$1,078,999,055
Money market funds	4,601,622	—	—	4,601,622

Total	$1,083,600,677	$—	$—	$1,083,600,677

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$9,893,232,207	$4,363,082,772	$678,127,623
Affiliated (Note 2)	19,914,426	33,859	14,789,292

Total cost of investments	$9,913,146,633	$4,363,116,631	$692,916,915

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$8,267,775,277	$3,575,901,641	$461,011,800
Affiliated (Note 2)	19,914,426	33,859	14,789,292

Total fair value of investments	8,287,689,703	3,575,935,500	475,801,092
Foreign currency, at value[b]	7,777,222	7,138,177	274,164
Receivables:
Investment securities sold	12,368,834	3,433,545	8,998,652
Dividends and interest	2,539,554	118	5,606
Capital shares sold	—	95,404	—
Futures variation margin	—	2,027,033	—
Tax reclaims	10,963,116	13,484,537	325
Foreign withholding tax claims (Note 8)	6,488,796	—	—

Total Assets	8,327,827,225	3,602,114,314	485,079,839

LIABILITIES
Payables:
Investment securities purchased	10,756,009	3,349,774	8,871,757
Due to broker for foreign currency pledged for futures, at value[b]	—	291,311	—
Collateral for securities on loan (Note 1)	19,587,492	—	14,628,660
Capital shares redeemed	—	—	334,795
Securities related to in-kind transactions (Note 4)	284,025	—	—
Professional fees (Note 8)	37,876	—	—
Investment advisory fees (Note 2)	3,570,975	1,571,273	214,005

Total Liabilities	34,236,377	5,212,358	24,049,217

NET ASSETS	$8,293,590,848	$3,596,901,956	$461,030,622

Net assets consist of:
Paid-in capital	$10,372,614,001	$4,578,810,943	$873,867,863
Undistributed net investment income	25,909,364	—	—
Undistributed net realized loss	(479,192,573)	(196,440,259)	(195,721,236)
Net unrealized depreciation	(1,625,739,944)	(785,468,728)	(217,116,005)

NET ASSETS	$8,293,590,848	$3,596,901,956	$461,030,622

Shares outstanding[c]	242,500,000	137,400,000	40,800,000

Net asset value per share	$34.20	$26.18	$11.30

[a]	Securities on loan with values of $15,270,066, $ — and $13,826,444, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $7,834,199, $6,950,722 and $274,509, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$916,608,506	$1,181,526,260
Affiliated (Note 2)	69,114	4,601,622

Total cost of investments	$916,677,620	$1,186,127,882

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$599,474,471	$1,078,999,055
Affiliated (Note 2)	69,114	4,601,622

Total fair value of investments	599,543,585	1,083,600,677
Foreign currency, at value[b]	409,280	1,331,240
Receivables:
Investment securities sold	5,258,014	3,763,089
Interest	83	603
Tax reclaims	92,780	11,948,504

Total Assets	605,303,742	1,100,644,113

LIABILITIES
Payables:
Investment securities purchased	5,029,593	3,899,247
Collateral for securities on loan (Note 1)	61,979	4,549,701
Investment advisory fees (Note 2)	268,274	460,191

Total Liabilities	5,359,846	8,909,139

NET ASSETS	$599,943,896	$1,091,734,974

Net assets consist of:
Paid-in capital	$1,041,272,779	$1,284,734,064
Undistributed net investment income	7,780,534	510,619
Undistributed net realized loss	(131,970,464)	(90,474,348)
Net unrealized depreciation	(317,138,953)	(103,035,361)

NET ASSETS	$599,943,896	$1,091,734,974

Shares outstanding[c]	22,650,000	36,125,000

Net asset value per share	$26.49	$30.22

[a]	Securities on loan with values of $57,746 and $4,294,436, respectively. See Note 1.
[b]	Cost of foreign currency: $414,535 and $1,337,666, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$360,570,216	$121,067,906	$26,672,459
Dividends — affiliated (Note 2)	9,930	4,746	1,256
Miscellaneous income	21,311	—	—
Securities lending income — affiliated — net (Note 2)	2,829,291	181,203	183,065
Foreign withholding tax claims (Note 8)	6,488,910	—	—

Total investment income	369,919,658	121,253,855	26,856,780

EXPENSES
Investment advisory fees (Note 2)	56,101,620	24,428,612	4,260,265
Professional fees (Note 8)	37,876	—	—

Total expenses	56,139,496	24,428,612	4,260,265

Net investment income	313,780,162	96,825,243	22,596,515

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(179,288,298)	(61,776,838)	(77,931,236)
In-kind redemptions — unaffiliated	(173,841,776)	(135,895,299)	(90,275,907)
Futures contracts	—	(4,686,193)	—
Foreign currency transactions	(566,326)	(217,870)	(187,840)

Net realized loss	(353,696,400)	(202,576,200)	(168,394,983)

Net change in unrealized appreciation/depreciation on:
Investments	(558,743,796)	32,258,427	(101,935,060)
Futures contracts	—	4,372,096	—
Translation of assets and liabilities in foreign currencies	(228,923)	160,391	(7,346)

Net change in unrealized appreciation/depreciation	(558,972,719)	36,790,914	(101,942,406)

Net realized and unrealized loss	(912,669,119)	(165,785,286)	(270,337,389)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(598,888,957)	$(68,960,043)	$(247,740,874)

[a]	Net of foreign withholding tax of $53,367,824, $18,202,301 and $4,290,513, respectively.

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$44,033,583	$35,938,842
Dividends — affiliated (Note 2)	1,202	1,696
Miscellaneous income	21,620	—
Securities lending income — affiliated — net (Note 2)	144,962	326,153

Total investment income	44,201,367	36,266,691

EXPENSES
Investment advisory fees (Note 2)	5,289,563	5,530,695

Total expenses	5,289,563	5,530,695

Net investment income	38,911,804	30,735,996

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(72,886,367)	(37,591,234)
In-kind redemptions — unaffiliated	(209,893,862)	26,285,223
Foreign currency transactions	205,873	(48,918)

Net realized loss	(282,574,356)	(11,354,929)

Net change in unrealized appreciation/depreciation on:
Investments	23,014,708	(51,746,339)
Translation of assets and liabilities in foreign currencies	(25,025)	(163,061)

Net change in unrealized appreciation/depreciation	22,989,683	(51,909,400)

Net realized and unrealized loss	(259,584,673)	(63,264,329)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(220,672,869)	$(32,528,333)

[a]	Net of foreign withholding tax of $3,903,490 and $5,011,622, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$313,780,162	$225,781,969	$96,825,243	$121,304,245
Net realized gain (loss)	(353,696,400)	48,868,113	(202,576,200)	126,916,177
Net change in unrealized appreciation/depreciation	(558,972,719)	(1,145,598,692)	36,790,914	(857,695,814)

Net decrease in net assets resulting from operations	(598,888,957)	(870,948,610)	(68,960,043)	(609,475,392)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(293,025,178)	(233,277,080)	(97,625,093)	(127,874,456)

Total distributions to shareholders	(293,025,178)	(233,277,080)	(97,625,093)	(127,874,456)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,702,626,726	5,243,729,213	800,372,366	3,934,318,439
Cost of shares redeemed	(6,651,737,571)	(2,707,524,817)	(3,643,941,594)	(1,387,346,200)

Net increase (decrease) in net assets from capital share transactions	(949,110,845)	2,536,204,396	(2,843,569,228)	2,546,972,239

INCREASE (DECREASE) IN NET ASSETS	(1,841,024,980)	1,431,978,706	(3,010,154,364)	1,809,622,391

NET ASSETS
Beginning of year	10,134,615,828	8,702,637,122	6,607,056,320	4,797,433,929

End of year	$8,293,590,848	$10,134,615,828	$3,596,901,956	$6,607,056,320

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$25,909,364	$5,210,075	$—	$(4,090,809)

SHARES ISSUED AND REDEEMED
Shares sold	161,500,000	136,000,000	32,400,000	135,600,000
Shares redeemed	(200,200,000)	(72,500,000)	(145,800,000)	(50,400,000)

Net increase (decrease) in shares outstanding	(38,700,000)	63,500,000	(113,400,000)	85,200,000

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,596,515	$24,227,811	$38,911,804	$65,134,793
Net realized loss	(168,394,983)	(44,864,340)	(282,574,356)	(29,776,219)
Net change in unrealized appreciation/depreciation	(101,942,406)	(76,897,587)	22,989,683	(436,158,087)

Net decrease in net assets resulting from operations	(247,740,874)	(97,534,116)	(220,672,869)	(400,799,513)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,347,848)	(24,941,571)	(41,241,786)	(77,875,309)
Return of capital	(780,522)	—	—	—

Total distributions to shareholders	(23,128,370)	(24,941,571)	(41,241,786)	(77,875,309)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	265,361,545	342,752,870	42,497,240	635,385,021
Cost of shares redeemed	(610,898,923)	(699,700,191)	(846,729,289)	(963,657,247)

Net decrease in net assets from capital share transactions	(345,537,378)	(356,947,321)	(804,232,049)	(328,272,226)

DECREASE IN NET ASSETS	(616,406,622)	(479,423,008)	(1,066,146,704)	(806,947,048)

NET ASSETS
Beginning of year	1,077,437,244	1,556,860,252	1,666,090,600	2,473,037,648

End of year	$461,030,622	$1,077,437,244	$599,943,896	$1,666,090,600

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$(60,827)	$7,780,534	$9,904,643

SHARES ISSUED AND REDEEMED
Shares sold	17,850,000	23,100,000	1,500,000	18,075,000
Shares redeemed	(50,100,000)	(47,250,000)	(30,975,000)	(26,850,000)

Net decrease in shares outstanding	(32,250,000)	(24,150,000)	(29,475,000)	(8,775,000)

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$30,735,996	$28,397,908
Net realized gain (loss)	(11,354,929)	173,784,011
Net change in unrealized appreciation/depreciation	(51,909,400)	(251,839,482)

Net decrease in net assets resulting from operations	(32,528,333)	(49,657,563)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,917,479)	(28,746,817)

Total distributions to shareholders	(29,917,479)	(28,746,817)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	179,880,379	875,666,580
Cost of shares redeemed	(225,863,531)	(669,255,531)

Net increase (decrease) in net assets from capital share transactions	(45,983,152)	206,411,049

INCREASE (DECREASE) IN NET ASSETS	(108,428,964)	128,006,669

NET ASSETS
Beginning of year	1,200,163,938	1,072,157,269

End of year	$1,091,734,974	$1,200,163,938

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$510,619	$(258,980)

SHARES ISSUED AND REDEEMED
Shares sold	5,875,000	25,875,000
Shares redeemed	(7,375,000)	(20,125,000)

Net increase (decrease) in shares outstanding	(1,500,000)	5,750,000

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$36.04	$39.98	$34.64	$29.09	$31.55

Income from investment operations:
Net investment income[a]	0.92 [b]	0.96	1.18	0.92	1.02
Net realized and unrealized gain (loss)[c]	(1.84)	(3.95)	5.10	5.55	(2.38)

Total from investment operations	(0.92)	(2.99)	6.28	6.47	(1.36)

Less distributions from:
Net investment income	(0.92)	(0.95)	(0.94)	(0.92)	(1.10)

Total distributions	(0.92)	(0.95)	(0.94)	(0.92)	(1.10)

Net asset value, end of year	$34.20	$36.04	$39.98	$34.64	$29.09

Total return	(2.53)%[b]	(7.62)%	18.02%	22.43%	(3.99)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$8,293,591	$10,134,616	$8,702,637	$3,539,980	$794,226
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Notes 8)	0.48%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.69%[b]	2.50%	2.89%	2.74%	3.55%
Portfolio turnover rate[d]	4%	5%	7%	5%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$26.34	$28.97	$25.61	$21.34	$21.02

Income from investment operations:
Net investment income[a]	0.49	0.58	0.59	0.46	0.56
Net realized and unrealized gain (loss)[b]	(0.04)	(2.70)	3.40	4.24	0.34

Total from investment operations	0.45	(2.12)	3.99	4.70	0.90

Less distributions from:
Net investment income	(0.61)	(0.51)	(0.63)	(0.43)	(0.58)

Total distributions	(0.61)	(0.51)	(0.63)	(0.43)	(0.58)

Net asset value, end of year	$26.18	$26.34	$28.97	$25.61	$21.34

Total return	1.81%	(7.50)%	15.41%	22.11%	4.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,596,902	$6,607,056	$4,797,434	$4,655,875	$2,797,029
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	1.90%	2.03%	1.95%	1.88%	2.72%
Portfolio turnover rate[c]	3%	3%	6%	4%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$14.75	$16.02	$13.06	$11.78	$13.58

Income from investment operations:
Net investment income[a]	0.33	0.35	0.41	0.36	0.41
Net realized and unrealized gain (loss)[b]	(3.41)	(1.25)	2.89	1.23	(1.79)

Total from investment operations	(3.08)	(0.90)	3.30	1.59	(1.38)

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.34)	(0.30)	(0.42)
Return of capital	(0.01)	—	—	(0.01)	(0.00)[c]

Total distributions	(0.37)	(0.37)	(0.34)	(0.31)	(0.42)

Net asset value, end of year	$11.30	$14.75	$16.02	$13.06	$11.78

Total return	(20.97)%	(5.66)%	25.20%	13.58%	(9.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$461,031	$1,077,437	$1,556,860	$717,122	$196,212
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	2.54%	2.34%	2.49%	2.78%	3.41%
Portfolio turnover rate[d]	16%	22%	24%	45%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$31.96	$40.61	$30.44	$26.28	$35.89

Income from investment operations:
Net investment income[a]	1.00	1.32	1.80	1.33	2.12
Net realized and unrealized gain (loss)[b]	(5.40)	(8.35)	9.53	4.07	(8.93)

Total from investment operations	(4.40)	(7.03)	11.33	5.40	(6.81)

Less distributions from:
Net investment income	(1.07)	(1.62)	(1.16)	(1.24)	(2.80)

Total distributions	(1.07)	(1.62)	(1.16)	(1.24)	(2.80)

Net asset value, end of year	$26.49	$31.96	$40.61	$30.44	$26.28

Total return	(13.82)%	(17.63)%	37.39%	20.88%	(19.36)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$599,944	$1,666,091	$2,473,038	$417,778	$195,093
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	3.53%	3.70%	4.48%	4.45%	7.60%
Portfolio turnover rate[c]	9%	15%	15%	24%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$31.90	$33.64	$29.36	$23.85	$24.67

Income from investment operations:
Net investment income[a]	0.81	0.83	0.80	0.67	0.63
Net realized and unrealized gain (loss)[b]	(1.70)	(1.77)	4.27	5.44	(0.80)

Total from investment operations	(0.89)	(0.94)	5.07	6.11	(0.17)

Less distributions from:
Net investment income	(0.79)	(0.80)	(0.79)	(0.60)	(0.65)

Total distributions	(0.79)	(0.80)	(0.79)	(0.60)	(0.65)

Net asset value, end of year	$30.22	$31.90	$33.64	$29.36	$23.85

Total return	(2.76)%	(2.92)%	17.21%	25.71%	(0.53)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,091,735	$1,200,164	$1,072,157	$902,860	$554,570
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.68%	2.49%	2.41%	2.38%	2.73%
Portfolio turnover rate[c]	6%	7%	5%	13%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Eurozone
Goldman Sachs & Co.	$4,611,471	$4,611,471	$—
Merrill Lynch, Pierce, Fenner & Smith	531,601	531,601	—
Morgan Stanley & Co. LLC	1,238,857	1,223,004	(15,853)
National Financial Services LLC	6,677,748	6,677,748	—
State Street Bank & Trust Company	645,739	645,739	—
UBS Securities LLC	1,564,650	1,564,650	—

	$15,270,066	$15,254,213	$(15,853)

MSCI Italy Capped
Deutsche Bank Securities Inc.	$27,088	$27,088	$—
Wells Fargo Securities LLC	13,799,356	13,799,356	—

	$13,826,444	$13,826,444	$—

MSCI Spain Capped
UBS Securities LLC	$57,746	$57,746	$—

	$57,746	$57,746	$—

MSCI Switzerland Capped
JPMorgan Clearing Corp.	$911,886	$911,886	$—
State Street Bank & Trust Company	3,382,550	3,382,550	—

	$4,294,436	$4,294,436	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$710,939
MSCI Germany	49,438
MSCI Italy Capped	47,213
MSCI Spain Capped	34,326
MSCI Switzerland Capped	81,689

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$23,364,421	$29,426,428
MSCI Germany	4,004,205	6,399,331
MSCI Italy Capped	8,617,298	4,426,292
MSCI Spain Capped	15,349,772	4,661,847
MSCI Switzerland Capped	13,043,506	7,416,866

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends—affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$663,505,658	$429,886,543
MSCI Germany	182,093,185	178,774,180
MSCI Italy Capped	142,302,471	161,427,913
MSCI Spain Capped	103,403,465	204,249,271
MSCI Switzerland Capped	68,284,891	74,263,708

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$5,330,745,117	$6,501,707,629
MSCI Germany	780,355,626	3,619,336,473
MSCI Italy Capped	249,483,858	583,956,966
MSCI Spain Capped	37,005,789	760,904,216
MSCI Switzerland Capped	175,015,591	219,047,030

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of — net unrealized depreciation[a]	$2,027,033

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(4,686,193)	$4,372,096

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2016:

Average value of contracts purchased	$26,820,835

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$(310,744,940)	$(55,695)	$310,800,635
MSCI Germany	(247,167,146)	4,890,659	242,276,487
MSCI Italy Capped	(114,953,402)	(187,840)	115,141,242
MSCI Spain Capped	(270,057,391)	205,873	269,851,518
MSCI Switzerland Capped	23,342,740	(48,918)	(23,293,822)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Eurozone
Ordinary income	$293,025,178	$233,277,080

MSCI Germany
Ordinary income	$97,625,093	$127,874,456

MSCI Italy Capped
Ordinary income	$22,347,848	$24,941,571
Return of capital	780,522	—

	$23,128,370	$24,941,571

MSCI Spain Capped
Ordinary income	$41,241,786	$77,875,309

MSCI Switzerland Capped
Ordinary income	$29,917,479	$28,746,817

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (Continued)

iSHARES®, INC.

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Eurozone	$19,617,289	$(219,593,909)	$(1,784,406,457)	$(94,640,076)	$(2,079,023,153)
MSCI Germany	—	(129,902,809)	(848,241,338)	(3,764,840)	(981,908,987)
MSCI Italy Capped	—	(99,044,255)	(225,658,748)	(88,134,238)	(412,837,241)
MSCI Spain Capped	7,780,534	(81,371,519)	(326,226,403)	(41,511,495)	(441,328,883)
MSCI Switzerland Capped	618,789	(48,149,768)	(112,337,272)	(33,130,839)	(192,999,090)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the foreign withholding tax reclaims, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$94,683,428	$26,644,200	$68,035,542	$30,230,739	$219,593,909
MSCI Germany	41,405,856	27,790,050	28,490,949	32,215,954	129,902,809
MSCI Italy Capped	68,671,316	2,743,650	18,169,627	9,459,662	99,044,255
MSCI Spain Capped	51,684,017	5,946,927	15,120,672	8,619,903	81,371,519
MSCI Switzerland Capped	15,786,844	2,837,786	22,569,380	6,955,758	48,149,768

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF intends to file claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims resulting in the recovery of foreign withholding taxes were approved by the Board as appropriate expenses of the Fund.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES®, INC.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements , except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the iShares MSCI Italy Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information  (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$405,965,202
MSCI Germany	130,480,278
MSCI Italy Capped	30,644,109
MSCI Spain Capped	47,710,081
MSCI Switzerland Capped	39,291,051

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$413,927,139	$50,620,573
MSCI Germany	139,279,576	18,153,495
MSCI Italy Capped	30,962,972	4,290,513
MSCI Spain Capped	47,958,195	3,900,934
MSCI Switzerland Capped	40,950,464	5,011,622

TAX INFORMATION	55

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Eurozone ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information  (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$0.917807	$—	$—	$0.917807	100%	—%	—%	100%
MSCI Spain Capped	1.073865	—	—	1.073865	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Eurozone ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	43	3.11
Greater than 0.5% and Less than 1.0%	201	14.54
Between 0.5% and –0.5%	952	68.85
Less than –0.5% and Greater than –1.0%	113	8.17
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	15	1.08
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Germany ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	16	1.16
Greater than 1.0% and Less than 1.5%	36	2.60
Greater than 0.5% and Less than 1.0%	171	12.36
Between 0.5% and –0.5%	991	71.67
Less than –0.5% and Greater than –1.0%	110	7.95
Less than –1.0% and Greater than –1.5%	33	2.39
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	233	16.86
Between 0.5% and –0.5%	847	61.24
Less than –0.5% and Greater than –1.0%	126	9.11
Less than –1.0% and Greater than –1.5%	45	3.25
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Spain Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	4	0.29%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	62	4.48
Greater than 0.5% and Less than 1.0%	204	14.76
Between 0.5% and –0.5%	863	62.41
Less than –0.5% and Greater than –1.0%	144	10.41
Less than –1.0% and Greater than –1.5%	52	3.76
Less than –1.5% and Greater than –2.0%	19	1.37
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0%	2	0.14

	1,383	100.00%

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Switzerland Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	28	2.02
Greater than 0.5% and Less than 1.0%	138	9.98
Between 0.5% and –0.5%	1,079	78.03
Less than –0.5% and Greater than –1.0%	94	6.80
Less than –1.0% and Greater than –1.5%	25	1.81
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	2	0.14

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Germany ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

SUPPLEMENTAL INFORMATION	69

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 992.83 thousand. This figure is comprised of fixed remuneration of USD 386.12 thousand and variable remuneration of USD 606.72 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 117.99 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 28.58 thousand.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information  (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	73

Director and Officer Information  (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
➢	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
➢	iShares MSCI Malaysia ETF | EWM | NYSE Arca
➢	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
➢	iShares MSCI Singapore ETF | EWS | NYSE Arca
➢	iShares MSCI Taiwan ETF | EWT | NYSE Arca
➢	iShares MSCI Thailand Capped ETF | THD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.94%	12.49%	12.42%	11.94%	12.49%	12.42%
5 Years	6.89%	6.77%	7.48%	39.55%	38.77%	43.45%
10 Years	7.26%	7.26%	7.86%	101.48%	101.51%	113.11%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,194.00	$2.70	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG ETF

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 11.94%, net of fees, while the total return for the Index was 12.42%.

As represented by the Index, Hong Kong equities posted positive returns for the reporting period and outperformed the broad global equity market. The Hong Kong dollar is pegged to the U.S. dollar, so currency effects had no meaningful impact on the Index’s performance in U.S. dollar terms.

Hong Kong’s economy grew by 1.7% for the year ended June 30, 2016 (the most recent data available). While economic growth was modest, inflation remained tame — consumer prices in Hong Kong rose 2.4% year over year through June.

In this environment, Hong Kong stocks benefited from demand from mainland Chinese investors troubled by economic, market, and regulatory uncertainty there. Hong Kong stocks were also preferred to Chinese stocks for their greater currency stability and higher dividend yields. Furthermore, the Hong Kong market benefited as the global leader in initial public offerings (IPOs) — both by number of IPOs and by funds raised — in the first five months of 2016, due in part to mainland Chinese companies choosing to list in Hong Kong.

Financials stocks, which represented more than 60% of the Index on average during the reporting period, contributed the most to performance. Within the sector, real estate-related companies helped the most, led by real estate management and development firms. Insurance stocks were also a source of strength in the financials sector. The utilities sector made a meaningful contribution to Index performance, led by electric utilities. Other notable contributions came from industrials, consumer discretionary, consumer staples, and telecommunication services stocks. No single sector detracted from performance during the reporting period.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	32.83%
Real Estate**	27.65
Industrials	14.84
Utilities	12.62
Consumer Discretionary	9.00
Telecommunication Services	1.51
Consumer Staples	1.10
Information Technology	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/16

Security	Percentage of Total Investments*

AIA Group Ltd.	18.22%
CK Hutchison Holdings Ltd.	8.30
Hong Kong Exchanges and Clearing Ltd.	6.76
Sun Hung Kai Properties Ltd.	4.87
Cheung Kong Property Holdings Ltd.	4.52
CLP Holdings Ltd.	4.03
Link REIT	3.90
Jardine Matheson Holdings Ltd.	3.56
Hong Kong & China Gas Co. Ltd.	3.48
Hang Seng Bank Ltd.	3.21

TOTAL	60.85%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.10%	9.67%	9.02%	9.10%	9.67%	9.02%
5 Years	7.95%	7.79%	8.32%	46.61%	45.51%	49.14%
Since Inception	4.66%	4.66%	5.01%	48.64%	48.61%	53.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/20/07. The first day of secondary market trading was 12/21/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,121.30	$2.61	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 9.10%, net of fees, while the total return for the Index was 9.02%.

As represented by the Index, Japanese small-cap stocks posted positive returns for the reporting period. However, the positive performance was due entirely to a rally in the Japanese yen, which appreciated by 15% relative to the U.S. dollar for the reporting period. In local currency terms, the Index returned -6.95% for the reporting period.

Japan’s economy grew by just 0.8% for the year ended June 30, 2016 (the most recent data available). Business investment declined, consumer spending was relatively weak, and the stronger yen weighed on Japanese exports. In terms of inflation, consumer prices in Japan fell by 0.4% for the year ended July 31, 2016, marking the fifth straight month of year-over-year price declines. In this environment, the Bank of Japan introduced negative interest rates in January 2016, while the government announced new fiscal stimulus in August 2016. These efforts provided a favorable environment for Japanese equity market performance.

The consumer staples and financials sectors contributed the most to Index performance for the reporting period. In the consumer staples sector, food, beverage, and tobacco companies were the main sources of strength. Financials sector performance was led by real estate-related companies, which represented more than 10% of the Index on average during the reporting period. Other significant contributions came from the materials, industrials, and information technology sectors, led by the chemicals, capital goods, and semiconductor industry groups, respectively.

At the other end of the spectrum, energy, utilities, and telecommunication services stocks detracted fractionally from Index performance. Each of these sectors represented less than 1% of the Index on average during the reporting period.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Industrials	23.54%
Consumer Discretionary	16.64
Information Technology	11.68
Consumer Staples	11.17
Real Estate**	10.89
Materials	10.63
Financials**	8.37
Health Care	5.96
Energy	0.65
Utilities	0.44
Telecommunication Services	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/16

Security	Percentage of Total Investments*

MISUMI Group Inc.	0.74%
Orix JREIT Inc.	0.66
Nissan Chemical Industries Ltd.	0.61
Advance Residence Investment Corp.	0.57
Disco Corp.	0.56
DeNA Co. Ltd.	0.54
Japan Hotel REIT Investment Corp.	0.51
Tosoh Corp.	0.50
Kewpie Corp.	0.50
Pigeon Corp.	0.48

TOTAL	5.67%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.58%	11.07%	12.83%	12.58%	11.07%	12.83%
5 Years	(1.22)%	(1.93)%	(0.89)%	(5.97)%	(9.29)%	(4.39)%
10 Years	7.07%	6.97%	7.52%	98.07%	96.18%	106.53%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.00	$2.55	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA ETF

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 12.58%, net of fees, while the total return for the Index was 12.83%.

As represented by the Index, Malaysian equities posted a positive return for the reporting period and outpaced the broad global equity market. The Malaysian ringgit appreciated modestly relative to the U.S. dollar during the reporting period, which had a positive effect on Index performance as returns on Malaysian investments were higher when translated back into U.S. dollars.

Although the Malaysian economy expanded in the second quarter of 2016, it was the fifth straight quarter in which the rate of growth slowed, reflecting a decline in exports. In July 2016, the latest period for which data were available, Malaysia’s exports fell most sharply to China and Japan, two of the country’s leading trade partners. In addition, an ongoing corruption investigation raised concern about the country’s leadership. To promote economic growth, the Central Bank of Malaysia lowered interest rates in July 2016, specifically citing poor exports and weak global growth.

From a sector standpoint, utilities stocks contributed the most to the Index’s performance for the reporting period. Electric utility companies in particular benefited from rising demand, increases in production capacity, and low regulatory hurdles. The industrials sector was another key contributor during the reporting period, led by transportation companies and industrial conglomerates. In the financials sector, banks were the leading contributors, benefiting from solid loan growth and fee-generating business. Consumer stocks made a notable contribution to Index performance during the reporting period, led by food products companies and casinos and gaming companies. No single sector detracted from Index performance during the reporting period.

Special Note: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-four reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	27.20%
Utilities	16.60
Industrials	15.14
Telecommunication Services	11.33
Consumer Staples	8.83
Consumer Discretionary	8.81
Health Care	4.76
Materials	4.12
Energy	2.36
Real Estate**	0.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/16

Security	Percentage of Total Investments*

Public Bank Bhd	11.83%
Tenaga Nasional Bhd	10.97
Malayan Banking Bhd	5.88
Sime Darby Bhd	4.39
IHH Healthcare Bhd	4.14
DiGi.Com Bhd	3.85
Genting Bhd	3.84
Petronas Chemicals Group Bhd	3.53
Petronas Gas Bhd	3.37
CIMB Group Holdings Bhd	3.33

TOTAL	55.13%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC ex JAPAN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.20%	12.15%	12.67%	12.20%	12.15%	12.67%
5 Years	2.72%	2.50%	3.14%	14.36%	13.15%	16.72%
10 Years	5.28%	5.23%	5.53%	67.24%	66.52%	71.34%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,182.60	$2.69	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 12.20%, net of fees, while the total return for the Index was 12.67%.

Countries represented in the Index collectively advanced for the reporting period in an environment of high volatility. The Australian, Singaporean, and New Zealand dollars appreciated by 6%, 3%, and 13%, respectively, relative to the U.S. dollar. (The Hong Kong dollar is pegged to the U.S. dollar.) As a result, currency effects contributed significantly to the Index’s performance in U.S. dollar terms.

Australian stocks, which represented nearly 60% of the Index on average during the reporting period, contributed the most to performance. The Australian economy grew by 3.3% for the year ended June 30, 2016 (the most recent data available), thanks to strength in mining and agricultural exports. Consumer prices in Australia rose just 1% year over year through June 2016, the latest period for which data were available. In that environment, the Bank of Australia cut interest rates twice during the reporting period to a fresh record low.

Hong Kong equities, which represented more than a quarter of the Index on average during the reporting period, contributed significantly to performance. These stocks benefited from mainland Chinese investors’ preference for Hong Kong’s greater currency stability and higher dividend yields. New Zealand and Singapore equities also contributed to performance during the reporting period.

In sector terms, financials stocks, which made up more than half of the Index on average during the reporting period, contributed the most to performance, led by real estate-related companies. Energy was the only sector to detract from performance during the reporting period.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	38.11%
Real Estate**	15.62
Industrials	9.73
Materials	8.84
Utilities	5.66
Consumer Staples	5.40
Consumer Discretionary	5.01
Health Care	4.41
Telecommunication Services	4.02
Energy	2.84
Information Technology	0.36

TOTAL	100.00%

ALLOCATION BY COUNTRY As of 8/31/16

Country	Percentage of Total Investments*

Australia	59.72%
Hong Kong	27.20
Singapore	11.39
New Zealand	1.69

TOTAL	100.00%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.87%	3.26%	3.18%	2.87%	3.26%	3.18%
5 Years	(0.47)%	(0.47)%	(0.05)%	(2.33)%	(2.34)%	(0.26)%
10 Years	5.46%	5.47%	5.76%	70.16%	70.31%	75.09%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,098.10	$2.58	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE ETF

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 2.87%, net of fees, while the total return for the Index was 3.18%.

As represented by the Index, Singaporean equities posted a positive return for the reporting period but trailed the broad global equity market. The Singapore dollar appreciated modestly relative to the U.S. dollar during the reporting period, which had a positive effect on Index performance as returns on Singaporean investments were higher when translated back into U.S. dollars.

Singapore’s economy grew by 2.1% for the year ended June 30, 2016 (the most recent data available). The Singapore Purchasing Managers’ Index (PMI) — a measure of manufacturing activity — fell for the fourteenth straight month in August. Similarly, industrial production declined for the year ended July 31, 2016, with electronics the only manufacturing segment to improve during the period. Meanwhile, inflation remained subdued as consumer prices in Singapore fell 0.7% for the reporting period, marking 21 consecutive months of year-over-year declines.

The leading contribution to Index performance for the reporting period came from the telecommunication services sector, where the integrated telecommunication industry was the leading source of strength. In the consumer discretionary sector, casino and gaming companies helped the most. Financials stocks were contributors overall, thanks to real estate and diversified financial services firms, even as Singaporean banks struggled with exposure to corruption and financial scandals unfolding in neighboring Malaysia. Consumer staples stocks also contributed to Index performance.

At the other end of the spectrum, the industrials sector detracted the most from Index performance during the reporting period. Industrial conglomerates, trading companies, and construction firms were the leading sources of weakness in the sector.

Special Notes: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

On August 12, 2016, the Board approved several changes for the Fund. Effective on or around November 30, 2016, the Fund will track a new underlying index, the MSCI Singapore 25/50 Index, and cease to track the MSCI Singapore Index. Concurrently, the Fund will change its name to the iShares MSCI Singapore Capped ETF.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	37.46%
Real Estate**	18.43
Industrials	16.95
Telecommunication Services	15.96
Consumer Discretionary	6.95
Consumer Staples	4.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/16

Security	Percentage of Total Investments*

Singapore Telecommunications Ltd.	14.73%
Oversea-Chinese Banking Corp. Ltd.	12.02
DBS Group Holdings Ltd.	11.85
United Overseas Bank Ltd.	10.71
CapitaLand Ltd.	3.95
Keppel Corp. Ltd.	3.73
ComfortDelGro Corp. Ltd.	3.07
Wilmar International Ltd.	2.99
Singapore Exchange Ltd.	2.89
Singapore Airlines Ltd.	2.79

TOTAL	68.73%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.02%	16.05%	16.09%	15.02%	16.05%	16.09%
5 Years	4.62%	4.48%	5.22%	25.35%	24.52%	29.00%
10 Years	4.94%	4.87%	5.49%	61.93%	60.86%	70.66%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,179.00	$3.45	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN ETF

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 15.02%, net of fees, while the total return for the Index was 16.09%.

As represented by the Index, Taiwanese equities posted a strong return for the reporting period and outpaced the broad global equity market. The New Taiwan dollar appreciated modestly relative to the U.S. dollar during the reporting period, which had a positive effect on Index performance as returns on Taiwanese investments were higher when translated back into U.S. dollars.

The Taiwanese economy emerged from recession during the reporting period, expanding by 0.7% for the year ended June 30, 2016, after three consecutive quarters of negative year-over-year growth. The rebound was driven by a recovery in exports, which account for approximately 70% of the country’s gross domestic product and are heavily dependent upon China. While economic activity began to improve, inflation remained tame as consumer prices in Taiwan rose just 0.6% for the reporting period. To support the economy in the wake of China’s economic slowdown and uncertainty about global growth, Taiwan’s central bank cut interest rates four times during the reporting period.

The largest contribution to Index performance came from the information technology sector, which represented 58% of the Index on average during the reporting period. More than half of the technology sector was comprised of semiconductor companies, which benefited from new orders ahead of the new Apple product cycle. The materials and telecommunication services sectors were other notable contributors, led by chemicals companies and integrated telecommunication firms, respectively. The industrials, healthcare, and financials sectors detracted modestly from the Index’s performance during the reporting period.

Special Notes: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

On August 12, 2016, the Board approved several changes for the Fund. Effective on or around November 30, 2016, the Fund will track a new underlying index, the MSCI Taiwan 25/50 Index, and cease to track the MSCI Taiwan Index. Concurrently, the Fund will change its name to the iShares MSCI Taiwan Capped ETF.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	59.20%
Financials**	15.99
Materials	9.05
Telecommunication Services	5.27
Consumer Discretionary	4.30
Consumer Staples	3.15
Industrials	1.43
Energy	0.68
Health Care	0.47
Real Estate**	0.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Taiwan Semiconductor Manufacturing Co. Ltd.	24.85%
Hon Hai Precision Industry Co. Ltd.	8.35
Chunghwa Telecom Co. Ltd.	3.00
MediaTek Inc.	2.62
Largan Precision Co. Ltd.	2.30
Delta Electronics Inc.	2.26
Formosa Plastics Corp.	2.23
Cathay Financial Holding Co. Ltd.	2.11
Uni-President Enterprises Corp.	2.02
Nan Ya Plastics Corp.	1.98

TOTAL	51.72%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.87%	20.11%	20.47%	19.87%	20.11%	20.47%
5 Years	5.47%	5.33%	5.67%	30.52%	29.67%	31.75%
Since Inception	7.96%	7.89%	8.30%	90.75%	89.77%	95.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,225.80	$3.52	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 20 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

The iShares MSCI Thailand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 19.87%, net of fees, while the total return for the Index was 20.47%.

As represented by the Index, Thai equities posted a strong return for the reporting period and outpaced the broad global equity market. The Thai baht appreciated modestly relative to the U.S. dollar during the reporting period, which had a positive effect on Index performance as returns on Thai investments were higher when translated back into U.S. dollars.

Thailand’s economy grew by 3.5% for the year ended June 30, 2016 (the most recent data available), the fastest rate of growth in more than three years. Growth was driven by an increase in private consumption as retail sales in Thailand rose 5.7% year over year in June 2016, while consumer confidence rose for the second consecutive month in July 2016. While growth improved, inflation remained tame — consumer prices in Thailand rose by approximately 0.3% for the reporting period.

The financials sector contributed the most to Index performance for the reporting period, led by banks and real estate-related companies. Energy and consumer staples stocks also contributed meaningfully to Index performance. In the energy sector, integrated oil and gas companies were the main sources of strength, while packaged foods companies and food retailers led the advance in the consumer staples sector.

At the other end of the spectrum, the telecommunication services sector was the only sector of the Index to detract from performance for the reporting period. Wireless telecommunication services companies were the main source of weakness in the sector.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	21.22%
Energy	15.81
Consumer Staples	12.23
Industrials	10.20
Materials	9.87
Telecommunication Services	6.88
Consumer Discretionary	6.84
Real Estate**	5.96
Health Care	4.86
Utilities	3.65
Information Technology	2.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

PTT PCL NVDR	8.49%
CP ALL PCL NVDR	7.49
Siam Commercial Bank PCL (The) NVDR	6.08
Kasikornbank PCL Foreign	5.65
Airports of Thailand PCL NVDR	4.20
Advanced Info Service PCL NVDR	4.19
Siam Cement PCL (The) Foreign	3.87
PTT Global Chemical PCL NVDR	3.08
Kasikornbank PCL NVDR	2.76
PTT Exploration & Production PCL NVDR	2.75

TOTAL	48.56%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.45%

AIRLINES — 0.41%
Cathay Pacific Airways Ltd.[a]	4,489,000	$6,458,535

		6,458,535
BANKS — 7.43%
Bank of East Asia Ltd. (The)[a]	4,580,010	18,510,757
BOC Hong Kong Holdings Ltd.	14,058,000	49,205,492
Hang Seng Bank Ltd.	2,904,200	50,957,117

		118,673,366
CAPITAL MARKETS — 6.72%
Hong Kong Exchanges and Clearing Ltd.[a]	4,388,700	107,330,569

		107,330,569
DIVERSIFIED FINANCIAL SERVICES — 0.38%
First Pacific Co. Ltd./Hong Kong	8,080,999	6,052,871

		6,052,871
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.50%
HKT Trust & HKT Ltd.	10,075,500	13,898,585
PCCW Ltd.	15,896,169	10,082,722

		23,981,307
ELECTRIC UTILITIES — 9.08%
Cheung Kong Infrastructure Holdings Ltd.	2,513,000	21,107,029
CLP Holdings Ltd.	6,238,700	63,981,511
HK Electric Investments & HK Electric Investments Ltd.[b]	10,100,000	9,479,228
Power Assets Holdings Ltd.	5,273,500	50,445,573

		145,013,341
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.88%
Link REIT	8,512,000	61,891,488

		61,891,488
FOOD PRODUCTS — 1.10%
WH Group Ltd.[b]	22,291,500	17,530,300

		17,530,300
GAS UTILITIES — 3.46%
Hong Kong & China Gas Co. Ltd.	28,980,912	55,296,032

		55,296,032
HOTELS, RESTAURANTS & LEISURE — 6.15%
Galaxy Entertainment Group Ltd.[a]	8,899,000	28,968,286
Melco Crown Entertainment Ltd. ADR	719,978	9,345,314
MGM China Holdings Ltd.[a]	3,642,288	5,606,590
Sands China Ltd.[a]	9,203,200	36,187,527
Shangri-La Asia Ltd.	4,784,000	5,180,726

Security	Shares	Value
SJM Holdings Ltd.[a]	7,459,000	$4,692,677
Wynn Macau Ltd.[a]	5,912,400	8,232,046

		98,213,166
HOUSEHOLD DURABLES — 1.33%
Techtronic Industries Co. Ltd.	5,235,147	21,226,077

		21,226,077
INDUSTRIAL CONGLOMERATES — 12.45%
CK Hutchison Holdings Ltd.	10,257,767	131,846,375
Jardine Matheson Holdings Ltd.	943,900	56,492,415
NWS Holdings Ltd.	5,800,000	10,363,619

		198,702,409
INSURANCE — 18.12%
AIA Group Ltd.	45,749,200	289,296,195

		289,296,195
REAL ESTATE MANAGEMENT & DEVELOPMENT — 23.62%
Cheung Kong Property Holdings Ltd.	10,218,767	71,798,472
Hang Lung Properties Ltd.	8,582,000	19,560,997
Henderson Land Development Co. Ltd.	4,150,966	24,268,709
Hongkong Land Holdings Ltd.	4,466,600	28,988,234
Hysan Development Co. Ltd.[a]	2,399,000	11,582,499
Kerry Properties Ltd.	2,482,000	7,215,535
New World Development Co. Ltd.	21,314,066	26,736,180
Sino Land Co. Ltd.	11,716,000	20,058,463
Sun Hung Kai Properties Ltd.[a]	5,492,000	77,316,711
Swire Pacific Ltd. Class A	2,065,000	22,815,032
Swire Properties Ltd.	4,444,000	12,518,310
Wharf Holdings Ltd. (The)	5,183,150	36,617,993
Wheelock & Co. Ltd.	3,077,357	17,614,935

		377,092,070
ROAD & RAIL — 1.90%
MTR Corp. Ltd.	5,562,083	30,403,496

		30,403,496
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.45%
ASM Pacific Technology Ltd.[a]	919,000	7,156,038

		7,156,038
TEXTILES, APPAREL & LUXURY GOODS — 1.47%
Li & Fung Ltd.[a]	22,294,000	11,467,826
Yue Yuen Industrial Holdings Ltd.	2,823,000	12,010,056

		23,477,882

TOTAL COMMON STOCKS (Cost: $1,720,289,579)		1,587,795,142

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.16%

MONEY MARKET FUNDS — 2.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	34,450,945	$34,450,945
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	69,762	69,762

		34,520,707

TOTAL SHORT-TERM INVESTMENTS (Cost: $34,520,707)		34,520,707

TOTAL INVESTMENTS IN SECURITIES — 101.61% (Cost: $1,754,810,286)[f]		1,622,315,849
Other Assets, Less Liabilities — (1.61)%		(25,740,035)

NET ASSETS — 100.00%		$1,596,575,814

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,771,512,710. Net unrealized depreciation was $149,196,861, of which $65,034,376 represented gross unrealized appreciation on securities and $214,231,237 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
Hang Seng Index	56	Sep. 2016	Hong Kong Futures	$8,232,908	$8,276,817	$43,909

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,587,795,142	$—	$—	$1,587,795,142
Money market funds	34,520,707	—	—	34,520,707

Total	$1,622,315,849	$—	$—	$1,622,315,849

Derivative financial instruments[a]:
Assets:
Futures contracts	$43,909	$—	$—	$43,909

Total	$43,909	$—	$—	$43,909

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.76%

AEROSPACE & DEFENSE — 0.03%
Jamco Corp.[a]	2,700	$49,936

		49,936
AIR FREIGHT & LOGISTICS — 0.22%
Kintetsu World Express Inc.	10,800	131,352
Konoike Transport Co. Ltd.	8,100	105,484
Mitsui-Soko Holdings Co. Ltd.	27,000	79,354
Yusen Logistics Co. Ltd.	5,400	53,564

		369,754
AUTO COMPONENTS — 3.38%
Aisan Industry Co. Ltd.	10,800	83,426
Akebono Brake Industry Co. Ltd.[b]	27,000	48,813
Calsonic Kansei Corp.	35,000	275,100
Daikyonishikawa Corp.	10,800	115,481
Eagle Industry Co. Ltd.	5,400	69,226
Exedy Corp.	8,100	200,630
FCC Co. Ltd.	8,100	162,102
Futaba Industrial Co. Ltd.	13,500	63,431
G-Tekt Corp.	5,400	96,060
Kasai Kogyo Co. Ltd.	8,100	74,786
Keihin Corp.	10,800	165,913
KYB Corp.	54,000	219,268
Mitsuba Corp.	8,100	111,435
Musashi Seimitsu Industry Co. Ltd.	5,400	108,486
Nifco Inc./Japan	10,800	543,994
Nippon Seiki Co. Ltd.	8,000	150,897
Nissin Kogyo Co. Ltd.	10,800	157,247
Pacific Industrial Co. Ltd.	10,800	122,999
Piolax Inc.	2,700	154,010
Press Kogyo Co. Ltd.	27,000	115,899
Riken Corp.	27,000	87,707
Sanden Holdings Corp.	27,000	77,005
Showa Corp.	13,500	80,137
Sumitomo Riko Co. Ltd.	10,800	100,550
Tachi-S Co. Ltd.	8,100	134,693
Taiho Kogyo Co. Ltd.	5,400	58,472
Takata Corp.[b]	8,100	31,794
Tokai Rika Co. Ltd.	13,500	266,907
Topre Corp.	8,100	159,126
Toyo Tire & Rubber Co. Ltd.	27,000	379,804
Toyota Boshoku Corp.	18,900	432,141
TPR Co. Ltd.	5,400	138,035
TS Tech Co. Ltd.	13,500	313,371
Unipres Corp.	10,800	192,747

Security	Shares	Value
Yorozu Corp.	5,400	$69,017

		5,560,709
AUTOMOBILES — 0.12%
Nissan Shatai Co. Ltd.	21,600	196,506

		196,506
BANKS — 5.03%
77 Bank Ltd. (The)	81,000	337,516
Aichi Bank Ltd. (The)	2,700	123,077
Akita Bank Ltd. (The)	54,000	159,230
Aomori Bank Ltd. (The)	54,000	159,753
Ashikaga Holdings Co. Ltd.	32,400	109,321
Awa Bank Ltd. (The)	54,000	339,344
Bank of Iwate Ltd. (The)	2,700	105,588
Bank of Nagoya Ltd. (The)	27,000	90,579
Bank of Saga Ltd. (The)	27,000	60,821
Bank of the Ryukyus Ltd.	10,800	123,521
Chiba Kogyo Bank Ltd. (The)	13,500	52,990
Chukyo Bank Ltd. (The)	27,000	62,126
Daishi Bank Ltd. (The)	81,000	310,108
Eighteenth Bank Ltd. (The)	54,000	165,495
Gunma Bank Ltd. (The)	89,100	420,368
Hokkoku Bank Ltd. (The)	81,000	245,110
Hokuetsu Bank Ltd. (The)	54,000	120,075
Hokuhoku Financial Group Inc.	324,000	447,934
Hyakugo Bank Ltd. (The)	54,000	198,385
Hyakujushi Bank Ltd. (The)	54,000	161,841
Jimoto Holdings Inc.	43,200	62,230
Juroku Bank Ltd. (The)	81,000	224,750
Kansai Urban Banking Corp.	8,100	78,075
Keiyo Bank Ltd. (The)	54,000	219,790
Kiyo Bank Ltd. (The)	16,200	252,472
Mie Bank Ltd. (The)	27,000	52,468
Minato Bank Ltd. (The)	54,000	85,619
Miyazaki Bank Ltd. (The)	54,000	142,002
Musashino Bank Ltd. (The)	8,100	209,088
Nanto Bank Ltd. (The)	54,000	190,554
Nishi-Nippon City Bank Ltd. (The)	189,000	392,855
North Pacific Bank Ltd.	78,300	264,949
Ogaki Kyoritsu Bank Ltd. (The)	81,000	276,435
Oita Bank Ltd. (The)	27,000	88,229
San-in Godo Bank Ltd. (The)	37,800	258,371
Senshu Ikeda Holdings Inc.	62,100	280,977
Shiga Bank Ltd. (The)	54,000	259,989
Shikoku Bank Ltd. (The)	54,000	110,156
Tochigi Bank Ltd. (The)	27,000	108,068

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Toho Bank Ltd. (The)	54,000	$182,723
Tokyo TY Financial Group Inc.	8,130	238,551
TOMONY Holdings Inc.	35,100	155,080
Towa Bank Ltd. (The)	81,000	68,130
Tsukuba Bank Ltd.	21,600	62,022
Yamagata Bank Ltd. (The)	27,000	112,767
Yamanashi Chuo Bank Ltd. (The)	27,000	113,289

		8,282,821
BEVERAGES — 1.15%
Coca-Cola East Japan Co. Ltd.	16,266	286,210
Coca-Cola West Co. Ltd.	18,900	428,487
Ito EN Ltd.	13,500	405,907
Sapporo Holdings Ltd.	16,200	397,502
Takara Holdings Inc.	43,200	373,382

		1,891,488
BIOTECHNOLOGY — 0.56%
AnGes MG Inc.[a,b]	16,200	39,625
GreenPeptide Co. Ltd.[b]	5,400	40,043
Japan Tissue Engineering Co. Ltd.[b]	5,400	64,736
NanoCarrier Co. Ltd.[a,b]	10,800	96,374
OncoTherapy Science Inc.[b]	32,400	77,057
PeptiDream Inc.[a,b]	8,100	346,522
SanBio Co. Ltd.[a,b]	5,400	68,547
Takara Bio Inc.	13,500	195,122

		928,026
BUILDING PRODUCTS — 1.70%
Aica Kogyo Co. Ltd.	13,500	335,558
Bunka Shutter Co. Ltd.	13,500	94,103
Central Glass Co. Ltd.	54,000	207,261
Nichias Corp.	27,000	240,934
Nichiha Corp.	8,100	149,807
Nippon Sheet Glass Co. Ltd.[b]	243,000	187,944
Nitto Boseki Co. Ltd.	54,000	183,245
Noritz Corp.	8,100	158,578
Okabe Co. Ltd.	10,800	87,290
Sankyo Tateyama Inc.	8,100	122,242
Sanwa Holdings Corp.	54,000	479,257
Sekisui Jushi Corp.	8,100	126,627
Takara Standard Co. Ltd.	27,000	224,750
Takasago Thermal Engineering Co. Ltd.	13,500	200,213

		2,797,809
CAPITAL MARKETS — 1.46%
Ichigo Inc.	56,700	230,780
Ichiyoshi Securities Co. Ltd.	10,800	85,201

Security	Shares	Value
IwaiCosmo Holdings Inc.	5,400	$48,083
Jafco Co. Ltd.	10,800	314,807
kabu.com Securities Co. Ltd.	37,800	123,521
Kyokuto Securities Co. Ltd.	5,400	68,234
Marusan Securities Co. Ltd.	13,500	110,939
Matsui Securities Co. Ltd.	27,000	240,673
Monex Group Inc.	48,600	116,995
Nihon M&A Center Inc.	8,100	445,584
Okasan Securities Group Inc.	54,000	274,607
Sawada Holdings Co. Ltd.	5,400	48,813
SPARX Group Co. Ltd.	24,300	42,053
Tokai Tokyo Financial Holdings Inc.	51,300	243,518

		2,393,808
CHEMICALS — 6.57%
Achilles Corp.	54,000	74,133
ADEKA Corp.	21,600	317,626
C Uyemura & Co. Ltd.	2,700	113,811
Chugoku Marine Paints Ltd.	27,000	190,293
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	27,000	122,425
Denka Co. Ltd.	108,000	456,287
DIC Corp.	21,600	656,760
Fujimi Inc.	5,400	72,097
Fujimori Kogyo Co. Ltd.	5,400	121,746
Ihara Chemical Industry Co. Ltd.	5,400	46,099
Ishihara Sangyo Kaisha Ltd.[b]	108,000	69,957
JSP Corp.	2,700	53,173
Konishi Co. Ltd.	8,100	89,195
Kumiai Chemical Industry Co. Ltd.	10,800	60,247
Kureha Corp.	27,000	101,803
Lintec Corp.	13,500	253,594
Nihon Nohyaku Co. Ltd.[a]	13,500	66,433
Nihon Parkerizing Co. Ltd.	24,300	324,439
Nippon Kayaku Co. Ltd.	33,000	361,154
Nippon Shokubai Co. Ltd.	6,000	368,347
Nippon Soda Co. Ltd.	27,000	136,259
Nippon Synthetic Chemical Industry Co. Ltd. (The)	9,000	79,006
Nissan Chemical Industries Ltd.	32,400	996,104
NOF Corp.	27,000	272,780
Okamoto Industries Inc.	27,000	299,405
Osaka Soda Co. Ltd.	27,000	101,542
Sakai Chemical Industry Co. Ltd.	27,000	80,920
Sakata INX Corp.	10,800	127,384
Sanyo Chemical Industries Ltd.	6,000	50,582

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Shin-Etsu Polymer Co. Ltd.	10,800	$71,941
Showa Denko KK	35,100	434,699
Sumitomo Bakelite Co. Ltd.	54,000	268,342
Taiyo Holdings Co. Ltd.	5,400	187,161
Takasago International Corp.	2,700	63,562
Tenma Corp.	5,400	83,270
Toagosei Co. Ltd.	27,000	288,703
Tokai Carbon Co. Ltd.	54,000	142,524
Tokuyama Corp.[a,b]	81,000	330,468
Tokyo Ohka Kogyo Co. Ltd.	10,800	339,344
Tosoh Corp.	135,000	831,392
Toyo Ink SC Holdings Co. Ltd.	54,000	230,754
Toyobo Co. Ltd.	216,000	342,476
Ube Industries Ltd.	297,000	539,817
W-Scope Corp.[a]	8,100	126,471
Zeon Corp.	54,000	464,640

		10,809,165
COMMERCIAL SERVICES & SUPPLIES — 1.59%
Aeon Delight Co. Ltd.	5,400	151,974
Bell System24 Holdings Inc.	8,100	66,015
Daiseki Co. Ltd.	10,860	188,883
Duskin Co. Ltd.	10,800	185,438
Itoki Corp.	10,800	66,720
Kokuyo Co. Ltd.	21,600	298,414
Kyodo Printing Co. Ltd.	27,000	83,792
Matsuda Sangyo Co. Ltd.	5,460	67,567
Mitsubishi Pencil Co. Ltd.	5,400	263,644
Nippon Kanzai Co. Ltd.	5,400	82,852
Nippon Parking Development Co. Ltd.	51,300	64,475
Nissha Printing Co. Ltd.[a]	8,100	195,305
Okamura Corp.	18,900	173,222
Oyo Corp.	5,400	54,713
Pilot Corp.	8,100	318,330
Relia Inc.	10,800	102,221
Sato Holdings Corp.	5,400	113,706
Toppan Forms Co. Ltd.	13,500	142,263

		2,619,534
COMMUNICATIONS EQUIPMENT — 0.34%
Denki Kogyo Co. Ltd.	27,000	121,642
Hitachi Kokusai Electric Inc.	21,600	383,406
Icom Inc.	2,700	48,761

		553,809
CONSTRUCTION & ENGINEERING — 4.87%
Chiyoda Corp.	36,000	290,965

Security	Shares	Value
Chudenko Corp.	8,100	$154,427
COMSYS Holdings Corp.	27,000	510,321
Daiho Corp.	27,000	140,958
Fudo Tetra Corp.	43,200	71,419
Hazama Ando Corp.	45,900	256,048
Hibiya Engineering Ltd.	5,400	84,262
Kandenko Co. Ltd.	27,000	240,412
Kinden Corp.	32,400	354,901
Kumagai Gumi Co. Ltd.	108,000	291,313
Kyowa Exeo Corp.	21,600	310,526
Kyudenko Corp.	10,800	341,432
Maeda Corp.	27,000	225,272
Maeda Road Construction Co. Ltd.	27,000	459,419
Mirait Holdings Corp.	16,200	136,729
Nippo Corp.	14,000	253,783
Nippon Densetsu Kogyo Co. Ltd.	8,100	152,313
Nippon Koei Co. Ltd.	27,000	104,413
Nippon Road Co. Ltd. (The)	27,000	104,152
Nishimatsu Construction Co. Ltd.	81,000	368,840
Okumura Corp.	54,000	291,313
OSJB Holdings Corp.	35,100	69,565
Penta-Ocean Construction Co. Ltd.	72,900	384,816
Raito Kogyo Co. Ltd.	10,800	116,421
Sanki Engineering Co. Ltd.	10,800	87,185
SHO-BOND Holdings Co. Ltd.	5,400	238,324
Sumitomo Densetsu Co. Ltd.	5,400	56,383
Sumitomo Mitsui Construction Co. Ltd.	216,000	202,562
Taikisha Ltd.	8,100	181,601
Takamatsu Construction Group Co. Ltd.	2,700	62,309
Tekken Corp.	27,000	85,880
Toa Corp./Tokyo	54,000	97,627
Toda Corp.	54,000	275,129
Tokyu Construction Co. Ltd.	21,640	211,933
Toshiba Plant Systems & Services Corp.	10,800	169,776
Totetsu Kogyo Co. Ltd.	8,100	223,497
Toyo Construction Co. Ltd.	18,900	80,216
Toyo Engineering Corp.	54,000	166,539
Yahagi Construction Co. Ltd.	8,100	72,750
Yokogawa Bridge Holdings Corp.	8,100	89,822

		8,015,553
CONSTRUCTION MATERIALS — 0.30%
Sumitomo Osaka Cement Co. Ltd.	108,000	488,655

		488,655

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
CONSUMER FINANCE — 0.62%
Aiful Corp.[a,b]	83,700	$268,656
Hitachi Capital Corp.	13,500	280,872
J Trust Co. Ltd.	18,900	143,438
Jaccs Co. Ltd.	27,000	102,325
Orient Corp.[b]	113,400	225,846

		1,021,137
CONTAINERS & PACKAGING — 0.53%
FP Corp.	5,400	285,049
Fuji Seal International Inc.	5,400	205,172
Pack Corp. (The)	2,700	63,953
Rengo Co. Ltd.	54,000	321,071

		875,245
DISTRIBUTORS — 0.31%
Canon Marketing Japan Inc.	13,500	236,888
Doshisha Co. Ltd.	5,400	102,743
PALTAC Corp.	8,100	168,366

		507,997
DIVERSIFIED CONSUMER SERVICES — 0.03%
Meiko Network Japan Co. Ltd.	5,400	50,640

		50,640
DIVERSIFIED FINANCIAL SERVICES — 1.04%
Century Tokyo Leasing Corp.	10,880	408,651
Financial Products Group Co. Ltd.	18,900	169,385
Fuyo General Lease Co. Ltd.	5,400	254,247
IBJ Leasing Co. Ltd.	5,400	109,895
Japan Securities Finance Co. Ltd.	21,600	97,940
Ricoh Leasing Co. Ltd.	5,400	140,540
Zenkoku Hosho Co. Ltd.	13,500	530,550

		1,711,208
ELECTRIC UTILITIES — 0.34%
Hokkaido Electric Power Co. Inc.	48,600	394,213
Okinawa Electric Power Co. Inc. (The)	8,100	165,234

		559,447
ELECTRICAL EQUIPMENT — 1.54%
Chiyoda Integre Co. Ltd.	2,700	51,136
Cosel Co. Ltd.	5,400	56,383
Daihen Corp.	27,000	141,741
Denyo Co. Ltd.	5,400	52,207
Fujikura Ltd.	81,000	454,981
Furukawa Electric Co. Ltd.	189,000	487,872
Futaba Corp.	8,100	121,459
GS Yuasa Corp.	108,000	420,786

Security	Shares	Value
Idec Corp./Japan	8,100	$71,027
Nissin Electric Co. Ltd.	13,500	209,610
Nitto Kogyo Corp.	8,100	100,863
Toyo Tanso Co. Ltd.	2,700	35,579
Ushio Inc.	29,700	330,495

		2,534,139
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.85%
Ai Holdings Corp.	10,800	256,126
Amano Corp.	16,200	232,894
Anritsu Corp.	37,800	208,305
Azbil Corp.	16,200	474,559
Canon Electronics Inc.	5,400	79,511
Citizen Holdings Co. Ltd.	72,900	403,140
Daiwabo Holdings Co. Ltd.	54,000	114,855
Dexerials Corp.[b]	13,500	115,116
Elematec Corp.	2,700	54,295
Enplas Corp.	2,700	75,621
HORIBA Ltd.	10,800	501,706
Hosiden Corp.	16,200	121,224
Ibiden Co. Ltd.	29,700	376,149
Iriso Electronics Co. Ltd.[a]	2,700	159,491
Japan Aviation Electronics Industry Ltd.	27,000	418,959
Japan Cash Machine Co. Ltd.[a]	5,400	63,953
Japan Display Inc.[b]	94,500	134,302
Kaga Electronics Co. Ltd.	5,400	63,379
Koa Corp.	8,100	63,353
Macnica Fuji Electronics Holdings Inc.	8,100	84,262
Maruwa Co. Ltd./Aichi	2,700	92,275
Mitsumi Electric Co. Ltd.[a,b]	21,600	133,858
Nichicon Corp.	13,500	109,634
Nippon Ceramic Co. Ltd.	5,400	101,438
Nippon Signal Co. Ltd.	13,500	109,634
Nohmi Bosai Ltd.	5,400	77,005
Oki Electric Industry Co. Ltd.	216,000	288,181
Optex Co. Ltd.	2,700	56,775
Ryosan Co. Ltd.	8,100	243,153
Ryoyo Electro Corp.	5,400	63,327
SIIX Corp.	5,400	203,606
SMK Corp.	27,000	90,579
Taiyo Yuden Co. Ltd.	27,000	279,567
Topcon Corp.	27,000	353,439
Toyo Corp./Chuo-ku	5,400	53,877

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
UKC Holdings Corp.	5,400	$82,434

		6,339,982
ENERGY EQUIPMENT & SERVICES — 0.15%
Modec Inc.	5,400	92,354
Shinko Plantech Co. Ltd.	13,500	91,753
Toyo Kanetsu KK	27,000	55,339

		239,446
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.53%
Activia Properties Inc.	135	689,129
Advance Residence Investment Corp.	351	936,588
AEON REIT Investment Corp.	270	335,950
Comforia Residential REIT Inc.	135	310,891
Daiwa House Residential Investment Corp.[b]	15	91,507
Daiwa Office Investment Corp.	81	484,739
Frontier Real Estate Investment Corp.	135	660,415
Fukuoka REIT Corp.	189	340,048
Global One Real Estate Investment Corp.	54	205,694
GLP J-REIT	621	770,884
Hankyu REIT Inc.	135	184,812
Heiwa Real Estate REIT Inc.	216	178,756
Hoshino Resorts REIT Inc.	27	321,854
Hulic Reit Inc.	243	428,513
Ichigo Office REIT Investment	297	221,383
Industrial & Infrastructure Fund Investment Corp.	81	404,080
Invesco Office J-Reit Inc.	216	194,835
Invincible Investment Corp.	783	503,403
Japan Excellent Inc.	324	436,657
Japan Hotel REIT Investment Corp.	972	835,412
Japan Logistics Fund Inc.	216	492,622
Japan Rental Housing Investments Inc.	432	342,894
Kenedix Office Investment Corp.	108	651,540
Kenedix Residential Investment Corp.	108	297,787
Kenedix Retail REIT Corp.	108	270,013
LaSalle Logiport REIT	297	300,919
MCUBS MidCity Investment Corp.	81	272,911
Mori Hills REIT Investment Corp.	378	571,924
MORI TRUST Sogo REIT Inc.	270	477,169

Security	Shares	Value
Nippon Accommodations Fund Inc.	135	$578,189
NIPPON REIT Investment Corp.	108	267,716
Orix JREIT Inc.	621	1,086,082
Premier Investment Corp.	351	476,099
Sekisui House Reit Inc.	216	304,678
Sekisui House SI Residential Investment Corp.	270	312,196
TOKYU REIT Inc.	243	333,131
Top REIT Inc.[b]	28	117,498

		15,688,918
FOOD & STAPLES RETAILING — 3.01%
Ain Holdings Inc.	5,400	306,453
Arcs Co. Ltd.	10,800	247,877
Axial Retailing Inc.	2,700	83,922
Belc Co. Ltd.	2,700	100,889
Cawachi Ltd.	5,400	119,501
Cocokara fine Inc.	5,400	182,462
Cosmos Pharmaceutical Corp.	2,700	490,221
Create SD Holdings Co. Ltd.	8,100	177,451
Daikokutenbussan Co. Ltd.	2,700	120,075
Heiwado Co. Ltd.	8,100	145,813
Kato Sangyo Co. Ltd.	5,400	118,457
Kobe Bussan Co. Ltd.	2,700	55,078
Kusuri No Aoki Co. Ltd.	2,700	98,801
Life Corp.	2,700	73,481
Matsumotokiyoshi Holdings Co. Ltd.	10,800	475,603
Ministop Co. Ltd.	5,400	82,695
Mitsubishi Shokuhin Co. Ltd.	2,700	77,162
Qol Co. Ltd.	5,400	77,945
San-A Co. Ltd.	5,400	253,203
Sogo Medical Co. Ltd.	2,700	89,274
Sugi Holdings Co. Ltd.	10,800	529,376
United Super Markets Holdings Inc.	13,500	122,555
Valor Holdings Co. Ltd.	10,800	291,418
Welcia Holdings Co. Ltd.	5,400	316,895
Yaoko Co. Ltd.	5,400	210,132
Yokohama Reito Co. Ltd.	10,800	107,337

		4,954,076
FOOD PRODUCTS — 4.83%
Ariake Japan Co. Ltd.	5,400	255,552
Dydo Drinco Inc.	2,700	131,822
Ezaki Glico Co. Ltd.	13,500	676,077
Fuji Oil Holdings Inc.	16,200	314,963
Fujicco Co. Ltd.	5,400	111,827
Fujiya Co. Ltd.[b]	54,000	103,369

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Hokuto Corp.	5,400	$92,301
House Foods Group Inc.	16,200	348,636
Itoham Yonekyu Holdings Inc.[b]	37,800	357,773
J-Oil Mills Inc.	27,000	86,402
Kagome Co. Ltd.	21,600	491,370
Kameda Seika Co. Ltd.	2,700	130,778
Kewpie Corp.	29,700	816,330
KEY Coffee Inc.	5,400	100,602
Kotobuki Spirits Co. Ltd.	5,400	112,192
Marudai Food Co. Ltd.	27,000	119,292
Maruha Nichiro Corp.	10,800	250,801
MEGMILK SNOW BRAND Co. Ltd.	13,500	416,348
Mitsui Sugar Co. Ltd.	27,000	123,469
Morinaga & Co. Ltd./Japan	54,000	435,404
Morinaga Milk Industry Co. Ltd.	54,000	342,998
Nichirei Corp.	60,000	594,576
Nippon Beet Sugar Manufacturing Co. Ltd.	54,000	97,627
Nippon Flour Mills Co. Ltd.	27,000	187,422
Nippon Suisan Kaisha Ltd.	62,100	260,564
Nisshin OilliO Group Ltd. (The)	27,000	115,377
Prima Meat Packers Ltd.	54,000	176,459
Riken Vitamin Co. Ltd.	2,700	110,287
Rock Field Co. Ltd.	8,100	108,459
S Foods Inc.[a]	2,700	65,780
Sakata Seed Corp.	8,100	179,408
Showa Sangyo Co. Ltd.	27,000	129,212
Warabeya Nichiyo Co. Ltd.	5,400	98,618

		7,942,095
GAS UTILITIES — 0.10%
K&O Energy Group Inc.	5,400	67,451
Shizuoka Gas Co. Ltd.	13,500	96,974

		164,425
HEALTH CARE EQUIPMENT & SUPPLIES — 1.74%
Asahi Intecc Co. Ltd.	13,500	600,377
Eiken Chemical Co. Ltd.	5,400	137,147
Fukuda Denshi Co. Ltd.	2,700	159,230
Hogy Medical Co. Ltd.	2,700	183,507
JEOL Ltd.	27,000	99,193
Mani Inc.	5,400	108,955
Menicon Co. Ltd.	2,700	67,634
Nagaileben Co. Ltd.	5,400	109,739
Nakanishi Inc.	5,400	195,253
Nihon Kohden Corp.	18,900	430,496
Nikkiso Co. Ltd.	16,200	142,524

Security	Shares	Value
Nipro Corp.	35,100	$437,075
Paramount Bed Holdings Co. Ltd.	5,400	194,731

		2,865,861
HEALTH CARE PROVIDERS & SERVICES — 0.78%
AS ONE Corp.	2,700	102,978
BML Inc.	5,400	132,448
Japan Lifeline Co. Ltd.	2,700	117,596
NichiiGakkan Co. Ltd.[a]	10,800	85,932
Ship Healthcare Holdings Inc.	10,800	288,494
Toho Holdings Co. Ltd.	13,500	262,469
Tokai Corp./Gifu	2,700	86,011
Tsukui Corp.	16,200	102,743
Vital KSK Holdings Inc.	10,800	98,253

		1,276,924
HOTELS, RESTAURANTS & LEISURE — 3.22%
Accordia Golf Co. Ltd.	16,200	162,572
Atom Corp.	24,300	161,632
BRONCO BILLY Co. Ltd.	2,700	76,874
Colowide Co. Ltd.[a]	16,200	277,687
Create Restaurants Holdings Inc.	13,500	125,949
Doutor Nichires Holdings Co. Ltd.	8,100	143,307
Fuji Kyuko Co. Ltd.	12,000	129,125
Fujita Kanko Inc.	27,000	98,671
Hiday Hidaka Corp.	3,380	73,622
Hiramatsu Inc.	8,100	46,986
HIS Co. Ltd.	10,800	271,892
Kappa Create Co. Ltd.	8,100	94,755
Kisoji Co. Ltd.	5,400	111,148
KNT-CT Holdings Co. Ltd.[b]	27,000	30,019
Koshidaka Holdings Co. Ltd.	2,700	46,777
Kura Corp.	2,700	132,083
Kyoritsu Maintenance Co. Ltd.[a]	2,740	178,808
MOS Food Services Inc.	8,100	234,382
Ohsho Food Service Corp.	2,700	103,761
Plenus Co. Ltd.	5,400	89,691
Resorttrust Inc.	21,600	460,254
Ringer Hut Co. Ltd.[a]	5,400	119,345
Round One Corp.	18,900	132,475
Royal Holdings Co. Ltd.	8,100	131,796
Saizeriya Co. Ltd.	8,100	169,228
Skylark Co. Ltd.	27,000	335,689
St. Marc Holdings Co. Ltd.	5,400	138,191
Tokyo Dome Corp.	27,000	243,283
Tokyotokeiba Co. Ltd.	27,000	52,207
Toridoll.corp.	5,400	113,654

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Tosho Co. Ltd.	2,700	$118,640
WATAMI Co. Ltd.	5,400	53,668
Yoshinoya Holdings Co. Ltd.[a]	16,200	220,051
Zensho Holdings Co. Ltd.	24,300	417,236

		5,295,458
HOUSEHOLD DURABLES — 2.21%
Alpine Electronics Inc.	10,800	129,995
Chofu Seisakusho Co. Ltd.	5,400	128,689
Clarion Co. Ltd.	27,000	74,656
Foster Electric Co. Ltd.	5,400	94,599
France Bed Holdings Co. Ltd.	5,400	45,054
Fujitsu General Ltd.	27,000	549,214
Haseko Corp.	75,600	715,545
JVC Kenwood Corp.	35,100	82,460
Misawa Homes Co. Ltd.	8,100	60,612
PanaHome Corp.	27,000	199,691
Pioneer Corp.[b]	81,000	177,764
Pressance Corp.	2,700	111,200
Sangetsu Co. Ltd.	13,500	238,454
Starts Corp. Inc.	8,100	139,157
Sumitomo Forestry Co. Ltd.	35,100	475,081
Tamron Co. Ltd.	5,400	83,270
Token Corp.	2,720	200,644
Zojirushi Corp.	8,700	136,175

		3,642,260
HOUSEHOLD PRODUCTS — 1.01%
Earth Chemical Co. Ltd.	2,700	114,593
Lion Corp.	54,000	755,953
Pigeon Corp.	29,700	790,488

		1,661,034
INDUSTRIAL CONGLOMERATES — 0.31%
Katakura Industries Co. Ltd.	5,400	58,941
Nisshinbo Holdings Inc.	32,400	329,529
TOKAI Holdings Corp.	21,600	126,758

		515,228
INSURANCE — 0.07%
Anicom Holdings Inc.[a]	5,400	122,790

		122,790
INTERNET & DIRECT MARKETING RETAIL — 0.20%
ASKUL Corp.[a]	5,400	194,470
Belluna Co. Ltd.	13,500	83,009
Senshukai Co. Ltd.	8,100	54,112

		331,591

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 1.52%
COOKPAD Inc.[a]	13,500	$134,563
CROOZ Inc.	2,700	56,122
DeNA Co. Ltd.	29,700	881,510
Dip Corp.	8,100	233,364
F@N Communications Inc.	10,800	76,535
GMO Internet Inc.	18,900	273,720
Gree Inc.	29,700	150,747
Gurunavi Inc.	8,100	200,474
Infomart Corp.[a]	10,800	102,116
Internet Initiative Japan Inc.	8,100	149,337
Istyle Inc.[a]	10,800	72,358
SMS Co. Ltd.	8,100	172,909

		2,503,755
IT SERVICES — 1.86%
Digital Garage Inc.	10,800	181,888
DTS Corp.	5,400	111,044
GMO Payment Gateway Inc.[a]	5,474	252,439
Ines Corp.	8,100	91,779
Information Services International-Dentsu Ltd.	2,700	49,309
Itochu Techno-Solutions Corp.	13,500	329,555
Kanematsu Electronics Ltd.	2,700	49,596
NEC Networks & System Integration Corp.	5,400	88,177
NET One Systems Co. Ltd.	21,600	146,805
Nihon Unisys Ltd.	16,200	206,269
NS Solutions Corp.	10,800	186,796
SCSK Corp.	13,556	498,676
TIS Inc.	21,648	513,809
TKC Corp.	5,400	159,492
Transcosmos Inc.	8,100	188,022

		3,053,656
LEISURE PRODUCTS — 0.57%
Fields Corp.[a]	2,700	33,465
Heiwa Corp.	13,516	289,960
Mars Engineering Corp.	2,700	49,831
Mizuno Corp.	27,000	130,778
Tomy Co. Ltd.	16,200	145,343
Universal Entertainment Corp.[b]	5,400	165,234
Yonex Co. Ltd.[a]	2,700	131,039

		945,650
LIFE SCIENCES TOOLS & SERVICES — 0.10%
EPS Holdings Inc.	8,100	101,803
Linical Co. Ltd.	5,400	64,528

		166,331

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
MACHINERY — 6.30%
Aichi Corp.	8,100	$59,672
Aida Engineering Ltd.	13,500	94,625
Anest Iwata Corp.	10,800	99,610
Asahi Diamond Industrial Co. Ltd.	13,500	111,070
Bando Chemical Industries Ltd.	27,000	120,075
CKD Corp.	13,500	146,831
Daifuku Co. Ltd.	24,300	421,230
Daiwa Industries Ltd.	8,100	72,828
DMG Mori Co. Ltd.	29,700	327,910
Ebara Corp.	135,000	694,349
Fuji Machine Manufacturing Co. Ltd.	18,900	216,527
Fujitec Co. Ltd.	13,500	150,225
Fukushima Industries Corp.	2,700	83,009
Furukawa Co. Ltd.	81,000	122,947
Glory Ltd.	16,200	519,196
Harmonic Drive Systems Inc.[a]	8,100	227,256
Hitachi Koki Co. Ltd.	13,500	94,886
Hitachi Zosen Corp.	43,200	225,533
Iseki & Co. Ltd.	54,000	135,737
Japan Steel Works Ltd. (The)	81,000	377,454
Juki Corp.	8,100	57,323
Kato Works Co. Ltd.	27,000	105,719
Kitz Corp.	21,600	121,537
Komori Corp.	13,500	166,148
Kyokuto Kaihatsu Kogyo Co. Ltd.	8,100	85,750
Makino Milling Machine Co. Ltd.	27,000	172,804
Max Co. Ltd.	4,000	43,235
Meidensha Corp.	54,000	170,194
METAWATER Co. Ltd.	2,700	76,770
Mitsui Engineering & Shipbuilding Co. Ltd.	189,000	261,295
Miura Co. Ltd.	24,300	458,819
Morita Holdings Corp.	8,100	104,152
Nachi-Fujikoshi Corp.	54,000	183,768
Namura Shipbuilding Co. Ltd.	13,500	84,575
Nippon Sharyo Ltd.[a,b]	27,000	69,174
Nippon Thompson Co. Ltd.	16,200	56,853
Nitta Corp.	5,400	125,975
Nitto Kohki Co. Ltd.	2,700	58,941
Noritake Co. Ltd./Nagoya Japan	27,000	60,560
NTN Corp.	108,000	395,727
Obara Group Inc.	2,700	95,669
Oiles Corp.	5,496	89,479
OKUMA Corp.	27,000	206,477

Security	Shares	Value
OSG Corp.	21,600	$400,947
Ryobi Ltd.	27,000	119,292
Shibuya Corp.	5,400	99,558
Shima Seiki Manufacturing Ltd.	8,100	178,312
Shinmaywa Industries Ltd.	27,000	171,499
Sintokogio Ltd.	10,800	86,245
Sodick Co. Ltd.	10,800	72,150
Star Micronics Co. Ltd.	10,800	125,087
Tadano Ltd.	27,000	268,081
Takeuchi Manufacturing Co. Ltd.	8,100	116,839
Takuma Co. Ltd.	27,000	232,320
Teikoku Sen-I Co. Ltd.	5,400	71,001
Tocalo Co. Ltd.	5,400	109,216
Toshiba Machine Co. Ltd.	27,000	89,012
Tsubakimoto Chain Co.	27,000	203,867
Tsugami Corp.	27,000	125,296
Tsukishima Kikai Co. Ltd.	8,100	78,310
Tsurumi Manufacturing Co. Ltd.	5,400	77,892
Union Tool Co.	2,700	71,132
YAMABIKO Corp.	8,100	66,564
Yushin Precision Equipment Co. Ltd.[a]	2,700	59,646

		10,374,180
MARINE — 0.45%
Iino Kaiun Kaisha Ltd.	24,300	87,394
Kawasaki Kisen Kaisha Ltd.[a]	243,000	613,168
NS United Kaiun Kaisha Ltd.	27,000	34,195

		734,757
MEDIA — 1.84%
Adways Inc.[a]	8,100	44,872
Asatsu-DK Inc.	8,100	198,594
Avex Group Holdings Inc.	8,100	104,936
CyberAgent Inc.	13,500	732,199
Daiichikosho Co. Ltd.	10,800	418,176
Kadokawa Dwango[b]	13,508	166,246
Next Co. Ltd.	13,500	92,928
Septeni Holdings Co. Ltd.[a]	5,400	140,540
Shochiku Co. Ltd.	27,000	289,486
SKY Perfect JSAT Holdings Inc.	40,500	184,029
Toei Co. Ltd.	27,000	203,345
Tokyo Broadcasting System Holdings Inc.	10,800	148,371
TV Asahi Holdings Corp.	5,400	86,350
USEN Corp.	27,080	86,396
Zenrin Co. Ltd.	8,100	130,543

		3,027,011

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
METALS & MINING — 2.50%
Aichi Steel Corp.	27,000	$143,307
Asahi Holdings Inc.	8,100	138,922
Daido Steel Co. Ltd.	81,000	368,057
Dowa Holdings Co. Ltd.	54,000	361,793
Godo Steel Ltd.	27,000	46,725
Kyoei Steel Ltd.	5,400	104,831
Mitsubishi Steel Manufacturing Co. Ltd.	54,000	86,663
Mitsui Mining & Smelting Co. Ltd.	162,000	330,469
Nakayama Steel Works Ltd.[b]	54,000	31,846
Neturen Co. Ltd.	8,100	56,305
Nippon Denko Co. Ltd.	29,700	48,239
Nippon Light Metal Holdings Co. Ltd.	126,900	269,909
Nisshin Steel Co. Ltd.	24,300	312,222
Nittetsu Mining Co. Ltd.	27,000	95,799
Osaka Steel Co. Ltd.	2,700	45,550
OSAKA Titanium Technologies Co. Ltd.[a]	5,400	81,912
Pacific Metals Co. Ltd.[a,b]	54,000	150,877
Sanyo Special Steel Co. Ltd.	27,000	147,484
Toho Titanium Co. Ltd.	8,100	57,950
Toho Zinc Co. Ltd.	27,000	83,009
Tokyo Rope Manufacturing Co. Ltd.	54,000	93,972
Tokyo Steel Manufacturing Co. Ltd.	27,000	190,032
Topy Industries Ltd.	54,000	109,634
Toyo Kohan Co. Ltd.	13,500	35,631
UACJ Corp.	81,140	253,379
Yamato Kogyo Co. Ltd.	10,800	330,468
Yodogawa Steel Works Ltd.	5,400	141,846

		4,116,831
MULTILINE RETAIL — 0.83%
Fuji Co. Ltd./Ehime	5,400	98,462
H2O Retailing Corp.	21,635	294,505
Izumi Co. Ltd.	10,800	423,918
Kintetsu Department Store Co. Ltd.[b]	27,000	89,273
Matsuya Co. Ltd.[a]	8,100	57,245
Parco Co. Ltd.	5,400	46,568
Seria Co. Ltd.	5,400	357,094

		1,367,065
OIL, GAS & CONSUMABLE FUELS — 0.51%
Cosmo Energy Holdings Co. Ltd.	16,200	169,150
ITOCHU Enex Co. Ltd.	13,500	97,887
Japan Petroleum Exploration Co. Ltd.	8,100	178,469

Security	Shares	Value
Nippon Gas Co. Ltd.	10,800	$301,128
San-Ai Oil Co. Ltd.	13,500	84,836

		831,470
PAPER & FOREST PRODUCTS — 0.71%
Daiken Corp.	27,000	100,237
Daio Paper Corp.[a]	18,900	200,813
Hokuetsu Kishu Paper Co. Ltd.	35,100	220,573
Mitsubishi Paper Mills Ltd.[b]	81,000	54,817
Nippon Paper Industries Co. Ltd.	27,000	500,401
Tokushu Tokai Paper Co. Ltd.	27,000	91,101

		1,167,942
PERSONAL PRODUCTS — 1.15%
Artnature Inc.	5,400	36,701
Ci:z Holdings Co. Ltd.	8,100	206,347
Euglena Co. Ltd.[a,b]	16,200	228,352
Fancl Corp.	10,800	170,507
Kobayashi Pharmaceutical Co. Ltd.	16,200	752,560
Mandom Corp.	5,400	221,096
Milbon Co. Ltd.	2,700	116,943
Noevir Holdings Co. Ltd.	5,400	157,925

		1,890,431
PHARMACEUTICALS — 2.76%
ASKA Pharmaceutical Co. Ltd.	5,400	84,732
JCR Pharmaceuticals Co. Ltd.	5,400	139,914
Kaken Pharmaceutical Co. Ltd.	8,400	474,269
Kissei Pharmaceutical Co. Ltd.	5,400	129,995
KYORIN Holdings Inc.	10,800	216,449
Mochida Pharmaceutical Co. Ltd.	2,700	186,639
Nichi-Iko Pharmaceutical Co. Ltd.	10,850	191,646
Nippon Shinyaku Co. Ltd.	13,500	625,828
Rohto Pharmaceutical Co. Ltd.	24,300	380,822
Sawai Pharmaceutical Co. Ltd.	8,100	532,508
Seikagaku Corp.	10,800	152,548
Sosei Group Corp.[a,b]	4,500	727,848
Torii Pharmaceutical Co. Ltd.	2,700	54,164
Towa Pharmaceutical Co. Ltd.	2,700	102,064
Tsumura & Co.	16,200	426,633
ZERIA Pharmaceutical Co. Ltd.	8,100	114,568

		4,540,627
PROFESSIONAL SERVICES — 1.20%
Benefit One Inc.	5,400	157,925
en-japan Inc.	8,100	152,000
Funai Soken Holdings Inc.	6,800	90,724
JAC Recruitment Co. Ltd.	5,400	57,323
Meitec Corp.	8,100	259,989

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Nomura Co. Ltd.	10,800	$147,014
Outsourcing Inc.	2,700	101,020
Tanseisha Co. Ltd.	8,100	56,305
TechnoPro Holdings Inc.	8,100	263,513
Temp Holdings Co. Ltd.	37,800	603,353
Yumeshin Holdings Co. Ltd.[a]	10,800	80,712

		1,969,878
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.46%
Ardepro Co. Ltd.[a]	32,400	33,517
Daibiru Corp.	13,500	124,252
Daikyo Inc.	81,000	128,428
Goldcrest Co. Ltd.	5,400	86,559
Heiwa Real Estate Co. Ltd.	10,800	139,496
Kenedix Inc.	67,500	309,977
Leopalace21 Corp.	64,800	429,766
Open House Co. Ltd.	8,100	175,023
Relo Group Inc.	2,700	382,936
Sumitomo Real Estate Sales Co. Ltd.	5,400	101,960
Takara Leben Co. Ltd.	21,600	140,958
TOC Co. Ltd.	16,200	128,115
Tosei Corp.	8,100	57,010
Unizo Holdings Co. Ltd.	5,400	156,046

		2,394,043
ROAD & RAIL — 2.12%
Fukuyama Transporting Co. Ltd.	27,000	156,098
Hitachi Transport System Ltd.	13,500	264,296
Nankai Electric Railway Co. Ltd.	135,000	622,565
Nikkon Holdings Co. Ltd.	16,200	349,419
Nishi-Nippon Railroad Co. Ltd.	81,000	372,756
Sankyu Inc.	81,000	461,246
Seino Holdings Co. Ltd.	37,800	396,145
Senko Co. Ltd.	27,000	163,407
Sotetsu Holdings Inc.	108,000	540,861
Trancom Co. Ltd.	2,700	162,624

		3,489,417
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.33%
Advantest Corp.	40,500	606,511
Disco Corp.	8,100	914,661
Japan Material Co. Ltd.	2,700	99,976
Megachips Corp.[a]	5,400	85,410
Micronics Japan Co. Ltd.	8,100	107,990
Sanken Electric Co. Ltd.	27,000	87,185
SCREEN Holdings Co. Ltd.	54,000	700,092

Security	Shares	Value
Shindengen Electric Manufacturing Co. Ltd.	27,000	$106,502
Shinko Electric Industries Co. Ltd.	18,900	104,700
Sumco Corp.	48,600	424,754
Tokyo Seimitsu Co. Ltd.	10,800	287,032
ULVAC Inc.	10,800	304,261

		3,829,074
SOFTWARE — 1.18%
Broadleaf Co. Ltd.	8,100	83,635
Capcom Co. Ltd.	10,800	234,930
COLOPL Inc.	13,500	201,779
Fuji Soft Inc.	5,400	146,231
Justsystems Corp.	8,100	67,738
Koei Tecmo Holdings Co. Ltd.	10,840	195,033
Marvelous Inc.[a]	8,100	57,715
NSD Co. Ltd.	8,100	125,296
OBIC Business Consultants Co. Ltd.	2,700	123,208
Square Enix Holdings Co. Ltd.	24,300	711,838

		1,947,403
SPECIALTY RETAIL — 2.77%
Adastria Co. Ltd.	8,100	180,426
Alpen Co. Ltd.	5,400	97,157
AOKI Holdings Inc.	10,800	111,409
Aoyama Trading Co. Ltd.	13,500	438,536
Arcland Sakamoto Co. Ltd.	5,400	57,897
Asahi Co. Ltd.[a]	5,400	68,391
Autobacs Seven Co. Ltd.	16,200	224,437
BIC Camera Inc.	24,300	191,703
Chiyoda Co. Ltd.	5,400	113,602
DCM Holdings Co. Ltd.	24,300	185,125
EDION Corp.	18,900	148,371
Geo Holdings Corp.	8,100	103,134
IDOM Inc.[a]	16,200	96,635
Jin Co. Ltd.[a]	2,700	123,991
Joshin Denki Co. Ltd.	7,000	57,524
Joyful Honda Co. Ltd.	8,100	195,853
K’s Holdings Corp.	21,600	341,014
Kohnan Shoji Co. Ltd.	8,100	147,301
Komeri Co. Ltd.	8,100	187,944
Laox Co. Ltd.[a,b]	8,100	59,437
Nishimatsuya Chain Co. Ltd.	13,500	185,595
Nojima Corp.[a]	5,400	61,552
Pal Co. Ltd.	2,700	56,383
PC Depot Corp.[a]	8,100	55,835
Sac’s Bar Holdings Inc.	5,400	53,930

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Sanrio Co. Ltd.	13,500	$251,245
Shimachu Co. Ltd.	13,500	301,624
T-Gaia Corp.	8,100	110,809
United Arrows Ltd.	5,400	138,191
VT Holdings Co. Ltd.	18,900	79,485
Xebio Holdings Co. Ltd.	5,400	82,017
Yellow Hat Ltd.	2,700	49,701

		4,556,254
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.57%
Eizo Corp.	5,400	135,476
Elecom Co. Ltd.	5,400	128,376
Hitachi Maxell Ltd.	10,800	168,836
Japan Digital Laboratory Co. Ltd.	5,400	76,796
Melco Holdings Inc.	2,700	64,632
Riso Kagaku Corp.	5,400	88,543
Roland DG Corp.	2,700	55,470
Toshiba TEC Corp.[b]	27,000	105,458
Wacom Co. Ltd.	37,800	118,405

		941,992
TEXTILES, APPAREL & LUXURY GOODS — 1.11%
Descente Ltd.	10,800	120,806
Fujibo Holdings Inc.	27,000	80,398
Gunze Ltd.	54,000	159,231
Japan Wool Textile Co. Ltd. (The)	27,000	182,724
Kurabo Industries Ltd.	54,000	96,582
Onward Holdings Co. Ltd.	27,000	190,032
Sanyo Shokai Ltd.	27,000	42,810
Seiko Holdings Corp.	54,000	167,062
Seiren Co. Ltd.	13,500	150,616
TSI Holdings Co. Ltd.	18,900	104,335
Tsutsumi Jewelry Co. Ltd.	2,700	42,053
Unitika Ltd.[b]	162,000	86,141
Wacoal Holdings Corp.	27,000	288,703
Yondoshi Holdings Inc.	5,400	114,750

		1,826,243
TRADING COMPANIES & DISTRIBUTORS — 3.02%
Hanwa Co. Ltd.	54,000	301,233
Inaba Denki Sangyo Co. Ltd.	5,400	177,242
Inabata & Co. Ltd.	10,800	100,863
Iwatani Corp.	54,000	296,534
Japan Pulp & Paper Co. Ltd.	27,000	86,924
Kamei Corp.	5,400	43,175
Kanamoto Co. Ltd.	8,100	171,108
Kanematsu Corp.	108,000	158,708

Security	Shares	Value
Kuroda Electric Co. Ltd.	8,100	$152,156
MISUMI Group Inc.	70,200	1,225,709
MonotaRO Co. Ltd.[a]	16,200	408,935
Nagase & Co. Ltd.	27,000	299,667
Nippon Steel & Sumikin Bussan Corp.	28,440	97,334
Nishio Rent All Co. Ltd.	5,400	133,440
Sojitz Corp.	324,000	776,836
Trusco Nakayama Corp.	5,400	247,982
Wakita & Co. Ltd.	10,800	76,013
Yamazen Corp.	13,500	102,586
Yuasa Trading Co. Ltd.	5,400	104,570

		4,961,015
TRANSPORTATION INFRASTRUCTURE — 0.13%
Nissin Corp.	27,000	74,917
Sumitomo Warehouse Co. Ltd. (The)	27,000	133,910

		208,827
WIRELESS TELECOMMUNICATION SERVICES — 0.03%
Japan Communications Inc.[b]	27,000	48,552

		48,552

TOTAL COMMON STOCKS (Cost: $169,476,980)		164,149,878

SHORT-TERM INVESTMENTS — 4.22%

MONEY MARKET FUNDS — 4.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	6,934,592	6,934,592
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	14,128	14,128

		6,948,720

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,948,720)		6,948,720

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.98% (Cost: $176,425,700)[f]	$171,098,598
Other Assets, Less Liabilities — (3.98)%	(6,545,192)

NET ASSETS — 100.00%	$164,553,406

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $179,223,093. Net unrealized depreciation was $8,124,495, of which $14,202,678 represented gross unrealized appreciation on securities and $22,327,173 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$163,940,873	$209,005	$—	$164,149,878
Money market funds	6,948,720	—	—	6,948,720

Total	$170,889,593	$209,005	$—	$171,098,598

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MALAYSIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.67%

AIRLINES — 0.82%
AirAsia Bhd[a]	3,728,000	$2,757,736

		2,757,736
AUTOMOBILES — 0.57%
UMW Holdings Bhd[a]	1,391,500	1,911,147

		1,911,147
BANKS — 27.11%
Alliance Financial Group Bhd	2,997,400	2,919,425
AMMB Holdings Bhd	5,384,937	5,829,090
CIMB Group Holdings Bhd	9,414,692	11,143,021
Hong Leong Bank Bhd	1,931,040	6,228,086
Hong Leong Financial Group Bhd	683,300	2,709,275
Malayan Banking Bhd[a]	10,191,593	19,651,894
Public Bank Bhd	8,100,480	39,548,639
RHB Bank Bhd[a]	2,364,002	2,914,563
RHB Bank Bhd New[b]	1,621,200	4

		90,943,997
CHEMICALS — 3.51%
Petronas Chemicals Group Bhd	7,143,100	11,783,341

		11,783,341
CONSTRUCTION & ENGINEERING — 5.02%
Dialog Group Bhd	9,406,754	3,572,038
Gamuda Bhd	5,026,100	6,047,927
IJM Corp. Bhd	8,554,080	7,234,742

		16,854,707
CONSTRUCTION MATERIALS — 0.60%
Lafarge Malaysia Bhd	1,011,560	2,007,905

		2,007,905
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.69%
Telekom Malaysia Bhd	3,362,500	5,671,187

		5,671,187
ELECTRIC UTILITIES — 10.94%
Tenaga Nasional Bhd	10,094,312	36,688,487

		36,688,487
ENERGY EQUIPMENT & SERVICES — 1.34%
Sapurakencana Petroleum Bhd[a]	11,509,700	4,484,114

		4,484,114
FOOD PRODUCTS — 7.26%
Felda Global Ventures Holdings Bhd[a]	3,930,500	2,200,033
Genting Plantations Bhd	698,300	1,825,171
IOI Corp. Bhd	6,733,730	7,338,944

Security	Shares	Value
Kuala Lumpur Kepong Bhd	1,271,600	$7,393,497
PPB Group Bhd	1,412,366	5,600,011

		24,357,656
GAS UTILITIES — 3.36%
Petronas Gas Bhd	2,060,600	11,279,822

		11,279,822
HEALTH CARE EQUIPMENT & SUPPLIES — 0.63%
Hartalega Holdings Bhd[a]	1,947,000	2,102,789

		2,102,789
HEALTH CARE PROVIDERS & SERVICES — 4.12%
IHH Healthcare Bhd	8,573,200	13,825,355

		13,825,355
HOTELS, RESTAURANTS & LEISURE — 7.21%
Berjaya Sports Toto Bhd	1,989,517	1,643,418
Genting Bhd	6,681,600	12,850,815
Genting Malaysia Bhd	8,842,900	9,681,291

		24,175,524
INDUSTRIAL CONGLOMERATES — 5.37%
HAP Seng Consolidated Bhd	1,747,900	3,353,141
Sime Darby Bhd	7,535,114	14,659,610

		18,012,751
MARINE — 1.85%
MISC Bhd	3,324,020	6,196,422

		6,196,422
MEDIA — 1.00%
Astro Malaysia Holdings Bhd	4,621,500	3,361,713

		3,361,713
MULTI-UTILITIES — 2.24%
YTL Corp. Bhd[a]	12,860,112	5,327,330
YTL Power International Bhd	5,983,000	2,198,168

		7,525,498
OIL, GAS & CONSUMABLE FUELS — 1.02%
Petronas Dagangan Bhd	592,800	3,420,422

		3,420,422
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.85%
IOI Properties Group Bhd	4,582,700	2,847,591

		2,847,591
TOBACCO — 1.54%
British American Tobacco Malaysia Bhd	424,900	5,156,843

		5,156,843

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2016

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 2.02%
Malaysia Airports Holdings Bhd	2,220,800	$3,449,893
Westports Holdings Bhd	3,051,000	3,347,787

		6,797,680
WIRELESS TELECOMMUNICATION SERVICES — 9.60%
Axiata Group Bhd	7,873,000	10,657,815
DiGi.Com Bhd[a]	10,410,300	12,886,132
Maxis Bhd[a]	5,586,100	8,650,156

		32,194,103

TOTAL COMMON STOCKS
(Cost: $200,411,890)		334,356,790

SHORT-TERM INVESTMENTS — 7.78%

MONEY MARKET FUNDS — 7.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	25,872,953	25,872,953
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	228,825	228,825

		26,101,778

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,101,778)		26,101,778

Value
TOTAL INVESTMENTS IN SECURITIES — 107.45%
(Cost: $226,513,668)[f]	$360,458,568
Other Assets, Less Liabilities — (7.45)%	(25,003,382)

NET ASSETS — 100.00%	$335,455,186

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $251,534,835. Net unrealized appreciation was $108,923,733, of which $134,619,955 represented gross unrealized appreciation on securities and $25,696,222 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$334,356,786	$—	$4	$334,356,790
Money market funds	26,101,778	—	—	26,101,778

Total	$360,458,564	$—	$4	$360,458,568

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.19%

AUSTRALIA — 59.23%
AGL Energy Ltd.	1,064,448	$14,839,744
Alumina Ltd.	3,855,744	3,854,055
Amcor Ltd./Australia	1,827,840	21,979,418
AMP Ltd.	4,668,480	18,455,222
APA Group	1,762,176	12,237,122
Aristocrat Leisure Ltd.	853,440	9,685,186
ASX Ltd.	306,240	11,772,416
Aurizon Holdings Ltd.	3,240,000	10,689,750
AusNet Services	2,807,382	3,629,009
Australia & New Zealand Banking Group Ltd.	4,603,200	93,061,523
Bank of Queensland Ltd.	600,192	4,758,836
Bendigo & Adelaide Bank Ltd.	725,760	5,988,987
BHP Billiton Ltd.	5,067,072	77,800,694
Boral Ltd.	1,172,544	5,824,902
Brambles Ltd.	2,497,152	23,121,378
Caltex Australia Ltd.	414,144	10,566,939
Challenger Ltd./Australia	897,024	6,195,518
CIMIC Group Ltd.	156,480	3,482,213
Coca-Cola Amatil Ltd.	907,392	6,669,478
Cochlear Ltd.	90,432	9,576,155
Commonwealth Bank of Australia	2,703,552	145,907,523
Computershare Ltd.	733,440	5,446,024
Crown Resorts Ltd.	573,120	5,655,465
CSL Ltd.	721,536	58,619,449
Dexus Property Group	1,526,208	11,149,054
Domino’s Pizza Enterprises Ltd.	96,576	5,493,710
DUET Group	3,776,064	7,463,682
Flight Centre Travel Group Ltd.[a]	86,592	2,398,133
Fortescue Metals Group Ltd.	2,452,800	9,032,672
Goodman Group	2,798,976	15,966,105
GPT Group (The)	2,824,704	11,315,094
Harvey Norman Holdings Ltd.	876,096	3,542,354
Healthscope Ltd.	2,737,536	6,295,631
Incitec Pivot Ltd.	2,664,000	5,706,070
Insurance Australia Group Ltd.	3,847,296	16,076,386
James Hardie Industries PLC	702,528	11,451,997
LendLease Group	866,880	9,003,784
Macquarie Group Ltd.	482,880	29,286,723
Medibank Pvt Ltd.	4,352,064	8,798,438
Mirvac Group	5,816,832	10,142,209
National Australia Bank Ltd.	4,170,240	85,687,523
Newcrest Mining Ltd.[b]	1,207,680	20,140,359

Security	Shares	Value
Oil Search Ltd.	2,130,238	$10,758,592
Orica Ltd.	589,248	6,536,458
Origin Energy Ltd.	2,766,528	10,936,512
Platinum Asset Management Ltd.	377,664	1,527,024
Qantas Airways Ltd.	813,312	1,980,433
QBE Insurance Group Ltd.	2,163,840	16,132,246
Ramsay Health Care Ltd.	223,296	13,923,873
REA Group Ltd.	83,904	3,695,834
Rio Tinto Ltd.	669,504	23,950,697
Santos Ltd.	2,524,992	8,425,603
Scentre Group	8,380,032	31,301,136
Seek Ltd.	516,288	6,235,423
Sonic Healthcare Ltd.	619,968	10,716,554
South32 Ltd.[b]	8,394,816	12,113,522
Stockland	3,758,976	13,701,538
Suncorp Group Ltd.	2,032,320	19,413,135
Sydney Airport	1,726,848	9,448,079
Tabcorp Holdings Ltd.	1,307,328	4,883,138
Tatts Group Ltd.	2,304,000	6,597,289
Telstra Corp. Ltd.	6,751,680	26,690,433
TPG Telecom Ltd.	536,256	4,912,854
Transurban Group	3,211,392	27,658,968
Treasury Wine Estates Ltd.	1,163,904	9,823,244
Vicinity Centres	5,300,160	13,184,844
Vocus Communications Ltd.	794,688	4,592,837
Wesfarmers Ltd.	1,777,152	56,683,672
Westfield Corp.	3,110,592	23,891,971
Westpac Banking Corp.	5,262,336	116,511,648
Woodside Petroleum Ltd.	1,198,080	25,778,948
Woolworths Ltd.	2,015,232	35,909,936

		1,396,683,371
HONG KONG — 26.98%
AIA Group Ltd.	19,008,014	120,197,646
ASM Pacific Technology Ltd.	384,000	2,990,118
Bank of East Asia Ltd. (The)[a]	1,882,520	7,608,470
BOC Hong Kong Holdings Ltd.	5,856,000	20,497,038
Cathay Pacific Airways Ltd.	1,859,000	2,674,630
Cheung Kong Infrastructure Holdings Ltd.	1,036,208	8,703,252
Cheung Kong Property Holdings Ltd.	4,224,232	29,680,039
CK Hutchison Holdings Ltd.	4,224,232	54,295,411
CLP Holdings Ltd.	2,592,000	26,582,473
First Pacific Co. Ltd./Hong Kong	3,456,500	2,589,005
Galaxy Entertainment Group Ltd.	3,648,000	11,875,077

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2016

Security	Shares	Value
Hang Lung Properties Ltd.	3,551,736	$8,095,490
Hang Seng Bank Ltd.	1,209,600	21,223,652
Henderson Land Development Co. Ltd.	1,729,820	10,113,429
HK Electric Investments & HK Electric Investments Ltd.[c]	4,128,000	3,874,282
HKT Trust & HKT Ltd.	4,115,338	5,676,877
Hong Kong & China Gas Co. Ltd.	12,026,852	22,947,421
Hong Kong Exchanges and Clearing Ltd.	1,823,600	44,598,178
Hongkong Land Holdings Ltd.	1,843,200	11,962,368
Hysan Development Co. Ltd.	960,830	4,638,938
Kerry Properties Ltd.	1,023,500	2,975,463
Li & Fung Ltd.[a]	9,359,200	4,814,285
Link REIT	3,561,586	25,896,600
Melco Crown Entertainment Ltd. ADR	299,136	3,882,785
MGM China Holdings Ltd.	1,536,000	2,364,372
MTR Corp. Ltd.	2,304,286	12,595,704
New World Development Co. Ltd.	8,832,921	11,079,940
NWS Holdings Ltd.	2,423,000	4,329,491
PCCW Ltd.	6,720,867	4,262,954
Power Assets Holdings Ltd.	2,208,000	21,121,423
Sands China Ltd.	3,818,400	15,014,175
Shangri-La Asia Ltd.	1,997,000	2,162,607
Sino Land Co. Ltd.	4,846,800	8,297,999
SJM Holdings Ltd.[a]	3,072,000	1,932,686
Sun Hung Kai Properties Ltd.	2,304,000	32,435,853
Swire Pacific Ltd. Class A	864,000	9,545,854
Swire Properties Ltd.	1,834,000	5,166,197
Techtronic Industries Co. Ltd.	2,208,207	8,953,249
WH Group Ltd.[c]	9,216,000	7,247,571
Wharf Holdings Ltd. (The)	2,150,600	15,193,590
Wheelock & Co. Ltd.	1,344,000	7,693,119
Wynn Macau Ltd.[a]	2,457,600	3,421,804
Yue Yuen Industrial Holdings Ltd.	1,152,000	4,901,022

		636,112,537
NEW ZEALAND — 1.68%
Auckland International Airport Ltd.	1,498,560	8,154,038
Contact Energy Ltd.	1,134,800	4,281,146
Fletcher Building Ltd.	1,087,296	8,361,631
Mercury NZ Ltd.	1,095,360	2,519,147
Meridian Energy Ltd.	2,007,552	4,223,788
Ryman Healthcare Ltd.	586,954	4,088,017
Spark New Zealand Ltd.	2,883,456	7,959,858

		39,587,625

Security	Shares	Value
SINGAPORE — 11.30%
Ascendas REIT[a]	3,571,225	$6,420,003
CapitaLand Commercial Trust	3,283,200	3,722,012
CapitaLand Ltd.	4,051,200	9,125,864
CapitaLand Mall Trust	3,936,000	6,238,221
City Developments Ltd.[a]	652,800	4,066,678
ComfortDelGro Corp. Ltd.	3,417,600	7,096,752
DBS Group Holdings Ltd.[a]	2,764,800	30,410,061
Genting Singapore PLC	9,619,200	5,081,868
Global Logistic Properties Ltd.[a]	4,243,200	5,650,958
Golden Agri-Resources Ltd.	11,214,087	2,962,227
Hutchison Port Holdings Trust	8,294,400	3,566,592
Jardine Cycle & Carriage Ltd.[a]	153,600	4,789,962
Jardine Matheson Holdings Ltd.	392,000	23,461,200
Keppel Corp. Ltd.[a]	2,304,000	8,757,178
Noble Group Ltd.[a,b]	14,012,916	1,223,566
Oversea-Chinese Banking Corp. Ltd.[a]	4,876,824	30,738,466
SembCorp Industries Ltd.[a]	1,574,440	3,142,295
Sembcorp Marine Ltd.[a]	1,382,400	1,293,290
Singapore Airlines Ltd.	864,000	6,656,639
Singapore Exchange Ltd.	1,264,300	7,013,323
Singapore Press Holdings Ltd.[a]	2,157,717	5,968,810
Singapore Technologies Engineering Ltd.	2,476,800	5,870,099
Singapore Telecommunications Ltd.	12,614,428	37,208,791
StarHub Ltd.	998,400	2,681,252
Suntec REIT	3,820,800	4,695,924
United Overseas Bank Ltd.	2,037,800	26,929,433
UOL Group Ltd.	748,800	3,054,869
Wilmar International Ltd.	3,052,800	6,899,236
Yangzijiang Shipbuilding Holdings Ltd.	3,129,600	1,756,719

		266,482,288

TOTAL COMMON STOCKS
(Cost: $2,558,288,101)		2,338,865,821

SHORT-TERM INVESTMENTS — 1.70%

MONEY MARKET FUNDS — 1.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	38,660,645	38,660,645

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	1,504,324	$1,504,324

		40,164,969

TOTAL SHORT-TERM INVESTMENTS
(Cost: $40,164,969)		40,164,969

TOTAL INVESTMENTS IN SECURITIES — 100.89%
(Cost: $2,598,453,070)[g]		2,379,030,790
Other Assets, Less Liabilities — (0.89)%		(21,068,705)

NET ASSETS — 100.00%		$2,357,962,085

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $2,681,988,657. Net unrealized depreciation was $302,957,867, of which $208,671,390 represented gross unrealized appreciation on securities and $511,629,257 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,338,865,821	$—	$—	$2,338,865,821
Money market funds	40,164,969	—	—	40,164,969

Total	$2,379,030,790	$—	$—	$2,379,030,790

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI SINGAPORE ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.86%

AEROSPACE & DEFENSE — 2.55%
Singapore Technologies Engineering Ltd.	6,042,000	$14,319,742

		14,319,742
AIRLINES — 2.76%
Singapore Airlines Ltd.	2,014,267	15,518,805

		15,518,805
BANKS — 34.18%
DBS Group Holdings Ltd.[a]	5,989,500	65,878,567
Oversea-Chinese Banking Corp. Ltd.[a]	10,600,250	66,813,037
United Overseas Bank Ltd.	4,505,000	59,533,368

		192,224,972
CAPITAL MARKETS — 2.85%
Singapore Exchange Ltd.	2,894,000	16,053,594

		16,053,594
DISTRIBUTORS — 2.06%
Jardine Cycle & Carriage Ltd.[a]	371,044	11,570,877

		11,570,877
DIVERSIFIED TELECOMMUNICATION SERVICES — 14.57%
Singapore Telecommunications Ltd.	27,772,268	81,919,886

		81,919,886
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.88%
Ascendas REIT[a]	8,427,081	15,149,392
CapitaLand Commercial Trust	7,897,000	8,952,464
CapitaLand Mall Trust[a]	9,275,000	14,700,077
Suntec REIT[a]	9,063,000	11,138,808

		49,940,741
FOOD PRODUCTS — 4.20%
Golden Agri-Resources Ltd.	26,447,228	6,986,097
Wilmar International Ltd.	7,367,000	16,649,198

		23,635,295
HOTELS, RESTAURANTS & LEISURE — 2.14%
Genting Singapore PLC	22,737,000	12,012,063

		12,012,063
INDUSTRIAL CONGLOMERATES — 5.04%
Keppel Corp. Ltd.[a]	5,459,000	20,748,886
SembCorp Industries Ltd.	3,816,000	7,616,040

		28,364,926

Security	Shares	Value
MACHINERY — 1.34%
Sembcorp Marine Ltd.[a]	3,233,000	$3,024,599
Yangzijiang Shipbuilding Holdings Ltd.[a]	8,056,000	4,522,024

		7,546,623
MEDIA — 2.67%
Singapore Press Holdings Ltd.[a]	5,439,300	15,046,528

		15,046,528
REAL ESTATE MANAGEMENT & DEVELOPMENT — 9.34%
CapitaLand Ltd.	9,752,000	21,967,671
City Developments Ltd.[a]	1,537,000	9,574,883
Global Logistic Properties Ltd.[a]	9,907,400	13,194,358
UOL Group Ltd.	1,908,000	7,784,041

		52,520,953
ROAD & RAIL — 3.03%
ComfortDelGro Corp. Ltd.	8,215,000	17,058,700

		17,058,700
TRADING COMPANIES & DISTRIBUTORS — 0.51%
Noble Group Ltd.[a,b]	32,962,598	2,878,196

		2,878,196
TRANSPORTATION INFRASTRUCTURE — 1.53%
Hutchison Port Holdings Trust[a]	19,978,300	8,590,669

		8,590,669
WIRELESS TELECOMMUNICATION SERVICES — 1.21%
StarHub Ltd.[a]	2,544,000	6,832,036

		6,832,036

TOTAL COMMON STOCKS		556,034,606
(Cost: $687,054,232)

SHORT-TERM INVESTMENTS — 9.30%

MONEY MARKET FUNDS — 9.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	51,547,511	51,547,511
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	748,216	748,216

		52,295,727

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,295,727)		52,295,727

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 108.16%
(Cost: $739,349,959)[f]	$608,330,333
Other Assets, Less Liabilities — (8.16)%	(45,911,895)

NET ASSETS — 100.00%	$562,418,438

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $753,857,735. Net unrealized depreciation was $145,527,402, of which $10,686,689 represented gross unrealized appreciation on securities and $156,214,091 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI Singapore Index	279	Sep. 2016	Singapore Exchange	$6,486,821	$6,354,448	$(132,373)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$556,034,606	$—	$—	$556,034,606
Money market funds	52,295,727	—	—	52,295,727

Total	$608,330,333	$—	$—	$608,330,333

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(132,373)	$—	$—	$(132,373)

Total	$(132,373)	$—	$—	$(132,373)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI TAIWAN ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.74%

AIRLINES — 0.39%
China Airlines Ltd.	16,663,761	$4,836,773
EVA Airways Corp.	11,969,193	5,545,048

		10,381,821
AUTO COMPONENTS — 0.84%
Cheng Shin Rubber Industry Co. Ltd.[a]	10,508,670	22,321,878

		22,321,878
AUTOMOBILES — 0.14%
Yulon Motor Co. Ltd.[a]	4,385,362	3,793,769

		3,793,769
BANKS — 9.78%
Chang Hwa Commercial Bank Ltd.	28,816,570	14,485,252
China Development Financial Holding Corp.[a]	74,545,508	18,841,650
CTBC Financial Holding Co. Ltd.	87,700,783	50,718,059
E.Sun Financial Holding Co. Ltd.	45,604,115	25,654,605
First Financial Holding Co. Ltd.	53,140,090	27,298,135
Hua Nan Financial Holdings Co. Ltd.	43,850,711	22,595,267
Mega Financial Holding Co. Ltd.[a]	60,513,271	41,193,383
SinoPac Financial Holdings Co. Ltd.	55,251,118	16,158,913
Taishin Financial Holding Co. Ltd.	47,962,210	18,138,590
Taiwan Business Bank[b]	22,802,652	6,094,026
Taiwan Cooperative Financial Holding Co. Ltd.[a]	42,227,286	18,564,808

		259,742,688
BIOTECHNOLOGY — 0.46%
OBI Pharma Inc.[a,b]	547,000	6,843,857
TaiMed Biologics Inc.[b]	877,000	5,431,068

		12,274,925
CAPITAL MARKETS — 0.67%
Yuanta Financial Holding Co. Ltd.	49,989,248	17,723,611

		17,723,611
CHEMICALS — 6.09%
Formosa Chemicals & Fibre Corp.	17,540,610	45,550,693
Formosa Plastics Corp.	23,679,518	58,432,935
Nan Ya Plastics Corp.	27,187,938	51,924,459

Security	Shares	Value
Taiwan Fertilizer Co. Ltd.	4,385,000	$5,790,375

		161,698,462
CONSTRUCTION MATERIALS — 1.21%
Asia Cement Corp.	12,278,136	10,970,049
Taiwan Cement Corp.	18,417,504	21,040,782

		32,010,831
DIVERSIFIED FINANCIAL SERVICES — 2.26%
Chailease Holding Co. Ltd.[a]	5,262,937	9,089,329
Fubon Financial Holding Co. Ltd.	35,957,515	50,881,405

		59,970,734
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.09%
Asia Pacific Telecom Co. Ltd.[b]	9,647,000	3,253,113
Chunghwa Telecom Co. Ltd.	21,925,648	78,773,542

		82,026,655
ELECTRICAL EQUIPMENT — 0.33%
Teco Electric and Machinery Co. Ltd.	10,524,092	8,855,620
Ya Hsin Industrial Co. Ltd.[b]	6,845,461	2

		8,855,622
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 15.18%
AU Optronics Corp.[a]	51,743,830	20,384,106
Delta Electronics Inc.	11,401,180	59,286,639
Hon Hai Precision Industry Co. Ltd.	78,930,003	218,901,066
Innolux Corp.[a]	48,235,873	17,025,946
Largan Precision Co. Ltd.	536,794	60,225,545
Pacific Electric Wire & Cable Co. Ltd.[b]	197	—
Simplo Technology Co. Ltd.[a]	1,520,835	5,008,659
Synnex Technology International Corp.	7,367,364	7,778,216
WPG Holdings Ltd.	8,754,744	10,415,581
Zhen Ding Technology Holding Ltd.[a]	2,162,072	4,333,615

		403,359,373
FOOD & STAPLES RETAILING — 0.93%
President Chain Store Corp.	3,118,215	24,813,642

		24,813,642
FOOD PRODUCTS — 2.18%
Standard Foods Corp.	1,946,439	4,803,145
Uni-President Enterprises Corp.	28,064,189	53,067,280

		57,870,425

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2016

Security	Shares	Value
HOUSEHOLD DURABLES — 0.37%
Nien Made Enterprise Co. Ltd.	877,000	$9,950,048

		9,950,048
INDUSTRIAL CONGLOMERATES — 0.41%
Far Eastern New Century Corp.	14,909,843	10,995,425

		10,995,425
INSURANCE — 3.08%
Cathay Financial Holding Co. Ltd.	43,850,483	55,416,850
China Life Insurance Co. Ltd./Taiwan	19,274,193	17,068,903
Shin Kong Financial Holding Co. Ltd.[b]	42,973,205	9,426,057

		81,911,810
LEISURE PRODUCTS — 0.54%
Giant Manufacturing Co. Ltd.[a]	1,517,590	9,780,721
Merida Industry Co. Ltd.[a]	1,140,100	4,653,029

		14,433,750
MACHINERY — 0.17%
Hiwin Technologies Corp.[a]	895,532	4,628,583

		4,628,583
MARINE — 0.10%
Evergreen Marine Corp. Taiwan Ltd.	7,016,673	2,653,601

		2,653,601
METALS & MINING — 1.65%
China Steel Corp.[a]	63,144,977	43,780,889

		43,780,889
OIL, GAS & CONSUMABLE FUELS — 0.68%
Formosa Petrochemical Corp.[a]	6,139,950	17,957,087

		17,957,087
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.45%
Highwealth Construction Corp.[a]	4,385,790	6,814,246
Ruentex Development Co. Ltd.[a,b]	4,393,773	5,144,220

		11,958,466
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 34.53%
Advanced Semiconductor Engineering Inc.[a]	40,342,448	49,584,957
Hermes Microvision Inc.[a]	208,000	8,915,082
Inotera Memories Inc.[b]	17,540,000	14,869,794
MediaTek Inc.	8,754,175	68,834,927
Nanya Technology Corp.[a]	5,246,000	6,199,871
Novatek Microelectronics Corp.[a]	3,165,544	10,824,334
Phison Electronics Corp.[a]	1,616,698	11,693,235

Security	Shares	Value
Powertech Technology Inc.	5,262,036	$13,731,160
Realtek Semiconductor Corp.	3,508,063	14,040,876
Siliconware Precision Industries Co. Ltd.	14,032,834	20,940,568
Taiwan Semiconductor Manufacturing Co. Ltd.	117,518,882	651,843,596
United Microelectronics Corp.[a]	94,716,501	34,327,847
Vanguard International Semiconductor Corp.	6,139,000	11,511,653

		917,317,900
SPECIALTY RETAIL — 0.56%
Hotai Motor Co. Ltd.	1,355,000	14,988,891

		14,988,891
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 8.75%
Acer Inc.[a]	17,540,737	7,877,452
Advantech Co. Ltd.[a]	1,754,444	14,348,284
Asustek Computer Inc.[a]	3,868,857	32,737,842
Casetek Holdings Ltd.[a]	726,000	2,551,142
Catcher Technology Co. Ltd.[a]	3,508,743	25,212,127
Chicony Electronics Co. Ltd.	2,678,826	6,627,309
Compal Electronics Inc.	26,310,554	15,588,737
Foxconn Technology Co. Ltd.	5,262,871	14,761,681
HTC Corp.[a,b]	3,508,884	9,399,636
Inventec Corp.	16,663,868	12,367,725
Lite-On Technology Corp.	13,208,071	19,980,379
Pegatron Corp.	11,401,037	27,558,959
Quanta Computer Inc.	15,786,240	29,203,835
Transcend Information Inc.	877,905	2,531,580
Wistron Corp.	15,786,308	11,592,032

		232,338,720
TEXTILES, APPAREL & LUXURY GOODS — 1.78%
Eclat Textile Co. Ltd.[a]	972,080	12,315,474
Feng TAY Enterprise Co. Ltd.[a]	1,864,476	8,872,721
Formosa Taffeta Co. Ltd.	4,385,515	4,236,178
Pou Chen Corp.	12,278,103	17,799,680
Ruentex Industries Ltd.	2,631,262	4,084,072

		47,308,125
WIRELESS TELECOMMUNICATION SERVICES — 2.12%
Far EasTone Telecommunications Co. Ltd.	9,647,259	22,468,365
Taiwan Mobile Co. Ltd.	9,631,609	33,845,177

		56,313,542

TOTAL COMMON STOCKS
(Cost: $1,382,410,355)		2,623,381,273

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 5.09%

MONEY MARKET FUNDS — 5.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	116,215,500	$116,215,500
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	19,070,044	19,070,044

		135,285,544

TOTAL SHORT-TERM INVESTMENTS
(Cost: $135,285,544)		135,285,544

TOTAL INVESTMENTS IN SECURITIES — 103.83%
(Cost: $1,517,695,899)[f]		2,758,666,817
Other Assets, Less Liabilities — (3.83)%		(101,777,704)

NET ASSETS — 100.00%		$2,656,889,113

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $1,723,065,143. Net unrealized appreciation was $1,035,601,674, of which $1,273,469,765 represented gross unrealized appreciation on securities and $237,868,091 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI Taiwan Index	956	Sep. 2016	Taiwanese Exchange	$32,425,283	$32,054,680	$(370,603)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,623,381,271	$—	$2	$2,623,381,273
Money market funds	135,285,544	—	—	135,285,544

Total	$2,758,666,815	$—	$2	$2,758,666,817

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(370,603)	$—	$—	$(370,603)

Total	$(370,603)	$—	$—	$(370,603)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.44%

AIRLINES — 0.88%
Bangkok Airways Co. Ltd.[a]	2,363,300	$1,706,822
Thai Airways International PCL NVDR[a,b]	2,456,666	2,235,559

		3,942,381
AUTO COMPONENTS — 0.18%
Sri Trang Agro-Industry PCL NVDR[a]	2,352,671	822,387

		822,387
BANKS — 19.35%
Bangkok Bank PCL Foreign	932,100	4,564,168
Kasikornbank PCL Foreign	4,403,800	25,189,652
Kasikornbank PCL NVDR[a]	2,157,100	12,307,413
Kiatnakin Bank PCL NVDR	1,397,173	2,088,767
Krung Thai Bank PCL NVDR[a]	13,128,400	7,206,009
LH Financial Group PCL NVDR	12,793,419	661,560
Siam Commercial Bank PCL (The) NVDR	5,864,800	27,108,318
Thanachart Capital PCL NVDR	2,349,200	2,714,622
Tisco Financial Group PCL NVDR	1,051,310	1,640,038
TMB Bank PCL NVDR	49,396,400	3,225,025

		86,705,572
BEVERAGES — 0.43%
Carabao Group PCL	937,200	1,922,295

		1,922,295
BUILDING PRODUCTS — 0.39%
Dynasty Ceramic PCL NVDR	8,572,140	1,094,564
Vanachai Group PCL NVDR[a]	1,468,900	645,008

		1,739,572
CAPITAL MARKETS — 0.15%
AIRA Capital Co. Ltd.[a]	4,137,840	284,498
Asia Plus Group Holdings PCL NVDR[a]	3,871,300	386,957

		671,455
CHEMICALS — 4.47%
Eastern Polymer Group PCL[a]	3,151,700	1,265,579
Indorama Ventures PCL NVDR	5,429,610	5,019,356
PTT Global Chemical PCL NVDR	7,788,907	13,725,739

		20,010,674
CONSTRUCTION & ENGINEERING — 1.27%
CH Karnchang PCL NVDR[a]	1,587,800	1,444,893
Italian-Thai Development PCL NVDR[a,b]	6,339,148	1,162,878

Security	Shares	Value
Sino-Thai Engineering & Construction PCL NVDR[a]	2,802,928	$2,024,330
Unique Engineering & Construction PCL[a]	1,986,800	1,079,050

		5,711,151
CONSTRUCTION MATERIALS — 5.24%
Siam Cement PCL (The) Foreign	1,126,600	17,249,440
Siam Cement PCL (The) NVDR	405,700	6,211,697

		23,461,137
CONSUMER FINANCE — 1.42%
Group Lease PCL[a]	1,430,500	1,694,342
Krungthai Card PCL NVDR	388,100	1,558,432
Muangthai Leasing PCL[a]	1,987,800	1,102,563
Srisawad Power 1979 PCL NVDR	1,764,283	2,013,236

		6,368,573
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.67%
Jasmine International PCL NVDR	13,114,668	2,121,655
Thaicom PCL NVDR[a]	1,644,200	1,044,977
True Corp. PCL NVDR[a]	37,603,218	8,799,123

		11,965,755
ELECTRICAL EQUIPMENT — 0.33%
Gunkul Engineering PCL NVDR[a]	9,542,374	1,488,605

		1,488,605
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.46%
Cal-Comp Electronics Thailand PCL NVDR	7,685,512	617,230
Delta Electronics Thailand PCL NVDR[a]	1,875,744	4,009,911
Hana Microelectronics PCL NVDR	2,113,800	1,862,486
KCE Electronics PCL NVDR[a]	1,060,800	2,995,571
Samart Corp. PCL NVDR[a]	1,849,137	817,316
SVI PCL NVDR[a]	5,100,415	719,043

		11,021,557
FOOD & STAPLES RETAILING — 7.45%
CP ALL PCL NVDR	18,553,500	33,365,266

		33,365,266
FOOD PRODUCTS — 3.92%
Charoen Pokphand Foods PCL NVDR	10,178,000	9,555,979
GFPT PCL NVDR	1,881,000	858,569

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2016

Security	Shares	Value
Ichitan Group PCL NVDR[a]	1,706,100	$596,375
Khon Kaen Sugar Industry PCL NVDR[a]	5,790,378	642,344
Thai Union Group PCL NVDR	7,176,300	4,457,265
Thai Vegetable Oil PCL NVDR	1,484,953	1,437,100

		17,547,632
GAS UTILITIES — 0.07%
Scan Inter PCL[a]	1,350,000	327,599

		327,599
HEALTH CARE PROVIDERS & SERVICES — 4.69%
Bangkok Chain Hospital PCL NVDR	4,584,025	1,562,638
Bangkok Dusit Medical Services PCL NVDR	14,545,200	9,874,542
Bumrungrad Hospital PCL NVDR	1,340,976	6,585,660
Chularat Hospital PCL NVDR[a]	18,573,300	1,395,056
Vibhavadi Medical Center PCL NVDR	18,922,500	1,585,280

		21,003,176
HOTELS, RESTAURANTS & LEISURE — 2.30%
Erawan Group PCL (The) NVDR[a]	4,592,700	670,021
Minor International PCL NVDR	8,101,210	9,653,910

		10,323,931
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 3.04%
CK Power PCL NVDR[a]	6,911,860	630,974
Electricity Generating PCL NVDR	494,500	2,821,388
Glow Energy PCL NVDR	1,923,800	4,446,101
Inter Far East Energy Corp.	3,647,400	669,093
SPCG PCL NVDR	1,697,100	1,024,668
Superblock PCL[a,b]	41,046,950	2,134,434
surGlobal Power Synergy Co. Ltd. NVDR[a]	1,405,300	1,461,507
Thai Solar Energy PCL	2,722,600	412,926

		13,601,091
INSURANCE — 0.18%
Thai Reinsurance PCL NVDR[a,b]	10,279,740	783,999

		783,999
INTERNET & DIRECT MARKETING RETAIL — 0.07%
OfficeMate PCL NVDR	299,400	304,888

		304,888

Security	Shares	Value
MACHINERY — 0.06%
BJC Heavy Industries PCL NVDR[a]	1,500,550	$270,932

		270,932
MARINE — 0.27%
Precious Shipping PCL NVDR[a,b]	2,046,800	363,647
Thoresen Thai Agencies PCL NVDR[a]	3,075,789	830,802

		1,194,449
MEDIA — 1.46%
BEC World PCL NVDR[a]	3,676,100	2,378,837
Major Cineplex Group PCL NVDR	1,640,900	1,540,618
Plan B Media PCL[a]	1,973,600	364,895
RS PCL NVDR[a]	1,704,400	467,762
VGI Global Media PCL NVDR[a]	6,437,840	1,190,281
Workpoint Entertainment PCL	468,300	618,934

		6,561,327
METALS & MINING — 0.11%
STP & I PCL NVDR[a]	1,829,410	504,712

		504,712
MULTILINE RETAIL — 0.78%
Robinson Department Store PCL NVDR	1,879,000	3,474,051

		3,474,051
OIL, GAS & CONSUMABLE FUELS — 15.72%
Bangchak Petroleum PCL (The) NVDR	1,290,800	1,258,526
Banpu PCL NVDR[a]	5,811,600	2,635,875
Energy Absolute PCL NVDR[a]	4,197,300	3,061,687
Energy Earth PCL NVDR	4,600,000	621,918
Esso Thailand PCL NVDR[b]	4,544,800	787,763
IRPC PCL NVDR	37,638,400	5,262,667
PTT Exploration & Production PCL NVDR	5,218,184	12,248,196
PTT PCL NVDR	3,754,100	37,849,544
Siamgas & Petrochemicals PCL NVDR[a]	1,377,700	457,701
Thai Oil PCL NVDR	3,065,800	6,266,134

		70,450,011
PERSONAL PRODUCTS — 0.37%
Beauty Community PCL	6,189,900	1,663,014

		1,663,014
PHARMACEUTICALS — 0.14%
Mega Lifesciences PCL NVDR[a]	1,135,800	646,394

		646,394

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2016

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.93%
Amata Corp. PCL NVDR	1,961,400	$713,947
Ananda Development PCL NVDR	5,626,100	776,899
AP Thailand PCL NVDR[a]	3,541,086	762,118
Bangkok Land PCL NVDR	37,988,700	1,997,355
Central Pattana PCL NVDR	5,057,600	8,803,004
Country Group Development PCL NVDR[b]	13,488,200	409,141
Golden Land Property Development PCL NVDR	1,742,500	329,719
LPN Development PCL NVDR[a]	2,159,547	779,834
Platinum Group PCL (The) NVDR	3,151,700	619,132
Quality Houses PCL NVDR[a]	16,079,531	1,263,490
Rojana Industrial Park PCL NVDR	1,845,683	277,262
Sansiri PCL NVDR	20,903,737	1,117,185
SC Asset Corp. PCL NVDR	5,488,404	542,252
Siam Future Development PCL NVDR	3,265,028	580,085
Singha Estate PCL[a,b]	6,508,900	1,005,983
Supalai PCL NVDR[a]	2,254,300	1,569,488
TICON Industrial Connection PCL NVDR[a]	1,855,391	841,520
U City PCL NVDR[b]	1,032,103,600	1,192,649
Univentures PCL NVDR[a]	2,509,500	467,602
WHA Corp. PCL NVDR[a,b]	24,182,440	2,514,965

		26,563,630
ROAD & RAIL — 1.28%
BTS Group Holdings PCL NVDR	21,969,200	5,743,706

		5,743,706
SPECIALTY RETAIL — 1.89%
DNA 2002 PCL[a,b]	5,955,200	406,011
Home Product Center PCL NVDR	14,802,771	4,661,213
PTG Energy PCL	1,879,300	1,642,294
Siam Global House PCL NVDR[a]	4,118,284	1,748,892

		8,458,410
TEXTILES, APPAREL & LUXURY GOODS — 0.12%
MC Group PCL NVDR[a]	1,350,000	530,398

		530,398
TRANSPORTATION INFRASTRUCTURE — 5.66%
Airports of Thailand PCL NVDR[a]	1,609,500	18,691,598

Security	Shares	Value
Bangkok Aviation Fuel Services PCL NVDR	596,800	$624,980
Bangkok Expressway & Metro PCL	25,853,453	5,750,938
Namyong Terminal PCL NVDR	814,300	312,871

		25,380,387
WATER UTILITIES — 0.52%
Eastern Water Resources Development and Management PCL NVDR[a]	1,871,600	675,853
TTW PCL NVDR	5,239,866	1,665,108

		2,340,961
WIRELESS TELECOMMUNICATION SERVICES — 4.17%
Advanced Info Service PCL NVDR	3,907,719	18,683,176

		18,683,176

TOTAL COMMON STOCKS (Cost: $469,525,261)		445,554,254

RIGHTS — 0.00%

CONSTRUCTION MATERIALS — 0.00%
Jay Mart PCL[b]	151,200	14,414

		14,414
OIL, GAS & CONSUMABLE FUELS — 0.00%
Bangchak Petroleum PCL (The)[b]	64,540	—

		—

TOTAL RIGHTS (Cost: $0)		14,414

WARRANTS — 0.01%

CONSUMER FINANCE — 0.01%
Group Lease PCL (Expires 07/31/18)[a,b]	134,743	59,167

		59,167

TOTAL WARRANTS (Cost: $0)		59,167

SHORT-TERM INVESTMENTS — 7.17%

MONEY MARKET FUNDS — 7.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	31,029,897	31,029,897

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,099,513	$1,099,513

		32,129,410

TOTAL SHORT-TERM INVESTMENTS (Cost: $32,129,410)		32,129,410
TOTAL INVESTMENTS IN SECURITIES — 106.62% (Cost: $501,654,671)[f]		477,757,245
Other Assets, Less Liabilities — (6.62)%		(29,682,157)

NET ASSETS — 100.00%		$448,075,088

NVDR — Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $514,462,844. Net unrealized depreciation was $36,705,599, of which $23,126,710 represented gross unrealized appreciation on securities and $59,832,309 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$445,554,254	$—	$—	$445,554,254
Rights	—	14,414	—	14,414
Warrants	59,167	—	—	59,167
Money market funds	32,129,410	—	—	32,129,410

Total	$477,742,831	$14,414	$—	$477,757,245

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,720,289,579	$169,476,980	$200,411,890
Affiliated (Note 2)	34,520,707	6,948,720	26,101,778

Total cost of investments	$1,754,810,286	$176,425,700	$226,513,668

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,587,795,142	$164,149,878	$334,356,790
Affiliated (Note 2)	34,520,707	6,948,720	26,101,778

Total fair value of investments	1,622,315,849	171,098,598	360,458,568
Foreign currency, at value[b]	5,258,965	11,100	1,061,931
Foreign currency pledged to broker, at value[b]	521,710	—	—
Receivables:
Investment securities sold	1,272,111	110,510	447,211
Dividends and interest	4,150,990	331,409	738,143
Capital shares sold	290,818	—	9,979,158
Futures variation margin	43,909	—	—
Tax reclaims	—	6,517	—

Total Assets	1,633,854,352	171,558,134	372,685,011

LIABILITIES
Payables:
Investment securities purchased	2,166,689	—	11,221,267
Collateral for securities on loan (Note 1)	34,450,945	6,934,592	25,872,953
Investment advisory fees (Note 2)	660,904	70,136	135,605

Total Liabilities	37,278,538	7,004,728	37,229,825

NET ASSETS	$1,596,575,814	$164,553,406	$335,455,186

Net assets consist of:
Paid-in capital	$2,223,921,811	$174,843,616	$226,945,180
Undistributed (distributions in excess of) net investment income	5,722,325	378,670	(1,310,602)
Accumulated net realized loss	(500,616,484)	(5,340,912)	(24,109,001)
Net unrealized appreciation (depreciation)	(132,451,838)	(5,327,968)	133,929,609

NET ASSETS	$1,596,575,814	$164,553,406	$335,455,186

Shares outstanding[c]	75,750,000	2,700,000	40,500,000

Net asset value per share	$21.08	$60.95	$8.28

[a]	Securities on loan with values of $32,552,929, $6,586,383 and $24,628,356, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $5,780,955, $11,100 and $1,072,559, respectively.
[c]	$0.001 par value, number of shares authorized: 375 million, 500 million and 300 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,558,288,101	$687,054,232	$1,382,410,355
Affiliated (Note 2)	40,164,969	52,295,727	135,285,544

Total cost of investments	$2,598,453,070	$739,349,959	$1,517,695,899

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,338,865,821	$556,034,606	$2,623,381,273
Affiliated (Note 2)	40,164,969	52,295,727	135,285,544

Total fair value of investments	2,379,030,790	608,330,333	2,758,666,817
Foreign currency, at value[b]	4,997,287	3,870,779	2,225,023
Foreign currency pledged to broker, at value[b]	—	448,163	1,262,000
Receivables:
Investment securities sold	2,725,398	5,039,447	—
Dividends and interest	13,635,217	3,452,839	13,590,584

Total Assets	2,400,388,692	621,141,561	2,775,744,424

LIABILITIES
Payables:
Investment securities purchased	2,768,711	6,805,472	—
Collateral for securities on loan (Note 1)	38,660,645	51,547,511	116,215,500
Futures variation margin	—	132,373	191,200
Foreign taxes (Note 1)	—	—	1,033,704
Investment advisory fees (Note 2)	997,251	237,767	1,414,907

Total Liabilities	42,426,607	58,723,123	118,855,311

NET ASSETS	$2,357,962,085	$562,418,438	$2,656,889,113

Net assets consist of:
Paid-in capital	$3,130,611,305	$929,109,362	$2,625,610,977
Undistributed net investment income	11,915,309	3,947,970	52,002,232
Accumulated net realized loss	(564,968,308)	(239,396,448)	(1,261,247,341)
Net unrealized appreciation (depreciation)	(219,596,221)	(131,242,446)	1,240,523,245

NET ASSETS	$2,357,962,085	$562,418,438	$2,656,889,113

Shares outstanding[c]	57,600,000	53,000,000	175,400,000

Net asset value per share	$40.94	$10.61	$15.15

[a]	Securities on loan with values of $36,439,301, $47,238,763 and $108,323,692, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $5,022,491, $4,365,280 and $3,486,872, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 300 million and 900 million, respectively.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

iShares MSCI Thailand Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$469,525,261
Affiliated (Note 2)	32,129,410

Total cost of investments	$501,654,671

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$445,627,835
Affiliated (Note 2)	32,129,410

Total fair value of investments	477,757,245
Receivables:
Dividends and interest	2,012,763
Capital shares sold	83,381

Total Assets	479,853,389

LIABILITIES
Payables:
Investment securities purchased	488,588
Collateral for securities on loan (Note 1)	31,029,897
Capital shares redeemed	28,216
Investment advisory fees (Note 2)	231,600

Total Liabilities	31,778,301

NET ASSETS	$448,075,088

Net assets consist of:
Paid-in capital	$521,716,506
Undistributed net investment income	2,416,276
Accumulated net realized loss	(52,160,264)
Net unrealized depreciation	(23,897,430)

NET ASSETS	$448,075,088

Shares outstanding[b]	5,900,000

Net asset value per share	$75.94

[a]	Securities on loan with a value of $28,183,195. See Note 1.
[b]	$0.001 par value, number of shares authorized: 200 million.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$65,244,641	$3,148,213	$8,677,285
Dividends — affiliated (Note 2)	3,366	119	635
Securities lending income — affiliated — net (Note 2)	543,669	311,205	691,781

Total investment income	65,791,676	3,459,537	9,369,701

EXPENSES
Investment advisory fees (Note 2)	9,828,837	865,162	1,350,953

Total expenses	9,828,837	865,162	1,350,953

Net investment income	55,962,839	2,594,375	8,018,748

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(90,654,251)	(479,746)	3,674,658
In-kind redemptions — unaffiliated	(24,143,904)	2,020,717	—
Futures contracts	2,176,995	—	—
Foreign currency transactions	2,324	219,687	(1,400,023)

Net realized gain (loss)	(112,618,836)	1,760,658	2,274,635

Net change in unrealized appreciation/depreciation on:
Investments	207,189,966	10,485,055	8,109,924
Futures contracts	(198,024)	—	—
Translation of assets and liabilities in foreign currencies	(4,901)	(18,465)	9,212

Net change in unrealized appreciation/depreciation	206,987,041	10,466,590	8,119,136

Net realized and unrealized gain	94,368,205	12,227,248	10,393,771

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,331,044	$14,821,623	$18,412,519

[a]	Net of foreign withholding tax of $ —, $346,165 and $ —, respectively.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$88,811,359	$23,817,955	$81,172,401
Dividends — affiliated (Note 2)	3,749	860	12,528
Interest — unaffiliated	—	—	456
Securities lending income — affiliated — net (Note 2)[b]	663,086	808,726	2,325,804

	89,478,194	24,627,541	83,511,189
Less: Other foreign taxes (Note 1)	—	—	(1,696,561)

Total investment income	89,478,194	24,627,541	81,814,628

EXPENSES
Investment advisory fees (Note 2)	9,789,421	2,669,085	16,552,838

Total expenses	9,789,421	2,669,085	16,552,838

Net investment income	79,688,773	21,958,456	65,261,790

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(55,416,652)	(18,194,693)	(137,997,019)
In-kind redemptions — unaffiliated	8,768,468	(11,602,834)	—
Futures contracts	—	(12,392)	6,183,260
Foreign currency transactions	887,534	(86,829)	534,053
Payment from affiliate (Note 2)	—	—	69,864

Net realized loss	(45,760,650)	(29,896,748)	(131,209,842)

Net change in unrealized appreciation/depreciation on:
Investments	190,149,741	14,349,937	329,229,811
Futures contracts	—	(292,072)	(1,831,937)
Translation of assets and liabilities in foreign currencies	122,832	(7,469)	424,382

Net change in unrealized appreciation/depreciation	190,272,573	14,050,396	327,822,256

Net realized and unrealized gain (loss)	144,511,923	(15,846,352)	196,612,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,200,696	$6,112,104	$261,874,204

[a]	Net of foreign withholding tax of $1,618,242, $287,747 and $19,409,102, respectively.
[b]	Net of securities lending income tax paid of $ —, $ — and $554,945, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

iShares MSCI Thailand Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$9,872,725
Dividends — affiliated (Note 2)	1,788
Securities lending income — affiliated — net (Note 2)	970,523

Total investment income	10,845,036

EXPENSES
Investment advisory fees (Note 2)	1,855,406

Total expenses	1,855,406

Net investment income	8,989,630

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(32,718,772)
In-kind redemptions — unaffiliated	5,749,349
Foreign currency transactions	(46,989)

Net realized loss	(27,016,412)

Net change in unrealized appreciation/depreciation on:
Investments	81,703,210
Translation of assets and liabilities in foreign currencies	9,134

Net change in unrealized appreciation/depreciation	81,712,344

Net realized and unrealized gain	54,695,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,685,562

[a]	Net of foreign withholding tax of $1,065,562.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$55,962,839	$76,462,467	$2,594,375	$1,851,342
Net realized gain (loss)	(112,618,836)	94,497,147	1,760,658	18,722,198
Net change in unrealized appreciation/depreciation	206,987,041	(535,725,809)	10,466,590	(31,986,475)

Net increase (decrease) in net assets resulting from operations	150,331,044	(364,766,195)	14,821,623	(11,412,935)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,946,909)	(74,964,011)	(3,054,464)	(2,993,420)

Total distributions to shareholders	(57,946,909)	(74,964,011)	(3,054,464)	(2,993,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,375,546	1,076,021,470	45,471,321	249,704,421
Cost of shares redeemed	(1,240,407,729)	(1,135,379,620)	(51,689,221)	(246,130,624)

Net increase (decrease) in net assets from capital share transactions	(1,218,032,183)	(59,358,150)	(6,217,900)	3,573,797

INCREASE (DECREASE) IN NET ASSETS	(1,125,648,048)	(499,088,356)	5,549,259	(10,832,558)

NET ASSETS
Beginning of year	2,722,223,862	3,221,312,218	159,004,147	169,836,705

End of year	$1,596,575,814	$2,722,223,862	$164,553,406	$159,004,147

Undistributed net investment income included in net assets at end of year	$5,722,325	$7,704,071	$378,670	$217,281

SHARES ISSUED AND REDEEMED
Shares sold	1,125,000	47,625,000	800,000	4,300,000
Shares redeemed	(65,550,000)	(54,600,000)	(900,000)	(4,500,000)

Net decrease in shares outstanding	(64,425,000)	(6,975,000)	(100,000)	(200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,018,748	$13,468,130	$79,688,773	$118,017,798
Net realized gain (loss)	2,274,635	87,766,817	(45,760,650)	67,853,487
Net change in unrealized appreciation/depreciation	8,119,136	(328,400,917)	190,272,573	(853,844,715)

Net increase (decrease) in net assets resulting from operations	18,412,519	(227,165,970)	224,200,696	(667,973,430)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,913,175)	(15,389,546)	(80,779,861)	(121,558,328)
From net realized gain	(61,020,000)	(1,987,267)	—	—

Total distributions to shareholders	(73,933,175)	(17,376,813)	(80,779,861)	(121,558,328)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	235,390,658	107,286,599	430,991,170	27,284,262
Cost of shares redeemed	(107,993,581)	(385,625,950)	(200,654,534)	(725,596,210)

Net increase (decrease) in net assets from capital share transactions	127,397,077	(278,339,351)	230,336,636	(698,311,948)

INCREASE (DECREASE) IN NET ASSETS	71,876,421	(522,882,134)	373,757,471	(1,487,843,706)

NET ASSETS
Beginning of year	263,578,765	786,460,899	1,984,204,614	3,472,048,320

End of year	$335,455,186	$263,578,765	$2,357,962,085	$1,984,204,614

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,310,602)	$3,673,177	$11,915,309	$11,524,396

SHARES ISSUED AND REDEEMED
Shares sold	26,025,000	8,250,000	10,800,000	600,000
Shares redeemed	(11,400,000)	(31,125,000)	(5,400,000)	(16,200,000)

Net increase (decrease) in shares outstanding	14,625,000	(22,875,000)	5,400,000	(15,600,000)

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$21,958,456	$26,302,403	$65,261,790	$85,413,696
Net realized loss	(29,896,748)	(5,218,751)	(131,209,842)	(120,497,220)
Net change in unrealized appreciation/depreciation	14,050,396	(209,292,899)	327,822,256	(617,626,511)

Net increase (decrease) in net assets resulting from operations	6,112,104	(188,209,247)	261,874,204	(652,710,035)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,842,459)	(27,289,993)	(85,498,003)	(61,969,914)

Total distributions to shareholders	(16,842,459)	(27,289,993)	(85,498,003)	(61,969,914)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	117,265,015	32,838,329	512,970,562	1,059,504,564
Cost of shares redeemed	(154,043,146)	(191,867,107)	(1,308,867,457)	(367,078,617)

Net increase (decrease) in net assets from capital share transactions	(36,778,131)	(159,028,778)	(795,896,895)	692,425,947

DECREASE IN NET ASSETS	(47,508,486)	(374,528,018)	(619,520,694)	(22,254,002)

NET ASSETS
Beginning of year	609,926,924	984,454,942	3,276,409,807	3,298,663,809

End of year	$562,418,438	$609,926,924	$2,656,889,113	$3,276,409,807

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,947,970	$(1,115,300)	$52,002,232	$71,038,580

SHARES ISSUED AND REDEEMED
Shares sold	10,700,000	2,500,000	35,800,000	66,600,000
Shares redeemed	(15,100,000)	(15,600,000)	(101,600,000)	(26,000,000)

Net increase (decrease) in shares outstanding	(4,400,000)	(13,100,000)	(65,800,000)	40,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,989,630	$9,130,803
Net realized loss	(27,016,412)	(15,288,875)
Net change in unrealized appreciation/depreciation	81,712,344	(81,366,379)

Net increase (decrease) in net assets resulting from operations	63,685,562	(87,524,451)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,604,719)	(9,842,483)

Total distributions to shareholders	(7,604,719)	(9,842,483)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	240,640,360	232,829,500
Cost of shares redeemed	(85,949,624)	(469,528,663)

Net increase (decrease) in net assets from capital share transactions	154,690,736	(236,699,163)

INCREASE (DECREASE) IN NET ASSETS	210,771,579	(334,066,097)

NET ASSETS
Beginning of year	237,303,509	571,369,606

End of year	$448,075,088	$237,303,509

Undistributed net investment income included in net assets at end of year	$2,416,276	$1,078,328

SHARES ISSUED AND REDEEMED
Shares sold	3,550,000	2,900,000
Shares redeemed	(1,300,000)	(6,100,000)

Net increase (decrease) in shares outstanding	2,250,000	(3,200,000)

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$19.42	$21.89	$18.91	$16.94	$17.59

Income from investment operations:
Net investment income[a]	0.54	0.52	0.66	0.48	0.54
Net realized and unrealized gain (loss)[b]	1.72	(2.50)	3.04	2.05	(0.65)

Total from investment operations	2.26	(1.98)	3.70	2.53	(0.11)

Less distributions from:
Net investment income	(0.60)	(0.49)	(0.72)	(0.56)	(0.54)

Total distributions	(0.60)	(0.49)	(0.72)	(0.56)	(0.54)

Net asset value, end of year	$21.08	$19.42	$21.89	$18.91	$16.94

Total return	11.94%	(9.29)%	19.87%	15.04%	(0.33)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,596,576	$2,722,224	$3,221,312	$2,124,856	$1,865,974
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.73%	2.36%	3.24%	2.47%	3.26%
Portfolio turnover rate[c]	9%	7%	6%	12%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$56.79	$56.61	$49.44	$42.82	$46.49

Income from investment operations:
Net investment income[a]	0.84	0.70	0.70	0.65	0.82
Net realized and unrealized gain (loss)[b]	4.29	0.71	7.61	6.97	(3.25)

Total from investment operations	5.13	1.41	8.31	7.62	(2.43)

Less distributions from:
Net investment income	(0.97)	(1.23)	(1.14)	(1.00)	(1.24)

Total distributions	(0.97)	(1.23)	(1.14)	(1.00)	(1.24)

Net asset value, end of year	$60.95	$56.79	$56.61	$49.44	$42.82

Total return	9.10%	2.63%	16.94%	18.07%	(5.18)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$164,553	$159,004	$169,837	$88,988	$42,817
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.44%	1.26%	1.31%	1.36%	1.84%
Portfolio turnover rate[c]	12%	10%	14%	17%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$10.19	$16.13	$14.60	$14.52	$13.92

Income from investment operations:
Net investment income[a]	0.25	0.36	0.54	0.41	0.38
Net realized and unrealized gain (loss)[b]	0.69	(5.86)	1.51	0.04	0.76

Total from investment operations	0.94	(5.50)	2.05	0.45	1.14

Less distributions from:
Net investment income	(0.45)	(0.39)	(0.52)	(0.37)	(0.52)
Net realized gain	(2.40)	(0.05)	—	—	—
Return of capital	—	—	—	—	(0.02)

Total distributions	(2.85)	(0.44)	(0.52)	(0.37)	(0.54)

Net asset value, end of year	$8.28	$10.19	$16.13	$14.60	$14.52

Total return	12.58%	(34.62)%	14.17%	3.02%	8.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$335,455	$263,579	$786,461	$809,138	$936,692
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.86%	2.61%	3.48%	2.71%	2.73%
Portfolio turnover rate[c]	72%	24%	16%	17%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 17%, 5%, 10%, 8% and 14%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$38.01	$51.21	$44.56	$43.21	$44.47

Income from investment operations:
Net investment income[a]	1.54	1.97	1.88	1.69	1.73
Net realized and unrealized gain (loss)[b]	2.98	(13.09)	6.51	1.71	(1.14)

Total from investment operations	4.52	(11.12)	8.39	3.40	0.59

Less distributions from:
Net investment income	(1.59)	(2.08)	(1.74)	(2.05)	(1.85)

Total distributions	(1.59)	(2.08)	(1.74)	(2.05)	(1.85)

Net asset value, end of year	$40.94	$38.01	$51.21	$44.56	$43.21

Total return	12.20%	(22.19)%	19.25%	7.87%	1.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,357,962	$1,984,205	$3,472,048	$3,008,067	$3,188,582
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.50%	0.50%
Ratio of net investment income to average net assets	4.00%	4.31%	3.90%	3.59%	4.16%
Portfolio turnover rate[c]	6%	7%	8%	8%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$10.63	$13.96	$12.49	$13.10	$13.05

Income from investment operations:
Net investment income[a]	0.42	0.41	0.40	0.44	0.41
Net realized and unrealized gain (loss)[b]	(0.12)	(3.31)	1.52	(0.47)	0.11

Total from investment operations	0.30	(2.90)	1.92	(0.03)	0.52

Less distributions from:
Net investment income	(0.32)	(0.43)	(0.45)	(0.58)	(0.47)

Total distributions	(0.32)	(0.43)	(0.45)	(0.58)	(0.47)

Net asset value, end of year	$10.61	$10.63	$13.96	$12.49	$13.10

Total return	2.87%	(21.27)%	15.65%	(0.38)%	4.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$562,418	$609,927	$984,455	$1,135,477	$1,512,687
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	3.96%	3.15%	2.99%	3.23%	3.32%
Portfolio turnover rate[c]	7%	10%	4%	10%	3%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$13.58	$16.44	$13.60	$12.58	$13.78

Income from investment operations:
Net investment income[a]	0.34	0.37	0.29	0.24	0.28
Net realized and unrealized gain (loss)[b]	1.63	(2.94)	2.81	1.05	(1.01)

Total from investment operations	1.97	(2.57)	3.10	1.29	(0.73)

Less distributions from:
Net investment income	(0.40)	(0.29)	(0.26)	(0.27)	(0.47)

Total distributions	(0.40)	(0.29)	(0.26)	(0.27)	(0.47)

Net asset value, end of year	$15.15	$13.58	$16.44	$13.60	$12.58

Total return	15.02%	(15.79)%	23.24%	10.30%	(4.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,656,889	$3,276,410	$3,298,664	$2,641,997	$2,247,128
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.51%	2.36%	1.98%	1.80%	2.25%
Portfolio turnover rate[c]	27%	14%	11%	21%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 9%, 4%, 4%, 6% and 7%, respectively. See Note 4.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$65.01	$83.41	$67.73	$70.53	$66.27

Income from investment operations:
Net investment income[a]	2.05	1.66	1.67	1.84	1.76
Net realized and unrealized gain (loss)[b]	10.54	(17.98)	15.84	(2.75)	4.37

Total from investment operations	12.59	(16.32)	17.51	(0.91)	6.13

Less distributions from:
Net investment income	(1.66)	(2.08)	(1.83)	(1.89)	(1.87)

Total distributions	(1.66)	(2.08)	(1.83)	(1.89)	(1.87)

Net asset value, end of year	$75.94	$65.01	$83.41	$67.73	$70.53

Total return	19.87%	(19.92)%	26.18%	(1.65)%	9.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$448,075	$237,304	$571,370	$541,873	$595,968
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	3.08%	2.09%	2.24%	2.22%	2.66%
Portfolio turnover rate[c]	16%	13%	9%	24%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Hong Kong
Credit Suisse Securities (USA) LLC	$1,273,435	$1,273,435	$—
Deutsche Bank Securities Inc.	3,517,921	3,517,921	—
Goldman Sachs & Co.	7,497,652	7,497,652	—
HSBC Bank PLC	1,385,769	1,385,769	—
JPMorgan Clearing Corp.	3,175	3,175	—
Morgan Stanley & Co. LLC	16,605,656	16,605,656	—
State Street Bank & Trust Company	2,269,321	2,269,321	—

	$32,552,929	$32,552,929	$—

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Japan Small-Cap
Barclays Capital Inc.	$640,145	$640,145	$—
Citigroup Global Markets Inc.	436,669	436,669	—
Credit Suisse Securities (USA) LLC	534,474	534,474	—
Deutsche Bank Securities Inc.	166,268	166,268	—
Goldman Sachs & Co.	1,608,725	1,608,725	—
JPMorgan Clearing Corp.	816,089	816,089	—
Merrill Lynch, Pierce, Fenner & Smith	731,985	731,985	—
Mizuho Securities USA Inc.	5,793	5,793	—
Morgan Stanley & Co. LLC	806,155	806,155	—
Scotia Capital (USA) Inc.	32,130	32,130	—
State Street Bank & Trust Company	37,882	37,882	—
UBS Securities LLC	770,068	770,068	—

	$6,586,383	$6,586,383	$—

MSCI Malaysia
Morgan Stanley & Co. International PLC	$24,628,356	$24,628,356	$—

MSCI Pacific ex Japan
Citigroup Global Markets Inc.	$1,075,070	$1,075,070	$—
Credit Suisse Securities (USA) LLC	2,524,834	2,524,834	—
Deutsche Bank Securities Inc.	3,379,709	3,379,709	—
Goldman Sachs & Co.	1,888,064	1,888,064	—
Jefferies LLC	563,800	563,800	—
JPMorgan Clearing Corp.	60,511	60,511	—
Morgan Stanley & Co. LLC	22,329,479	22,329,479	—
State Street Bank & Trust Company	2,780,351	2,780,351	—
UBS Securities LLC	1,837,483	1,837,483	—

	$36,439,301	$36,439,301	$—

MSCI Singapore
Citigroup Global Markets Inc.	$1,361,443	$1,361,443	$—
Credit Suisse Securities (USA) LLC	479,985	479,985	—
Goldman Sachs & Co.	6,447,664	6,447,664	—
JPMorgan Clearing Corp.	10,778	10,778	—
Merrill Lynch, Pierce, Fenner & Smith	3,174,084	3,174,084	—
Morgan Stanley & Co. LLC	29,932,712	29,932,712	—
State Street Bank & Trust Company	5,832,097	5,832,097	—

	$47,238,763	$47,238,763	$—

MSCI Taiwan
Credit Suisse Securities (Europe) Ltd.	$29,287,565	$29,287,565	$—
Deutsche Bank AG	2,836,502	2,836,502	—
JP Morgan Securities PLC	274,027	274,027	—
Morgan Stanley & Co. International PLC	66,626,529	66,626,529	—
UBS Ltd.	9,299,069	9,299,069	—

	$108,323,692	$108,323,692	$—

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Thailand Capped
Citigroup Global Markets Inc.	$369,776	$369,776	$—
Credit Suisse Securities (USA) LLC	4,802,648	4,802,648	—
Deutsche Bank Securities Inc.	415,709	415,709	—
Goldman Sachs & Co.	2,166,705	2,166,705	—
JPMorgan Clearing Corp.	2,295,654	2,295,654	—
Morgan Stanley & Co. LLC	10,012,031	10,012,031	—
UBS Securities LLC	8,120,672	8,120,672	—

	$28,183,195	$28,183,195	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $111 billion
0.4287	[a]	Over $111 billion, up to and including $141 billion
0.4073	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion[a]
0.48	Over $24 billion, up to and including $32 billion[a]
0.45	Over $32 billion

[a]	Breakpoint level was added or amended effective July 1, 2016.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$148,282
MSCI Japan Small-Cap	76,901
MSCI Malaysia	171,876
MSCI Pacific ex Japan	172,753
MSCI Singapore	207,946
MSCI Taiwan	723,782
MSCI Thailand Capped	241,499

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2016, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan ETF in the amount of $106,025, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s statement of operations.

The iShares MSCI Taiwan ETF received a payment from BFA to compensate the Fund for losses incurred on trades that were executed due to the incorrect processing of a corporate action. The payment covers the transaction costs (commissions and fees), as well as the change in market value on the security between the date the corporate action was incorrectly processed and the date of the subsequent sale of the security. The payment is reported in the Fund’s statement of operations under “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$5,960,077	$975,662
MSCI Japan Small-Cap	1,674,663	4,023,117
MSCI Pacific ex Japan	5,835,895	1,183,338
MSCI Singapore	3,593,197	5,169,128
MSCI Taiwan	1,585,105	1,018,675

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$192,750,558	$231,007,659
MSCI Japan Small-Cap	21,876,439	21,793,240
MSCI Malaysia	262,598,652	202,108,146
MSCI Pacific ex Japan	168,198,686	124,059,414
MSCI Singapore	37,278,509	37,687,486
MSCI Taiwan	704,275,832	1,539,383,677
MSCI Thailand Capped	47,268,637	47,325,404

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$21,675,567	$1,194,551,156
MSCI Japan Small-Cap	44,721,141	50,893,772
MSCI Pacific ex Japan	381,943,057	197,030,842
MSCI Singapore	113,250,303	148,258,081
MSCI Thailand Capped	238,879,766	85,096,870

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts, in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
iShares MSCI Hong Kong ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$43,909

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

Liabilities
	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Variation margin /Net assets consist of – net unrealized appreciation (depreciation)[b]	$132,373	$370,603

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities for the iShares MSCI Taiwan ETF.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$2,176,995	$(12,392)	$6,183,260

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$(198,024)	$(292,072)	$(1,831,937)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2016:

	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Average value of contracts purchased	$12,127,778	$4,736,215	$19,163,570

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI Pacific ex Japan ETF invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the use of equalization, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Hong Kong	$(64,827,088)	$2,324	$64,824,764
MSCI Japan Small-Cap	1,884,671	621,478	(2,506,149)
MSCI Malaysia	189,140	(89,352)	(99,788)
MSCI Pacific ex Japan	(7,723,568)	1,482,001	6,241,567
MSCI Singapore	(17,733,455)	(52,727)	17,786,182
MSCI Taiwan	(16,734,578)	1,199,865	15,534,713
MSCI Thailand Capped	2,810,293	(46,963)	(2,763,330)

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Hong Kong
Ordinary income	$57,946,909	$74,964,011

MSCI Japan Small-Cap
Ordinary income	$3,054,464	$2,993,420

MSCI Malaysia
Ordinary income	$12,913,175	$15,389,546
Long-term capital gain	61,020,000	1,987,267

	$73,933,175	$17,376,813

MSCI Pacific ex Japan
Ordinary income	$80,779,861	$121,558,328

MSCI Singapore
Ordinary income	$16,842,459	$27,289,993

MSCI Taiwan
Ordinary income	$85,498,003	$61,969,914

MSCI Thailand Capped
Ordinary income	$7,604,719	$9,842,483

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Hong Kong	$5,722,325	$(400,842,062)	$(149,154,262)	$(83,071,998)	$(627,345,997)
MSCI Japan Small-Cap	2,646,522	(4,017,554)	(8,125,365)	(793,813)	(10,290,210)
MSCI Malaysia	8,680,775	—	108,908,442	(9,079,211)	108,510,006
MSCI Pacific ex Japan	28,210,824	(472,475,538)	(303,131,808)	(25,252,698)	(772,649,220)
MSCI Singapore	5,404,832	(213,537,624)	(145,750,222)	(12,807,910)	(366,690,924)
MSCI Taiwan	61,328,772	(937,888,078)	1,035,154,001	(127,316,559)	31,278,136
MSCI Thailand Capped	2,536,432	(16,877,534)	(36,705,603)	(22,594,713)	(73,641,418)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Hong Kong	$222,203,643	$29,235,556	$114,836,904	$34,565,959	$400,842,062
MSCI Japan Small-Cap	3,140,817	131,718	541,322	203,697	4,017,554
MSCI Pacific ex Japan	264,867,220	66,207,828	104,799,503	36,600,987	472,475,538
MSCI Singapore	53,847,762	15,680,510	132,420,824	11,588,528	213,537,624
MSCI Taiwan	211,790,962	343,375,145	363,052,013	19,669,958	937,888,078
MSCI Thailand Capped	12,695,752	555,444	2,321,428	1,304,910	16,877,534

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-four reverse stock split for the iShares MSCI Malaysia ETF (“EWM”) and a one-for-two reverse stock split for each of the iShares MSCI Singapore ETF (“EWS”) and iShares MSCI Taiwan ETF (“EWT”), effective after the close of trading on November 4, 2016. The impact of the stock splits will be to decrease the number of shares outstanding by a factor of four for EWM and a factor of two for EWS and EWT, while increasing the NAV per share by factors of four, two and two, respectively, resulting in no effect on the net assets of the Funds.

On August 12, 2016, the Board approved several changes for EWS and EWT. Effective on or around November 30, 2016, EWS will track a new underlying index, the MSCI Singapore 25/50 Index, and cease to track the MSCI Singapore Index. EWT will track a new underlying index, the MSCI Taiwan 25/50 Index, and cease to track the MSCI Taiwan Index. Concurrently, EWS and EWT will change their names to the iShares MSCI Singapore Capped ETF and iShares MSCI Taiwan Capped ETF, respectively.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$2,707,727
MSCI Pacific ex Japan	55,978,533
MSCI Thailand Capped	10,586,994

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$65,244,814	$—
MSCI Japan Small-Cap	3,494,378	346,165
MSCI Malaysia	8,677,285	—
MSCI Pacific ex Japan	90,429,601	1,618,242
MSCI Singapore	24,105,805	287,747
MSCI Taiwan	100,581,503	21,105,663
MSCI Thailand Capped	10,938,287	1,065,126

The iShares MSCI Malaysia ETF hereby designates $61,209,140 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2016.

TAX INFORMATION	81

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Hong Kong ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF and iShares MSCI Singapore ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	83

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Contract (Continued)

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Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

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In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

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shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Taiwan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Fund, regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant

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to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Thailand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge

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as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Fund, regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Hong Kong	$0.603635	$—	$—	$0.603635	100%	—%	—%		100%
MSCI Japan Small-Cap	0.854023	—	0.114093	0.968116	88	—	12		100
MSCI Malaysia	0.451993	2.400000	—	2.851993	16	84	—		100
MSCI Pacific ex Japan	1.492272	—	0.096340	1.588612	94	—	6		100
MSCI Singapore	0.238213	—	0.077220	0.315433	76	—	24		100
MSCI Taiwan	0.398551	—	0.000227	0.398778	100	—	0	[a]	100
MSCI Thailand Capped	1.662693	—	—	1.662693	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Hong Kong ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	57	4.12
Greater than 0.5% and Less than 1.0%	227	16.42
Between 0.5% and –0.5%	785	56.77
Less than –0.5% and Greater than –1.0%	170	12.29
Less than –1.0% and Greater than –1.5%	68	4.92
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small-Cap ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.22%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	40	2.89
Greater than 1.0% and Less than 1.5%	106	7.66
Greater than 0.5% and Less than 1.0%	232	16.78
Between 0.5% and –0.5%	635	45.92
Less than –0.5% and Greater than –1.0%	172	12.44
Less than –1.0% and Greater than –1.5%	88	6.36
Less than –1.5% and Greater than –2.0%	46	3.33
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	2	0.14

	1,383	100.00%

iShares MSCI Malaysia ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	28	2.02
Greater than 1.0% and Less than 1.5%	87	6.29
Greater than 0.5% and Less than 1.0%	214	15.48
Between 0.5% and –0.5%	693	50.12
Less than –0.5% and Greater than –1.0%	200	14.47
Less than –1.0% and Greater than –1.5%	70	5.06
Less than –1.5% and Greater than –2.0%	44	3.18
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Pacific ex Japan ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	19	1.37
Greater than 1.0% and Less than 1.5%	66	4.78
Greater than 0.5% and Less than 1.0%	197	14.25
Between 0.5% and –0.5%	811	58.65
Less than –0.5% and Greater than –1.0%	163	11.79
Less than –1.0% and Greater than –1.5%	64	4.63
Less than –1.5% and Greater than –2.0%	24	1.74
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

iShares MSCI Singapore ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.22%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	40	2.89
Greater than 0.5% and Less than 1.0%	182	13.16
Between 0.5% and –0.5%	925	66.88
Less than –0.5% and Greater than –1.0%	147	10.63
Less than –1.0% and Greater than –1.5%	40	2.89
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	4	0.29

	1,383	100.00%

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	5	0.36%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	81	5.86
Greater than 0.5% and Less than 1.0%	226	16.34
Between 0.5% and –0.5%	670	48.44
Less than –0.5% and Greater than –1.0%	190	13.74
Less than –1.0% and Greater than –1.5%	82	5.92
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	20	1.45
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

iShares MSCI Thailand Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.36%
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	102	7.38
Greater than 0.5% and Less than 1.0%	236	17.06
Between 0.5% and –0.5%	613	44.32
Less than –0.5% and Greater than –1.0%	209	15.12
Less than –1.0% and Greater than –1.5%	96	6.94
Less than –1.5% and Greater than –2.0%	32	2.31
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and the iShares MSCI Thailand Capped ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2015 is USD 402.36 thousand. This figure is comprised of fixed remuneration of USD 156.48 thousand and variable remuneration of USD 245.88 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 47.82 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 11.58 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2015 is USD 34.1 thousand. This figure is comprised of fixed remuneration of USD 13.26 thousand and variable remuneration of USD 20.84 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 4.05 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.98 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2015 is USD 34.94 thousand. This figure is comprised of fixed remuneration of USD 13.59 thousand and variable remuneration of USD 21.35 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 4.15 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.01 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2015 is USD 457.15 thousand. This figure is comprised of fixed remuneration of USD 177.78 thousand and variable remuneration of USD 279.36 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Taiwan ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 54.33 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.16 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2015 is USD 36.09 thousand. This figure is comprised of fixed remuneration of USD 14.04 thousand and variable remuneration of USD 22.05 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 4.29 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.04 thousand.

SUPPLEMENTAL INFORMATION	101

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	105

Notes:

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Brazil Capped ETF | EWZ | NYSE Arca
➢	iShares MSCI Chile Capped ETF | ECH | NYSE Arca
➢	iShares MSCI Colombia Capped ETF | ICOL | NYSE Arca
➢	iShares MSCI Israel Capped ETF | EIS | NYSE Arca
➢	iShares MSCI Russia Capped ETF | ERUS | NYSE Arca
➢	iShares MSCI South Africa ETF | EZA | NYSE Arca
➢	iShares MSCI Turkey ETF | TUR | NYSE Arca
➢	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	38.22%	37.27%	39.19%	38.22%	37.27%	39.19%
5 Years	(9.95)%	(10.10)%	(9.40)%	(40.78)%	(41.27)%	(38.97)%
10 Years	1.68%	1.58%	2.28%	18.17%	16.98%	25.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,636.20	$4.17	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

The iShares MSCI Brazil Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 38.22%, net of fees, while the total return for the Index was 39.19%.

Brazilian equities, as represented by the Index, advanced for the reporting period and outperformed broader global equity markets. The Brazilian real appreciated 10% relative to the U.S. dollar, making returns on Brazilian investments higher when translated back into U.S. dollars.

Brazilian stocks experienced volatile market conditions, declining for roughly the first half of the reporting period amid lower prices for oil and other commodities. Economic cooling in China, Brazil’s largest export partner, weighed on economic activity as Chinese demand for Brazil’s exports softened. A corruption scandal at a large Brazilian state-owned oil company and the impeachment of the Brazilian president also unsettled the economy and added to market volatility. Manufacturing production declined in July 2016, while unemployment climbed to 11.6%. Largely as a result of these weaknesses, Brazil’s economy contracted year over year through the second quarter of 2016, marking the ninth consecutive quarter of negative growth. Inflation, which ran at a 9% annual rate in August, limited the central bank’s ability to lower interest rates as a means to stimulate growth.

Despite these challenges, Brazilian equities produced gains, driven by a rebound in commodity prices late in the reporting period, signs of a stabilizing Chinese economy, and encouraging signals from the new government.

Within the Index, all sectors contributed positively to performance during the reporting period. The financials sector contributed significantly, supported by strength within the banking industry. Energy stocks benefited from the rebound in oil prices, and utilities were aided by a rebound in hydroelectric supply. The consumer discretionary, materials, and consumer staples sectors also made notable contributions to Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	34.62%
Consumer Staples	18.07
Energy	12.60
Materials	8.53
Utilities	6.90
Consumer Discretionary	5.55
Industrials	4.81
Information Technology	4.06
Telecommunication Services	2.66
Real Estate**	1.39
Health Care	0.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Itau Unibanco Holding SA (Preferred)	10.94%
Ambev SA	9.05
Banco Bradesco SA (Preferred)	8.16
Petroleo Brasileiro SA (Preferred)	4.94
Petroleo Brasileiro SA	4.22
Cielo SA	3.60
BRF SA	3.41
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3.39
Itausa-Investimentos Itau SA (Preferred)	3.19
Ultrapar Participacoes SA	2.84

TOTAL	53.74%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.17%	6.76%	8.48%	8.17%	6.76%	8.48%
5 Years	(9.87)%	(10.10)%	(9.46)%	(40.52)%	(41.27)%	(39.16)%
Since Inception	(1.70)%	(1.78)%	(1.16)%	(14.03)%	(14.61)%	(9.76)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.80	$3.36	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE CAPPED ETF

The iShares MSCI Chile Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 8.17%, net of fees, while the total return for the Index was 8.48%.

Chilean equities, as represented by the Index, advanced for the reporting period and performed in line with broader global equity markets. The Chilean peso appreciated 2% relative to the U.S. dollar during the reporting period, making returns on Chilean investments moderately higher when translated back into U.S. dollars.

As a major copper exporter, Chile’s economy continued to feel the brunt of lower copper prices during the reporting period. Industrial production and mining output declined year over year through July 2016, the latest period for which data was available. Similarly, manufacturing levels dropped considerably for the 12 months ended in July of 2016. Unemployment levels rose steadily in 2016, reaching the highest level in nearly five years at 7.1% in July 2016.

Against that backdrop, Chile’s economy grew at a 1.5% annual rate in the second quarter of 2016, its lowest rate since the third quarter of 2014. In response to the weak conditions, Chile’s government cut its estimates for 2016 growth and predicted the nation’s second largest fiscal deficit in 25 years. Despite the weak conditions, a rebound in commodity prices and growing copper demand from China late in the reporting period helped to support Chilean equities.

Within the Index, the financials sector contributed the most to returns during the reporting period. Within the sector, banks and real estate-related investments were sources of strength. Consumer staples, consumer discretionary, industrials, and materials stocks were all notable contributors to Index performance. Energy was the only sector to detract meaningfully from Index performance for the reporting period, reflecting a weakness in oil prices.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Utilities	28.30%
Financials**	17.48
Consumer Staples	13.71
Materials	10.14
Consumer Discretionary	9.88
Energy	7.27
Industrials	5.51
Telecommunication Services	2.98
Real Estate**	2.90
Information Technology	1.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

SACI Falabella	7.86%
Empresas COPEC SA	7.27
Cencosud SA	6.99
Banco Santander Chile	6.28
Enersis Americas SA	5.88
Sociedad Quimica y Minera de Chile SA Series B (Preferred)	4.54
Empresas CMPC SA	4.53
LATAM Airlines Group SA	4.49
Empresa Nacional de Electricidad SA/Chile	4.36
Banco de Chile	4.23

TOTAL	56.43%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI COLOMBIA CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.49%	11.38%	12.33%	12.49%	11.38%	12.33%
Since Inception	(16.66)%	(16.73)%	(16.34)%	(44.25)%	(44.39)%	(43.50)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,207.40	$3.38	$1,000.00	$1,022.10	$3.10	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

The iShares MSCI Colombia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 12.49%, net of fees, while the total return for the Index was 12.33%.

Colombian equities, as represented by the Index, rose during the reporting period. In addition, the Colombian peso appreciated 4% relative to the U.S. dollar, making returns on Colombian investments higher when translated back into U.S. dollars.

During the reporting period, Colombia’s economy continued to be affected by the poor pricing environment for oil and coal, the country’s leading exports. Although oil and coal prices actually improved in the final months of the reporting period, the considerable weakness in these commodities in recent years resulted in a drop in both Colombian exports and investment, and led the government to curb spending in order to reach its fiscal targets. The drop in commodity-related revenues detracted from economic growth. Year over year through the second quarter of 2016, Colombian gross domestic product advanced 2%, marking the weakest growth rate since 2009.

Despite the challenging economic conditions, inflation rose at the fastest pace in more than 15 years during the reporting period, ultimately rising 8.1% year over year through August 2016. In an effort to slow inflation, the Colombian central bank raised its benchmark interest rate a total of 3.25% during the course of the reporting period, from 4.50% to 7.75%.

The weak economic conditions were not reflected in the local stock market, which advanced during the reporting period largely as a reflection of investors’ apparent willingness to return to the relative risk of developing markets. Signs of stability in oil prices, combined with comparatively weak growth and low interest rates in the U.S. and other global economies, led foreign investors to Colombian equities.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials	41.91%
Materials	18.85
Utilities	10.05
Energy	9.98
Consumer Staples	9.84
Industrials	6.76
Telecommunication Services	2.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Bancolombia SA (Preferred)	12.61%
Grupo de Inversiones Suramericana SA	8.57
Ecopetrol SA	5.47
Grupo Nutresa SA	4.95
Banco Davivienda SA (Preferred)	4.89
Almacenes Exito SA	4.88
Grupo Argos SA/Colombia	4.85
Bancolombia SA	4.77
Interconexion Electrica SA ESP	4.74
Cemex Latam Holdings SA	4.73

TOTAL	60.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.23)%	0.01%	0.40%	(0.23)%	0.01%	0.40%
5 Years	3.81%	3.82%	4.06%	20.54%	20.64%	21.99%
Since Inception	2.21%	2.20%	2.70%	20.27%	20.19%	25.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.10	$3.30	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

The iShares MSCI Israel Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -0.23%, net of fees, while the total return for the Index was 0.40%.

Israeli equities, as represented by the Index, achieved a slightly positive return for the reporting period and lagged most international equity indexes. The Israeli shekel appreciated 4% relative to the U.S. dollar, making returns on Israeli investments more valuable when translated back into U.S. dollars.

Israel’s economy experienced moderate growth during the reporting period, expanding 2.9% year over year through the second quarter of 2016. Unemployment levels fell throughout the reporting period, reaching a record low of 4.7% in June of 2016. As unemployment levels declined, consumer spending rose, reaching a record high in the second quarter of 2016. A real estate boom continued throughout the reporting period, supported by low construction volumes, expansionary monetary policy, and a dearth of investment alternatives. However, tourism, a major portion of the Israeli economy, continued to struggle in the aftermath of the 2014 Israel-Gaza conflict. For the first half of 2016, hotel occupancy rates represented a 9% decline compared to the first half of 2014, before the Gaza conflict.

Within the Index, the financials sector contributed the most to performance during the reporting period, reflecting strength within the banking and real estate industries. The information technology sector also contributed to Index performance, as financing deals among high-technology companies accelerated. Telecommunications, industrials, consumer staples, and energy stocks also contributed to returns during the reporting period. On the other side of the spectrum, the healthcare sector detracted the most from Index performance due to weakness among pharmaceuticals companies. The materials sector also detracted meaningfully during the reporting period, reflecting the price declines in oil and commodities.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	26.08%
Health Care	23.94
Financials**	17.12
Real Estate**	9.19
Telecommunication Services	5.62
Industrials	5.31
Materials	5.02
Energy	4.10
Consumer Staples	2.04
Consumer Discretionary	1.15
Utilities	0.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Teva Pharmaceutical Industries Ltd.	22.20%
Check Point Software Technologies Ltd.	7.92
Mobileye NV	6.76
Bank Hapoalim BM	5.01
Bank Leumi le-Israel BM	4.51
Bezeq The Israeli Telecommunication Corp. Ltd.	3.73
Nice Ltd.	3.73
Elbit Systems Ltd.	2.21
Israel Chemicals Ltd.	2.12
Frutarom Industries Ltd.	2.02

TOTAL	60.21%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI RUSSIA CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.62%	10.92%	17.01%	15.62%	10.92%	17.01%
5 Years	(8.29)%	(8.27)%	(7.63)%	(35.12)%	(35.05)%	(32.75)%
Since Inception	(6.90)%	(6.97)%	(6.30)%	(33.98)%	(34.30)%	(31.46)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,244.10	$3.55	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI RUSSIA CAPPED ETF

The iShares MSCI Russia Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 15.62%, net of fees, while the total return for the Index was 17.01%.

Russian equities, as represented by the Index, advanced for the reporting period and outperformed broader global equity markets.

Russia’s economy remained in recession during the reporting period. Ongoing sanctions placed on Russia after its 2014 conflict in Ukraine limited investment into Russia and cut Russian companies off from access to finance from Europe and the U.S. Because Russia relies on oil and energy products for more than 60% of its exports, its economy is disproportionately affected by oil and commodities prices. The energy price decline in the first half of the reporting period drove many economic indicators lower, and a subsequent rebound in oil prices led to more positive economic activity late in the reporting period. In January of 2016, industrial production contracted for its twelfth consecutive month and export levels declined to a multi-year low before both improved for much of the remainder of the reporting period. Annual gross domestic product contracted for its sixth consecutive quarter in the second quarter of 2016, but the decline was less than in previous quarters. Despite weak economic conditions, Russia’s stock market gained, largely due to the climb in oil prices late in the reporting period.

Within the Index, the financials sector contributed significantly to returns during the reporting period, reflecting strength within the banking industry. The energy sector, which represented 48% of the Index on average during the reporting period, contributed as oil prices recovered. The telecommunications, utilities, and materials sectors were other sources of strength. On the other side of the spectrum, the consumer staples sector detracted from Index performance.

Special Notes: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Energy	47.78%
Financials	21.79
Materials	13.75
Telecommunication Services	8.63
Consumer Staples	5.20
Utilities	2.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Gazprom PJSC	9.06%
Lukoil PJSC	8.14
Sberbank of Russia PJSC	7.99
Gazprom PJSC ADR	5.71
Sberbank of Russia PJSC ADR	5.62
Magnit PJSC GDR	5.20
Novatek OJSC GDR	4.49
Tatneft PJSC Class S	4.48
MMC Norilsk Nickel PJSC	4.47
Alrosa PJSC	3.86

TOTAL	59.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.64)%	(4.17)%	(3.03)%	(3.64)%	(4.17)%	(3.03)%
5 Years	(2.25)%	(2.29)%	(1.62)%	(10.78)%	(10.94)%	(7.85)%
10 Years	4.15%	3.99%	4.97%	50.15%	47.88%	62.38%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,199.20	$3.48	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -3.64%, net of fees, while the total return for the Index was -3.03%.

South African equities, as represented by the Index, declined for the reporting period and lagged broader global equity markets. The South African rand depreciated 11% relative to the U.S. dollar, making returns on South African investments lower when translated back into U.S. dollars.

South Africa struggled with poor growth for much of the reporting period before the economy rebounded to expand at a 3.3% annual rate in the second quarter of 2016. High energy costs and labor strikes weighed on growth, while low commodity prices continued to impact the country’s mining industry. Unemployment remained high, reaching 26.6% in the second quarter of 2016. As credit rating agencies threatened to downgrade South Africa debt to junk status, South Africa’s finance minister announced measures to address the problems, including government spending cuts, a freeze on civil service jobs, and tax increases, largely on tobacco, alcohol, fuel, and property sales. In the final months of the reporting period, rising commodity prices contributed to improved mining activity, rising export levels, and higher gross domestic product growth.

Sector performance was mixed for the reporting period. Reflecting the challenges the country’s banks faced, the financials sector detracted meaningfully from Index performance for the reporting period. The telecommunications and energy sectors were other notable detractors from Index performance. On the other side of the spectrum, consumer discretionary, the largest sector in the Index at 34% of assets on average during the reporting period, contributed meaningfully to returns. Materials companies also made a notable contribution, benefiting from the increased mining activity late in the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	36.85%
Financials**	22.37
Materials	8.37
Consumer Staples	8.30
Telecommunication Services	6.69
Real Estate**	6.16
Energy	5.37
Health Care	4.70
Industrials	1.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Naspers Ltd. Class N	24.95%
Steinhoff International Holdings NV Class H	6.39
Sasol Ltd.	5.07
MTN Group Ltd.	4.90
Standard Bank Group Ltd.	4.23
FirstRand Ltd.	3.64
Aspen Pharmacare Holdings Ltd.	2.99
Remgro Ltd.	2.98
AngloGold Ashanti Ltd.	2.44
Bid Corp. Ltd.	2.26

TOTAL	59.85%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.98%	1.47%	2.08%	1.98%	1.47%	2.08%
5 Years	(2.37)%	(3.15)%	(2.01)%	(11.32)%	(14.77)%	(9.64)%
Since Inception	(1.14)%	(1.21)%	(0.78)%	(9.25)%	(9.73)%	(6.41)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.90	$3.21	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY ETF

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 1.98%, net of fees, while the total return for the Index was 2.08%.

Turkish equities, as represented by the Index, advanced for the reporting period but underperformed broader equity markets. The Turkish lira depreciated 2% relative to the U.S. dollar. As a result, returns on Turkish investments were modestly lower when translated back into U.S. dollars.

The Turkish economy grew moderately during the reporting period. While growth domestic product growth was positive, it was supported largely by household spending and public expenditure, while contributions from export demand and fixed investment were low. Business confidence levels remained weak.

In July 2016, military officers attempted a coup against the Turkish government. Although the government prevailed, the lira and stock market both immediately sank as investors sold off Turkish equities on the largest scale since 2008. Markets recovered as Turkey’s central bank took steps to restore investor confidence by maintaining efficient functioning in financial markets. In response to the coup attempt, the government suspended or detained 50,000 government workers and closed dozens of media outlets.

Within the Index, sector performance was mixed. The financials sector advanced modestly during the reporting period. Because the sector was the largest weighting, representing 43% of the Index on average during the reporting period, it was the most significant contributor to Index performance. The consumer discretionary and materials sectors also contributed to Index performance. On the other side of the spectrum, the energy sector detracted the most from Index performance, reflecting generally poor oil prices during the reporting period. The telecommunications and industrials sectors were other notable detractors.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	39.90%
Consumer Staples	13.44
Industrials	12.34
Materials	9.03
Consumer Discretionary	8.44
Telecommunication Services	6.92
Energy	4.38
Real Estate**	4.24
Utilities	1.11
Health Care	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Turkiye Garanti Bankasi AS	10.65%
Akbank TAS	10.40
BIM Birlesik Magazalar AS	6.51
Turkcell Iletisim Hizmetleri AS	5.28
Haci Omer Sabanci Holding AS	5.07
KOC Holding AS	4.92
Turkiye Is Bankasi Class C	4.58
Tupras Turkiye Petrol Rafinerileri AS	4.38
Eregli Demir ve Celik Fabrikalari TAS	3.76
Turkiye Halk Bankasi AS	3.35

TOTAL	58.90%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA EQUAL WEIGHTED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.54%	10.57%	10.69%	10.54%	10.57%	10.69%
5 Years	14.15%	14.15%	14.32%	93.78%	93.85%	95.27%
Since Inception	12.34%	12.34%	12.53%	108.81%	108.81%	110.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,166.40	$0.82	$1,000.00	$1,024.40	$0.76	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 22 for more information.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 10.54%, net of fees, while the total return for the Index was 10.69%.

Equal-weighted U.S. large- and mid-capitalization stocks, as represented by the Index, delivered positive results for the reporting period, outperforming the capitalization-weighted MSCI USA Index.

The pace of U.S. economic growth slowed during the reporting period, with the U.S. economy expanding at just a 1.2% annual rate in the second quarter of 2016. Although the unemployment rate declined and consumer spending rose during the reporting period, other areas of the economy weakened: industrial production contracted for the 12 months ended in July 2016; and the services sector, as measured by the ISM Non-Manufacturing PMI index, fell in August 2016 to its lowest level since February 2010. In response to these mixed conditions, the Fed, which had been expected to enact a series of interest rate increases, raised its benchmark rate only once, in December 2015. The 0.25% increase was the first in more than nine years.

Nevertheless, the U.S. economy’s modest growth compared favorably to that of many other countries around the globe. That relative economic strength, combined with the Fed’s decision to maintain accommodative monetary policy, drove equity market gains during the reporting period.

Within the Index, the information technology sector was the largest contributor to performance during the reporting period, led by the semiconductor and software industries. Financials stocks contributed meaningfully to returns, reflecting strength in real estate investment trusts and insurance companies. Other notable contributions to Index performance came from the industrials, consumer staples, utilities, and materials sectors. No single sector detracted from Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	16.65%
Information Technology	14.89
Financials**	13.68
Industrials	11.90
Health Care	11.62
Consumer Staples	6.68
Energy	6.56
Real Estate**	6.05
Materials	5.37
Utilities	5.30
Telecommunication Services	1.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

CF Industries Holdings Inc.	0.18%
United Continental Holdings Inc.	0.18
Autodesk Inc.	0.17
Mosaic Co. (The)	0.17
Seagate Technology PLC	0.17
MetLife Inc.	0.17
Wells Fargo & Co.	0.17
Capital One Financial Corp.	0.17
PNC Financial Services Group Inc. (The)	0.17
Twitter Inc.	0.17

TOTAL	1.72%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 62.00%

AEROSPACE & DEFENSE — 1.02%
Embraer SA	9,006,732	$39,911,704

		39,911,704
BANKS — 5.13%
Banco Bradesco SA	9,775,470	87,966,534
Banco do Brasil SA	10,091,197	72,427,696
Banco Santander Brasil SA Units	5,658,200	39,683,337

		200,077,567
BEVERAGES — 9.03%
Ambev SA	59,312,360	351,971,114

		351,971,114
CAPITAL MARKETS — 4.45%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	23,807,100	131,852,669
CETIP SA – Mercados Organizados	3,080,403	41,627,067

		173,479,736
CONTAINERS & PACKAGING — 0.91%
Klabin SA Units	6,775,020	35,616,099

		35,616,099
DIVERSIFIED CONSUMER SERVICES — 1.99%
Kroton Educacional SA	18,166,764	77,525,309

		77,525,309
ELECTRIC UTILITIES — 2.34%
CPFL Energia SA	3,781,253	27,186,014
EDP – Energias do Brasil SA	5,676,000	25,099,511
Equatorial Energia SA	1,663,500	26,013,729
Transmissora Alianca de Energia Eletrica SA Units	1,783,600	12,795,943

		91,095,197
FOOD & STAPLES RETAILING — 1.53%
Raia Drogasil SA	3,235,500	59,711,374

		59,711,374
FOOD PRODUCTS — 4.99%
BRF SA	7,965,050	132,635,891
JBS SA	10,513,422	40,638,807
M. Dias Branco SA	570,800	21,357,783

		194,632,481
HEALTH CARE PROVIDERS & SERVICES — 0.81%
Odontoprev SA	2,631,300	10,374,505
Qualicorp SA	3,027,800	21,235,235

		31,609,740

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.98%
AES Tiete Energia SA	1,622,900	$8,380,985
Engie Brasil Energia SA	2,479,000	29,897,025

		38,278,010
INSURANCE — 2.71%
BB Seguridade Participacoes SA	8,205,800	73,968,418
Porto Seguro SA	1,887,400	16,079,495
Sul America SA	3,121,750	15,764,171

		105,812,084
IT SERVICES — 3.59%
Cielo SA	13,462,355	139,835,644

		139,835,644
MACHINERY — 1.06%
WEG SA	8,048,460	41,140,777

		41,140,777
METALS & MINING — 2.53%
Cia. Siderurgica Nacional SAa	10,964,154	29,158,181
Vale SA	13,255,300	69,436,818

		98,594,999
MULTILINE RETAIL — 2.23%
Lojas Americanas SA	3,670,260	15,855,505
Lojas Renner SA	8,977,700	71,154,200

		87,009,705
OIL, GAS & CONSUMABLE FUELS — 7.63%
Cosan SA Industria e Comercio	1,995,790	23,217,768
Petroleo Brasileiro SAa	35,996,144	164,074,204
Ultrapar Participacoes SA	4,797,800	110,427,440

		297,719,412
PAPER & FOREST PRODUCTS — 0.84%
Duratex SA	3,189,011	8,569,641
Fibria Celulose SA	3,546,226	24,136,445

		32,706,086
PERSONAL PRODUCTS — 1.71%
Hypermarcas SA	5,178,300	41,794,060
Natura Cosmeticos SA	2,590,500	24,961,339

		66,755,399
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.39%
BR Malls Participacoes SAa	8,123,920	31,000,425
Multiplan Empreendimentos Imobiliarios SA	1,280,100	23,082,018

		54,082,443

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2016

Security	Shares	Value
ROAD & RAIL — 1.09%
Localiza Rent A Car SA	2,287,240	$28,510,930
Rumo Logistica Operadora Multimodal SAa	6,209,700	13,825,790

		42,336,720
SOFTWARE — 0.46%
TOTVS SA	1,944,000	18,034,510

		18,034,510
TRANSPORTATION INFRASTRUCTURE — 1.63%
CCR SA	12,057,300	63,608,615

		63,608,615
WATER UTILITIES — 1.17%
Cia. de Saneamento Basico do Estado de Sao Paulo	5,033,000	45,741,811

		45,741,811
WIRELESS TELECOMMUNICATION SERVICES — 0.78%
TIM Participacoes SA	11,845,990	30,441,022

		30,441,022

TOTAL COMMON STOCKS
(Cost: $1,642,761,641)		2,417,727,558

PREFERRED STOCKS — 37.68%

BANKS — 22.22%
Banco Bradesco SA	35,302,635	317,241,194
Itau Unibanco Holding SA	38,354,862	425,203,106
Itausa-Investimentos Itau SA	46,598,197	123,923,710

		866,368,010
CHEMICALS — 0.51%
Braskem SA Class A	2,676,536	19,955,249

		19,955,249
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.87%
Telefonica Brasil SA	4,840,974	72,888,559

		72,888,559
ELECTRIC UTILITIES — 2.08%
Centrais Eletricas Brasileiras SA Class B	4,014,451	35,380,003
Cia. Energetica de Minas Gerais	10,456,290	28,292,577
Cia. Paranaense de Energia Class B	1,712,000	17,449,292

		81,121,872
FOOD & STAPLES RETAILING — 0.76%
Cia. Brasileira de Distribuicao	1,893,364	29,485,377

		29,485,377

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.30%
Cia. Energetica de Sao Paulo Class B	2,839,470	$11,845,028

		11,845,028
METALS & MINING — 3.28%
Gerdau SA	12,250,646	34,397,880
Vale SA	20,917,900	93,599,485

		127,997,365
MULTILINE RETAIL — 1.31%
Lojas Americanas SA	8,573,427	50,982,437

		50,982,437
OIL, GAS & CONSUMABLE FUELS — 4.92%
Petroleo Brasileiro SA	48,336,078	192,070,815

		192,070,815
PAPER & FOREST PRODUCTS — 0.43%
Suzano Papel e Celulose SA Class A	5,343,100	16,853,120

		16,853,120

TOTAL PREFERRED STOCKS
(Cost: $1,006,921,235)		1,469,567,832

RIGHTS — 0.00%

ELECTRIC UTILITIES — 0.00%
AES Tiete Energia SAa	51,384	65,624

		65,624

TOTAL RIGHTS
(Cost: $0)		65,624

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	1,839,027	1,839,027

		1,839,027

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,839,027)		1,839,027

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 99.73%
(Cost: $2,651,521,903)[d]	$3,889,200,041
Other Assets, Less Liabilities — 0.27%	10,429,508

NET ASSETS — 100.00%	$3,899,629,549

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $3,228,788,109. Net unrealized appreciation was $660,411,932, of which $1,269,057,573 represented gross unrealized appreciation on securities and $608,645,641 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,417,727,558	$—	$—	$2,417,727,558
Preferred stocks	1,469,567,832	—	—	1,469,567,832
Rights	65,624	—	—	65,624
Money market funds	1,839,027	—	—	1,839,027

Total	$3,889,200,041	$—	$—	$3,889,200,041

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 93.36%

AIRLINES — 4.49%
LATAM Airlines Group SAa	1,842,308	$14,690,865

		14,690,865
BANKS — 16.55%
Banco de Chile	124,696,666	13,842,123
Banco de Credito e Inversiones	245,762	10,886,032
Banco Santander Chile	389,262,103	20,521,581
Itau CorpBanca	1,032,047,010	8,905,449

		54,155,185
BEVERAGES — 4.74%
Cia. Cervecerias Unidas SA	974,644	10,330,899
Vina Concha y Toro SA	3,108,427	5,173,996

		15,504,895
CONSTRUCTION & ENGINEERING — 0.70%
SalfaCorp SA	3,058,817	2,297,898

		2,297,898
DIVERSIFIED FINANCIAL SERVICES — 0.91%
Inversiones La Construccion SA	280,766	2,969,450

		2,969,450
ELECTRIC UTILITIES — 11.47%
Enersis Americas SA	115,633,372	19,213,181
Enersis Chile SA	112,774,899	12,100,111
Engie Energia Chile SA	3,651,663	6,207,311

		37,520,603
FOOD & STAPLES RETAILING — 6.98%
Cencosud SA	7,759,499	22,833,419

		22,833,419
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 12.29%
AES Gener SA	17,218,322	6,908,837
Colbun SA	51,742,099	10,887,578
Empresa Nacional de Electricidad SA/Chile	19,059,717	14,266,432
Endesa Americas SA	18,211,643	8,156,985

		40,219,832
IT SERVICES — 1.82%
SONDA SA	3,332,230	5,970,605

		5,970,605
MARINE — 0.31%
Cia. Sud Americana de Vapores SAa	66,319,834	1,031,607

		1,031,607

Security	Shares	Value
METALS & MINING — 1.07%
CAP SA	699,725	$3,507,901

		3,507,901
MULTILINE RETAIL — 8.99%
Ripley Corp. SA	6,185,635	3,746,752
SACI Falabella	3,595,108	25,687,059

		29,433,811
OIL, GAS & CONSUMABLE FUELS — 7.26%
Empresas COPEC SA	2,704,032	23,752,687

		23,752,687
PAPER & FOREST PRODUCTS — 4.53%
Empresas CMPC SA	7,429,900	14,814,272

		14,814,272
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.90%
Parque Arauco SA	4,208,247	9,486,656

		9,486,656
TEXTILES, APPAREL & LUXURY GOODS — 0.87%
Forus SA	793,802	2,852,697

		2,852,697
WATER UTILITIES — 4.50%
Aguas Andinas SA Series A	16,771,099	10,077,531
Inversiones Aguas Metropolitanas SA	2,689,174	4,661,531

		14,739,062
WIRELESS TELECOMMUNICATION SERVICES — 2.98%
Empresa Nacional de Telecomunicaciones SAa	1,028,543	9,748,796

		9,748,796

TOTAL COMMON STOCKS
(Cost: $262,854,178)		305,530,241

PREFERRED STOCKS — 6.51%

BEVERAGES — 1.98%
Embotelladora Andina SA Class B	1,805,761	6,484,067

		6,484,067
CHEMICALS — 4.53%
Sociedad Quimica y Minera de Chile SA Series B	578,910	14,827,491

		14,827,491

TOTAL PREFERRED STOCKS
(Cost: $15,474,850)		21,311,558

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	345,371	$345,371

		345,371

TOTAL SHORT-TERM INVESTMENTS
(Cost: $345,371)		345,371

TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $278,674,399)[d]		327,187,170
Other Assets, Less Liabilities — 0.02%		57,062

NET ASSETS — 100.00%		$327,244,232

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $322,883,753. Net unrealized appreciation was $4,303,417, of which $53,729,430 represented gross unrealized appreciation on securities and $49,426,013 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$305,530,241	$—	$—	$305,530,241
Preferred stocks	21,311,558	—	—	21,311,558
Money market funds	345,371	—	—	345,371

Total	$327,187,170	$—	$—	$327,187,170

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 69.50%

BANKS — 6.19%
Banco de Bogota SA	6,422	$131,579
Bancolombia SA	89,976	816,358
Grupo Aval Acciones y Valores SA	265,684	112,433

		1,060,370
CAPITAL MARKETS — 1.96%
Bolsa de Valores de Colombia	51,918,750	335,720

		335,720
CONSTRUCTION & ENGINEERING — 2.40%
Construcciones El Condor SA	447,772	183,426
Constructora Conconcreto SA	600,000	228,519

		411,945
CONSTRUCTION MATERIALS — 14.04%
Cementos Argos SA	191,698	765,806
Cemex Latam Holdings SAa	179,608	809,932
Grupo Argos SA/Colombia	124,332	830,059

		2,405,797
DIVERSIFIED FINANCIAL SERVICES — 10.55%
Corp. Financiera Colombiana SA	25,766	339,848
Grupo de Inversiones Suramericana SA	112,164	1,467,268

		1,807,116
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.62%
Empresa de Telecomunicaciones de Bogota	2,205,372	447,973

		447,973
ELECTRIC UTILITIES — 5.64%
Celsia SA ESP	114,218	155,059
Interconexion Electrica SA ESP	242,268	811,989

		967,048
FOOD & STAPLES RETAILING — 4.88%
Almacenes Exito SA	169,208	836,359

		836,359
FOOD PRODUCTS — 4.95%
Grupo Nutresa SA	95,966	848,613

		848,613
GAS UTILITIES — 4.40%
Empresa de Energia de Bogota SA ESP	1,203,228	753,596

		753,596

Security	Shares	Value
METALS & MINING — 1.90%
Mineros SA	409,786	$326,020

		326,020
OIL, GAS & CONSUMABLE FUELS — 9.97%
Canacol Energy Ltd.[a]	243,360	771,600
Ecopetrol SAa	2,097,602	937,380

		1,708,980

TOTAL COMMON STOCKS
(Cost: $10,937,843)		11,909,537

PREFERRED STOCKS — 30.45%

AIRLINES — 4.35%
Avianca Holdings SA	868,114	746,499

		746,499
BANKS — 20.64%
Banco Davivienda SA	84,786	837,584
Bancolombia SA	219,206	2,159,555
Grupo Aval Acciones y Valores SA	1,275,300	539,686

		3,536,825
CONSTRUCTION MATERIALS — 2.90%
Cementos Argos SA	49,114	186,560
Grupo Argos SA/Colombia	48,438	309,932

		496,492
DIVERSIFIED FINANCIAL SERVICES — 2.56%
Grupo de Inversiones Suramericana SA	33,956	439,136

		439,136

TOTAL PREFERRED STOCKS
(Cost: $4,694,649)		5,218,952

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	10,146	10,146

		10,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,146)		10,146

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $15,642,638)[d]	$17,138,635
Other Assets, Less Liabilities — (0.01)%	(2,421)

NET ASSETS — 100.00%	$17,136,214

[a]	Non-income earning security.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $20,972,127. Net unrealized depreciation was $3,833,492, of which $1,642,862 represented gross unrealized appreciation on securities and $5,476,354 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$11,909,537	$—	$—	$11,909,537
Preferred stocks	5,218,952	—	—	5,218,952
Money market funds	10,146	—	—	10,146

Total	$17,138,635	$—	$—	$17,138,635

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.72%

AEROSPACE & DEFENSE — 2.20%
Elbit Systems Ltd.	21,305	$2,068,069

		2,068,069
AIRLINES — 0.10%
El Al Israel Airlines	111,422	93,076

		93,076
BANKS — 13.82%
Bank Hapoalim BM	874,191	4,681,949
Bank Leumi le-Israel BMa	1,128,130	4,216,862
First International Bank of Israel Ltd.[b]	52,555	658,526
Israel Discount Bank Ltd. Class Aa	994,255	1,792,516
Mizrahi Tefahot Bank Ltd.	134,089	1,614,591

		12,964,444
BUILDING PRODUCTS — 0.88%
Caesarstone Ltd.[a]	20,897	821,670

		821,670
CHEMICALS — 5.00%
Frutarom Industries Ltd.	35,796	1,886,864
Israel Chemicals Ltd.	468,236	1,980,458
Israel Corp. Ltd. (The)[b]	4,493	825,471

		4,692,793
COMMUNICATIONS EQUIPMENT — 1.47%
Ituran Location and Control Ltd.[b]	27,696	686,861
Radware Ltd.[a]	51,309	695,237

		1,382,098
CONSTRUCTION & ENGINEERING — 1.67%
Electra Ltd./Israel	3,647	519,836
Shapir Engineering and Industry Ltd.	237,916	464,216
Shikun & Binui Ltd.[b]	337,745	584,180

		1,568,232
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.23%
B Communications Ltd.	19,254	470,757
Bezeq The Israeli Telecommunication Corp. Ltd.	1,743,302	3,493,655

		3,964,412
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.26%
Orbotech Ltd.[a]	41,296	1,180,240

		1,180,240

Security	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.78%
REIT 1 Ltd.	227,206	$732,758

		732,758
FOOD & STAPLES RETAILING — 1.13%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	12,824	508,505
Shufersal Ltd.	143,059	550,249

		1,058,754
FOOD PRODUCTS — 0.91%
Strauss Group Ltd.[b]	53,504	848,913

		848,913
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.43%
Kenon Holdings Ltd./Singapore[a,b]	38,077	402,628

		402,628
INSURANCE — 3.25%
Clal Insurance Enterprises Holdings Ltd.[a]	45,196	481,489
Harel Insurance Investments & Financial Services Ltd.	169,017	610,326
IDI Insurance Co. Ltd.	11,278	540,519
Menora Mivtachim Holdings Ltd.[a]	60,946	481,562
Migdal Insurance & Financial Holding Ltd.[a,b]	795,422	487,617
Phoenix Holdings Ltd. (The)[a]	175,035	447,390

		3,048,903
INTERNET SOFTWARE & SERVICES — 1.27%
Wix.com Ltd.[a,b]	28,501	1,191,912

		1,191,912
IT SERVICES — 0.65%
Formula Systems 1985 Ltd.	2,387	97,112
Matrix IT Ltd.[b]	70,135	510,784

		607,896
MACHINERY — 0.45%
Kornit Digital Ltd.[a]	37,052	417,946

		417,946
OIL, GAS & CONSUMABLE FUELS — 4.08%
Delek Group Ltd.	4,749	1,008,465
Jerusalem Oil Exploration[a]	13,448	604,367
Naphtha Israel Petroleum Corp. Ltd.[a]	78,331	469,422
Oil Refineries Ltd.[a,b]	1,743,949	645,420

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2016

Security	Shares	Value
Paz Oil Co. Ltd.	6,788	$1,103,565

		3,831,239
PHARMACEUTICALS — 23.87%
Neuroderm Ltd.[a]	26,669	435,772
Taro Pharmaceutical Industries Ltd.[a,b]	9,414	1,191,812
Teva Pharmaceutical Industries Ltd.	409,755	20,764,776

		22,392,360
REAL ESTATE MANAGEMENT & DEVELOPMENT — 8.38%
Africa Israel Properties Ltd.	27,693	497,798
Airport City Ltd.[a]	74,057	806,569
Alony Hetz Properties & Investments Ltd.	109,926	1,000,793
Amot Investments Ltd.	160,143	716,290
Azrieli Group Ltd.	39,926	1,741,489
Bayside Land Corp.	1,340	533,471
Blue Square Real Estate Ltd.	2,227	93,605
Gazit-Globe Ltd.[b]	106,248	1,101,001
Melisron Ltd.	21,170	897,633
Norstar Holdings Inc.[b]	25,298	468,129

		7,856,778
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.36%
Tower Semiconductor Ltd.[a]	81,626	1,275,249

		1,275,249
SOFTWARE — 20.00%
Check Point Software Technologies Ltd.[a,b]	96,493	7,404,873
CyberArk Software Ltd.[a]	17,730	936,144
Mobileye NVa,b	129,391	6,325,926
Nice Ltd.	51,169	3,488,503
Sapiens International Corp. NV	44,319	601,722

		18,757,168
SPECIALTY RETAIL — 0.59%
Delek Automotive Systems Ltd.	63,987	557,350

		557,350
TEXTILES, APPAREL & LUXURY GOODS — 0.56%
Delta-Galil Industries Ltd.[b]	18,584	520,746

		520,746

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.38%
Cellcom Israel Ltd.[a]	81,822	$613,635
Partner Communications Co. Ltd.[a]	142,595	677,382

		1,291,017

TOTAL COMMON STOCKS
(Cost: $103,956,381)		93,526,651

SHORT-TERM INVESTMENTS — 14.36%

MONEY MARKET FUNDS — 14.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	13,438,272	13,438,272
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	31,046	31,046

		13,469,318

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,469,318)		13,469,318

TOTAL INVESTMENTS IN SECURITIES — 114.08%
(Cost: $117,425,699)[f]		106,995,969
Other Assets, Less Liabilities — (14.08)%		(13,203,406)

NET ASSETS — 100.00%		$93,792,563

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $119,264,484. Net unrealized depreciation was $12,268,515, of which $4,627,464 represented gross unrealized appreciation on securities and $16,895,979 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$93,526,651	$—	$—	$93,526,651
Money market funds	13,469,318	—	—	13,469,318

Total	$106,995,969	$—	$—	$106,995,969

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI RUSSIA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 93.63%

BANKS — 18.11%
Sberbank of Russia PJSC	11,591,520	$25,433,312
Sberbank of Russia PJSC ADR	1,951,264	17,893,091
VTB Bank PJSC	7,767,195,000	8,094,976
VTB Bank PJSC GDR[a]	3,160,706	6,463,644

		57,885,023
CAPITAL MARKETS — 3.61%
Moscow Exchange MICEX-RTS PJSC	5,936,170	11,534,843

		11,534,843
CHEMICALS — 2.01%
PhosAgro PJSC GDR[a]	480,682	6,441,139

		6,441,139
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.19%
Rostelecom PJSC	5,581,400	7,006,806

		7,006,806
ELECTRIC UTILITIES — 2.84%
RusHydro PJSC	746,060,000	9,074,775

		9,074,775
FOOD & STAPLES RETAILING — 5.18%
Magnit PJSC GDR[a]	419,836	16,558,332

		16,558,332
METALS & MINING — 11.69%
Alrosa PJSC	10,639,800	12,308,413
MMC Norilsk Nickel PJSC	96,807	14,252,337
Severstal PJSC	926,295	10,792,186

		37,352,936
OIL, GAS & CONSUMABLE FUELS — 41.59%
Gazprom PJSC	13,975,517	28,852,542
Gazprom PJSC ADR	4,496,667	18,189,018
Lukoil PJSC	578,302	25,931,436
Lukoil PJSC ADR	216,573	9,713,299
Novatek OJSC GDR[a]	132,736	14,308,941
Rosneft PJSC	1,363,360	7,194,193
Rosneft PJSC GDR[a]	1,328,983	6,943,936
Surgutneftegas OJSC	8,108,600	3,880,414
Surgutneftegas OJSC ADR	777,377	3,664,555
Tatneft PJSC Class S	2,911,585	14,256,596

		132,934,930
WIRELESS TELECOMMUNICATION SERVICES — 6.41%
MegaFon PJSC GDR[a]	604,440	6,135,066
Mobile TeleSystems PJSC ADR	1,259,816	10,242,304

Security	Shares	Value
Sistema PJSC FC GDR[a]	484,705	$4,115,146

		20,492,516

TOTAL COMMON STOCKS
(Cost: $365,779,042)		299,281,300

PREFERRED STOCKS — 6.02%

OIL, GAS & CONSUMABLE FUELS — 6.02%
Surgutneftegas OJSC	15,332,200	7,719,774
Transneft PJSC	4,863	11,528,159

		19,247,933

TOTAL PREFERRED STOCKS
(Cost: $21,508,011)		19,247,933

SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	749,898	749,898

		749,898

TOTAL SHORT-TERM INVESTMENTS
(Cost: $749,898)		749,898

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $388,036,951)[d]		319,279,131
Other Assets, Less Liabilities — 0.11%		349,421

NET ASSETS — 100.00%		$319,628,552

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $415,025,767. Net unrealized depreciation was $95,746,636, of which $9,572,843 represented gross unrealized appreciation on securities and $105,319,479 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI RUSSIA CAPPED ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$299,281,300	$—	$—	$299,281,300
Preferred stocks	19,247,933	—	—	19,247,933
Money market funds	749,898	—	—	749,898

Total	$319,279,131	$—	$—	$319,279,131

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.82%

BANKS — 7.39%
African Bank Investments Ltd.[a,b]	2,626,522	$1,785
Barclays Africa Group Ltd.	621,535	6,289,630
Capitec Bank Holdings Ltd.[b]	59,384	2,351,201
Nedbank Group Ltd.	300,472	4,217,266
Standard Bank Group Ltd.	1,897,816	17,172,261

		30,032,143
CAPITAL MARKETS — 1.99%
Brait SEa	518,413	4,104,560
Coronation Fund Managers Ltd.	362,901	1,720,026
Investec Ltd.	387,413	2,260,105

		8,084,691
DISTRIBUTORS — 0.63%
Imperial Holdings Ltd.	240,743	2,580,508

		2,580,508
DIVERSIFIED FINANCIAL SERVICES — 8.08%
FirstRand Ltd.	4,935,168	14,781,204
PSG Group Ltd.	135,754	1,733,950
Remgro Ltd.	705,454	12,067,964
RMB Holdings Ltd.	1,069,766	4,267,679

		32,850,797
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.39%
Telkom SA SOC Ltd.	386,577	1,597,366

		1,597,366
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.19%
Fortress Income Fund Ltd.	1,117,692	2,587,209
Fortress Income Fund Ltd. Class A	1,403,906	1,567,619
Growthpoint Properties Ltd.	3,063,969	5,295,361
Hyprop Investments Ltd.	372,468	3,254,315
Redefine Properties Ltd.	6,586,694	4,933,032
Resilient REIT Ltd.	433,264	3,474,557

		21,112,093
FOOD & STAPLES RETAILING — 6.22%
Bid Corp. Ltd.[a]	499,458	9,164,896
Massmart Holdings Ltd.	175,112	1,540,099
Pick n Pay Stores Ltd.[b]	538,846	2,698,597
Shoprite Holdings Ltd.	640,620	8,206,853
SPAR Group Ltd. (The)	282,016	3,679,932

		25,290,377

Security	Shares	Value
FOOD PRODUCTS — 2.06%
Pioneer Foods Group Ltd.	187,581	$2,167,218
Tiger Brands Ltd.	239,390	6,207,091

		8,374,309
HEALTH CARE PROVIDERS & SERVICES — 1.71%
Life Healthcare Group Holdings Ltd.	1,410,962	3,691,823
Netcare Ltd.	1,455,657	3,249,820

		6,941,643
HOTELS, RESTAURANTS & LEISURE — 0.28%
Tsogo Sun Holdings Ltd.	541,695	1,119,899

		1,119,899
HOUSEHOLD DURABLES — 6.38%
Steinhoff International Holdings NV Class H	4,326,512	25,939,989

		25,939,989
INDUSTRIAL CONGLOMERATES — 1.19%
Bidvest Group Ltd. (The)	467,218	4,826,452

		4,826,452
INSURANCE — 4.87%
Discovery Ltd.	522,134	4,252,542
Liberty Holdings Ltd.	185,918	1,424,885
MMI Holdings Ltd./South Africa	1,587,895	2,434,589
Rand Merchant Investment Holdings Ltd.	982,756	2,791,816
Sanlam Ltd.	2,097,011	8,904,439

		19,808,271
MEDIA — 24.91%
Naspers Ltd. Class N	619,142	101,239,667

		101,239,667
METALS & MINING — 6.46%
Anglo American Platinum Ltd.[a]	79,172	2,127,033
AngloGold Ashanti Ltd.[a]	606,043	9,876,003
Gold Fields Ltd.	1,230,031	6,278,829
Impala Platinum Holdings Ltd.[a]	949,271	3,642,469
Sibanye Gold Ltd.	1,117,988	4,333,166

		26,257,500
MULTILINE RETAIL — 1.96%
Woolworths Holdings Ltd./South Africa	1,456,938	7,984,660

		7,984,660

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2016

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 5.36%
Exxaro Resources Ltd.[b]	236,397	$1,208,642
Sasol Ltd.	817,323	20,561,180

		21,769,822
PAPER & FOREST PRODUCTS — 1.89%
Mondi Ltd.	180,481	3,642,946
Sappi Ltd.[a]	822,670	4,048,453

		7,691,399
PHARMACEUTICALS — 2.99%
Aspen Pharmacare Holdings Ltd.	507,677	12,144,929

		12,144,929
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.96%
New Europe Property Investments PLC	350,644	3,895,316

		3,895,316
SPECIALTY RETAIL — 2.62%
Foschini Group Ltd. (The)	308,804	2,743,194
Mr. Price Group Ltd.	366,051	4,589,149
Truworths International Ltd.	636,838	3,295,822

		10,628,165
WIRELESS TELECOMMUNICATION SERVICES — 6.29%
MTN Group Ltd.	2,435,468	19,895,356
Vodacom Group Ltd.	545,453	5,669,110

		25,564,466

TOTAL COMMON STOCKS
(Cost: $532,271,180)		405,734,462

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.94%

MONEY MARKET FUNDS — 0.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	3,684,420	$3,684,420
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	122,367	122,367

		3,806,787

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,806,787)		3,806,787

TOTAL INVESTMENTS IN SECURITIES — 100.76%
(Cost: $536,077,967)[f]		409,541,249
Other Assets, Less Liabilities — (0.76)%		(3,098,238)

NET ASSETS — 100.00%		$406,443,011

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $556,561,010. Net unrealized depreciation was $147,019,761, of which $20,219,873 represented gross unrealized appreciation on securities and $167,239,634 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$405,732,677	$—	$1,785	$405,734,462
Money market funds	3,806,787	—	—	3,806,787

Total	$409,539,464	$—	$1,785	$409,541,249

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TURKEY ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.90%

AIRLINES — 1.98%
Pegasus Hava Tasimaciligi ASa,b	234,998	$961,720
Turk Hava Yollari AOa,b	3,630,812	6,331,314

		7,293,034
AUTO COMPONENTS — 0.31%
EGE Endustri VE Ticaret ASb	7,342	526,006
Goodyear Lastikleri TAS[b]	531,783	605,626

		1,131,632
AUTOMOBILES — 3.00%
Ford Otomotiv Sanayi AS	460,785	4,995,432
Tofas Turk Otomobil Fabrikasi AS	820,703	6,035,111

		11,030,543
BANKS — 33.87%
Akbank TAS	14,470,659	38,241,544
Albaraka Turk Katilim Bankasi AS	1,772,723	754,835
Sekerbank TAS[a,b]	1,546,938	606,417
Turkiye Garanti Bankasi AS	15,194,195	39,178,030
Turkiye Halk Bankasi AS	4,110,977	12,336,682
Turkiye Is Bankasi Class C	10,359,600	16,839,470
Turkiye Sinai Kalkinma Bankasi AS	5,383,894	2,474,433
Turkiye Vakiflar Bankasi Tao Class Db	4,933,173	7,251,969
Yapi ve Kredi Bankasi ASa,b	5,718,612	7,034,486

		124,717,866
BEVERAGES — 3.99%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,363,101	8,452,875
Coca-Cola Icecek AS	501,035	6,258,070

		14,710,945
BUILDING PRODUCTS — 0.49%
Trakya Cam Sanayii ASb	2,137,042	1,812,705

		1,812,705
CAPITAL MARKETS — 0.21%
Verusa Holding AS	163,471	772,304

		772,304
CHEMICALS — 2.68%
Gubre Fabrikalari TAS[b]	548,212	955,958
Petkim Petrokimya Holding AS	4,431,800	6,874,375
Soda Sanayii AS	1,477,276	2,046,849

		9,877,182

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 0.74%
Tekfen Holding AS	1,093,170	$2,711,591

		2,711,591
CONSTRUCTION MATERIALS — 1.23%
Adana Cimento Sanayii TAS Class A	352,347	732,295
Akcansa Cimento ASb	314,241	1,420,886
Cimsa Cimento Sanayi VE Ticaret AS	354,763	1,815,117
Konya Cimento Sanayii ASb	6,490	564,758

		4,533,056
CONTAINERS & PACKAGING — 0.14%
Anadolu Cam Sanayii ASa	739,225	529,606

		529,606
DISTRIBUTORS — 0.34%
Dogus Otomotiv Servis ve Ticaret ASb	361,105	1,241,066

		1,241,066
DIVERSIFIED FINANCIAL SERVICES — 5.06%
Haci Omer Sabanci Holding AS	6,039,406	18,633,969

		18,633,969
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.64%
Turk Telekomunikasyon AS	2,987,361	6,027,017

		6,027,017
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.23%
Dogus Gayrimenkul Yatirim Ortakligi ASa,b	453,105	571,147
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,497,390	12,290,022
Is Gayrimenkul Yatirim Ortakligi ASb	2,790,394	1,518,210
Torunlar Gayrimenkul Yatirim Ortakligi AS	820,703	1,212,015

		15,591,394
FOOD & STAPLES RETAILING — 7.05%
BIM Birlesik Magazalar AS	1,397,851	23,950,203
Bizim Toptan Satis Magazalari AS	133,586	603,125
Migros Ticaret ASa,b	233,766	1,390,383

		25,943,711
FOOD PRODUCTS — 2.10%
Pinar SUT Mamulleri Sanayii AS	119,743	598,897
Ulker Biskuvi Sanayi AS	1,012,289	7,122,388

		7,721,285

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2016

Security	Shares	Value
GAS UTILITIES — 0.50%
Aygaz ASb	492,416	$1,848,786

		1,848,786
HEALTH CARE PROVIDERS & SERVICES — 0.20%
Selcuk Ecza Deposu Ticaret ve Sanayi AS	815,454	735,785

		735,785
HOTELS, RESTAURANTS & LEISURE — 0.52%
NET Holding ASa,b	1,801,077	1,911,183

		1,911,183
HOUSEHOLD DURABLES — 3.39%
Arcelik AS	1,555,624	11,123,992
Vestel Elektronik Sanayi ve Ticaret ASa,b	550,630	1,352,804

		12,476,796
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.61%
Akenerji Elektrik Uretim ASa,b	1,456,802	462,774
Aksa Enerji Uretim ASa,b	1,022,809	850,296
Zorlu Enerji Elektrik Uretim ASa,b	1,723,543	943,577

		2,256,647
INDUSTRIAL CONGLOMERATES — 7.44%
Alarko Holding ASb	522,451	575,577
Dogan Sirketler Grubu Holding ASa,b	6,872,646	2,113,517
Enka Insaat ve Sanayi AS	1	2
KOC Holding AS	4,170,010	18,094,330
Turkiye Sise ve Cam Fabrikalari AS	4,710,842	5,444,588
Yazicilar Holding ASb	262,639	1,173,359

		27,401,373
INSURANCE — 0.72%
Anadolu Anonim Turk Sigorta Sirketi[a,b]	1,168,886	667,573
Anadolu Hayat Emeklilik ASb	564,638	973,152
AvivaSA Emeklilik ve Hayat ASb	154,938	994,837

		2,635,562
MACHINERY — 0.54%
Otokar Otomotiv Ve Savunma Sanayi ASb	55,142	1,995,778

		1,995,778

Security	Shares	Value
MEDIA — 0.50%
Besiktas Futbol Yatirimlari Sanayi ve Ticaret ASa,b	787,701	$1,054,137
Fenerbahce Futbol ASa,b	66,019	796,485

		1,850,622
METALS & MINING — 4.96%
Borusan Mannesmann Boru Sanayi ve Ticaret ASb	279,197	846,337
Eregli Demir ve Celik Fabrikalari TAS	9,208,609	13,848,235
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	4,610,431	2,181,273
Koza Altin Isletmeleri ASa,b	300,363	1,403,812

		18,279,657
OIL, GAS & CONSUMABLE FUELS — 4.38%
Tupras Turkiye Petrol Rafinerileri AS	823,571	16,114,616

		16,114,616
PERSONAL PRODUCTS — 0.29%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret ASb	899,782	1,058,173

		1,058,173
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Aksa Akrilik Kimya Sanayii AS	485,839	1,393,928

		1,393,928
TRANSPORTATION INFRASTRUCTURE — 1.14%
TAV Havalimanlari Holding AS	1,073,326	4,185,794

		4,185,794
WIRELESS TELECOMMUNICATION SERVICES — 5.27%
Turkcell Iletisim Hizmetleri ASa	5,788,267	19,423,977

		19,423,977

TOTAL COMMON STOCKS
(Cost: $568,124,827)		367,847,583

SHORT-TERM INVESTMENTS — 10.02%

MONEY MARKET FUNDS — 10.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	36,614,575	36,614,575

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2016

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	284,911	$284,911

		36,899,486

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,899,486)		36,899,486

TOTAL INVESTMENTS IN SECURITIES — 109.92%
(Cost: $605,024,313)[f]		404,747,069
Other Assets, Less Liabilities — (9.92)%		(36,522,568)

NET ASSETS — 100.00%		$368,224,501

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $616,966,904. Net unrealized depreciation was $212,219,835, of which $2,610,962 represented gross unrealized appreciation on securities and $214,830,797 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$367,847,583	$—	$—	$367,847,583
Money market funds	36,899,486	—	—	36,899,486

Total	$404,747,069	$—	$—	$404,747,069

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 1.94%
B/E Aerospace Inc.	2,399	$121,269
Boeing Co. (The)	902	116,764
General Dynamics Corp.	786	119,645
Honeywell International Inc.	1,036	120,912
L-3 Communications Holdings Inc.	809	120,395
Lockheed Martin Corp.	483	117,355
Northrop Grumman Corp.	562	119,183
Raytheon Co.	854	119,671
Rockwell Collins Inc.	1,421	118,923
Textron Inc.	2,935	119,895
TransDigm Group Inc.[a]	422	120,350
United Technologies Corp.	1,114	118,563

		1,432,925
AIR FREIGHT & LOGISTICS — 0.65%
CH Robinson Worldwide Inc.	1,742	120,930
Expeditors International of Washington Inc.	2,350	119,027
FedEx Corp.	725	119,574
United Parcel Service Inc. Class B	1,107	120,907

		480,438
AIRLINES — 0.66%
American Airlines Group Inc.	3,267	118,592
Delta Air Lines Inc.	3,290	120,907
Southwest Airlines Co.	3,270	120,598
United Continental Holdings Inc.[a]	2,539	127,991

		488,088
AUTO COMPONENTS — 0.99%
Autoliv Inc.	1,138	120,833
BorgWarner Inc.	3,553	122,188
Delphi Automotive PLC	1,748	123,514
Goodyear Tire & Rubber Co. (The)	4,143	121,597
Johnson Controls Inc.	2,720	119,353
Lear Corp.	1,039	120,825

		728,310
AUTOMOBILES — 0.65%
Ford Motor Co.	9,621	121,225
General Motors Co.	3,804	121,424
Harley-Davidson Inc.	2,253	118,733
Tesla Motors Inc.[a,b]	543	115,121

		476,503

Security	Shares	Value
BANKS — 3.19%
Bank of America Corp.	7,751	$125,101
BB&T Corp.	3,175	122,237
CIT Group Inc.	3,338	123,105
Citigroup Inc.	2,568	122,596
Citizens Financial Group Inc.	5,075	125,708
Comerica Inc.	2,604	123,143
Fifth Third Bancorp.	6,145	123,883
First Republic Bank/CA	1,617	124,444
Huntington Bancshares Inc./OH	12,497	125,095
JPMorgan Chase & Co.	1,816	122,580
KeyCorp	9,785	122,900
M&T Bank Corp.	1,030	121,880
People’s United Financial Inc.	7,588	123,305
PNC Financial Services Group Inc. (The)[c]	1,397	125,870
Regions Financial Corp.	12,432	123,947
Signature Bank/New York NYa	1,021	124,572
SunTrust Banks Inc.	2,808	123,749
U.S. Bancorp.	2,764	122,031
Wells Fargo & Co.	2,480	125,984

		2,352,130
BEVERAGES — 1.13%
Brown-Forman Corp. Class B	2,354	114,287
Coca-Cola Co. (The)	2,747	119,302
Constellation Brands Inc. Class A	720	118,116
Dr Pepper Snapple Group Inc.	1,283	120,217
Molson Coors Brewing Co. Class B	1,188	121,556
Monster Beverage Corp.[a]	762	117,264
PepsiCo Inc.	1,112	118,706

		829,448
BIOTECHNOLOGY — 2.26%
AbbVie Inc.	1,854	118,842
Alexion Pharmaceuticals Inc.[a]	929	116,924
Alkermes PLC[a]	2,716	118,879
Alnylam Pharmaceuticals Inc.[a]	1,730	120,841
Amgen Inc.	705	119,892
Biogen Inc.[a]	391	119,501
BioMarin Pharmaceutical Inc.[a]	1,263	118,583
Celgene Corp.[a]	1,112	118,695
Gilead Sciences Inc.	1,498	117,413
Incyte Corp.[a]	1,498	121,488
Medivation Inc.[a]	1,495	120,437
Regeneron Pharmaceuticals Inc.[a,b]	300	117,765
United Therapeutics Corp.[a,b]	982	120,079

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
Vertex Pharmaceuticals Inc.[a]	1,245	$117,665

		1,667,004
BUILDING PRODUCTS — 0.49%
AO Smith Corp.	1,256	121,179
Fortune Brands Home & Security Inc.	1,889	120,065
Masco Corp.	3,402	120,703

		361,947
CAPITAL MARKETS — 3.83%
Affiliated Managers Group Inc.[a]	855	121,453
Ameriprise Financial Inc.	1,242	125,541
Bank of New York Mellon Corp. (The)	2,960	123,343
BlackRock Inc.[c]	326	121,536
Charles Schwab Corp. (The)	3,935	123,795
CME Group Inc.	1,136	123,086
E*TRADE Financial Corp.[a]	4,703	124,065
Eaton Vance Corp. NVS	3,033	121,411
Franklin Resources Inc.	3,331	121,582
Goldman Sachs Group Inc. (The)	729	123,536
Intercontinental Exchange Inc.	433	122,115
Invesco Ltd.	3,903	121,735
Moody’s Corp.	1,135	123,363
Morgan Stanley	3,874	124,200
MSCI Inc.	1,353	121,932
Nasdaq Inc.	1,699	120,986
Northern Trust Corp.	1,743	123,038
Raymond James Financial Inc.	2,129	123,844
S&P Global Inc.	991	122,428
SEI Investments Co.	2,597	119,722
State Street Corp.	1,738	122,077
T Rowe Price Group Inc.	1,746	121,417
TD Ameritrade Holding Corp.	3,774	124,033

		2,820,238
CHEMICALS — 3.27%
Air Products & Chemicals Inc.	777	120,917
Albemarle Corp.	1,463	116,996
Ashland Inc.	1,033	120,944
Axalta Coating Systems Ltd.[a]	4,248	121,578
Celanese Corp. Series A	1,818	117,134
CF Industries Holdings Inc.	4,951	128,726
Dow Chemical Co. (The)	2,221	119,134
Eastman Chemical Co.	1,771	120,233
Ecolab Inc.	977	120,220
EI du Pont de Nemours & Co.	1,708	118,877
FMC Corp.	2,543	119,368

Security	Shares	Value
International Flavors & Fragrances Inc.	866	$120,010
LyondellBasell Industries NV Class A	1,520	119,913
Monsanto Co.	1,131	120,452
Mosaic Co. (The)	4,209	126,565
PPG Industries Inc.	1,124	119,009
Praxair Inc.	975	118,989
Sherwin-Williams Co. (The)	419	118,874
Valspar Corp. (The)	1,136	119,746
WR Grace & Co.	1,526	119,226

		2,406,911
COMMERCIAL SERVICES & SUPPLIES — 0.97%
Cintas Corp.	1,034	121,505
Republic Services Inc.	2,346	118,520
Stericycle Inc.[a]	1,416	121,748
Tyco International PLC	2,719	118,766
Waste Connections Inc.[a]	1,549	118,390
Waste Management Inc.	1,840	117,650

		716,579
COMMUNICATIONS EQUIPMENT — 0.97%
Cisco Systems Inc.	3,834	120,541
F5 Networks Inc.[a]	965	118,435
Harris Corp.	1,325	123,199
Juniper Networks Inc.	5,127	118,331
Motorola Solutions Inc.	1,567	120,643
Palo Alto Networks Inc.[a]	855	113,860

		715,009
CONSTRUCTION & ENGINEERING — 0.32%
Fluor Corp.	2,269	117,761
Jacobs Engineering Group Inc.[a]	2,207	116,287

		234,048
CONSTRUCTION MATERIALS — 0.32%
Martin Marietta Materials Inc.	633	115,858
Vulcan Materials Co.	1,029	117,172

		233,030
CONSUMER FINANCE — 1.00%
Ally Financial Inc.	6,077	121,783
American Express Co.	1,846	121,061
Capital One Financial Corp.	1,759	125,944
Discover Financial Services	2,068	124,080
Navient Corp.	8,360	120,217
Synchrony Financial	4,442	123,621

		736,706

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
CONTAINERS & PACKAGING — 1.14%
Avery Dennison Corp.	1,545	$119,645
Ball Corp.	1,503	119,022
Crown Holdings Inc.[a]	2,244	121,692
International Paper Co.	2,479	120,207
Packaging Corp. of America	1,525	119,911
Sealed Air Corp.	2,516	118,579
WestRock Co.	2,549	122,097

		841,153
DISTRIBUTORS — 0.32%
Genuine Parts Co.	1,152	118,449
LKQ Corp.[a]	3,345	120,721

		239,170
DIVERSIFIED CONSUMER SERVICES — 0.14%
H&R Block Inc.	4,903	106,199

		106,199
DIVERSIFIED FINANCIAL SERVICES — 0.50%
Berkshire Hathaway Inc. Class Ba	807	121,445
Leucadia National Corp.	6,399	122,541
Voya Financial Inc.	4,233	123,773

		367,759
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.97%
AT&T Inc.	2,921	119,411
CenturyLink Inc.	4,116	114,425
Frontier Communications Corp.	25,967	119,448
Level 3 Communications Inc.[a]	2,427	120,452
SBA Communications Corp. Class Aa	1,060	120,999
Verizon Communications Inc.	2,274	118,998

		713,733
ELECTRIC UTILITIES — 2.57%
Alliant Energy Corp.	3,086	117,114
American Electric Power Co. Inc.	1,820	117,517
Duke Energy Corp.	1,479	117,817
Edison International	1,641	119,333
Entergy Corp.	1,527	119,411
Eversource Energy	2,171	117,169
Exelon Corp.	3,476	118,184
FirstEnergy Corp.	3,643	119,235
NextEra Energy Inc.	971	117,433
OGE Energy Corp.	3,853	119,944
PG&E Corp.	1,891	117,129
Pinnacle West Capital Corp.	1,564	117,363
PPL Corp.	3,397	118,148
Southern Co. (The)	2,313	118,726

Security	Shares	Value
Westar Energy Inc.	2,206	$121,198
Xcel Energy Inc.	2,840	117,462

		1,893,183
ELECTRICAL EQUIPMENT — 0.97%
Acuity Brands Inc.	442	121,603
AMETEK Inc.	2,410	117,488
Eaton Corp. PLC	1,780	118,441
Emerson Electric Co.	2,218	116,844
Rockwell Automation Inc.	1,028	119,176
Sensata Technologies Holding NVa	3,102	118,124

		711,676
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.47%
Amphenol Corp. Class A	1,964	122,377
Arrow Electronics Inc.[a]	1,826	120,206
Avnet Inc.	2,873	119,747
CDW Corp./DE	2,676	119,483
Corning Inc.	5,290	120,030
Flextronics International Ltd.[a]	9,310	123,264
FLIR Systems Inc.	3,851	118,726
TE Connectivity Ltd.	1,894	120,401
Trimble Navigation Ltd.[a]	4,374	119,848

		1,084,082
ENERGY EQUIPMENT & SERVICES — 1.26%
Baker Hughes Inc.	2,323	114,129
Core Laboratories NV	1,030	115,134
FMC Technologies Inc.[a]	4,234	119,399
Halliburton Co.	2,696	115,955
Helmerich & Payne Inc.	1,916	115,841
National Oilwell Varco Inc.	3,408	114,304
Schlumberger Ltd.	1,484	117,236
Weatherford International PLC[a]	21,734	118,885

		930,883
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.83%
Alexandria Real Estate Equities Inc.	1,108	121,980
American Capital Agency Corp.	4,818	93,036
American Tower Corp.	1,050	119,049
Annaly Capital Management Inc.	10,956	117,339
AvalonBay Communities Inc.	685	119,882
Boston Properties Inc.	854	119,671
Brixmor Property Group Inc.	4,236	120,980
Camden Property Trust	1,397	122,615
Crown Castle International Corp.	1,270	120,358
Digital Realty Trust Inc.[b]	1,190	117,917

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
Duke Realty Corp.	4,298	$120,860
Equinix Inc.	330	121,654
Equity Residential	1,829	118,647
Essex Property Trust Inc.	532	120,817
Extra Space Storage Inc.	1,494	120,342
Federal Realty Investment Trust	752	119,568
General Growth Properties Inc.	4,083	118,979
HCP Inc.	3,031	119,209
Host Hotels & Resorts Inc.	6,614	117,861
Iron Mountain Inc.[b]	3,133	120,339
Kimco Realty Corp.	4,022	120,861
Liberty Property Trust	2,961	122,082
Macerich Co. (The)	1,452	118,904
Mid-America Apartment Communities Inc.	1,271	119,461
Prologis Inc.[b]	2,250	119,498
Public Storage	536	120,032
Realty Income Corp.	1,815	119,300
Regency Centers Corp.	1,502	120,971
Simon Property Group Inc.	557	120,017
SL Green Realty Corp.	1,039	122,311
UDR Inc.	3,323	120,226
Ventas Inc.	1,632	118,597
VEREIT Inc.	11,491	120,081
Vornado Realty Trust	1,183	122,216
Welltower Inc.	1,558	119,576
Weyerhaeuser Co.	3,804	121,157

		4,296,393
FOOD & STAPLES RETAILING — 1.30%
Costco Wholesale Corp.	728	118,001
CVS Health Corp.	1,290	120,486
Kroger Co. (The)	3,662	117,147
Rite Aid Corp.[a]	16,060	120,932
Sysco Corp.	2,287	118,604
Wal-Mart Stores Inc.	1,699	121,377
Walgreens Boots Alliance Inc.	1,496	120,742
Whole Foods Market Inc.	3,870	117,571

		954,860
FOOD PRODUCTS — 2.61%
Archer-Daniels-Midland Co.	2,819	123,359
Bunge Ltd.	1,922	122,816
Campbell Soup Co.	1,963	119,193
ConAgra Foods Inc.	2,604	121,372
General Mills Inc.	1,695	120,040
Hershey Co. (The)	1,081	107,981

Security	Shares	Value
Hormel Foods Corp.	3,122	$119,448
Ingredion Inc.	888	121,621
JM Smucker Co. (The)	851	120,663
Kellogg Co.	1,449	119,122
Kraft Heinz Co. (The)	1,351	120,901
McCormick & Co. Inc./MD	1,185	120,823
Mead Johnson Nutrition Co.	1,441	122,586
Mondelez International Inc. Class A	2,785	125,381
Tyson Foods Inc. Class A	1,590	120,156
WhiteWave Foods Co. (The)[a]	2,172	120,394

		1,925,856
GAS UTILITIES — 0.32%
Atmos Energy Corp.	1,609	118,583
UGI Corp.	2,626	119,431

		238,014
HEALTH CARE EQUIPMENT & SUPPLIES — 2.95%
Abbott Laboratories	2,800	117,656
Baxter International Inc.	2,547	119,021
Becton Dickinson and Co.	689	122,098
Boston Scientific Corp.[a]	5,047	120,219
Cooper Companies Inc. (The)	653	121,406
CR Bard Inc.	562	124,112
Danaher Corp.	1,490	121,301
DENTSPLY SIRONA Inc.	1,974	121,322
Edwards Lifesciences Corp.[a]	1,054	121,379
Hologic Inc.[a]	3,122	119,947
IDEXX Laboratories Inc.[a]	1,092	123,047
Intuitive Surgical Inc.[a]	175	120,123
Medtronic PLC	1,413	122,973
ResMed Inc.	1,753	116,908
St. Jude Medical Inc.	1,542	120,153
Stryker Corp.	1,059	122,484
Varian Medical Systems Inc.[a,b]	1,268	121,893
Zimmer Biomet Holdings Inc.	936	121,315

		2,177,357
HEALTH CARE PROVIDERS & SERVICES — 3.12%
Aetna Inc.	1,021	119,580
AmerisourceBergen Corp.	1,403	122,019
Anthem Inc.	944	118,076
Cardinal Health Inc.	1,512	120,461
Centene Corp.[a]	1,772	121,010
Cigna Corp.	927	118,897
DaVita HealthCare Partners Inc.[a]	1,868	120,729
Envision Healthcare Holdings Inc.[a]	5,779	124,017
Express Scripts Holding Co.[a]	1,672	121,554

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
HCA Holdings Inc.[a]	1,599	$120,804
Henry Schein Inc.[a]	746	122,187
Humana Inc.	677	120,987
Laboratory Corp. of America Holdings[a]	886	121,320
McKesson Corp.	660	121,849
MEDNAX Inc.[a]	1,904	125,226
Patterson Companies Inc.	2,609	120,014
Quest Diagnostics Inc.	1,454	120,420
UnitedHealth Group Inc.	874	118,908
Universal Health Services Inc. Class B	999	120,410

		2,298,468
HEALTH CARE TECHNOLOGY — 0.33%
Cerner Corp.[a]	1,861	120,109
IMS Health Holdings Inc.[a]	4,117	122,769

		242,878
HOTELS, RESTAURANTS & LEISURE — 2.76%
Aramark	3,203	121,490
Carnival Corp.	2,542	121,508
Chipotle Mexican Grill Inc.[a,b]	293	121,223
Darden Restaurants Inc.	1,904	117,363
Domino’s Pizza Inc.	799	119,506
Hilton Worldwide Holdings Inc.	4,957	118,324
Las Vegas Sands Corp.	2,383	119,650
Marriott International Inc./MD Class A	1,643	117,195
McDonald’s Corp.	1,048	121,212
MGM Resorts International[a]	5,071	121,146
Norwegian Cruise Line Holdings Ltd.[a]	3,316	119,011
Royal Caribbean Cruises Ltd.	1,714	121,883
Starbucks Corp.	2,101	118,139
Starwood Hotels & Resorts Worldwide Inc.	1,525	118,126
Wyndham Worldwide Corp.	1,698	120,201
Wynn Resorts Ltd.[b]	1,337	119,421
Yum! Brands Inc.	1,334	121,007

		2,036,405
HOUSEHOLD DURABLES — 1.62%
DR Horton Inc.	3,677	117,885
Garmin Ltd.	2,375	116,565
Harman International Industries Inc.	1,403	118,820
Leggett & Platt Inc.	2,298	120,599
Lennar Corp. Class A	2,542	120,236
Mohawk Industries Inc.[a]	573	121,923
Newell Brands Inc.	2,234	118,581

Security	Shares	Value
PulteGroup Inc.	5,562	$118,860
Toll Brothers Inc.[a]	3,840	119,385
Whirlpool Corp.	670	119,689

		1,192,543
HOUSEHOLD PRODUCTS — 0.82%
Church & Dwight Co. Inc.	1,213	120,596
Clorox Co. (The)	923	120,950
Colgate-Palmolive Co.	1,608	119,539
Kimberly-Clark Corp.	942	120,633
Procter & Gamble Co. (The)	1,365	119,178

		600,896
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.49%
AES Corp./VA	9,907	119,577
Calpine Corp.[a]	9,659	120,544
NRG Energy Inc.	9,714	117,637

		357,758
INDUSTRIAL CONGLOMERATES — 0.49%
3M Co.	668	119,732
General Electric Co.	3,844	120,087
Roper Technologies Inc.	684	121,444

		361,263
INSURANCE — 4.68%
Aflac Inc.	1,653	122,620
Alleghany Corp.[a]	166	89,009
Allstate Corp. (The)	1,765	121,714
American International Group Inc.	2,052	122,771
Aon PLC	1,090	121,371
Arch Capital Group Ltd.[a]	1,522	123,191
Arthur J Gallagher & Co.	2,454	121,252
Assurant Inc.	1,369	122,594
Axis Capital Holdings Ltd.	2,153	122,441
Chubb Ltd.	952	120,837
Cincinnati Financial Corp.	1,560	120,292
Everest Re Group Ltd.	496	95,916
FNF Group	3,216	121,211
Hartford Financial Services Group Inc. (The)	2,993	122,923
Lincoln National Corp.	2,584	124,110
Loews Corp.	2,875	120,348
Markel Corp.[a]	130	121,044
Marsh & McLennan Companies Inc.	1,789	120,990
MetLife Inc.	2,904	126,034
Principal Financial Group Inc.	2,500	122,675

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
Progressive Corp. (The)	3,711	$120,830
Prudential Financial Inc.	1,552	123,198
RenaissanceRe Holdings Ltd.	759	90,852
Torchmark Corp.	1,893	122,439
Travelers Companies Inc. (The)	1,019	120,965
Unum Group	3,467	123,460
Willis Towers Watson PLC	982	121,778
WR Berkley Corp.	2,046	121,471
XL Group Ltd.	3,559	121,825

		3,450,161
INTERNET & DIRECT MARKETING RETAIL — 0.97%
Amazon.com Inc.[a]	158	121,528
Expedia Inc.	1,069	116,649
Liberty Interactive Corp. QVC Group Series Aa	5,662	119,638
Netflix Inc.[a]	1,233	120,156
Priceline Group Inc. (The)[a]	85	120,422
TripAdvisor Inc.[a,b]	1,938	118,218

		716,611
INTERNET SOFTWARE & SERVICES — 1.48%
Akamai Technologies Inc.[a,b]	2,199	120,725
Alphabet Inc. Class Aa	75	59,239
Alphabet Inc. Class Ca	79	60,597
eBay Inc.[a]	3,828	123,108
Facebook Inc. Class Aa	971	122,463
LinkedIn Corp. Class Aa	631	121,625
Twitter Inc.[a]	6,549	125,806
VeriSign Inc.[a,b]	1,599	119,046
Yahoo! Inc.[a]	2,854	122,009
Zillow Group Inc. Class Ca	3,531	119,524

		1,094,142
IT SERVICES — 3.27%
Accenture PLC Class A	1,043	119,945
Alliance Data Systems Corp.[a]	599	122,543
Automatic Data Processing Inc.	1,348	121,064
Broadridge Financial Solutions Inc.	1,737	120,374
Cognizant Technology Solutions Corp. Class Aa	2,084	119,705
Fidelity National Information Services Inc.	1,507	119,550
Fiserv Inc.[a]	1,165	120,053
FleetCor Technologies Inc.[a]	724	118,881
Gartner Inc.[a]	1,321	120,211
Global Payments Inc.	1,566	118,938

Security	Shares	Value
International Business Machines Corp.	758	$120,431
MasterCard Inc. Class A	1,255	121,271
Paychex Inc.	1,992	120,855
PayPal Holdings Inc.[a]	3,198	118,806
Sabre Corp.	4,300	121,045
Total System Services Inc.	2,485	122,386
Vantiv Inc. Class Aa	2,250	120,915
Visa Inc. Class A	1,494	120,865
Western Union Co. (The)	5,585	120,189
Xerox Corp.	12,343	121,578

		2,409,605
LEISURE PRODUCTS — 0.48%
Hasbro Inc.	1,497	122,365
Mattel Inc.	3,619	119,897
Polaris Industries Inc.	1,316	114,018

		356,280
LIFE SCIENCES TOOLS & SERVICES — 0.98%
Agilent Technologies Inc.	2,547	119,658
Illumina Inc.[a]	708	119,185
Mettler-Toledo International Inc.[a]	299	120,518
Quintiles Transnational Holdings Inc.[a]	1,585	122,520
Thermo Fisher Scientific Inc.	793	120,687
Waters Corp.[a]	759	119,398

		721,966
MACHINERY — 2.77%
AGCO Corp.	2,470	119,894
Caterpillar Inc.	1,448	118,664
Cummins Inc.	965	121,214
Deere & Co.	1,386	117,186
Dover Corp.	1,628	118,030
Flowserve Corp.	2,466	119,280
Fortive Corp.	2,324	122,405
Illinois Tool Works Inc.	1,005	119,444
Ingersoll-Rand PLC	1,770	120,342
PACCAR Inc.	2,002	119,800
Parker-Hannifin Corp.	971	118,977
Pentair PLC	1,882	120,542
Snap-on Inc.	779	119,413
Stanley Black & Decker Inc.	993	122,884
WABCO Holdings Inc.[a]	1,123	119,891
Wabtec Corp./DE	1,588	121,657
Xylem Inc./NY	2,372	120,640

		2,040,263

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
MEDIA — 3.10%
CBS Corp. Class B NVS	2,321	$118,441
Charter Communications Inc.[a]	476	122,432
Comcast Corp. Class A	1,836	119,817
Discovery Communications Inc. Class Aa,b	1,838	46,887
Discovery Communications Inc. Class C NVS[a]	2,886	71,630
DISH Network Corp. Class Aa	2,454	123,264
Interpublic Group of Companies Inc. (The)	5,266	121,855
Liberty Broadband Corp. Class Ca	1,759	120,544
Liberty Global PLC Series Aa	1,237	39,151
Liberty Global PLC Series C NVS[a]	2,702	83,303
Liberty Global PLC LiLAC Class Ca	4,311	123,122
Liberty SiriusXM Group Class Aa	1,162	38,939
Liberty SiriusXM Group Class Ca	2,504	83,208
News Corp. Class A	8,637	121,436
Omnicom Group Inc.	1,422	122,477
Scripps Networks Interactive Inc. Class A	1,872	118,629
Sirius XM Holdings Inc.[a,b]	28,908	119,679
TEGNA Inc.	5,699	115,462
Time Warner Inc.	1,503	117,850
Twenty-First Century Fox Inc. Class A	3,464	85,007
Twenty-First Century Fox Inc. Class B	1,389	34,517
Viacom Inc. Class B NVS	2,897	116,865
Walt Disney Co. (The)	1,256	118,642

		2,283,157
METALS & MINING — 0.63%
Alcoa Inc.	11,906	120,012
Freeport-McMoRan Inc.	10,818	111,317
Newmont Mining Corp.	2,987	114,223
Nucor Corp.	2,454	119,044

		464,596
MULTI-UTILITIES — 1.76%
Ameren Corp.	2,399	118,558
CenterPoint Energy Inc.	5,283	118,709
CMS Energy Corp.	2,803	117,642
Consolidated Edison Inc.	1,569	118,067
Dominion Resources Inc./VA	1,574	116,728
DTE Energy Co.	1,261	117,147
NiSource Inc.	4,859	116,324
Public Service Enterprise Group Inc.	2,754	117,761
SCANA Corp.	1,658	117,138

Security	Shares	Value
Sempra Energy	1,136	$118,860
WEC Energy Group Inc.	1,967	117,784

		1,294,718
MULTILINE RETAIL — 0.95%
Dollar General Corp.	1,587	116,502
Dollar Tree Inc.[a]	1,403	116,028
Kohl’s Corp.	2,685	119,160
Macy’s Inc.	3,057	110,602
Nordstrom Inc.[b]	2,327	117,421
Target Corp.	1,694	118,902

		698,615
OIL, GAS & CONSUMABLE FUELS — 5.28%
Anadarko Petroleum Corp.	2,175	116,297
Antero Resources Corp.[a,b]	4,478	114,458
Apache Corp.	2,285	113,565
Cabot Oil & Gas Corp.	4,723	116,328
Cheniere Energy Inc.[a,b]	2,769	118,790
Chevron Corp.	1,187	119,388
Cimarex Energy Co.	902	119,226
Concho Resources Inc.[a,b]	909	117,443
ConocoPhillips	2,804	115,104
Continental Resources Inc./OKa	2,456	117,790
Devon Energy Corp.	2,703	117,121
EOG Resources Inc.	1,340	118,577
EQT Corp.	1,676	119,834
Exxon Mobil Corp.	1,372	119,556
Hess Corp.	2,112	114,682
HollyFrontier Corp.	4,672	120,911
Kinder Morgan Inc./DE	5,577	121,857
Marathon Oil Corp.	7,493	112,545
Marathon Petroleum Corp.	2,863	121,706
Murphy Oil Corp.	4,145	110,754
Newfield Exploration Co.[a]	2,707	117,376
Noble Energy Inc.	3,357	115,749
Occidental Petroleum Corp.	1,551	119,194
ONEOK Inc.	2,551	119,616
Phillips 66	1,517	119,009
Pioneer Natural Resources Co.	665	119,068
Plains GP Holdings LP Class A	10,496	119,445
Range Resources Corp.	2,990	115,324
Southwestern Energy Co.[a]	8,514	118,430
Spectra Energy Corp.	3,361	119,719
Tesoro Corp.	1,619	122,105
Valero Energy Corp.	2,198	121,659
Williams Companies Inc. (The)	4,305	120,282

		3,892,908

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
PERSONAL PRODUCTS — 0.33%
Edgewell Personal Care Co.[a]	1,534	$122,735
Estee Lauder Companies Inc. (The) Class A	1,315	117,338

		240,073
PHARMACEUTICALS — 1.95%
Allergan PLC[a]	508	119,146
Bristol-Myers Squibb Co.	2,042	117,190
Eli Lilly & Co.	1,538	119,580
Endo International PLC[a]	5,705	118,094
Jazz Pharmaceuticals PLC[a]	942	116,648
Johnson & Johnson	1,012	120,772
Mallinckrodt PLC[a]	1,608	119,860
Merck & Co. Inc.	1,925	120,871
Mylan NVa	2,800	118,608
Perrigo Co. PLC	1,356	123,382
Pfizer Inc.	3,450	120,060
Zoetis Inc.	2,377	121,465

		1,435,676
PROFESSIONAL SERVICES — 1.15%
Dun & Bradstreet Corp. (The)	878	120,857
Equifax Inc.	927	122,271
IHS Markit Ltd.[a]	3,281	122,447
ManpowerGroup Inc.	1,688	120,624
Nielsen Holdings PLC	2,281	121,532
Robert Half International Inc.	3,124	119,743
Verisk Analytics Inc. Class Aa	1,446	120,090

		847,564
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.49%
CBRE Group Inc. Class Aa	4,085	122,101
Jones Lang LaSalle Inc.	1,038	121,187
Realogy Holdings Corp.	4,416	118,525

		361,813
ROAD & RAIL — 0.98%
AMERCO	354	121,673
CSX Corp.	4,277	120,953
JB Hunt Transport Services Inc.	1,474	117,021
Kansas City Southern	1,214	117,418
Norfolk Southern Corp.	1,303	122,352
Union Pacific Corp.	1,262	120,559

		719,976
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.79%
Analog Devices Inc.	1,913	119,677

Security	Shares	Value
Applied Materials Inc.	4,046	$120,733
Broadcom Ltd.	687	121,200
Intel Corp.	3,419	122,708
KLA-Tencor Corp.	1,783	123,491
Lam Research Corp.	1,284	119,823
Linear Technology Corp.	2,052	119,508
Marvell Technology Group Ltd.	9,850	122,140
Maxim Integrated Products Inc.	2,933	119,432
Microchip Technology Inc.	1,963	121,529
Micron Technology Inc.[a]	7,406	122,125
NVIDIA Corp.	1,950	119,613
Qorvo Inc.[a,b]	2,071	118,937
QUALCOMM Inc.	1,915	120,779
Skyworks Solutions Inc.	1,614	120,824
Texas Instruments Inc.	1,718	119,470
Xilinx Inc.	2,218	120,238

		2,052,227
SOFTWARE — 3.74%
Activision Blizzard Inc.	2,941	121,669
Adobe Systems Inc.[a]	1,180	120,726
ANSYS Inc.[a]	1,230	116,961
Autodesk Inc.[a]	1,898	127,925
CA Inc.	3,538	119,974
Cadence Design Systems Inc.[a]	4,718	120,026
CDK Global Inc.	2,082	120,715
Citrix Systems Inc.[a]	1,359	118,505
Electronic Arts Inc.[a]	1,471	119,489
Fortinet Inc.[a]	3,372	121,864
Intuit Inc.	1,094	121,926
Microsoft Corp.	2,080	119,517
NetSuite Inc.[a,b]	1,111	120,988
Nuance Communications Inc.[a]	8,257	120,387
Oracle Corp.	2,919	120,321
Red Hat Inc.[a]	1,602	116,914
salesforce.com inc.[a]	1,497	118,892
ServiceNow Inc.[a]	1,630	118,452
Splunk Inc.[a]	1,843	107,336
Symantec Corp.	5,056	122,001
Synopsys Inc.[a]	2,042	121,070
VMware Inc. Class Aa,b	1,610	118,061
Workday Inc. Class Aa,b	1,406	119,215

		2,752,934
SPECIALTY RETAIL — 3.20%
Advance Auto Parts Inc.	749	117,878
AutoNation Inc.[a]	2,543	120,411

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Security	Shares	Value
AutoZone Inc.[a]	157	$116,463
Bed Bath & Beyond Inc.[b]	2,588	120,006
Best Buy Co. Inc.	3,036	116,825
CarMax Inc.[a,b]	2,055	121,142
Dick’s Sporting Goods Inc.	2,043	119,720
Foot Locker Inc.	1,793	117,693
Gap Inc. (The)	4,546	113,059
Home Depot Inc. (The)	886	118,830
L Brands Inc.	1,573	119,878
Lowe’s Companies Inc.	1,549	118,591
O’Reilly Automotive Inc.[a]	426	119,259
Ross Stores Inc.	1,892	117,758
Signet Jewelers Ltd.	1,438	117,887
Staples Inc.	14,015	119,968
Tiffany & Co.	1,637	116,833
TJX Companies Inc. (The)	1,535	118,870
Tractor Supply Co.	1,427	119,797
Ulta Salon Cosmetics & Fragrance Inc.[a]	442	109,267

		2,360,135
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.15%
Apple Inc.	1,125	119,362
EMC Corp.	4,182	121,236
Hewlett Packard Enterprise Co.	5,493	117,990
HP Inc.	8,349	119,975
NetApp Inc.	3,424	118,436
Seagate Technology PLC	3,743	126,289
Western Digital Corp.	2,592	120,969

		844,257
TEXTILES, APPAREL & LUXURY GOODS — 1.42%
Coach Inc.	3,012	114,998
Hanesbrands Inc.	4,382	116,298
lululemon athletica Inc.[a]	1,489	113,923
Michael Kors Holdings Ltd.[a]	2,387	116,844
NIKE Inc. Class B	2,042	117,701
PVH Corp.	1,127	121,445
Ralph Lauren Corp.	1,130	117,091
Under Armour Inc. Class Aa,b	1,479	58,613
Under Armour Inc. Class Ca	1,504	53,618
VF Corp.	1,868	115,909

		1,046,440
THRIFTS & MORTGAGE FINANCE — 0.17%
New York Community Bancorp. Inc.	8,325	125,791

		125,791

Security	Shares	Value
TOBACCO — 0.49%
Altria Group Inc.	1,820	$120,284
Philip Morris International Inc.	1,202	120,116
Reynolds American Inc.	2,387	118,323

		358,723
TRADING COMPANIES & DISTRIBUTORS — 0.49%
Fastenal Co.	2,743	118,251
United Rentals Inc.[a]	1,477	121,572
WW Grainger Inc.	520	119,943

		359,766
WATER UTILITIES — 0.16%
American Water Works Co. Inc.	1,578	116,756

		116,756
WIRELESS TELECOMMUNICATION SERVICES — 0.33%
Sprint Corp.[a,b]	19,412	119,966
T-Mobile U.S. Inc.[a]	2,592	120,113

		240,079

TOTAL COMMON STOCKS (Cost: $69,200,236)		73,535,075

SHORT-TERM INVESTMENTS — 3.15%

MONEY MARKET FUNDS — 3.15%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	2,263,088	2,263,088
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	59,159	59,159

		2,322,247

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,322,247)		2,322,247

TOTAL INVESTMENTS IN SECURITIES — 102.96%
(Cost: $71,522,483)[g]		75,857,322
Other Assets, Less Liabilities — (2.96)%		(2,183,937)

NET ASSETS — 100.00%		$73,673,385

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $72,193,533. Net unrealized appreciation was $3,663,789, of which $5,959,550 represented gross unrealized appreciation on securities and $2,295,761 represented gross unrealized depreciation on securities.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	226	210	(110)	326	$121,536	$2,097	$2,888
PNC Financial Services Group Inc. (The)	776	942	(321)	1,397	125,870	1,770	1,437

					$247,406	$3,867	$4,325

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$73,535,075	$—	$—	$73,535,075
Money market funds	2,322,247	—	—	2,322,247

Total	$75,857,322	$—	$—	$75,857,322

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,649,682,876	$278,329,028	$15,632,492
Affiliated (Note 2)	1,839,027	345,371	10,146

Total cost of investments	$2,651,521,903	$278,674,399	$15,642,638

Investments in securities, at fair value (Note 1):
Unaffiliated	$3,887,361,014	$326,841,799	$17,128,489
Affiliated (Note 2)	1,839,027	345,371	10,146

Total fair value of investments	3,889,200,041	327,187,170	17,138,635
Foreign currency, at value[a]	16,627,628	—	7,708
Cash	—	27,520	—
Receivables:
Investment securities sold	2,728,289	4,576,569	1,165,206
Dividends and interest	7,167,346	41,906	3,510

Total Assets	3,915,723,304	331,833,165	18,315,059

LIABILITIES
Payables:
Investment securities purchased	14,025,192	4,409,059	1,170,228
Investment advisory fees (Note 2)	2,068,563	179,874	8,617

Total Liabilities	16,093,755	4,588,933	1,178,845

NET ASSETS	$3,899,629,549	$327,244,232	$17,136,214

Net assets consist of:
Paid-in capital	$5,429,157,628	$491,281,634	$27,988,429
Undistributed (distributions in excess of) net investment income	13,940,149	(45,076)	(11,506)
Accumulated net realized loss	(2,781,421,835)	(212,505,097)	(12,336,618)
Net unrealized appreciation	1,237,953,607	48,512,771	1,495,909

NET ASSETS	$3,899,629,549	$327,244,232	$17,136,214

Shares outstanding[b]	116,350,000	8,900,000	1,300,000

Net asset value per share	$33.52	$36.77	$13.18

[a]	Cost of foreign currency: $16,674,631, $ — and $7,724, respectively.
[b]	$0.001 par value, number of shares authorized: 500 million, 200 million and 25 million, respectively.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF	iShares MSCI South Africa ETF

ASSETS
Investments, at cost:
Unaffiliated	$103,956,381	$387,287,053	$532,271,180
Affiliated (Note 2)	13,469,318	749,898	3,806,787

Total cost of investments	$117,425,699	$388,036,951	$536,077,967

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$93,526,651	$318,529,233	$405,734,462
Affiliated (Note 2)	13,469,318	749,898	3,806,787

Total fair value of investments	106,995,969	319,279,131	409,541,249
Foreign currency, at value[b]	131,983	—	653,303
Cash	—	900,697	—
Receivables:
Investment securities sold	1,223,678	8,063,028	4,616,635
Dividends and interest	183,636	201,378	119,816

Total Assets	108,535,266	328,444,234	414,931,003

LIABILITIES
Payables:
Investment securities purchased	1,238,740	8,645,800	4,584,345
Collateral for securities on loan (Note 1)	13,438,272	—	3,684,420
Foreign taxes (Note 1)	15,813	—	—
Investment advisory fees (Note 2)	49,878	169,882	219,227

Total Liabilities	14,742,703	8,815,682	8,487,992

NET ASSETS	$93,792,563	$319,628,552	$406,443,011

Net assets consist of:
Paid-in capital	$157,470,801	$465,972,256	$652,834,351
Undistributed (distributions in excess of) net investment income	5,368	7,695,156	(6,378,230)
Accumulated net realized loss	(53,239,822)	(85,277,573)	(113,443,183)
Net unrealized depreciation	(10,443,784)	(68,761,287)	(126,569,927)

NET ASSETS	$93,792,563	$319,628,552	$406,443,011

Shares outstanding[c]	1,900,000	22,900,000	7,700,000

Net asset value per share	$49.36	$13.96	$52.78

[a]	Securities on loan with values of $13,158,781, $ — and $3,348,852, respectively. See Note 1.
[b]	Cost of foreign currency: $130,220, $ — and $683,939, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 1 billion and 400 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments, at cost:
Unaffiliated	$568,124,827	$68,972,984
Affiliated (Note 2)	36,899,486	2,549,499

Total cost of investments	$605,024,313	$71,522,483

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$367,847,583	$73,287,669
Affiliated (Note 2)	36,899,486	2,569,653

Total fair value of investments	404,747,069	75,857,322
Foreign currency, at value[b]	126,408	—
Receivables:
Investment securities sold	—	2,914,094
Dividends and interest	163,219	118,661

Total Assets	405,036,696	78,890,077

LIABILITIES
Payables:
Investment securities purchased	—	2,944,242
Collateral for securities on loan (Note 1)	36,614,575	2,263,088
Investment advisory fees (Note 2)	197,620	9,362

Total Liabilities	36,812,195	5,216,692

NET ASSETS	$368,224,501	$73,673,385

Net assets consist of:
Paid-in capital	$645,028,727	$71,955,822
Undistributed net investment income	173,958	163,769
Accumulated net realized loss	(76,698,852)	(2,781,045)
Net unrealized appreciation (depreciation)	(200,279,332)	4,334,839

NET ASSETS	$368,224,501	$73,673,385

Shares outstanding[c]	9,650,000	1,600,000

Net asset value per share	$38.16	$46.05

[a]	Securities on loan with values of $34,463,486 and $2,198,450, respectively. See Note 1.
[b]	Cost of foreign currency: $128,496 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million and 500 million, respectively.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$77,841,500	$7,735,706	$409,450
Dividends — affiliated (Note 2)	3,581	1,945	64
Securities lending income — affiliated — net (Note 2)	—	—	31,820

Total investment income	77,845,081	7,737,651	441,334

EXPENSES
Investment advisory fees (Note 2)	16,208,706	1,731,868	97,210
Commitment fees (Note 7)	—	—	95

Total expenses	16,208,706	1,731,868	97,305

Net investment income	61,636,375	6,005,783	344,029

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(256,094,301)	(31,678,567)	(5,229,500)
In-kind redemptions — unaffiliated	—	—	94,669
Foreign currency transactions	(1,201,138)	(46,460)	(46,011)

Net realized loss	(257,295,439)	(31,725,027)	(5,180,842)

Net change in unrealized appreciation/depreciation on:
Investments	1,229,158,005	42,115,052	7,789,592
Translation of assets and liabilities in foreign currencies	1,707,295	(104)	703

Net change in unrealized appreciation/depreciation	1,230,865,300	42,114,948	7,790,295

Net realized and unrealized gain	973,569,861	10,389,921	2,609,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,035,206,236	$16,395,704	$2,953,482

[a]	Net of foreign withholding tax of $6,483,979, $1,956,410 and $990, respectively.
[b]	Net of foreign capital gains taxes of $—, $88,367 and $—, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF	iShares MSCI South Africa ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,994,976	$12,169,154	$9,309,652
Dividends — affiliated (Note 2)	222	1,873	384
Securities lending income — affiliated — net (Note 2)	312,306	—	30,386

Total investment income	2,307,504	12,171,027	9,340,422

EXPENSES
Investment advisory fees (Note 2)	700,713	1,610,412	2,287,159

Total expenses	700,713	1,610,412	2,287,159

Net investment income	1,606,791	10,560,615	7,053,263

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(20,642,770)	(36,414,589)	(32,140,892)
In-kind redemptions — unaffiliated	2,532,261	7,000,459	(14,182,994)
Foreign currency transactions	18,452	(216,343)	141,041

Net realized loss	(18,092,057)	(29,630,473)	(46,182,845)

Net change in unrealized appreciation/depreciation on:
Investments[c]	16,507,135	57,959,790	2,656,833
Translation of assets and liabilities in foreign currencies	6,293	4,503	(19,747)

Net change in unrealized appreciation/depreciation	16,513,428	57,964,293	2,637,086

Net realized and unrealized gain (loss)	(1,578,629)	28,333,820	(43,545,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,162	$38,894,435	$(36,492,496)

[a]	Net of foreign withholding tax of $535,091, $2,145,346 and $1,576,283, respectively.
[b]	Net of foreign capital gains taxes of $27,291, $ — and $ —, respectively.
[c]	Net of deferred foreign capital gains taxes of $15,813, $ — and $ —, respectively.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,878,737	$933,731
Dividends — affiliated (Note 2)	819	3,973
Securities lending income — affiliated — net (Note 2)	1,723,360	20,952

Total investment income	10,602,916	958,656

EXPENSES
Investment advisory fees (Note 2)	2,183,539	74,046

Total expenses	2,183,539	74,046

Net investment income	8,419,377	884,610

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,597,563)	(919,008)
Investments — affiliated (Note 2)	—	1,218
In-kind redemptions — unaffiliated	(39,200,001)	1,016,091
In-kind redemptions — affiliated (Note 2)	—	3,107
Foreign currency transactions	43,828	—

Net realized gain (loss)	(56,753,736)	101,408

Net change in unrealized appreciation/depreciation on:
Investments	45,100,509	4,112,797
Translation of assets and liabilities in foreign currencies	2,735	—

Net change in unrealized appreciation/depreciation	45,103,244	4,112,797

Net realized and unrealized gain (loss)	(11,650,492)	4,214,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,231,115)	$5,098,815

[a]	Net of foreign withholding tax of $1,394,118 and $248, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Capped ETF		iShares MSCI Chile Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$61,636,375	$101,434,362	$6,005,783	$4,543,461
Net realized loss	(257,295,439)	(723,367,404)	(31,725,027)	(29,660,599)
Net change in unrealized appreciation/depreciation	1,230,865,300	(2,274,062,591)	42,114,948	(38,551,723)

Net increase (decrease) in net assets resulting from operations	1,035,206,236	(2,895,995,633)	16,395,704	(63,668,861)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(44,455,957)	(96,651,627)	(6,349,056)	(4,099,138)
Return of capital	—	—	(332,847)	—

Total distributions to shareholders	(44,455,957)	(96,651,627)	(6,681,903)	(4,099,138)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,270,213,076	2,005,630,203	244,807,233	172,176,839
Cost of shares redeemed	(350,468,855)	(2,473,533,229)	(161,813,177)	(222,371,918)

Net increase (decrease) in net assets from capital share transactions	919,744,221	(467,903,026)	82,994,056	(50,195,079)

INCREASE (DECREASE) IN NET ASSETS	1,910,494,500	(3,460,550,286)	92,707,857	(117,963,078)

NET ASSETS
Beginning of year	1,989,135,049	5,449,685,335	234,536,375	352,499,453

End of year	$3,899,629,549	$1,989,135,049	$327,244,232	$234,536,375

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$13,940,149	$(3,041,915)	$(45,076)	$433,024

SHARES ISSUED AND REDEEMED
Shares sold	50,800,000	49,050,000	7,000,000	4,200,000
Shares redeemed	(14,950,000)	(70,200,000)	(4,850,000)	(5,550,000)

Net increase (decrease) in shares outstanding	35,850,000	(21,150,000)	2,150,000	(1,350,000)

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Colombia Capped ETF		iShares MSCI Israel Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$344,029	$444,783	$1,606,791	$3,084,931
Net realized gain (loss)	(5,180,842)	(7,063,182)	(18,092,057)	3,551,272
Net change in unrealized appreciation/depreciation	7,790,295	(8,758,897)	16,513,428	(10,073,032)

Net increase (decrease) in net assets resulting from operations	2,953,482	(15,377,296)	28,162	(3,436,829)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(224,626)	(438,777)	(2,029,827)	(2,707,351)
Return of capital	—	(7,256)	—	—

Total distributions to shareholders	(224,626)	(446,033)	(2,029,827)	(2,707,351)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,132,574	11,677,734	117,163,288	155,183,874
Cost of shares redeemed	(5,975,872)	(6,999,421)	(147,653,928)	(144,400,134)

Net increase (decrease) in net assets from capital share transactions	156,702	4,678,313	(30,490,640)	10,783,740

INCREASE (DECREASE) IN NET ASSETS	2,885,558	(11,145,016)	(32,492,305)	4,639,560

NET ASSETS
Beginning of year	14,250,656	25,395,672	126,284,868	121,645,308

End of year	$17,136,214	$14,250,656	$93,792,563	$126,284,868

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(11,506)	$(84,898)	$5,368	$396,916

SHARES ISSUED AND REDEEMED
Shares sold	550,000	750,000	2,400,000	2,900,000
Shares redeemed	(450,000)	(450,000)	(3,000,000)	(2,800,000)

Net increase (decrease) in shares outstanding	100,000	300,000	(600,000)	100,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Russia Capped ETF		iShares MSCI South Africa ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,560,615	$8,597,464	$7,053,263	$8,757,656
Net realized loss	(29,630,473)	(29,489,877)	(46,182,845)	(1,560,353)
Net change in unrealized appreciation/depreciation	57,964,293	(57,254,526)	2,637,086	(101,934,812)

Net increase (decrease) in net assets resulting from operations	38,894,435	(78,146,939)	(36,492,496)	(94,737,509)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,677,207)	(10,822,184)	(15,854,819)	(9,092,367)

Total distributions to shareholders	(7,677,207)	(10,822,184)	(15,854,819)	(9,092,367)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	139,225,914	110,271,226	340,977,105	193,254,026
Cost of shares redeemed	(61,726,895)	(100,165,085)	(255,533,050)	(303,473,517)

Net increase (decrease) in net assets from capital share transactions	77,499,019	10,106,141	85,444,055	(110,219,491)

INCREASE (DECREASE) IN NET ASSETS	108,716,247	(78,862,982)	33,096,740	(214,049,367)

NET ASSETS
Beginning of year	210,912,305	289,775,287	373,346,271	587,395,638

End of year	$319,628,552	$210,912,305	$406,443,011	$373,346,271

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,695,156	$5,010,420	$(6,378,230)	$301,134

SHARES ISSUED AND REDEEMED
Shares sold	10,750,000	8,450,000	6,500,000	2,900,000
Shares redeemed	(4,700,000)	(7,400,000)	(5,300,000)	(4,700,000)

Net increase (decrease) in shares outstanding	6,050,000	1,050,000	1,200,000	(1,800,000)

See notes to financial statements.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,419,377	$10,937,802	$884,610	$960,400
Net realized gain (loss)	(56,753,736)	(25,265,900)	101,408	3,191,069
Net change in unrealized appreciation/depreciation	45,103,244	(161,936,105)	4,112,797	(3,583,310)

Net increase (decrease) in net assets resulting from operations	(3,231,115)	(176,264,203)	5,098,815	568,159

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,065,957)	(10,891,320)	(944,600)	(949,728)

Total distributions to shareholders	(8,065,957)	(10,891,320)	(944,600)	(949,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	189,059,577	224,563,809	39,301,537	32,136,610
Cost of shares redeemed	(180,762,552)	(181,550,574)	(14,414,232)	(34,514,668)

Net increase (decrease) in net assets from capital share transactions	8,297,025	43,013,235	24,887,305	(2,378,058)

INCREASE (DECREASE) IN NET ASSETS	(3,000,047)	(144,142,288)	29,041,520	(2,759,627)

NET ASSETS
Beginning of year	371,224,548	515,366,836	44,631,865	47,391,492

End of year	$368,224,501	$371,224,548	$73,673,385	$44,631,865

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$173,958	$(229,909)	$163,769	$144,655

SHARES ISSUED AND REDEEMED
Shares sold	4,600,000	4,150,000	900,000	750,000
Shares redeemed	(4,650,000)	(3,700,000)	(350,000)	(800,000)

Net increase (decrease) in shares outstanding	(50,000)	450,000	550,000	(50,000)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$24.71	$53.61	$42.52	$52.61	$65.00

Income from investment operations:
Net investment income[a]	0.63	1.00	1.56	1.59	1.73
Net realized and unrealized gain (loss)[b]	8.62	(28.87)	11.08	(10.32)	(12.64)

Total from investment operations	9.25	(27.87)	12.64	(8.73)	(10.91)

Less distributions from:
Net investment income	(0.44)	(1.03)	(1.55)	(1.36)	(0.56)
Return of capital	—	—	—	—	(0.92)

Total distributions	(0.44)	(1.03)	(1.55)	(1.36)	(1.48)

Net asset value, end of year	$33.52	$24.71	$53.61	$42.52	$52.61

Total return	38.22%	(52.49)%	30.33%	(16.85)%	(16.79)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,899,630	$1,989,135	$5,449,685	$4,983,630	$7,370,617
Ratio of expenses to average net assets	0.63%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.41%	2.73%	3.37%	3.02%	2.92%
Portfolio turnover rate[c]	18%	63%	54%	56%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 4%, 48%, 11%, 20% and 6%, respectively. See Note 4.

See notes to financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$34.75	$43.52	$47.70	$60.31	$67.11

Income from investment operations:
Net investment income[a]	0.78	0.66	0.69	0.68	0.97
Net realized and unrealized gain (loss)[b]	2.03	(8.81)	(4.18)	(12.58)	(6.80)

Total from investment operations	2.81	(8.15)	(3.49)	(11.90)	(5.83)

Less distributions from:
Net investment income	(0.75)	(0.62)	(0.69)	(0.68)	(0.92)
Return of capital	(0.04)	—	—	(0.03)	(0.05)

Total distributions	(0.79)	(0.62)	(0.69)	(0.71)	(0.97)

Net asset value, end of year	$36.77	$34.75	$43.52	$47.70	$60.31

Total return	8.17%	(18.85)%	(7.40)%	(19.87)%	(8.68)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$327,244	$234,536	$352,499	$364,890	$548,797
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.20%	1.64%	1.49%	1.12%	1.55%
Portfolio turnover rate[c]	73%	71%	91%	34%	48%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 11%, 10%, 11%, 16% and 20%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Colombia Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Jun. 18, 2013[a] to Aug. 31, 2013
Net asset value, beginning of period	$11.88	$28.22	$25.98	$25.28

Income from investment operations:
Net investment income[b]	0.25	0.46 [c]	0.67	0.03
Net realized and unrealized gain (loss)[d]	1.23	(16.34)	2.24	0.67

Total from investment operations	1.48	(15.88)	2.91	0.70

Less distributions from:
Net investment income	(0.18)	(0.45)	(0.63)	—
Net realized gain	—	—	(0.03)	—
Return of capital	—	(0.01)	(0.01)	—

Total distributions	(0.18)	(0.46)	(0.67)	—

Net asset value, end of period	$13.18	$11.88	$28.22	$25.98

Total return	12.49%	(56.73)%	11.44%	2.77%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$17,136	$14,251	$25,396	$18,188
Ratio of expenses to average net assets[f]	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets[f]	2.16%	2.60%[c]	2.54%	0.61%
Portfolio turnover rate[g]	68%	86%	34%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a distribution from Ecopetrol SA. Excluding such distribution, the net investment income would have been $0.33 per share and 1.87% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014 and for the period ended August 31, 2013 were 32%, 49%, 33% and 2%, respectively. See Note 4.

See notes to financial statements.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$50.51	$50.69	$42.85	$37.25	$45.89

Income from investment operations:
Net investment income[a]	0.71	1.23	0.87	0.95	1.12
Net realized and unrealized gain (loss)[b]	(0.87)	(0.34)	7.95	5.68	(8.66)

Total from investment operations	(0.16)	0.89	8.82	6.63	(7.54)

Less distributions from:
Net investment income	(0.99)	(1.07)	(0.98)	(1.03)	(1.07)
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.99)	(1.07)	(0.98)	(1.03)	(1.10)

Net asset value, end of year	$49.36	$50.51	$50.69	$42.85	$37.25

Total return	(0.23)%	1.80%	20.67%	17.82%	(16.52)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$93,793	$126,285	$121,645	$70,710	$68,912
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.46%	2.45%	1.74%	2.20%	2.75%
Portfolio turnover rate[c]	46%	14%	15%	14%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Russia Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$12.52	$18.34	$19.84	$21.15	$25.13

Income from investment operations:
Net investment income[a]	0.53	0.47	0.63	0.62	0.50
Net realized and unrealized gain (loss)[b]	1.32	(5.63)	(2.00)	(1.35)	(4.00)

Total from investment operations	1.85	(5.16)	(1.37)	(0.73)	(3.50)

Less distributions from:
Net investment income	(0.41)	(0.66)	(0.13)	(0.58)	(0.48)

Total distributions	(0.41)	(0.66)	(0.13)	(0.58)	(0.48)

Net asset value, end of year	$13.96	$12.52	$18.34	$19.84	$21.15

Total return	15.62%	(27.57)%	(7.00)%	(3.40)%	(13.75)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$319,629	$210,912	$289,775	$310,511	$147,026
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	4.17%	3.33%	3.14%	2.87%	2.22%
Portfolio turnover rate[c]	23%	19%	15%	14%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$57.44	$70.77	$58.88	$64.65	$69.06

Income from investment operations:
Net investment income[a]	1.02	1.28	1.57	1.32	2.10
Net realized and unrealized gain (loss)[b]	(3.24)	(13.24)	11.86	(5.31)	(4.41)

Total from investment operations	(2.22)	(11.96)	13.43	(3.99)	(2.31)

Less distributions from:
Net investment income	(2.44)	(1.37)	(1.54)	(1.78)	(2.10)

Total distributions	(2.44)	(1.37)	(1.54)	(1.78)	(2.10)

Net asset value, end of year	$52.78	$57.44	$70.77	$58.88	$64.65

Total return	(3.64)%	(17.07)%	23.13%	(6.35)%	(3.17)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$406,443	$373,346	$587,396	$547,569	$471,922
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.96%	1.94%	2.40%	2.08%	3.26%
Portfolio turnover rate[c]	12%	9%	6%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$38.27	$55.72	$49.00	$56.13	$47.73

Income from investment operations:
Net investment income[a]	0.96	1.13 [b]	0.85	1.07	0.86
Net realized and unrealized gain (loss)[c]	(0.17)	(17.49)	6.75	(7.08)	8.70

Total from investment operations	0.79	(16.36)	7.60	(6.01)	9.56

Less distributions from:
Net investment income	(0.90)	(1.09)	(0.88)	(1.12)	(1.16)

Total distributions	(0.90)	(1.09)	(0.88)	(1.12)	(1.16)

Net asset value, end of year	$38.16	$38.27	$55.72	$49.00	$56.13

Total return	1.98%	(29.69)%	15.52%	(11.05)%	20.37%

Ratios/Supplemental data:
Net assets, end of year (000s)	$368,225	$371,225	$515,367	$436,076	$561,284
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	2.45%	2.31%[b]	1.64%	1.67%	1.75%
Portfolio turnover rate[d]	6%	6%	8%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Turkcell Iletisim Hizmetleri AS. Excluding such special distribution, the net investment income would have been $0.76 per share and 1.55% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$42.51	$43.08	$35.26	$30.31	$26.17

Income from investment operations:
Net investment income[a]	0.77	0.80	0.71	0.69	0.59
Net realized and unrealized gain (loss)[b]	3.63	(0.57)	8.01	4.96	3.94

Total from investment operations	4.40	0.23	8.72	5.65	4.53

Less distributions from:
Net investment income	(0.86)	(0.80)	(0.90)	(0.70)	(0.39)

Total distributions	(0.86)	(0.80)	(0.90)	(0.70)	(0.39)

Net asset value, end of year	$46.05	$42.51	$43.08	$35.26	$30.31

Total return	10.54%	0.48%	24.98%	18.85%	17.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$73,673	$44,632	$47,391	$179,830	$145,470
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.79%	1.82%	1.82%	2.10%	2.04%
Portfolio turnover rate[c]	28%	39%	6%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil Capped	Non-diversified
MSCI Chile Capped	Non-diversified
MSCI Colombia Capped	Non-diversified
MSCI Israel Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Russia Capped	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Israel Capped
Citigroup Global Markets Inc.	$616,669	$616,669	$—
Credit Suisse Securities (USA) LLC	18,480	18,480	—
Deutsche Bank Securities Inc.	5,666,449	5,666,449	—
Goldman Sachs & Co.	886,311	862,536	(23,775)
Jefferies LLC	5,191	5,191	—
JPMorgan Clearing Corp.	141,068	141,068	—
National Financial Services LLC	1,756,627	1,756,627	—
SG Americas Securities LLC	241,501	241,501	—
UBS Securities LLC	3,297,424	3,297,424	—
Wells Fargo Securities LLC	529,061	529,061	—

	$13,158,781	$13,135,006	$(23,775)

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI South Africa
Goldman Sachs & Co.	$3,333,349	$3,333,349	$—
Macquarie Capital (USA) Inc.	15,374	15,374	—
Morgan Stanley & Co. LLC	129	129	—

	$3,348,852	$3,348,852	$—

MSCI Turkey
Citigroup Global Markets Inc.	$641,796	$641,796	$—
Credit Suisse Securities (USA) LLC	12,695,942	12,695,942	—
Deutsche Bank Securities Inc.	10,781,285	10,781,285	—
Goldman Sachs & Co.	818,316	818,316	—
JPMorgan Clearing Corp.	887,426	887,426	—
Merrill Lynch, Pierce, Fenner & Smith	221,064	221,064	—
Morgan Stanley & Co. LLC	1,289,225	1,289,225	—
UBS Securities LLC	7,128,432	7,128,432	—

	$34,463,486	$34,463,486	$—

MSCI USA Equal Weighted
Barclays Capital Inc.	$4,326	$4,326	$—
BNP Paribas Prime Brokerage International Ltd.	202,121	202,121	—
Citigroup Global Markets Inc.	526,586	526,586	—
Credit Suisse Securities (USA) LLC	89,814	89,814	—
Deutsche Bank Securities Inc.	40,592	40,592	—
Goldman Sachs & Co.	137,868	137,868	—
HSBC Bank PLC	214,524	214,524	—
Merrill Lynch, Pierce, Fenner & Smith	59,397	59,397	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	337,132	337,132	—
National Financial Services LLC	856	856	—
Nomura Securities International Inc.	80,825	80,825	—
Scotia Capital (USA) Inc.	111,317	111,317	—
State Street Bank & Trust Company	375,417	375,417	—
UBS Securities LLC	17,675	17,675	—

	$2,198,450	$2,198,450	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Israel Capped, iShares MSCI Russia Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion[a]
0.48	Over $24 billion, up to and including $32 billion[a]
0.45	Over $32 billion

[a]	Breakpoint level was added or amended effective July 1, 2016.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia Capped	0.61%
MSCI USA Equal Weighted	0.15

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Colombia Capped, iShares MSCI Israel Capped, iShares MSCI Russia Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Colombia Capped	$7,791
MSCI Israel Capped	79,655
MSCI South Africa	8,668
MSCI Turkey	424,624
MSCI USA Equal Weighted	8,860

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Israel Capped	$3,540,688	$10,727,199
MSCI Russia Capped	1,465,601	3,081,574
MSCI South Africa	1,274,230	4,528,449
MSCI USA Equal Weighted	3,076,515	2,768,596

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil Capped	$1,384,315,981	$447,837,069
MSCI Chile Capped	276,927,621	194,238,874
MSCI Colombia Capped	10,895,043	10,700,697
MSCI Israel Capped	49,456,798	49,611,538
MSCI Russia Capped	79,496,409	58,511,590
MSCI South Africa	52,000,241	44,087,636
MSCI Turkey	20,961,877	20,643,708
MSCI USA Equal Weighted	14,691,858	14,234,616

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia Capped	$339,608	$288,731
MSCI Israel Capped	116,743,796	147,199,156
MSCI Russia Capped	107,760,082	50,362,092
MSCI South Africa	330,177,189	253,599,870
MSCI Turkey	188,515,375	180,187,909
MSCI USA Equal Weighted	39,113,755	14,381,233

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Brazil Capped	$—	$(198,354)	$198,354
MSCI Chile Capped	—	(134,827)	134,827
MSCI Colombia Capped	92,566	(46,011)	(46,555)
MSCI Israel Capped	(3,446,739)	31,488	3,415,251
MSCI Russia Capped	805,620	(198,672)	(606,948)
MSCI South Africa	(31,203,009)	2,122,192	29,080,817
MSCI Turkey	(48,178,115)	50,447	48,127,668
MSCI USA Equal Weighted	690,251	79,104	(769,355)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Brazil Capped
Ordinary income	$44,455,957	$96,651,627

MSCI Chile Capped
Ordinary income	$6,349,056	$4,099,138
Return of Capital	332,847	—

	$6,681,903	$4,099,138

MSCI Colombia Capped
Ordinary income	$224,626	$438,777
Return of Capital	—	7,256

	$224,626	$446,033

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2016	2015
MSCI Israel Capped
Ordinary income	$2,029,827	$2,707,351

MSCI Russia Capped
Ordinary income	$7,677,207	$10,822,184

MSCI South Africa
Ordinary income	$15,854,819	$9,092,367

MSCI Turkey
Ordinary income	$8,065,957	$10,891,320

MSCI USA Equal Weighted
Ordinary income	$944,600	$949,728

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Brazil Capped	$17,354,798	$(2,050,837,173)	$660,687,401	$(156,733,105)	$(1,529,528,079)
MSCI Chile Capped	—	(150,854,118)	4,303,417	(17,486,701)	(164,037,402)
MSCI Colombia Capped	—	(2,558,346)	(3,833,580)	(4,460,289)	(10,852,215)
MSCI Israel Capped	434,567	(37,739,720)	(12,282,572)	(14,090,513)	(63,678,238)
MSCI Russia Capped	7,708,481	(48,854,119)	(95,750,103)	(9,447,963)	(146,343,704)
MSCI South Africa	160,230	(86,924,515)	(147,052,970)	(12,574,085)	(246,391,340)
MSCI Turkey	217,096	(54,149,871)	(212,221,923)	(10,649,528)	(276,804,226)
MSCI USA Equal Weighted	163,769	(1,654,423)	3,663,789	(455,572)	1,717,563

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Brazil Capped	$1,852,610,863	$—	$198,226,310	$—	$2,050,837,173
MSCI Chile Capped	136,278,156	1,886,881	11,712,090	976,991	150,854,118
MSCI Colombia Capped	2,558,346	—	—	—	2,558,346
MSCI Israel Capped	19,023,801	784,479	10,801,191	7,130,249	37,739,720
MSCI Russia Capped	48,854,119	—	—	—	48,854,119
MSCI South Africa	50,591,544	15,339,464	14,856,365	6,137,142	86,924,515
MSCI Turkey	43,587,314	720,636	5,982,737	3,859,184	54,149,871
MSCI USA Equal Weighted	1,654,423	—	—	—	1,654,423

[a]	Must be utilized prior to losses subject to expiration.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Colombia Capped ETF, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

The Fund did not borrow under the credit agreement during the year ended August 31, 2016.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the iShares MSCI Russia Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF, iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Israel Capped	$2,225,865
MSCI Russia Capped	12,779,659
MSCI South Africa	17,772,940
MSCI Turkey	9,585,931
MSCI USA Equal Weighted	853,615

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI USA Equal Weighted ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 89.50%.

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Capped	$84,325,479	$6,483,321
MSCI Chile Capped	9,692,116	2,027,791
MSCI Colombia Capped	410,440	961
MSCI Israel Capped	2,530,067	549,496

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Russia Capped	$14,314,500	$2,138,083
MSCI South Africa	18,170,515	1,572,983
MSCI Turkey	10,272,855	1,393,111

TAX INFORMATION	81

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Brazil Capped ETF and iShares MSCI Chile Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	83

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Funds, regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Colombia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	85

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

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other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Israel Capped ETF, iShares MSCI Russia Capped ETF and iShares MSCI Turkey ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer

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Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds, except for iShares Russia Capped ETF, which were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to

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BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for additional breakpoints, as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Funds, regarding adding additional breakpoints to the Funds. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates

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under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI South Africa ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

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Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Fund, regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship

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between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

V. iShares MSCI USA Equal Weighted ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and

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iSHARES®, INC.

adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund,

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Capped	$0.440937	$—	$—	$0.440937	100%	—%	—%	100%
MSCI Chile Capped	0.791385	—	—	0.791385	100	—	—	100
MSCI Israel Capped	0.889169	—	0.102564	0.991733	90	—	10	100
MSCI Russia Capped	0.404848	—	0.007139	0.411987	98	—	2	100
MSCI South Africa	2.441854	—	—	2.441854	100	—	—	100
MSCI USA Equal Weighted	0.852167	—	0.010137	0.862304	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	92	6.65
Greater than 0.5% and Less than 1.0%	197	14.25
Between 0.5% and –0.5%	829	59.95
Less than –0.5% and Greater than –1.0%	155	11.21
Less than –1.0% and Greater than –1.5%	43	3.11
Less than –1.5% and Greater than –2.0%	10	0.72
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI Chile Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	121	8.75
Between 0.5% and –0.5%	935	67.61
Less than –0.5% and Greater than –1.0%	241	17.43
Less than –1.0% and Greater than –1.5%	31	2.24
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Columbia Capped ETF

Period Covered: June 18, 2013 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.13%
Greater than 3.0% and Less than 3.5%	1	0.13
Greater than 2.5% and Less than 3.0%	5	0.65
Greater than 2.0% and Less than 2.5%	12	1.57
Greater than 1.5% and Less than 2.0%	32	4.18
Greater than 1.0% and Less than 1.5%	84	10.97
Greater than 0.5% and Less than 1.0%	189	24.67
Between 0.5% and –0.5%	370	48.30
Less than –0.5% and Greater than –1.0%	49	6.40
Less than –1.0% and Greater than –1.5%	16	2.09
Less than –1.5% and Greater than –2.0%	6	0.78
Less than –2.0% and Greater than –2.5%	1	0.13

	766	100.00%

iShares MSCI Israel Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	48	3.47
Greater than 0.5% and Less than 1.0%	176	12.74
Between 0.5% and –0.5%	841	60.82
Less than –0.5% and Greater than –1.0%	190	13.74
Less than –1.0% and Greater than –1.5%	57	4.12
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	1	0.07

	1,383	100.00%

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Russia Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.22%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	7	0.51
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	93	6.72
Greater than 0.5% and Less than 1.0%	238	17.22
Between 0.5% and –0.5%	639	46.21
Less than –0.5% and Greater than –1.0%	150	10.85
Less than –1.0% and Greater than –1.5%	83	6.00
Less than –1.5% and Greater than –2.0%	43	3.11
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	9	0.65
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	104	7.52
Greater than 0.5% and Less than 1.0%	248	17.93
Between 0.5% and –0.5%	641	46.35
Less than –0.5% and Greater than –1.0%	185	13.38
Less than –1.0% and Greater than –1.5%	75	5.42
Less than –1.5% and Greater than –2.0%	37	2.68
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0%	2	0.14

	1,383	100.00%

iShares MSCI Turkey ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	34	2.46
Greater than 1.0% and Less than 1.5%	67	4.84
Greater than 0.5% and Less than 1.0%	222	16.05
Between 0.5% and –0.5%	725	52.43
Less than –0.5% and Greater than –1.0%	164	11.86
Less than –1.0% and Greater than –1.5%	85	6.15
Less than –1.5% and Greater than –2.0%	29	2.10
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI USA Equal Weighted ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	3	0.22%
Greater than 0.5% and Less than 1.0%	7	0.51
Between 0.5% and –0.5%	1,361	98.40
Less than –0.5% and Greater than –1.0%	12	0.87

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Brazil Capped ETF and the iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2015 is USD 321.23 thousand. This figure is comprised of fixed remuneration of USD 124.93 thousand and variable remuneration of USD 196.3 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 38.18 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.25 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2015 is USD 6.95 thousand. This figure is comprised of fixed remuneration of USD 2.7 thousand and variable remuneration of USD 4.25 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 0.83 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.2 thousand.

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	105

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	107

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

108	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-804-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares Edge MSCI Min Vol Global ETF | ACWV | NYSE Arca
➢	iShares MSCI Australia ETF | EWA | NYSE Arca
➢	iShares MSCI Canada ETF | EWC | NYSE Arca
➢	iShares MSCI Japan ETF | EWJ | NYSE Arca
➢	iShares MSCI Mexico Capped ETF | EWW | NYSE Arca
➢	iShares MSCI South Korea Capped ETF | EWY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.76%	14.97%	14.51%	14.76%	14.97%	14.51%
Since Inception	11.31%	11.30%	11.03%	68.56%	68.51%	66.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,105.00	$1.06	$1,000.00	$1,024.10	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol Global ETF (the “Fund”) (formerly the iShares MSCI All Country World Minimum Volatility ETF) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 14.76%, net of fees, while the total return for the Index was 14.51%.

As represented by the Index, lower-volatility global stocks posted a positive return for the reporting period. The U.S. comprised more than half of the Index on average. The top country weights in the remainder of the Index included Japan, Canada, Switzerland, Taiwan, and China.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

During the reporting period, the Index outperformed and experienced less volatility than the MSCI All Country World Index (ACWI), a broad measure of global equity market performance.

Securities with minimum volatility characteristics tend to outperform the broader market when market volatility is higher, as seen over the past year amidst stalling global growth, geopolitical unrest, and the “Brexit” vote that surprised markets. Against this backdrop, the Index delivered on its objective to reduce volatility, resulting in outperformance of the broad market for global equities over the reporting period.

Within the Index, overweight allocations to Japan and gold mining stocks were the primary contributors to Index outperformance relative to the MSCI ACWI. An underweight allocation to the financials sector also contributed to performance by minimizing Index exposure to large global banks, which suffered from low interest rates.

The U.S., which represented about 58% of the Index on average, was the largest contributor to the Index’s total return for the reporting period. U.S. equity markets performed well amid a continued accommodative monetary policy and relatively strong economic growth compared to many other countries. Canada also contributed significantly to the Index’s return. Canadian equities generally benefited from improving consumer spending, which increased during most of the reporting period and hit an all-time high in the second quarter of 2016. Other countries that contributed to the Index’s performance during the reporting period included Japan, Taiwan, and Hong Kong. There were no significant detractors from the Index’s performance among the countries represented in the Index, although Israel and Thailand slightly hindered the Index’s return. Among sectors, consumer staples contributed the most to the Index’s performance. There were no detractors from the Index’s return at the sector level for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Health Care	16.75%
Consumer Staples	15.71
Financials**	15.50
Information Technology	10.02
Consumer Discretionary	9.28
Telecommunication Services	9.09
Utilities	8.39
Industrials	8.21
Materials	3.04
Real Estate**	2.34
Energy	1.67

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

United States	58.09%
Japan	12.31
Canada	4.18
Switzerland	4.13
Taiwan	3.73
China	3.44
Hong Kong	3.25
United Kingdom	2.66
Singapore	1.02
South Korea	0.96

TOTAL	93.77%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.36%	12.97%	13.80%	13.36%	12.97%	13.80%
5 Years	1.48%	1.24%	1.85%	7.61%	6.33%	9.62%
10 Years	4.38%	4.36%	4.53%	53.50%	53.18%	55.81%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,189.40	$2.70	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA ETF

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 13.36%, net of fees, while the total return for the Index was 13.80%.

As represented by the Index, Australian stocks posted solid gains for the reporting period, outpacing the broad global equity market. One contributing factor to the Index’s performance was the Australian dollar, which appreciated by 6% against the U.S. dollar.

The reporting period was generally characterized by improving economic growth in Australia. The Australian economy grew by 3.3% for the year ended June 30, 2016 (the most recent data available), up from 2.0% for the prior 12 months. Firming commodity prices after several years of severe declines helped boost the Australian economy, as did signs of stabilization in China, which is Australia’s largest trading partner. To support the Australian economy and financial markets, the Reserve Bank of Australia lowered interest rates twice during the reporting period.

From a sector perspective, nine of the ten sectors in the Index posted positive returns for the reporting period. The financials sector, which represented more than half of the Index on average during the reporting period, had the largest positive impact on Index performance. Real estate investment trusts and banks contributed the most to the performance of the financials sector. Other leading sectors included healthcare, which benefited from strong performance in the biotechnology industry, and materials, which was led by the metals and mining industry. Several other sectors made notable contributions to Index performance, including industrials, consumer staples, and consumer discretionary. The only sector to detract from Index performance for the reporting period was energy, reflecting weakness in the price of oil.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	41.48%
Materials	14.20
Real Estate**	10.02
Consumer Staples	7.80
Health Care	7.10
Industrials	5.91
Energy	4.76
Consumer Discretionary	3.01
Utilities	2.74
Telecommunication Services	2.59
Information Technology	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Commonwealth Bank of Australia	10.45%
Westpac Banking Corp.	8.34
Australia & New Zealand Banking Group Ltd.	6.66
National Australia Bank Ltd.	6.13
BHP Billiton Ltd.	5.57
CSL Ltd.	4.20
Wesfarmers Ltd.	4.05
Woolworths Ltd.	2.57
Scentre Group	2.24
Macquarie Group Ltd.	2.10

TOTAL	52.31%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.73%	6.62%	7.88%	7.73%	6.62%	7.88%
5 Years	(1.09)%	(1.07)%	(0.93)%	(5.34)%	(5.23)%	(4.55)%
10 Years	2.23%	2.18%	2.44%	24.68%	24.12%	27.32%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,177.60	$2.68	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA ETF

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.73%, net of fees, while the total return for the Index was 7.88%.

As represented by the Index, Canadian stocks posted solid gains for the reporting period, performing in line with the broad global equity market. Economic growth in Canada remained muted during the reporting period, reflecting a continued downturn in the country’s energy production. In particular, the Canadian economy contracted in the second quarter of 2016 as wildfires in northern Alberta curtailed oil and natural gas production in the area. It was the largest quarterly contraction for the Canadian economy since the 2008–09 financial crisis.

On the positive side, economic growth in the U.S. — Canada’s largest trading partner — has been generally stronger than many other regions of the world. In addition, the housing market in Canada remained robust during the reporting period, though the sharp increase in housing prices in selected cities has led to concerns about a housing bubble.

From a sector perspective, nine of the ten sectors in the Index posted positive returns for the reporting period. The financials sector, which represented more than 40% of the Index on average during the reporting period, had the largest positive impact on Index performance. Banks and real estate stocks contributed the most to the performance of the financials sector. Other leading sectors included materials, which was led by the metals and mining industry, and energy, which held up despite the downturn in production late in the reporting period. The only sector to decline for the reporting period was healthcare.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	40.72%
Energy	22.03
Materials	11.40
Industrials	7.55
Consumer Discretionary	5.03
Consumer Staples	5.00
Information Technology	2.58
Telecommunication Services	2.45
Utilities	1.61
Real Estate**	0.83
Health Care	0.80

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Royal Bank of Canada	7.88%
Toronto-Dominion Bank (The)	7.05
Bank of Nova Scotia (The)	5.45
Canadian National Railway Co.	4.26
Suncor Energy Inc.	3.85
Bank of Montreal	3.63
Enbridge Inc.	3.12
TransCanada Corp.	3.08
Canadian Natural Resources Ltd.	2.90
Canadian Imperial Bank of Commerce/Canada	2.67

TOTAL	43.89%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.44%	2.87%	2.85%	2.44%	2.87%	2.85%
5 Years	6.20%	6.07%	6.66%	35.09%	34.30%	38.06%
10 Years	0.26%	0.32%	0.72%	2.63%	3.21%	7.43%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,129.50	$2.62	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN ETF

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 2.44%, net of fees, while the total return for the Index was 2.85%.

As represented by the Index, Japanese stocks advanced for the reporting period but trailed the broad global equity market. Currency fluctuations had a significant impact on Index performance as the Japanese yen appreciated by 15% against the U.S dollar. In local currency terms, Japanese equities declined for the reporting period.

The Index underperformed the broad global equity market amid continued weakness in the Japanese economy, which grew by just 0.8% for the 12 months ended June 30, 2016 (the most recent data available). Japanese economic growth remained muted despite increased economic stimulus efforts from the Bank of Japan during the reporting period. In addition to maintaining its government bond purchase program, the Bank of Japan introduced negative interest rates in January 2016. The Japanese government also announced plans for a substantial fiscal stimulus package late in the reporting period.

From a sector perspective, seven of the ten sectors in the Index contributed to performance for the reporting period, led by the industrials and telecommunication services sectors. Machinery manufacturers led the advance in the industrials sector, while growing demand in the wireless industry paced the gain in the telecommunication services sector. Other leading contributors to Index performance included the materials and information technology sectors. On the downside, the financials sector detracted the most from Index performance; in particular, banks struggled as negative interest rates constrained profit growth. The other two declining sectors in the Index were utilities and energy.

Special Note: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-four reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	21.18%
Industrials	19.74
Financials**	13.00
Information Technology	10.53
Consumer Staples	8.01
Health Care	7.87
Telecommunication Services	6.22
Materials	5.93
Real Estate**	4.68
Utilities	2.07
Energy	0.77

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Toyota Motor Corp.	5.51%
Mitsubishi UFJ Financial Group Inc.	2.39
SoftBank Group Corp.	2.14
KDDI Corp.	1.84
Honda Motor Co. Ltd.	1.72
Sumitomo Mitsui Financial Group Inc.	1.62
Japan Tobacco Inc.	1.48
Mizuho Financial Group Inc.	1.41
Sony Corp.	1.36
NTT DOCOMO Inc.	1.20

TOTAL	20.67%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.68)%	(1.90)%	(1.40)%	(1.68)%	(1.90)%	(1.40)%
5 Years	(1.21)%	(1.33)%	(1.28)%	(5.91)%	(6.46)%	(6.25)%
10 Years	3.75%	3.74%	3.39%	44.47%	44.41%	39.56%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Mexico Index. Index performance beginning on December 1, 2007 through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,048.70	$2.52	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

The iShares MSCI Mexico Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -1.68%, net of fees, while the total return for the Index was -1.40%.

As represented by the Index, Mexican stocks declined for the reporting period, trailing the positive performance of the broad global equity market. Currency fluctuations had a significant impact on Index performance as the Mexican peso fell by 13% against the U.S dollar for the reporting period. In local currency terms, the Index posted a positive return for the reporting period.

The Mexican economy slowed during the reporting period, including a contraction in the second quarter of 2016 — the first quarterly contraction in three years. Declining industrial production and reduced energy output were the primary contributing factors to the recent economic weakness. Despite the economic slowdown, the Bank of Mexico raised interest rates three times during the reporting period to support the flagging Mexican peso.

From a sector perspective, just two of the seven sectors in the Index declined for the reporting period — telecommunication services and consumer discretionary, which together represented approximately a quarter of the Index on average during the reporting period. Increased price competition and regulatory challenges weighed on the wireless telecommunication services industry, while media companies and retailers detracted the most in the consumer discretionary sector. On the positive side, the materials and financials sectors contributed the most to Index performance during the reporting period. The metals and mining industry led the advance in the materials sector, while banks contributed the most in the financials sector. The consumer staples, industrials, and healthcare sectors also contributed positively to Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Staples	27.18%
Financials**	15.54
Materials	14.71
Industrials	13.89
Telecommunication Services	10.89
Consumer Discretionary	10.74
Real Estate**	6.37
Health Care	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

America Movil SAB de CV	9.95%
Fomento Economico Mexicano SAB de CV	8.73
Grupo Financiero Banorte SAB de CV	6.80
Grupo Televisa SAB	6.72
Wal-Mart de Mexico SAB de CV	5.95
Cemex SAB de CV CPO	5.68
Grupo Mexico SAB de CV Series B	4.53
Fibra Uno Administracion SA de CV	2.98
Grupo Bimbo SAB de CV	2.80
Alfa SAB de CV	2.75

TOTAL	56.89%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA CAPPED ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.92%	20.58%	21.07%	20.92%	20.58%	21.07%
5 Years	1.33%	1.15%	1.94%	6.83%	5.90%	10.07%
10 Years	3.34%	3.28%	3.80%	38.91%	38.11%	45.27%
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,223.70	$3.52	$1,000.00	$1,022.00	$3.20	0.63%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 18 for more information.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

The iShares MSCI South Korea Capped ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 20.92%, net of fees, while the total return for the Index was 21.07%.

As represented by the Index, South Korean stocks posted solid gains for the reporting period and outpaced the broad global equity market. Index performance benefited from currency fluctuations as the South Korean won appreciated by 6% against the U.S dollar for the reporting period.

The Index’s solid return for the reporting period was driven in part by an improving economic environment in South Korea. The South Korean economy grew by 3.3% for the 12 months ended June 30, 2016 (the most recent data available), up from 2.2% for the prior 12 months. Nonetheless, the country’s economic growth rate remained below its long-term historical average, as growth in South Korea’s export-oriented economy has been hit by declining global demand. As a result, the Bank of Korea reduced short-term interest rates in June 2016 — the central bank’s fifth rate cut since mid-2014 — to stimulate economic activity. The improving South Korean economy and more accommodative interest rate policy provided a favorable backdrop for equity market performance.

Every sector in the Index advanced for the reporting period. Information technology, which represented more than a third of the Index on average during the reporting period, contributed the most to Index performance. The hardware, storage, and peripherals industry led the advance in the information technology sector, although the internet software and services industry also contributed meaningfully. Other leading contributors to Index performance included the materials and financials sectors. No single sector detracted from Index performance; however, the industrials and telecommunication services sectors contributed the least during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	34.01%
Consumer Discretionary	14.49
Financials	13.66
Industrials	11.49
Consumer Staples	9.51
Materials	8.12
Utilities	2.52
Health Care	2.46
Energy	2.43
Telecommunication Services	1.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Samsung Electronics Co. Ltd.	21.53%
NAVER Corp.	3.60
SK Hynix Inc.	3.24
Hyundai Motor Co.	3.05
Hyundai Mobis Co. Ltd.	2.72
Shinhan Financial Group Co. Ltd.	2.67
POSCO	2.48
KB Financial Group Inc.	2.31
Korea Electric Power Corp.	2.29
KT&G Corp.	2.11

TOTAL	46.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.48%

BELGIUM — 0.28%
Proximus SADP	146,540	$4,476,819
UCB SA	55,372	4,539,568

		9,016,387
CANADA — 4.16%
Agnico Eagle Mines Ltd.	326,453	16,538,494
BCE Inc.	258,451	12,069,123
Fairfax Financial Holdings Ltd.	14,397	8,144,310
First Capital Realty Inc.	176,501	2,985,067
Franco-Nevada Corp.	273,254	19,083,316
Goldcorp Inc.	719,339	10,943,185
Intact Financial Corp.	217,476	15,776,354
RioCan REIT	172,460	3,619,945
Rogers Communications Inc. Class B	87,338	3,738,350
Shaw Communications Inc. Class B	642,550	12,845,613
Silver Wheaton Corp.	457,291	11,585,193
TELUS Corp.	284,776	9,337,345
Thomson Reuters Corp.	226,036	9,356,362

		136,022,657
CHILE — 0.38%
Aguas Andinas SA Series A	4,706,520	2,828,086
Banco de Chile	43,753,864	4,856,957
Empresas COPEC SA	533,602	4,687,253

		12,372,296
CHINA — 3.42%
Agricultural Bank of China Ltd. Class H	7,327,000	3,013,263
ANTA Sports Products Ltd.[a]	1,293,000	3,500,564
Beijing Capital International Airport Co. Ltd. Class H	1,796,000	2,025,977
China Construction Bank Corp. Class H	13,050,000	9,757,953
China Huishan Dairy Holdings Co. Ltd.[a]	7,758,000	2,980,480
China Medical System Holdings Ltd.[a]	1,347,000	2,257,518
China Mobile Ltd.	2,245,000	27,726,948
China Unicom Hong Kong Ltd.	1,724,000	1,953,648
CITIC Ltd.[a]	4,310,000	6,789,983
COSCO Pacific Ltd.[a]	1,724,000	1,866,968
CSPC Pharmaceutical Group Ltd.	6,034,000	5,857,611

Security	Shares	Value
Guangdong Investment Ltd.	6,034,000	$9,334,837
Hengan International Group Co. Ltd.[a]	862,000	7,295,620
Industrial & Commercial Bank of China Ltd. Class H	3,017,000	1,917,531
Jiangsu Expressway Co. Ltd. Class H	1,796,000	2,523,789
Semiconductor Manufacturing International Corp.[a,b]	22,412,000	2,455,951
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,592,000	2,324,664
Shenzhou International Group Holdings Ltd.[a]	898,000	5,898,488
Sino Biopharmaceutical Ltd.	5,172,000	3,320,535
Sun Art Retail Group Ltd.[a]	4,094,500	2,634,036
Zhejiang Expressway Co. Ltd. Class H	2,694,000	3,004,235
Zijin Mining Group Co. Ltd. Class H	10,344,000	3,440,554

		111,881,153
COLOMBIA — 0.06%
Corp. Financiera Colombiana SA	140,016	1,846,782

		1,846,782
CZECH REPUBLIC — 0.05%
Komercni Banka AS	44,567	1,505,834

		1,505,834
DENMARK — 0.14%
William Demant Holding A/Sa,b	222,893	4,649,580

		4,649,580
EGYPT — 0.07%
Commercial International Bank Egypt SAE	386,196	2,126,264

		2,126,264
GERMANY — 0.21%
MAN SE	64,650	6,715,084

		6,715,084
HONG KONG — 3.23%
Cheung Kong Infrastructure Holdings Ltd.	898,000	7,542,424
CLP Holdings Ltd.	2,245,000	23,023,786
Hang Seng Bank Ltd.[a]	1,080,500	18,958,462
HK Electric Investments & HK Electric Investments Ltd.[a,c]	4,490,000	4,214,033

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
HKT Trust & HKT Ltd.	4,490,000	$6,193,702
Hong Kong & China Gas Co. Ltd.[a]	4,234,046	8,078,626
Link REIT	1,347,000	9,794,153
MTR Corp. Ltd.	2,469,500	13,498,798
Power Assets Holdings Ltd.[a]	898,000	8,590,144
Yue Yuen Industrial Holdings Ltd.	1,347,000	5,730,622

		105,624,750
INDIA — 0.25%
Wipro Ltd. ADR[a]	785,942	8,110,921

		8,110,921
INDONESIA — 0.88%
Bank Central Asia Tbk PT	11,206,000	12,713,931
Hanjaya Mandala Sampoerna Tbk PT	10,131,500	3,039,832
Kalbe Farma Tbk PT	23,549,400	3,186,670
Telekomunikasi Indonesia Persero Tbk PT	22,017,000	6,987,680
Unilever Indonesia Tbk PT	853,100	2,935,847

		28,863,960
IRELAND — 0.20%
Kerry Group PLC Class A	52,582	4,461,343
Ryanair Holdings PLC ADR	30,432	2,209,667

		6,671,010
ISRAEL — 0.78%
Azrieli Group Ltd.[a]	77,431	3,377,378
Bank Hapoalim BM	651,110	3,487,183
Bank Leumi le-Israel BMb	570,507	2,132,511
Mizrahi Tefahot Bank Ltd.	258,451	3,112,056
Nice Ltd.	56,719	3,866,881
Teva Pharmaceutical Industries Ltd.	184,612	9,355,412

		25,331,421
JAPAN — 12.25%
ABC-Mart Inc.	44,900	2,821,579
Ajinomoto Co. Inc.	172,400	3,655,177
ANA Holdings Inc.	1,796,000	4,884,370
Astellas Pharma Inc.	673,500	10,291,166
Benesse Holdings Inc.	134,700	3,107,209
Canon Inc.	763,300	21,872,879
Chugai Pharmaceutical Co. Ltd.	89,800	2,817,238
Eisai Co. Ltd.	89,800	5,235,114
FamilyMart Co. Ltd.[a]	88,000	6,304,249
FUJIFILM Holdings Corp.	89,800	3,374,608

Security	Shares	Value
Japan Airlines Co. Ltd.	224,500	$6,830,391
Japan Prime Realty Investment Corp.	1,347	5,957,872
Japan Real Estate Investment Corp.	1,347	7,917,784
Japan Retail Fund Investment Corp.	4,041	9,075,500
Kakaku.com Inc.	224,500	3,754,870
Keikyu Corp.	898,000	8,317,146
Kintetsu Group Holdings Co. Ltd.	449,000	1,710,311
Konami Holdings Corp.	89,800	3,173,191
Kyowa Hakko Kirin Co. Ltd.	140,700	1,996,883
Lawson Inc.	134,700	9,454,459
M3 Inc.	86,200	2,579,291
McDonald’s Holdings Co. Japan Ltd.[a]	134,700	3,719,275
Miraca Holdings Inc.	89,800	4,258,413
Mitsubishi Tanabe Pharma Corp.	404,100	7,501,059
Nagoya Railroad Co. Ltd.	898,000	4,401,663
Nippon Building Fund Inc.	1,010	6,180,983
Nippon Prologis REIT Inc.	2,694	6,467,059
Nippon Telegraph & Telephone Corp.	359,200	15,786,950
Nissin Foods Holdings Co. Ltd.	89,800	4,983,342
Nitori Holdings Co. Ltd.	95,900	9,725,828
Nomura Real Estate Master Fund Inc.	4,041	6,668,910
Nomura Research Institute Ltd.	192,300	6,506,985
NTT Data Corp.	224,500	11,698,700
NTT DOCOMO Inc.	517,200	13,015,629
Oracle Corp. Japan	44,900	2,613,216
Oriental Land Co. Ltd./Japan	134,700	7,890,437
Otsuka Corp.	89,800	3,806,961
Otsuka Holdings Co. Ltd.	493,900	21,406,233
Park24 Co. Ltd.	134,700	3,939,358
Recruit Holdings Co. Ltd.	449,000	17,081,404
Sankyo Co. Ltd.	89,800	3,116,759
Santen Pharmaceutical Co. Ltd.	646,500	8,137,893
Secom Co. Ltd.	224,500	17,042,336
Shimadzu Corp.	50,000	782,617
Shimamura Co. Ltd.	44,900	5,196,046
Shionogi & Co. Ltd.	44,900	2,005,057
Showa Shell Sekiyu KK	179,600	1,531,466
Suntory Beverage & Food Ltd.	224,500	8,909,678
Taisho Pharmaceutical Holdings Co. Ltd.	44,900	4,115,164

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Takeda Pharmaceutical Co. Ltd.	673,500	$29,691,690
Tobu Railway Co. Ltd.	1,347,000	6,537,381
Toho Co. Ltd./Tokyo	134,700	3,926,335
TonenGeneral Sekiyu KK	449,000	4,145,550
Toyo Suisan Kaisha Ltd.	134,700	5,515,101
United Urban Investment Corp.	4,741	8,447,492
USS Co. Ltd.	134,700	2,153,950
Yamato Holdings Co. Ltd.	269,400	6,358,970

		400,397,177
MALAYSIA — 0.93%
Axiata Group Bhd[a]	3,241,500	4,388,074
Hong Leong Bank Bhd	628,600	2,027,392
IHH Healthcare Bhd	1,349,900	2,176,882
Malayan Banking Bhd[a]	2,340,600	4,513,252
Maxis Bhd[a]	2,969,200	4,597,849
Petronas Dagangan Bhd	269,400	1,554,422
Public Bank Bhd[a]	1,529,560	7,467,708
Telekom Malaysia Bhd	2,116,100	3,569,011

		30,294,590
PHILIPPINES — 0.55%
Aboitiz Equity Ventures Inc.	2,881,720	4,638,459
Bank of the Philippine Islands	1,323,179	2,995,931
BDO Unibank Inc.	3,021,310	7,411,433
Jollibee Foods Corp.	369,050	1,940,492
PLDT Inc.	28,015	1,097,873

		18,084,188
POLAND — 0.05%
Polski Koncern Naftowy ORLEN SA	91,408	1,519,046

		1,519,046
QATAR — 0.31%
Doha Bank QSC	118,921	1,226,327
Qatar National Bank SAQ	201,732	9,030,254

		10,256,581
SINGAPORE — 1.01%
Singapore Airlines Ltd.[a]	1,035,600	7,978,721
Singapore Press Holdings Ltd.[a]	1,439,500	3,982,034
Singapore Telecommunications Ltd.	6,034,000	17,798,496
StarHub Ltd.[a]	1,260,100	3,384,060

		33,143,311
SOUTH KOREA — 0.96%
CJ Korea Express Corp.[a,b]	13,792	2,486,271
Dongbu Insurance Co. Ltd.	47,410	2,870,112

Security	Shares	Value
Hyundai Department Store Co. Ltd.	16,378	$1,843,443
Kangwon Land Inc.	143,523	5,078,011
Kia Motors Corp.	76,287	2,870,170
KT&G Corp.	12,661	1,328,553
NAVER Corp.	1,608	1,218,619
S-1 Corp.	32,756	3,025,891
Samsung Fire & Marine Insurance Co. Ltd.	14,223	3,444,135
Samsung Life Insurance Co. Ltd.	24,567	2,269,418
SK Telecom Co. Ltd.	24,998	4,898,711

		31,333,334
SWITZERLAND — 4.11%
Chocoladefabriken Lindt & Sprungli AG Registered	116	7,991,492
Givaudan SA Registered	898	1,858,057
Kuehne + Nagel International AG Registered	78,011	10,901,135
Nestle SA Registered	440,482	35,102,275
Novartis AG Registered	223,791	17,629,050
Roche Holding AG	81,950	20,000,621
Schindler Holding AG Registered	34,480	6,520,161
Sonova Holding AG Registered	79,735	11,044,663
Swiss Prime Site AG Registered[b]	62,146	5,471,100
Swisscom AG Registered	37,497	17,932,767

		134,451,321
TAIWAN — 3.71%
Asia Cement Corp.	4,041,000	3,610,480
Asustek Computer Inc.	898,000	7,598,777
Chang Hwa Commercial Bank Ltd.	8,091,630	4,067,427
Chicony Electronics Co. Ltd.	906,504	2,242,655
Chunghwa Telecom Co. Ltd.	6,735,000	24,197,224
Delta Electronics Inc.	449,000	2,334,820
Far EasTone Telecommunications Co. Ltd.	2,694,000	6,274,298
First Financial Holding Co. Ltd.	16,909,328	8,686,344
Formosa Petrochemical Corp.	1,796,000	5,252,637
Hon Hai Precision Industry Co. Ltd.	2,694,000	7,471,423
Hua Nan Financial Holdings Co. Ltd.	10,998,487	5,667,269
Mega Financial Holding Co. Ltd.	8,980,000	6,112,983
Quanta Computer Inc.	898,000	1,661,260
Synnex Technology International Corp.	2,357,250	2,488,706

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Taiwan Business Bank[b]	7,214,593	$1,928,105
Taiwan Cooperative Financial Holding Co. Ltd.	13,964,538	6,139,371
Taiwan Mobile Co. Ltd.	3,143,000	11,044,405
Taiwan Semiconductor Manufacturing Co. Ltd.	2,245,000	12,452,372
WPG Holdings Ltd.	1,796,000	2,136,714

		121,367,270
THAILAND — 0.74%
Advanced Info Service PCL NVDR	1,647,500	7,876,854
Bangkok Dusit Medical Services PCL NVDR	4,681,200	3,178,004
BTS Group Holdings PCL NVDR	11,481,400	3,001,738
Bumrungrad Hospital PCL NVDR[a]	583,700	2,866,606
CP ALL PCL NVDR	2,116,100	3,805,441
Krung Thai Bank PCL NVDR	6,483,000	3,558,435

		24,287,078
UNITED ARAB EMIRATES — 0.28%
DP World Ltd.	92,306	1,707,661
Emirates Telecommunications Group Co. PJSC	460,632	2,476,786
First Gulf Bank PJSC	565,119	1,800,085
National Bank of Abu Dhabi PJSC	1,222,095	3,034,359

		9,018,891
UNITED KINGDOM — 2.65%
AstraZeneca PLC	39,150	2,517,076
Capita PLC	153,436	2,079,884
Compass Group PLC	480,565	9,075,886
Fresnillo PLC	373,246	7,850,771
GlaxoSmithKline PLC	527,544	11,324,245
Inmarsat PLC	502,546	5,074,600
Kingfisher PLC	1,458,504	7,088,759
Next PLC	49,134	3,555,380
Randgold Resources Ltd.	122,451	11,466,741
Reckitt Benckiser Group PLC	84,045	8,094,819
Royal Mail PLC	802,953	5,405,363
SABMiller PLC	52,151	3,003,928
Sky PLC	351,696	3,910,630
TUI AG	440,051	6,126,436

		86,574,518
UNITED STATES — 57.82%
Abbott Laboratories	426,421	17,918,210
Accenture PLC Class A	30,619	3,521,185

Security	Shares	Value
Adobe Systems Inc.[b]	25,860	$2,645,737
Advance Auto Parts Inc.	10,805	1,700,491
Alleghany Corp.[b]	18,384	9,857,501
Allergan PLC[b]	7,327	1,718,475
Allstate Corp. (The)	28,345	1,954,671
Altria Group Inc.	317,444	20,979,874
American Capital Agency Corp.	571,168	11,029,254
American Tower Corp.	87,338	9,902,382
American Water Works Co. Inc.	98,268	7,270,849
AmerisourceBergen Corp.	216,129	18,796,739
Annaly Capital Management Inc.	1,777,013	19,031,809
ANSYS Inc.[b]	146,109	13,893,505
Arch Capital Group Ltd.[b]	219,379	17,756,536
AT&T Inc.	947,769	38,744,797
Automatic Data Processing Inc.	517,200	46,449,732
AutoZone Inc.[b]	39,599	29,374,538
AvalonBay Communities Inc.	142,230	24,891,672
Axis Capital Holdings Ltd.	171,538	9,755,366
Baxter International Inc.	202,139	9,445,955
Becton Dickinson and Co.	144,385	25,586,466
Berkshire Hathaway Inc. Class Bb	134,179	20,192,598
Bristol-Myers Squibb Co.	301,269	17,289,828
Broadridge Financial Solutions Inc.	102,147	7,078,787
Campbell Soup Co.	124,559	7,563,222
Cardinal Health Inc.	54,923	4,375,715
CH Robinson Worldwide Inc.	149,474	10,376,485
Charter Communications Inc.[b]	7,327	1,884,578
Chipotle Mexican Grill Inc.[a,b]	18,438	7,628,354
Church & Dwight Co. Inc.	213,435	21,219,708
Cintas Corp.	109,397	12,855,241
Cisco Systems Inc.	185,959	5,846,551
Clorox Co. (The)	179,644	23,540,550
Coca-Cola Co. (The)	429,707	18,662,175
Colgate-Palmolive Co.	437,034	32,489,108
Comcast Corp. Class A	38,701	2,525,627
Consolidated Edison Inc.	462,894	34,832,773
Costco Wholesale Corp.	40,526	6,568,859
CR Bard Inc.	93,204	20,583,171
Crown Castle International Corp.	103,440	9,803,009
CVS Health Corp.	50,858	4,750,137
Darden Restaurants Inc.	33,762	2,081,090
DaVita HealthCare Partners Inc.[b]	161,655	10,447,763
Dollar General Corp.	100,388	7,369,483
Dollar Tree Inc.[b]	58,616	4,847,543
Dominion Resources Inc./VA	309,458	22,949,405

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
Duke Energy Corp.	310,751	$24,754,425
eBay Inc.[b]	103,560	3,330,490
Ecolab Inc.	25,651	3,156,356
Eli Lilly & Co.	276,271	21,480,070
EMC Corp.	203,528	5,900,277
Equity Residential	124,990	8,108,101
Essex Property Trust Inc.	13,050	2,963,655
Everest Re Group Ltd.	63,632	12,305,156
Eversource Energy	72,043	3,888,161
Expeditors International of Washington Inc.	230,077	11,653,400
Express Scripts Holding Co.[b]	124,721	9,067,217
Exxon Mobil Corp.	330,577	28,806,480
F5 Networks Inc.[b]	15,947	1,957,175
Federal Realty Investment Trust	102,578	16,309,902
Fidelity National Information Services Inc.	117,232	9,300,015
FNF Group	50,858	1,916,838
Foot Locker Inc.	77,149	5,064,060
Gartner Inc.[b]	138,351	12,589,941
General Mills Inc.	737,872	52,256,095
Genuine Parts Co.	36,635	3,766,811
Henry Schein Inc.[b]	96,975	15,883,535
Hershey Co. (The)	248,687	24,841,344
Home Depot Inc. (The)	51,720	6,936,686
Hormel Foods Corp.	137,058	5,243,839
Intel Corp.	77,580	2,784,346
International Business Machines Corp.	77,431	12,302,237
JB Hunt Transport Services Inc.	45,914	3,645,112
JM Smucker Co. (The)	82,752	11,733,406
Johnson & Johnson	411,605	49,120,941
Kellogg Co.	337,042	27,708,223
Kimberly-Clark Corp.	128,438	16,447,770
L Brands Inc.	36,635	2,791,953
Laboratory Corp. of America Holdings[b]	100,866	13,811,581
Lowe’s Companies Inc.	62,926	4,817,615
Macerich Co. (The)	92,306	7,558,938
Markel Corp.[b]	7,327	6,822,243
Marsh & McLennan Companies Inc.	290,063	19,616,961
McCormick & Co. Inc./MD	186,192	18,984,136
McDonald’s Corp.	296,097	34,246,579
McKesson Corp.	46,363	8,559,537
Merck & Co. Inc.	388,762	24,410,366

Security	Shares	Value
Microsoft Corp.	39,652	$2,278,404
Motorola Solutions Inc.	193,950	14,932,210
Newmont Mining Corp.	208,173	7,960,536
NextEra Energy Inc.	36,007	4,354,687
Nordstrom Inc.	53,013	2,675,036
O’Reilly Automotive Inc.[b]	31,032	8,687,408
Occidental Petroleum Corp.	90,941	6,988,816
OGE Energy Corp.	56,892	1,771,048
Oracle Corp.	66,374	2,735,936
Patterson Companies Inc.	137,322	6,316,812
Paychex Inc.	515,045	31,247,780
People’s United Financial Inc.	501,684	8,152,365
PepsiCo Inc.	284,029	30,320,096
Pfizer Inc.	527,544	18,358,531
PG&E Corp.	357,521	22,144,851
Procter & Gamble Co. (The)	461,601	40,302,383
Public Storage	88,685	19,860,119
QUALCOMM Inc.	79,304	5,001,703
Realty Income Corp.[a]	99,490	6,539,478
RenaissanceRe Holdings Ltd.	57,768	6,914,830
Republic Services Inc.	397,382	20,075,739
Reynolds American Inc.	59,909	2,969,689
Ross Stores Inc.	58,185	3,621,434
SBA Communications Corp. Class Ab	54,737	6,248,229
SCANA Corp.	37,066	2,618,713
Sherwin-Williams Co. (The)	5,172	1,467,348
Simon Property Group Inc.	19,785	4,263,074
Southern Co. (The)	913,720	46,901,248
Starbucks Corp.	200,846	11,293,571
Stericycle Inc.[b]	21,119	1,815,812
Stryker Corp.	122,027	14,113,643
Synopsys Inc.[b]	245,239	14,540,220
Sysco Corp.	65,081	3,375,101
Target Corp.	278,857	19,572,973
TJX Companies Inc. (The)	306,872	23,764,168
Travelers Companies Inc. (The)	112,922	13,404,971
UDR Inc.	256,655	9,285,778
United Parcel Service Inc. Class B	157,746	17,229,018
UnitedHealth Group Inc.	86,440	11,760,162
Varian Medical Systems Inc.[b]	167,941	16,144,168
Ventas Inc.	111,222	8,082,503
Verizon Communications Inc.	663,309	34,710,960
VF Corp.	31,894	1,979,023
Visa Inc. Class A	133,179	10,774,181

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2016

Security	Shares	Value
VMware Inc. Class Aa,b	72,408	$5,309,679
Wal-Mart Stores Inc.	274,978	19,644,428
Waste Management Inc.	405,571	25,932,210
Waters Corp.[b]	21,161	3,328,837
WEC Energy Group Inc.	322,412	19,306,031
Wells Fargo & Co.	134,041	6,809,283
Welltower Inc.	211,639	16,243,293
WR Berkley Corp.	166,366	9,877,149
Xcel Energy Inc.	448,929	18,567,703

		1,889,402,845

TOTAL COMMON STOCKS
(Cost: $2,911,439,571)		3,250,868,249

PREFERRED STOCKS — 0.06%

COLOMBIA — 0.06%
Grupo Aval Acciones y Valores SA	4,452,979	1,884,428

		1,884,428

TOTAL PREFERRED STOCKS
(Cost: $1,884,552)		1,884,428

SHORT-TERM INVESTMENTS — 2.78%

MONEY MARKET FUNDS — 2.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	88,500,685	88,500,685

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	2,334,558	$2,334,558

		90,835,243

TOTAL SHORT-TERM INVESTMENTS
(Cost: $90,835,243)		90,835,243

TOTAL INVESTMENTS IN SECURITIES — 102.32%
(Cost: $3,004,159,366)[g]		3,343,587,920
Other Assets, Less Liabilities — (2.32)%		(75,899,575)

NET ASSETS — 100.00%		$3,267,688,345

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,036,426,937. Net unrealized appreciation was $307,160,983, of which $386,437,288 represented gross unrealized appreciation on securities and $79,276,305 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,250,868,249	$—	$—	$3,250,868,249
Preferred stocks	1,884,428	—	—	1,884,428
Money market funds	90,835,243	—	—	90,835,243

Total	$3,343,587,920	$—	$—	$3,343,587,920

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.92%

AIRLINES — 0.14%
Qantas Airways Ltd.	957,903	$2,332,516

		2,332,516
BANKS — 32.00%
Australia & New Zealand Banking Group Ltd.	5,436,525	109,908,606
Bank of Queensland Ltd.	710,269	5,631,620
Bendigo & Adelaide Bank Ltd.	860,550	7,101,277
Commonwealth Bank of Australia	3,196,233	172,496,937
National Australia Bank Ltd.	4,929,085	101,279,803
Westpac Banking Corp.	6,215,784	137,621,626

		534,039,869
BEVERAGES — 1.17%
Coca-Cola Amatil Ltd.	1,067,486	7,846,194
Treasury Wine Estates Ltd.	1,375,710	11,610,868

		19,457,062
BIOTECHNOLOGY — 4.15%
CSL Ltd.	852,520	69,260,927

		69,260,927
CAPITAL MARKETS — 3.01%
ASX Ltd.	360,802	13,869,877
Macquarie Group Ltd.	570,763	34,616,837
Platinum Asset Management Ltd.	436,183	1,763,636

		50,250,350
CHEMICALS — 0.87%
Incitec Pivot Ltd.	3,145,051	6,736,442
Orica Ltd.	696,069	7,721,411

		14,457,853
COMMERCIAL SERVICES & SUPPLIES — 1.64%
Brambles Ltd.	2,955,462	27,364,916

		27,364,916
CONSTRUCTION & ENGINEERING — 0.25%
CIMIC Group Ltd.	184,405	4,103,639

		4,103,639

CONSTRUCTION MATERIALS — 1.22%
Boral Ltd.	1,386,101	6,885,800
James Hardie Industries PLC	830,446	13,537,204

		20,423,004
CONTAINERS & PACKAGING — 1.55%
Amcor Ltd./Australia	2,158,225	25,952,233

		25,952,233

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.75%
AMP Ltd.	5,511,911	$21,789,435
Challenger Ltd./Australia	1,064,764	7,354,055

		29,143,490
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.56%
Telstra Corp. Ltd.	7,973,840	31,521,821
TPG Telecom Ltd.	632,687	5,796,297
Vocus Communications Ltd.	939,548	5,430,044

		42,748,162
ELECTRIC UTILITIES — 0.26%
AusNet Services	3,297,967	4,263,171

		4,263,171
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.27%
Dexus Property Group	1,803,980	13,178,197
Goodman Group	3,314,072	18,904,350
GPT Group (The)	3,350,867	13,422,779
Mirvac Group	6,899,048	12,029,157
Scentre Group	9,921,668	37,059,462
Stockland	4,457,900	16,249,129
Vicinity Centres	6,270,918	15,599,732
Westfield Corp.	3,678,915	28,257,171

		154,699,977
FOOD & STAPLES RETAILING — 6.56%
Wesfarmers Ltd.	2,098,442	66,931,472
Woolworths Ltd.	2,382,900	42,461,506

		109,392,978
GAS UTILITIES — 0.86%
APA Group	2,076,708	14,421,334

		14,421,334
HEALTH CARE EQUIPMENT & SUPPLIES — 0.68%
Cochlear Ltd.	106,616	11,289,934

		11,289,934
HEALTH CARE PROVIDERS & SERVICES — 2.19%
Healthscope Ltd.	3,234,229	7,437,898
Ramsay Health Care Ltd.	263,629	16,438,883
Sonic Healthcare Ltd.	734,934	12,703,816

		36,580,597
HOTELS, RESTAURANTS & LEISURE — 2.46%
Aristocrat Leisure Ltd.	1,009,328	11,454,267
Crown Resorts Ltd.	678,889	6,699,178
Domino’s Pizza Enterprises Ltd.	114,369	6,505,862
Flight Centre Travel Group Ltd.[a]	103,436	2,864,622
Tabcorp Holdings Ltd.	1,550,000	5,789,567

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Security	Shares	Value
Tatts Group Ltd.	2,729,815	$7,816,570

		41,130,066
INSURANCE — 4.27%
Insurance Australia Group Ltd.	4,531,117	18,933,813
Medibank Pvt Ltd.	5,132,931	10,377,094
QBE Insurance Group Ltd.	2,555,498	19,052,205
Suncorp Group Ltd.	2,397,647	22,902,813

		71,265,925
IT SERVICES — 0.39%
Computershare Ltd.	869,070	6,453,120

		6,453,120
MEDIA — 0.26%
REA Group Ltd.	98,233	4,327,003

		4,327,003
METALS & MINING — 10.40%
Alumina Ltd.	4,563,838	4,561,838
BHP Billiton Ltd.	5,984,626	91,888,976
Fortescue Metals Group Ltd.	2,901,753	10,685,985
Newcrest Mining Ltd.[b]	1,428,425	23,821,701
Rio Tinto Ltd.	790,486	28,278,682
South32 Ltd.[b]	9,921,753	14,316,857

		173,554,039
MULTI-UTILITIES — 1.59%
AGL Energy Ltd.	1,257,405	17,529,807
DUET Group	4,534,940	8,963,659

		26,493,466
MULTILINE RETAIL — 0.25%
Harvey Norman Holdings Ltd.	1,037,200	4,193,753

		4,193,753
OIL, GAS & CONSUMABLE FUELS — 4.71%
Caltex Australia Ltd.	486,082	12,402,446
Oil Search Ltd.	2,553,557	12,896,530
Origin Energy Ltd.	3,267,527	12,917,039
Santos Ltd.	2,976,722	9,932,973
Woodside Petroleum Ltd.	1,412,905	30,401,313

		78,550,301
PROFESSIONAL SERVICES — 0.44%
Seek Ltd.	609,936	7,366,449

		7,366,449
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.64%
LendLease Group	1,031,056	10,708,985

		10,708,985

Security	Shares	Value
ROAD & RAIL — 0.76%
Aurizon Holdings Ltd.	3,824,313	$12,617,577

		12,617,577
TRANSPORTATION INFRASTRUCTURE — 2.62%
Sydney Airport	2,036,065	11,139,893
Transurban Group	3,793,185	32,669,815

		43,809,708

TOTAL COMMON STOCKS
(Cost: $1,945,199,873)		1,650,652,404

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	2,407,298	2,407,298
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	532,214	532,214

		2,939,512

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,939,512)		2,939,512

TOTAL INVESTMENTS IN SECURITIES — 99.09%
(Cost: $1,948,139,385)[f]		1,653,591,916
Other Assets, Less Liabilities — 0.91%		15,110,415

NET ASSETS — 100.00%		$1,668,702,331

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,019,125,044. Net unrealized depreciation was $365,533,128, of which $87,206,313 represented gross unrealized appreciation on securities and $452,739,441 represented gross unrealized depreciation on securities.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
ASX SPI 200 Index	172	Sep. 2016	Sydney Futures	$17,327,052	$17,483,314	$156,262

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,650,652,404	$—	$—	$1,650,652,404
Money market funds	2,939,512	—	—	2,939,512

Total	$1,653,591,916	$—	$—	$1,653,591,916

Derivative financial instruments[a]:
Assets:
Futures contracts	$156,262	$—	$—	$156,262

Total	$156,262	$—	$—	$156,262

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 0.60%
Bombardier Inc. Class Ba	5,093,928	$8,347,201
CAE Inc.	710,990	10,133,389

		18,480,590
AUTO COMPONENTS — 1.53%
Linamar Corp.	128,369	5,295,019
Magna International Inc. Class A	1,044,399	42,037,050

		47,332,069
BANKS — 27.61%
Bank of Montreal	1,693,807	112,287,895
Bank of Nova Scotia (The)	3,164,953	168,397,065
Canadian Imperial Bank of Commerce/Canada	1,039,033	82,438,425
National Bank of Canada	888,103	31,197,491
Royal Bank of Canada	3,917,249	243,415,503
Toronto-Dominion Bank (The)	4,880,454	217,677,808

		855,414,187
CAPITAL MARKETS — 4.31%
Brookfield Asset Management Inc. Class A	2,273,163	76,664,352
CI Financial Corp.	650,580	12,728,470
IGM Financial Inc.	254,919	7,208,182
Thomson Reuters Corp.	890,697	36,868,834

		133,469,838
CHEMICALS — 2.59%
Agrium Inc.	345,520	33,276,100
Methanex Corp.	236,844	6,875,796
Potash Corp. of Saskatchewan Inc.	2,209,562	40,013,104

		80,165,000
CONSTRUCTION & ENGINEERING — 0.54%
SNC-Lavalin Group Inc.	394,432	16,804,808

		16,804,808
CONTAINERS & PACKAGING — 0.45%
CCL Industries Inc. Class B	73,195	13,960,633

		13,960,633
DIVERSIFIED FINANCIAL SERVICES — 0.77%
Element Financial Corp.	1,018,117	10,592,048
Onex Corp.	219,131	13,376,169

		23,968,217
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.13%
BCE Inc.	388,753	18,153,955
TELUS Corp.	511,624	16,775,324

		34,929,279

Security	Shares	Value
ELECTRIC UTILITIES — 1.06%
Fortis Inc./Canada	745,709	$23,444,607
Hydro One Ltd.[b]	470,522	9,402,909

		32,847,516
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.64%
H&R REIT	366,035	6,505,801
RioCan REIT	419,510	8,805,537
Smart REIT	171,292	4,626,797

		19,938,135
FOOD & STAPLES RETAILING — 4.27%
Alimentation Couche-Tard Inc. Class B	1,105,205	56,968,114
Empire Co. Ltd. Class A	434,489	7,142,965
George Weston Ltd.	134,502	11,573,702
Jean Coutu Group PJC Inc. (The) Class A	217,075	3,211,330
Loblaw Companies Ltd.	590,027	32,085,993
Metro Inc.	623,911	21,179,830

		132,161,934
FOOD PRODUCTS — 0.72%
Saputo Inc.	672,452	22,345,876

		22,345,876
HOTELS, RESTAURANTS & LEISURE — 0.90%
Restaurant Brands International Inc.	582,794	27,792,707

		27,792,707
INSURANCE — 7.92%
Fairfax Financial Holdings Ltd.	60,498	34,223,410
Great-West Lifeco Inc.	784,554	18,728,121
Industrial Alliance Insurance & Financial Services Inc.	269,707	9,607,946
Intact Financial Corp.	345,795	25,084,995
Manulife Financial Corp.	5,194,231	70,824,125
Power Corp. of Canada	982,921	20,766,412
Power Financial Corp.	657,666	15,142,784
Sun Life Financial Inc.	1,612,387	50,852,158

		245,229,951
IT SERVICES — 0.89%
CGI Group Inc. Class Aa	568,916	27,677,229

		27,677,229
MEDIA — 0.70%
Shaw Communications Inc. Class B	1,083,979	21,670,492

		21,670,492

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2016

Security	Shares	Value
METALS & MINING — 8.14%
Agnico Eagle Mines Ltd.	581,712	$29,470,216
Barrick Gold Corp.	3,072,041	52,189,927
Eldorado Gold Corp.	1,766,062	5,653,337
First Quantum Minerals Ltd.	1,815,855	13,756,792
Franco-Nevada Corp.	469,270	32,772,539
Goldcorp Inc.	2,193,985	33,376,731
Kinross Gold Corp.[a]	3,275,695	13,082,308
Silver Wheaton Corp.	1,160,524	29,401,180
Teck Resources Ltd. Class B	1,492,752	24,176,655
Turquoise Hill Resources Ltd.[a]	2,652,743	8,168,196
Yamana Gold Inc.	2,496,856	10,105,030

		252,152,911
MULTI-UTILITIES — 0.54%
Atco Ltd./Canada Class I	199,889	7,329,492
Canadian Utilities Ltd. Class A	330,579	9,473,549

		16,803,041
MULTILINE RETAIL — 1.33%
Canadian Tire Corp. Ltd. Class A	183,179	18,754,190
Dollarama Inc.	302,689	22,354,761

		41,108,951
OIL, GAS & CONSUMABLE FUELS — 21.97%
AltaGas Ltd.	428,325	11,079,875
ARC Resources Ltd.	924,837	16,127,640
Cameco Corp.	1,043,552	9,623,855
Canadian Natural Resources Ltd.	2,888,730	89,674,915
Cenovus Energy Inc.	2,195,444	31,708,901
Crescent Point Energy Corp.	1,335,957	20,160,778
Enbridge Inc.	2,444,444	96,358,099
Encana Corp.	2,239,886	21,373,707
Husky Energy Inc.	927,853	11,399,711
Imperial Oil Ltd.	782,145	23,850,937
Inter Pipeline Ltd.	887,590	19,293,523
Keyera Corp.	481,576	14,861,486
Pembina Pipeline Corp.	1,016,470	30,570,410
Peyto Exploration & Development Corp.	432,120	12,413,096
PrairieSky Royalty Ltd.	545,627	10,687,561
Seven Generations Energy Ltd. Class Aa	568,518	13,085,815
Suncor Energy Inc.	4,382,694	118,782,515
Tourmaline Oil Corp.[a]	547,363	15,385,654
TransCanada Corp.	2,101,110	95,234,947
Veresen Inc.	809,964	7,975,866
Vermilion Energy Inc.	298,004	10,763,621

		680,412,912

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.19%
West Fraser Timber Co. Ltd.	177,947	$5,987,851

		5,987,851
PHARMACEUTICALS — 0.80%
Valeant Pharmaceuticals International Inc.[a,c]	853,349	24,773,494

		24,773,494
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.18%
First Capital Realty Inc.	332,907	5,630,278

		5,630,278
ROAD & RAIL — 6.14%
Canadian National Railway Co.	2,050,161	131,677,198
Canadian Pacific Railway Ltd.	382,694	58,583,202

		190,260,400
SOFTWARE — 1.36%
Constellation Software Inc./Canada	50,191	21,888,104
Open Text Corp.	319,057	20,057,026

		41,945,130
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.32%
BlackBerry Ltd.[a,c]	1,310,053	9,934,856

		9,934,856
TEXTILES, APPAREL & LUXURY GOODS — 0.56%
Gildan Activewear Inc.	590,864	17,387,492

		17,387,492
TRADING COMPANIES & DISTRIBUTORS — 0.25%
Finning International Inc.	442,859	7,850,997

		7,850,997
WIRELESS TELECOMMUNICATION SERVICES — 1.32%
Rogers Communications Inc. Class B	953,225	40,801,125

		40,801,125

TOTAL COMMON STOCKS
(Cost: $3,630,921,052)		3,089,237,899

SHORT-TERM INVESTMENTS — 0.27%

MONEY MARKET FUNDS — 0.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	7,205,616	7,205,616
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	1,204,076	1,204,076

		8,409,692

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2016

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,409,692)	$8,409,692

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $3,639,330,744)[g]	3,097,647,591
Other Assets, Less Liabilities — 0.00%	146,000

NET ASSETS — 100.00%	$3,097,793,591

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $3,685,447,722. Net unrealized depreciation was $587,800,131, of which $175,980,261 represented gross unrealized appreciation on securities and $763,780,392 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
S&P/TSX 60 Index	59	Sep. 2016	Montreal	$7,279,820	$7,645,425	$365,605

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,089,237,899	$—	$—	$3,089,237,899
Money market funds	8,409,692	—	—	8,409,692

Total	$3,097,647,591	$—	$—	$3,097,647,591

Derivative financial instruments[a]:
Assets:
Futures contracts	$365,605	$—	$—	$365,605

Total	$365,605	$—	$—	$365,605

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.65%

AIR FREIGHT & LOGISTICS — 0.29%
Yamato Holdings Co. Ltd.	1,714,500	$40,469,394

		40,469,394
AIRLINES — 0.23%
ANA Holdings Inc.	5,715,000	15,542,413
Japan Airlines Co. Ltd.	571,500	17,387,833

		32,930,246
AUTO COMPONENTS — 3.20%
Aisin Seiki Co. Ltd.	952,500	44,984,411
Bridgestone Corp.	3,098,800	106,503,930
Denso Corp.	2,286,000	94,414,773
Koito Manufacturing Co. Ltd.	571,500	27,211,655
NGK Spark Plug Co. Ltd.	952,500	17,818,799
NHK Spring Co. Ltd.	762,000	7,175,405
NOK Corp.	571,500	11,602,939
Stanley Electric Co. Ltd.	762,000	19,470,837
Sumitomo Electric Industries Ltd.	3,619,500	53,661,751
Sumitomo Rubber Industries Ltd.	762,000	11,300,894
Toyoda Gosei Co. Ltd.	381,000	8,774,032
Toyota Industries Corp.	762,000	36,466,380
Yokohama Rubber Co. Ltd. (The)	571,500	9,287,876

		448,673,682
AUTOMOBILES — 10.09%
Fuji Heavy Industries Ltd.	2,857,500	113,211,534
Honda Motor Co. Ltd.	7,810,500	239,370,474
Isuzu Motors Ltd.	2,857,500	32,888,807
Mazda Motor Corp.	2,667,000	43,975,139
Mitsubishi Motors Corp.	3,238,500	14,809,402
Nissan Motor Co. Ltd.	11,811,000	115,900,469
Suzuki Motor Corp.	1,714,500	56,837,826
Toyota Motor Corp.	12,763,500	769,746,343
Yamaha Motor Co. Ltd.	1,333,500	27,331,367

		1,414,071,361
BANKS — 7.92%
Aozora Bank Ltd.	5,715,000	20,222,265
Bank of Kyoto Ltd. (The)	1,905,000	13,776,188
Chiba Bank Ltd. (The)	3,810,000	22,579,688
Chugoku Bank Ltd. (The)	762,000	9,385,488
Concordia Financial Group Ltd.[a]	5,524,500	28,499,765

Security	Shares	Value
Fukuoka Financial Group Inc.	3,810,000	$16,133,611
Hachijuni Bank Ltd. (The)	1,905,000	10,074,298
Hiroshima Bank Ltd. (The)	1,976,000	8,233,731
Iyo Bank Ltd. (The)	1,143,000	7,370,629
Japan Post Bank Co. Ltd.	1,905,000	22,395,514
Joyo Bank Ltd. (The)	3,810,000	15,139,073
Kyushu Financial Group Inc.	1,714,600	10,161,452
Mitsubishi UFJ Financial Group Inc.	61,150,580	333,494,873
Mizuho Financial Group Inc.	113,538,080	197,252,313
Resona Holdings Inc.	10,477,500	47,933,030
Seven Bank Ltd.	2,667,000	9,437,057
Shinsei Bank Ltd.	8,007,000	12,772,804
Shizuoka Bank Ltd. (The)	2,661,000	21,918,809
Sumitomo Mitsui Financial Group Inc.	6,477,000	226,743,530
Sumitomo Mitsui Trust Holdings Inc.	15,422,320	55,212,308
Suruga Bank Ltd.	762,000	18,130,053
Yamaguchi Financial Group Inc.	322,000	3,399,468

		1,110,265,947
BEVERAGES — 1.07%
Asahi Group Holdings Ltd.	1,905,000	62,361,193
Kirin Holdings Co. Ltd.	4,000,500	65,227,856
Suntory Beverage & Food Ltd.	571,500	22,680,983

		150,270,032
BUILDING PRODUCTS — 1.41%
Asahi Glass Co. Ltd.	5,715,000	36,355,876
Daikin Industries Ltd.	1,143,000	105,962,459
LIXIL Group Corp.	1,333,500	26,905,926
TOTO Ltd.	762,000	28,952,096

		198,176,357
CAPITAL MARKETS — 1.26%
Daiwa Securities Group Inc.	7,620,000	44,525,818
Japan Exchange Group Inc.	2,476,500	38,691,197
Nomura Holdings Inc.	17,335,500	81,670,510
SBI Holdings Inc./Japan	952,510	11,308,380

		176,195,905
CHEMICALS — 4.15%
Air Water Inc.	309,000	5,711,877
Asahi Kasei Corp.	5,745,000	48,454,952
Daicel Corp.	1,333,500	17,004,752
Hitachi Chemical Co. Ltd.	571,500	12,321,216

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
JSR Corp.	952,500	$13,932,736
Kaneka Corp.	1,905,000	15,525,837
Kansai Paint Co. Ltd.	1,143,000	25,183,903
Kuraray Co. Ltd.	1,714,500	24,498,777
Mitsubishi Chemical Holdings Corp.	6,286,500	39,675,421
Mitsubishi Gas Chemical Co. Inc.	1,905,000	12,892,155
Mitsui Chemicals Inc.	3,838,000	18,367,187
Nippon Paint Holdings Co. Ltd.	762,000	27,294,533
Nitto Denko Corp.	764,400	52,204,008
Shin-Etsu Chemical Co. Ltd.	1,905,000	139,861,459
Sumitomo Chemical Co. Ltd.	7,620,000	34,919,321
Taiyo Nippon Sanso Corp.	571,500	5,801,470
Teijin Ltd.	3,810,000	14,218,205
Toray Industries Inc.	7,620,000	73,404,244

		581,272,053
COMMERCIAL SERVICES & SUPPLIES — 1.03%
Dai Nippon Printing Co. Ltd.	1,905,000	19,375,067
Park24 Co. Ltd.	571,500	16,713,757
Secom Co. Ltd.	952,500	72,306,569
Sohgo Security Services Co. Ltd.	381,000	19,043,554
Toppan Printing Co. Ltd.	1,905,000	16,980,809

		144,419,756
CONSTRUCTION & ENGINEERING — 0.94%
JGC Corp.	952,500	15,111,447
Kajima Corp.	3,869,000	25,996,568
Obayashi Corp.	3,048,000	28,141,731
Shimizu Corp.	2,180,000	19,453,183
Taisei Corp.	5,715,000	42,986,127

		131,689,056
CONSTRUCTION MATERIALS — 0.12%
Taiheiyo Cement Corp.	5,715,000	17,349,156

		17,349,156
CONSUMER FINANCE — 0.23%
Acom Co. Ltd.[a]	1,905,000	9,116,595
AEON Financial Service Co. Ltd.	571,570	10,526,812
Credit Saison Co. Ltd.	762,000	13,120,530

		32,763,937
CONTAINERS & PACKAGING — 0.10%
Toyo Seikan Group Holdings Ltd.	762,000	14,129,801

		14,129,801

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.06%
Benesse Holdings Inc.	381,000	$8,788,766

		8,788,766
DIVERSIFIED FINANCIAL SERVICES — 0.72%
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,286,000	10,718,906
ORIX Corp.	6,286,500	90,406,233

		101,125,139
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.04%
Nippon Telegraph & Telephone Corp.	3,305,300	145,268,950

		145,268,950
ELECTRIC UTILITIES — 1.26%
Chubu Electric Power Co. Inc.	3,048,000	41,225,427
Chugoku Electric Power Co. Inc. (The)	1,333,500	16,012,056
Hokuriku Electric Power Co.	762,000	9,105,544
Kansai Electric Power Co. Inc. (The)[a]	3,429,000	29,395,217
Kyushu Electric Power Co. Inc.	2,095,500	19,509,513
Shikoku Electric Power Co. Inc.	762,000	7,263,808
Tohoku Electric Power Co. Inc.	2,095,500	26,276,053
Tokyo Electric Power Co. Holdings Inc.[a]	6,858,000	27,648,146

		176,435,764
ELECTRICAL EQUIPMENT — 1.77%
Fuji Electric Co. Ltd.	2,069,000	9,441,369
Mabuchi Motor Co. Ltd.	201,700	10,705,593
Mitsubishi Electric Corp.	9,525,000	124,363,247
Nidec Corp.	1,143,000	103,011,998

		247,522,207
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.81%
Alps Electric Co. Ltd.	952,500	21,483,855
Hamamatsu Photonics KK	762,000	23,979,407
Hirose Electric Co. Ltd.	190,560	24,465,962
Hitachi High-Technologies Corp.	381,000	14,126,118
Hitachi Ltd.	22,860,000	109,620,148
Keyence Corp.	216,926	152,111,401
Kyocera Corp.	1,524,000	72,431,807
Murata Manufacturing Co. Ltd.	952,500	128,046,720
Nippon Electric Glass Co. Ltd.	1,905,500	9,561,121

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
Omron Corp.	952,500	$32,322,473
Shimadzu Corp.	908,000	14,212,327
TDK Corp.	571,500	40,886,547
Yaskawa Electric Corp.	1,143,000	16,840,837
Yokogawa Electric Corp.	1,143,000	14,641,804

		674,730,527
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.52%
Daiwa House Residential Investment Corp.[b]	5,715	16,122,560
Japan Prime Realty Investment Corp.	3,810	16,851,888
Japan Real Estate Investment Corp.	5,715	33,593,271
Japan Retail Fund Investment Corp.	11,440	25,692,580
Nippon Building Fund Inc.	7,620	46,632,764
Nippon Prologis REIT Inc.	7,620	18,292,125
Nomura Real Estate Master Fund Inc.	19,050	31,438,440
United Urban Investment Corp.	13,335	23,760,241

		212,383,869
FOOD & STAPLES RETAILING — 2.01%
Aeon Co. Ltd.	3,048,000	41,917,919
FamilyMart Co. Ltd.[b]	381,000	27,294,533
Lawson Inc.	381,000	26,742,012
Seven & I Holdings Co. Ltd.	3,619,580	152,607,806
Sundrug Co. Ltd.	190,500	13,813,023
Tsuruha Holdings Inc.	190,500	18,675,206

		281,050,499
FOOD PRODUCTS — 1.71%
Ajinomoto Co. Inc.	2,667,000	56,544,990
Calbee Inc.	381,000	13,831,440
Kikkoman Corp.	733,000	23,066,805
MEIJI Holdings Co. Ltd.	571,556	51,444,737
NH Foods Ltd.	684,000	14,978,102
Nisshin Seifun Group Inc.	952,575	13,473,362
Nissin Foods Holdings Co. Ltd.	381,000	21,143,133
Toyo Suisan Kaisha Ltd.	381,000	15,599,507
Yakult Honsha Co. Ltd.	381,000	16,815,053
Yamazaki Baking Co. Ltd.	571,500	12,989,767

		239,886,896

Security	Shares	Value
GAS UTILITIES — 0.67%
Osaka Gas Co. Ltd.	9,525,000	$37,506,961
Toho Gas Co. Ltd.	1,905,000	16,188,862
Tokyo Gas Co. Ltd.	9,525,000	40,840,504

		94,536,327
HEALTH CARE EQUIPMENT & SUPPLIES — 1.73%
CYBERDYNE Inc.[a,b]	571,500	9,000,566
Hoya Corp.	1,905,000	73,835,211
Olympus Corp.	1,333,500	43,639,943
Sysmex Corp.	762,000	49,137,526
Terumo Corp.	1,714,500	66,716,899

		242,330,145
HEALTH CARE PROVIDERS & SERVICES — 0.40%
Alfresa Holdings Corp.	762,000	14,225,571
Medipal Holdings Corp.	762,000	12,052,323
Miraca Holdings Inc.	381,000	18,067,434
Suzuken Co. Ltd./Aichi Japan	381,040	11,047,894

		55,393,222
HEALTH CARE TECHNOLOGY — 0.20%
M3 Inc.	952,500	28,500,870

		28,500,870
HOTELS, RESTAURANTS & LEISURE — 0.49%
McDonald’s Holdings Co. Japan Ltd.[b]	381,000	10,519,998
Oriental Land Co. Ltd./Japan	991,700	58,091,655

		68,611,653
HOUSEHOLD DURABLES — 3.23%
Casio Computer Co. Ltd.[b]	1,143,000	16,144,661
Iida Group Holdings Co. Ltd.	762,080	14,278,639
Nikon Corp.	1,714,500	25,178,378
Panasonic Corp.	10,477,515	107,474,679
Rinnai Corp.	190,500	17,864,843
Sekisui Chemical Co. Ltd.	1,912,000	26,729,366
Sekisui House Ltd.	2,857,500	46,024,991
Sharp Corp./Japan[a,b]	7,058,000	9,757,761
Sony Corp.	5,905,500	189,836,975

		453,290,293
HOUSEHOLD PRODUCTS — 0.33%
Unicharm Corp.	1,905,000	46,282,835

		46,282,835
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	762,000	18,608,904

		18,608,904

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 0.61%
Keihan Holdings Co. Ltd.	1,905,000	$12,358,051
Seibu Holdings Inc.	762,000	12,516,440
Toshiba Corp.[a]	19,050,000	60,261,614

		85,136,105
INSURANCE — 2.82%
Dai-ichi Life Insurance Co. Ltd. (The)	5,144,600	71,597,155
Japan Post Holdings Co. Ltd.	2,095,500	27,451,080
MS&AD Insurance Group Holdings Inc.	2,476,540	70,691,588
Sompo Japan Nipponkoa Holdings Inc.	1,714,550	54,966,383
Sony Financial Holdings Inc.	762,000	10,468,429
T&D Holdings Inc.	2,857,500	32,612,547
Tokio Marine Holdings Inc.	3,238,500	127,241,881

		395,029,063
INTERNET & DIRECT MARKETING RETAIL — 0.47%
Rakuten Inc.	4,381,500	55,237,357
Start Today Co. Ltd.	231,600	10,758,815

		65,996,172
INTERNET SOFTWARE & SERVICES — 0.33%
Kakaku.com Inc.	762,000	12,744,816
Mixi Inc.	190,500	6,768,381
Yahoo Japan Corp.	6,667,500	27,202,446

		46,715,643
IT SERVICES — 0.90%
Fujitsu Ltd.	9,525,000	48,363,997
Nomura Research Institute Ltd.	610,640	20,662,638
NTT Data Corp.	571,500	29,780,877
Obic Co. Ltd.	381,000	19,522,405
Otsuka Corp.	190,500	8,076,014

		126,405,931
LEISURE PRODUCTS — 0.90%
Bandai Namco Holdings Inc.	952,598	26,026,412
Sankyo Co. Ltd.	190,500	6,611,834
Sega Sammy Holdings Inc.	952,500	13,011,867
Shimano Inc.	381,000	55,399,430
Yamaha Corp.	762,000	24,716,102

		125,765,645
MACHINERY — 5.35%
Amada Holdings Co. Ltd.	1,524,000	15,942,070
FANUC Corp.	952,500	162,349,060

Security	Shares	Value
Hino Motors Ltd.	1,143,000	$12,663,779
Hitachi Construction Machinery Co. Ltd.	571,500	10,707,855
Hoshizaki Corp.	201,800	16,134,635
IHI Corp.	7,620,000	23,279,548
JTEKT Corp.	1,143,000	17,769,072
Kawasaki Heavy Industries Ltd.	7,620,000	22,321,845
Komatsu Ltd.	4,381,500	95,796,996
Kubota Corp.	4,953,000	72,641,765
Kurita Water Industries Ltd.	571,500	13,033,968
Makita Corp.	571,500	41,052,303
Minebea Co. Ltd.	1,714,500	17,404,409
Mitsubishi Heavy Industries Ltd.	15,240,000	66,361,444
Nabtesco Corp.	571,500	14,746,783
NGK Insulators Ltd.	1,333,500	28,929,995
NSK Ltd.	2,095,500	21,596,201
SMC Corp./Japan	265,600	74,825,581
Sumitomo Heavy Industries Ltd.	2,168,000	10,647,692
THK Co. Ltd.	572,100	11,211,357

		749,416,358
MARINE — 0.19%
Mitsui OSK Lines Ltd.	5,715,000	13,205,250
Nippon Yusen KK	7,620,000	13,849,857

		27,055,107
MEDIA — 0.57%
Dentsu Inc.	955,900	52,584,435
Hakuhodo DY Holdings Inc.	952,500	10,350,558
Toho Co. Ltd./Tokyo	571,500	16,658,505

		79,593,498
METALS & MINING — 1.43%
Hitachi Metals Ltd.	1,143,000	13,835,124
JFE Holdings Inc.	2,527,250	39,251,966
Kobe Steel Ltd.	15,240,000	14,144,535
Maruichi Steel Tube Ltd.	190,500	6,574,999
Mitsubishi Materials Corp.	5,715,000	16,133,611
Nippon Steel & Sumitomo Metal Corp.	3,820,370	81,109,223
Sumitomo Metal Mining Co. Ltd.	2,297,000	29,135,824

		200,185,282

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
MULTILINE RETAIL — 0.65%
Don Quijote Holdings Co. Ltd.	571,500	$18,675,207
Isetan Mitsukoshi Holdings Ltd.	1,524,060	13,879,872
J Front Retailing Co. Ltd.	1,143,000	12,906,888
Marui Group Co. Ltd.	952,500	11,612,148
Ryohin Keikaku Co. Ltd.	113,600	20,493,798
Takashimaya Co. Ltd.	1,905,000	13,941,944

		91,509,857
OIL, GAS & CONSUMABLE FUELS — 0.77%
Idemitsu Kosan Co. Ltd.	381,000	6,950,713
INPEX Corp.	4,572,000	39,710,782
JX Holdings Inc.	9,906,095	37,053,881
Showa Shell Sekiyu KK	762,000	6,497,646
TonenGeneral Sekiyu KK	1,905,000	17,588,582

		107,801,604
PAPER & FOREST PRODUCTS — 0.11%
Oji Holdings Corp.	3,810,000	15,323,246

		15,323,246
PERSONAL PRODUCTS — 1.39%
Kao Corp.	2,286,000	118,836,197
Kose Corp.	190,500	17,091,314
Pola Orbis Holdings Inc.	190,500	15,212,742
Shiseido Co. Ltd.	1,714,500	43,113,206

		194,253,459
PHARMACEUTICALS — 5.51%
Astellas Pharma Inc.	10,096,550	154,276,572
Chugai Pharmaceutical Co. Ltd.	1,143,000	35,858,607
Daiichi Sankyo Co. Ltd.	2,857,569	65,599,629
Eisai Co. Ltd.	1,159,400	67,590,100
Hisamitsu Pharmaceutical Co. Inc.	208,400	9,328,486
Kyowa Hakko Kirin Co. Ltd.	1,333,500	18,925,683
Mitsubishi Tanabe Pharma Corp.	952,500	17,680,669
Ono Pharmaceutical Co. Ltd.	1,913,900	49,903,691
Otsuka Holdings Co. Ltd.	1,905,000	82,565,041
Santen Pharmaceutical Co. Ltd.	1,714,500	21,581,467
Shionogi & Co. Ltd.	1,524,000	68,055,842
Sumitomo Dainippon Pharma Co. Ltd.	762,000	12,759,549

Security	Shares	Value
Taisho Pharmaceutical Holdings Co. Ltd.	190,500	$17,459,661
Takeda Pharmaceutical Co. Ltd.	3,429,000	151,169,720

		772,754,717
PROFESSIONAL SERVICES — 0.36%
Recruit Holdings Co. Ltd.	1,333,500	50,730,628

		50,730,628
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.15%
Aeon Mall Co. Ltd.	571,500	8,044,704
Daito Trust Construction Co. Ltd.	381,000	56,117,707
Daiwa House Industry Co. Ltd.	2,667,000	68,882,781
Hulic Co. Ltd.	1,333,500	12,634,311
Mitsubishi Estate Co. Ltd.	6,021,000	113,917,891
Mitsui Fudosan Co. Ltd.	4,297,000	92,557,800
Nomura Real Estate Holdings Inc.	571,500	9,315,503
NTT Urban Development Corp.	571,500	5,243,423
Sumitomo Realty & Development Co. Ltd.	1,905,000	50,288,611
Tokyo Tatemono Co. Ltd.	952,500	11,188,548
Tokyu Fudosan Holdings Corp.	2,286,000	12,730,082

		440,921,361
ROAD & RAIL — 3.97%
Central Japan Railway Co.	711,800	116,918,664
East Japan Railway Co.	1,598,700	136,940,900
Hankyu Hanshin Holdings Inc.	1,143,000	36,908,397
Keikyu Corp.	1,909,000	17,680,882
Keio Corp.	3,810,000	31,898,874
Keisei Electric Railway Co. Ltd.	958,000	11,521,748
Kintetsu Group Holdings Co. Ltd.	7,887,000	30,042,809
Nagoya Railroad Co. Ltd.	3,810,000	18,675,207
Nippon Express Co. Ltd.	3,810,000	18,049,016
Odakyu Electric Railway Co. Ltd.	2,262,000	23,224,672
Tobu Railway Co. Ltd.	5,715,000	27,736,549
Tokyu Corp.	5,715,000	42,654,614
West Japan Railway Co.	762,000	43,627,051

		555,879,383

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.64%
Rohm Co. Ltd.	381,000	$19,043,554
Tokyo Electron Ltd.	762,052	70,049,697

		89,093,251
SOFTWARE — 1.30%
GungHo Online Entertainment Inc.[b]	1,905,000	4,530,671
Konami Holdings Corp.	473,400	16,728,158
Nexon Co. Ltd.	762,000	10,438,962
Nintendo Co. Ltd.	541,300	118,663,678
Oracle Corp. Japan	190,500	11,087,253
Trend Micro Inc./Japan	571,500	20,277,517

		181,726,239
SPECIALTY RETAIL — 1.33%
ABC-Mart Inc.	190,500	11,971,286
Fast Retailing Co. Ltd.	256,300	90,046,329
Hikari Tsushin Inc.	43,400	3,902,161
Nitori Holdings Co. Ltd.	381,000	38,639,629
Shimamura Co. Ltd.	108,100	12,509,856
USS Co. Ltd.	952,500	15,231,160
Yamada Denki Co. Ltd.	3,048,000	14,262,406

		186,562,827
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.51%
Brother Industries Ltd.	1,143,000	19,183,526
Canon Inc.	5,143,550	147,391,910
FUJIFILM Holdings Corp.	2,095,500	78,747,122
Konica Minolta Inc.	2,095,500	18,881,481
NEC Corp.	13,321,000	33,870,769
Ricoh Co. Ltd.	3,048,000	27,493,440
Seiko Epson Corp.	1,333,500	25,552,250

		351,120,498
TEXTILES, APPAREL & LUXURY GOODS — 0.11%
ASICS Corp.	762,000	15,448,485

		15,448,485
TOBACCO — 1.47%
Japan Tobacco Inc.	5,334,000	206,687,021

		206,687,021
TRADING COMPANIES & DISTRIBUTORS — 3.33%
ITOCHU Corp.	7,239,000	85,452,884
Marubeni Corp.	7,810,500	38,941,121
Mitsubishi Corp.	7,239,000	150,854,783
Mitsui & Co. Ltd.	8,191,500	109,051,051
Sumitomo Corp.	5,524,500	59,926,418

Security	Shares	Value
Toyota Tsusho Corp.	952,500	$21,787,741

		466,013,998
TRANSPORTATION INFRASTRUCTURE — 0.20%
Japan Airport Terminal Co. Ltd.[b]	190,500	7,514,284
Kamigumi Co. Ltd.	1,905,000	16,501,958
Mitsubishi Logistics Corp.	260,000	4,009,281

		28,025,523
WIRELESS TELECOMMUNICATION SERVICES — 5.16%
KDDI Corp.	8,763,000	257,209,532
NTT DOCOMO Inc.	6,667,500	167,791,391
SoftBank Group Corp.	4,572,000	298,626,500

		723,627,423

TOTAL COMMON STOCKS
(Cost: $15,240,138,759)		13,966,201,873

SHORT-TERM INVESTMENTS — 0.37%

MONEY MARKET FUNDS — 0.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	50,929,509	50,929,509
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	1,192,177	1,192,177

		52,121,686

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,121,686)		52,121,686

TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $15,292,260,445)[f]		14,018,323,559
Other Assets, Less Liabilities — (0.02)%		(3,143,895)

NET ASSETS — 100.00%		$14,015,179,664

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $15,497,563,488. Net unrealized depreciation was $1,479,239,929, of which $802,415,561 represented gross unrealized appreciation on securities and $2,281,655,490 represented gross unrealized depreciation on securities.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2016

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
TOPIX Index	358	Sep. 2016	Osaka Securities	$45,381,361	$46,050,080	$668,719

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$13,966,201,873	$—	$—	$13,966,201,873
Money market funds	52,121,686	—	—	52,121,686

Total	$14,018,323,559	$—	$—	$14,018,323,559

Derivative financial instruments[a]:
Assets:
Futures contracts	$668,719	$—	$—	$668,719

Total	$668,719	$—	$—	$668,719

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.61%

AIRLINES — 1.46%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	5,630,400	$9,978,434
Grupo Aeromexico SAB de CVa,b	4,627,243	9,267,361

		19,245,795
AUTO COMPONENTS — 0.27%
Rassini SAB de CV	751,499	3,531,523

		3,531,523
BANKS — 12.62%
Banregio Grupo Financiero SAB de CVb	2,027,500	11,517,866
Grupo Financiero Banorte SAB de CV	16,637,178	89,240,081
Grupo Financiero Inbursa SAB de CV Series O	18,518,492	32,191,138
Grupo Financiero Interacciones SA de CV Series O	1,058,500	5,433,657
Grupo Financiero Santander Mexico SAB de CV Series B	14,660,050	27,876,918

		166,259,660
BEVERAGES — 11.56%
Arca Continental SAB de CV	3,426,929	21,282,148
Coca-Cola Femsa SAB de CV Series L	2,221,047	16,485,333
Fomento Economico Mexicano SAB de CV	12,549,310	114,547,475

		152,314,956
BUILDING PRODUCTS — 0.23%
Elementia SAB de CVa,b,c	2,445,609	2,975,882
Urbi Desarrollos Urbanos SAB de CVa,b	29,674,089	16

		2,975,898
CAPITAL MARKETS — 0.54%
Bolsa Mexicana de Valores SAB de CV	3,855,987	7,056,494

		7,056,494
CHEMICALS — 1.51%
Mexichem SAB de CV	8,637,774	19,821,960

		19,821,960
CONSTRUCTION MATERIALS — 5.66%
Cemex SAB de CV CPO[a]	90,373,832	74,574,127

		74,574,127

Security	Shares	Value
CONSUMER FINANCE — 2.02%
Credito Real SAB de CV SOFOM ERb	2,469,774	$4,827,308
Gentera SAB de CV	8,723,606	16,856,584
Unifin Financiera SAB de CV SOFOM ENR[b]	1,685,848	4,918,499

		26,602,391
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.94%
Axtel SAB de CV CPO[a,b]	12,615,777	3,383,151
Telesites SAB de CVa	15,318,246	8,978,857

		12,362,008
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.50%
Concentradora Fibra Hotelera Mexicana SA de CVb	5,560,190	4,137,268
Fibra Shop Portafolios Inmobiliarios SAPI de CV	4,656,294	4,167,992
Fibra Uno Administracion SA de CV	20,254,400	39,030,141
Macquarie Mexico Real Estate Management SA de CV	7,438,400	9,634,687
PLA Administradora Industrial S. de RL de CVb	5,631,100	9,415,632
Prologis Property Mexico SA de CV	3,677,800	6,135,920

		72,521,640
FOOD & STAPLES RETAILING — 6.89%
Grupo Comercial Chedraui SA de CV	3,259,400	7,842,425
La Comer SAB de CVa,b	5,358,055	4,861,472
Wal-Mart de Mexico SAB de CV	34,343,333	78,119,423

		90,823,320
FOOD PRODUCTS — 6.41%
Gruma SAB de CV Series B	1,754,030	23,263,121
Grupo Bimbo SAB de CV	12,966,104	36,756,908
Grupo Herdez SAB de CVb	2,444,244	5,239,863
Grupo Lala SAB de CV	5,466,300	11,411,331
Industrias Bachoco SAB de CV Series B	1,758,000	7,760,123

		84,431,346
HOTELS, RESTAURANTS & LEISURE — 1.53%
Alsea SAB de CV	4,573,366	16,399,282
Hoteles City Express SAB de CVa	3,860,090	3,713,051

		20,112,333

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Security	Shares	Value
HOUSEHOLD DURABLES — 0.47%
Consorcio ARA SAB de CV	10,103,119	$3,678,486
Corpovael SAB de CV	3,192,675	2,560,062

		6,238,548
HOUSEHOLD PRODUCTS — 2.21%
Kimberly-Clark de Mexico SAB de CV Series A	12,184,054	29,122,270

		29,122,270
INDUSTRIAL CONGLOMERATES — 4.18%
Alfa SAB de CV	22,240,151	36,055,712
Grupo Carso SAB de CV Series A1	4,688,033	19,036,613

		55,092,325
INSURANCE — 0.30%
Qualitas Controladora SAB de CV	2,659,900	3,955,577

		3,955,577
MACHINERY — 0.29%
Grupo Rotoplas SAB de CVb	2,048,100	3,796,888

		3,796,888
MEDIA — 6.93%
Grupo Televisa SAB	16,208,297	88,159,392
TV Azteca SAB de CV CPO[b]	16,992,239	3,106,895

		91,266,287
METALS & MINING — 7.49%
Grupo Mexico SAB de CV Series B	23,833,986	59,443,651
Industrias CH SAB de CV Series Ba,b	1,523,183	6,897,158
Industrias Penoles SAB de CV	1,161,203	26,809,135
Minera Frisco SAB de CV Series A1[a,b]	7,177,203	5,534,458

		98,684,402
MULTILINE RETAIL — 1.50%
El Puerto de Liverpool SAB de CV Series C1	1,570,290	17,042,146
Grupo Famsa SAB de CV Series Aa,b	5,158,887	2,690,345

		19,732,491
PHARMACEUTICALS — 0.67%
Genomma Lab Internacional SAB de CV Series Ba,b	7,946,693	8,886,398

		8,886,398

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.84%
Corp Inmobiliaria Vesta SAB de CVb	5,038,449	$7,193,683
Grupo GICSA SA de CVa	5,590,960	3,852,003

		11,045,686
TRANSPORTATION INFRASTRUCTURE — 7.68%
Grupo Aeroportuario del Centro Norte SAB de CVb	1,912,492	11,709,848
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,860,749	28,313,740
Grupo Aeroportuario del Sureste SAB de CV Series B	1,674,355	25,445,315
OHL Mexico SAB de CVa	7,158,100	10,083,461
Promotora y Operadora de Infraestructura SAB de CV	2,145,325	25,681,935

		101,234,299
WIRELESS TELECOMMUNICATION SERVICES — 9.91%
America Movil SAB de CV	218,880,918	130,618,040

		130,618,040

TOTAL COMMON STOCKS
(Cost: $1,750,709,240)		1,312,306,662

SHORT-TERM INVESTMENTS — 1.61%

MONEY MARKET FUNDS — 1.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	19,391,449	19,391,449
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	1,875,747	1,875,747

		21,267,196

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,267,196)		21,267,196

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.22%
(Cost: $1,771,976,436)[g]	$1,333,573,858
Other Assets, Less Liabilities — (1.22)%	(16,055,848)

NET ASSETS — 100.00%	$1,317,518,010

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $1,830,645,702. Net unrealized depreciation was $497,071,844, of which $9,038,476 represented gross unrealized appreciation on securities and $506,110,320 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,312,306,646	$—	$16	$1,312,306,662
Money market funds	21,267,196	—	—	21,267,196

Total	$1,333,573,842	$—	$16	$1,333,573,858

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.30%

AEROSPACE & DEFENSE — 0.80%
Korea Aerospace Industries Ltd. Class A	363,051	$27,578,852

		27,578,852
AIR FREIGHT & LOGISTICS — 0.57%
Hyundai Glovis Co. Ltd.	119,252	19,625,778

		19,625,778
AIRLINES — 0.23%
Korean Air Lines Co. Ltd.[a]	281,546	7,966,615

		7,966,615
AUTO COMPONENTS — 4.05%
Hankook Tire Co. Ltd.	465,651	23,303,431
Hanon Systems	1,258,676	13,207,631
Hyundai Mobis Co. Ltd.	401,703	93,850,791
Hyundai Wia Corp.	116,668	9,521,783

		139,883,636
AUTOMOBILES — 4.76%
Hyundai Motor Co.	882,073	105,215,882
Kia Motors Corp.	1,569,462	59,048,369

		164,264,251
BANKS — 8.05%
BNK Financial Group Inc.	1,736,236	13,780,887
DGB Financial Group Inc.	1,198,207	9,822,073
Hana Financial Group Inc.	1,779,780	46,769,107
Industrial Bank of Korea	1,629,832	17,175,360
KB Financial Group Inc.	2,285,417	79,733,382
Shinhan Financial Group Co. Ltd.	2,506,061	92,151,122
Woori Bank	1,949,837	18,536,567

		277,968,498
BEVERAGES — 0.19%
Lotte Chilsung Beverage Co. Ltd.	4,837	6,511,513

		6,511,513
BIOTECHNOLOGY — 1.27%
Celltrion Inc.[a,b]	456,170	43,694,131

		43,694,131
BUILDING PRODUCTS — 0.41%
KCC Corp.	38,279	14,161,513

		14,161,513

Security	Shares	Value
CAPITAL MARKETS — 1.48%
Korea Investment Holdings Co. Ltd.	273,327	$9,829,967
Mirae Asset Daewoo Co. Ltd.[b]	1,284,053	9,155,355
Mirae Asset Securities Co. Ltd.	512,240	10,819,060
NH Investment & Securities Co. Ltd.	1,010,619	9,154,486
Samsung Securities Co. Ltd.	387,599	12,184,166

		51,143,034
CHEMICALS — 4.05%
Hanwha Chemical Corp.	693,887	15,931,396
Hyosung Corp.[b]	137,969	16,333,550
Kumho Petrochemical Co. Ltd.[b]	134,277	8,297,476
LG Chem Ltd.	275,571	66,853,772
Lotte Chemical Corp.	96,270	23,139,336
OCI Co. Ltd.[a,b]	118,625	9,298,498

		139,854,028
COMMERCIAL SERVICES & SUPPLIES — 0.61%
KEPCO Plant Service & Engineering Co. Ltd.[b]	160,770	9,285,729
S-1 Corp.	128,981	11,914,837

		21,200,566
CONSTRUCTION & ENGINEERING — 1.74%
Daelim Industrial Co. Ltd.	184,866	13,446,307
Daewoo Engineering & Construction Co. Ltd.[a,b]	1,045,422	5,700,597
GS Engineering & Construction Corp.[a,b]	354,822	9,148,998
Hyundai Development Co.- Engineering & Construction	370,996	15,521,940
Hyundai Engineering & Construction Co. Ltd.	469,835	16,244,071

		60,061,913
CONSUMER FINANCE — 0.28%
Samsung Card Co. Ltd.	246,367	9,777,345

		9,777,345
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.60%
KT Corp.	206,382	5,849,032
LG Uplus Corp.	1,408,439	14,715,977

		20,565,009
ELECTRIC UTILITIES — 2.29%
Korea Electric Power Corp.	1,518,164	78,971,760

		78,971,760

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.25%
Doosan Heavy Industries & Construction Co. Ltd.	347,407	$8,615,070

		8,615,070
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.82%
LG Display Co. Ltd.	1,409,203	37,978,969
LG Innotek Co. Ltd.	105,341	7,794,289
Samsung Electro-Mechanics Co. Ltd.	358,195	17,090,559
Samsung SDI Co. Ltd.	334,418	34,641,506

		97,505,323
FOOD & STAPLES RETAILING — 1.32%
BGF retail Co. Ltd.[b]	66,836	12,138,377
Dongsuh Cos. Inc.	266,840	7,382,972
E-MART Inc.	125,616	17,743,964
GS Retail Co. Ltd.	197,243	8,331,969

		45,597,282
FOOD PRODUCTS — 1.34%
CJ CheilJedang Corp.	50,904	17,782,160
Lotte Confectionery Co. Ltd.	44,474	6,760,846
Orion Corp./Republic of Korea	23,533	15,681,631
Ottogi Corp.	9,749	6,111,705

		46,336,342
GAS UTILITIES — 0.23%
Korea Gas Corp.	206,658	7,867,831

		7,867,831
HOTELS, RESTAURANTS & LEISURE — 0.91%
Kangwon Land Inc.	730,634	25,850,683
Paradise Co. Ltd.[b]	381,731	5,734,524

		31,585,207
HOUSEHOLD DURABLES — 1.88%
Coway Co. Ltd.	335,694	25,109,309
Hanssem Co. Ltd.	74,134	9,773,720
LG Electronics Inc.[b]	653,211	30,170,733

		65,053,762
INDUSTRIAL CONGLOMERATES — 5.04%
CJ Corp.	94,630	16,210,161
Hanwha Corp.	315,133	10,358,408
LG Corp.	578,667	34,201,036
Samsung C&T Corp.	451,777	61,384,947
SK Holdings Co. Ltd.	273,672	52,034,497

		174,189,049

Security	Shares	Value
INSURANCE — 3.83%
Dongbu Insurance Co. Ltd.	317,394	$19,214,435
Hanwha Life Insurance Co. Ltd.	1,611,475	8,194,675
Hyundai Marine & Fire Insurance Co. Ltd.	425,305	12,892,654
Samsung Fire & Marine Insurance Co. Ltd.	202,281	48,982,843
Samsung Life Insurance Co. Ltd.	463,973	42,860,286

		132,144,893
INTERNET SOFTWARE & SERVICES — 4.02%
Kakao Corp.[b]	200,173	14,595,574
NAVER Corp.	163,813	124,145,278

		138,740,852
IT SERVICES — 0.89%
Samsung SDS Co. Ltd.	213,601	30,651,265

		30,651,265
MACHINERY — 1.18%
Hyundai Heavy Industries Co. Ltd.[a,b]	256,417	31,620,931
Samsung Heavy Industries Co. Ltd.[a,b]	1,068,709	9,278,119

		40,899,050
MEDIA — 0.47%
Cheil Worldwide Inc.	518,911	7,399,718
CJ E&M Corp.	140,048	8,729,449

		16,129,167
METALS & MINING — 3.80%
Hyundai Steel Co.	502,024	23,097,606
Korea Zinc Co. Ltd.	53,195	22,828,527
POSCO	412,024	85,361,026

		131,287,159
MULTILINE RETAIL — 1.01%
Hyundai Department Store Co. Ltd.	104,407	11,751,640
Lotte Shopping Co. Ltd.	73,544	13,389,625
Shinsegae Inc.	53,776	9,814,723

		34,955,988
OIL, GAS & CONSUMABLE FUELS — 2.43%
GS Holdings Corp.	335,103	14,846,716
S-Oil Corp.	288,682	18,304,769
SK Innovation Co. Ltd.	388,127	50,647,963

		83,799,448

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Security	Shares	Value
PERSONAL PRODUCTS — 3.97%
AmorePacific Corp.	191,129	$66,166,631
AmorePacific Group	175,029	22,761,619
LG Household & Health Care Ltd.	56,314	48,031,044

		136,959,294
PHARMACEUTICALS — 1.19%
Hanmi Pharm Co. Ltd.[b]	33,437	17,813,075
Hanmi Science Co. Ltd.	81,949	9,848,579
Yuhan Corp.	51,840	13,413,309

		41,074,963
ROAD & RAIL — 0.26%
CJ Korea Express Corp.[a]	49,208	8,870,680

		8,870,680
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.24%
SK Hynix Inc.	3,421,971	111,866,227

		111,866,227
SOFTWARE — 0.76%
NCsoft Corp.	108,834	26,354,421

		26,354,421
SPECIALTY RETAIL — 0.39%
Hotel Shilla Co. Ltd.[b]	223,118	13,567,175

		13,567,175
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 21.50%
Samsung Electronics Co. Ltd.	510,968	742,392,969

		742,392,969
TOBACCO — 2.10%
KT&G Corp.	691,555	72,566,758

		72,566,758
TRADING COMPANIES & DISTRIBUTORS — 0.38%
Posco Daewoo Corp.	346,753	7,121,654
SK Networks Co. Ltd.	1,039,901	5,903,653

		13,025,307
WIRELESS TELECOMMUNICATION SERVICES — 0.71%
SK Telecom Co. Ltd.	125,749	24,642,293

		24,642,293

TOTAL COMMON STOCKS
(Cost: $1,717,677,521)		3,359,906,217

Security	Shares	Value
PREFERRED STOCKS — 2.57%

AUTOMOBILES — 0.99%
Hyundai Motor Co.	151,054	$12,978,451
Hyundai Motor Co. Series 2	236,838	21,347,282

		34,325,733
CHEMICALS — 0.26%
LG Chem Ltd.	54,980	8,875,695

		8,875,695
PERSONAL PRODUCTS — 0.59%
AmorePacific Corp.	61,227	12,080,663
LG Household & Health Care Ltd.	15,909	8,118,584

		20,199,247
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.73%
Samsung Electronics Co. Ltd.	21,367	25,372,115

		25,372,115

TOTAL PREFERRED STOCKS
(Cost: $51,604,678)		88,772,790

RIGHTS — 0.00%

INDUSTRIAL CONGLOMERATES — 0.00%
Hanwha Corp.[a]	73,648	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 3.88%

MONEY MARKET FUNDS — 3.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	129,185,165	129,185,165
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	4,717,300	4,717,300

		133,902,465

TOTAL SHORT-TERM INVESTMENTS
(Cost: $133,902,465)		133,902,465

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 103.75%
(Cost: $1,903,184,664)[f]	$3,582,581,472
Other Assets, Less Liabilities — (3.75)%	(129,611,284)

NET ASSETS — 100.00%	$3,452,970,188

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $2,498,105,253. Net unrealized appreciation was $1,084,476,219, of which $1,749,647,521 represented gross unrealized appreciation on securities and $665,171,302 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$3,359,906,217	$—		$—	$3,359,906,217
Preferred stocks	88,772,790	—		—	88,772,790
Rights	—	0	[a]	—	0	[a]
Money market funds	133,902,465	—		—	133,902,465

Total	$3,582,581,472	$0	[a]	$—	$3,582,581,472

[a]	Rounds to less than $1.

The iShares MSCI South Korea Capped ETF had transfers from Level 2 to Level 1 during the year ended August 31, 2016 in the amount of $34,531,387, resulting from the resumption of trading after a temporary suspension.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,913,324,123	$1,945,199,873	$3,630,921,052
Affiliated (Note 2)	90,835,243	2,939,512	8,409,692

Total cost of investments	$3,004,159,366	$1,948,139,385	$3,639,330,744

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,252,752,677	$1,650,652,404	$3,089,237,899
Affiliated (Note 2)	90,835,243	2,939,512	8,409,692

Total fair value of investments	3,343,587,920	1,653,591,916	3,097,647,591
Foreign currency, at value[b]	4,569,273	12,664,844	6,261,201
Foreign currency pledged to broker, at value[b]	—	741,169	55,203
Receivables:
Investment securities sold	24,977	1,220,874	13,521,199
Dividends and interest	7,886,481	12,041,753	4,197,809
Futures variation margin	—	156,262	365,605
Tax reclaims	1,381,304	—	—

Total Assets	3,357,449,955	1,680,416,818	3,122,048,608

LIABILITIES
Payables:
Investment securities purchased	487,063	8,593,786	15,791,361
Collateral for securities on loan (Note 1)	88,500,685	2,407,298	7,205,616
Foreign taxes (Note 1)	182,769	—	—
Securities related to in-kind transactions (Note 4)	24,977	—	—
Investment advisory fees (Note 2)	566,116	713,403	1,258,040

Total Liabilities	89,761,610	11,714,487	24,255,017

NET ASSETS	$3,267,688,345	$1,668,702,331	$3,097,793,591

Net assets consist of:
Paid-in capital	$2,995,832,616	$2,218,813,450	$4,127,424,948
Undistributed net investment income	16,401,105	11,677,105	4,768,460
Accumulated net realized loss	(83,905,963)	(267,089,352)	(492,941,872)
Net unrealized appreciation (depreciation)	339,360,587	(294,698,872)	(541,457,945)

NET ASSETS	$3,267,688,345	$1,668,702,331	$3,097,793,591

Shares outstanding[c]	43,100,000	82,200,000	122,300,000

Net asset value per share	$75.82	$20.30	$25.33

[a]	Securities on loan with values of $84,045,570, $2,291,038 and $6,580,021, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: if any: $4,573,576, $13,565,434 and $6,422,555, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 627.8 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,240,138,759	$1,750,709,240	$1,769,282,199
Affiliated (Note 2)	52,121,686	21,267,196	133,902,465

Total cost of investments	$15,292,260,445	$1,771,976,436	$1,903,184,664

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,966,201,873	$1,312,306,662	$3,448,679,007
Affiliated (Note 2)	52,121,686	21,267,196	133,902,465

Total fair value of investments	14,018,323,559	1,333,573,858	3,582,581,472
Foreign currency, at value[b]	42,965,019	3,586,695	75
Foreign currency pledged to broker, at value[b]	1,976,219	—	—
Receivables:
Investment securities sold	16,957,367	46,507,552	135,128,614
Due from custodian (Note 4)	—	560,403	—
Dividends and interest	20,446,401	438,937	1,170,425
Capital shares sold	399,825	—	11,383,623
Futures variation margin	668,719	—	—
Tax reclaims	195,329	—	—

Total Assets	14,101,932,438	1,384,667,445	3,730,264,209

LIABILITIES
Payables:
Investment securities purchased	30,000,049	47,008,839	146,284,635
Collateral for securities on loan (Note 1)	50,929,509	19,391,449	129,185,165
Capital shares redeemed	—	226,203	—
Foreign taxes (Note 1)	—	—	1,767
Investment advisory fees (Note 2)	5,823,216	522,944	1,822,454

Total Liabilities	86,752,774	67,149,435	277,294,021

NET ASSETS	$14,015,179,664	$1,317,518,010	$3,452,970,188

Net assets consist of:
Paid-in capital	$16,477,764,467	$2,030,725,239	$3,150,569,222
Undistributed (distributions in excess of) net investment income	41,500,905	(3,342,828)	(111,718,391)
Accumulated net realized loss	(1,230,622,922)	(271,221,596)	(1,264,998,693)
Net unrealized appreciation (depreciation)	(1,273,462,786)	(438,642,805)	1,679,118,050

NET ASSETS	$14,015,179,664	$1,317,518,010	$3,452,970,188

Shares outstanding[c]	1,143,000,000	26,100,000	60,700,000

Net asset value per share	$12.26	$50.48	$56.89

[a]	Securities on loan with values of $48,250,480, $17,567,116 and $123,330,973, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: if any: $45,200,166, $3,648,057 and $75, respectively.
[c]	$0.001 par value, number of shares authorized: 2.5246 billion, 255 million and 200 million, respectively.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2016

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$69,357,815	$69,441,901	$60,851,453
Dividends — affiliated (Note 2)	11,411	2,197	2,828
Interest — unaffiliated	8	519	—
Securities lending income — affiliated — net (Note 2)	575,676	157,133	65,737

	69,944,910	69,601,750	60,920,018
Less: Other foreign taxes (Note 1)	(182,790)	—	—

Total investment income	69,762,120	69,601,750	60,920,018

EXPENSES
Investment advisory fees (Note 2)	8,421,949	6,860,963	11,048,003

Total expenses	8,421,949	6,860,963	11,048,003
Less investment advisory fees waived (Note 2)	(3,236,389)	—	—

Net expenses	5,185,560	6,860,963	11,048,003

Net investment income	64,576,560	62,740,787	49,872,015

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(54,696,684)	(60,541,800)	(104,863,544)
In-kind redemptions — unaffiliated	85,379,701	37,627,276	42,803,485
Futures contracts	—	(586,986)	153,782
Foreign currency transactions	189,724	1,236,047	153,434

Net realized gain (loss)	30,872,741	(22,265,463)	(61,752,843)

Net change in unrealized appreciation/depreciation on:
Investments	252,854,812	136,736,563	236,582,911
Futures contracts	—	463,491	505,658
Translation of assets and liabilities in foreign currencies	18,367	29,717	3,804

Net change in unrealized appreciation/depreciation	252,873,179	137,229,771	237,092,373

Net realized and unrealized gain	283,745,920	114,964,308	175,339,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$348,322,480	$177,705,095	$225,211,545

[a]	Net of foreign withholding tax of $3,439,235, $1,551,150 and $10,501,831, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$346,056,818	$28,068,274	$48,314,067
Dividends — affiliated (Note 2)	9,016	1,532	13,156
Interest — unaffiliated	—	—	468
Securities lending income — affiliated — net (Note 2)	1,519,660	461,018	7,872,475

	347,585,494	28,530,824	56,200,166
Less: Other foreign taxes (Note 1)	—	—	(2,244)

Total investment income	347,585,494	28,530,824	56,197,922

EXPENSES
Investment advisory fees (Note 2)	83,098,869	5,958,256	20,701,322

Total expenses	83,098,869	5,958,256	20,701,322

Net investment income	264,486,625	22,572,568	35,496,600

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(390,769,068)	(91,088,205)	(72,519,064)
In-kind redemptions — unaffiliated	559,560,407	(13,710,609)	—
Futures contracts	(10,002,525)	—	—
Foreign currency transactions	20,246,854	(626,134)	77,121

Net realized gain (loss)	179,035,668	(105,424,948)	(72,441,943)

Net change in unrealized appreciation/depreciation on:
Investments	(337,992,956)	13,849,595	641,612,621
Futures contracts	3,526,516	—	—
Translation of assets and liabilities in foreign currencies	(1,083,600)	(71,612)	(222,879)

Net change in unrealized appreciation/depreciation	(335,550,040)	13,777,983	641,389,742

Net realized and unrealized gain (loss)	(156,514,372)	(91,646,965)	568,947,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,972,253	$(69,074,397)	$604,444,399

[a]	Net of foreign withholding tax of $38,357,610, $400,584 and $9,288,413, respectively.

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares Edge MSCI Min Vol Global ETF		iShares MSCI Australia ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$64,576,560	$44,309,164	$62,740,787	$89,352,838
Net realized gain (loss)	30,872,741	43,296,827	(22,265,463)	(42,403,229)
Net change in unrealized appreciation/depreciation	252,873,179	(88,854,431)	137,229,771	(586,867,702)

Net increase (decrease) in net assets resulting from operations	348,322,480	(1,248,440)	177,705,095	(539,918,093)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(59,015,735)	(39,259,118)	(59,291,158)	(88,722,742)

Total distributions to shareholders	(59,015,735)	(39,259,118)	(59,291,158)	(88,722,742)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,225,242,572	1,101,077,585	683,182,993	286,641,003
Cost of shares redeemed	(362,492,946)	(227,950,517)	(360,957,779)	(477,049,572)

Net increase (decrease) in net assets from capital share transactions	862,749,626	873,127,068	322,225,214	(190,408,569)

INCREASE (DECREASE) IN NET ASSETS	1,152,056,371	832,619,510	440,639,151	(819,049,404)

NET ASSETS
Beginning of year	2,115,631,974	1,283,012,464	1,228,063,180	2,047,112,584

End of year	$3,267,688,345	$2,115,631,974	$1,668,702,331	$1,228,063,180

Undistributed net investment income included in net assets at end of year	$16,401,105	$10,644,923	$11,677,105	$6,449,210

SHARES ISSUED AND REDEEMED
Shares sold	16,900,000	15,700,000	35,400,000	12,800,000
Shares redeemed	(5,100,000)	(3,200,000)	(19,000,000)	(22,400,000)

Net increase (decrease) in shares outstanding	11,800,000	12,500,000	16,400,000	(9,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada ETF		iShares MSCI Japan ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$49,872,015	$51,171,586	$264,486,625	$198,077,924
Net realized gain (loss)	(61,752,843)	(185,598)	179,035,668	433,991,900
Net change in unrealized appreciation/depreciation	237,092,373	(888,177,701)	(335,550,040)	(336,921,644)

Net increase (decrease) in net assets resulting from operations	225,211,545	(837,191,713)	107,972,253	295,148,180

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(46,033,306)	(56,091,045)	(261,611,433)	(187,336,932)

Total distributions to shareholders	(46,033,306)	(56,091,045)	(261,611,433)	(187,336,932)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,347,709,468	422,191,995	3,254,831,968	8,592,356,336
Cost of shares redeemed	(360,548,208)	(1,384,361,375)	(8,233,815,497)	(4,281,553,914)

Net increase (decrease) in net assets from capital share transactions	987,161,260	(962,169,380)	(4,978,983,529)	4,310,802,422

INCREASE (DECREASE) IN NET ASSETS	1,166,339,499	(1,855,452,138)	(5,132,622,709)	4,418,613,670

NET ASSETS
Beginning of year	1,931,454,092	3,786,906,230	19,147,802,373	14,729,188,703

End of year	$3,097,793,591	$1,931,454,092	$14,015,179,664	$19,147,802,373

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,768,460	$415,638	$41,500,905	$(21,895,543)

SHARES ISSUED AND REDEEMED
Shares sold	57,300,000	14,300,000	279,600,000	697,200,000
Shares redeemed	(15,400,000)	(48,900,000)	(712,200,000)	(366,600,000)

Net increase (decrease) in shares outstanding	41,900,000	(34,600,000)	(432,600,000)	330,600,000

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Capped ETF		iShares MSCI South Korea Capped ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,572,568	$23,159,039	$35,496,600	$33,901,757
Net realized loss	(105,424,948)	(218,038,852)	(72,441,943)	(284,471,604)
Net change in unrealized appreciation/depreciation	13,777,983	(502,228,529)	641,389,742	(1,094,121,115)

Net increase (decrease) in net assets resulting from operations	(69,074,397)	(697,108,342)	604,444,399	(1,344,690,962)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,509,179)	(30,297,965)	(75,311,690)	(50,182,957)

Total distributions to shareholders	(31,509,179)	(30,297,965)	(75,311,690)	(50,182,957)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,471,785,156	862,520,515	456,857,078	649,650,453
Cost of shares redeemed	(1,260,625,873)	(2,203,323,997)	(693,973,908)	(985,441,132)

Net increase (decrease) in net assets from capital share transactions	211,159,283	(1,340,803,482)	(237,116,830)	(335,790,679)

INCREASE (DECREASE) IN NET ASSETS	110,575,707	(2,068,209,789)	292,015,879	(1,730,664,598)

NET ASSETS
Beginning of year	1,206,942,303	3,275,152,092	3,160,954,309	4,891,618,907

End of year	$1,317,518,010	$1,206,942,303	$3,452,970,188	$3,160,954,309

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(3,342,828)	$597,098	$(111,718,391)	$(78,505,763)

SHARES ISSUED AND REDEEMED
Shares sold	28,200,000	14,400,000	8,900,000	10,650,000
Shares redeemed	(25,000,000)	(37,300,000)	(13,850,000)	(18,650,000)

Net increase (decrease) in shares outstanding	3,200,000	(22,900,000)	(4,950,000)	(8,000,000)

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$67.59	$68.25	$59.99	$55.65	$50.02

Income from investment operations:
Net investment income[b]	1.79	1.70	1.72	1.68	1.49
Net realized and unrealized gain (loss)[c]	8.07	(0.89)	8.18	4.20	4.67

Total from investment operations	9.86	0.81	9.90	5.88	6.16

Less distributions from:
Net investment income	(1.63)	(1.47)	(1.64)	(1.54)	(0.53)

Total distributions	(1.63)	(1.47)	(1.64)	(1.54)	(0.53)

Net asset value, end of period	$75.82	$67.59	$68.25	$59.99	$55.65

Total return	14.76%	1.15%	16.70%	10.69%	12.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,267,688	$2,115,632	$1,283,012	$1,007,760	$578,776
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.23%
Ratio of expenses to average net assets prior to waived fees[e]	0.32%	0.33%	0.33%	0.34%	0.34%
Ratio of net investment income to average net assets[e]	2.49%	2.41%	2.67%	2.83%	3.17%
Portfolio turnover rate[f]	24%	22%	24%	13%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 23%, 22%, 23%, 13% and 22%, respectively. See Note 4.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$18.66	$27.15	$23.61	$23.39	$24.18

Income from investment operations:
Net investment income[a]	0.84	1.23	1.10	1.02	1.04
Net realized and unrealized gain (loss)[b]	1.59	(8.49)	3.43	0.64	(0.72)

Total from investment operations	2.43	(7.26)	4.53	1.66	0.32

Less distributions from:
Net investment income	(0.79)	(1.23)	(0.99)	(1.44)	(1.11)

Total distributions	(0.79)	(1.23)	(0.99)	(1.44)	(1.11)

Net asset value, end of year	$20.30	$18.66	$27.15	$23.61	$23.39

Total return	13.36%	(27.31)%	19.76%	7.06%	1.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,668,702	$1,228,063	$2,047,113	$1,916,849	$2,493,699
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	4.41%	5.37%	4.28%	4.05%	4.61%
Portfolio turnover rate[c]	7%	9%	6%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$24.02	$32.93	$27.34	$27.52	$29.89

Income from investment operations:
Net investment income[a]	0.51	0.54	0.59	0.60	0.53
Net realized and unrealized gain (loss)[b]	1.29	(8.85)	5.62	(0.10)	(2.33)

Total from investment operations	1.80	(8.31)	6.21	0.50	(1.80)

Less distributions from:
Net investment income	(0.49)	(0.60)	(0.62)	(0.68)	(0.57)

Total distributions	(0.49)	(0.60)	(0.62)	(0.68)	(0.57)

Net asset value, end of year	$25.33	$24.02	$32.93	$27.34	$27.52

Total return	7.73%	(25.48)%	23.00%	1.84%	(5.87)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,097,794	$1,931,454	$3,786,906	$3,428,223	$4,254,544
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.51%	0.53%
Ratio of net investment income to average net assets	2.18%	1.92%	1.97%	2.12%	1.94%
Portfolio turnover rate[c]	4%	5%	6%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$12.15	$11.83	$10.97	$9.02	$9.80

Income from investment operations:
Net investment income[a]	0.18	0.15	0.15	0.13	0.18
Net realized and unrealized gain (loss)[b]	0.11	0.30	0.88	1.97	(0.77)

Total from investment operations	0.29	0.45	1.03	2.10	(0.59)

Less distributions from:
Net investment income	(0.18)	(0.13)	(0.17)	(0.15)	(0.19)

Total distributions	(0.18)	(0.13)	(0.17)	(0.15)	(0.19)

Net asset value, end of year	$12.26	$12.15	$11.83	$10.97	$9.02

Total return	2.44%	3.84%	9.39%	23.46%	(5.96)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$14,015,180	$19,147,802	$14,729,189	$10,461,942	$4,629,034
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.53%	1.20%	1.31%	1.18%	1.95%
Portfolio turnover rate[c]	4%	2%	2%	4%	3%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$52.70	$71.51	$61.93	$60.96	$58.39

Income from investment operations:
Net investment income[a]	0.93	0.68	1.06	0.75	0.73
Net realized and unrealized gain (loss)[b]	(1.82)	(18.56)	9.61	0.85	2.76

Total from investment operations	(0.89)	(17.88)	10.67	1.60	3.49

Less distributions from:
Net investment income	(1.33)	(0.93)	(1.09)	(0.63)	(0.92)

Total distributions	(1.33)	(0.93)	(1.09)	(0.63)	(0.92)

Net asset value, end of year	$50.48	$52.70	$71.51	$61.93	$60.96

Total return	(1.68)%	(25.10)%	17.42%	2.53%	6.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,317,518	$1,206,942	$3,275,152	$2,217,052	$1,182,700
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.82%	1.10%	1.61%	1.09%	1.26%
Portfolio turnover rate[c]	8%	13%	19%	32%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$48.15	$66.42	$57.67	$55.97	$56.74

Income from investment operations:
Net investment income[a]	0.56	0.46	0.25	0.23	0.23
Net realized and unrealized gain (loss)[b]	9.38	(18.07)	9.40	1.83	(0.63)

Total from investment operations	9.94	(17.61)	9.65	2.06	(0.40)

Less distributions from:
Net investment income	(1.20)	(0.66)	(0.90)	(0.36)	(0.37)

Total distributions	(1.20)	(0.66)	(0.90)	(0.36)	(0.37)

Net asset value, end of year	$56.89	$48.15	$66.42	$57.67	$55.97

Total return	20.92%	(26.58)%	16.83%	3.65%	(0.62)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,452,970	$3,160,954	$4,891,619	$3,376,516	$2,669,551
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of net investment income to average net assets	1.09%	0.81%	0.39%	0.40%	0.42%
Portfolio turnover rate[c]	22%	24%	13%	13%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012 were 10%, 10%, 10%, 11%, and 8%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Global[a]	Diversified
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

[a]	Formerly the iShares MSCI All Country World Minimum Volatility ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Global
Barclays Capital Inc.	$772,165	$772,165	$—
Citigroup Global Markets Inc.	1,205,030	1,205,030	—
Credit Suisse Securities (USA) LLC	4,756,496	4,756,496	—
Deutsche Bank AG	56,985	56,985	—
Deutsche Bank Securities Inc.	1,758,307	1,758,307	—
Goldman Sachs & Co.	13,486,466	13,486,466	—
Jefferies LLC	1,807,220	1,807,220	—
JPMorgan Clearing Corp.	14,959	14,959	—
Macquarie Capital (USA) Inc.	4,372,632	4,372,632	—
Merrill Lynch, Pierce, Fenner & Smith	8,870,236	8,870,236	—
Morgan Stanley & Co. International PLC	10,181,363	10,181,363	—
Morgan Stanley & Co. LLC	22,118,376	22,118,376	—
Nomura Securities International Inc.	1,646,283	1,646,283	—
SG Americas Securities LLC	172,805	172,805	—
State Street Bank & Trust Company	12,564,540	12,564,540	—
UBS Securities LLC	261,707	261,707	—

	$84,045,570	$84,045,570	$—

MSCI Australia
UBS Securities LLC	$2,291,038	$2,291,038	$—

	$2,291,038	$2,291,038	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$4,344,011	$4,344,011	$—
Goldman Sachs & Co.	2,236,010	2,236,010	—

	$6,580,021	$6,580,021	$—

MSCI Japan
Barclays Capital Inc.	$321,280	$321,280	$—
BNP Paribas Prime Brokerage Inc.	629,961	629,961	—
Citigroup Global Markets Inc.	1,173,089	1,173,089	—
Credit Suisse Securities (USA) LLC	2,170,197	2,170,197	—
Deutsche Bank Securities Inc.	2,901,503	2,901,503	—
Goldman Sachs & Co.	11,949,208	11,949,208	—
Merrill Lynch, Pierce, Fenner & Smith	2,830,430	2,830,430	—
Morgan Stanley & Co. LLC	20,226,761	20,226,761	—
Nomura Securities International Inc.	5,365,346	5,365,346	—
UBS Securities LLC	682,705	682,705	—

	$48,250,480	$48,250,480	$—

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Mexico Capped
Credit Suisse Securities (USA) LLC	$1,208,128	$1,208,128	$—
Deutsche Bank Securities Inc.	244,026	244,026	—
Goldman Sachs & Co.	6,827,593	6,827,593	—
Morgan Stanley & Co. LLC	8,248,431	8,248,431	—
UBS Securities LLC	1,038,938	1,038,938	—

	$17,567,116	$17,567,116	$—

MSCI South Korea Capped
Citigroup Global Markets Inc.	$18,772,789	$18,772,789	$—
Credit Suisse Securities (USA) LLC	13,980,131	13,980,131	—
Deutsche Bank Securities Inc.	565,561	565,561	—
Goldman Sachs & Co.	26,238,560	26,238,560	—
HSBC Bank PLC	6,180,774	6,180,774	—
JPMorgan Clearing Corp.	5,840,970	5,840,970	—
Merrill Lynch, Pierce, Fenner & Smith	27,293,438	27,293,438	—
Morgan Stanley & Co. LLC	18,707,882	18,707,882	—
Nomura Securities International Inc.	731,182	731,182	—
UBS Securities LLC	5,019,686	5,019,686	—

	$123,330,973	$123,330,973	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion

In addition, the iShares Edge MSCI Min Vol Global ETF indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2018 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any. BFA has also contractually agreed to waive an

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES®, INC.

additional portion of its investment advisory fee for the Fund through December 31, 2018 in order to limit total annual operating expenses after fee waiver to 0.20% of average daily net assets.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion[a]
0.48	Over $24 billion, up to and including $32 billion[a]
0.45	Over $32 billion

[a]	Breakpoint level was added or amended effective July 1, 2016.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Global	$161,675
MSCI Australia	37,510
MSCI Canada	20,957
MSCI Japan	380,477
MSCI Mexico Capped	122,423
MSCI South Korea Capped	1,936,391

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$95,803,211	$20,722,967
MSCI Australia	3,509,440	330,509
MSCI Japan	65,611,003	29,810,840
MSCI South Korea Capped	47,735,183	996,458

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$842,690,220	$622,702,748
MSCI Australia	121,458,445	104,877,891
MSCI Canada	137,544,140	103,563,021
MSCI Japan	723,169,041	858,299,041
MSCI Mexico Capped	117,967,514	104,703,749
MSCI South Korea Capped	718,274,361	997,129,986

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Global	$998,852,158	$341,395,189
MSCI Australia	664,430,715	357,382,556
MSCI Canada	1,311,430,660	356,055,799
MSCI Japan	3,169,238,535	7,993,604,312
MSCI Mexico Capped	1,452,334,569	1,252,645,516

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$156,262	$365,605	$668,719

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(586,986)	$153,782	$(10,002,525)

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$463,491	$505,658	$3,526,516

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2016 :

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$15,052,432	$6,140,151	$102,414,104

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, whether directly or indirectly, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Global	$82,629,920	$195,357	$(82,825,277)
MSCI Australia	794,334	1,778,266	(2,572,600)
MSCI Canada	14,451,637	514,113	(14,965,750)
MSCI Japan	319,965,190	60,521,256	(380,486,446)
MSCI Mexico Capped	(70,029,874)	4,996,685	65,033,189
MSCI South Korea Capped	(5,788,592)	6,602,462	(813,870)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Edge MSCI Min Vol Global
Ordinary income	$59,015,735	$39,259,118

MSCI Australia
Ordinary income	$59,291,158	$88,722,742

MSCI Canada
Ordinary income	$46,033,306	$56,091,045

MSCI Japan
Ordinary income	$261,611,433	$187,336,932

MSCI Mexico Capped
Ordinary income	$31,509,179	$30,297,965

MSCI South Korea Capped
Ordinary income	$75,311,690	$50,182,957

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Edge MSCI Min Vol Global	$22,600,779	$(24,755,016)	$307,093,016	$(33,083,050)	$271,855,729
MSCI Australia	28,782,364	(197,019,706)	(365,684,531)	(16,189,246)	(550,111,119)
MSCI Canada	6,212,407	(384,093,913)	(587,574,923)	(64,174,928)	(1,029,631,357)
MSCI Japan	70,548,120	(800,811,113)	(1,478,765,829)	(253,555,981)	(2,462,584,803)
MSCI Mexico Capped	3,502,609	(169,297,369)	(497,312,071)	(50,100,398)	(713,207,229)
MSCI South Korea Capped	—	(714,496,784)	1,084,197,461	(67,299,711)	302,400,966

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, tax deferral of losses on wash sales, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Edge MSCI Min Vol Global	$24,755,016	$—	$—	$—	$24,755,016
MSCI Australia	137,537,973	24,006,125	23,348,244	12,127,364	197,019,706
MSCI Canada	272,374,434	27,886,883	68,928,677	14,903,919	384,093,913
MSCI Japan	371,710,340	116,295,478	173,577,101	139,228,194	800,811,113
MSCI Mexico Capped	134,670,245	8,973,988	2,789,471	22,863,665	169,297,369
MSCI South Korea Capped	348,410,462	60,990,953	226,591,665	78,503,704	714,496,784

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-four reverse stock split for the iShares MSCI Japan ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Global	$51,809,481
MSCI Australia	63,718,744
MSCI Canada	70,902,669
MSCI Japan	368,797,041
MSCI Mexico Capped	37,094,960
MSCI South Korea Capped	55,575,122

For corporate shareholders, the percentage of income dividends paid by the iShares Edge MSCI Min Vol Global ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 44.03%.

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$70,993,051	$1,550,784
MSCI Canada	71,353,535	10,501,281
MSCI Japan	384,295,232	38,290,788
MSCI Mexico Capped	40,257,418	400,246
MSCI South Korea Capped	57,602,948	9,290,657

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF and iShares MSCI Canada ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Mexico Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

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other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI South Korea Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the

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iSHARES®, INC.

statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee

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had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal, in a manner more favorable to the Fund, regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Min Vol Global	$1.622925	$—	$0.009907	$1.632832	99%	—%	1%	100%
MSCI Australia	0.733202	—	0.052083	0.785285	93	—	7	100
MSCI Canada	0.443704	—	0.041737	0.485441	91	—	9	100
MSCI Japan	0.179533	—	—	0.179533	100	—	—	100
MSCI Mexico Capped	1.326981	—	—	1.326981	100	—	—	100
MSCI South Korea Capped	0.145909	—	1.056193	1.202102	12	—	88	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Min Vol Global ETF

Period Covered: October 18, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.25%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	6	0.51
Greater than 1.5% and Less than 2.0%	4	0.34
Greater than 1.0% and Less than 1.5%	18	1.52
Greater than 0.5% and Less than 1.0%	119	10.06
Between 0.5% and –0.5%	1,012	85.55
Less than –0.5% and Greater than –1.0%	18	1.52
Less than –1.0% and Greater than –1.5%	2	0.17

	1,183	100.00%

iShares MSCI Australia ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	67	4.84
Greater than 0.5% and Less than 1.0%	245	17.71
Between 0.5% and –0.5%	735	53.14
Less than –0.5% and Greater than –1.0%	163	11.79
Less than –1.0% and Greater than –1.5%	69	4.99
Less than –1.5% and Greater than –2.0%	20	1.45
Less than –2.0% and Greater than –2.5%	21	1.52
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	87

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Canada ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	4	0.29
Greater than 0.5% and Less than 1.0%	43	3.11
Between 0.5% and –0.5%	1,280	92.56
Less than –0.5% and Greater than –1.0%	47	3.40
Less than –1.0% and Greater than –1.5%	5	0.36

	1,383	100.00%

iShares MSC Japan ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	52	3.76
Greater than 1.0% and Less than 1.5%	121	8.75
Greater than 0.5% and Less than 1.0%	262	18.94
Between 0.5% and –0.5%	593	42.89
Less than –0.5% and Greater than –1.0%	169	12.22
Less than –1.0% and Greater than –1.5%	74	5.35
Less than –1.5% and Greater than –2.0%	44	3.18
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Mexico Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	91	6.58
Between 0.5% and –0.5%	1,105	79.91
Less than –0.5% and Greater than –1.0%	133	9.63
Less than –1.0% and Greater than –1.5%	21	1.52
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI South Korea Capped ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	55	3.98
Greater than 0.5% and Less than 1.0%	195	14.10
Between 0.5% and –0.5%	629	45.49
Less than –0.5% and Greater than –1.0%	241	17.43
Less than –1.0% and Greater than –1.5%	92	6.65
Less than –1.5% and Greater than –2.0%	51	3.69
Less than –2.0% and Greater than –2.5%	25	1.81
Less than –2.5% and Greater than –3.0%	15	1.08
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	89

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and the iShares MSCI South Korea Capped ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2015 is USD 284.73 thousand. This figure is comprised of fixed remuneration of USD 110.73 thousand and variable remuneration of USD 174 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 33.84 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 8.2 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2015 is USD 3.28 million. This figure is comprised of fixed remuneration of USD 1.28 million and variable remuneration of USD 2.01 million. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 390.05 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 94.46 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2015 is USD 210.48 thousand. This figure is comprised of fixed remuneration of USD 81.86 thousand and variable remuneration of USD 128.63 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 25.02 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.06 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2015 is USD 533.1 thousand. This figure is comprised of fixed remuneration of USD 207.32 thousand and variable remuneration of USD 325.77 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 63.36 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 15.34 thousand.

SUPPLEMENTAL INFORMATION	91

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

92	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	93

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

94	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	95

Notes:

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	97

Notes:

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
➢	iShares MSCI BRIC ETF | BKF | NYSE Arca
➢	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
➢	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.99%	11.58%	11.73%	11.99%	11.58%	11.73%
Since Inception	(0.50)%	(0.61)%	(0.51)%	(1.93)%	(2.34)%	(1.95)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,219.50	$0.95	$1,000.00	$1,024.30	$0.87	0.17%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 11.99%, net of fees, while the total return for the Index was 11.73%.

Emerging markets equities, as represented by the Index, advanced for the reporting period and outpaced the broad global equity market in a volatile market environment.

Among currencies that had a notable effect on Index performance, the South Korean won gained 6% and the Brazilian real appreciated 10% versus the U.S. dollar during the reporting period. As a result, investments in South Korea and Brazil were worth more when translated into U.S. dollars. However, the South African rand depreciated 11% against the U.S. dollar, making investments in South Africa worth less when translated to U.S. dollars.

Within the Index, South Korea contributed the most to performance during the reporting period, benefiting from an improving economy and accommodative interest rate policy. China, the largest country weighting at 25% of the Index on average during the reporting period, contributed significantly to the Index’s return. Taiwan, Brazil, India, and Indonesia were other notable contributors to Index performance during the reporting period.

The leading detractors from Index performance were Poland, whose credit rating was downgraded, and South Africa, whose economy struggled with high energy costs, labor problems, and food shortages.

From a sector perspective, information technology was the most significant contributor to Index performance, supported by strong merger and acquisition activity. The financials, consumer discretionary, and materials sectors also contributed meaningfully during the reporting period. Telecommunications stocks made up the only sector to decline during the reporting period, detracting marginally from Index performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	22.58%
Financials**	21.75
Consumer Discretionary	11.45
Consumer Staples	7.78
Industrials	7.29
Materials	6.96
Energy	6.36
Telecommunication Services	5.53
Real Estate**	3.68
Health Care	3.53
Utilities	3.09

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

China	26.22%
South Korea	15.34
Taiwan	12.66
India	9.08
Brazil	6.87
South Africa	6.57
Mexico	3.73
Russia	3.17
Malaysia	2.87
Indonesia	2.67

TOTAL	89.18%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.61%	11.59%	12.38%	11.61%	11.59%	12.38%
5 Years	(2.22)%	(2.20)%	(1.49)%	(10.60)%	(10.54)%	(7.24)%
Since Inception	(3.82)%	(3.88)%	(3.39)%	(29.05)%	(29.44)%	(26.19)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,293.90	$4.15	$1,000.00	$1,021.50	$3.66	0.72%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC ETF

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 11.61%, net of fees, while the total return for the Index was 12.38%.

As represented by the Index, emerging markets equities in Brazil, Russia, India, and China advanced for the reporting period and outpaced the broad global equity market in a volatile market environment.

Among currencies that had a notable effect on Index performance, the Brazilian real appreciated 10% versus the U.S. dollar during the reporting period. As a result, investments in Brazil were worth more when translated into U.S. dollars.

China, the largest country weighting at 58% of the Index on average during the reporting period, was the most significant contributor to Index performance. Stabilizing economic growth amid improving industrial production and rising consumer spending helped support Chinese equities. Brazilian equities also contributed meaningfully to Index performance. These stocks gained amid a rebound in commodity prices late in the reporting period, encouraging signals from the country’s new government, and signs of a healthier Chinese economy, Brazil’s leading trade partner. Indian equities advanced, as the economy benefited from reforms that improved the ease of doing business, and consumer spending rose to an all-time high during the reporting period. Although the Russian economy remained in recession, its stock market advanced, largely due to a rebound in energy prices.

From a sector perspective, financials contributed the most to Index performance, led by banks. The information technology, energy, and consumer discretionary sectors were other sources of strength. The industrials and healthcare sectors detracted from Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	26.56%
Information Technology	22.55
Energy	11.28
Consumer Discretionary	8.01
Consumer Staples	6.56
Telecommunication Services	6.32
Industrials	5.05
Materials	4.28
Health Care	3.35
Utilities	3.25
Real Estate**	2.79

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/16

Country	Percentage of Total Investments*

China	57.63%
India	18.67
Brazil	16.05
Russia	7.65

TOTAL	100.00%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ASIA ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.14%	13.53%	13.60%	13.14%	13.53%	13.60%
Since Inception	2.50%	2.31%	2.81%	11.94%	11.01%	13.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,215.00	$2.73	$1,000.00	$1,022.70	$2.49	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI Emerging Markets Asia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 13.14%, net of fees, while the total return for the Index was 13.60%.

Asian emerging markets equities, as represented by the Index, advanced for the reporting period and outpaced the broad global equity market in a volatile market environment.

Among currencies that had a notable effect on Index performance, the South Korean won appreciated 6% versus the U.S. dollar during the reporting period. As a result, investments in South Korea were worth more when translated into U.S. dollars.

From a country perspective, South Korea was the most significant contributor to Index performance, as an improving economy and accommodative interest rate policy supported equities. China, the largest country weighting at 35% of the Index on average during the reporting period, also contributed meaningfully to Index performance. Stabilizing economic growth amid improving industrial production and rising consumer spending helped to drive stock market gains. Taiwan also contributed meaningfully, supported by a rebound in exports and positive economic growth. Indonesian stocks benefited from solid economic growth, supported by a series of interest rate cuts and other stimulus measures by Bank Indonesia, the country’s central bank. India, Thailand, Malaysia, and the Philippines also contributed to Index performance. No single country detracted from Index performance during the reporting period.

From a sector standpoint, the information technology sector was the most significant contributor to Index performance, driven by strong merger and acquisition activity within the sector during the reporting period. The financials, materials, and consumer discretionary sectors also contributed meaningfully. Industrials and healthcare stocks detracted fractionally from Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Information Technology	32.34%
Financials**	21.38
Consumer Discretionary	9.46
Industrials	6.72
Telecommunication Services	6.06
Consumer Staples	5.88
Materials	5.09
Energy	4.80
Health Care	3.04
Utilities	2.78
Real Estate**	2.45

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/16

Country	Percentage of Total Investments*

China	37.43%
South Korea	20.71
Taiwan	16.77
India	12.15
Malaysia	3.90
Indonesia	3.78
Thailand	3.25
Philippines	2.01

TOTAL	100.00%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.83%	10.84%	11.18%	10.83%	10.84%	11.18%
5 Years	0.13%	(0.20)%	0.87%	0.65%	(0.98)%	4.45%
Since Inception	(0.24)%	(0.31)%	0.52%	(1.23)%	(1.55)%	2.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,163.60	$3.86	$1,000.00	$1,021.60	$3.61	0.71%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 10.83%, net of fees, while the total return for the Index was 11.18%.

Small-capitalization emerging markets equities, as represented by the Index, advanced for the reporting period, performing in line with broader emerging markets and outpacing the broad global equity market.

Among currencies that had a notable effect on Index performance, the South Korean won gained 6% versus the U.S. dollar during the reporting period. As a result, investments in South Korea were worth more when translated into U.S. dollars. However, the South African rand depreciated 11% against the U.S. dollar, making investments in South Africa worth less when translated to U.S. dollars.

From a country perspective, small-capitalization equities in Taiwan made the largest contribution to the Index’s performance during the reporting period, supported by a rebound in exports and economic growth. Chinese small-cap stocks gained as improving industrial production and rising consumer spending supported equity markets. Indian equities contributed to Index performance, as the economy benefited from reforms that improved the ease of doing business, and consumer spending rose to an all-time high. Brazilian equities were another source of strength. The leading detractors from Index performance were South Korean small-cap equities.

From a sector standpoint, the information technology sector had the strongest absolute gain and was the most significant contributor to Index performance during the reporting period, driven by strong merger and acquisition activity. The financials, materials, and consumer discretionary sectors also contributed meaningfully. Energy and telecommunications stocks detracted fractionally from Index performance.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Consumer Discretionary	17.79%
Information Technology	17.52
Industrials	14.90
Materials	10.53
Health Care	9.25
Real Estate**	8.94
Financials**	8.56
Consumer Staples	6.80
Utilities	3.35
Energy	1.38
Telecommunication Services	0.98

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

China	23.13%
South Korea	18.84
Taiwan	16.88
India	11.97
South Africa	4.80
Thailand	3.89
Brazil	3.53
Malaysia	3.37
Mexico	3.08
Indonesia	2.45

TOTAL	91.94%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 96.10%

BRAZIL — 4.33%
AES Tiete Energia SA	652,100	$3,367,577
Aliansce Shopping Centers SA	435,600	2,028,615
Alupar Investimento SA Units	328,224	1,643,251
Ambev SA	16,012,300	95,020,112
Arezzo Industria e Comercio SA	227,400	1,828,313
B2W Cia. Digital[a]	534,851	2,704,191
Banco Bradesco SA	2,947,397	26,522,745
Banco do Brasil SA	2,909,000	20,878,808
Banco Santander Brasil SA Units	1,391,400	9,758,474
BB Seguridade Participacoes SA	2,372,100	21,382,496
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	5,857,300	32,439,929
BR Malls Participacoes SAa	1,960,770	7,482,189
BR Properties SA	614,700	1,606,226
BRF SA	2,067,800	34,433,493
CCR SA	3,000,600	15,829,747
CETIP SA – Mercados Organizados	766,917	10,363,743
Cia. de Saneamento Basico do Estado de Sao Paulo	1,179,700	10,721,561
Cia. de Saneamento de Minas Gerais-COPASA	149,000	1,520,502
Cia. Siderurgica Nacional SAa	2,132,500	5,671,192
Cielo SA	3,494,930	36,302,399
Cosan SA Industria e Comercio	424,500	4,938,367
CPFL Energia SA	719,433	5,172,496
CVC Brasil Operadora e Agencia de Viagens SA	205,000	1,423,171
Cyrela Brazil Realty SA Empreendimentos e Participacoes	948,300	3,099,614
Duratex SA	1,107,529	2,976,197
EcoRodovias Infraestrutura e Logistica SAa	969,200	2,493,582
EDP – Energias do Brasil SA	981,700	4,341,119
Embraer SA	2,276,100	10,086,126
Engie Brasil Energia SA	548,600	6,616,179
Equatorial Energia SA	681,776	10,661,578
Estacio Participacoes SA	946,300	4,851,770

Security	Shares	Value
EZ TEC Empreendimentos e Participacoes SA	303,023	$1,554,565
Fibria Celulose SA	854,900	5,818,650
Fleury SA	309,000	3,653,000
Gafisa SA	1,547,900	1,144,004
Hypermarcas SA	1,192,800	9,627,089
Iguatemi Empresa de Shopping Centers SA	308,100	2,734,390
Iochpe Maxion SA	348,900	1,963,628
JBS SA	2,464,100	9,524,785
JSL SA	357,800	1,013,497
Klabin SA Units	1,898,300	9,979,312
Kroton Educacional SA	4,728,356	20,177,906
Light SA	300,400	1,411,057
Linx SA	432,600	2,314,299
Localiza Rent A Car SA	553,935	6,904,917
Lojas Americanas SA	633,310	2,735,896
Lojas Renner SA	2,173,500	17,226,422
M. Dias Branco SA	121,300	4,538,716
Magnesita Refratarios SAa	237,960	1,213,421
Marfrig Global Foods SAa	1,007,100	1,591,404
Minerva SAa	472,800	1,380,182
MRV Engenharia e Participacoes SA	1,056,100	4,016,955
Multiplan Empreendimentos Imobiliarios SA	290,900	5,245,340
Multiplus SA	188,700	2,442,048
Natura Cosmeticos SA	599,500	5,776,616
Odontoprev SA	1,022,000	4,029,470
Petroleo Brasileiro SAa	10,138,600	46,212,804
Porto Seguro SA	423,900	3,611,369
Qualicorp SA	772,300	5,416,465
Raia Drogasil SA	803,900	14,836,029
Rumo Logistica Operadora Multimodal SAa	2,754,600	6,133,069
Sao Martinho SA	195,000	3,029,501
SLC Agricola SA	306,900	1,373,258
Smiles SA	223,600	3,477,976
Sonae Sierra Brasil SA	183,200	960,245
Sul America SA	660,189	3,333,814
TIM Participacoes SA	2,709,200	6,961,918
TOTVS SA	454,200	4,213,619
Transmissora Alianca de Energia Eletrica SA Units	306,900	2,201,769
Ultrapar Participacoes SA	1,235,700	28,441,200

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Vale SA	4,591,100	$24,050,106
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	265,300	2,348,797
Via Varejo SA	155,100	297,365
WEG SA	1,949,160	9,963,391

		693,046,026
CHILE — 1.06%
AES Gener SA	7,851,639	3,150,463
Aguas Andinas SA Series A	9,046,968	5,436,203
Banco de Chile	92,552,274	10,273,891
Banco de Credito e Inversiones	132,204	5,855,978
Banco Santander Chile	230,833,779	12,169,369
Cencosud SA	4,313,311	12,692,525
Cia. Cervecerias Unidas SA	489,875	5,192,511
Cia. Sud Americana de Vapores SAa	55,825,894	868,374
Colbun SA	27,885,519	5,867,674
Empresa Nacional de Electricidad SA/Chile	11,344,918	8,491,810
Empresa Nacional de Telecomunicaciones SAa	502,042	4,758,484
Empresas CMPC SA	4,078,272	8,131,553
Empresas COPEC SA	1,539,590	13,524,026
Endesa Americas SA	11,876,780	5,319,604
Enersis Americas SA	67,688,800	11,246,902
Enersis Chile SA	67,531,501	7,245,750
Engie Energia Chile SA	2,111,749	3,589,675
Inversiones Aguas Metropolitanas SA	1,846,085	3,200,084
Inversiones La Construccion SA	189,830	2,007,688
Itau CorpBanca	546,994,616	4,719,972
LATAM Airlines Group SAa	997,602	7,955,041
Parque Arauco SA	2,324,892	5,241,007
SACI Falabella	2,071,200	14,798,731
SalfaCorp SA	2,425,986	1,822,491
SONDA SA	1,833,585	3,285,371
Vina Concha y Toro SA	1,550,767	2,581,261

		169,426,438
CHINA — 26.11%
21Vianet Group Inc. ADR[a,b]	264,673	2,453,519
361 Degrees International Ltd.	4,182,000	1,299,335

Security	Shares	Value
3SBio Inc.[a,b,c]	3,697,500	$3,775,318
500.com Ltd. ADR[a,b]	98,320	1,769,760
51job Inc. ADR[a,b]	86,113	2,870,146
58.com Inc. ADR[a,b]	269,420	12,258,610
AAC Technologies Holdings Inc.	2,555,000	29,134,592
Agile Property Holdings Ltd.	6,272,500	3,566,149
Agricultural Bank of China Ltd. Class H	82,970,000	34,121,804
AGTech Holdings Ltd.[a,b]	10,020,000	2,105,598
Air China Ltd. Class H	6,254,000	4,627,964
Ajisen (China) Holdings Ltd.	4,035,000	1,607,394
Alibaba Group Holding Ltd. ADR[a,b]	3,789,767	368,327,455
Alibaba Health Information Technology Ltd.[a]	11,500,000	7,160,860
Alibaba Pictures Group Ltd.[a,b]	40,710,000	8,397,331
Aluminum Corp. of China Ltd. Class Ha	14,516,000	5,445,781
Anhui Conch Cement Co. Ltd. Class H	4,217,500	11,853,096
Anhui Expressway Co. Ltd. Class H	1,716,000	1,411,426
ANTA Sports Products Ltd.[b]	3,524,000	9,540,594
APT Satellite Holdings Ltd.	1,896,500	1,393,631
Asia Cement China Holdings Corp.	2,181,000	511,737
AVIC International Holding HK Ltd.[a,b]	16,574,000	1,132,461
AviChina Industry & Technology Co. Ltd. Class H	7,429,000	5,459,155
Baidu Inc.[a]	925,640	158,349,235
Bank of China Ltd. Class H	269,332,000	121,180,737
Bank of Communications Co. Ltd. Class H	29,700,000	22,935,250
Baoxin Auto Group Ltd.[a,b]	758,575	460,057
Beijing Capital International Airport Co. Ltd. Class H	5,436,000	6,132,078
Beijing Capital Land Ltd. Class H	4,018,000	1,579,901
Beijing Enterprises Holdings Ltd.	1,803,000	10,343,701
Beijing Enterprises Medical & Health Group Ltd.[a]	20,898,000	1,266,260

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Beijing Enterprises Water Group Ltd.[b]	15,222,000	$10,616,691
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	1,839,000	2,479,897
Belle International Holdings Ltd.	21,797,000	14,162,746
Biostime International Holdings Ltd.[a,b]	749,500	1,905,455
Bitauto Holdings Ltd. ADR[a,b]	100,493	2,536,443
Bosideng International Holdings Ltd.[b]	17,032,000	1,580,951
Brilliance China Automotive Holdings Ltd.	10,508,000	12,016,110
Byd Co. Ltd. Class Ha,b	2,176,000	15,148,612
BYD Electronic International Co. Ltd.[a,b]	2,798,500	2,363,126
C C Land Holdings Ltd.	6,720,000	1,741,348
Carnival Group International Holdings Ltd.[a,b]	19,877,000	2,434,415
Central China Securities Co. Ltd. Class H	4,615,000	2,112,128
Century Sunshine Group Holdings Ltd.	12,825,000	504,287
CGN Power Co. Ltd. Class Hc	36,082,000	10,466,304
Chaowei Power Holdings Ltd.[b]	2,975,000	2,197,667
Cheetah Mobile Inc. ADR[a,b]	119,909	1,542,030
China Aerospace International Holdings Ltd.	10,276,000	1,404,269
China Agri-Industries Holdings Ltd.[a]	8,189,200	2,892,759
China Aircraft Leasing Group Holdings Ltd.[b]	1,185,000	1,526,174
China Animal Healthcare Ltd.[a,b]	1,237,000	53,216
China Aoyuan Property Group Ltd.	7,423,000	1,674,703
China BlueChemical Ltd. Class H	7,992,000	1,524,886
China Cinda Asset Management Co. Ltd. Class H	29,855,000	10,122,622
China CITIC Bank Corp. Ltd. Class H	29,799,000	19,669,434
China Coal Energy Co. Ltd. Class Ha	7,277,000	3,480,539
China Communications Construction Co. Ltd. Class H	15,073,000	16,439,563

Security	Shares	Value
China Communications Services Corp. Ltd. Class H	9,054,000	$5,322,621
China Conch Venture Holdings Ltd.[b]	4,848,500	9,326,022
China Construction Bank Corp. Class H	286,327,000	214,096,961
China COSCO Holdings Co. Ltd. Class Ha,b	9,009,500	2,996,682
China Datang Corp. Renewable Power Co. Ltd. Class Ha	13,318,000	1,270,548
China Dongxiang Group Co. Ltd.	13,933,000	2,802,137
China Electronics Corp. Holdings Co. Ltd.[b]	4,756,000	1,189,498
China Everbright Bank Co. Ltd. Class H	10,699,000	5,062,085
China Everbright International Ltd.	8,867,000	11,339,883
China Everbright Ltd.	3,296,000	6,841,216
China Everbright Water Ltd.	2,943,000	1,252,478
China Evergrande Group[b]	14,111,000	9,750,857
China Fiber Optic Network System Group Ltd.[a,b]	9,424,800	741,177
China Foods Ltd.	3,776,000	1,703,806
China Galaxy Securities Co. Ltd. Class H	10,176,000	9,537,438
China Gas Holdings Ltd.	6,032,000	10,249,365
China Harmony New Energy Auto Holding Ltd.[b]	2,978,000	1,581,766
China High Speed Transmission Equipment Group Co. Ltd.	4,044,000	3,722,456
China Huarong Energy Co. Ltd.[a,b]	6,789,100	389,486
China Huishan Dairy Holdings Co. Ltd.[b]	15,150,000	5,820,350
China Huiyuan Juice Group Ltd.[a]	2,818,500	1,057,380
China Innovationpay Group Ltd.[a]	22,052,000	1,151,392
China Jinmao Holdings Group Ltd.	13,662,000	4,262,357
China Lesso Group Holdings Ltd.	4,340,000	3,049,344

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
China Life Insurance Co. Ltd. Class H	25,341,000	$60,569,458
China Lilang Ltd.	2,797,000	1,662,316
China Longyuan Power Group Corp. Ltd.	10,960,000	9,212,518
China LotSynergy Holdings Ltd.[a,b]	45,080,000	1,452,928
China Lumena New Materials Corp.[a,b]	2,584,000	25,951
China Maple Leaf Educational Systems Ltd.[b]	2,716,000	2,041,355
China Medical System Holdings Ltd.	4,658,000	7,806,620
China Mengniu Dairy Co. Ltd.	9,480,000	17,990,215
China Merchants Bank Co. Ltd. Class H	13,228,964	32,199,419
China Merchants Holdings International Co. Ltd.[b]	4,452,000	12,684,333
China Merchants Land Ltd.[b]	6,178,000	1,043,373
China Metal Recycling Holdings Ltd.[a]	62,400	—
China Minsheng Banking Corp. Ltd. Class H	19,973,100	21,474,929
China Mobile Ltd.	20,925,500	258,441,087
China Modern Dairy Holdings Ltd.[a,b]	11,866,000	1,866,313
China National Building Material Co. Ltd. Class H	9,814,000	4,428,272
China National Materials Co. Ltd. Class H	4,671,000	1,144,152
China New Town Development Co. Ltd.[a]	10,810,000	487,769
China Ocean Industry Group Ltd.[a,b]	54,635,000	1,232,620
China Oceanwide Holdings Ltd.[a]	18,524,000	1,934,372
China Oil and Gas Group Ltd.[a,b]	26,088,000	1,950,693
China Oilfield Services Ltd. Class Hb	6,428,000	5,046,768
China Overseas Grand Oceans Group Ltd.[a]	5,602,000	1,769,414
China Overseas Land & Investment Ltd.	13,480,000	44,575,628
China Pacific Insurance Group Co. Ltd. Class H	8,864,200	31,197,687

Security	Shares	Value
China Petroleum & Chemical Corp. Class H	86,988,200	$63,137,727
China Power International Development Ltd.	11,455,000	4,326,960
China Power New Energy Development Co. Ltd.	2,149,000	1,307,671
China Railway Construction Corp. Ltd. Class H	6,726,000	8,228,928
China Railway Group Ltd. Class H	13,661,000	10,126,761
China Regenerative Medicine International Ltd.[a,b]	48,545,000	1,908,818
China Resources Beer Holdings Co. Ltd.	5,702,000	13,158,320
China Resources Gas Group Ltd.	3,116,000	10,444,580
China Resources Land Ltd.	9,499,777	26,759,935
China Resources Power Holdings Co. Ltd.	6,562,000	11,336,036
China SCE Property Holdings Ltd.	9,030,200	2,153,720
China Shanshui Cement Group Ltd.[a,b]	3,521,000	417,613
China Shenhua Energy Co. Ltd. Class H	11,583,000	20,816,324
China Shineway Pharmaceutical Group Ltd.	2,050,000	2,151,288
China Shipping Container Lines Co. Ltd. Class Ha	12,958,000	2,706,283
China Singyes Solar Technologies Holdings Ltd.[b]	3,059,000	1,691,831
China Southern Airlines Co. Ltd. Class H	6,266,000	3,715,938
China State Construction International Holdings Ltd.	6,328,000	7,554,360
China Suntien Green Energy Corp. Ltd. Class Hb	9,977,000	1,401,996
China Taiping Insurance Holdings Co. Ltd.[a]	5,694,908	11,423,956
China Telecom Corp. Ltd. Class H	47,184,000	24,392,670
China Traditional Chinese Medicine Holdings Co. Ltd.[a,b]	7,904,000	4,035,175
China Travel International Investment Hong Kong Ltd.[b]	10,230,000	3,006,981

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
China Unicom Hong Kong Ltd.	20,526,000	$23,260,198
China Vanke Co. Ltd. Class H	4,513,087	11,578,358
China Water Affairs Group Ltd.	4,276,000	2,668,107
China Yurun Food Group Ltd.[a,b]	7,941,000	1,105,654
China ZhengTong Auto Services Holdings Ltd.	4,254,000	1,480,749
Chinasoft International Ltd.[a,b]	7,306,000	3,400,220
Chongqing Changan Automobile Co. Ltd. Class B	2,959,067	4,501,497
Chongqing Rural Commercial Bank Co. Ltd. Class H	9,023,000	5,234,602
CIFI Holdings Group Co. Ltd.	10,660,000	3,339,517
CIMC Enric Holdings Ltd.[b]	3,696,000	1,539,057
CITIC Ltd.	14,934,000	23,527,054
CITIC Resources Holdings Ltd.[a,b]	13,016,000	1,459,879
CITIC Securities Co. Ltd. Class H	7,379,500	16,496,668
CNOOC Ltd.	60,537,000	74,376,203
Cogobuy Group[a,b,c]	1,550,000	2,509,814
Colour Life Services Group Co. Ltd.	1,809,000	1,424,951
Comba Telecom Systems Holdings Ltd.[b]	8,542,840	1,508,839
Concord New Energy Group Ltd.	26,040,000	1,594,611
Coolpad Group Ltd.[a]	11,016,000	2,116,072
COSCO International Holdings Ltd.[b]	3,140,000	1,465,408
COSCO Pacific Ltd.	5,680,000	6,151,030
Country Garden Holdings Co. Ltd.	20,350,733	10,337,047
CPMC Holdings Ltd.	2,990,000	1,638,251
Credit China Holdings Ltd.[a,b]	7,536,000	4,381,650
CRRC Corp. Ltd. Class H	14,125,750	12,638,374
CSPC Pharmaceutical Group Ltd.	14,592,000	14,165,438
CT Environmental Group Ltd.[b]	9,534,000	2,937,604
Ctrip.com International Ltd.[a,b]	1,156,183	54,745,265
Dah Chong Hong Holdings Ltd.[b]	4,126,000	1,803,222
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	2,035,300	13,827,996
Daphne International Holdings Ltd.[a]	6,448,000	889,465

Security	Shares	Value
Dawnrays Pharmaceutical Holdings Ltd.	2,556,000	$1,785,995
Dazhong Transportation Group Co. Ltd. Class B	2,798,150	2,126,594
Digital China Holdings Ltd.	3,640,000	3,280,188
Dongfeng Motor Group Co. Ltd. Class H	9,212,000	9,845,293
Dongjiang Environmental Co. Ltd. Class H	890,100	1,480,296
Dongyue Group Ltd.[a]	5,746,000	913,375
E-Commerce China Dangdang Inc. ADR[a]	278,699	1,819,904
Eastern Communications Co. Ltd. Class B	1,373,700	1,052,254
ENN Energy Holdings Ltd.	2,622,000	14,687,324
EverChina International Holdings Co. Ltd.[a]	21,890,000	733,735
Fantasia Holdings Group Co. Ltd.[b]	9,579,000	1,481,909
Far East Horizon Ltd.	7,368,000	6,886,647
FDG Electric Vehicles Ltd.[a,b]	48,195,000	2,982,383
First Tractor Co. Ltd. Class H	2,064,000	1,096,294
Fosun International Ltd.	8,971,500	12,421,943
Fufeng Group Ltd.[b]	4,889,400	2,136,857
GCL-Poly Energy Holdings Ltd.[b]	46,820,000	6,639,636
Geely Automobile Holdings Ltd.	18,510,000	14,842,840
GF Securities Co. Ltd. Class H	4,677,600	10,191,309
Glorious Property Holdings Ltd.[a]	13,420,000	1,643,601
Golden Eagle Retail Group Ltd.[b]	2,465,000	3,063,474
GOME Electrical Appliances Holding Ltd.[b]	43,702,000	5,183,336
Goodbaby International Holdings Ltd.	3,951,000	1,930,485
Great Wall Motor Co. Ltd. Class H	10,543,000	10,234,801
Greatview Aseptic Packaging Co. Ltd.	5,029,000	2,554,454
Greentown China Holdings Ltd.[a,b]	2,617,000	2,139,012
Guangdong Investment Ltd.	9,990,000	15,454,926
Guangdong Land Holdings Ltd.[a]	4,078,000	1,046,214
Guangzhou Automobile Group Co. Ltd. Class H	7,324,000	10,084,162
Guangzhou R&F Properties Co. Ltd. Class H	3,372,800	5,696,159

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Haier Electronics Group Co. Ltd.	4,434,000	$7,419,772
Haitian International Holdings Ltd.	2,487,000	5,008,146
Haitong Securities Co. Ltd. Class H	10,432,800	18,157,450
Hanergy Thin Film Power Group Ltd.[a]	8,046	—
Hangzhou Steam Turbine Co. Ltd. Class Ba	1,199,500	1,526,292
Harbin Electric Co. Ltd. Class Hb	3,590,000	1,633,764
HC International Inc.[a,b]	2,428,000	1,903,148
Hengan International Group Co. Ltd.	2,521,500	21,340,958
Hengdeli Holdings Ltd.[a]	12,670,800	1,388,491
Hi Sun Technology (China) Ltd.[a]	9,120,000	1,469,688
Hisense Kelon Electrical Holdings Co. Ltd. Class H	1,896,000	1,300,380
Hopson Development Holdings Ltd.	2,552,000	2,500,429
Hua Han Health Industry Holdings Ltd. Class Hb	21,704,288	1,510,983
Hua Hong Semiconductor Ltd.[b,c]	1,674,000	1,834,402
Huabao International Holdings Ltd.[a]	7,833,000	3,019,392
Huadian Power International Corp. Ltd. Class H	5,366,000	2,400,492
Huaneng Power International Inc. Class H	14,344,000	8,728,357
Huaneng Renewables Corp. Ltd. Class H	14,276,000	5,300,529
Huangshi Dongbei Electrical Appliance Co. Ltd. Class Ba	568,400	1,131,116
Huatai Securities Co. Ltd. Class Hc	5,065,600	10,723,196
iKang Healthcare Group Inc. ADR[a]	199,874	3,685,677
IMAX China Holding Inc.[a,b,c]	438,300	2,480,597
Industrial & Commercial Bank of China Ltd. Class H	250,513,000	159,219,917
Inner Mongolia Yitai Coal Co. Ltd. Class B	4,078,716	3,250,737

Security	Shares	Value
Intime Retail Group Co. Ltd.[b]	5,738,000	$4,660,380
JA Solar Holdings Co. Ltd. ADR[a]	225,919	1,674,060
JD.com Inc. ADR[a,b]	2,342,941	59,534,131
Jiangsu Expressway Co. Ltd. Class H	4,366,000	6,135,224
Jiangxi Copper Co. Ltd. Class H	4,744,000	5,479,903
JinkoSolar Holding Co. Ltd.[a,b]	91,260	1,684,660
Ju Teng International Holdings Ltd.	4,364,000	1,293,996
Jumei International Holding Ltd. ADR[a]	307,527	1,623,743
K Wah International Holdings Ltd.	5,421,000	2,970,219
Kama Co. Ltd.[a]	1,009,300	1,271,718
Kingboard Chemical Holdings Ltd.	2,484,200	6,469,313
Kingboard Laminates Holdings Ltd.	4,101,500	3,548,015
Kingdee International Software Group Co. Ltd.[a,b]	7,828,000	3,017,465
Kingsoft Corp. Ltd.[b]	2,803,000	5,731,212
Konka Group Co. Ltd. Class Ba	2,608,200	1,035,647
Kunlun Energy Co. Ltd.[b]	11,378,000	8,375,722
KWG Property Holding Ltd.	4,251,500	2,855,618
Lao Feng Xiang Co. Ltd. Class B	778,617	2,806,914
Launch Tech Co. Ltd.[a]	809,500	760,790
Lee & Man Paper Manufacturing Ltd.	5,168,000	4,170,778
Lenovo Group Ltd.[b]	24,720,000	16,667,496
Leyou Technologies Holdings Ltd.[a,b]	10,250,000	1,519,644
Li Ning Co. Ltd.[a,b]	5,423,000	3,684,431
Lianhua Supermarket Holdings Co. Ltd. Class Ha	2,921,000	1,269,059
Lifetech Scientific Corp.[a,b]	8,298,000	1,658,156
Livzon Pharmaceutical Group Inc. Class H	362,770	1,924,515
Longfor Properties Co. Ltd.	5,309,000	8,555,452
Lonking Holdings Ltd.	12,580,000	2,043,485
Luthai Textile Co. Ltd. Class B	1,430,492	1,799,929
Luye Pharma Group Ltd.[a]	5,213,500	3,313,573
Microport Scientific Corp.[a]	3,824,000	2,440,300
MIE Holdings Corp.[a]	7,566,000	741,310

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Minth Group Ltd.	2,390,000	$9,043,285
MMG Ltd.[a,b]	8,296,000	1,903,746
Momo Inc. ADR[a,b]	140,627	3,376,454
National Agricultural Holdings Ltd.[a,b]	4,844,000	1,017,916
NetDragon Websoft Holdings Ltd.[b]	667,500	2,250,314
Netease Inc.	273,082	57,885,192
New China Life Insurance Co. Ltd. Class H	2,725,800	11,086,987
New Oriental Education & Technology Group Inc. ADR	467,329	18,450,149
New World Department Store China Ltd.	7,524,000	1,008,794
Nexteer Automotive Group Ltd.	2,838,000	3,900,226
Nine Dragons Paper (Holdings) Ltd.	5,916,000	4,751,562
Noah Holdings Ltd. ADR[a,b]	104,158	2,739,355
North Mining Shares Co. Ltd.[a,b]	53,070,000	1,204,154
NQ Mobile Inc. ADR[a,b]	353,191	1,458,679
Parkson Retail Group Ltd.[b]	12,213,500	1,023,467
PAX Global Technology Ltd.[b]	3,097,000	2,395,591
Peak Sport Products Co. Ltd.	4,522,000	1,404,972
People’s Insurance Co. Group of China Ltd. (The) Class H	24,263,000	9,759,314
PetroChina Co. Ltd. Class H	71,824,000	47,964,459
Phoenix Healthcare Group Co. Ltd.[a]	2,298,000	4,017,260
Phoenix Satellite Television Holdings Ltd.[b]	9,454,000	2,071,976
PICC Property & Casualty Co. Ltd. Class H	15,619,360	25,814,961
Ping An Insurance Group Co. of China Ltd. Class H	17,720,500	91,723,734
Poly Property Group Co. Ltd.[a,b]	7,986,000	2,285,612
Qinqin Foodstuffs Group Cayman Co. Ltd.[a]	3,051,600	1,097,620
Qunar Cayman Islands Ltd. ADR[a,b]	132,161	3,927,825
Renhe Commercial Holdings Co. Ltd.[a,b]	58,916,000	1,633,022
Renren Inc.[a,b]	510,711	934,601
Road King Infrastructure Ltd.[b]	2,261,000	1,941,310

Security	Shares	Value
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	6,523,000	$933,449
Seaspan Corp.[b]	174,659	2,532,555
Semiconductor Manufacturing International Corp.[a]	98,137,000	10,754,046
Shandong Airlines Co. Ltd. Class B	596,000	1,379,980
Shandong Chenming Paper Holdings Ltd. Class H	2,040,500	1,794,077
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	684,000	1,029,957
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	6,956,000	4,501,772
Shang Gong Group Co. Ltd. Class Ba	836,300	917,421
Shanghai Baosight Software Co. Ltd. Class B	973,100	1,848,890
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	1,865,800	1,511,298
Shanghai Electric Group Co. Ltd. Class Ha	9,850,000	4,381,023
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	1,443,500	4,187,160
Shanghai Greencourt Investment Group Co. Ltd. Class Ba	1,854,600	1,136,870
Shanghai Haixin Group Co. Class B	1,742,000	1,461,538
Shanghai Industrial Holdings Ltd.	1,829,000	4,763,052
Shanghai Industrial Urban Development Group Ltd.	8,022,000	1,861,553
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	5,132,000	1,654,043
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	668,500	1,143,135
Shanghai Jinjiang International Travel Co. Ltd. Class B	311,800	1,213,837

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	917,395	$1,221,053
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	3,274,099	5,441,553
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	2,456,800	6,746,362
Shanghai Potevio Co. Ltd. Class Ba	545,300	925,374
Shanghai Shibei Hi-Tech Co. Ltd. Class B	986,900	1,206,979
Shenzhen Expressway Co. Ltd. Class H	2,794,000	2,953,660
Shenzhen International Holdings Ltd.	3,644,750	5,854,718
Shenzhen Investment Ltd.	10,798,000	5,178,530
Shenzhou International Group Holdings Ltd.[b]	1,985,000	13,038,418
Shimao Property Holdings Ltd.	4,147,500	5,774,712
Shougang Concord International Enterprises Co. Ltd.[a,b]	36,424,000	1,075,334
Shougang Fushan Resources Group Ltd.	11,464,000	2,128,232
Shui On Land Ltd.	13,141,166	3,727,149
Sihuan Pharmaceutical Holdings Group Ltd.	4,439,000	1,001,483
Sina Corp.[a]	195,961	14,991,016
Sino Biopharmaceutical Ltd.	15,820,000	10,156,780
Sino Oil And Gas Holdings Ltd.[a,b]	53,110,000	1,431,010
Sino-Ocean Group Holding Ltd.	10,758,500	4,993,148
Sinofert Holdings Ltd.[b]	11,702,000	1,478,449
Sinolink Worldwide Holdings Ltd.[a]	9,700,000	1,100,461
Sinopec Engineering Group Co. Ltd. Class H	4,429,000	3,671,444
Sinopec Kantons Holdings Ltd.	4,260,000	2,059,497
Sinopec Shanghai Petrochemical Co. Ltd. Class H	12,261,000	6,338,558
Sinopharm Group Co. Ltd. Class H	4,114,800	21,086,576

Security	Shares	Value
Sinosoft Technology Group Ltd.[b]	2,702,000	$1,452,585
Sinotrans Ltd. Class H	7,219,000	3,573,785
Sinotrans Shipping Ltd.[a]	10,331,000	1,478,378
Skyworth Digital Holdings Ltd.	6,942,000	5,146,034
SMI Holdings Group Ltd.[b]	20,688,000	1,840,296
SOHO China Ltd.[b]	7,759,000	4,631,343
Sohu.com Inc.[a]	117,690	5,006,533
SouFun Holdings Ltd. ADR[a,b]	1,046,307	4,708,381
SSY Group Ltd.[b]	8,334,411	2,879,585
Sun Art Retail Group Ltd.[b]	8,502,000	5,469,427
Sunac China Holdings Ltd.[b]	6,708,000	4,661,246
Sunny Optical Technology Group Co. Ltd.	2,511,000	13,418,113
Superb Summit International Group Ltd.[a,b]	6,035,000	60,609
TAL Education Group Class A ADR[a]	154,976	9,261,366
TCL Communication Technology Holdings Ltd.[b]	2,432,000	2,263,711
TCL Multimedia Technology Holdings Ltd.[a,b]	2,430,000	1,206,111
Technovator International Ltd.[b]	3,156,000	1,273,508
Tencent Holdings Ltd.	19,245,900	500,702,307
Tian Ge Interactive Holdings Ltd.[b,c]	1,944,000	1,235,559
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	1,630,000	840,558
Tianjin Development Holdings Ltd.	3,574,000	1,695,597
Tianjin Port Development Holdings Ltd.	9,484,000	1,467,212
Tianneng Power International Ltd.	2,754,000	2,250,989
Tibet Water Resources Ltd.[b]	7,457,000	2,720,638
Tingyi Cayman Islands Holding Corp.[b]	6,900,000	6,386,953
Tong Ren Tang Technologies Co. Ltd. Class H	2,446,000	4,332,748
Tongda Group Holdings Ltd.[b]	12,770,000	2,667,019
Towngas China Co. Ltd.[b]	4,433,000	2,554,615
TravelSky Technology Ltd. Class H	3,390,000	7,377,213

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Tsingtao Brewery Co. Ltd. Class H	1,294,000	$4,337,384
Tuniu Corp. ADR[a,b]	157,490	1,442,608
United Photovoltaics Group Ltd.[a,b]	19,124,000	1,454,625
V1 Group Ltd.[b]	31,226,000	1,489,492
Vinda International Holdings Ltd.[b]	968,000	1,829,488
Vipshop Holdings Ltd. ADR[a]	1,378,399	19,518,130
Viva China Holdings Ltd.[a,b]	13,032,000	1,276,865
Want Want China Holdings Ltd.[b]	19,967,000	13,153,881
Wasion Group Holdings Ltd.[b]	2,446,000	1,384,335
Weichai Power Co. Ltd. Class H	3,496,000	4,412,394
Weiqiao Textile Co. Class H	2,146,500	1,502,626
Welling Holding Ltd.[b]	8,278,000	1,515,423
West China Cement Ltd.[a,b]	10,452,000	1,051,028
Wisdom Sports Group[a,b]	3,592,000	1,217,902
Xiamen International Port Co. Ltd. Class H	4,940,000	987,140
Xingda International Holdings Ltd.	6,111,000	1,985,331
Xinhua Winshare Publishing and Media Co. Ltd. Class Ha	1,943,000	1,978,883
Xinyi Solar Holdings Ltd.[b]	10,176,000	4,184,928
XTEP International Holdings Ltd.	3,370,500	1,742,444
Yanchang Petroleum International Ltd.[a]	32,820,000	875,849
Yanzhou Coal Mining Co. Ltd. Class H	6,666,000	3,815,650
Yingde Gases Group Co. Ltd.	4,962,500	2,168,805
Yuanda China Holdings Ltd.[a]	18,418,000	524,753
YuanShengTai Dairy Farm Ltd.[a,b]	19,723,000	1,144,210
Yuexiu Property Co. Ltd.[b]	26,160,880	3,979,739
Yuexiu REIT	5,492,000	3,603,865
Yuexiu Transport Infrastructure Ltd.[b]	3,544,000	2,458,081
Yuxing InfoTech Investment Holdings Ltd.[a,b]	3,730,000	1,202,179
Yuzhou Properties Co. Ltd.	8,034,400	2,796,645
YY Inc. ADR[a,b]	106,928	5,501,446
Zhaojin Mining Industry Co. Ltd. Class Hb	3,024,500	3,095,953

Security	Shares	Value
Zhejiang Expressway Co. Ltd. Class H	4,984,000	$5,557,946
Zhonglu Co. Ltd. Class B	361,000	790,229
Zhongsheng Group Holdings Ltd.[b]	2,749,000	2,523,335
Zhuzhou CRRC Times Electric Co. Ltd. Class H	1,916,000	10,189,190
Zijin Mining Group Co. Ltd. Class H	19,626,000	6,527,873
ZTE Corp. Class H	2,591,040	3,500,706

		4,179,158,116
COLOMBIA — 0.28%
Almacenes Exito SA	608,288	3,006,637
Cementos Argos SA	1,727,107	6,899,541
Corp. Financiera Colombiana SA	389,464	5,136,948
Ecopetrol SAa	17,250,647	7,709,003
Grupo Argos SA/Colombia	986,493	6,585,971
Grupo de Inversiones Suramericana SA	838,293	10,966,092
Interconexion Electrica SA ESP	1,449,959	4,859,704

		45,163,896
CZECH REPUBLIC — 0.14%
CEZ AS	544,385	9,486,232
Komercni Banka AS	288,992	9,764,490
Pegas Nonwovens SA	52,824	1,733,672
Philip Morris CR AS	3,926	2,062,740

		23,047,134
EGYPT — 0.19%
Commercial International Bank Egypt SAE	2,530,343	13,931,212
Egyptian Financial Group-Hermes Holding Co.[a]	1,450,454	2,043,388
Ezz Steel[a]	791,301	703,086
Global Telecom Holding SAE[a]	6,408,004	2,922,586
Global Telecom Holding SAE GDR[a]	1,035,059	2,059,767
Juhayna Food Industries	1,184,159	672,094
Orascom Telecom Media And Technology Holding SAE[a]	9,784,899	628,088
Orascom Telecom Media And Technology Holding SAE GDR[a]	25,000	9,962
Palm Hills Developments SAE	4,371,893	1,211,139

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Pioneers Holding For Financial Investments SAE[a]	1,278,569	$1,382,245
Six of October Development & Investment[a]	997,636	1,506,574
South Valley Cement[a]	1,748,280	856,426
Talaat Moustafa Group	2,977,305	1,924,530

		29,851,097
GREECE — 0.36%
Alpha Bank AEa,b	4,738,010	9,076,364
Athens Water Supply & Sewage Co. SA (The)	130,118	797,054
Eurobank Ergasias SAa	6,398,127	3,812,362
FF Group[b]	126,928	3,067,642
Hellenic Exchanges-Athens Stock Exchange SA	304,739	1,476,403
Hellenic Telecommunications Organization SA	878,769	8,319,192
Intralot SA-Integrated Lottery Systems & Services[a]	446,969	439,568
JUMBO SA	379,988	4,634,165
Metka Industrial-Construction SAb	124,709	1,051,432
Motor Oil Hellas Corinth Refineries SA	238,060	2,675,254
Mytilineos Holdings SA	372,013	1,615,884
National Bank of Greece SAa,b	18,520,697	4,352,385
OPAP SA	819,013	6,859,558
Piraeus Bank SAa	22,929,377	3,728,487
Piraeus Port Authority SA	28,892	399,656
Public Power Corp. SAa	446,219	1,316,987
Titan Cement Co. SA	175,589	4,067,693

		57,690,086
HUNGARY — 0.25%
Magyar Telekom Telecommunications PLC	1,825,039	2,842,573
MOL Hungarian Oil & Gas PLC	123,523	7,700,129
OTP Bank PLC	784,164	20,455,793
Richter Gedeon Nyrt	476,510	9,761,518

		40,760,013
INDIA — 9.05%
ACC Ltd.	197,580	5,044,382
Adani Enterprises Ltd.	974,145	1,058,948
Adani Ports & Special Economic Zone Ltd.	2,905,194	11,406,910
Adani Power Ltd.[a]	3,418,582	1,411,435

Security	Shares	Value
Adani Transmissions Ltd.[a]	1,409,508	$836,613
Aditya Birla Nuvo Ltd.	153,799	3,158,196
AIA Engineering Ltd.	180,972	3,463,113
Ajanta Pharma Ltd.	100,972	2,866,628
Alstom T&D India Ltd.	340,312	1,623,812
Amara Raja Batteries Ltd.	207,831	2,967,884
Ambuja Cements Ltd.	2,532,401	10,510,391
Apollo Hospitals Enterprise Ltd.	292,382	5,893,700
Apollo Tyres Ltd.	897,684	2,453,652
Arvind Ltd.	553,581	2,573,238
Ashok Leyland Ltd.	4,261,512	5,571,082
Asian Paints Ltd.	1,041,498	18,007,325
Aurobindo Pharma Ltd.	955,560	11,284,226
Axis Bank Ltd.	5,404,455	48,165,581
Bajaj Auto Ltd.	291,383	12,959,299
Bajaj Finance Ltd.	59,626	9,803,611
Balkrishna Industries Ltd.	214,099	2,805,793
Bata India Ltd.	219,826	1,754,308
Bayer CropScience Ltd./India	48,932	2,940,596
Berger Paints India Ltd.	1,042,466	4,052,651
Bharat Financial Inclusion Ltd.[a]	386,983	4,735,442
Bharat Forge Ltd.	374,689	4,757,325
Bharat Heavy Electricals Ltd.	2,103,684	4,369,456
Bharat Petroleum Corp. Ltd.	890,170	8,009,802
Bharti Airtel Ltd.	3,485,589	17,261,395
Bharti Infratel Ltd.	2,011,643	10,535,819
Biocon Ltd.	255,239	3,493,767
Blue Dart Express Ltd.	24,617	2,000,991
Bosch Ltd.	26,909	9,710,786
Cadila Healthcare Ltd.	772,306	4,392,584
Cairn India Ltd.	1,457,659	4,334,669
Canara Bank Ltd.[a]	466,540	1,954,424
Ceat Ltd.	85,510	1,140,474
Century Textiles & Industries Ltd.	135,526	1,466,057
CESC Ltd.	286,607	2,852,803
Cipla Ltd.	1,283,587	10,981,502
Coal India Ltd.	2,488,566	12,392,665
Container Corp. of India Ltd.	138,519	2,884,451
Credit Analysis & Research Ltd.	132,188	2,465,621
CRISIL Ltd.	100,984	3,313,382
Crompton Greaves Consumer Electricals Ltd.[a]	1,320,287	3,247,981
Crompton Greaves Ltd.[a]	1,561,289	1,941,995
Dabur India Ltd.	2,061,496	8,945,360
DCB Bank Ltd.[a]	1,019,926	1,835,928

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Dewan Housing Finance Corp. Ltd.	735,817	$3,192,899
Dish TV India Ltd.[a]	1,790,487	2,637,473
Divi’s Laboratories Ltd.	308,776	6,097,600
Dr. Reddy’s Laboratories Ltd.	407,919	18,820,495
Eicher Motors Ltd.	43,359	14,729,856
Exide Industries Ltd.	924,572	2,558,208
Federal Bank Ltd.	4,941,968	5,073,321
Finolex Cables Ltd.	501,397	3,325,302
GAIL (India) Ltd.	1,111,110	6,369,346
Gateway Distriparks Ltd.	437,099	1,832,069
GlaxoSmithKline Consumer Healthcare Ltd.	43,866	4,107,795
Glenmark Pharmaceuticals Ltd.	509,873	6,403,676
GMR Infrastructure Ltd.[a]	8,743,317	1,775,558
Godrej Consumer Products Ltd.	428,128	9,696,009
Godrej Industries Ltd.	409,803	2,575,878
GRUH Finance Ltd.	553,485	2,730,647
Gujarat Pipavav Port Ltd.	645,758	1,715,400
Havells India Ltd.	980,273	6,112,618
HCL Technologies Ltd.	1,954,780	22,725,011
Hero Motocorp Ltd.	172,214	9,106,616
Hexaware Technologies Ltd.	458,976	1,391,594
Hindalco Industries Ltd.	3,870,275	9,203,245
Hindustan Unilever Ltd.	2,244,696	30,737,621
Housing Development & Infrastructure Ltd.[a]	1,102,248	1,524,911
Housing Development Finance Corp. Ltd.	5,149,821	108,075,495
ICICI Bank Ltd.	3,819,588	14,714,853
Idea Cellular Ltd.	4,486,051	6,259,840
IFCI Ltd.	2,615,783	1,107,323
India Cements Ltd. (The)	932,143	2,085,038
Indiabulls Housing Finance Ltd.	1,025,232	12,540,989
Indian Hotels Co. Ltd.	1,559,157	3,028,913
Infosys Ltd.	6,290,076	97,290,955
IRB Infrastructure Developers Ltd.	679,333	2,299,102
ITC Ltd.	11,591,740	45,011,675
Jain Irrigation Systems Ltd.	1,703,212	2,141,413
Jaiprakash Associates Ltd.[a]	5,030,368	875,075
Jammu & Kashmir Bank Ltd. (The)	1,318,879	1,385,443
Jindal Steel & Power Ltd.[a]	1,494,118	1,906,412
JSW Steel Ltd.	314,489	8,232,502

Security	Shares	Value
Jubilant Foodworks Ltd.	159,576	$2,798,239
Jubilant Life Sciences Ltd.	279,724	2,246,104
Just Dial Ltd.	176,814	1,310,198
Kajaria Ceramics Ltd.	174,934	3,294,934
Karur Vysya Bank Ltd. (The)	347,357	2,500,535
KPIT Technologies Ltd.	751,933	1,428,751
L&T Finance Holdings Ltd.	1,948,627	2,820,956
Larsen & Toubro Ltd.	1,096,915	24,780,910
LIC Housing Finance Ltd.	1,106,378	9,467,074
Lupin Ltd.	775,166	17,156,205
Mahindra & Mahindra Financial Services Ltd.	1,032,251	5,491,107
Mahindra & Mahindra Ltd.	1,285,651	27,579,009
Manappuram Finance Ltd.	1,830,496	2,331,511
Marico Ltd.	1,722,419	7,497,165
Maruti Suzuki India Ltd.	365,746	27,599,705
Max Financial Services Ltd.	492,098	4,260,392
Max India Ltd.[a]	582,339	1,344,327
MindTree Ltd.	394,121	3,310,628
Motherson Sumi Systems Ltd.	1,132,333	5,453,696
Mphasis Ltd.	332,030	2,813,108
MRF Ltd.	4,663	2,606,309
NCC Ltd./India	1,423,269	1,804,323
Nestle India Ltd.	85,349	8,316,398
NIIT Technologies Ltd.	199,208	1,189,834
NTPC Ltd.	5,660,799	13,460,986
Oil & Natural Gas Corp. Ltd.	2,822,236	9,958,106
Page Industries Ltd.	22,279	4,941,650
Persistent Systems Ltd.	205,852	1,913,283
PI Industries Ltd.	258,071	3,109,607
Piramal Enterprises Ltd.	290,407	7,972,641
Power Finance Corp. Ltd.	2,234,384	4,127,121
PTC India Ltd.	1,790,751	2,251,474
Rajesh Exports Ltd.	341,925	2,243,675
Rallis India Ltd.	542,539	1,838,168
Ramco Cements Ltd. (The)	350,167	3,020,105
Raymond Ltd.	247,889	1,529,827
Redington India Ltd.	1,218,067	1,935,230
Reliance Capital Ltd.	377,331	2,996,336
Reliance Communications Ltd.[a]	3,073,254	2,475,766
Reliance Industries Ltd.	4,430,448	70,125,054
Reliance Infrastructure Ltd.	358,332	3,192,456
Rural Electrification Corp. Ltd.	1,071,516	3,813,586
Shree Cement Ltd.	31,607	8,105,777

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Shriram Transport Finance Co. Ltd.	524,309	$9,684,881
Siemens Ltd.	289,707	5,476,834
Sintex Industries Ltd.	1,334,481	1,491,502
Sobha Ltd.	347,137	1,484,805
SRF Ltd.	75,521	1,941,308
State Bank of India	5,396,929	20,348,284
Strides Shasun Ltd.	178,665	2,537,779
Sun Pharma Advanced Research Co. Ltd.[a]	358,770	2,036,530
Sun Pharmaceuticals Industries Ltd.	3,336,477	38,643,249
Sun TV Network Ltd.	368,716	2,600,888
Sundaram Finance Ltd.	145,568	3,162,088
Suzlon Energy Ltd.[a]	9,183,848	2,166,713
Tata Communications Ltd.	347,651	2,730,802
Tata Consultancy Services Ltd.	1,624,966	60,934,405
Tata Elxsi Ltd.	39,744	937,399
Tata Global Beverages Ltd.	1,507,465	3,156,965
Tata Motors Ltd.	5,403,556	43,384,979
Tata Motors Ltd. Class A	1,269,080	6,510,265
Tata Power Co. Ltd.	4,292,944	5,032,046
Tata Steel Ltd.	1,027,465	5,678,136
Tech Mahindra Ltd.	850,915	5,956,532
Thermax Ltd.	167,844	2,097,361
Titan Co. Ltd.	1,193,568	7,458,686
Torrent Power Ltd.	483,739	1,361,216
TTK Prestige Ltd.	23,339	1,710,260
Tube Investments of India Ltd.	375,465	3,135,696
TV18 Broadcast Ltd.[a]	2,354,520	1,481,903
TVS Motor Co. Ltd.	476,451	2,319,648
Ultratech Cement Ltd.	140,905	8,476,392
Union Bank of India	601,964	1,273,679
United Spirits Ltd.[a]	234,050	8,083,759
UPL Ltd.	1,250,183	11,927,795
VA Tech Wabag Ltd.	222,138	1,887,360
Vakrangee Ltd.	484,188	1,414,896
Vedanta Ltd.	3,552,537	9,017,938
Vijaya Bank[a]	2,579,006	1,486,481
Voltas Ltd.	485,731	2,830,832
Welspun India Ltd.	1,152,889	838,371
Wipro Ltd.	2,202,995	16,172,951
Wockhardt Ltd.[a]	116,766	1,425,619
Yes Bank Ltd.	930,297	18,976,836

Security	Shares	Value
Zee Entertainment Enterprises Ltd.	2,085,276	$16,798,662

		1,447,521,226
INDONESIA — 2.65%
Ace Hardware Indonesia Tbk PT	30,813,000	2,322,880
Adaro Energy Tbk PT	49,674,900	4,306,531
Adhi Karya Persero Tbk PT	7,137,600	1,436,667
AKR Corporindo Tbk PT	6,790,700	3,417,107
Alam Sutera Realty Tbk PTa	43,003,000	1,594,985
Aneka Tambang Persero Tbk PTa	34,771,143	1,887,314
Arwana Citramulia Tbk PT	25,379,200	1,061,851
Astra International Tbk PT	68,495,800	42,083,737
Bank Bukopin Tbk	24,790,900	1,336,260
Bank Central Asia Tbk PT	41,841,500	47,471,887
Bank Danamon Indonesia Tbk PT	11,938,800	3,672,092
Bank Mandiri Persero Tbk PT	32,106,900	27,169,239
Bank Negara Indonesia Persero Tbk PT	25,550,000	11,315,963
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	11,869,600	1,440,637
Bank Rakyat Indonesia Persero Tbk PT	37,731,500	33,137,729
Bank Tabungan Negara Persero Tbk PT	17,464,476	2,646,332
Bumi Serpong Damai Tbk PT	28,389,300	4,601,357
Charoen Pokphand Indonesia Tbk PT	25,561,500	7,187,666
Ciputra Development Tbk PT	39,416,727	4,590,942
Eagle High Plantations Tbk PTa	37,698,400	596,808
Gudang Garam Tbk PT	1,664,900	8,082,892
Hanjaya Mandala Sampoerna Tbk PT	32,432,100	9,730,852
Hanson International Tbk PTa	263,163,300	3,114,711
Indocement Tunggal Prakarsa Tbk PT	5,034,200	6,717,327
Indofood CBP Sukses Makmur Tbk PT	8,487,800	6,382,646
Indofood Sukses Makmur Tbk PT	15,193,700	9,077,276
Jasa Marga Persero Tbk PT	7,927,300	2,904,386

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Kalbe Farma Tbk PT	73,414,100	$9,934,286
Kawasan Industri Jababeka Tbk PT	84,823,013	2,033,450
Krakatau Steel Persero Tbk PTa	13,865,100	945,942
Link Net Tbk PT	4,676,900	1,565,431
Lippo Cikarang Tbk PTa	2,959,400	1,461,294
Lippo Karawaci Tbk PT	62,847,900	5,211,662
Matahari Department Store Tbk PT	7,946,500	11,981,153
Media Nusantara Citra Tbk PT	18,253,600	2,642,059
Mitra Adiperkasa Tbk PTa	3,559,500	1,234,354
Modernland Realty Tbk PTa	42,860,700	1,240,747
Multipolar Tbk PTa	28,201,354	905,675
Pakuwon Jati Tbk PT	90,905,900	4,077,573
Panin Financial Tbk PTa	80,235,500	1,330,706
Pembangunan Perumahan Persero Tbk PT	9,328,600	3,059,134
Perusahaan Gas Negara Persero Tbk PT	37,129,400	8,453,131
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	11,989,300	1,446,127
Ramayana Lestari Sentosa Tbk PT	16,638,000	1,555,305
Salim Ivomas Pratama Tbk PT	13,519,000	524,861
Semen Indonesia Persero Tbk PT	9,981,500	7,449,442
Siloam International Hospitals Tbk PTa	1,161,600	989,527
Sugih Energy Tbk PTa	82,105,800	705,621
Summarecon Agung Tbk PT	35,738,400	4,714,829
Surya Citra Media Tbk PT	21,257,500	4,855,652
Tambang Batubara Bukit Asam Persero Tbk PT	2,702,500	2,022,036
Telekomunikasi Indonesia Persero Tbk PT	172,241,500	54,665,414
Timah Persero Tbk PT	21,193,452	1,278,158
Tower Bersama Infrastructure Tbk PT	8,660,000	3,639,616
Unilever Indonesia Tbk PT	5,311,400	18,278,584
United Tractors Tbk PT	5,850,900	8,270,213
Waskita Karya Persero Tbk PT	18,474,000	3,885,598
Wijaya Karya Persero Tbk PT	8,994,000	2,196,801
XL Axiata Tbk PTa	13,170,200	2,819,704

		424,662,159

Security	Shares	Value
MALAYSIA — 2.86%
AEON Credit Service M Bhd[b]	520,000	$1,920,750
AirAsia Bhd	4,408,200	3,260,905
Alliance Financial Group Bhd	4,106,100	3,999,284
AMMB Holdings Bhd	6,268,000	6,784,988
Astro Malaysia Holdings Bhd	6,037,900	4,392,012
Axiata Group Bhd	9,138,200	12,370,538
Berjaya Corp. Bhd	13,774,700	1,137,844
Berjaya Sports Toto Bhd	2,294,673	1,895,489
British American Tobacco Malaysia Bhd	509,400	6,182,386
Bumi Armada Bhd[a]	9,114,600	1,674,363
Bursa Malaysia Bhd	1,994,400	4,278,456
Cahya Mata Sarawak Bhd[b]	2,291,000	2,152,314
Capitaland Malaysia Mall Trust[b]	5,704,800	2,208,491
Carlsberg Brewery Malaysia Bhd	699,600	2,535,845
CIMB Group Holdings Bhd	10,270,500	12,155,936
Dialog Group Bhd	13,098,796	4,974,022
DiGi.Com Bhd[b]	12,054,700	14,921,611
DRB-Hicom Bhd	2,655,600	857,807
Eastern & Oriental Bhd[a,b]	4,295,429	1,768,800
Felda Global Ventures Holdings Bhd	4,523,400	2,531,899
Gamuda Bhd	5,759,200	6,930,069
Genting Bhd	7,679,400	14,769,898
Genting Malaysia Bhd	10,316,500	11,294,602
Genting Plantations Bhd[b]	970,800	2,537,413
HAP Seng Consolidated Bhd[b]	2,156,800	4,137,567
Hartalega Holdings Bhd	2,761,500	2,982,461
Hong Leong Bank Bhd	2,490,300	8,031,839
Hong Leong Financial Group Bhd	955,400	3,788,148
IHH Healthcare Bhd	10,113,400	16,309,120
IJM Corp. Bhd	9,773,300	8,265,915
Inari Amertron Bhd[b]	2,971,000	2,322,296
IOI Corp. Bhd	7,777,900	8,476,962
IOI Properties Group Bhd	5,725,173	3,557,499
KNM Group Bhd[a,b]	11,422,800	1,168,897
Kossan Rubber Industries	1,365,800	2,212,626
KPJ Healthcare Bhd	2,656,250	2,809,842
Kuala Lumpur Kepong Bhd	1,434,500	8,340,651
Lafarge Malaysia Bhd	1,438,600	2,855,562
Magnum Bhd	2,584,200	1,484,696
Mah Sing Group Bhd	5,975,923	2,342,921

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Malayan Banking Bhd[b]	11,366,200	$21,916,825
Malaysia Airports Holdings Bhd	2,643,900	4,107,156
Malaysia Building Society Bhd	6,455,400	1,368,917
Malaysian Resources Corp. Bhd	3,397,200	1,047,097
Maxis Bhd[b]	6,514,300	10,087,487
Media Prima Bhd	4,841,800	1,683,378
MISC Bhd	3,589,200	6,690,754
My EG Services Bhd	5,911,900	3,192,470
OSK Holdings Bhd	2,606,400	1,002,585
Parkson Holdings Bhd[a]	3,412,302	610,016
Pavilion REIT	5,225,300	2,383,628
Petronas Chemicals Group Bhd	8,414,800	13,881,152
Petronas Dagangan Bhd	781,000	4,506,325
Petronas Gas Bhd	2,454,800	13,437,692
POS Malaysia Bhd	2,086,300	1,697,643
PPB Group Bhd	1,607,700	6,374,508
Public Bank Bhd	9,377,560	45,783,674
QL Resources Bhd	2,868,750	3,133,661
RHB Bank Bhd	3,004,466	3,704,187
RHB Bank Bhd New	1,769,000	4
Sapurakencana Petroleum Bhd[b]	11,464,400	4,466,466
Sime Darby Bhd	8,653,500	16,835,437
Sunway Bhd[b]	2,410,200	1,812,627
Sunway Construction Group Bhd	3,835,470	1,551,022
Sunway REIT	5,920,000	2,510,763
Supermax Corp. Bhd[b]	2,154,200	1,078,295
Ta Ann Holdings Bhd	2,005,160	1,765,114
TA Enterprise Bhd	6,137,300	764,230
Telekom Malaysia Bhd	3,654,700	6,164,011
Tenaga Nasional Bhd	11,470,100	41,688,885
TIME dotCom Bhd	1,546,000	3,076,370
Top Glove Corp. Bhd	2,892,900	3,031,642
UEM Sunrise Bhd[b]	5,302,300	1,412,029
UMW Holdings Bhd[b]	1,735,500	2,383,611
UOA Development Bhd	2,678,800	1,631,522
WCT Holdings Bhd	4,313,468	1,680,503
Westports Holdings Bhd	3,806,800	4,177,108
YTL Corp. Bhd	13,761,800	5,700,857
YTL Power International Bhd	6,741,335	2,476,782

		457,439,157
MEXICO — 3.71%
Alfa SAB de CV	9,440,400	15,304,768
Alsea SAB de CV	1,986,500	7,123,238

Security	Shares	Value
America Movil SAB de CV	106,656,100	$63,647,443
Arca Continental SAB de CV	1,542,500	9,579,339
Axtel SAB de CV CPO[a,b]	3,885,600	1,041,995
Banregio Grupo Financiero SAB de CV	950,000	5,396,780
Bolsa Mexicana de Valores SAB de CV	1,696,500	3,104,612
Cemex SAB de CV CPO[a]	47,146,060	38,903,698
Coca-Cola Femsa SAB de CV Series L	1,671,400	12,405,674
Concentradora Fibra Hotelera Mexicana SA de CV	2,151,900	1,601,202
Consorcio ARA SAB de CV	4,654,300	1,694,603
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa	2,344,800	4,155,554
Corp Inmobiliaria Vesta SAB de CV	1,978,100	2,824,247
El Puerto de Liverpool SAB de CV Series C1	632,840	6,868,127
Fibra Uno Administracion SA de CV	8,420,500	16,226,267
Fomento Economico Mexicano SAB de CV	6,267,700	57,210,254
Genomma Lab Internacional SAB de CV Series Ba	2,867,000	3,206,026
Gentera SAB de CV	3,720,600	7,189,299
Gruma SAB de CV Series B	770,345	10,216,831
Grupo Aeromexico SAB de CVa	1,759,000	3,522,894
Grupo Aeroportuario del Centro Norte SAB de CV	777,000	4,757,433
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,265,800	12,528,024
Grupo Aeroportuario del Sureste SAB de CV Series B	741,655	11,270,994
Grupo Bimbo SAB de CV	5,887,700	16,690,723
Grupo Carso SAB de CV Series A1	2,073,700	8,420,637
Grupo Comercial Chedraui SA de CV	1,359,900	3,272,048
Grupo Famsa SAB de CV Series Aa,b	1,119,953	584,052

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Grupo Financiero Banorte SAB de CV	8,457,900	$45,367,290
Grupo Financiero Inbursa SAB de CV Series O	8,209,600	14,270,944
Grupo Financiero Santander Mexico SAB de CV Series B	6,186,600	11,764,171
Grupo Herdez SAB de CVb	1,206,600	2,586,656
Grupo Lala SAB de CV	2,427,200	5,066,971
Grupo Mexico SAB de CV Series B	13,076,200	32,612,970
Grupo Televisa SAB	8,358,700	45,464,240
Industrias Bachoco SAB de CV Series B	737,500	3,255,455
Industrias CH SAB de CV Series Ba,b	521,800	2,362,774
Industrias Penoles SAB de CV	475,000	10,966,506
Kimberly-Clark de Mexico SAB de CV Series A	5,245,500	12,537,770
La Comer SAB de CVa,b	1,771,200	1,607,046
Macquarie Mexico Real Estate Management SA de CV	2,818,300	3,650,441
Mexichem SAB de CV	3,663,300	8,406,539
OHL Mexico SAB de CVa	2,699,200	3,802,305
PLA Administradora Industrial S. de RL de CVb	2,141,600	3,580,920
Promotora y Operadora de Infraestructura SAB de CV	928,970	11,120,808
Qualitas Controladora SAB de CV	1,341,600	1,995,113
Telesites SAB de CVa	5,829,195	3,416,808
TV Azteca SAB de CV CPO[b]	5,640,400	1,031,302
Urbi Desarrollos Urbanos SAB de CVa,b	558,900	—
Wal-Mart de Mexico SAB de CV	17,963,700	40,861,319

		594,475,110
PERU — 0.33%
Cia. de Minas Buenaventura SA ADR[a]	652,401	8,063,676
Credicorp Ltd.	231,943	36,340,829
Southern Copper Corp.	293,574	7,580,081

		51,984,586
PHILIPPINES — 1.41%
Aboitiz Equity Ventures Inc.	6,767,690	10,893,374
Aboitiz Power Corp.	4,934,100	4,818,147
Alliance Global Group Inc.	6,926,300	2,422,979

Security	Shares	Value
Ayala Corp.	868,590	$16,311,112
Ayala Land Inc.	25,098,100	20,737,780
Bank of the Philippine Islands	2,718,445	6,155,080
BDO Unibank Inc.	5,660,970	13,886,659
Belle Corp.	19,608,900	1,296,178
Cebu Air Inc.	838,710	2,133,000
Cosco Capital Inc.	8,884,800	1,653,208
D&L Industries Inc.	9,469,900	2,292,531
DMCI Holdings Inc.	14,585,300	3,599,763
DoubleDragon Properties Corp.	2,390,310	3,075,418
Energy Development Corp.	30,313,600	3,727,802
Filinvest Land Inc.	38,959,000	1,605,350
First Gen Corp.	4,321,800	2,360,550
First Philippine Holdings Corp.	662,840	1,038,466
Globe Telecom Inc.	111,410	4,710,327
GT Capital Holdings Inc.	281,435	9,271,439
International Container Terminal Services Inc.	1,827,830	3,295,154
JG Summit Holdings Inc.	9,913,823	16,595,733
Jollibee Foods Corp.	1,521,160	7,998,373
Lopez Holdings Corp.	6,533,300	1,109,098
Manila Water Co. Inc.	4,337,900	2,606,743
Megaworld Corp.	36,474,600	3,686,991
Melco Crown Philippines Resorts Corp.[a]	7,999,000	652,349
Metro Pacific Investments Corp.	45,256,100	6,721,155
Metropolitan Bank & Trust Co.	2,303,032	4,127,120
Nickel Asia Corp.	5,235,124	699,964
PLDT Inc.	324,565	12,719,298
Rizal Commercial Banking Corp.	1,055,590	734,008
Robinsons Land Corp.	5,860,400	4,012,163
Security Bank Corp.	896,550	4,106,101
SM Investments Corp.	833,742	12,167,498
SM Prime Holdings Inc.	28,716,896	18,396,810
Universal Robina Corp.	2,931,770	11,766,090
Vista Land & Lifescapes Inc.	16,415,300	2,096,170

		225,479,981
POLAND — 1.07%
Alior Bank SAa,b	336,158	4,579,969
Asseco Poland SA	286,630	4,177,784
Bank Handlowy w Warszawie SA	128,016	2,382,698
Bank Millennium SAa	2,308,948	3,417,953
Bank Pekao SA	537,175	18,025,546

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Bank Zachodni WBK SAb	123,344	$10,122,700
Budimex SA	50,293	2,533,069
CCC SA	99,176	4,614,783
Ciech SA	117,649	2,030,023
Cyfrowy Polsat SAa	761,552	4,789,696
Enea SAa	849,976	2,142,678
Energa SA	746,936	1,546,827
Eurocash SA	280,284	3,081,343
Getin Holding SAa	1,330,609	329,986
Getin Noble Bank SAa,b	5,268,979	687,021
Globe Trade Centre SAa,b	954,271	1,756,619
Grupa Azoty SA	169,336	2,779,875
Grupa Lotos SAa	344,475	2,558,451
KGHM Polska Miedz SA	465,408	8,715,951
KRUK SA	3,900	224,347
LPP SA	4,548	5,232,465
Lubelski Wegiel Bogdanka SA	54,363	778,332
mBank SAa	54,910	5,468,047
Netia SA	1,348,545	1,617,006
Orange Polska SA	2,195,740	3,020,206
PGE Polska Grupa Energetyczna SA	2,831,918	8,355,257
Polski Koncern Naftowy ORLEN SA	1,107,736	18,408,693
Polskie Gornictwo Naftowe i Gazownictwo SA	6,140,826	8,368,109
Powszechna Kasa Oszczednosci Bank Polski SAa	2,988,693	20,302,344
Powszechny Zaklad Ubezpieczen SA	1,903,245	13,454,363
Synthos SAa	2,091,533	2,074,769
Tauron Polska Energia SAa	3,668,171	2,607,160
Warsaw Stock Exchange	186,149	1,672,859

		171,856,929
QATAR — 0.88%
Al Meera Consumer Goods Co. QSC	24,721	1,486,784
Barwa Real Estate Co.	299,277	2,999,879
Commercial Bank QSC (The)	522,601	6,027,776
Doha Bank QSC	270,373	2,788,116
Ezdan Holding Group QSC	2,744,325	14,168,731
Gulf International Services QSC	179,492	1,759,750
Industries Qatar QSC	511,735	15,739,855
Masraf Al Rayan QSC	1,255,913	13,106,319

Security	Shares	Value
Mazaya Qatar Real Estate Development QSC[a]	339,416	$1,361,821
Medicare Group	34,293	861,716
Ooredoo QSC	274,302	7,736,366
Qatar Electricity & Water Co. QSC	92,370	5,491,948
Qatar Gas Transport Co. Ltd.	940,099	6,454,330
Qatar Industrial Manufacturing Co. QSC	102,986	1,247,252
Qatar Insurance Co. SAQ	420,051	10,035,958
Qatar Islamic Bank SAQ	216,773	6,596,029
Qatar National Bank SAQ	732,052	32,769,296
Qatar National Cement Co. QSC	56,728	1,367,822
Qatari Investors Group QSC	122,565	1,797,402
Salam International Investment Ltd. QSC	540,949	1,775,259
United Development Co. QSC	226,645	1,271,605
Vodafone Qatar QSC[a]	1,162,274	3,798,333

		140,642,347
RUSSIA — 3.06%
Aeroflot PJSC[a]	2,910,200	4,404,326
Alrosa PJSC	9,271,200	10,725,179
Gazprom PJSC	27,481,930	56,736,616
Gazprom PJSC ADR	6,721,554	27,188,686
Inter RAO UES PJSC	114,927,000	4,955,532
LSR Group PJSC GDR[d]	1,008,456	2,964,861
Lukoil PJSC	925,753	41,511,364
Lukoil PJSC ADR	524,855	23,539,747
M Video OJSC	603,170	3,195,737
Magnit PJSC GDR[d]	970,299	38,268,593
Mechel PJSC[a]	453,109	951,529
MegaFon PJSC GDR[d]	354,606	3,599,251
MMC Norilsk Nickel PJSC	201,478	29,662,446
Mobile TeleSystems PJSC ADR	1,787,553	14,532,806
Moscow Exchange MICEX-RTS PJSC	5,499,460	10,686,252
Novatek OJSC GDR[d]	321,430	34,650,154
PhosAgro PJSC GDR[d]	404,313	5,417,794
Rosneft PJSC	1,206,660	6,367,316
Rosneft PJSC GDR[d]	2,223,934	11,620,055
Rostelecom PJSC	4,171,580	5,236,939
RusHydro PJSC	456,851,000	5,556,953
Sberbank of Russia PJSC	12,641,030	27,736,075

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Sberbank of Russia PJSC ADR	5,494,596	$50,385,445
Severstal PJSC	816,350	9,511,226
Sistema PJSC FC GDR[d]	692,719	5,881,184
Surgutneftegas OJSC	21,861,750	10,462,056
Surgutneftegas OJSC ADR	639,355	3,013,919
Tatneft PJSC Class S	5,097,130	24,958,132
VTB Bank PJSC	5,421,870,000	5,650,677
VTB Bank PJSC GDR[d]	4,675,309	9,561,007

		488,931,857
SOUTH AFRICA — 6.54%
Adcock Ingram Holdings Ltd.	344,137	1,086,380
Advtech Ltd.	2,479,905	2,752,238
Aeci Ltd.	477,049	3,339,698
African Rainbow Minerals Ltd.	387,348	2,298,687
Anglo American Platinum Ltd.[a]	179,430	4,820,562
AngloGold Ashanti Ltd.[a]	1,396,594	22,758,726
Aspen Pharmacare Holdings Ltd.	1,175,678	28,125,217
Astral Foods Ltd.	194,134	1,720,458
Attacq Ltd.[a,b]	2,065,951	2,527,303
AVI Ltd.	1,150,819	6,960,843
Barclays Africa Group Ltd.	1,438,245	14,554,336
Barloworld Ltd.	730,455	4,130,300
Bid Corp. Ltd.[a]	1,085,876	19,925,481
Bidvest Group Ltd. (The)	1,084,009	11,198,021
Blue Label Telecoms Ltd.	2,444,534	3,164,870
Brait SEa	1,166,799	9,238,188
Capitec Bank Holdings Ltd.	145,424	5,757,799
Cashbuild Ltd.	89,061	2,362,084
City Lodge Hotels Ltd.	187,309	2,062,237
Clicks Group Ltd.[b]	879,983	7,242,412
Clover Industries Ltd.	1,436,044	1,859,206
Coronation Fund Managers Ltd.	823,558	3,903,381
DataTec Ltd.	723,894	2,459,857
Discovery Ltd.	1,232,304	10,036,551
Emira Property Fund Ltd.	2,080,978	2,001,192
EOH Holdings Ltd.	443,148	4,329,338
Exxaro Resources Ltd.	509,073	2,602,771
Famous Brands Ltd.	288,777	2,983,122
FirstRand Ltd.	11,447,763	34,286,922
Fortress Income Fund Ltd.	2,643,710	6,119,603

Security	Shares	Value
Fortress Income Fund Ltd. Class A	3,018,009	$3,369,946
Foschini Group Ltd. (The)	701,642	6,232,886
Gold Fields Ltd.	2,666,653	13,612,224
Grindrod Ltd.[b]	2,137,120	1,663,027
Growthpoint Properties Ltd.	6,958,613	12,026,351
Harmony Gold Mining Co. Ltd.[a,b]	1,362,870	4,857,155
Hosken Consolidated Investments Ltd.	254,056	2,285,168
Hudaco Industries Ltd.	234,310	1,640,185
Hyprop Investments Ltd.	812,572	7,099,578
Impala Platinum Holdings Ltd.[a]	2,080,070	7,981,484
Imperial Holdings Ltd.	488,111	5,232,029
Investec Ltd.	763,911	4,456,535
JSE Ltd.	347,216	3,681,198
Lewis Group Ltd.[b]	398,064	1,122,705
Liberty Holdings Ltd.	412,754	3,163,368
Life Healthcare Group Holdings Ltd.	3,229,856	8,451,012
Massmart Holdings Ltd.	391,689	3,444,879
Metair Investments Ltd.	944,107	1,270,431
MMI Holdings Ltd./South Africa	3,328,126	5,102,743
Mondi Ltd.	395,571	7,984,463
Mpact Ltd.	811,270	1,791,348
Mr. Price Group Ltd.	815,155	10,219,526
MTN Group Ltd.	5,645,566	46,118,670
Murray & Roberts Holdings Ltd.	2,039,958	1,770,423
Nampak Ltd.	2,120,888	2,731,441
Naspers Ltd. Class N	1,491,986	243,963,689
Nedbank Group Ltd.	669,598	9,398,122
Netcare Ltd.	3,204,967	7,155,233
New Europe Property Investments PLC	826,730	9,184,172
Northam Platinum Ltd.[a,b]	1,130,796	3,727,270
Omnia Holdings Ltd.	251,094	2,947,261
Pick n Pay Stores Ltd.	1,004,456	5,030,421
Pioneer Foods Group Ltd.	447,963	5,175,543
PPC Ltd.[b]	2,376,336	959,310
PSG Group Ltd.	329,631	4,210,291
Rand Merchant Investment Holdings Ltd.	2,389,869	6,789,147
Redefine Properties Ltd.	14,024,835	10,503,745
Remgro Ltd.	1,636,524	27,995,464
Resilient REIT Ltd.	1,014,655	8,137,017

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Reunert Ltd.	597,879	$2,472,107
RMB Holdings Ltd.	2,392,871	9,546,017
Royal Bafokeng Platinum Ltd.[a]	305,206	987,336
SA Corporate Real Estate Fund Nominees Pty Ltd.	7,512,932	2,665,292
Sanlam Ltd.	4,794,964	20,360,629
Sappi Ltd.[a]	1,889,575	9,298,813
Sasol Ltd.	1,879,998	47,294,615
Shoprite Holdings Ltd.	1,461,848	18,727,439
Sibanye Gold Ltd.	2,543,431	9,857,985
SPAR Group Ltd. (The)	640,901	8,362,902
Standard Bank Group Ltd.	4,399,010	39,804,147
Steinhoff International Holdings NV Class H	9,850,256	59,058,089
Sun International Ltd./South Africa	454,487	2,903,757
Super Group Ltd./South Africa[a]	1,348,512	3,712,632
Telkom SA SOC Ltd.	900,146	3,719,473
Tiger Brands Ltd.	555,018	14,390,941
Tongaat Hulett Ltd.	383,982	3,223,391
Trencor Ltd.	700,514	1,674,380
Truworths International Ltd.	1,479,699	7,657,872
Tsogo Sun Holdings Ltd.	1,439,286	2,975,577
Vodacom Group Ltd.	1,275,997	13,261,943
Vukile Property Fund Ltd.	2,075,913	2,405,461
Wilson Bayly Holmes-Ovcon Ltd.	239,549	2,421,677
Woolworths Holdings Ltd./South Africa	3,384,168	18,546,726
Zeder Investments Ltd.	4,989,861	2,316,189

		1,046,738,633
SOUTH KOREA — 14.63%
Able C&C Co. Ltd.[b]	50,542	1,090,166
Advanced Process Systems Corp.[a,b]	85,556	1,492,434
AeroSpace Technology of Korea Inc.[a,b]	53,649	916,604
Agabang & Co.[a,b]	116,869	797,644
Ahnlab Inc.[b]	29,400	1,626,888
AK Holdings Inc.[b]	21,687	1,163,123
ALUKO Co. Ltd.[b]	163,872	734,117
Amicogen Inc.[b]	28,574	1,524,801
AmorePacific Corp.	109,331	37,849,117
AmorePacific Group	99,151	12,894,076
Asiana Airlines Inc.[a]	360,078	1,734,187
ATGen Co. Ltd.[a,b]	33,598	1,392,132

Security	Shares	Value
BGF retail Co. Ltd.[b]	35,076	$6,370,305
Binex Co. Ltd.[a,b]	107,781	2,029,956
Binggrae Co. Ltd.[b]	29,028	1,437,081
BNK Financial Group Inc.	847,740	6,728,699
Boditech Med Inc.[a,b]	56,985	1,387,572
Bukwang Pharmaceutical Co. Ltd.[b]	80,096	1,997,012
Byucksan Corp.[b]	188,390	759,474
Caregen Co. Ltd.[b]	14,444	1,550,625
Cell Biotech Co. Ltd.[b]	25,206	1,168,745
Celltrion Inc.[a,b]	255,773	24,499,154
Chabiotech Co. Ltd.[a,b]	149,987	2,125,376
Cheil Worldwide Inc.	234,657	3,346,230
Chong Kun Dang Pharmaceutical Corp.[b]	21,473	1,921,978
CJ CGV Co. Ltd.[b]	49,722	3,678,982
CJ CheilJedang Corp.	27,072	9,456,990
CJ Corp.	50,491	8,649,131
CJ E&M Corp.	68,392	4,262,999
CJ Freshway Corp.[b]	31,114	1,070,154
CJ Korea Express Corp.[a,b]	25,715	4,635,619
CJ O Shopping Co. Ltd.	11,822	1,679,466
CMG Pharmaceutical Co. Ltd.[a,b]	268,257	937,095
Com2uSCorp.[a,b]	35,929	3,325,446
Coreana Cosmetics Co. Ltd.[b]	114,373	754,964
Cosmax Inc.[b]	25,388	3,335,733
COSON Co. Ltd.[a,b]	76,215	1,079,997
Coway Co. Ltd.	183,782	13,746,564
Crown Confectionery Co. Ltd.[b]	31,171	816,317
CrucialTec Co. Ltd.[a,b]	109,671	968,842
CrystalGenomics Inc.[a,b]	65,973	1,526,550
Dae Hwa Pharmaceutical Co. Ltd.[b]	40,478	1,453,941
Daeduck Electronics Co.	204,684	1,415,349
Daeduck GDS Co. Ltd.	127,924	1,497,227
Daekyo Co. Ltd.	161,712	1,171,868
Daelim Industrial Co. Ltd.	93,175	6,777,123
Daesang Corp.[b]	75,871	2,180,866
Daewoo Engineering & Construction Co. Ltd.[a,b]	438,745	2,392,439
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a,b]	397,780	1,598,255
Daewoong Pharmaceutical Co. Ltd.[b]	18,597	1,264,262
Daishin Securities Co. Ltd.	170,348	1,565,979
Daou Technology Inc.	103,873	1,961,010
Dawonsys Co. Ltd.[b]	57,735	1,351,465

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
DGB Financial Group Inc.	554,140	$4,542,457
DIO Corp.[a,b]	41,671	1,840,625
Dong-A Socio Holdings Co. Ltd.[b]	12,194	2,034,156
Dong-A ST Co. Ltd.[b]	15,133	1,411,508
Dongbu HiTek Co. Ltd.[a,b]	118,936	1,818,707
Dongbu Insurance Co. Ltd.	169,467	10,259,213
DongKook Pharmaceutical Co. Ltd.	19,300	1,081,839
Dongkuk Steel Mill Co. Ltd.[a,b]	203,589	1,548,372
Dongsuh Cos. Inc.	126,475	3,499,331
Dongwon Industries Co. Ltd.[b]	7,231	1,880,708
Doosan Engine Co. Ltd.[a]	149,787	599,820
Doosan Heavy Industries & Construction Co. Ltd.	156,114	3,871,347
Doosan Infracore Co. Ltd.[a,b]	458,395	3,358,823
DoubleUGames Co. Ltd.[a,b]	38,954	1,318,846
DuzonBIzon Co. Ltd.	82,974	1,518,089
E-MART Inc.	65,221	9,212,832
E1 Corp.	16,870	966,810
Emerson Pacific Inc.[a,b]	27,369	909,436
EO Technics Co. Ltd.[b]	31,070	2,432,656
Fila Korea Ltd.[b]	37,572	3,386,535
Foosung Co. Ltd.[a,b]	225,704	1,419,000
G-SMATT GLOBAL Co. Ltd.[a,b]	57,324	1,439,526
G-treeBNT Co. Ltd.[a,b]	69,822	1,158,482
Gamevil Inc.[a,b]	23,411	1,352,169
GemVax & Kael Co. Ltd.[a,b]	99,342	1,510,177
Genexine Co. Ltd.[a,b]	33,519	1,390,362
Golfzon Co. Ltd.[b]	7,768	455,630
Golfzonyuwon Holdings Co. Ltd.[b]	85,621	567,479
Grand Korea Leisure Co. Ltd.	115,618	2,706,394
Green Cross Cell Corp.[a]	28,407	770,683
Green Cross Corp./South Korea[b]	19,172	3,009,058
Green Cross Holdings Corp.[b]	83,232	2,254,355
GS Engineering & Construction Corp.[a,b]	167,805	4,326,811
GS Holdings Corp.	168,968	7,486,116
GS Home Shopping Inc.	13,018	1,835,363
GS Retail Co. Ltd.[b]	95,082	4,016,468
Gwangju Shinsegae Co. Ltd.	5,254	1,241,640
Halla Holdings Corp.	30,121	2,053,091
Hana Financial Group Inc.	985,641	25,900,701
Hana Tour Service Inc.[b]	33,359	2,154,124
Hanall Biopharma Co. Ltd.[a,b]	89,842	1,615,544
Hancom Inc.[b]	88,075	1,362,595
Handsome Co. Ltd.[b]	58,109	1,988,214

Security	Shares	Value
Hanil Cement Co. Ltd.	13,082	$912,807
Hanjin Heavy Industries & Construction Co. Ltd.[a]	235,447	901,667
Hanjin Kal Corp.[b]	152,161	2,592,878
Hanjin Shipping Co. Ltd.[a,b]	539,666	600,167
Hanjin Transportation Co. Ltd.[b]	38,450	1,284,540
Hankook Shell Oil Co. Ltd.[b]	4,162	1,636,804
Hankook Tire Co. Ltd.	253,015	12,662,096
Hankook Tire Worldwide Co. Ltd.[b]	98,221	1,885,138
Hanmi Pharm Co. Ltd.[b]	17,823	9,494,943
Hanmi Science Co. Ltd.[b]	40,446	4,860,775
Hanon Systems	642,927	6,746,409
Hansae Co. Ltd.[b]	73,230	1,589,387
Hansol Chemical Co. Ltd.	38,886	3,114,368
Hansol Holdings Co. Ltd.[a]	202,101	1,212,606
Hansol Technics Co. Ltd.[a,b]	64,167	978,331
Hanssem Co. Ltd.[b]	39,604	5,221,335
Hanwha Chemical Corp.	356,658	8,188,740
Hanwha Corp.	147,381	4,844,407
Hanwha General Insurance Co. Ltd.[b]	241,534	1,390,716
Hanwha Investment & Securities Co. Ltd.[a,b]	318,113	674,742
Hanwha Life Insurance Co. Ltd.	734,623	3,735,706
Hanwha Techwin Co. Ltd.	126,605	6,994,500
Hite Jinro Co. Ltd.[b]	108,295	2,127,050
HLB Inc.[a,b]	109,983	1,780,442
HMC Investment Securities Co. Ltd.	146,827	1,362,923
Hotel Shilla Co. Ltd.[b]	114,076	6,936,639
Huchems Fine Chemical Corp.[b]	105,307	1,855,859
Hugel Inc.[a]	8,535	3,201,965
Humedix Co. Ltd.[b]	25,814	879,760
Huons Co. Ltd.[a]	11,442	625,975
Huons Global Co. Ltd.[b]	31,544	1,321,170
Hwa Shin Co. Ltd.[b]	108,752	841,731
Hy-Lok Corp.[b]	65,632	1,227,289
Hyosung Corp.	71,499	8,464,456
Hyundai C&F Inc.[b]	46,729	792,088
Hyundai Corp.[b]	43,799	799,381
Hyundai Department Store Co. Ltd.	51,782	5,828,378
Hyundai Development Co. – Engineering & Construction	172,852	7,231,880
Hyundai Elevator Co. Ltd.[a,b]	48,800	3,063,677

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Hyundai Engineering & Construction Co. Ltd.	242,916	$8,398,576
Hyundai Glovis Co. Ltd.	64,248	10,573,550
Hyundai Greenfood Co. Ltd.	164,060	2,449,865
Hyundai Heavy Industries Co. Ltd.[a,b]	141,254	17,419,215
Hyundai Home Shopping Network Corp.	23,967	2,643,893
Hyundai Livart Furniture Co. Ltd.[b]	51,605	1,080,697
Hyundai Marine & Fire Insurance Co. Ltd.	203,866	6,179,974
Hyundai Mipo Dockyard Co. Ltd.[a,b]	39,601	2,706,364
Hyundai Mobis Co. Ltd.	230,663	53,890,324
Hyundai Motor Co.	486,894	58,077,939
Hyundai Rotem Co. Ltd.[a,b]	100,314	2,154,727
Hyundai Securities Co. Ltd.[b]	451,335	2,958,977
Hyundai Steel Co.	265,619	12,220,856
Hyundai Wia Corp.	55,178	4,503,317
Il Dong Pharmaceutical Co. Ltd. New[a]	29,444	670,742
Il Dong Pharmaceutical Co. Ltd.	11,917	402,399
Ilyang Pharmaceutical Co. Ltd.[a,b]	49,666	2,073,500
iMarketKorea Inc.[b]	85,212	1,016,430
InBody Co. Ltd.[b]	47,734	1,455,566
Industrial Bank of Korea	793,343	8,360,341
Innocean Worldwide Inc.[b]	34,927	2,177,064
Interpark Holdings Corp.[b]	227,886	1,060,743
iNtRON Biotechnology Inc.[a,b]	40,053	1,643,430
IS Dongseo Co. Ltd.[b]	41,165	1,812,737
It’s Skin Co. Ltd.[b]	19,937	926,221
JB Financial Group Co. Ltd.	356,491	1,889,562
Jeil Pharmaceutical Co.[b]	23,670	2,023,095
Jenax Inc.[a,b]	53,156	1,058,353
Jusung Engineering Co. Ltd.[a,b]	155,556	1,356,058
JW Holdings Corp.[b]	112,164	1,307,742
JW Pharmaceutical Corp.[b]	42,921	2,775,430
JW Shinyak Corp.[b]	117,921	1,184,498
Kakao Corp.[b]	107,290	7,823,029
Kangwon Land Inc.	403,770	14,285,853
KB Capital Co. Ltd.[b]	77,419	1,791,399
KB Financial Group Inc.	1,290,612	45,026,733
KB Insurance Co. Ltd.[b]	146,385	3,538,185
KC Tech Co. Ltd.[b]	91,829	1,317,726
KCC Corp.	18,843	6,971,065

Security	Shares	Value
KEPCO Engineering & Construction Co. Inc.	54,792	$1,594,619
KEPCO Plant Service & Engineering Co. Ltd.	80,302	4,638,071
KH Vatec Co. Ltd.[b]	75,705	957,346
Kia Motors Corp.	883,355	33,234,746
KISWIRE Ltd.[b]	29,674	999,335
KIWOOM Securities Co. Ltd.	40,887	2,687,908
Koh Young Technology Inc.	54,605	2,135,227
Kolmar BNH Co. Ltd.[b]	44,778	1,194,749
Kolon Corp.	23,772	1,181,138
Kolon Industries Inc.	59,272	4,359,017
Kolon Life Science Inc.[b]	14,906	1,918,395
Komipharm International Co. Ltd.[a,b]	123,184	3,756,283
KONA I Co. Ltd.[b]	67,100	887,646
Korea Aerospace Industries Ltd. Class A	198,922	15,110,936
Korea Electric Power Corp.	866,431	45,069,953
Korea Gas Corp.	86,214	3,282,318
Korea Investment Holdings Co. Ltd.	132,186	4,753,954
Korea Kolmar Co. Ltd.[b]	51,007	4,121,732
Korea Kolmar Holdings Co. Ltd.[b]	32,234	1,139,031
Korea PetroChemical Ind. Co. Ltd.[b]	10,729	1,881,183
Korea REIT Co. Ltd.[b]	580,339	1,517,209
Korea Zinc Co. Ltd.	30,269	12,989,880
Korean Air Lines Co. Ltd.[a]	121,005	3,423,953
Korean Reinsurance Co.	344,601	3,693,257
KT Corp.	51,660	1,464,086
KT Skylife Co. Ltd.	111,938	1,616,324
KT&G Corp.	398,629	41,829,231
Kukdo Chemical Co. Ltd.[b]	19,520	1,001,385
Kumho Industrial Co. Ltd.[a]	86,528	869,160
Kumho Petrochemical Co. Ltd.	63,262	3,909,194
Kumho Tire Co. Inc.[a,b]	415,382	3,703,047
Kwang Dong Pharmaceutical Co. Ltd.	205,579	1,675,976
Kwangju Bank[b]	197,113	1,656,456
Leaders Cosmetics Co. Ltd.[a,b]	49,645	1,048,556
LF Corp.[b]	84,236	1,646,946
LG Chem Ltd.	157,627	38,240,452
LG Corp.	321,848	19,022,227
LG Display Co. Ltd.	784,632	21,146,360
LG Electronics Inc.	360,437	16,647,987
LG Hausys Ltd.	23,988	2,345,015

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
LG Household & Health Care Ltd.	31,900	$27,207,982
LG Innotek Co. Ltd.	48,590	3,595,224
LG International Corp.	101,713	3,033,145
LG Life Sciences Ltd.[a,b]	43,733	2,529,846
LG Uplus Corp.	721,113	7,534,499
Loen Entertainment Inc.[a,b]	26,205	1,753,267
Lotte Chemical Corp.	52,999	12,738,773
Lotte Chilsung Beverage Co. Ltd.	2,255	3,035,655
Lotte Confectionery Co. Ltd.	20,806	3,162,885
LOTTE Fine Chemical Co. Ltd.	71,740	2,264,796
Lotte Food Co. Ltd.	2,749	1,661,727
LOTTE Himart Co. Ltd.[b]	35,264	1,391,584
Lotte Shopping Co. Ltd.	36,540	6,652,574
LS Corp.	60,685	3,423,396
LS Industrial Systems Co. Ltd.	52,651	2,016,321
Lutronic Corp.[b]	37,410	1,286,703
Macrogen Inc.[a,b]	46,528	1,416,705
Maeil Dairy Industry Co. Ltd.[b]	37,794	1,218,560
Mando Corp.[b]	22,845	5,357,818
Medipost Co. Ltd.[a,b]	27,753	1,839,414
Medy-Tox Inc.[b]	14,477	5,745,356
Meritz Fire & Marine Insurance Co. Ltd.	203,342	2,835,846
Meritz Securities Co. Ltd.	993,275	3,011,004
Mirae Asset Daewoo Co. Ltd.[b]	579,968	4,135,198
Mirae Asset Securities Co. Ltd.	261,066	5,513,995
Modetour Network Inc.	57,238	1,468,168
Muhak Co. Ltd.[b]	63,257	1,313,363
Namhae Chemical Corp.[b]	166,029	1,255,269
Namyang Dairy Products Co. Ltd.[b]	2,296	1,449,672
Naturalendo Tech Co. Ltd.[a,b]	49,025	754,062
NAVER Corp.	92,816	70,340,377
NCsoft Corp.	59,988	14,526,242
Neowiz Games Corp.[a,b]	87,780	1,007,699
Nexen Corp.[b]	169,101	1,251,196
Nexen Tire Corp.	132,271	1,654,870
NH Investment & Securities Co. Ltd.	421,183	3,815,200
NHN Entertainment Corp.[a,b]	47,925	2,518,749
NHN KCP Corp.[b]	56,037	949,865
NICE Holdings Co. Ltd.[b]	85,163	1,470,303
NICE Information Service Co. Ltd.[b]	173,758	1,198,385
Nong Shim Holdings Co. Ltd.[b]	11,450	1,160,404
NongShim Co. Ltd.	11,917	3,206,368
NS Shopping Co. Ltd.[a]	8,613	1,201,185

Security	Shares	Value
NUTRIBIOTECH Co. Ltd.[a,b]	22,841	$1,206,578
OCI Co. Ltd.[a,b]	56,876	4,458,262
Orion Corp./Republic of Korea	12,204	8,132,352
Osstem Implant Co. Ltd.[a,b]	47,014	2,399,190
Ottogi Corp.[b]	4,436	2,780,954
Paradise Co. Ltd.[b]	166,320	2,498,529
Partron Co. Ltd.[b]	164,150	1,560,529
Poongsan Corp.	89,151	2,506,622
POSCO	234,966	48,679,055
POSCO Chemtech Co. Ltd.	103,611	1,012,879
Posco Daewoo Corp.	160,465	3,295,649
POSCO ICT Co. Ltd.[a,b]	285,749	1,540,226
Pyeong Hwa Automotive Co. Ltd.[b]	93,206	982,216
S&T Dynamics Co. Ltd.	112,658	920,461
S&T Motiv Co. Ltd.	37,612	1,757,475
S-1 Corp.	64,678	5,974,739
S-Oil Corp.	156,585	9,928,753
Samchully Co. Ltd.[b]	13,481	1,227,194
Samjin Pharmaceutical Co. Ltd.	64,799	1,868,420
Samkwang Glass[b]	19,465	1,265,661
Samlip General Foods Co. Ltd.[b]	9,366	1,549,800
Samsung C&T Corp.	257,239	34,952,205
Samsung Card Co. Ltd.	121,710	4,830,195
Samsung Electro-Mechanics Co. Ltd.	188,557	8,996,621
Samsung Electronics Co. Ltd.	340,317	494,451,605
Samsung Engineering Co. Ltd.[a,b]	502,657	5,071,651
Samsung Fire & Marine Insurance Co. Ltd.	112,331	27,201,229
Samsung Heavy Industries Co. Ltd.[a,b]	495,920	4,305,386
Samsung Life Insurance Co. Ltd.	238,270	22,010,592
Samsung Pharmaceutical Co. Ltd.[a,b]	126,165	633,654
Samsung SDI Co. Ltd.	187,267	19,398,510
Samsung SDS Co. Ltd.	118,795	17,046,816
Samsung Securities Co. Ltd.	179,686	5,648,425
Samyang Corp.	11,870	1,080,543
Samyang Holdings Corp.[b]	12,329	1,326,888
Schnell Biopharmaceuticals Inc.[a,b]	280,912	1,184,113
Seah Besteel Corp.	52,006	1,124,076
Sebang Co. Ltd.[b]	109,405	1,520,877
Sebang Global Battery Co. Ltd.[b]	36,704	1,244,315
Seegene Inc.[a,b]	61,932	1,910,727
Seobu T&Da,b	84,003	1,408,840

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Seoul Auction Co. Ltd.[b]	64,063	$804,378
Seoul Semiconductor Co. Ltd.[b]	141,362	1,889,053
SFA Engineering Corp.[b]	38,258	1,828,835
Shinhan Financial Group Co. Ltd.	1,400,293	51,490,595
Shinsegae Food Co. Ltd.[b]	8,328	1,056,872
Shinsegae Inc.	25,135	4,587,419
Shinsegae International Inc.[b]	14,054	912,565
Silicon Works Co. Ltd.[b]	47,951	1,227,804
Sindoh Co. Ltd.[b]	30,404	1,398,857
SK Bioland Co. Ltd.[b]	51,739	946,615
SK Chemicals Co. Ltd.[b]	59,409	3,516,587
SK Gas Ltd.[b]	19,693	1,775,019
SK Holdings Co. Ltd.	155,098	29,489,485
SK Hynix Inc.	1,974,641	64,552,165
SK Innovation Co. Ltd.	220,338	28,752,627
SK Materials Co. Ltd.[b]	21,530	2,817,244
SK Networks Co. Ltd.	405,167	2,300,186
SK Securities Co. Ltd.[a,b]	1,333,965	1,363,875
SK Telecom Co. Ltd.	67,183	13,165,458
SKC Co. Ltd.[b]	79,115	1,947,719
SL Corp.	60,850	914,114
SM Entertainment Co.[a,b]	73,705	1,804,616
Songwon Industrial Co. Ltd.[b]	76,626	1,291,990
Soulbrain Co. Ltd.[b]	39,235	2,178,158
Ssangyong Cement Industrial Co. Ltd.[a,b]	97,969	1,546,416
Ssangyong Motor Co.[a,b]	182,266	1,240,717
Sung Kwang Bend Co. Ltd.[b]	113,291	927,665
Sungwoo Hitech Co. Ltd.	125,247	872,797
Taekwang Industrial Co. Ltd.[b]	1,735	1,294,637
Taewoong Co. Ltd.[a,b]	84,118	2,059,571
Taeyoung Engineering & Construction Co. Ltd.[a]	293,027	1,511,126
Tera Resource Co. Ltd.[a]	49,111	—
TK Corp.[b]	175,046	1,287,334
Tongyang Inc.[b]	694,889	1,888,353
Tongyang Life Insurance Co. Ltd.	167,194	1,806,895
Toptec Co. Ltd.[b]	71,313	1,167,231
Value Added Technologies Co. Ltd.[b]	38,644	1,360,338
Vieworks Co. Ltd.[b]	35,983	1,936,305
ViroMed Co. Ltd.[a,b]	41,367	4,385,273
Webzen Inc.[a,b]	73,906	1,123,504
WeMade Entertainment Co. Ltd.[a,b]	43,822	788,010

Security	Shares	Value
Wonik Holdings Co. Ltd.[a,b]	103,098	$618,588
WONIK IPS Co. Ltd.[a,b]	92,404	1,930,954
Woongjin Thinkbig Co. Ltd.[a,b]	128,749	1,229,755
Woori Bank	905,175	8,605,251
YG Entertainment Inc.[b]	50,062	1,425,532
Youlchon Chemical Co. Ltd.[b]	161,247	2,053,549
Youngone Corp.[b]	85,190	2,555,700
Youngone Holdings Co. Ltd.[b]	28,772	1,543,108
Yuanta Securities Korea Co. Ltd.[a,b]	357,143	1,066,624
Yuhan Corp.	26,695	6,907,182
Yungjin Pharmaceutical Co. Ltd.[a,b]	457,233	4,408,300

		2,341,367,822
TAIWAN — 12.61%
A-DATA Technology Co. Ltd.[b]	1,206,820	1,614,519
AcBel Polytech Inc.[b]	1,839,000	1,356,190
Accton Technology Corp.[b]	2,359,000	3,709,809
Acer Inc.[b]	9,584,872	4,304,515
Advanced Ceramic X Corp.[b]	180,000	1,137,391
Advanced Semiconductor Engineering Inc.[b]	21,289,000	26,166,338
Advanced Wireless Semiconductor Co.[b]	729,000	1,201,579
Advantech Co. Ltd.[b]	1,048,302	8,573,277
Airtac International Group[b]	402,190	3,004,019
Alpha Networks Inc.[b]	1,634,700	1,226,134
Altek Corp.[b]	1,384,000	996,656
Ambassador Hotel (The)[b]	1,920,000	1,546,020
AmTRAN Technology Co. Ltd.[b]	3,186,000	2,379,673
Ardentec Corp.	2,386,546	1,797,591
Asia Cement Corp.	7,467,050	6,671,526
Asia Optical Co. Inc.[a]	1,392,000	1,408,210
Asia Pacific Telecom Co. Ltd.[a]	6,591,000	2,222,584
Asia Polymer Corp.	2,989,027	1,676,768
Asustek Computer Inc.	2,329,000	19,707,742
AU Optronics Corp.[b]	28,907,000	11,387,703
Bank of Kaohsiung Co. Ltd.	7,629,149	2,183,157
BES Engineering Corp.[b]	7,683,000	1,309,939
Bioteque Corp.[b]	284,000	1,302,280
Bizlink Holding Inc.[b]	336,056	1,969,916
Brogent Technologies Inc.[b]	155,799	1,070,395
Capital Securities Corp.	6,997,000	1,772,928
Career Technology MFG. Co. Ltd.	1,994,000	1,206,562

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Casetek Holdings Ltd.[b]	461,000	$1,619,940
Catcher Technology Co. Ltd.[b]	2,202,000	15,822,505
Cathay Financial Holding Co. Ltd.	27,291,078	34,489,599
Cathay Real Estate Development Co. Ltd.[a]	3,049,000	1,330,854
Center Laboratories Inc.[a,b]	680,000	1,489,419
Chailease Holding Co. Ltd.[b]	3,489,945	6,027,292
Chang Hwa Commercial Bank Ltd.	16,761,067	8,425,301
Cheng Loong Corp.	3,739,000	1,349,224
Cheng Shin Rubber Industry Co. Ltd.	6,254,650	13,285,747
Cheng Uei Precision Industry Co. Ltd.	1,316,000	1,596,760
Chia Hsin Cement Corp.	1,287,000	366,260
Chicony Electronics Co. Ltd.[b]	1,725,728	4,269,383
Chin-Poon Industrial Co. Ltd.	1,254,000	2,987,737
China Airlines Ltd.	8,384,000	2,433,515
China Bills Finance Corp.	5,047,000	2,004,135
China Development Financial Holding Corp.	42,948,000	10,855,264
China Life Insurance Co. Ltd./Taiwan	11,433,369	10,125,200
China Man-Made Fiber Corp.[a,b]	5,199,000	1,243,611
China Metal Products[b]	1,253,146	1,196,651
China Motor Corp.	974,000	722,891
China Petrochemical Development Corp.[a,b]	7,565,900	1,762,090
China Steel Chemical Corp.[b]	536,000	1,723,011
China Steel Corp.[b]	39,869,529	27,643,108
China Synthetic Rubber Corp.[b]	1,884,100	1,496,331
Chipbond Technology Corp.[b]	2,020,000	2,616,473
Chlitina Holding Ltd.[b]	183,000	934,306
Chong Hong Construction Co. Ltd.[b]	767,122	1,264,414
Chroma ATE Inc.[b]	1,231,000	3,181,229
Chunghwa Telecom Co. Ltd.	12,653,000	45,459,164
Cleanaway Co. Ltd.	321,000	1,745,088
Clevo Co.	1,496,175	1,376,855
CMC Magnetics Corp.[a,b]	12,506,566	1,517,476
Compal Electronics Inc.	13,309,000	7,885,448
Compeq Manufacturing Co. Ltd.[b]	3,709,000	1,858,562
Continental Holdings Corp.[b]	4,178,600	1,336,657

Security	Shares	Value
Coretronic Corp.	1,514,200	$1,706,013
Coxon Precise Industrial Co. Ltd.	1,212,000	1,354,073
CSBC Corp. Taiwan[b]	3,666,000	1,733,033
CTBC Financial Holding Co. Ltd.	54,555,259	31,549,739
CTCI Corp.[b]	2,167,000	3,073,226
Cub Elecparts Inc.[b]	135,000	1,612,486
Cyberlink Corp.	956,540	2,089,101
D-Link Corp.[b]	5,211,991	1,880,755
Darwin Precisions Corp.	2,846,000	1,130,130
Delta Electronics Inc.	6,508,000	33,841,887
Depo Auto Parts Ind. Co. Ltd.	402,000	1,260,585
Dynapack International Technology Corp.[b]	1,363,000	1,806,279
E Ink Holdings Inc.[b]	2,993,000	2,259,099
E.Sun Financial Holding Co. Ltd.[b]	26,261,581	14,773,458
Eclat Textile Co. Ltd.[b]	641,062	8,121,742
Elan Microelectronics Corp.[b]	1,704,000	2,204,478
Elite Advanced Laser Corp.[b]	431,800	1,626,199
Elite Material Co. Ltd.[b]	965,000	2,633,712
Elite Semiconductor Memory Technology Inc.[b]	1,964,000	1,847,604
Ennoconn Corp.[b]	149,000	2,479,381
Epistar Corp.[a]	3,558,000	2,579,033
Eternal Materials Co. Ltd.	2,999,472	3,251,819
EVA Airways Corp.	7,009,042	3,247,126
Evergreen Marine Corp. Taiwan Ltd.	5,555,870	2,101,147
Everlight Chemical Industrial Corp.[b]	2,735,781	1,737,319
Everlight Electronics Co. Ltd.[b]	1,358,000	2,169,855
Far Eastern Department Stores Ltd.	3,212,167	1,690,588
Far Eastern International Bank	7,209,011	2,162,896
Far Eastern New Century Corp.	9,594,916	7,075,874
Far EasTone Telecommunications Co. Ltd.	5,156,000	12,008,270
Faraday Technology Corp.[b]	1,111,000	1,106,431
Farglory Land Development Co. Ltd.	951,782	1,111,345
Federal Corp.[b]	5,004,889	2,208,236
Feng Hsin Steel Co. Ltd.	1,791,000	2,291,631
Feng TAY Enterprise Co. Ltd.[b]	1,149,506	5,470,302

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Firich Enterprises Co. Ltd.[b]	728,960	$1,748,282
First Financial Holding Co. Ltd.	31,424,679	16,142,899
FLEXium Interconnect Inc.[b]	901,734	2,509,356
Formosa Chemicals & Fibre Corp.	10,732,210	27,870,160
Formosa Petrochemical Corp.[b]	3,952,000	11,558,141
Formosa Plastics Corp.	13,666,800	33,724,979
Formosa Taffeta Co. Ltd.	2,301,000	2,222,645
Formosan Rubber Group Inc.[b]	3,608,000	1,734,041
Foxconn Technology Co. Ltd.	2,963,787	8,313,044
Fubon Financial Holding Co. Ltd.	22,280,000	31,527,143
General Interface Solution Holding Ltd.[b]	418,000	1,064,414
Getac Technology Corp.[b]	2,129,000	1,905,536
Giant Manufacturing Co. Ltd.[b]	970,000	6,251,556
Gigabyte Technology Co. Ltd.[b]	1,871,000	2,576,786
Gigasolar Materials Corp.[b]	113,800	1,420,236
Gigastorage Corp.[a,b]	1,583,000	1,092,567
Ginko International Co. Ltd.[b]	168,000	1,646,618
Gintech Energy Corp.[a,b]	1,682,019	1,155,608
Gloria Material Technology Corp.[b]	3,304,048	1,801,422
Goldsun Building Materials Co. Ltd.	5,301,000	1,306,435
Gourmet Master Co. Ltd.	253,050	2,416,418
Grand Pacific Petrochemical	3,349,000	1,693,999
Grape King Bio Ltd.[b]	358,000	2,685,240
Great Wall Enterprise Co. Ltd.	2,511,500	2,133,119
Greatek Electronics Inc.	1,426,000	1,736,969
HannStar Display Corp.[a,b]	9,952,640	1,737,685
Hermes Microvision Inc.	160,000	6,857,755
Highwealth Construction Corp.[b]	2,774,230	4,310,349
Hiwin Technologies Corp.[b]	734,668	3,797,153
Ho Tung Chemical Corp.[a]	7,121,177	1,660,759
Holy Stone Enterprise Co. Ltd.	1,606,900	1,610,420
Hon Hai Precision Industry Co. Ltd.	47,277,646	131,117,784
Hota Industrial Manufacturing Co. Ltd.[b]	679,000	3,520,130
Hotai Motor Co. Ltd.[b]	824,000	9,115,016
HTC Corp.[a,b]	2,279,000	6,105,009
Hu Lane Associate Inc.[b]	267,000	1,350,546
Hua Nan Financial Holdings Co. Ltd.	24,598,602	12,675,096

Security	Shares	Value
Huaku Development Co. Ltd.[b]	928,000	$1,567,602
Hung Sheng Construction Ltd.	3,048,000	1,584,973
IEI Integration Corp.[b]	1,290,582	1,779,454
Innolux Corp.	29,148,241	10,288,533
Inotera Memories Inc.[a,b]	8,948,000	7,585,799
International Games System Co. Ltd.[b]	208,000	1,301,209
Inventec Corp.	8,325,000	6,178,716
ITEQ Corp.	1,859,000	2,071,056
KEE TAI Properties Co. Ltd.[b]	4,389,000	1,701,350
Kenda Rubber Industrial Co. Ltd.	1,730,889	2,738,395
Kerry TJ Logistics Co. Ltd.[b]	1,045,000	1,374,978
Kindom Construction Corp.	2,137,000	1,054,003
King Slide Works Co. Ltd.[b]	212,000	2,588,992
King Yuan Electronics Co. Ltd.	4,136,000	3,799,638
King’s Town Bank Co. Ltd.	3,536,000	3,008,840
Kinpo Electronics[b]	5,183,000	1,951,966
Kinsus Interconnect Technology Corp.	892,000	1,880,676
Kuoyang Construction Co. Ltd.	4,476,023	1,918,467
Land Mark Optoelectronics Corp.[b]	183,900	1,999,512
Largan Precision Co. Ltd.	340,000	38,146,263
LCY Chemical Corp.	1,811,000	2,280,123
Lealea Enterprise Co. Ltd.[b]	5,952,173	1,611,357
Lien Hwa Industrial Corp.	2,111,910	1,397,712
Lite-On Technology Corp.	7,118,238	10,768,044
Long Bon International Co. Ltd.	3,182,000	1,709,809
Makalot Industrial Co. Ltd.[b]	636,210	3,007,564
Masterlink Securities Corp.	6,788,344	1,758,566
MediaTek Inc.	5,032,572	39,571,602
Mega Financial Holding Co. Ltd.	35,946,958	24,470,282
Merida Industry Co. Ltd.[b]	710,850	2,901,154
Merry Electronics Co. Ltd.	586,070	2,197,959
Micro-Star International Co. Ltd.	2,426,000	5,848,915
Microbio Co. Ltd.[a]	2,386,141	1,797,286
MIN AIK Technology Co. Ltd.	843,000	1,017,535
Mitac Holdings Corp.	1,898,000	1,938,047
Motech Industries Inc.[a,b]	1,411,000	1,376,293
Nan Kang Rubber Tire Co. Ltd.[b]	1,958,000	1,808,021
Nan Ya Plastics Corp.	15,693,440	29,971,871
Nan Ya Printed Circuit Board Corp.	806,000	657,897
Nanya Technology Corp.[b]	2,313,000	2,733,569

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Neo Solar Power Corp.[a,b]	2,912,806	$1,519,262
Nien Made Enterprise Co. Ltd.[b]	529,000	6,001,796
Novatek Microelectronics Corp.[b]	1,905,000	6,514,001
OBI Pharma Inc.[a,b]	383,000	4,791,951
Oriental Union Chemical Corp.[b]	2,142,000	1,336,619
Pan-International Industrial Corp.[b]	2,629,366	2,034,350
Parade Technologies Ltd.[b]	220,000	2,142,418
PChome Online Inc.[b]	320,105	3,490,532
Pegatron Corp.	6,463,000	15,622,574
PharmaEngine Inc.[b]	239,184	1,620,667
Phison Electronics Corp.[b]	513,000	3,710,421
Pixart Imaging Inc.[b]	675,000	1,525,267
Pou Chen Corp.	7,415,000	10,749,594
Powertech Technology Inc.	2,288,000	5,970,483
Poya International Co. Ltd.[b]	201,710	3,016,385
President Chain Store Corp.	1,951,000	15,525,362
President Securities Corp.	3,991,123	1,477,937
Primax Electronics Ltd.	1,397,000	1,987,821
Prince Housing & Development Corp.	4,783,995	1,583,081
Qisda Corp.[b]	5,390,000	2,191,299
Quanta Computer Inc.	8,903,000	16,470,150
Radiant Opto-Electronics Corp.[b]	1,469,000	2,412,029
Radium Life Tech Co. Ltd.[a]	4,389,196	1,390,190
Realtek Semiconductor Corp.	1,605,110	6,424,386
Rich Development Co. Ltd.	5,592,770	1,632,154
Ritek Corp.[a,b]	12,180,000	1,504,723
Ruentex Development Co. Ltd.[a]	2,945,822	3,448,962
Ruentex Industries Ltd.	1,746,906	2,711,433
Sampo Corp.[b]	5,736,000	3,199,672
Sanyang Motor Co. Ltd.[b]	2,067,000	1,420,104
ScinoPharm Taiwan Ltd.[b]	902,488	1,154,757
Sercomm Corp.[b]	1,008,000	2,249,142
Shihlin Paper Corp.[a,b]	169,000	170,169
Shin Kong Financial Holding Co. Ltd.[a]	25,458,443	5,584,241
Shin Zu Shing Co. Ltd.[b]	618,000	2,025,559
Shining Building Business Co. Ltd.[a,b]	3,399,601	1,151,753
Shinkong Synthetic Fibers Corp.[b]	5,181,000	1,361,767
Sigurd Microelectronics Corp.[b]	2,465,000	1,825,609
Silergy Corp.[b]	193,000	2,925,671

Security	Shares	Value
Siliconware Precision Industries Co. Ltd.	7,298,819	$10,891,700
Simplo Technology Co. Ltd.	877,000	2,888,278
Sinbon Electronics Co. Ltd.	920,809	2,103,927
Sino-American Silicon Products Inc.[b]	1,916,000	2,053,040
SinoPac Financial Holdings Co. Ltd.	33,116,055	9,685,224
Sinyi Realty Inc.	1,403,877	1,252,099
Sitronix Technology Corp.	482,000	1,610,186
Soft-World International Corp.[b]	633,000	1,328,621
Solar Applied Materials Technology Co.[a]	1,987,000	547,935
St. Shine Optical Co. Ltd.[b]	163,000	4,017,144
Standard Foods Corp.[b]	1,350,939	3,333,654
Sunny Friend Environmental Technology Co. Ltd.[b]	280,000	1,142,749
Swancor Holding Co. Ltd.	274,000	1,290,966
Synnex Technology International Corp.[b]	4,373,250	4,617,131
TA Chen Stainless Pipe[b]	3,608,682	1,853,785
Taichung Commercial Bank Co. Ltd.	7,418,344	2,059,709
Taiflex Scientific Co. Ltd.	1,336,380	1,389,847
Taigen Biopharmaceuticals Holdings Ltd.[a]	1,043,000	940,099
TaiMed Biologics Inc.[a,b]	546,000	3,381,258
Tainan Spinning Co. Ltd.	4,022,894	1,591,129
Taishin Financial Holding Co. Ltd.	28,473,707	10,768,330
Taiwan Acceptance Corp.	708,000	1,597,605
Taiwan Business Bank[a]	11,633,518	3,109,066
Taiwan Cement Corp.	11,139,000	12,725,572
Taiwan Cogeneration Corp.[b]	2,059,000	1,492,476
Taiwan Cooperative Financial Holding Co. Ltd.	25,593,880	11,252,096
Taiwan Fertilizer Co. Ltd.[b]	2,076,000	2,741,350
Taiwan Glass Industry Corp.[a,b]	3,804,000	1,558,500
Taiwan Hon Chuan Enterprise Co. Ltd.[b]	1,316,674	1,946,140
Taiwan Land Development Corp.	4,284,854	1,478,677
Taiwan Liposome Co. Ltd.[a]	163,000	647,264
Taiwan Mobile Co. Ltd.	5,497,000	19,316,289
Taiwan Paiho Ltd.	868,000	2,497,547

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Taiwan PCB Techvest Co. Ltd.	1,998,042	$1,999,270
Taiwan Secom Co. Ltd.	1,087,185	3,090,531
Taiwan Semiconductor Co. Ltd.	1,196,000	1,373,889
Taiwan Semiconductor Manufacturing Co. Ltd.	83,680,000	464,149,005
Taiwan Shin Kong Security Co. Ltd.	2,273,770	2,859,187
Taiwan Surface Mounting Technology Corp.[b]	2,187,261	1,871,516
Taiwan TEA Corp.[b]	3,499,000	1,665,114
Tatung Co. Ltd.[a,b]	8,389,000	1,456,750
Teco Electric and Machinery Co. Ltd.	6,313,000	5,312,148
Test Research Inc.[b]	829,400	1,022,031
Test Rite International Co. Ltd.	2,652,000	1,604,715
Ton Yi Industrial Corp.	2,935,000	1,304,218
Tong Hsing Electronic Industries Ltd.[b]	554,000	2,208,632
Tong Yang Industry Co. Ltd.[b]	1,307,400	2,632,888
Topco Scientific Co. Ltd.[b]	1,342,338	3,553,565
TPK Holding Co. Ltd.[b]	940,000	1,733,033
Transcend Information Inc.	619,000	1,784,986
Tripod Technology Corp.	1,529,000	3,267,084
TrueLight Corp.	452,000	925,923
TSRC Corp.	2,056,900	1,889,621
TTY Biopharm Co. Ltd.[b]	719,124	2,617,634
Tung Ho Steel Enterprise Corp.	3,159,000	1,841,808
Tung Thih Electronic Co. Ltd.[b]	227,000	3,462,536
TWi Pharmaceuticals Inc.[a]	283,000	994,453
TXC Corp.	1,461,000	1,913,129
U-Ming Marine Transport Corp.	1,522,000	1,031,279
Uni-President Enterprises Corp.	16,300,369	30,822,777
Unimicron Technology Corp.[b]	4,319,000	1,769,496
Union Bank of Taiwan	4,872,681	1,360,582
Unitech Printed Circuit Board Corp.[b]	4,376,000	1,406,697
United Integrated Services Co. Ltd.	1,142,000	1,786,934
United Microelectronics Corp.[b]	38,302,000	13,881,691
UPC Technology Corp.	4,520,146	1,380,382
USI Corp.	3,347,000	1,450,379
Vanguard International Semiconductor Corp.[b]	3,056,000	5,730,512
Visual Photonics Epitaxy Co. Ltd.[b]	1,220,000	1,641,764

Security	Shares	Value
Voltronic Power Technology Corp.[b]	178,975	$2,769,472
Wah Lee Industrial Corp.[b]	1,048,000	1,549,021
Walsin Lihwa Corp.[a,b]	10,352,000	3,327,726
Walsin Technology Corp.	1,430,000	1,511,999
Waterland Financial Holdings Co. Ltd.	8,970,543	2,256,029
Win Semiconductors Corp.[b]	1,838,669	3,691,187
Winbond Electronics Corp.[b]	9,912,000	3,233,142
Wistron Corp.[b]	8,432,647	6,192,171
Wistron NeWeb Corp.[b]	875,911	2,636,249
Wowprime Corp.[b]	330,260	1,431,139
WPG Holdings Ltd.	4,740,000	5,639,211
WT Microelectronics Co. Ltd.[b]	1,479,990	2,028,949
XPEC Entertainment Inc.	441,000	975,661
Yageo Corp.	1,285,739	2,727,037
Yang Ming Marine Transport Corp.[a]	5,845,000	1,344,716
Yeong Guan Energy Technology Group Co. Ltd.[b]	294,937	1,598,751
YFY Inc.[b]	3,808,000	1,083,697
Yieh Phui Enterprise Co. Ltd.[a]	4,965,510	1,552,382
Yuanta Financial Holding Co. Ltd.	31,528,912	11,178,527
Yulon Motor Co. Ltd.[b]	2,311,000	1,999,242
YungShin Global Holding Corp.	1,372,650	2,052,670
Yungtay Engineering Co. Ltd.	1,435,000	2,098,423
Zhen Ding Technology Holding Ltd.[b]	1,264,950	2,535,441
Zinwell Corp.[b]	1,390,000	1,581,412

		2,017,753,213
THAILAND — 2.53%
Advanced Info Service PCL NVDR	3,516,000	16,810,331
Airports of Thailand PCL NVDR	1,480,700	17,195,805
Amata Corp. PCL NVDR	3,836,700	1,396,554
AP Thailand PCL NVDR[b]	7,335,290	1,578,712
Bangchak Petroleum PCL (The) NVDR[b]	1,539,400	1,500,910
Bangkok Airways Co. Ltd.[b]	2,395,500	1,730,078
Bangkok Bank PCL Foreign	861,100	4,216,506
Bangkok Chain Hospital PCL NVDR	5,961,350	2,032,151
Bangkok Dusit Medical Services PCL NVDR	13,747,300	9,332,858

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Bangkok Expressway & Metro PCL	25,248,985	$5,616,478
Bangkok Land PCL NVDR	30,638,100	1,610,878
Banpu PCL NVDR[b]	5,193,200	2,355,397
Beauty Community PCL	8,219,500	2,208,298
BEC World PCL NVDR	3,841,100	2,485,610
BTS Group Holdings PCL NVDR	17,551,500	4,588,727
Bumrungrad Hospital PCL NVDR	1,240,700	6,093,195
Central Pattana PCL NVDR	4,978,700	8,665,675
Charoen Pokphand Foods PCL NVDR	9,149,300	8,590,147
Chularat Hospital PCL NVDR	23,180,300	1,741,092
CP ALL PCL NVDR	16,949,100	30,480,030
Delta Electronics Thailand PCL NVDR	1,830,100	3,912,334
Dynasty Ceramic PCL NVDR	17,125,220	2,186,693
Eastern Polymer Group PCL[b]	4,149,700	1,666,330
Electricity Generating PCL NVDR	435,700	2,485,902
Energy Absolute PCL NVDR[b]	4,898,900	3,573,463
Esso Thailand PCL NVDR[a]	8,419,100	1,459,306
Glow Energy PCL NVDR	1,799,400	4,158,599
Group Lease PCL[b]	1,400,000	1,658,217
Gunkul Engineering PCL NVDR[b]	11,630,260	1,814,315
Hana Microelectronics PCL NVDR[b]	2,146,000	1,890,858
Home Product Center PCL NVDR	14,707,074	4,631,079
Indorama Ventures PCL NVDR	4,993,200	4,615,921
Inter Far East Energy Corp.[b]	4,226,700	775,362
IRPC PCL NVDR	33,209,600	4,643,425
Italian-Thai Development PCL NVDR[a,b]	7,513,200	1,378,250
Jasmine International PCL NVDR	11,918,300	1,928,110
Kasikornbank PCL Foreign	3,992,100	22,834,736
Kasikornbank PCL NVDR	1,955,300	11,156,036
KCE Electronics PCL NVDR[b]	1,145,800	3,235,601
Khon Kaen Sugar Industry PCL NVDR[b]	10,939,286	1,213,527
Kiatnakin Bank PCL NVDR	1,631,500	2,439,084
Krung Thai Bank PCL NVDR[b]	11,563,800	6,347,220

Security	Shares	Value
Krungthai Card PCL NVDR	451,100	$1,811,411
LPN Development PCL NVDR[b]	3,401,800	1,228,424
Major Cineplex Group PCL NVDR	1,485,600	1,394,809
Minor International PCL NVDR	7,489,760	8,925,268
Muangthai Leasing PCL[b]	3,169,300	1,757,899
PTG Energy PCL[b]	2,205,300	1,927,181
PTT Exploration & Production PCL NVDR	4,512,301	10,591,338
PTT Global Chemical PCL NVDR	6,811,100	12,002,632
PTT PCL NVDR	3,377,400	34,051,584
Quality Houses PCL NVDR	19,986,217	1,570,467
Robinson Department Store PCL NVDR	1,908,000	3,527,668
Samart Corp. PCL NVDR[b]	2,462,600	1,088,466
Siam Cement PCL (The) Foreign	1,216,000	18,618,249
Siam Cement PCL (The) NVDR	155,800	2,385,463
Siam Commercial Bank PCL (The) NVDR	5,312,400	24,555,011
Siam Global House PCL NVDR[b]	4,655,792	1,977,153
Singha Estate PCL[a]	7,544,700	1,166,071
Sino-Thai Engineering & Construction PCL NVDR[b]	3,181,128	2,297,474
Sri Trang Agro-Industry PCL NVDR[b]	3,654,600	1,277,481
Srisawad Power 1979 PCL NVDR[b]	2,143,833	2,446,344
Supalai PCL NVDR[b]	2,730,900	1,901,307
Superblock PCL[a,b]	40,995,900	2,131,780
surGlobal Power Synergy Co. Ltd. NVDR[b]	1,748,700	1,818,642
Thai Airways International PCL NVDR[a,b]	2,480,700	2,257,429
Thai Oil PCL NVDR	2,801,200	5,725,322
Thai Union Group PCL NVDR	6,734,700	4,182,983
Thai Vegetable Oil PCL NVDR	2,157,700	2,088,167
Thaicom PCL NVDR[b]	2,084,300	1,324,684
Thanachart Capital PCL NVDR	2,268,900	2,621,831
Thoresen Thai Agencies PCL NVDR[b]	3,133,323	846,343
TICON Industrial Connection PCL NVDR[b]	3,054,560	1,385,408

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Tisco Financial Group PCL NVDR	1,385,350	$2,161,139
TMB Bank PCL NVDR	51,539,200	3,364,926
True Corp. PCL NVDR[b]	33,721,311	7,890,760
TTW PCL NVDR	6,195,500	1,968,786
Unique Engineering & Construction PCL[b]	2,687,900	1,459,824
VGI Global Media PCL NVDR[b]	11,458,500	2,118,542
Vibhavadi Medical Center PCL NVDR	23,371,600	1,958,014
WHA Corp. PCL NVDR[a,b]	26,448,300	2,750,614

		404,790,694
TURKEY — 1.19%
Akbank TAS	7,774,046	20,544,436
Aksa Akrilik Kimya Sanayii AS	381,550	1,094,711
Albaraka Turk Katilim Bankasi ASb	3,132,083	1,333,657
Anadolu Efes Biracilik ve Malt Sanayii AS	738,972	4,582,520
Arcelik AS	883,138	6,315,163
BIM Birlesik Magazalar AS	750,823	12,864,292
Cimsa Cimento Sanayi VE Ticaret AS	303,187	1,551,232
Coca-Cola Icecek AS	289,873	3,620,596
Dogus Otomotiv Servis ve Ticaret ASb	198,247	681,346
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	6,718,348	6,606,871
Eregli Demir ve Celik Fabrikalari TAS	5,004,162	7,525,437
Ford Otomotiv Sanayi AS	259,576	2,814,098
Haci Omer Sabanci Holding AS	3,282,702	10,128,441
Is Gayrimenkul Yatirim Ortakligi ASb	2,839,864	1,545,126
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	3,599,151	1,702,819
KOC Holding AS	2,217,580	9,622,428
Otokar Otomotiv Ve Savunma Sanayi ASb	44,698	1,617,774
Petkim Petrokimya Holding AS	2,747,435	4,261,676
Sekerbank TAS[a,b]	2,504,839	981,925
Soda Sanayii AS	1,094,959	1,517,127
TAV Havalimanlari Holding AS	675,230	2,633,285
Tekfen Holding ASb	728,994	1,808,258

Security	Shares	Value
Tofas Turk Otomobil Fabrikasi AS	456,578	$3,357,486
Trakya Cam Sanayii ASb	1,889,939	1,603,105
Tupras Turkiye Petrol Rafinerileri AS	428,272	8,379,896
Turk Hava Yollari AOa,b	1,906,107	3,323,819
Turk Telekomunikasyon AS	1,692,318	3,414,261
Turkcell Iletisim Hizmetleri ASa	3,039,659	10,200,336
Turkiye Garanti Bankasi AS	7,979,981	20,576,275
Turkiye Halk Bankasi AS	2,137,324	6,413,922
Turkiye Is Bankasi Class Cb	5,328,779	8,661,900
Turkiye Sinai Kalkinma Bankasi ASb	4,322,275	1,986,514
Turkiye Sise ve Cam Fabrikalari AS	2,857,308	3,302,353
Turkiye Vakiflar Bankasi Tao Class Db	2,831,474	4,162,385
Ulker Biskuvi Sanayi AS	553,555	3,894,770
Yapi ve Kredi Bankasi ASa,b	3,412,630	4,197,889
Yazicilar Holding ASb	303,220	1,354,658

		190,182,787
UNITED ARAB EMIRATES — 0.86%
Abu Dhabi Commercial Bank PJSC	6,729,561	11,762,212
Agthia Group PJSC	723,823	1,172,510
Air Arabia PJSC	7,570,828	2,782,559
Al Waha Capital PJSC	4,129,824	2,192,469
Aldar Properties PJSC	10,732,637	8,064,599
Amlak Finance PJSC[a]	2,902,574	1,066,803
Arabtec Holding PJSC[a]	8,050,134	3,199,803
Dana Gas PJSC[a]	13,076,351	2,029,218
Deyaar Development PJSC[a]	7,950,750	1,287,930
DP World Ltd.	573,102	10,602,387
Dubai Financial Market PJSC	7,497,247	2,735,104
Dubai Islamic Bank PJSC	4,248,971	6,316,022
Dubai Parks & Resorts PJSC[a]	11,248,513	5,022,341
Emaar Malls Group PJSC	6,818,373	5,123,386
Emaar Properties PJSC	11,956,779	23,112,121
Emirates Telecommunications Group Co. PJSC	5,928,745	31,878,444
Eshraq Properties Co. PJSC[a]	5,778,184	1,274,218
First Gulf Bank PJSC	3,066,158	9,766,695
National Bank of Abu Dhabi PJSC	2,456,429	6,099,108
Orascom Construction Ltd.[a]	266,359	1,331,795

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Union Properties PJSC[a]	1,975,607	$395,864

		137,215,588

TOTAL COMMON STOCKS
(Cost: $15,064,283,647)		15,379,184,895

PREFERRED STOCKS — 3.51%

BRAZIL — 2.52%
Alpargatas SA	560,400	1,802,264
Banco ABC Brasil SA	329,375	1,461,603
Banco Bradesco SA	9,317,584	83,730,902
Banco do Estado do Rio Grande do Sul SA Class B	619,400	2,068,625
Bradespar SA	898,300	2,855,626
Braskem SA Class A	535,100	3,989,505
Centrais Eletricas Brasileiras SA Class B	778,200	6,858,402
Cia. Brasileira de Distribuicao	531,100	8,270,826
Cia. Energetica de Minas Gerais	2,530,820	6,847,880
Cia. Energetica de Sao Paulo Class B	653,900	2,727,785
Cia. Energetica do Ceara Class A	55,000	850,223
Cia. Paranaense de Energia Class B	338,300	3,448,070
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	337,300	1,282,946
Gerdau SA	3,085,700	8,664,158
Itau Unibanco Holding SA	9,811,012	108,765,162
Itausa-Investimentos Itau SA	13,113,045	34,872,963
Lojas Americanas SA	1,991,210	11,840,858
Marcopolo SA	2,003,400	1,994,851
Metalurgica Gerdau SA	2,107,100	2,417,385
Petroleo Brasileiro SA	13,343,200	53,021,250
Suzano Papel e Celulose SA Class A	1,398,500	4,411,126
Telefonica Brasil SA	1,487,600	22,398,183
Vale SA	6,268,400	28,048,657

		402,629,250
CHILE — 0.07%
Embotelladora Andina SA Class B	903,973	3,245,956
Sociedad Quimica y Minera de Chile SA Series B	330,725	8,470,785

		11,716,741

Security	Shares	Value
COLOMBIA — 0.16%
Avianca Holdings SA	1,741,100	$1,497,188
Bancolombia SA	1,519,872	14,973,348
Grupo Aval Acciones y Valores SA	12,164,954	5,148,010
Grupo de Inversiones Suramericana SA	294,938	3,814,284

		25,432,830
RUSSIA — 0.11%
Surgutneftegas OJSC	23,570,900	11,867,967
Transneft PJSC	2,068	4,902,371

		16,770,338
SOUTH KOREA — 0.65%
AmorePacific Corp.	31,711	6,256,879
Hyundai Motor Co.	72,495	6,228,718
Hyundai Motor Co. Series 2	125,136	11,279,075
LG Chem Ltd.	25,987	4,195,211
LG Household & Health Care Ltd.	7,573	3,864,607
Samsung Electronics Co. Ltd.	60,929	72,349,772

		104,174,262

TOTAL PREFERRED STOCKS
(Cost: $544,200,251)		560,723,421

WARRANTS — 0.00%

THAILAND — 0.00%
Group Lease PCL (Expires 07/31/18)[a,b]	137,266	60,275

		60,275

TOTAL WARRANTS
(Cost: $0)		60,275

RIGHTS — 0.00%

BRAZIL — 0.00%
AES Tiete Energia SAa	20,682	26,414

		26,414
INDIA — 0.00%
Sintex Industries Ltd.[a]	222,368	32,706

		32,706
SOUTH AFRICA — 0.00%
PPC Ltd.[a]	3,803,679	511,840

		511,840

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
SOUTH KOREA — 0.00%
Hanwha Corp.[a]	36,863	$—
Hanwha Investment & Securities Co. Ltd.[a,b]	259,947	12,589

		12,589
THAILAND — 0.00%
Bangchak Petroleum PCL (The)[a]	76,320	—

		—

TOTAL RIGHTS
(Cost: $1,550,660)		583,549

SHORT-TERM INVESTMENTS — 5.50%

MONEY MARKET FUNDS — 5.50%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	871,454,644	871,454,644
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	8,588,279	8,588,279

		880,042,923

TOTAL SHORT-TERM INVESTMENTS
(Cost: $880,042,923)		880,042,923

Value
TOTAL INVESTMENTS IN SECURITIES — 105.11%
(Cost: $16,490,077,481)[h]	$16,820,595,063
Other Assets, Less Liabilities — (5.11)%	(817,106,932)

NET ASSETS — 100.00%	$16,003,488,131

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $17,005,902,297. Net unrealized depreciation was $185,307,234, of which $1,420,127,699 represented gross unrealized appreciation on securities and $1,605,434,933 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI Emerging Markets Mini	1,235	Sep.2016	New York Board of Trade	$49,848,785	$54,827,825	$4,979,040

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,368,495,146	$8,758,924	$1,930,825	$15,379,184,895
Preferred stocks	560,723,421	—	—	560,723,421
Warrants	60,275	—	—	60,275
Rights	550,843	32,706	—	583,549
Money market funds	880,042,923	—	—	880,042,923

Total	$16,809,872,608	$8,791,630	$1,930,825	$16,820,595,063

Derivative financial instruments[a]:
Assets:
Futures contracts	$4,979,040	$—	$—	$4,979,040

Total	$4,979,040	$—	$—	$4,979,040

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments

iSHARES® MSCI BRIC ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 93.15%

BRAZIL — 9.75%
AES Tiete Energia SA	21,800	$112,580
Ambev SA	457,865	2,717,060
Banco Bradesco SA	79,626	716,531
Banco do Brasil SA	87,289	626,501
Banco Santander Brasil SA Units	43,600	305,785
BB Seguridade Participacoes SA	65,400	589,526
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	174,469	966,275
BR Malls Participacoes SAa	56,820	216,822
BRF SA	54,500	907,547
CCR SA	87,200	460,026
CETIP SA – Mercados Organizados	22,360	302,162
Cia. de Saneamento Basico do Estado de Sao Paulo	32,700	297,190
Cia. Siderurgica Nacional SAa	65,400	173,925
Cielo SA	104,501	1,085,469
Cosan SA Industria e Comercio	10,900	126,804
CPFL Energia SA	12,954	93,135
Duratex SA	32,748	88,002
EDP – Energias do Brasil SA	32,700	144,601
Embraer SA	65,400	289,808
Engie Brasil Energia SA	21,800	262,911
Equatorial Energia SA	21,800	340,907
Fibria Celulose SA	21,841	148,655
Hypermarcas SA	32,700	263,922
JBS SA	76,352	295,133
Klabin SA Units	54,500	286,505
Kroton Educacional SA	130,864	558,452
Localiza Rent A Car SA	10,960	136,619
Lojas Americanas SA	10,900	47,088
Lojas Renner SA	65,400	518,338
Multiplan Empreendimentos Imobiliarios SA	10,900	196,542
Natura Cosmeticos SA	10,900	105,029
Odontoprev SA	21,800	85,952
Petroleo Brasileiro SAa	294,300	1,341,450
Porto Seguro SA	10,900	92,861
Qualicorp SA	21,800	152,893
Raia Drogasil SA	21,850	403,243
Rumo Logistica Operadora Multimodal SAa	76,300	169,881
Sul America SA	21,872	110,449
TIM Participacoes SA	87,269	224,258

Security	Shares	Value
TOTVS SA	10,900	$101,119
Transmissora Alianca de Energia Eletrica SA Units	10,900	78,199
Ultrapar Participacoes SA	32,700	752,632
Vale SA	119,900	628,086
WEG SA	53,840	275,210

		17,796,083
CHINA — 57.52%
3SBio Inc.[a,b,c]	109,000	111,294
58.com Inc. ADR[a]	7,412	337,246
AAC Technologies Holdings Inc.	54,500	621,462
Agricultural Bank of China Ltd. Class H	2,398,000	986,189
Air China Ltd. Class H	236,000	174,640
Alibaba Group Holding Ltd. ADR[a,c]	108,891	10,583,116
Alibaba Health Information Technology Ltd.[a]	296,000	184,314
Alibaba Pictures Group Ltd.[a,c]	1,160,000	239,275
Aluminum Corp. of China Ltd. Class Ha,c	436,000	163,569
Anhui Conch Cement Co. Ltd. Class H	109,000	306,340
ANTA Sports Products Ltd.	109,040	295,206
AviChina Industry & Technology Co. Ltd. Class H	218,000	160,196
Baidu Inc.[a]	26,705	4,568,424
Bank of China Ltd. Class H	7,739,000	3,482,014
Bank of Communications Co. Ltd. Class H	767,200	592,455
Beijing Capital International Airport Co. Ltd. Class H	218,000	245,915
Beijing Enterprises Holdings Ltd.	54,500	312,663
Beijing Enterprises Water Group Ltd.	436,000	304,091
Belle International Holdings Ltd.	545,000	354,117
Brilliance China Automotive Holdings Ltd.	218,000	249,287
Byd Co. Ltd. Class Ha	54,500	379,411
CGN Power Co. Ltd. Class Hb	981,000	284,559
China Cinda Asset Management Co. Ltd. Class H	763,000	258,702
China CITIC Bank Corp. Ltd. Class H	872,000	575,581
China Coal Energy Co. Ltd. Class Ha	109,000	52,134

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2016

Security	Shares	Value
China Communications Construction Co. Ltd. Class H	446,000	$486,436
China Communications Services Corp. Ltd. Class H	218,800	128,627
China Conch Venture Holdings Ltd.	109,000	209,660
China Construction Bank Corp. Class H	8,284,370	6,194,520
China COSCO Holdings Co. Ltd. Class Ha,c	233,000	77,499
China Everbright Bank Co. Ltd. Class H	336,000	158,974
China Everbright International Ltd.	218,000	278,797
China Evergrande Group	436,000	301,281
China Galaxy Securities Co. Ltd. Class H	272,500	255,400
China Gas Holdings Ltd.[c]	218,000	370,418
China Huishan Dairy Holdings Co. Ltd.[c]	436,000	167,503
China Jinmao Holdings Group Ltd.[c]	254,000	79,245
China Life Insurance Co. Ltd. Class H	763,000	1,823,705
China Longyuan Power Group Corp. Ltd.	327,000	274,863
China Medical System Holdings Ltd.	109,000	182,680
China Mengniu Dairy Co. Ltd.	327,000	620,549
China Merchants Bank Co. Ltd. Class H	381,956	929,684
China Merchants Holdings International Co. Ltd.	218,000	621,111
China Minsheng Banking Corp. Ltd. Class H	545,000	585,980
China Mobile Ltd.	599,500	7,404,145
China National Building Material Co. Ltd. Class H	218,000	98,366
China Oilfield Services Ltd. Class H	218,000	171,157
China Overseas Land & Investment Ltd.	436,800	1,444,409
China Pacific Insurance Group Co. Ltd. Class H	239,800	843,980
China Petroleum & Chemical Corp. Class H	2,616,600	1,899,179
China Power International Development Ltd.	327,000	123,520
China Railway Construction Corp. Ltd. Class H	175,500	214,716

Security	Shares	Value
China Railway Group Ltd. Class H	436,000	$323,202
China Resources Beer Holdings Co. Ltd.	218,000	503,072
China Resources Gas Group Ltd.	89,000	298,321
China Resources Land Ltd.	246,444	694,208
China Resources Power Holdings Co. Ltd.	218,200	376,947
China Shenhua Energy Co. Ltd. Class H	327,000	587,666
China Shipping Container Lines Co. Ltd. Class Ha,c	238,000	49,706
China Southern Airlines Co. Ltd. Class H	218,000	129,281
China State Construction International Holdings Ltd.	218,000	260,248
China Taiping Insurance Holdings Co. Ltd.[a]	132,840	266,476
China Telecom Corp. Ltd. Class H	1,308,000	676,196
China Unicom Hong Kong Ltd.	655,900	743,270
China Vanke Co. Ltd. Class H	118,401	303,759
Chongqing Changan Automobile Co. Ltd. Class B	81,000	123,222
Chongqing Rural Commercial Bank Co. Ltd. Class H	218,000	126,470
CITIC Ltd.	436,000	686,875
CITIC Securities Co. Ltd. Class H	218,000	487,333
CNOOC Ltd.	1,744,000	2,142,691
COSCO Pacific Ltd.	228,000	246,908
Country Garden Holdings Co. Ltd.	545,046	276,853
CRRC Corp. Ltd. Class H	402,400	360,029
CSPC Pharmaceutical Group Ltd.	436,000	423,255
Ctrip.com International Ltd.[a,c]	33,027	1,563,828
Dalian Wanda Commercial Properties Co. Ltd. Class Hb	56,300	382,507
Dongfeng Motor Group Co. Ltd. Class H	218,000	232,987
ENN Energy Holdings Ltd.	74,000	414,516
Far East Horizon Ltd.	218,000	203,758
Fosun International Ltd.	218,000	301,843
GCL-Poly Energy Holdings Ltd.[c]	1,276,000	180,952
Geely Automobile Holdings Ltd.	545,000	437,026
GF Securities Co. Ltd. Class H	130,800	284,980
GOME Electrical Appliances Holding Ltd.[c]	1,126,400	133,598
Great Wall Motor Co. Ltd. Class H	265,000	257,253

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2016

Security	Shares	Value
Guangdong Investment Ltd.	218,000	$337,255
Guangzhou Automobile Group Co. Ltd. Class H	218,454	300,782
Guangzhou R&F Properties Co. Ltd. Class H	87,200	147,268
Haier Electronics Group Co. Ltd.	129,000	215,866
Haitong Securities Co. Ltd. Class H	305,200	531,176
Hanergy Thin Film Power Group Ltd.[a]	7,709	—
Hengan International Group Co. Ltd.	54,500	461,266
Huaneng Power International Inc. Class H	436,000	265,307
Huaneng Renewables Corp. Ltd. Class H	436,000	161,882
Huatai Securities Co. Ltd. Class Hb	130,800	276,886
Industrial & Commercial Bank of China Ltd. Class H	7,194,050	4,572,362
JD.com Inc. ADR[a,c]	67,144	1,706,129
Jiangxi Copper Co. Ltd. Class H	109,000	125,908
Kingsoft Corp. Ltd.[c]	109,000	222,869
Kunlun Energy Co. Ltd.	218,000	160,477
Lenovo Group Ltd.	872,000	587,947
Longfor Properties Co. Ltd.	163,500	263,480
Luye Pharma Group Ltd.[a]	109,000	69,278
Netease Inc.	7,739	1,640,436
New China Life Insurance Co. Ltd. Class H	87,200	354,679
New Oriental Education & Technology Group Inc. ADR	12,644	499,185
Nine Dragons Paper (Holdings) Ltd.	109,000	87,546
People’s Insurance Co. Group of China Ltd. (The) Class H	654,000	263,059
PetroChina Co. Ltd. Class H	1,962,000	1,310,234
PICC Property & Casualty Co. Ltd. Class H	437,548	723,159
Ping An Insurance Group Co. of China Ltd. Class H	490,500	2,538,895
Qunar Cayman Islands Ltd. ADR[a,c]	2,943	87,466
Semiconductor Manufacturing International Corp.[a]	2,834,000	310,555
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	184,000	119,081
Shanghai Electric Group Co. Ltd. Class Ha	222,000	98,740
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	58,000	168,241

Security	Shares	Value
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	76,380	$126,944
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	65,400	179,588
Shenzhou International Group Holdings Ltd.	55,000	361,266
Shimao Property Holdings Ltd.	109,000	151,765
Shui On Land Ltd.	327,333	92,839
Sino Biopharmaceutical Ltd.	436,000	279,921
Sino-Ocean Group Holding Ltd.	272,500	126,470
Sinopec Engineering Group Co. Ltd. Class H	109,000	90,356
Sinopec Shanghai Petrochemical Co. Ltd. Class H	437,000	225,916
Sinopharm Group Co. Ltd. Class H	130,800	670,294
Sinotrans Ltd. Class H	218,000	107,921
SOHO China Ltd.	218,000	130,124
SouFun Holdings Ltd. ADR[a]	27,141	122,135
Sun Art Retail Group Ltd.	218,000	140,242
Sunac China Holdings Ltd.[c]	218,000	151,484
TAL Education Group Class A ADR[a,c]	3,815	227,984
Tencent Holdings Ltd.	555,900	14,462,323
Tingyi Cayman Islands Holding Corp.	218,000	201,791
TravelSky Technology Ltd. Class H	109,000	237,202
Tsingtao Brewery Co. Ltd. Class H	40,000	134,077
Vipshop Holdings Ltd. ADR[a]	38,695	547,921
Want Want China Holdings Ltd.[c]	545,000	359,036
Weichai Power Co. Ltd. Class H	40,550	51,179
Yanzhou Coal Mining Co. Ltd. Class H	218,000	124,784
YY Inc. ADR[a,c]	2,834	145,809
Zhuzhou CRRC Times Electric Co. Ltd. Class H	60,500	321,736
Zijin Mining Group Co. Ltd. Class H	685,000	227,840
ZTE Corp. Class H	87,248	117,879

		104,972,080
INDIA — 18.64%
ACC Ltd.	5,014	128,012
Adani Ports & Special Economic Zone Ltd.	81,747	320,970
Ambuja Cements Ltd.	51,121	212,171
Apollo Hospitals Enterprise Ltd.	7,412	149,408

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2016

Security	Shares	Value
Ashok Leyland Ltd.	101,392	$132,550
Asian Paints Ltd.	27,577	476,802
Aurobindo Pharma Ltd.	24,958	294,730
Axis Bank Ltd.	155,761	1,388,173
Bajaj Auto Ltd.	8,393	373,280
Bajaj Finance Ltd.	1,526	250,902
Bharat Forge Ltd.	9,374	119,019
Bharat Heavy Electricals Ltd.	63,983	132,896
Bharat Petroleum Corp. Ltd.	16,350	147,118
Bharti Airtel Ltd.	97,882	484,733
Bharti Infratel Ltd.	52,678	275,897
Bosch Ltd.	763	275,348
Cadila Healthcare Ltd.	19,947	113,451
Cairn India Ltd.	43,927	130,627
Cipla Ltd.	33,136	283,489
Coal India Ltd.	69,288	345,043
Container Corp. of India Ltd.	2,969	61,825
Dabur India Ltd.	55,263	239,800
Divi’s Laboratories Ltd.	8,393	165,742
Dr. Reddy’s Laboratories Ltd.	11,219	517,620
Eicher Motors Ltd.	1,199	407,323
GAIL (India) Ltd.	28,013	160,582
GlaxoSmithKline Consumer Healthcare Ltd.	981	91,865
Glenmark Pharmaceuticals Ltd.	12,862	161,538
Godrej Consumer Products Ltd.	11,881	269,074
Havells India Ltd.	22,018	137,296
HCL Technologies Ltd.	55,590	646,253
Hero Motocorp Ltd.	5,232	276,666
Hindalco Industries Ltd.	113,034	268,787
Hindustan Unilever Ltd.	64,092	877,640
Housing Development Finance Corp. Ltd.	148,240	3,111,004
ICICI Bank Ltd.	111,071	427,898
Idea Cellular Ltd.	117,502	163,962
Indiabulls Housing Finance Ltd.	29,321	358,665
Infosys Ltd.	180,177	2,786,865
ITC Ltd.	329,398	1,279,079
JSW Steel Ltd.	8,066	211,147
Larsen & Toubro Ltd.	31,719	716,579
LIC Housing Finance Ltd.	29,975	256,491
Lupin Ltd.	21,146	468,010
Mahindra & Mahindra Financial Services Ltd.	26,685	141,952
Mahindra & Mahindra Ltd.	36,772	788,811

Security	Shares	Value
Marico Ltd.	45,780	$199,266
Maruti Suzuki India Ltd.	10,464	789,628
Motherson Sumi Systems Ltd.	34,008	163,794
Nestle India Ltd.	2,289	223,040
NTPC Ltd.	154,998	368,574
Oil & Natural Gas Corp. Ltd.	82,949	292,681
Piramal Enterprises Ltd.	8,611	236,401
Power Finance Corp. Ltd.	65,626	121,218
Reliance Industries Ltd.	126,741	2,006,054
Shree Cement Ltd.	872	223,629
Shriram Transport Finance Co. Ltd.	14,546	268,689
Siemens Ltd.	7,415	140,179
State Bank of India	152,719	575,803
Sun Pharmaceuticals Industries Ltd.	94,176	1,090,751
Tata Consultancy Services Ltd.	46,216	1,733,048
Tata Motors Ltd.	158,272	1,270,761
Tata Motors Ltd. Class A	35,450	181,855
Tata Power Co. Ltd.	109,325	128,147
Tata Steel Ltd.	28,231	156,015
Tech Mahindra Ltd.	22,781	159,470
Titan Co. Ltd.	26,923	168,244
Ultratech Cement Ltd.	3,815	229,498
United Spirits Ltd.[a]	6,431	222,118
UPL Ltd.	33,463	319,265
Vedanta Ltd.	101,370	257,323
Wipro Ltd.	58,416	428,852
Yes Bank Ltd.	27,749	566,043
Zee Entertainment Enterprises Ltd.	57,661	464,508

		34,011,947
RUSSIA — 7.24%
Alrosa PJSC	218,000	252,188
Gazprom PJSC	587,514	1,212,926
Gazprom PJSC ADR	262,784	1,062,961
Lukoil PJSC	19,293	865,111
Lukoil PJSC ADR	21,698	973,155
Magnit PJSC GDR[d]	27,686	1,091,936
MegaFon PJSC GDR[d]	9,374	95,146
MMC Norilsk Nickel PJSC	5,450	802,372
Mobile TeleSystems PJSC ADR	49,922	405,866
Moscow Exchange MICEX-RTS PJSC	141,700	275,344
Novatek OJSC GDR[d]	9,047	975,267
PhosAgro PJSC GDR[d]	8,284	111,006
Rosneft PJSC	113,822	600,617
Rostelecom PJSC	86,750	108,905

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2016

Security	Shares	Value
RusHydro PJSC	9,483,200	$115,350
Sberbank of Russia PJSC	1,065,380	2,337,583
Severstal PJSC	18,530	215,891
Sistema PJSC FC GDR[d]	15,914	135,110
Surgutneftegas OJSC	314,010	150,271
Surgutneftegas OJSC ADR	41,463	195,457
Tatneft PJSC Class S	140,613	688,512
VTB Bank PJSC	520,436,001	542,399

		13,213,373

TOTAL COMMON STOCKS (Cost: $170,815,526)		169,993,483

PREFERRED STOCKS — 6.66%

BRAZIL — 6.27%
Banco Bradesco SA	278,485	2,502,559
Braskem SA Class A	10,900	81,266
Centrais Eletricas Brasileiras SA Class B	21,882	192,850
Cia. Brasileira de Distribuicao	10,956	170,618
Cia. Energetica de Minas Gerais	76,332	206,539
Cia. Energetica de Sao Paulo Class B	21,800	90,940
Cia. Paranaense de Energia Class B	10,900	111,097
Gerdau SA	98,100	275,449
Itau Unibanco Holding SA	283,429	3,142,102
Itausa-Investimentos Itau SA	407,989	1,085,010
Lojas Americanas SA	65,504	389,526
Petroleo Brasileiro SA	381,514	1,516,004
Suzano Papel e Celulose SA Class A	43,600	137,522
Telefonica Brasil SA	43,664	657,431
Vale SA	196,200	877,919

		11,436,832
RUSSIA — 0.39%
Surgutneftegas OJSC	675,800	340,266
Transneft PJSC	158	374,552

		714,818

TOTAL PREFERRED STOCKS (Cost: $14,596,559)		12,151,650

Security	Shares	Value
RIGHTS — 0.00%

BRAZIL — 0.00%
AES Tiete Energia SAa	698	$891

		891

TOTAL RIGHTS (Cost: $0)		891

SHORT-TERM INVESTMENTS — 3.61%

MONEY MARKET FUNDS — 3.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	6,588,665	6,588,665

		6,588,665

TOTAL SHORT-TERM INVESTMENTS (Cost: $6,588,665)		6,588,665

TOTAL INVESTMENTS IN SECURITIES — 103.42% (Cost: $192,000,750)[h]		188,734,689
Other Assets, Less Liabilities — (3.42)%		(6,246,791)

NET ASSETS — 100.00%		$182,487,898

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $200,058,761. Net unrealized depreciation was $11,324,072, of which $34,153,837 represented gross unrealized appreciation on securities and $45,477,909 represented gross unrealized depreciation on securities.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$169,894,743	$98,740	$0	[a]	$169,993,483
Preferred stocks	12,151,650	—	—		12,151,650
Rights	891	—	—		891
Money market funds	6,588,665	—	—		6,588,665

Total	$188,635,949	$98,740	$0	[a]	$188,734,689

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.66%

CHINA — 37.33%
3SBio Inc.[a,b,c]	75,500	$77,089
58.com Inc. ADR[a]	5,744	261,352
AAC Technologies Holdings Inc.	55,500	632,865
Agricultural Bank of China Ltd. Class H	1,853,000	762,055
Air China Ltd. Class H	138,000	102,120
Alibaba Group Holding Ltd. ADR[a]	84,249	8,188,160
Alibaba Health Information Technology Ltd.[a]	246,000	153,180
Alibaba Pictures Group Ltd.[a,c]	830,000	171,206
Aluminum Corp. of China Ltd. Class Ha	296,000	111,047
Anhui Conch Cement Co. Ltd. Class H	93,000	261,372
ANTA Sports Products Ltd.[c]	75,000	203,049
AviChina Industry & Technology Co. Ltd. Class H	164,000	120,514
Baidu Inc.[a]	20,377	3,485,893
Bank of China Ltd. Class H	5,935,000	2,670,339
Bank of Communications Co. Ltd. Class H	658,000	508,128
Beijing Capital International Airport Co. Ltd. Class H	112,000	126,342
Beijing Enterprises Holdings Ltd.	38,500	220,872
Beijing Enterprises Water Group Ltd.	332,000	231,556
Belle International Holdings Ltd.	469,000	304,736
Brilliance China Automotive Holdings Ltd.	228,000	260,723
Byd Co. Ltd. Class Ha,c	48,500	337,641
CGN Power Co. Ltd. Class Hb	787,000	228,285
China Cinda Asset Management Co. Ltd. Class H	666,000	225,814
China CITIC Bank Corp. Ltd. Class H	674,000	444,887
China Coal Energy Co. Ltd. Class Ha,c	154,000	73,657
China Communications Construction Co. Ltd. Class H	334,000	364,281
China Communications Services Corp. Ltd. Class H	180,000	105,818
China Conch Venture Holdings Ltd.	102,000	196,196

Security	Shares	Value
China Construction Bank Corp. Class H	6,313,000	$4,720,456
China COSCO Holdings Co. Ltd. Class Ha,c	198,500	66,024
China Everbright Bank Co. Ltd. Class H	232,000	109,768
China Everbright International Ltd.[c]	186,000	237,873
China Everbright Ltd.	70,000	145,293
China Evergrande Group[c]	302,000	208,685
China Galaxy Securities Co. Ltd. Class H	222,500	208,538
China Gas Holdings Ltd.[c]	130,000	220,891
China Huishan Dairy Holdings Co. Ltd.[c]	304,000	116,791
China Jinmao Holdings Group Ltd.[c]	282,000	87,980
China Life Insurance Co. Ltd. Class H	555,000	1,326,548
China Longyuan Power Group Corp. Ltd.	242,000	203,415
China Medical System Holdings Ltd.	96,000	160,892
China Mengniu Dairy Co. Ltd.	207,000	392,824
China Merchants Bank Co. Ltd. Class H	290,331	706,668
China Merchants Holdings International Co. Ltd.[c]	98,000	279,215
China Minsheng Banking Corp. Ltd. Class H	444,800	478,246
China Mobile Ltd.	460,000	5,681,245
China National Building Material Co. Ltd. Class H	216,000	97,464
China Oilfield Services Ltd. Class H	136,000	106,777
China Overseas Land & Investment Ltd.	294,000	972,198
China Pacific Insurance Group Co. Ltd. Class H	199,000	700,384
China Petroleum & Chemical Corp. Class H	1,906,600	1,383,847
China Power International Development Ltd.	239,000	90,279
China Railway Construction Corp. Ltd. Class H	145,000	177,400
China Railway Group Ltd. Class H	301,000	223,128
China Resources Beer Holdings Co. Ltd.	124,000	286,151
China Resources Gas Group Ltd.	68,000	227,931

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
China Resources Land Ltd.	205,777	$579,654
China Resources Power Holdings Co. Ltd.	146,000	252,219
China Shenhua Energy Co. Ltd. Class H	256,500	460,968
China Shipping Container Lines Co. Ltd. Class Ha,c	270,000	56,390
China Southern Airlines Co. Ltd. Class H	136,000	80,652
China State Construction International Holdings Ltd.	136,000	162,357
China Taiping Insurance Holdings Co. Ltd.[a]	118,900	238,513
China Telecom Corp. Ltd. Class H	1,048,000	541,784
China Unicom Hong Kong Ltd.	452,000	512,209
China Vanke Co. Ltd. Class H	99,900	256,294
Chongqing Changan Automobile Co. Ltd. Class B	65,000	98,882
Chongqing Rural Commercial Bank Co. Ltd. Class H	189,000	109,646
CITIC Ltd.[c]	329,000	518,307
CITIC Securities Co. Ltd. Class H	163,000	364,382
CNOOC Ltd.	1,334,000	1,638,962
COSCO Pacific Ltd.	122,000	132,117
Country Garden Holdings Co. Ltd.	418,828	212,741
CRRC Corp. Ltd. Class H	310,750	278,029
CSPC Pharmaceutical Group Ltd.	310,000	300,938
Ctrip.com International Ltd.[a]	26,267	1,243,742
Dalian Wanda Commercial Properties Co. Ltd. Class Hb	44,300	300,978
Dongfeng Motor Group Co. Ltd. Class H	204,000	218,024
ENN Energy Holdings Ltd.	56,000	313,688
Far East Horizon Ltd.	148,000	138,331
Fosun International Ltd.	193,500	267,920
GCL-Poly Energy Holdings Ltd.[c]	967,000	137,132
Geely Automobile Holdings Ltd.	390,000	312,734
GF Securities Co. Ltd. Class H	102,600	223,540
GOME Electrical Appliances Holding Ltd.[c]	925,000	109,711
Great Wall Motor Co. Ltd. Class H	233,500	226,674
Guangdong Investment Ltd.	212,000	327,972
Guangzhou Automobile Group Co. Ltd. Class H	156,000	214,791
Guangzhou R&F Properties Co. Ltd. Class H	74,000	124,975

Security	Shares	Value
Haier Electronics Group Co. Ltd.	95,000	$158,971
Haitian International Holdings Ltd.	48,000	96,659
Haitong Securities Co. Ltd. Class H	231,600	403,081
Hanergy Thin Film Power Group Ltd.[a]	2,513	—
Hengan International Group Co. Ltd.	55,000	465,498
Huadian Power International Corp. Ltd. Class H	122,000	54,577
Huaneng Power International Inc. Class H	314,000	191,070
Huaneng Renewables Corp. Ltd. Class H	298,000	110,644
Huatai Securities Co. Ltd. Class Hb	110,000	232,855
Industrial & Commercial Bank of China Ltd. Class H	5,536,000	3,518,546
JD.com Inc. ADR[a]	51,386	1,305,718
Jiangsu Expressway Co. Ltd. Class H	92,000	129,281
Jiangxi Copper Co. Ltd. Class H	95,000	109,737
Kingsoft Corp. Ltd.[c]	59,000	120,636
Kunlun Energy Co. Ltd.	244,000	179,616
Lenovo Group Ltd.	544,000	366,793
Longfor Properties Co. Ltd.	109,500	176,459
Luye Pharma Group Ltd.[a]	97,000	61,651
Netease Inc.	5,905	1,251,683
New China Life Insurance Co. Ltd. Class H	58,500	237,944
New Oriental Education & Technology Group Inc. ADR	9,974	393,774
Nine Dragons Paper (Holdings) Ltd.	123,000	98,790
People’s Insurance Co. Group of China Ltd. (The) Class H	527,000	211,975
PetroChina Co. Ltd. Class H	1,572,000	1,049,790
PICC Property & Casualty Co. Ltd. Class H	347,160	573,770
Ping An Insurance Group Co. of China Ltd. Class H	389,000	2,013,517
Qunar Cayman Islands Ltd. ADR[a]	2,653	78,847
Semiconductor Manufacturing International Corp.[a]	2,084,000	228,369
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	140,000	90,605
Shanghai Electric Group Co. Ltd. Class Ha,c	222,000	98,740
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	30,000	87,021

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
Shanghai Industrial Holdings Ltd.	37,000	$96,355
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	71,280	118,467
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	52,300	143,616
Shenzhou International Group Holdings Ltd.[c]	42,000	275,876
Shimao Property Holdings Ltd.	93,500	130,183
Shui On Land Ltd.	282,000	79,982
Sino Biopharmaceutical Ltd.	335,000	215,077
Sino-Ocean Group Holding Ltd.	236,000	109,530
Sinopec Engineering Group Co. Ltd. Class H	95,500	79,165
Sinopec Shanghai Petrochemical Co. Ltd. Class H	263,000	135,963
Sinopharm Group Co. Ltd. Class H	90,000	461,211
Sinotrans Ltd. Class H	152,000	75,248
SOHO China Ltd.	155,500	92,818
SouFun Holdings Ltd. ADR[a]	21,263	95,684
Sun Art Retail Group Ltd.[c]	180,500	116,118
Sunac China Holdings Ltd.[c]	140,000	97,283
TAL Education Group Class A ADR[a]	3,164	189,081
Tencent Holdings Ltd.	423,100	11,007,391
Tingyi Cayman Islands Holding Corp.[c]	148,000	136,996
TravelSky Technology Ltd. Class H	70,000	152,332
Tsingtao Brewery Co. Ltd. Class H	28,000	93,854
Vipshop Holdings Ltd. ADR[a]	30,151	426,938
Want Want China Holdings Ltd.[c]	432,000	284,593
Weichai Power Co. Ltd. Class H	68,600	86,582
Yanzhou Coal Mining Co. Ltd. Class H	146,000	83,571
YY Inc. ADR[a]	2,177	112,007
Zhejiang Expressway Co. Ltd. Class H	108,000	120,437
Zhuzhou CRRC Times Electric Co. Ltd. Class H	40,500	215,377
Zijin Mining Group Co. Ltd. Class H	434,000	144,354
ZTE Corp. Class H	55,360	74,796

		80,948,846
INDIA — 12.11%
ACC Ltd.	3,512	89,664
Adani Ports & Special Economic Zone Ltd.	61,851	242,851

Security	Shares	Value
Ambuja Cements Ltd.	50,623	$210,104
Apollo Hospitals Enterprise Ltd.	6,046	121,872
Ashok Leyland Ltd.	88,562	115,777
Asian Paints Ltd.	21,605	373,547
Aurobindo Pharma Ltd.	20,204	238,589
Axis Bank Ltd.	125,340	1,117,055
Bajaj Auto Ltd.	6,253	278,103
Bajaj Finance Ltd.	1,192	195,987
Bharat Forge Ltd.	7,538	95,708
Bharat Heavy Electricals Ltd.	44,857	93,170
Bharat Petroleum Corp. Ltd.	19,738	177,604
Bharti Airtel Ltd.	75,109	371,956
Bharti Infratel Ltd.	42,321	221,653
Bosch Ltd.	566	204,255
Cadila Healthcare Ltd.	15,119	85,991
Cairn India Ltd.	35,273	104,892
Cipla Ltd.	26,640	227,914
Coal India Ltd.	51,394	255,934
Container Corp. of India Ltd.	2,546	53,017
Dabur India Ltd.	39,013	169,287
Divi’s Laboratories Ltd.	6,213	122,692
Dr. Reddy’s Laboratories Ltd.	8,822	407,028
Eicher Motors Ltd.	1,044	354,666
GAIL (India) Ltd.	23,822	136,558
GlaxoSmithKline Consumer Healthcare Ltd.	763	71,451
Glenmark Pharmaceuticals Ltd.	10,186	127,930
Godrej Consumer Products Ltd.	9,171	207,700
Havells India Ltd.	18,755	116,949
HCL Technologies Ltd.	42,382	492,706
Hero Motocorp Ltd.	3,724	196,924
Hindalco Industries Ltd.	83,739	199,126
Hindustan Unilever Ltd.	48,779	667,953
Housing Development Finance Corp. Ltd.	112,601	2,363,074
ICICI Bank Ltd.	83,727	322,556
Idea Cellular Ltd.	95,417	133,145
Indiabulls Housing Finance Ltd.	21,875	267,583
Infosys Ltd.	137,675	2,129,471
ITC Ltd.	252,885	981,971
JSW Steel Ltd.	6,192	162,090
Larsen & Toubro Ltd.	23,803	537,744
LIC Housing Finance Ltd.	21,868	187,120
Lupin Ltd.	16,472	364,563
Mahindra & Mahindra Financial Services Ltd.	21,589	114,844

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
Mahindra & Mahindra Ltd.	27,991	$600,446
Marico Ltd.	33,592	146,216
Maruti Suzuki India Ltd.	7,942	599,314
Motherson Sumi Systems Ltd.	24,840	119,638
Nestle India Ltd.	1,730	168,571
NTPC Ltd.	123,975	294,804
Oil & Natural Gas Corp. Ltd.	63,597	224,399
Piramal Enterprises Ltd.	5,989	164,418
Power Finance Corp. Ltd.	49,410	91,265
Reliance Industries Ltd.	97,123	1,537,261
Shree Cement Ltd.	629	161,310
Shriram Transport Finance Co. Ltd.	11,275	208,268
Siemens Ltd.	5,269	99,609
State Bank of India	116,695	439,980
Sun Pharmaceuticals Industries Ltd.	72,089	834,939
Tata Consultancy Services Ltd.	35,423	1,328,323
Tata Motors Ltd.	118,350	950,228
Tata Motors Ltd. Class A	29,145	149,511
Tata Power Co. Ltd.	87,807	102,924
Tata Steel Ltd.	22,364	123,591
Tech Mahindra Ltd.	17,828	124,799
Titan Co. Ltd.	23,349	145,909
Ultratech Cement Ltd.	2,639	158,754
United Spirits Ltd.[a]	4,942	170,690
UPL Ltd.	26,810	255,790
Vedanta Ltd.	77,190	195,943
Wipro Ltd.	45,829	336,447
Yes Bank Ltd.	23,452	478,390
Zee Entertainment Enterprises Ltd.	43,304	348,850

		26,271,361
INDONESIA — 3.77%
Adaro Energy Tbk PT	1,127,300	97,730
AKR Corporindo Tbk PT	133,300	67,077
Astra International Tbk PT	1,512,600	929,340
Bank Central Asia Tbk PT	916,600	1,039,942
Bank Danamon Indonesia Tbk PT	242,500	74,587
Bank Mandiri Persero Tbk PT	701,900	593,956
Bank Negara Indonesia Persero Tbk PT	552,700	244,788
Bank Rakyat Indonesia Persero Tbk PT	829,100	728,158
Bumi Serpong Damai Tbk PT	595,800	96,568
Charoen Pokphand Indonesia Tbk PT	544,100	152,996
Global Mediacom Tbk PT	587,500	39,418

Security	Shares	Value
Gudang Garam Tbk PT	36,200	$175,747
Hanjaya Mandala Sampoerna Tbk PT	711,600	213,507
Indocement Tunggal Prakarsa Tbk PT	111,300	148,512
Indofood CBP Sukses Makmur Tbk PT	173,400	130,393
Indofood Sukses Makmur Tbk PT	331,800	198,229
Jasa Marga Persero Tbk PT	138,900	50,890
Kalbe Farma Tbk PT	1,583,000	214,209
Lippo Karawaci Tbk PT	1,443,300	119,686
Matahari Department Store Tbk PT	177,100	267,018
Media Nusantara Citra Tbk PT	346,300	50,124
Perusahaan Gas Negara Persero Tbk PT	804,800	183,226
Semen Indonesia Persero Tbk PT	227,500	169,789
Summarecon Agung Tbk PT	725,000	95,646
Surya Citra Media Tbk PT	458,600	104,754
Telekomunikasi Indonesia Persero Tbk PT	3,770,700	1,196,732
Tower Bersama Infrastructure Tbk PT	179,800	75,566
Unilever Indonesia Tbk PT	115,100	396,104
United Tractors Tbk PT	126,600	178,948
Waskita Karya Persero Tbk PT	356,000	74,877
XL Axiata Tbk PTa	286,200	61,275

		8,169,792
MALAYSIA — 3.89%
AirAsia Bhd[c]	99,800	73,826
Alliance Financial Group Bhd	70,700	68,861
AMMB Holdings Bhd	134,000	145,052
Astro Malaysia Holdings Bhd	116,900	85,034
Axiata Group Bhd	196,700	266,276
Berjaya Sports Toto Bhd	47,555	39,282
British American Tobacco Malaysia Bhd	10,700	129,862
CIMB Group Holdings Bhd	232,500	275,182
Dialog Group Bhd	233,378	88,621
DiGi.Com Bhd[c]	262,900	325,424
Felda Global Ventures Holdings Bhd[c]	97,000	54,294
Gamuda Bhd[c]	123,500	148,608
Genting Bhd[c]	170,900	328,694
Genting Malaysia Bhd	223,700	244,909
Genting Plantations Bhd	18,400	48,093

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
HAP Seng Consolidated Bhd	44,200	$84,793
Hartalega Holdings Bhd[c]	46,300	50,005
Hong Leong Bank Bhd	50,500	162,875
Hong Leong Financial Group Bhd	16,500	65,422
IHH Healthcare Bhd	216,100	348,488
IJM Corp. Bhd	211,500	178,879
IOI Corp. Bhd[c]	169,800	185,061
IOI Properties Group Bhd[c]	126,115	78,365
Kuala Lumpur Kepong Bhd	33,000	191,873
Lafarge Malaysia Bhd	24,600	48,830
Malayan Banking Bhd[c]	255,800	493,245
Malaysia Airports Holdings Bhd[c]	55,300	85,906
Maxis Bhd[c]	140,000	216,792
MISC Bhd[c]	85,200	158,824
Petronas Chemicals Group Bhd[c]	179,100	295,446
Petronas Dagangan Bhd	14,900	85,972
Petronas Gas Bhd	52,200	285,745
PPB Group Bhd	35,700	141,550
Public Bank Bhd[c]	205,210	1,001,888
RHB Bank Bhd[c]	59,862	73,804
RHB Bank Bhd New	28,800	—
Sapurakencana Petroleum Bhd	310,100	120,813
Sime Darby Bhd[c]	187,300	364,393
Telekom Malaysia Bhd	86,100	145,216
Tenaga Nasional Bhd	252,700	918,456
UMW Holdings Bhd	33,400	45,873
Westports Holdings Bhd	81,500	89,428
YTL Corp. Bhd	323,553	134,033
YTL Power International Bhd	157,215	57,761

		8,431,754
PHILIPPINES — 2.00%
Aboitiz Equity Ventures Inc.	147,890	238,046
Aboitiz Power Corp.	113,000	110,344
Alliance Global Group Inc.	149,700	52,369
Ayala Corp.	18,570	348,723
Ayala Land Inc.	550,200	454,613
Bank of the Philippine Islands	53,180	120,410
BDO Unibank Inc.	125,120	306,926
DMCI Holdings Inc.	282,500	69,723
Energy Development Corp.	709,500	87,250
Globe Telecom Inc.	2,595	109,715
GT Capital Holdings Inc.	5,730	188,766
International Container Terminal Services Inc.	40,960	73,841
JG Summit Holdings Inc.	215,176	360,205

Security	Shares	Value
Jollibee Foods Corp.	31,870	$167,575
Megaworld Corp.	825,400	83,435
Metro Pacific Investments Corp.	963,500	143,093
Metropolitan Bank & Trust Co.	47,786	85,634
PLDT Inc.	7,335	287,450
Robinsons Land Corp.	125,300	85,783
Security Bank Corp.	8,380	38,379
SM Investments Corp.	18,229	266,031
SM Prime Holdings Inc.	620,450	397,477
Universal Robina Corp.	65,480	262,791

		4,338,579
SOUTH KOREA — 19.60%
AmorePacific Corp.	2,405	832,583
AmorePacific Group	2,092	272,054
BGF retail Co. Ltd.	736	133,668
BNK Financial Group Inc.	20,021	158,911
Celltrion Inc.[a,c]	5,644	540,609
Cheil Worldwide Inc.	4,968	70,844
CJ CheilJedang Corp.	606	211,692
CJ Corp.	1,084	185,690
CJ E&M Corp.	1,485	92,563
CJ Korea Express Corp.[a]	533	96,083
Coway Co. Ltd.	4,096	306,373
Daelim Industrial Co. Ltd.	2,108	153,326
Daewoo Engineering & Construction Co. Ltd.[a]	9,473	51,655
DGB Financial Group Inc.	12,514	102,581
Dongbu Insurance Co. Ltd.	3,714	224,839
Dongsuh Cos. Inc.	2,725	75,396
Doosan Heavy Industries & Construction Co. Ltd.	3,723	92,324
E-MART Inc.	1,465	206,939
GS Engineering & Construction Corp.[a,c]	3,481	89,757
GS Holdings Corp.	3,735	165,479
GS Retail Co. Ltd.	2,095	88,497
Hana Financial Group Inc.	22,178	582,794
Hankook Tire Co. Ltd.	5,701	285,306
Hanmi Pharm Co. Ltd.	387	206,169
Hanmi Science Co. Ltd.	883	106,118
Hanon Systems	13,824	145,059
Hanssem Co. Ltd.	778	102,570
Hanwha Chemical Corp.	8,017	184,067
Hanwha Corp.	3,277	107,715
Hanwha Life Insurance Co. Ltd.	17,484	88,910

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
Hotel Shilla Co. Ltd.	2,441	$148,430
Hyosung Corp.	1,575	186,457
Hyundai Department Store Co. Ltd.	1,171	131,803
Hyundai Development Co. – Engineering & Construction	4,089	171,078
Hyundai Engineering & Construction Co. Ltd.	5,470	189,120
Hyundai Glovis Co. Ltd.	1,393	229,252
Hyundai Heavy Industries Co. Ltd.[a]	3,118	384,507
Hyundai Marine & Fire Insurance Co. Ltd.	4,526	137,201
Hyundai Mobis Co. Ltd.	5,095	1,190,357
Hyundai Motor Co.	10,737	1,280,736
Hyundai Steel Co.	6,014	276,698
Hyundai Wia Corp.	1,240	101,202
Industrial Bank of Korea	18,810	198,222
Kakao Corp.	2,341	170,694
Kangwon Land Inc.	8,820	312,062
KB Financial Group Inc.	29,039	1,013,110
KCC Corp.	447	165,370
KEPCO Plant Service & Engineering Co. Ltd.	1,724	99,575
Kia Motors Corp.	19,801	744,979
Korea Aerospace Industries Ltd. Class A	4,408	334,850
Korea Electric Power Corp.	19,449	1,011,697
Korea Gas Corp.	2,154	82,007
Korea Investment Holdings Co. Ltd.	3,043	109,439
Korea Zinc Co. Ltd.	630	270,363
Korean Air Lines Co. Ltd.[a]	2,704	76,512
KT Corp.	1,558	44,155
KT&G Corp.	8,712	914,174
Kumho Petrochemical Co. Ltd.	1,349	83,360
LG Chem Ltd.	3,470	841,825
LG Corp.	7,115	420,519
LG Display Co. Ltd.	17,440	470,020
LG Electronics Inc.	8,012	370,061
LG Household & Health Care Ltd.	700	597,040
LG Innotek Co. Ltd.	1,107	81,908
LG Uplus Corp.	15,850	165,608
Lotte Chemical Corp.	1,158	278,335
Lotte Chilsung Beverage Co. Ltd.	47	63,271
Lotte Confectionery Co. Ltd.	411	62,479
Lotte Shopping Co. Ltd.	854	155,482
Mirae Asset Daewoo Co. Ltd.	13,958	99,521

Security	Shares	Value
Mirae Asset Securities Co. Ltd.	5,740	$121,235
NAVER Corp.	2,117	1,604,363
NCsoft Corp.	1,315	318,430
NH Investment & Securities Co. Ltd.	10,801	97,839
OCI Co. Ltd.[a,c]	1,313	102,920
Orion Corp./Republic of Korea	271	180,586
Ottogi Corp.	87	54,541
Paradise Co. Ltd.	3,620	54,381
POSCO	5,283	1,094,505
Posco Daewoo Corp.	3,412	70,076
S-1 Corp.	1,487	137,364
S-Oil Corp.	3,388	214,827
Samsung C&T Corp.	5,702	774,756
Samsung Card Co. Ltd.	2,735	108,541
Samsung Electro-Mechanics Co. Ltd.	4,191	199,965
Samsung Electronics Co. Ltd.	7,501	10,898,314
Samsung Fire & Marine Insurance Co. Ltd.	2,471	598,359
Samsung Heavy Industries Co. Ltd.[a]	11,474	99,613
Samsung Life Insurance Co. Ltd.	5,252	485,162
Samsung SDI Co. Ltd.	4,113	426,055
Samsung SDS Co. Ltd.	2,618	375,677
Samsung Securities Co. Ltd.	4,423	139,037
Shinhan Financial Group Co. Ltd.	32,236	1,185,360
Shinsegae Inc.	542	98,921
SK Holdings Co. Ltd.	3,413	648,929
SK Hynix Inc.	44,091	1,441,361
SK Innovation Co. Ltd.	4,860	634,197
SK Networks Co. Ltd.	8,789	49,896
SK Telecom Co. Ltd.	1,496	293,162
Woori Bank	22,869	217,409
Yuhan Corp.	579	149,813

		42,499,644
TAIWAN — 16.72%
Acer Inc.	231,062	103,769
Advanced Semiconductor Engineering Inc.	478,434	588,044
Advantech Co. Ltd.	23,894	195,411
Asia Cement Corp.	174,229	155,667
Asia Pacific Telecom Co. Ltd.[a]	157,000	52,943
Asustek Computer Inc.	53,000	448,480
AU Optronics Corp.	658,000	259,214
Casetek Holdings Ltd.	10,000	35,140
Catcher Technology Co. Ltd.	49,000	352,090

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
Cathay Financial Holding Co. Ltd.	607,944	$768,300
Chailease Holding Co. Ltd.	77,496	133,839
Chang Hwa Commercial Bank Ltd.	371,614	186,800
Cheng Shin Rubber Industry Co. Ltd.	146,776	311,773
Chicony Electronics Co. Ltd.	39,864	98,622
China Airlines Ltd.	206,000	59,793
China Development Financial Holding Corp.	1,015,200	256,596
China Life Insurance Co. Ltd./Taiwan	261,835	231,877
China Steel Corp.	890,867	617,673
Chunghwa Telecom Co. Ltd.	284,000	1,020,343
Compal Electronics Inc.	318,000	188,412
CTBC Financial Holding Co. Ltd.	1,212,098	700,966
Delta Electronics Inc.	145,000	754,006
E.Sun Financial Holding Co. Ltd.	593,017	333,602
Eclat Textile Co. Ltd.	14,200	179,903
EVA Airways Corp.	145,397	67,359
Evergreen Marine Corp. Taiwan Ltd.	145,050	54,856
Far Eastern New Century Corp.	244,460	180,280
Far EasTone Telecommunications Co. Ltd.	120,000	279,479
Feng TAY Enterprise Co. Ltd.	25,064	119,275
First Financial Holding Co. Ltd.	722,370	371,082
Formosa Chemicals & Fibre Corp.	242,950	630,910
Formosa Petrochemical Corp.	86,000	251,518
Formosa Plastics Corp.	307,400	758,558
Formosa Taffeta Co. Ltd.	57,000	55,059
Foxconn Technology Co. Ltd.	67,843	190,291
Fubon Financial Holding Co. Ltd.	493,396	698,176
Giant Manufacturing Co. Ltd.	21,000	135,343
Hermes Microvision Inc.	3,000	128,583
Highwealth Construction Corp.	60,840	94,528
Hiwin Technologies Corp.	14,981	77,430
Hon Hai Precision Industry Co. Ltd.	1,052,104	2,917,860
Hotai Motor Co. Ltd.	18,000	199,114
HTC Corp.[a]	50,000	133,941
Hua Nan Financial Holdings Co. Ltd.	555,392	286,181
Innolux Corp.	677,620	239,181
Inotera Memories Inc.[a]	198,000	167,857
Inventec Corp.	190,980	141,743
Largan Precision Co. Ltd.	8,000	897,559
Lite-On Technology Corp.	157,032	237,549
MediaTek Inc.	111,176	874,188

Security	Shares	Value
Mega Financial Holding Co. Ltd.	821,542	$559,251
Merida Industry Co. Ltd.	15,350	62,647
Nan Ya Plastics Corp.	353,090	674,343
Nanya Technology Corp.	51,000	60,273
Nien Made Enterprise Co. Ltd.	11,000	124,801
Novatek Microelectronics Corp.	43,000	147,035
OBI Pharma Inc.[a]	9,000	112,605
Pegatron Corp.	147,000	355,333
Phison Electronics Corp.	11,000	79,561
Pou Chen Corp.	167,000	242,101
Powertech Technology Inc.	50,000	130,474
President Chain Store Corp.	43,000	342,179
Quanta Computer Inc.	204,000	377,391
Realtek Semiconductor Corp.	34,140	136,644
Ruentex Development Co. Ltd.[a]	62,888	73,629
Ruentex Industries Ltd.	41,855	64,965
Shin Kong Financial Holding Co. Ltd.[a]	619,138	135,806
Siliconware Precision Industries Co. Ltd.	166,438	248,368
Simplo Technology Co. Ltd.	21,200	69,819
SinoPac Financial Holdings Co. Ltd.	770,173	225,247
Standard Foods Corp.	29,873	73,716
Synnex Technology International Corp.	106,050	111,964
TaiMed Biologics Inc.[a]	12,000	74,313
Taishin Financial Holding Co. Ltd.	644,561	243,763
Taiwan Business Bank[a]	287,045	76,713
Taiwan Cement Corp.	250,000	285,608
Taiwan Cooperative Financial Holding Co. Ltd.	580,435	255,183
Taiwan Fertilizer Co. Ltd.	55,000	72,627
Taiwan Mobile Co. Ltd.	126,000	442,760
Taiwan Semiconductor Manufacturing Co. Ltd.	1,846,000	10,239,234
Teco Electric and Machinery Co. Ltd.	143,000	120,329
Transcend Information Inc.	14,000	40,371
Uni-President Enterprises Corp.	364,650	689,526
United Microelectronics Corp.	914,000	331,259
Vanguard International Semiconductor Corp.	68,000	127,511
Wistron Corp.	182,022	133,660
WPG Holdings Ltd.	112,000	133,247
Yuanta Financial Holding Co. Ltd.	726,893	257,719

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Security	Shares	Value
Yulon Motor Co. Ltd.	65,000	$56,231
Zhen Ding Technology Holding Ltd.	30,455	61,043

		36,270,412
THAILAND — 3.24%
Advanced Info Service PCL NVDR	77,800	371,969
Airports of Thailand PCL NVDR	31,200	362,335
Bangkok Bank PCL Foreign	19,500	95,485
Bangkok Dusit Medical Services PCL NVDR	288,700	195,995
Bangkok Expressway & Metro PCL	539,500	120,008
Banpu PCL NVDR[c]	108,400	49,165
BEC World PCL NVDR	66,200	42,839
BTS Group Holdings PCL NVDR	456,500	119,349
Bumrungrad Hospital PCL NVDR	27,000	132,600
Central Pattana PCL NVDR	102,700	178,754
Charoen Pokphand Foods PCL NVDR	202,400	190,030
CP ALL PCL NVDR	370,700	666,640
Delta Electronics Thailand PCL NVDR	38,600	82,518
Electricity Generating PCL NVDR	10,700	61,049
Energy Absolute PCL NVDR[c]	86,300	62,951
Glow Energy PCL NVDR	39,700	91,751
Home Product Center PCL NVDR	286,045	90,072
Indorama Ventures PCL NVDR	113,200	104,647
IRPC PCL NVDR	786,000	109,900
Kasikornbank PCL Foreign	87,900	502,786
Kasikornbank PCL NVDR	43,300	247,050
Krung Thai Bank PCL NVDR[c]	270,950	148,721
Minor International PCL NVDR	161,980	193,026
PTT Exploration & Production PCL NVDR	105,210	246,950
PTT Global Chemical PCL NVDR	156,300	275,434
PTT PCL NVDR	74,100	747,090
Robinson Department Store PCL NVDR	40,300	74,510
Siam Cement PCL (The) Foreign	22,600	346,030
Siam Cement PCL (The) NVDR	8,400	128,613
Siam Commercial Bank PCL (The) NVDR	114,900	531,092
Thai Oil PCL NVDR	63,300	129,378
Thai Union Group PCL NVDR	141,400	87,825
TMB Bank PCL NVDR	1,063,300	69,421

Security	Shares	Value
True Corp. PCL NVDR[c]	742,105	$173,652

		7,029,635

TOTAL COMMON STOCKS
(Cost: $207,449,469)		213,960,023

PREFERRED STOCKS — 1.05%

SOUTH KOREA — 1.05%
AmorePacific Corp.	654	129,040
Hyundai Motor Co.	1,651	141,853
Hyundai Motor Co. Series 2	2,809	253,188
LG Chem Ltd.	566	91,372
LG Household & Health Care Ltd.	156	79,609
Samsung Electronics Co. Ltd.	1,342	1,593,550

		2,288,612

TOTAL PREFERRED STOCKS
(Cost: $1,953,654)		2,288,612

RIGHTS — 0.00%

SOUTH KOREA — 0.00%
Hanwha Corp.[a]	937	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 2.07%

MONEY MARKET FUNDS — 2.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	4,479,688	4,479,688

		4,479,688

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,479,688)		4,479,688

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.78% (Cost: $213,882,811)[g]	$220,728,323
Other Assets, Less Liabilities — (1.78)%	(3,865,281)

NET ASSETS — 100.00%	$216,863,042

ADR  —  American Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $216,067,191. Net unrealized appreciation was $4,661,132, of which $18,223,393 represented gross unrealized appreciation on securities and $13,562,261 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3		Total
Investments:
Assets:
Common stocks	$213,861,283	$98,740		$0	[a]	$213,960,023
Preferred stocks	2,288,612	—		—		2,288,612
Rights	—	0	[a]	—		0	[a]
Money market funds	4,479,688	—		—		4,479,688

Total	$220,629,583	$98,740		$0	[a]	$220,728,323

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.81%

BRAZIL — 2.88%
Aliansce Shopping Centers SA	23,200	$108,044
Alupar Investimento SA Units	22,808	114,188
Arezzo Industria e Comercio SA	12,000	96,481
B2W Cia. Digital[a]	19,800	100,108
BR Properties SA	22,941	59,945
Cia. de Saneamento de Minas Gerais-COPASA	13,100	133,682
Cia. Hering	27,700	152,813
Cyrela Brazil Realty SA Empreendimentos e Participacoes	49,300	161,142
EcoRodovias Infraestrutura e Logistica SAa	53,600	137,903
Estacio Participacoes SA	49,100	251,740
Even Construtora e Incorporadora SA	59,000	76,811
EZ TEC Empreendimentos e Participacoes SA	15,344	78,718
Fleury SA	18,300	216,343
Gafisa SA	116,500	86,101
Iguatemi Empresa de Shopping Centers SA	18,500	164,188
Iochpe Maxion SA	14,300	80,481
Light SA	20,500	96,294
Linx SA	18,600	99,505
Mahle-Metal Leve SA	7,600	55,464
Marfrig Global Foods SAa	50,400	79,641
Minerva SAa	23,000	67,141
MRV Engenharia e Participacoes SA	56,900	216,423
Multiplus SA	10,300	133,297
Santos Brasil Participacoes SA	91,500	84,319
Sao Martinho SA	12,300	191,092
SLC Agricola SA	21,000	93,967
Smiles SA	12,000	186,653
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	19,200	169,985

		3,492,469
CHILE — 1.03%
Cia. Sud Americana de Vapores SAa	3,408,351	53,017

Security	Shares	Value
Engie Energia Chile SA	107,824	$183,285
Inversiones Aguas Metropolitanas SA	74,854	129,755
Inversiones La Construccion SA	6,809	72,014
Parque Arauco SA	134,155	302,426
Ripley Corp. SA	152,812	92,561
SalfaCorp SA	187,225	140,650
SONDA SA	81,137	145,379
Vina Concha y Toro SA	77,168	128,447

		1,247,534
CHINA — 23.02%
21Vianet Group Inc. ADR[a]	13,317	123,449
361 Degrees International Ltd.	234,000	72,703
500.com Ltd. ADR[a]	4,910	88,380
51job Inc. ADR[a]	4,886	162,850
Agile Property Holdings Ltd.	406,000	230,826
AGTech Holdings Ltd.[a,b]	436,000	91,621
Ajisen China Holdings Ltd.	219,000	87,241
Anhui Expressway Co. Ltd. Class H	78,000	64,156
Anton Oilfield Services Group/Hong Kong[a,b]	934,000	86,696
Anxin-China Holdings Ltd.[a]	1,084,000	32,519
APT Satellite Holdings Ltd.	92,000	67,606
Asia Cement China Holdings Corp.	461,000	108,166
AVIC International Holding HK Ltd.[a,b]	898,000	61,358
Baoxin Auto Group Ltd.[a]	35,943	21,799
Baozun Inc. ADR[a]	2,898	38,225
Beijing Capital Land Ltd. Class H	236,000	92,797
Beijing Enterprises Medical & Health Group Ltd.[a]	1,392,000	84,345
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	103,000	138,896
Best Pacific International Holdings Ltd.	32,000	25,990
Biostime International Holdings Ltd.[a,b]	50,000	127,115
Bitauto Holdings Ltd. ADR[a,b]	5,390	136,044
Boshiwa International Holding Ltd.[a]	32,000	332
Bosideng International Holdings Ltd.	896,000	83,169
BYD Electronic International Co. Ltd.[a]	155,500	131,308
C C Land Holdings Ltd.	393,000	101,838

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
C.banner International Holdings Ltd.[a]	265,000	$81,993
Capital Environment Holdings Ltd.[a]	550,000	22,335
Carnival Group International Holdings Ltd.[a,b]	1,082,000	132,517
Central China Securities Co. Ltd. Class H	252,000	115,332
CGN Meiya Power Holdings Co. Ltd.[a,c]	432,000	70,731
Chaowei Power Holdings Ltd.[b]	146,000	107,852
Cheetah Mobile Inc. ADR[a,b]	6,069	78,047
Chiho-Tiande Group Ltd.[a]	112,000	82,014
China Aerospace International Holdings Ltd.[b]	618,000	84,453
China Agri-Industries Holdings Ltd.[a]	466,000	164,610
China All Access Holdings Ltd.[b]	278,000	97,843
China Animal Healthcare Ltd.[a,b]	126,000	5,421
China Animation Characters Co. Ltd.[a,b]	98,000	50,537
China Beidahuang Industry Group Holdings Ltd.[a]	956,000	48,067
China BlueChemical Ltd. Class H	432,000	82,426
China Chengtong Development Group Ltd.[a,b]	706,000	63,712
China Datang Corp. Renewable Power Co. Ltd. Class Ha	899,000	85,765
China Dongxiang Group Co. Ltd.	995,000	200,110
China Electronics Corp. Holdings Co. Ltd.	272,000	68,029
China Fangda Group Co. Ltd. Class B	90,000	84,468
China First Capital Group Ltd.[a]	54,000	46,156
China Foods Ltd.	188,000	84,829
China Harmony New Energy Auto Holding Ltd.[b]	145,000	77,017
China High Speed Transmission Equipment Group Co. Ltd.	247,000	227,361
China Huiyuan Juice Group Ltd.[a]	136,500	51,209
China Innovationpay Group Ltd.[a]	1,096,000	57,225
China Lesso Group Holdings Ltd.	227,000	159,493
China Lilang Ltd.	169,000	100,440
China LotSynergy Holdings Ltd.[a,b]	3,020,000	97,335
China Lumena New Materials Corp.[a,b]	210,000	2,109

Security	Shares	Value
China Maple Leaf Educational Systems Ltd.[b]	146,000	$109,734
China Merchants Land Ltd.	418,000	70,594
China Metal Recycling Holdings Ltd.[a]	12,000	—
China Modern Dairy Holdings Ltd.[a,b]	583,000	91,696
China NT Pharma Group Co.Ltd.[b]	295,000	76,823
China Ocean Industry Group Ltd.[a]	2,750,000	62,043
China Oceanwide Holdings Ltd.[a,b]	932,000	97,324
China Oil & Gas Group Ltd.[a]	1,610,000	120,386
China Overseas Grand Oceans Group Ltd.[a]	415,000	131,079
China Overseas Property Holdings Ltd.	180,000	36,665
China Power New Energy Development Co. Ltd.	120,000	73,020
China Regenerative Medicine International Ltd.[a,b]	2,570,000	101,054
China Shanshui Cement Group Ltd.[a,b]	253,000	30,007
China Shengmu Organic Milk Ltd.[a,c]	143,000	31,709
China Shineway Pharmaceutical Group Ltd.	128,000	134,324
China Silver Group Ltd.	120,000	27,537
China Singyes Solar Technologies Holdings Ltd.[b]	175,000	96,787
China Suntien Green Energy Corp. Ltd. Class H	766,000	107,640
China Traditional Chinese Medicine Holdings Co. Ltd.[a]	388,000	198,083
China Travel International Investment Hong Kong Ltd.[b]	480,000	141,090
China Water Affairs Group Ltd.	230,000	143,514
China Water Industry Group Ltd.[a,b]	540,000	88,413
China Yurun Food Group Ltd.[a]	397,000	55,276
China ZhengTong Auto Services Holdings Ltd.	258,500	89,980
Chinasoft International Ltd.[a]	380,000	176,852
Chongqing Machinery & Electric Co. Ltd. Class H	920,000	102,002
CIFI Holdings Group Co. Ltd.	694,000	217,413
CIMC Enric Holdings Ltd.	158,000	65,793
CITIC Resources Holdings Ltd.[a,b]	1,090,000	122,255

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Citychamp Watch & Jewellery Group Ltd.	152,000	$34,685
Cogobuy Group[a,b,c]	77,000	124,681
Colour Life Services Group Co. Ltd.	126,000	99,250
Comba Telecom Systems Holdings Ltd.	708,086	125,062
Concord New Energy Group Ltd.	1,470,000	90,018
Coolpad Group Ltd.[a]	556,000	106,802
COSCO International Holdings Ltd.[b]	216,000	100,805
Cosmo Lady China Holdings Co. Ltd.[b,c]	298,000	112,181
Credit China Holdings Ltd.[a,b]	396,000	230,246
Crown International Corp. Ltd.[a]	160,000	40,842
CT Environmental Group Ltd.	532,000	163,919
Dah Chong Hong Holdings Ltd.[b]	239,000	104,452
Dawnrays Pharmaceutical Holdings Ltd.	160,000	111,799
Dazhong Transportation Group Co. Ltd. Class B	153,600	116,736
Digital China Holdings Ltd.	209,000	188,341
Dongyue Group Ltd.[a]	395,000	62,789
E-Commerce China Dangdang Inc. ADR[a]	14,424	94,189
eHi Car Services Ltd. ADR[a]	6,039	63,228
EverChina International Holdings Co. Ltd.[a]	1,495,000	50,111
Fantasia Holdings Group Co. Ltd.	520,500	80,523
FDG Electric Vehicles Ltd.[a,b]	2,540,000	157,179
FDG Kinetic Ltd.[a,b]	356,000	55,534
First Tractor Co. Ltd. Class H	110,000	58,427
Fu Shou Yuan International Group Ltd.[b]	229,000	141,118
Fufeng Group Ltd.[b]	276,400	120,798
Glorious Property Holdings Ltd.[a]	426,000	52,174
Golden Eagle Retail Group Ltd.[b]	124,000	154,106
Golden Meditech Holdings Ltd.	524,000	67,554
Goodbaby International Holdings Ltd.	256,000	125,083
Greatview Aseptic Packaging Co. Ltd.	293,000	148,828
Greenland Hong Kong Holdings Ltd.[a]	237,000	69,358
Greentown China Holdings Ltd.[a,b]	142,000	116,064

Security	Shares	Value
Guorui Properties Ltd.	134,000	$45,088
Haichang Ocean Park Holdings Ltd.[a,c]	465,000	97,115
Hangzhou Steam Turbine Co. Ltd. Class Ba	72,380	92,099
Harbin Electric Co. Ltd. Class H	186,000	84,646
HC International Inc.[a,b]	120,000	94,060
Hengdeli Holdings Ltd.[a]	709,600	77,759
Hi Sun Technology China Ltd.[a,b]	594,000	95,723
Hisense Kelon Electrical Holdings Co. Ltd. Class H	120,000	82,303
Hopewell Highway Infrastructure Ltd.	286,500	166,949
Hopson Development Holdings Ltd.	136,000	133,252
Hua Han Health Industry Holdings Ltd. Class H	1,112,400	77,442
Hua Hong Semiconductor Ltd.[c]	99,000	108,486
Huabao International Holdings Ltd.[a]	400,000	154,188
Huangshi Dongbei Electrical Appliance Co. Ltd. Class Ba	43,500	86,565
Huayi Tencent Entertainment Co. Ltd.	1,140,000	64,666
Hutchison China Meditech Ltd.[a,b]	3,590	86,161
iDreamsky Technology Ltd. ADR[a]	1,998	27,692
iKang Healthcare Group Inc. ADR[a]	10,408	191,924
IMAX China Holding Inc.[a,b,c]	22,000	124,511
Inner Mongolia Yitai Coal Co. Ltd. Class B	208,800	166,414
Intime Retail Group Co. Ltd.[b]	301,500	244,877
JA Solar Holdings Co. Ltd. ADR[a]	12,718	94,240
JinkoSolar Holding Co. Ltd.[a,b]	4,653	85,894
Ju Teng International Holdings Ltd.	252,000	74,722
Jumei International Holding Ltd. ADR[a]	15,188	80,193
K Wah International Holdings Ltd.	102,000	55,887
Kama Co. Ltd.[a]	57,600	72,576
Kingboard Chemical Holdings Ltd.	132,500	345,054
Kingboard Laminates Holdings Ltd.	90,000	77,855
Kingdee International Software Group Co. Ltd.[a,b]	380,000	146,479
Kong Sun Holdings Ltd.[a]	1,075,000	48,644
KongZhong Corp. ADR[a]	5,759	37,606
Konka Group Co. Ltd. Class Ba	132,800	52,731

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
KWG Property Holding Ltd.	240,000	$161,202
Lao Feng Xiang Co. Ltd. Class B	42,800	154,294
Launch Tech Co. Ltd.[a]	45,000	42,292
Lee & Man Paper Manufacturing Ltd.	288,000	232,427
Leyou Technologies Holdings Ltd.[a,b]	495,000	73,388
Li Ning Co. Ltd.[a,b]	305,000	207,220
Lifetech Scientific Corp.[a,b]	456,000	91,121
Livzon Pharmaceutical Group Inc. Class H	19,100	101,327
Logan Property Holdings Co. Ltd.	112,000	48,948
Lonking Holdings Ltd.	758,000	123,129
Luthai Textile Co. Ltd. Class B	87,800	110,475
Minth Group Ltd.	124,000	469,191
MMG Ltd.[a,b]	512,000	117,493
Momo Inc. ADR[a,b]	6,960	167,110
Nan Hai Corp. Ltd.[a]	2,800,000	69,668
National Agricultural Holdings Ltd.[a,b]	282,000	59,259
Neo Telemedia Ltd.[a]	1,180,000	55,526
NetDragon Websoft Holdings Ltd.[b]	33,500	112,937
New Silkroad Culturaltainment Ltd.[a]	260,000	50,949
New World Department Store China Ltd.	506,000	67,843
Nexteer Automotive Group Ltd.[b]	148,000	203,394
Noah Holdings Ltd. ADR[a,b]	5,431	142,835
North Mining Shares Co. Ltd.[a,b]	2,930,000	66,481
NQ Mobile Inc. ADR[a,b]	18,732	77,363
Optics Valley Union Holding Co. Ltd.[a]	300,000	32,101
PAX Global Technology Ltd.[b]	164,000	126,857
Peace Map Holding Ltd.[a,b]	1,440,000	27,104
Peak Sport Products Co. Ltd.	287,000	89,170
Phoenix Healthcare Group Co. Ltd.	123,500	215,897
Phoenix Satellite Television Holdings Ltd.	672,000	147,278
Poly Property Group Co. Ltd.[a,b]	442,000	126,501
Pou Sheng International Holdings Ltd.[a,b]	476,000	163,233
Qingdao Port International Co. Ltd.[c]	100,000	57,241
Renhe Commercial Holdings Co. Ltd.[a,b]	3,162,000	87,644

Security	Shares	Value
Seaspan Corp.	9,513	$137,939
Shandong Airlines Co. Ltd. Class B	28,200	65,294
Shandong Chenming Paper Holdings Ltd. Class B	63,100	54,422
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	40,000	60,231
Shandong Zhonglu Oceanic Fisheries Co. Ltd.[a]	71,300	61,770
Shang Gong Group Co. Ltd. Class Ba	80,100	87,870
Shanghai Baosight Software Co. Ltd. Class B	49,000	93,100
Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	336,000	27,290
Shanghai Haixin Group Co. Class B	95,700	80,292
Shanghai Huili Building Materials Co. Ltd.[a]	12,500	25,000
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	268,000	86,376
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	40,800	69,768
Shanghai Jinjiang International Travel Co. Ltd. Class B	20,300	79,028
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	52,900	70,410
Shanghai Potevio Co. Ltd. Class Ba	34,800	59,056
Shanghai Shibei Hi-Tech Co. Ltd. Class B	65,400	79,984
Shanghai Zhongyida Co. Ltd.[a]	49,900	28,892
Shenguan Holdings Group Ltd.	1,056,000	76,238
Shenzhen Expressway Co. Ltd. Class H	162,000	171,257
Shenzhen International Holdings Ltd.[b]	197,000	316,450
Shenzhen Investment Ltd.	592,000	283,913
Shougang Concord International Enterprises Co. Ltd.[a,b]	2,596,000	76,641
Shougang Fushan Resources Group Ltd.	730,000	135,521
Sihuan Pharmaceutical Holdings Group Ltd.[b]	901,000	203,275
Sina Corp.[a]	10,180	778,770

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Sino Oil And Gas Holdings Ltd.[a]	3,045,000	$82,045
Sinolink Worldwide Holdings Ltd.[a]	604,000	68,524
Sinopec Kantons Holdings Ltd.	234,000	113,127
Sinosoft Technology Group Ltd.[b]	134,000	72,038
Sinotrans Shipping Ltd.[a,b]	577,500	82,641
Skyway Securities Group Ltd.[a,b]	1,240,000	35,009
Skyworth Digital Holdings Ltd.	384,000	284,655
SMI Holdings Group Ltd.[b]	1,136,000	101,053
Sohu.com Inc.[a]	5,893	250,688
SSY Group Ltd.	467,970	161,686
Sunny Optical Technology Group Co. Ltd.[b]	141,000	753,466
Superb Summit International Group Ltd.[a]	238,250	2,393
Tarena International Inc. ADR	9,709	127,188
TCL Communication Technology Holdings Ltd.	141,000	131,243
TCL Multimedia Technology Holdings Ltd.[a]	74,000	36,729
Tech Pro Technology Development Ltd.[a,b]	1,768,400	51,524
Technovator International Ltd.[b]	220,000	88,774
Texhong Textile Group Ltd.[b]	64,500	95,793
Tian Ge Interactive Holdings Ltd.[b,c]	91,000	57,837
Tianjin Development Holdings Ltd.	206,000	97,732
Tianjin Port Development Holdings Ltd.	592,000	91,585
Tianjin TEDA Biomedical Engineering Co. Ltd.[a]	180,000	36,201
Tianneng Power International Ltd.	148,000	120,968
Tibet Water Resources Ltd.[b]	437,000	159,437
Tong Ren Tang Technologies Co. Ltd. Class H	128,000	226,734
Tongda Group Holdings Ltd.[b]	670,000	139,930
Towngas China Co. Ltd.[b]	234,000	134,848
Tuniu Corp. ADR[a]	4,695	43,006
United Photovoltaics Group Ltd.[a]	1,010,000	76,823
V1 Group Ltd.	1,824,000	87,006
Vinda International Holdings Ltd.	63,000	119,068
Viva China Holdings Ltd.[a,b]	728,000	71,329
Wasion Group Holdings Ltd.[b]	124,000	70,179
Weiqiao Textile Co. Class H	52,000	36,402
West China Cement Ltd.[a]	742,000	74,614
Wisdom Sports Group[a,b]	200,000	67,812

Security	Shares	Value
Xiamen International Port Co. Ltd. Class H	412,000	$82,328
Xingda International Holdings Ltd.[b]	401,000	130,276
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	662,000	71,690
Xinyi Solar Holdings Ltd.[b]	540,000	222,078
Xinyuan Real Estate Co. Ltd. ADR	4,992	30,501
XTEP International Holdings Ltd.[b]	191,000	98,741
Yanchang Petroleum International Ltd.[a,b]	1,970,000	52,572
Yingde Gases Group Co. Ltd.	270,000	118,000
Yip’s Chemical Holdings Ltd.[b]	272,000	106,601
Yuexiu REIT	477,000	313,009
Yuexiu Transport Infrastructure Ltd.[b]	190,000	131,782
Yuxing InfoTech Investment Holdings Ltd.[a,b]	174,000	56,080
Zhaojin Mining Industry Co. Ltd. Class Hb	195,500	200,119
Zhonglu Co. Ltd. Class B	24,700	54,068
Zhongsheng Group Holdings Ltd.[b]	166,500	152,832

		27,887,090
COLOMBIA — 0.29%
Almacenes Exito SA	29,701	146,806
Cemex Latam Holdings SAa	46,643	210,334

		357,140
CZECH REPUBLIC — 0.12%
Philip Morris CR AS	266	139,758

		139,758
EGYPT — 0.43%
Egyptian Financial Group-Hermes Holding Co.[a]	96,854	136,447
Medinet Nasr Housing[a]	76,646	124,982
Orascom Telecom Media And Technology Holding SAE GDR[a]	135,576	54,027
Palm Hills Developments SAE	332,946	92,235
South Valley Cement[a]	224,687	110,067

		517,758
GREECE — 0.54%
Aegean Airlines SA	7,239	56,437
Grivalia Properties REIC AE	9,734	75,780
Hellenic Exchanges-Athens Stock Exchange SA	21,773	105,486
Intralot SA-Integrated Lottery Systems & Services[a]	52,331	51,465

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Metka Industrial-Construction SA	5,999	$50,578
Motor Oil Hellas Corinth Refineries SA	11,461	128,796
Mytilineos Holdings SA	24,375	105,876
Public Power Corp. SAa	27,255	80,441

		654,859
HUNGARY — 0.11%
Magyar Telekom Telecommunications PLC	86,382	134,543

		134,543
INDIA — 11.91%
Adani Enterprises Ltd.	57,572	62,584
Aditya Birla Fashion and Retail Ltd.[a]	43,282	100,627
Aditya Birla Nuvo Ltd.	8,980	184,400
AIA Engineering Ltd.	11,487	219,817
Ajanta Pharma Ltd.	6,361	180,591
Alembic Pharmaceuticals Ltd.	14,695	137,921
Alstom T&D India Ltd.	22,171	105,790
Amara Raja Batteries Ltd.	12,499	178,489
Andhra Bank	100,327	90,410
Apollo Tyres Ltd.	57,468	157,078
Arvind Ltd.	33,961	157,863
Balkrishna Industries Ltd.	15,429	202,199
Bayer CropScience Ltd./India	3,679	221,092
Berger Paints India Ltd.	72,667	282,497
Bharat Financial Inclusion Ltd.[a]	22,121	270,691
Biocon Ltd.	15,326	209,786
Blue Dart Express Ltd.	1,491	121,196
Ceat Ltd.	5,759	76,810
CESC Ltd.	19,831	197,392
Cox & Kings Ltd.	35,303	98,682
Credit Analysis & Research Ltd.	2,515	46,911
CRISIL Ltd.	6,146	201,656
Crompton Greaves Consumer Electricals Ltd.[a]	78,479	193,063
Crompton Greaves Ltd.[a]	126,644	157,525
Cyient Ltd.	21,676	161,316
Dalmia Bharat Ltd.	1,934	48,079
DCB Bank Ltd.[a]	20,677	37,220
Dewan Housing Finance Corp. Ltd.	49,080	212,971
Dish TV India Ltd.[a]	107,810	158,809
eClerx Services Ltd.	5,508	132,428
Edelweiss Financial Services Ltd.	26,297	45,471
EID Parry India Ltd.	29,129	110,218

Security	Shares	Value
Exide Industries Ltd.	58,687	$162,382
Federal Bank Ltd.	290,397	298,115
Finolex Cables Ltd.	6,358	42,167
Gateway Distriparks Ltd.	23,951	100,389
Gayatri Projects Ltd.	8,737	89,040
Gillette India Ltd.	2,246	149,892
GMR Infrastructure Ltd.[a]	211,989	43,050
Great Eastern Shipping Co. Ltd. (The)	24,617	135,583
Gujarat Fluorochemicals Ltd.	14,195	125,523
Gujarat Gas Ltd.	9,467	90,168
Gujarat Mineral Development Corp. Ltd.	77,145	111,565
Gujarat Pipavav Port Ltd.	40,618	107,898
Gujarat State Petronet Ltd.	52,371	118,709
Hexaware Technologies Ltd.	29,060	88,109
Housing Development & Infrastructure Ltd.[a]	64,290	88,942
IIFL Holdings Ltd.	56,649	235,875
India Cements Ltd. (The)	15,181	33,957
Indian Hotels Co. Ltd.	102,402	198,932
Indraprastha Gas Ltd.	15,611	186,752
Info Edge India Ltd.	16,811	206,717
Ipca Laboratories Ltd.	15,895	128,451
IRB Infrastructure Developers Ltd.	44,666	151,165
Jain Irrigation Systems Ltd.	37,563	47,227
Jaiprakash Associates Ltd.[a]	597,573	103,953
Jammu & Kashmir Bank Ltd. (The)	79,744	83,769
Jindal Steel & Power Ltd.[a]	84,169	107,395
Jubilant Foodworks Ltd.	9,067	158,994
Jubilant Life Sciences Ltd.	15,917	127,809
Just Dial Ltd.	8,947	66,298
Kajaria Ceramics Ltd.	13,063	246,045
Kansai Nerolac Paints Ltd.	38,619	214,576
KPIT Technologies Ltd.	43,961	83,530
KRBL Ltd.	9,757	39,468
L&T Finance Holdings Ltd.	23,032	33,343
Manappuram Finance Ltd.	118,630	151,100
Marksans Pharma Ltd.	82,034	49,977
Max Financial Services Ltd.	24,104	208,683
Max India Ltd.[a]	36,151	83,454
MindTree Ltd.	20,890	175,477
Mphasis Ltd.	18,584	157,452
MRF Ltd.	318	177,741
Muthoot Finance Ltd.	9,461	53,083

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Natco Pharma Ltd.	13,616	$140,064
NCC Ltd./India	85,163	107,964
Page Industries Ltd.	1,261	279,699
PC Jeweller Ltd.	16,338	107,513
Persistent Systems Ltd.	11,713	108,866
PI Industries Ltd.	14,498	174,693
PTC India Ltd.	126,115	158,562
Rajesh Exports Ltd.	19,103	125,352
Redington India Ltd.	74,308	118,058
Reliance Capital Ltd.	25,815	204,993
Reliance Communications Ltd.[a]	198,356	159,792
Reliance Infrastructure Ltd.	20,767	185,018
Rural Electrification Corp. Ltd.	29,532	105,106
Sadbhav Engineering Ltd.	24,865	110,587
Strides Shasun Ltd.	9,882	140,365
Sun Pharma Advanced Research Co. Ltd.[a]	22,547	127,986
Sun TV Network Ltd.	22,029	155,390
Sundaram Finance Ltd.	8,775	190,614
Supreme Industries Ltd.	14,928	213,310
Suzlon Energy Ltd.[a]	498,102	117,515
Symphony Ltd.	1,292	44,541
Syndicate Bank[a]	57,806	66,550
Tata Global Beverages Ltd.	107,179	224,456
Thermax Ltd.	10,390	129,832
Torrent Power Ltd.	19,048	53,600
Tube Investments of India Ltd.	22,649	189,153
TVS Motor Co. Ltd.	29,094	141,647
Vakrangee Ltd.	27,383	80,019
Voltas Ltd.	28,483	165,998
WABCO India Ltd.	1,604	149,387
Welspun India Ltd.	69,705	50,689
Wockhardt Ltd.[a]	6,702	81,826

		14,433,482
INDONESIA — 2.44%
Ace Hardware Indonesia Tbk PT	1,833,100	138,191
Agung Podomoro Land Tbk PTa	2,829,200	61,852
Alam Sutera Realty Tbk PTa	2,791,900	103,552
Aneka Tambang Persero Tbk PTa	1,659,200	90,058
Arwana Citramulia Tbk PT	1,464,800	61,286
Bank Bukopin Tbk	2,072,600	111,716
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,029,100	124,904
Bank Tabungan Negara Persero Tbk PT	1,102,623	167,077

Security	Shares	Value
Ciputra Development Tbk PT	2,227,463	$259,437
Hanson International Tbk PTa	16,423,500	194,383
Japfa Comfeed Indonesia Tbk PT	1,080,200	138,028
Kawasan Industri Jababeka Tbk PT	6,082,194	145,807
Link Net Tbk PT	303,900	101,720
Mitra Adiperkasa Tbk PTa	234,000	81,146
Multipolar Tbk PTa	2,066,013	66,349
Pakuwon Jati Tbk PT	5,382,700	241,440
Pembangunan Perumahan Persero Tbk PT	751,400	246,407
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	727,300	87,726
Ramayana Lestari Sentosa Tbk PT	1,250,500	116,896
Sugih Energy Tbk PTa	5,450,300	46,840
Surya Semesta Internusa Tbk PT	1,343,750	62,300
Tambang Batubara Bukit Asam Persero Tbk PT	83,100	62,176
Tiga Pilar Sejahtera Food Tbk[a]	214,400	34,750
Timah Persero Tbk PT	1,075,296	64,850
Wijaya Karya Persero Tbk PT	578,900	141,397

		2,950,288
MALAYSIA — 3.35%
Bumi Armada Bhd[a]	536,400	98,537
Bursa Malaysia Bhd	112,500	241,339
Cahya Mata Sarawak Bhd[b]	164,300	154,354
Carlsberg Brewery Malaysia Bhd	48,900	177,248
DRB-Hicom Bhd[b]	249,600	80,625
Eastern & Oriental Bhd[a]	320,281	131,887
IGB REIT	615,000	257,798
Karex Bhd	73,800	44,038
KNM Group Bhd[a,b]	670,800	68,643
Kossan Rubber Industries	80,600	130,574
KPJ Healthcare Bhd	218,850	231,505
Magnum Bhd	284,400	163,396
Mah Sing Group Bhd	358,657	140,615
Malaysia Building Society Bhd	284,300	60,288
Malaysian Pacific Industries Bhd	48,600	92,514
Malaysian Resources Corp. Bhd	255,800	78,844
Media Prima Bhd	318,900	110,874
My EG Services Bhd	371,400	200,559
OSK Holdings Bhd	314,987	121,164
POS Malaysia Bhd	120,700	98,215
Press Metal Bhd	47,400	48,855
QL Resources Bhd	199,800	218,250

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Sunway Bhd[b]	198,600	$149,360
Sunway Construction Group Bhd	296,620	119,950
Sunway REIT[b]	449,400	190,598
Supermax Corp. Bhd	128,400	64,271
TIME dotCom Bhd	91,400	181,876
Top Glove Corp. Bhd	162,300	170,084
Unisem M Bhd	65,600	42,865
VS Industry Bhd	231,300	82,129
WCT Holdings Bhd	270,947	105,559

		4,056,814
MEXICO — 3.07%
Alsea SAB de CV	103,159	369,910
Axtel SAB de CV CPO[a,b]	182,700	48,994
Banregio Grupo Financiero SAB de CVb	48,200	273,816
Bolsa Mexicana de Valores SAB de CV	88,600	162,139
Concentradora Fibra Hotelera Mexicana SA de CVb	137,500	102,312
Consorcio ARA SAB de CV	275,000	100,126
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa	142,100	251,836
Corp Inmobiliaria Vesta SAB de CVb	116,300	166,048
Genomma Lab Internacional SAB de CV Series Ba,b	149,600	167,290
Grupo Aeromexico SAB de CVa,b	85,400	171,038
Grupo Aeroportuario del Centro Norte SAB de CV	39,400	241,239
Grupo Financiero Interacciones SA de CV Series O	17,300	88,807
Grupo Herdez SAB de CVb	61,400	131,627
Industrias Bachoco SAB de CV Series B	36,900	162,883
Industrias CH SAB de CV Series Ba,b	32,900	148,975
La Comer SAB de CVa,b	88,300	80,116
Macquarie Mexico Real Estate Management SA de CV	148,700	192,606
Minera Frisco SAB de CV Series A1[a]	119,200	91,917
PLA Administradora Industrial S. de RL de CVb	119,200	199,312
Prologis Property Mexico SA de CV	83,100	138,641

Security	Shares	Value
Qualitas Controladora SAB de CV	30,100	$44,762
Telesites SAB de CVa	296,800	173,971
TV Azteca SAB de CV CPO[b]	452,100	82,663
Unifin Financiera SAB de CV SOFOM ENR[b]	43,800	127,787
Urbi Desarrollos Urbanos SAB de CVa,b	124,600	—

		3,718,815
PHILIPPINES — 1.17%
Belle Corp.	1,389,933	91,877
Bloomberry Resorts Corp.[a]	507,500	60,776
Cebu Air Inc.	69,260	176,142
Cosco Capital Inc.	621,300	115,606
DoubleDragon Properties Corp.	159,750	205,537
Filinvest Land Inc.	4,431,000	182,584
First Gen Corp.	299,200	163,422
First Philippine Holdings Corp.	68,110	106,707
Manila Water Co. Inc.	287,200	172,585
Vista Land & Lifescapes Inc.	1,147,700	146,557

		1,421,793
POLAND — 0.95%
Asseco Poland SA	13,906	202,687
Budimex SA	2,763	139,162
CD Projekt SAa	14,288	155,251
Ciech SA	2,921	50,402
Globe Trade Centre SAa	54,783	100,844
Jastrzebska Spolka Weglowa SAa	6,472	64,135
KRUK SA	3,603	207,262
Netia SA	45,642	54,728
PKP Cargo SAa	7,755	88,230
Warsaw Stock Exchange	9,350	84,025

		1,146,726
QATAR — 0.55%
Gulf International Services QSC	8,804	86,315
Qatar National Cement Co. QSC	6,638	160,055
Qatari Investors Group QSC	7,420	108,813
Salam International Investment Ltd. QSC	43,008	141,142
United Development Co. QSC	29,404	164,973

		661,298
RUSSIA — 0.74%
Acron JSC	2,291	128,500
Aeroflot PJSC[a]	109,556	165,803
DIXY Group OJSC[a]	19,370	106,718

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Inter RAO UES PJSC	5,287,000	$227,970
LSR Group PJSC GDR[d]	49,252	144,801
M Video OJSC	22,680	120,164

		893,956
SOUTH AFRICA — 4.74%
Adcock Ingram Holdings Ltd.	16,959	53,537
Advtech Ltd.	41,174	45,695
Aeci Ltd.	25,959	181,732
African Rainbow Minerals Ltd.	22,358	132,682
Alexander Forbes Group Holdings Ltd.	222,961	102,736
Ascendis Health Ltd.	20,821	35,305
Assore Ltd.	6,474	73,086
Astral Foods Ltd.	9,028	80,008
Attacq Ltd.[a]	101,180	123,775
AVI Ltd.	60,411	365,402
Barloworld Ltd.	35,925	203,135
Blue Label Telecoms Ltd.	82,170	106,383
Cashbuild Ltd.	4,739	125,688
City Lodge Hotels Ltd.	11,289	124,290
Clicks Group Ltd.	43,599	358,827
Clover Industries Ltd.	91,566	118,548
Curro Holdings Ltd.[a]	11,201	31,751
DataTec Ltd.	39,180	133,137
Emira Property Fund Ltd.	128,078	123,167
EOH Holdings Ltd.	19,651	191,981
Famous Brands Ltd.	13,432	138,755
Grindrod Ltd.	100,102	77,896
Harmony Gold Mining Co. Ltd.[a]	76,117	271,275
Hosken Consolidated Investments Ltd.	13,526	121,663
JSE Ltd.	17,243	182,811
KAP Industrial Holdings Ltd.	319,644	162,927
Lewis Group Ltd.[b]	21,073	59,435
Mpact Ltd.	45,137	99,666
Murray & Roberts Holdings Ltd.	110,073	95,529
Nampak Ltd.	116,815	150,443
Northam Platinum Ltd.[a]	62,176	204,941
Omnia Holdings Ltd.	11,956	140,336
PPC Ltd.	174,569	70,472
Raubex Group Ltd.	17,381	26,401
Reunert Ltd.	30,149	124,660
SA Corporate Real Estate Fund Nominees Pty Ltd.	437,786	155,309
Sun International Ltd./South Africa	21,835	139,506

Security	Shares	Value
Super Group Ltd./South Africa[a]	70,658	$194,531
Tongaat Hulett Ltd.	20,120	168,900
Trencor Ltd.	33,394	79,819
Vukile Property Fund Ltd.	117,618	136,290
Wilson Bayly Holmes-Ovcon Ltd.	11,974	121,049
Zeder Investments Ltd.	248,256	115,235

		5,748,714
SOUTH KOREA — 18.75%
Able C&C Co. Ltd.	3,390	73,121
Advanced Process Systems Corp.[a,b]	5,149	89,819
AeroSpace Technology of Korea Inc.[a,b]	3,899	66,615
Agabang & Co.[a,b]	8,355	57,024
Ahnlab Inc.[b]	1,545	85,495
ALUKO Co. Ltd.	10,278	46,044
Amicogen Inc.[b]	1,557	83,087
Asiana Airlines Inc.[a]	24,956	120,192
ATGen Co. Ltd.[a,b]	1,965	81,420
Binex Co. Ltd.[a,b]	5,949	112,044
Binggrae Co. Ltd.	1,912	94,657
Bukwang Pharmaceutical Co. Ltd.	4,269	106,438
Caregen Co. Ltd.	859	92,217
Cell Biotech Co. Ltd.	1,632	75,672
Celltrion Pharm Inc.[a]	1,931	40,698
Chabiotech Co. Ltd.[a]	9,638	136,574
Chong Kun Dang Pharmaceutical Corp.	1,143	102,306
CJ CGV Co. Ltd.	2,734	202,291
CJ Freshway Corp.	1,925	66,210
CJ O Shopping Co. Ltd.	734	104,274
CMG Pharmaceutical Co. Ltd.[a]	14,029	49,007
Com2uSCorp.[a,b]	1,793	165,953
Cosmax Inc.	1,398	183,683
COSON Co. Ltd.[a,b]	4,829	68,429
Crown Confectionery Co. Ltd.	1,676	43,892
CrucialTec Co. Ltd.[a,b]	6,806	60,125
CrystalGenomics Inc.[a]	2,436	56,367
Dae Hwa Pharmaceutical Co. Ltd.	2,469	88,685
Daesang Corp.	4,327	124,377
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a]	21,862	87,840
Daewoong Pharmaceutical Co. Ltd.	996	67,710
Daishin Securities Co. Ltd.	10,828	99,540

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Daou Technology Inc.	5,869	$110,800
Dawonsys Co. Ltd.[b]	3,209	75,116
DIO Corp.[a]	2,670	117,935
Dong-A Socio Holdings Co. Ltd.	798	133,119
Dong-A ST Co. Ltd.	947	88,330
Dongbu HiTek Co. Ltd.[a]	7,112	108,753
Dongkuk Steel Mill Co. Ltd.[a]	6,054	46,043
Dongwon Development Co. Ltd.	28,629	121,449
Dongwon F&B Co. Ltd.	283	49,620
Doosan Engine Co. Ltd.[a]	18,715	74,944
Doosan Infracore Co. Ltd.[a,b]	26,140	191,537
DoubleUGames Co. Ltd.[a]	1,412	47,805
DuzonBIzon Co. Ltd.	5,115	93,584
Easy Bio Inc.	6,413	36,522
Emerson Pacific Inc.[a,b]	1,603	53,266
EO Technics Co. Ltd.[b]	1,732	135,609
Fila Korea Ltd.	2,362	212,898
Finetex EnE Inc.[a,b]	10,075	54,125
Foosung Co. Ltd.[a]	6,031	37,917
G-SMATT GLOBAL Co. Ltd.[a,b]	3,110	78,099
G-treeBNT Co. Ltd.[a,b]	4,251	70,532
Gamevil Inc.[a]	1,086	62,725
GemVax & Kael Co. Ltd.[a,b]	5,209	79,186
Genexine Co. Ltd.[a,b]	2,129	88,311
Grand Korea Leisure Co. Ltd.	7,796	182,489
Green Cross Cell Corp.[a]	1,642	44,548
Green Cross Corp./South Korea	1,208	189,596
Green Cross Holdings Corp.	4,865	131,769
GS Home Shopping Inc.	782	110,251
Halla Holdings Corp.	1,737	118,396
Hana Tour Service Inc.[b]	1,861	120,172
Hanall Biopharma Co. Ltd.[a,b]	5,838	104,979
Handsome Co. Ltd.	3,950	135,150
Hanjin Heavy Industries & Construction Co. Ltd.[a]	16,223	62,128
Hanjin Kal Corp.[b]	7,651	130,376
Hanjin Shipping Co. Ltd.[a,b]	30,712	34,155
Hanjin Transportation Co. Ltd.	2,177	72,729
Hankook Tire Worldwide Co. Ltd.	5,249	100,743
Hansae Co. Ltd.	3,953	85,796
Hansol Chemical Co. Ltd.	2,130	170,591
Hansol Holdings Co. Ltd.[a]	19,242	115,452
Hansol Technics Co. Ltd.[a,b]	3,811	58,105
Hanwha Investment & Securities Co. Ltd.[a,b]	29,837	63,287

Security	Shares	Value
Hanwha Techwin Co. Ltd.	6,944	$383,633
Hite Jinro Co. Ltd.	6,012	118,083
HLB Inc.[a,b]	5,859	94,847
HS Industries Co. Ltd.	4,767	41,385
Huchems Fine Chemical Corp.	6,799	119,821
Hugel Inc.[a]	566	212,339
Humedix Co. Ltd.[b]	2,101	71,604
Huons Co. Ltd.[a]	1,093	59,796
Huons Global Co. Ltd.[b]	2,383	99,808
Hwa Shin Co. Ltd.	14,334	110,944
Hyundai C&F Inc.	3,044	51,598
Hyundai Corp.[b]	2,549	46,522
Hyundai Elevator Co. Ltd.[a]	2,825	177,354
Hyundai Greenfood Co. Ltd.	9,432	140,846
Hyundai Home Shopping Network Corp.	1,505	166,022
Hyundai Livart Furniture Co. Ltd.[b]	3,202	67,055
Hyundai Mipo Dockyard Co. Ltd.[a]	2,395	163,676
Hyundai Rotem Co. Ltd.[a]	2,075	44,571
Hyundai Securities Co. Ltd.	27,317	179,092
Iljin Holdings Co. Ltd.	5,009	31,402
Iljin Materials Co. Ltd.[a]	1,904	30,737
Ilyang Pharmaceutical Co. Ltd.[a]	2,785	116,271
InBody Co. Ltd.	2,820	85,991
Innocean Worldwide Inc.	2,048	127,656
Interojo Co. Ltd.	1,082	38,379
Interpark Holdings Corp.[b]	14,088	65,576
iNtRON Biotechnology Inc.[a,b]	2,340	96,013
IS Dongseo Co. Ltd.	2,562	112,820
ISC Co. Ltd.	1,232	24,971
Jeil Pharmaceutical Co.	1,544	131,967
Jenax Inc.[a,b]	3,367	67,038
Jusung Engineering Co. Ltd.[a]	4,262	37,154
JW Holdings Corp.	6,568	76,578
JW Pharmaceutical Corp.	2,318	149,890
JW Shinyak Corp.	6,505	65,342
KB Insurance Co. Ltd.	9,606	232,181
KC Tech Co. Ltd.	5,798	83,200
KEPCO Engineering & Construction Co. Inc.	3,263	94,964
KH Vatec Co. Ltd.[b]	5,486	69,375
KIWOOM Securities Co. Ltd.	2,492	163,824
Koh Young Technology Inc.[b]	3,457	135,180
Kolmar BNH Co. Ltd.	1,805	48,160
Kolon Corp.	1,473	73,188

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Kolon Industries Inc.	3,334	$245,191
Kolon Life Science Inc.	933	120,077
Komipharm International Co. Ltd.[a,b]	6,515	198,664
KONA I Co. Ltd.[b]	4,358	57,651
Korea Electric Terminal Co. Ltd.	1,378	94,668
Korea Kolmar Co. Ltd.	2,922	236,119
Korea Kolmar Holdings Co. Ltd.[b]	2,299	81,238
Korea PetroChemical Ind. Co. Ltd.	656	115,021
Korea REIT Co. Ltd.	44,390	116,051
Korean Reinsurance Co.	23,300	249,717
KT Skylife Co. Ltd.	7,336	105,928
Kumho Tire Co. Inc.[a,b]	24,483	218,261
Kyung Dong Navien Co. Ltd.	492	24,357
Leaders Cosmetics Co. Ltd.[a,b]	2,578	54,450
LEENO Industrial Inc.	1,560	57,713
LF Corp.	6,489	126,870
LG Hausys Ltd.	1,315	128,552
LG International Corp.	5,929	176,806
LG Life Sciences Ltd.[a]	2,543	147,106
Lock&Lock Co. Ltd.[b]	6,942	77,203
Loen Entertainment Inc.[a]	1,571	105,109
LOTTE Fine Chemical Co. Ltd.	4,722	149,071
Lotte Food Co. Ltd.	174	105,180
LOTTE Himart Co. Ltd.	2,503	98,773
LS Corp.	3,566	201,167
LS Industrial Systems Co. Ltd.	3,554	136,104
Lumens Co. Ltd.[a]	34,707	134,781
Lutronic Corp.[b]	2,127	73,157
Macrogen Inc.[a]	3,325	101,241
Mando Corp.	1,290	302,543
Medipost Co. Ltd.[a,b]	1,540	102,068
Medy-Tox Inc.	793	314,711
Meritz Financial Group Inc.	13,743	144,825
Meritz Fire & Marine Insurance Co. Ltd.	16,870	235,272
Meritz Securities Co. Ltd.	56,407	170,992
Muhak Co. Ltd.	3,632	75,409
Namhae Chemical Corp.	10,402	78,645
Namyang Dairy Products Co. Ltd.	175	110,493
Naturalendo Tech Co. Ltd.[a]	2,037	31,331
Nexen Tire Corp.	8,817	110,311
NHN Entertainment Corp.[a]	2,423	127,343
NHN KCP Corp.	3,337	56,564
NICE Holdings Co. Ltd.	5,001	86,340
NICE Information Service Co. Ltd.	10,589	73,031

Security	Shares	Value
NongShim Co. Ltd.	681	$183,229
NS Shopping Co. Ltd.[a]	301	41,978
NUTRIBIOTECH Co. Ltd.[a,b]	1,501	79,290
Osstem Implant Co. Ltd.[a]	2,946	150,338
Partron Co. Ltd.	9,893	94,050
Peptron Inc.[a]	908	36,646
Poongsan Corp.	5,051	142,017
POSCO Chemtech Co. Ltd.	10,206	99,772
POSCO ICT Co. Ltd.[a,b]	21,465	115,699
S&T Dynamics Co. Ltd.	6,687	54,635
S&T Motiv Co. Ltd.	3,167	147,983
Samlip General Foods Co. Ltd.[b]	476	78,764
Samsung Engineering Co. Ltd.[a,b]	27,192	274,359
Samsung Pharmaceutical Co. Ltd.[a,b]	7,350	36,915
Samyang Corp.	535	48,702
Samyang Holdings Corp.	673	72,430
Schnell Biopharmaceuticals Inc.[a,b]	14,862	62,647
Seah Besteel Corp.	3,550	76,731
Seegene Inc.[a,b]	4,431	136,705
Sejong Telecom Inc.[a]	27,538	22,845
Seoul Auction Co. Ltd.[b]	4,010	50,350
Seoul Semiconductor Co. Ltd.	8,496	113,534
SFA Engineering Corp.	2,651	126,725
SK Chemicals Co. Ltd.	3,374	199,717
SK Materials Co. Ltd.	1,183	154,798
SK Securities Co. Ltd.[a,b]	83,025	84,887
SKC Co. Ltd.	4,930	121,371
SM Entertainment Co.[a,b]	5,097	124,796
Soulbrain Co. Ltd.	2,378	132,016
Ssangyong Cement Industrial Co. Ltd.[a]	6,881	108,615
Sung Kwang Bend Co. Ltd.[b]	9,539	78,109
Sungwoo Hitech Co. Ltd.	11,001	76,662
Taekwang Industrial Co. Ltd.	111	82,827
Taewoong Co. Ltd.[a,b]	7,286	178,393
TK Corp.	12,043	88,567
Tongyang Inc.	51,173	139,062
Tongyang Life Insurance Co. Ltd.	11,776	127,265
Toptec Co. Ltd.[b]	5,632	92,183
Vieworks Co. Ltd.	2,440	131,300
ViroMed Co. Ltd.[a,b]	2,192	232,372
Webzen Inc.[a,b]	4,202	63,878
WeMade Entertainment Co. Ltd.[a,b]	3,461	62,236
Wonik Holdings Co. Ltd.[a]	4,595	27,570

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
WONIK IPS Co. Ltd.[a]	8,918	$186,358
Woongjin Thinkbig Co. Ltd.[a]	9,742	93,051
YESCO Co. Ltd.	3,727	131,866
Youngone Corp.	4,584	137,520
Yuanta Securities Korea Co. Ltd.[a]	25,048	74,807
Yungjin Pharmaceutical Co. Ltd.[a,b]	15,560	150,018

		22,720,288
TAIWAN — 16.80%
A-DATA Technology Co. Ltd.	26,000	34,784
Accton Technology Corp.	106,000	166,698
Advanced Wireless Semiconductor Co.	46,000	75,820
Airtac International Group	22,850	170,670
Altek Corp.	90,793	65,383
Ambassador Hotel (The)	184,000	148,160
AmTRAN Technology Co. Ltd.	196,312	146,628
Asia Optical Co. Inc.[a]	102,000	103,188
Asia Polymer Corp.	185,252	103,922
ASPEED Technology Inc.	6,000	72,328
Basso Industry Corp.	11,000	39,000
BES Engineering Corp.	558,000	95,138
Bizlink Holding Inc.	20,982	122,994
Career Technology MFG. Co. Ltd.	138,000	83,503
Cathay Real Estate Development Co. Ltd.[a]	227,000	99,083
Chaun-Choung Technology Corp.	7,000	40,812
Cheng Loong Corp.	451,000	162,744
Cheng Uei Precision Industry Co. Ltd.	70,000	84,934
Chin-Poon Industrial Co. Ltd.	67,000	159,632
China Bills Finance Corp.	257,000	102,053
China Man-Made Fiber Corp.[a]	354,000	84,678
China Petrochemical Development Corp.[a]	388,000	90,365
China Steel Chemical Corp.	22,000	70,721
China Synthetic Rubber Corp.	114,460	90,903
Chipbond Technology Corp.	112,000	145,072
Chlitina Holding Ltd.	6,000	30,633
Chong Hong Construction Co. Ltd.	42,424	69,926
Chroma ATE Inc.	65,000	167,977
Compeq Manufacturing Co. Ltd.	244,000	122,267
Coretronic Corp.	90,400	101,852
CSBC Corp. Taiwan	203,420	96,163
CTCI Corp.	124,000	175,856
Cyberlink Corp.	59,125	129,130

Security	Shares	Value
D-Link Corp.	407,246	$146,955
Dynapack International Technology Corp.	85,000	112,644
E Ink Holdings Inc.	87,000	65,667
Egis Technology Inc.[a]	9,000	66,797
Elan Microelectronics Corp.	99,000	128,077
Elite Advanced Laser Corp.	25,200	94,906
Elite Material Co. Ltd.	57,000	155,566
Ennoconn Corp.	9,000	149,761
Epistar Corp.[a]	193,000	139,897
Eternal Materials Co. Ltd.	190,555	206,586
Everlight Electronics Co. Ltd.	74,000	118,240
Far Eastern Department Stores Ltd.	180,000	94,735
Far Eastern International Bank	461,901	138,583
Faraday Technology Corp.	72,000	71,704
Feng Hsin Steel Co. Ltd.	114,000	145,866
Firich Enterprises Co. Ltd.	44,493	106,709
FLEXium Interconnect Inc.	55,667	154,911
Formosan Rubber Group Inc.	227,000	109,098
General Interface Solution Holding Ltd.	21,000	53,475
Gigabyte Technology Co. Ltd.	117,000	161,135
Gigastorage Corp.[a]	111,400	76,887
Ginko International Co. Ltd.	9,000	88,212
Gintech Energy Corp.[a]	93,584	64,296
Global Unichip Corp.	46,000	107,423
Gloria Material Technology Corp.	234,850	128,044
Goldsun Building Materials Co. Ltd.	390,000	96,116
Gourmet Master Co. Ltd.	14,700	140,373
Grand Pacific Petrochemical	212,000	107,234
Grape King Bio Ltd.	20,000	150,013
Great Wall Enterprise Co. Ltd.	162,128	137,702
Greatek Electronics Inc.	98,000	119,371
Green Energy Technology Inc.[a]	80,125	47,978
HannStar Display Corp.[a]	501,320	87,528
Ho Tung Chemical Corp.[a]	532,548	124,198
Holy Stone Enterprise Co. Ltd.	118,500	118,760
Hota Industrial Manufacturing Co. Ltd.	40,000	207,371
Huaku Development Co. Ltd.	59,080	99,799
Huang Hsiang Construction Corp.	50,000	62,873
Hung Sheng Construction Ltd.	200,000	104,001
International Games System Co. Ltd.	11,000	68,814

72	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Iron Force Industrial Co. Ltd.	4,000	$28,427
ITEQ Corp.	118,600	132,129
Jih Sun Financial Holdings Co. Ltd.	326,643	72,369
KEE TAI Properties Co. Ltd.	69,000	26,747
Kenda Rubber Industrial Co. Ltd.	111,341	176,150
Kerry TJ Logistics Co. Ltd.	80,000	105,261
Kindom Construction Corp.	142,000	70,037
King Slide Works Co. Ltd.	11,000	134,334
King Yuan Electronics Co. Ltd.	235,000	215,888
King’s Town Bank Co. Ltd.	203,000	172,736
Kinpo Electronics	325,000	122,398
Kinsus Interconnect Technology Corp.	28,000	59,035
Land Mark Optoelectronics Corp.	10,400	113,077
LCY Chemical Corp.	93,000	117,091
Lealea Enterprise Co. Ltd.	423,590	114,673
Li Cheng Enterprise Co. Ltd.	6,000	28,175
Lien Hwa Industrial Corp.	190,814	126,285
Makalot Industrial Co. Ltd.	35,559	168,098
Masterlink Securities Corp.	370,121	95,882
Medigen Biotechnology Corp.[a]	10,397	24,018
Mercuries & Associates Holding Ltd.	182,225	110,551
Merry Electronics Co. Ltd.	37,000	138,762
Micro-Star International Co. Ltd.	140,000	337,530
Microbio Co. Ltd.[a]	165,727	124,829
MIN AIK Technology Co. Ltd.	59,000	71,215
Mitac Holdings Corp.	110,000	112,321
Motech Industries Inc.[a]	91,000	88,762
Nan Kang Rubber Tire Co. Ltd.	120,000	110,808
Neo Solar Power Corp.[a]	158,364	82,600
Pan-International Industrial Corp.	203,722	157,620
Parade Technologies Ltd.	14,000	136,336
PChome Online Inc.	18,360	200,204
PharmaEngine Inc.	16,798	113,820
Pixart Imaging Inc.	36,635	82,782
Poya International Co. Ltd.	11,251	168,248
President Securities Corp.	227,390	84,204
Primax Electronics Ltd.	85,000	120,948
Prince Housing & Development Corp.	317,917	105,203
Qisda Corp.	287,000	116,680
Radiant Opto-Electronics Corp.	84,000	137,924
Radium Life Tech Co. Ltd.[a]	405,707	128,500
Ritek Corp.[a]	904,000	111,681

Security	Shares	Value
Sanyang Motor Co. Ltd.	122,820	$84,382
ScinoPharm Taiwan Ltd.	44,720	57,220
Senao International Co. Ltd.	59,000	97,247
Sercomm Corp.	36,000	80,326
Shin Zu Shing Co. Ltd.	33,000	108,161
Shining Building Business Co. Ltd.[a]	241,008	81,651
Shinkong Synthetic Fibers Corp.	385,135	101,228
Silergy Corp.	12,000	181,907
Sino-American Silicon Products Inc.	119,000	127,511
Sinyi Realty Inc.	117,105	104,444
Sitronix Technology Corp.	11,000	36,747
Soft-World International Corp.	29,140	61,163
Solar Applied Materials Technology Co.[a]	130,799	36,069
St. Shine Optical Co. Ltd.	9,000	221,805
Sunny Friend Environmental Technology Co. Ltd.	23,000	93,869
Swancor Holding Co. Ltd.	18,000	84,808
TA Chen Stainless Pipe	252,325	129,620
Taichung Commercial Bank Co. Ltd.	453,388	125,884
Taiflex Scientific Co. Ltd.	76,500	79,561
Tainan Spinning Co. Ltd.	265,190	104,888
Taiwan Hon Chuan Enterprise Co. Ltd.	100,004	147,813
Taiwan Paiho Ltd.	44,050	126,748
Taiwan Secom Co. Ltd.	84,450	240,065
Taiwan Shin Kong Security Co. Ltd.	194,640	244,753
Taiwan Surface Mounting Technology Corp.	151,633	129,744
Taiwan TEA Corp.	262,000	124,681
Tatung Co. Ltd.[a]	522,000	90,645
Ton Yi Industrial Corp.	310,000	137,754
Tong Hsing Electronic Industries Ltd.	34,000	135,548
Tong Yang Industry Co. Ltd.	77,133	155,333
Toung Loong Textile Manufacturing	16,000	52,442
TPK Holding Co. Ltd.	57,000	105,088
Tripod Technology Corp.	90,000	192,307
TrueLight Corp.	33,000	67,601
TSRC Corp.	121,000	111,160
TTY Biopharm Co. Ltd.	40,450	147,239

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Tung Ho Steel Enterprise Corp.	193,000	$112,526
Tung Thih Electronic Co. Ltd.	13,000	198,295
TWi Pharmaceuticals Inc.[a]	17,000	59,737
TXC Corp.	87,000	113,923
Unimicron Technology Corp.	221,000	90,544
Union Bank of Taiwan	415,218	115,940
UPC Technology Corp.	361,661	110,446
USI Corp.	173,950	75,379
Visual Photonics Epitaxy Co. Ltd.	69,900	94,065
Voltronic Power Technology Corp.	11,077	171,406
Wah Lee Industrial Corp.	79,000	116,768
Walsin Lihwa Corp.[a]	571,000	183,552
Walsin Technology Corp.	104,000	109,964
Waterland Financial Holdings Co. Ltd.	493,469	124,104
Win Semiconductors Corp.	110,431	221,694
Winbond Electronics Corp.	548,000	178,749
Wistron NeWeb Corp.	58,009	174,591
WT Microelectronics Co. Ltd.	95,168	130,468
Yageo Corp.	65,210	138,310
Yeong Guan Energy Technology Group Co. Ltd.	19,601	106,250
YFY Inc.	447,000	127,209
Yieh Phui Enterprise Co. Ltd.[a]	343,625	107,428
YungShin Global Holding Corp.	80,200	119,932
Yungtay Engineering Co. Ltd.	84,000	122,834
Zinwell Corp.	76,000	86,466

		20,353,652
THAILAND — 3.87%
Amata Corp. PCL NVDR	315,600	114,878
Bangchak Petroleum PCL (The) NVDR	98,300	95,842
Bangkok Airways Co. Ltd.[b]	163,400	118,011
Bangkok Chain Hospital PCL NVDR	355,300	121,117
Bangkok Land PCL NVDR[b]	3,042,200	159,952
Beauty Community PCL	162,800	43,739
Carabao Group PCL	22,400	45,945
CH Karnchang PCL NVDR	141,500	128,765
Chularat Hospital PCL NVDR	1,469,000	110,338
Esso Thailand PCL NVDR[a]	591,500	102,526
Group Lease PCL	81,900	97,006
Gunkul Engineering PCL NVDR	329,800	51,449
Hana Microelectronics PCL NVDR	129,000	113,663
Inter Far East Energy Corp.	320,900	58,867

Security	Shares	Value
Italian-Thai Development PCL NVDR[a,b]	478,700	$87,815
Jasmine International PCL NVDR	638,700	103,327
KCE Electronics PCL NVDR[b]	68,100	192,306
Khon Kaen Sugar Industry PCL NVDR	821,930	91,179
Kiatnakin Bank PCL NVDR	110,232	164,796
Krungthai Card PCL NVDR	6,600	26,503
LPN Development PCL NVDR[b]	239,300	86,414
Major Cineplex Group PCL NVDR	69,700	65,440
PTG Energy PCL	42,100	36,791
Quality Houses PCL NVDR	1,456,867	114,477
Samart Corp. PCL NVDR[b]	144,600	63,913
Siam Global House PCL NVDR[b]	286,919	121,844
Sino-Thai Engineering & Construction PCL NVDR[b]	193,328	139,625
Sri Trang Agro-Industry PCL NVDR	319,200	111,578
Srisawad Power 1979 PCL NVDR	182,035	207,721
Supalai PCL NVDR[b]	252,800	176,004
Superblock PCL[a,b]	2,303,300	119,771
Thai Airways International PCL NVDR[a,b]	140,900	128,219
Thai Vegetable Oil PCL NVDR	149,800	144,973
Thaicom PCL NVDR	122,400	77,792
Thanachart Capital PCL NVDR	153,800	177,724
Tisco Financial Group PCL NVDR	94,140	146,858
TTW PCL NVDR	448,700	142,586
U City PCL NVDR[a]	126,061,200	145,670
VGI Global Media PCL NVDR[b]	781,900	144,564
Vibhavadi Medical Center PCL NVDR	1,532,600	128,397
WHA Corp. PCL NVDR[a,b]	1,742,000	181,167

		4,689,552
TURKEY — 1.20%
Akcansa Cimento AS	26,213	118,526
Aksa Akrilik Kimya Sanayii AS	26,271	75,375
Bizim Toptan Satis Magazalari AS	20,299	91,648
Cimsa Cimento Sanayi VE Ticaret AS	26,337	134,751
Dogan Sirketler Grubu Holding ASa,b	352,813	108,499
Dogus Otomotiv Servis ve Ticaret ASb	20,559	70,658

74	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Security	Shares	Value
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	199,949	$94,599
Koza Altin Isletmeleri ASa	12,802	59,833
NET Holding ASa,b	94,244	100,005
Otokar Otomotiv Ve Savunma Sanayi AS	2,863	103,622
Sekerbank TAS[a,b]	114,968	45,069
Tekfen Holding AS	43,934	108,978
Trakya Cam Sanayii ASb	119,106	101,029
Turkiye Sinai Kalkinma Bankasi AS	241,798	111,130
Vestel Elektronik Sanayi ve Ticaret ASa,b	24,315	59,738
Yazicilar Holding ASb	14,890	66,522

		1,449,982
UNITED ARAB EMIRATES — 0.85%
Agthia Group PJSC	38,822	62,887
Air Arabia PJSC	383,643	141,003
Al Waha Capital PJSC	217,623	115,533
Amanat Holdings PJSC	139,568	32,298
Amlak Finance PJSC[a]	155,817	57,268
Dana Gas PJSC[a]	766,085	118,883
Deyaar Development PJSC[a]	460,114	74,533
Dubai Parks & Resorts PJSC[a]	641,898	286,601
Eshraq Properties Co. PJSC[a]	309,623	68,279
Orascom Construction Ltd.[a]	15,424	77,120

		1,034,405

TOTAL COMMON STOCKS
(Cost: $121,907,064)		119,710,916

PREFERRED STOCKS — 0.68%

BRAZIL — 0.63%
Alpargatas SA	29,000	93,265
Banco ABC Brasil SA	13,845	61,437
Banco do Estado do Rio Grande do Sul SA Class B	12,400	41,412
Bradespar SA	39,600	125,885
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	18,000	68,464
Marcopolo SA	98,000	97,582
Metalurgica Gerdau SA	114,600	131,476
Randon SA Implemetos e Participacoes	60,925	84,969
Usinas Siderurgicas de Minas Gerais SA Class A	51,500	55,262

		759,752

Security	Shares	Value
COLOMBIA — 0.05%
Avianca Holdings SA	74,242	$63,842

		63,842

TOTAL PREFERRED STOCKS
(Cost: $836,445)		823,594

RIGHTS — 0.03%

SOUTH AFRICA — 0.03%
PPC Ltd.[a]	279,424	37,600

		37,600
SOUTH KOREA — 0.00%
Hanwha Investment & Securities Co. Ltd.[a,b]	24,482	1,186

		1,186
THAILAND — 0.00%
Bangchak Petroleum PCL (The)[a]	4,915	—

		—

TOTAL RIGHTS
(Cost: $71,531)		38,786

WARRANTS — 0.01%

THAILAND — 0.01%
Group Lease PCL (Expires 07/31/18)[a]	8,100	3,557

		3,557

TOTAL WARRANTS
(Cost: $0)		3,557

SHORT-TERM INVESTMENTS — 12.39%

MONEY MARKET FUNDS — 12.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	14,859,449	14,859,449
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	149,857	149,857

		15,009,303

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,009,303)		15,009,303

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 111.92% (Cost: $137,824,343)[h]	$135,586,156
Other Assets, Less Liabilities — (11.92)%	(14,435,630)

NET ASSETS — 100.00%	$121,150,526

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $139,817,544. Net unrealized depreciation was $4,231,388, of which $13,472,810 represented gross unrealized appreciation on securities and $17,704,198 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$119,232,398	$272,505		$206,013	$119,710,916
Preferred stocks	823,594	—		—	823,594
Rights	38,786	0	[a]	—	38,786
Warrants	3,557	—		—	3,557
Money market funds	15,009,303	—		—	15,009,303

Total	$135,107,638	$272,505		$206,013	$135,586,156

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,610,034,558	$185,412,085	$209,403,123
Affiliated (Note 2)	880,042,923	6,588,665	4,479,688

Total cost of investments	$16,490,077,481	$192,000,750	$213,882,811

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$15,940,552,140	$182,146,024	$216,248,635
Affiliated (Note 2)	880,042,923	6,588,665	4,479,688

Total fair value of investments	16,820,595,063	188,734,689	220,728,323
Foreign currency, at value[b]	11,047,150	314,576	371,126
Cash	42,977,076	1,294,183	1,353,239
Receivables:
Investment securities sold	76,061,155	2,172,779	1,908,263
Dividends and interest	21,421,541	101,660	247,505
Futures variation margin	4,979,040	—	—
Tax reclaims	58,081	—	—

Total Assets	16,977,139,106	192,617,887	224,608,456

LIABILITIES
Payables:
Investment securities purchased	96,902,109	2,245,720	1,992,389
Due to broker	2,454,234	—	—
Collateral for securities on loan (Note 1)	871,454,644	6,588,665	4,479,688
Line of credit (Note 8)	—	1,190,250	1,171,550
Foreign taxes (Note 1)	722,556	—	13,487
Investment advisory fees (Note 2)	2,117,432	105,354	88,300

Total Liabilities	973,650,975	10,129,989	7,745,414

NET ASSETS	$16,003,488,131	$182,487,898	$216,863,042

Net assets consist of:
Paid-in capital	$16,325,679,789	$411,879,219	$234,888,212
Undistributed net investment income	110,497,865	1,089,171	1,121,945
Accumulated net realized loss	(768,129,437)	(227,216,955)	(25,989,093)
Net unrealized appreciation (depreciation)	335,439,914	(3,263,537)	6,841,978

NET ASSETS	$16,003,488,131	$182,487,898	$216,863,042

Shares outstanding[c]	358,800,000	5,450,000	3,850,000

Net asset value per share	$44.60	$33.48	$56.33

[a]	Securities on loan with values of $822,641,172, $6,103,208 and $4,153,681, respectively. See Note 1.
[b]	Cost of foreign currency: $11,069,857, $314,978 and $371,833, respectively.
[c]	$0.001 par value, number of shares authorized: 850 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	77

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$122,815,040
Affiliated (Note 2)	15,009,303

Total cost of investments	$137,824,343

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$120,576,853
Affiliated (Note 2)	15,009,303

Total fair value of investments	135,586,156
Foreign currency, at value[b]	200,512
Receivables:
Dividends and interest	296,198

Total Assets	136,082,866

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	14,859,446
Foreign taxes (Note 1)	4,160
Investment advisory fees (Note 2)	68,734

Total Liabilities	14,932,340

NET ASSETS	$121,150,526

Net assets consist of:
Paid-in capital	$135,837,139
Undistributed net investment income	278,839
Accumulated net realized loss	(12,726,353)
Net unrealized depreciation	(2,239,099)

NET ASSETS	$121,150,526

Shares outstanding[c]	2,800,000

Net asset value per share	$43.27

[a]	Securities on loan with a value of $13,366,009. See Note 1.
[b]	Cost of foreign currency: $201,103.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to consolidated financial statements.

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$298,754,840	$4,885,629	$3,037,054
Dividends — affiliated (Note 2)	79,557	389	1,117
Interest — unaffiliated	4,368	—	2
Securities lending income — affiliated — net (Note 2)[b]	19,981,387	133,985	117,586

	318,820,152	5,020,003	3,155,759
Less: Other foreign taxes (Note 1)	(987,293)	—	(18,812)

Total investment income	317,832,859	5,020,003	3,136,947

EXPENSES
Investment advisory fees (Note 2)	16,700,926	1,248,307	830,106
Mauritius income taxes (Note 1)	472,490	24,604	6,562
Commitment fees (Note 8)	98,707	4,061	1,700
Interest expense (Note 8)	—	660	340

Total expenses	17,272,123	1,277,632	838,708
Less investment advisory fees waived (Note 2)	—	—	(215,086)

Net expenses	17,272,123	1,277,632	623,622

Net investment income	300,560,736	3,742,371	2,513,325

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(546,405,716)	(20,083,062)	(9,351,464)
In-kind redemptions — unaffiliated	—	(2,559,728)	9,985
Futures contracts	4,525,455	—	—
Foreign currency transactions	(1,340,178)	(35,301)	(37,617)

Net realized loss	(543,220,439)	(22,678,091)	(9,379,096)

Net change in unrealized appreciation/depreciation on:
Investments	1,637,362,518	36,152,954	24,285,718
Futures contracts	9,501,167	—	—
Translation of assets and liabilities in foreign currencies	93,764	28,198	2,851

Net change in unrealized appreciation/depreciation	1,646,957,449	36,181,152	24,288,569

Net realized and unrealized gain	1,103,737,010	13,503,061	14,909,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,404,297,746	$17,245,432	$17,422,798

[a]	Net of foreign withholding tax of $33,636,778, $347,910 and $406,836, respectively.
[b]	Net of securities lending income tax paid $784,865, $ — and $ —, respectively.
[c]	Net of foreign capital gains taxes of $40,625, $ —, $ —, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	79

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

iShares MSCI Emerging Markets Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,124,894
Dividends — affiliated (Note 2)	519
Interest — unaffiliated	9
Securities lending income — affiliated — net (Note 2)	577,220

2,702,642
Less: Other foreign taxes (Note 1)	(8,535)

Total investment income	2,694,107

EXPENSES
Investment advisory fees (Note 2)	656,745
Commitment fees (Note 8)	1,166
Interest expense (Note 8)	207

Total expenses	658,118

Net investment income	2,035,989

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,128,817)
Foreign currency transactions	(14,342)

Net realized loss	(6,143,159)

Net change in unrealized appreciation/depreciation on:
Investments	14,187,893
Translation of assets and liabilities in foreign currencies	4,109

Net change in unrealized appreciation/depreciation	14,192,002

Net realized and unrealized gain	8,048,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,084,832

[a]	Net of foreign withholding tax of $223,951.

See notes to consolidated financial statements.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$300,560,736	$165,940,771	$3,742,371	$6,187,330
Net realized loss	(543,220,439)	(168,209,015)	(22,678,091)	(11,493,846)
Net change in unrealized appreciation/depreciation	1,646,957,449	(1,745,449,404)	36,181,152	(66,292,945)

Net increase (decrease) in net assets resulting from operations	1,404,297,746	(1,747,717,648)	17,245,432	(71,599,461)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(238,601,549)	(149,835,315)	(4,397,149)	(7,526,071)

Total distributions to shareholders	(238,601,549)	(149,835,315)	(4,397,149)	(7,526,071)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,812,461,106	3,253,716,865	12,282	124,399
Cost of shares redeemed	—	—	(27,130,689)	(135,405,344)

Net increase (decrease) in net assets from capital share transactions	7,812,461,106	3,253,716,865	(27,118,407)	(135,280,945)

INCREASE (DECREASE) IN NET ASSETS	8,978,157,303	1,356,163,902	(14,270,124)	(214,406,477)

NET ASSETS
Beginning of year	7,025,330,828	5,669,166,926	196,758,022	411,164,499

End of year	$16,003,488,131	$7,025,330,828	$182,487,898	$196,758,022

Undistributed net investment income included in net assets at end of year	$110,497,865	$47,648,015	$1,089,171	$1,722,422

SHARES ISSUED AND REDEEMED
Shares sold	186,400,000	67,200,000	—	—
Shares redeemed	—	—	(950,000)	(3,600,000)

Net increase (decrease) in shares outstanding	186,400,000	67,200,000	(950,000)	(3,600,000)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	81

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,513,325	$2,741,982	$2,035,989	$1,385,999
Net realized gain (loss)	(9,379,096)	(6,372,970)	(6,143,159)	2,007,950
Net change in unrealized appreciation/depreciation	24,288,569	(23,778,572)	14,192,002	(18,774,533)

Net increase (decrease) in net assets resulting from operations	17,422,798	(27,409,560)	10,084,832	(15,380,584)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,586,361)	(1,886,156)	(2,370,926)	(1,449,168)

Total distributions to shareholders	(2,586,361)	(1,886,156)	(2,370,926)	(1,449,168)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	92,508,092	87,597,450	37,316,559	49,283,928
Cost of shares redeemed	(15,118,523)	(14,370,934)	—	—

Net increase in net assets from capital share transactions	77,389,569	73,226,516	37,316,559	49,283,928

INCREASE IN NET ASSETS	92,226,006	43,930,800	45,030,465	32,454,176

NET ASSETS
Beginning of year	124,637,036	80,706,236	76,120,061	43,665,885

End of year	$216,863,042	$124,637,036	$121,150,526	$76,120,061

Undistributed net investment income included in net assets at end of year	$1,121,945	$1,232,476	$278,839	$233,983

SHARES ISSUED AND REDEEMED
Shares sold	1,700,000	1,450,000	900,000	1,050,000
Shares redeemed	(300,000)	(300,000)	—	—

Net increase in shares outstanding	1,400,000	1,150,000	900,000	1,050,000

See notes to consolidated financial statements.

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Oct. 18, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$40.75	$53.89	$45.71	$49.06

Income from investment operations:
Net investment income[b]	1.20	1.21	1.31	1.33
Net realized and unrealized gain (loss)[c]	3.58	(13.26)	7.78	(4.14)

Total from investment operations	4.78	(12.05)	9.09	(2.81)

Less distributions from:
Net investment income	(0.93)	(1.09)	(0.91)	(0.54)

Total distributions	(0.93)	(1.09)	(0.91)	(0.54)

Net asset value, end of period	$44.60	$40.75	$53.89	$45.71

Total return	11.99%	(22.61)%	20.05%	(5.75)%[d]

Net assets, end of period (000s)	$16,003,488	$7,025,331	$5,669,167	$1,864,965
Ratio of expenses to average net assets[e]	0.17%	0.18%	0.17%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.17%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	2.93%	2.49%	2.61%	3.17%
Portfolio turnover rate[f]	10%	7%	8%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partial for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for years ended August 31, 2016, August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 10%, 7%, 8%, and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	83

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$30.74	$41.12	$34.41	$35.68	$42.25

Income from investment operations:
Net investment income[a]	0.64	0.77	0.89	0.84	0.98
Net realized and unrealized gain (loss)[b]	2.84	(10.20)	6.53	(1.25)	(6.62)

Total from investment operations	3.48	(9.43)	7.42	(0.41)	(5.64)

Less distributions from:
Net investment income	(0.74)	(0.95)	(0.71)	(0.86)	(0.93)

Total distributions	(0.74)	(0.95)	(0.71)	(0.86)	(0.93)

Net asset value, end of year	$33.48	$30.74	$41.12	$34.41	$35.68

Total return	11.61%	(23.19)%	21.73%	(1.17)%	(13.33)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$182,488	$196,758	$411,164	$474,861	$685,149
Ratio of expenses to average net assets	0.73%	0.69%	0.68%	0.67%	0.69%
Ratio of net investment income to average net assets	2.13%	2.07%	2.38%	2.18%	2.55%
Portfolio turnover rate[c]	20%	9%	10%	10%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 20%, 9%, 6%, 9% and 20%, respectively. See Note 4.

See notes to consolidated financial statements.

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.87	$62.08	$52.23	$50.18	$54.71

Income from investment operations:
Net investment income[b]	1.02	1.25	1.36	1.15	0.87
Net realized and unrealized gain (loss)[c]	5.54	(11.61)	9.75	1.82	(4.99)

Total from investment operations	6.56	(10.36)	11.11	2.97	(4.12)

Less distributions from:
Net investment income	(1.10)	(0.85)	(1.26)	(0.92)	(0.41)

Total distributions	(1.10)	(0.85)	(1.26)	(0.92)	(0.41)

Net asset value, end of period	$56.33	$50.87	$62.08	$52.23	$50.18

Total return	13.14%	(16.86)%	21.54%[d]	5.88%	(7.52)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$216,863	$124,637	$80,706	$31,341	$20,071
Ratio of expenses to average net assets[f]	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[f]	0.66%	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[f]	1.98%	2.10%	2.36%	2.09%	3.05%
Portfolio turnover rate[g]	22%	16%	33%	174%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 21.46%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 16%, 10%, 33%, 21% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	85

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$40.06	$51.37	$43.78	$43.44	$49.60

Income from investment operations:
Net investment income[a]	0.90	1.04	0.93	1.07	0.50
Net realized and unrealized gain (loss)[b]	3.36	(11.06)	7.67	1.13	(5.52)

Total from investment operations	4.26	(10.02)	8.60	2.20	(5.02)

Less distributions from:
Net investment income	(1.05)	(1.29)	(1.01)	(1.86)	(1.14)

Total distributions	(1.05)	(1.29)	(1.01)	(1.86)	(1.14)

Net asset value, end of year	$43.27	$40.06	$51.37	$43.78	$43.44

Total return	10.83%	(19.77)%	19.92%[c]	4.85%	(9.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$121,151	$76,120	$43,666	$30,644	$8,689
Ratio of expenses to average net assets	0.71%	0.69%	0.67%	0.67%	0.69%
Ratio of net investment income to average net assets	2.20%	2.20%	1.93%	2.26%	1.13%
Portfolio turnover rate[d]	24%	23%	20%	21%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 19.73%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 24%, 23%, 20%, 21% and 17%, respectively. See Note 4.

See notes to consolidated financial statements.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

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iSHARES®, INC.

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiaries and are disclosed in the consolidated

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iSHARES®, INC.

statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

On May 10, 2016, India and Mauritius signed an amendment to the DTAA. The amendment provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. Tax laws in India also include provisions that impose Indian tax on certain indirect transfers of shares of Indian companies. However, until such time that India provides more definitive authoritative guidance on the indirect transfer rules, the impact to the Funds, if any, cannot be determined. Management is continuing to monitor and assess the impact to the Funds arising from the DTAA amendment and the indirect transfer rules.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. The securities on loan for each Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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iSHARES®, INC.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI Emerging Markets
Barclays Capital Inc.	$7,466,286	$7,466,286	$—
Citigroup Global Markets Inc.	45,893,778	45,893,778	—
Credit Suisse Securities (Europe) Ltd.	29,863,440	29,863,440	—
Credit Suisse Securities (USA) LLC	46,441,887	46,441,887	—
Deutsche Bank AG	13,568,584	13,568,584	—
Deutsche Bank Securities Inc.	49,520,245	49,520,245	—
HSBC Bank PLC	19,136,207	19,136,207	—
Jefferies LLC	8,498,917	8,498,917	—
JP Morgan Securities PLC	18,479,181	18,479,181	—
JPMorgan Clearing Corp.	30,675,443	30,675,443	—
Merrill Lynch, Pierce, Fenner & Smith	54,852,546	54,852,546	—
Morgan Stanley & Co. International PLC	94,361,200	94,361,200	—
Morgan Stanley & Co. LLC	127,537,357	127,537,357	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	25,164,431	25,164,431	—
National Financial Services LLC	90,000	90,000	—
Nomura Securities International Inc.	53,563	53,563	—
SG Americas Securities LLC	1,010,238	1,010,238	—
State Street Bank & Trust Company	6,273,322	6,273,322	—
UBS Ltd.	12,498,815	12,498,815	—
UBS Securities LLC	102,029,038	102,029,038	—
Wells Fargo Securities LLC	129,226,694	129,226,694	—

	$822,641,172	$822,641,172	$—

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iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI BRIC
BNP Paribas Prime Brokerage International Ltd.	$794,486	$794,486	$—
Credit Suisse Securities (USA) LLC	286,445	286,445	—
Deutsche Bank Securities Inc.	101,293	101,293	—
Goldman Sachs & Co.	260,642	260,642	—
JPMorgan Clearing Corp.	291,181	291,181	—
Merrill Lynch, Pierce, Fenner & Smith	537,946	537,946	—
Morgan Stanley & Co. LLC	1,038,088	1,038,088	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,933,539	1,933,539	—
State Street Bank & Trust Company	105,729	105,729	—
Wells Fargo Securities LLC	753,859	753,859	—

	$6,103,208	$6,103,208	$—

MSCI Emerging Markets Asia
Barclays Capital Inc.	$2,882	$2,882	$—
Citigroup Global Markets Inc.	97,813	97,813	—
Credit Suisse Securities (USA) LLC	177,468	177,468	—
Deutsche Bank AG	26,642	26,642	—
Deutsche Bank Securities Inc.	51,558	51,558	—
HSBC Bank PLC	51,655	51,655	—
Jefferies LLC	75,537	75,537	—
JPMorgan Clearing Corp.	406,318	406,318	—
Merrill Lynch, Pierce, Fenner & Smith	180,841	180,841	—
Morgan Stanley & Co. International PLC	1,102,508	1,102,508	—
Morgan Stanley & Co. LLC	1,928,889	1,928,889	—
Nomura Securities International Inc.	51,570	51,570	—

	$4,153,681	$4,153,681	$—

MSCI Emerging Markets Small-Cap
Barclays Capital Inc.	$425,544	$425,544	$—
Citigroup Global Markets Inc.	705,836	705,836	—
Credit Suisse Securities (USA) LLC	1,652,541	1,652,541	—
Deutsche Bank AG	81,886	81,886	—
Deutsche Bank Securities Inc.	1,967,855	1,967,855	—
Goldman Sachs & Co.	2,865,403	2,865,403	—
JPMorgan Clearing Corp.	1,153,863	1,153,863	—
Merrill Lynch, Pierce, Fenner & Smith	1,291,205	1,291,205	—
Morgan Stanley & Co. International PLC	171,981	171,981	—
Morgan Stanley & Co. LLC	1,604,787	1,604,787	—
SG Americas Securities LLC	16,047	16,047	—
UBS Securities LLC	1,429,061	1,429,061	—

	$13,366,009	$13,366,009	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.16% based on the average daily net assets of the Fund. Prior to November 10, 2015, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

Effective October 5, 2016, for its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA will be entitled to an annual investment advisory fee of 0.14% based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

For its investment advisory services to the iShares MSCI Emerging Markets Asia ETF, BFA is entitled to an annual investment advisory fee of 0.49% based on the average daily net assets of the Fund. Prior to August 1, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.68% based on the average daily net assets of the Fund. BFA contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2018 in order to limit total annual operating expenses after fee waiver to 0.49% of average daily net assets. The contractual waiver was terminated effective August 1, 2016, pursuant to a written agreement between the Company and BFA.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the

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iSHARES®, INC.

amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$5,182,005
MSCI BRIC	34,800
MSCI Emerging Markets Asia	29,152
MSCI Emerging Markets Small-Cap	142,478

For the year ended August 31, 2016, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares Core MSCI Emerging Markets ETF in the amount of $151,437, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$11,821,486	$25,269,614
MSCI BRIC	—	875,795
MSCI Emerging Markets Asia	61,080	464,103
MSCI Emerging Markets Small-Cap	273,576	536,511

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

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iSHARES®, INC.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$6,648,747,943	$1,065,171,693
MSCI BRIC	34,497,283	45,119,317
MSCI Emerging Markets Asia	78,039,593	28,274,700
MSCI Emerging Markets Small-Cap	54,779,141	21,891,205

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$2,316,117,231	$—
MSCI BRIC	—	16,707,997
MSCI Emerging Markets Asia	33,271,200	5,848,956
MSCI Emerging Markets Small-Cap	4,468,162	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements

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iSHARES®, INC.

of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares Core MSCI Emerging Markets ETF as of August 31, 2016 and the related locations in the consolidated statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$4,979,040

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares Core MSCI Emerging Markets ETF during the year ended August 31, 2016 and the related locations in the consolidated statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$4,525,455	$9,501,167

The following table shows the average quarter-end balances of open futures contracts for the iShares Core MSCI Emerging Markets ETF for the year ended August 31, 2016:

Average value of contracts purchased	$41,109,865

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

96	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	97

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI Emerging Markets	$—	$(642,160)	$642,160
MSCI BRIC	(2,762,578)	21,527	2,741,051
MSCI Emerging Markets Asia	(87,808)	(37,495)	125,303
MSCI Emerging Markets Small-Cap	—	359,818	(359,818)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Core MSCI Emerging Markets
Ordinary income	$238,601,549	$149,835,315

MSCI BRIC
Ordinary income	$4,397,149	$7,526,071

MSCI Emerging Markets Asia
Ordinary income	$2,586,361	$1,886,156

MSCI Emerging Markets Small-Cap
Ordinary income	$2,370,926	$1,449,168

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core MSCI Emerging Markets	$133,382,273	$(147,376,048)	$(185,357,683)	$(122,840,200)	$(322,191,658)
MSCI BRIC	1,219,551	(199,655,233)	(11,321,100)	(19,634,539)	(229,391,321)
MSCI Emerging Markets Asia	1,247,743	(16,908,873)	4,657,841	(7,021,881)	(18,025,170)
MSCI Emerging Markets Small-Cap	1,427,287	(6,025,784)	(4,232,300)	(5,855,816)	(14,686,613)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the corporate actions, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

98	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Core MSCI Emerging Markets	$147,376,048	$—	$—	$—	$147,376,048
MSCI BRIC	179,085,849	1,540,740	11,268,086	7,760,558	199,655,233
MSCI Emerging Markets Asia	16,908,873	—	—	—	16,908,873
MSCI Emerging Markets Small-Cap	6,025,784	—	—	—	6,025,784

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

8.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

The iShares Core MSCI Emerging Markets ETF did not borrow under the credit agreement during the year ended August 31, 2016.

For the year ended August 31, 2016, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
MSCI BRIC	$1,500,000	$51,339	1.26%
MSCI Emerging Markets Asia	1,171,500	25,690	1.30
MSCI Emerging Markets Small-Cap	635,000	16,298	1.25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	99

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

100	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$193,609,611
MSCI BRIC	3,231,124
MSCI Emerging Markets Asia	1,917,227
MSCI Emerging Markets Small-Cap	1,282,131

For the fiscal year ended August 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$332,331,791	$35,894,173
MSCI BRIC	5,233,539	372,506
MSCI Emerging Markets Asia	3,443,892	431,282
MSCI Emerging Markets Small-Cap	2,823,265	230,826

102	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Core MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

104	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI BRIC ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund has a more targeted exposure (Brazil, Russia, India and China) than certain of the comparison funds in its Peer Group.

106	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

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shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets Asia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

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iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that, at a meeting held on June 21-23, 2016, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

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connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Emerging Markets Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The

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Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund invests primarily in securities of small-cap companies in emerging markets, as compared to most of the competitor funds as identified by Broadridge, which do not invest primarily in the securities of small-cap companies in emerging markets.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

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Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets	$0.927108	$—	$—	$0.927108	100%	—%	—%	100%
MSCI BRIC	0.713820	—	0.022945	0.736765	97	—	3	100
MSCI Emerging Markets Asia	1.100579	—	—	1.100579	100	—	—	100
MSCI Emerging Markets Small-Cap	1.046198	—	—	1.046198	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

116	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Core Emerging Markets ETF

Period Covered: October 18, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.11%
Greater than 2.0% and Less than 2.5%	3	0.32
Greater than 1.5% and Less than 2.0%	24	2.58
Greater than 1.0% and Less than 1.5%	67	7.20
Greater than 0.5% and Less than 1.0%	211	22.69
Between 0.5% and –0.5%	501	53.86
Less than –0.5% and Greater than –1.0%	80	8.60
Less than –1.0% and Greater than –1.5%	29	3.12
Less than –1.5% and Greater than –2.0%	10	1.08
Less than –2.0% and Greater than –2.5%	2	0.22
Less than –2.5% and Greater than –3.0%	2	0.22

	930	100.00%

iShares MSCI BRIC ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	12	.87
Greater than 1.0% and Less than 1.5%	39	2.82
Greater than 0.5% and Less than 1.0%	105	7.59
Between 0.5% and –0.5%	772	55.82
Less than –0.5% and Greater than –1.0%	271	19.60
Less than –1.0% and Greater than –1.5%	111	8.03
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	117

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Asia ETF

Period Covered: February 8, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.09%
Greater than 2.5% and Less than 3.0%	2	0.18
Greater than 2.0% and Less than 2.5%	6	0.54
Greater than 1.5% and Less than 2.0%	33	2.98
Greater than 1.0% and Less than 1.5%	101	9.13
Greater than 0.5% and Less than 1.0%	211	19.09
Between 0.5% and –0.5%	512	46.30
Less than –0.5% and Greater than –1.0%	148	13.38
Less than –1.0% and Greater than –1.5%	52	4.70
Less than –1.5% and Greater than –2.0%	22	1.99
Less than –2.0% and Greater than –2.5%	10	0.90
Less than –2.5% and Greater than –3.0%	6	0.54
Less than –3.0% and Greater than –3.5%	2	0.18

	1,106	100.00%

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: August 16, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.08%
Greater than 5.0% and Less than 5.5%	1	0.08
Greater than 4.5% and Less than 5.0%	2	0.16
Greater than 4.0% and Less than 4.5%	3	0.24
Greater than 3.5% and Less than 4.0%	2	0.16
Greater than 3.0% and Less than 3.5%	5	0.41
Greater than 2.5% and Less than 3.0%	5	0.41
Greater than 2.0% and Less than 2.5%	24	1.96
Greater than 1.5% and Less than 2.0%	56	4.56
Greater than 1.0% and Less than 1.5%	125	10.19
Greater than 0.5% and Less than 1.0%	252	20.54
Between 0.5% and –0.5%	521	42.47
Less than –0.5% and Greater than –1.0%	139	11.33
Less than –1.0% and Greater than –1.5%	48	3.91
Less than –1.5% and Greater than –2.0%	23	1.87
Less than –2.0% and Greater than –2.5%	13	1.06
Less than –2.5% and Greater than –3.0%	5	0.41
Less than –3.0%	2	0.16

	1,227	100.00%

118	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Core MSCI Emerging Markets ETF and the iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum

SUPPLEMENTAL INFORMATION	119

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015 is USD 1.6 million. This figure is comprised of fixed remuneration of USD 622.11 thousand and variable remuneration of USD 977.54 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 190.11 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 46.04 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2015 is USD 29.96 thousand. This figure is comprised of fixed remuneration of USD 11.65 thousand and variable remuneration of USD 18.31 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 3.56 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.86 thousand.

120	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	121

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

122	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of
Accounting and Senior Associate
		Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	123

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

124	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	125

Notes:

126	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | NYSE Arca
➢	iShares Edge MSCI Min Vol EM Currency Hedged ETF | HEMV | BATS
➢	iShares Edge MSCI Min Vol Emerging Markets ETF | EEMV | NYSE Arca
➢	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.84%	7.88%	8.31%	7.84%	7.88%	8.31%
Since Inception	(1.53)%	(1.52)%	(0.97)%	(2.95)%	(2.93)%	(1.88)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,144.90	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.84%, net of fees, while the total return for the Index was 8.31%.

As represented by the Index, emerging markets equities advanced for the reporting period and outpaced the broad global equity market in a volatile market environment.

From a country perspective, South Korea was the most significant contributor to Index performance for the reporting period, benefiting from an improving economy and accommodative interest rate policy. China contributed meaningfully to the Index’s return as economic growth stabilized amid improving industrial production and rising consumer spending. Brazil contributed amid a rebound in commodity prices and encouraging signals from the country’s new government. Taiwan advanced, supported by a rebound in exports and positive economic growth late in the reporting period. From a sector standpoint, the information technology and financials sector contributed the most to the Index’s return for the reporting period.

On the downside, Poland detracted from Index performance for the reporting period as its credit rating was downgraded. South Africa detracted as its economy struggled with high energy costs, labor problems, and a food shortage.

In terms of currency performance, the Brazilian real appreciated by 10% and the South Korean won appreciated by 6% relative to the U.S. dollar, while the South African rand depreciated by 11% relative to the U.S. dollar. Overall, the positive performance of emerging markets currencies meant hedging activity was a meaningful detractor from the Index’s return. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of rising foreign currencies relative to the U.S. dollar, resulting in an Index return that was relatively close to emerging market equities’ return when measured in local currencies.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials[3]	23.86%
Information Technology	23.36
Consumer Discretionary	10.49
Consumer Staples	7.89
Energy	7.16
Materials	6.44
Telecommunication Services	6.24
Industrials	6.06
Utilities	3.05
Real Estate[3]	2.83
Health Care	2.62

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/16

Country	Percentage of Total Investments [2]

China	26.72%
South Korea	14.78
Taiwan	11.96
India	8.66
Brazil	7.42
South Africa	6.85
Mexico	3.84
Russia	3.55
Malaysia	2.78
Indonesia	2.70

TOTAL	89.26%

[1]	Reflects the portfolio allocation and ten largest countries of the iShares MSCI Emerging Markets ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.45%	4.13%	2.71%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,095.90	$0.16	$1,000.00	$1,025.00	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol EM Currency Hedged ETF (the “Fund”) (formerly the iShares Currency Hedged MSCI EM Minimum Volatility ETF) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”).

The Index sells forward the non-U.S. dollar currencies in which the constituent securities are denominated in an amount equal to those securities at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the hedging component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Emerging Markets ETF (formerly the iShares MSCI Emerging Markets Minimum Volatility ETF). For the period from October 29, 2015 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 3.45%, net of fees, while the total return for the Index was 2.71%.

The Index posted a positive return for the reporting period, but it trailed the performance of broad emerging market equities. Given its focus on lower-volatility stocks, the Index tends to outperform during market declines but can underperform when the broader market rallies. The sharp rebound in emerging markets stocks over the last half of the reporting period detracted from the Index’s performance.

From a country perspective, Taiwan, which represented about 18% of the Index on average, was the largest contributor to the Index’s performance for the reporting period. Taiwan’s exports rebounded late in the reporting period, leading the country’s economy out of recession for the first time since the second quarter of 2015. Indonesia was also a large contributor to the Index’s return as economic growth improved during the reporting period. Other notable contributors to the Index’s return for the reporting period included China and Malaysia.

South Africa was among the leading detractors from the Index’s performance for the reporting period. Although the country’s economy rebounded after contracting in the first quarter of 2016, consumer confidence declined over the past year amid concerns about a weak economic outlook and a drought-induced rise in food prices.

Mexico also detracted from Index performance for the reporting period as consumer confidence fell to its lowest level since February 2014. Other noteworthy detractors from the Index’s performance for the reporting period included India and Poland.

From a currency perspective, emerging market currencies were mixed but stronger overall relative to the U.S. dollar for the reporting period. As a result, currency hedging activity detracted from Index performance for the reporting period. A fully hedged investor seeks to bypass the currency impact — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of rising foreign currencies relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of lower-volatility emerging market stocks when measured in local currencies.

ALLOCATION BY SECTOR1

As of 8/31/16

Sector	Percentage of Total Investments [2]

Financials[3]	23.19%
Information Technology	17.66
Consumer Staples	13.07
Telecommunication Services	12.02
Utilities	7.69
Health Care	7.55
Industrials	7.21
Consumer Discretionary	6.12
Energy	3.02
Materials	1.39
Real Estate[3]	1.08

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/16

Country	Percentage of Total Investments [2]

China	21.83%
Taiwan	17.11
South Korea	10.91
Malaysia	7.56
Thailand	6.45
Philippines	5.06
Indonesia	4.96
India	4.52
Chile	3.42
Mexico	3.28

TOTAL	85.10%

[1]	Reflects the portfolio allocation and ten largest countries of the iShares Edge MSCI Min Vol Emerging Markets ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.48%	7.45%	7.79%	7.48%	7.45%	7.79%
Since Inception	4.20%	4.13%	4.41%	22.22%	21.83%	23.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.70	$1.35	$1,000.00	$1,023.90	$1.27	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

The iShares Edge MSCI Min Vol Emerging Markets ETF (the “Fund”) (formerly the iShares MSCI Emerging Markets Minimum Volatility ETF) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.48%, net of fees, while the total return for the Index was 7.79%.

As represented by the Index, lower-volatility stocks in emerging markets posted positive returns for the reporting period but trailed the performance of broad emerging market equities. Given its lower volatility, the strategy tends to outperform the broader market during periods of weakness but can underperform the broader market when it rallies. The sharp rebound in emerging markets stocks over the last half of the reporting period contributed to the Index’s underperformance relative to the broader market.

Emerging market currencies were mixed relative to the U.S. dollar for the reporting period, but on balance, currency fluctuations contributed positively to Index performance.

Taiwan, which represented about 18% of the Index on average during the reporting period, was the largest contributor to the Index’s performance. Taiwan’s exports rebounded late in the reporting period, leading the country’s economy out of recession for the first time since the second quarter of 2015. China also contributed meaningfully to the Index’s return as consumer spending increased and economic growth stabilized. Other noteworthy contributors to the Index’s performance for the reporting period included South Korea, Indonesia, and Malaysia.

South Africa was among the leading detractors from the Index’s performance for the reporting period. Although the country’s economy rebounded after contracting in the first quarter of 2016, consumer confidence has been declining over the past year amid concerns over a weak economic outlook and a drought-induced rise in food prices. Other notable detractors from the Index’s return for the reporting period included Poland, India, and Qatar.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments [1]

Financials[2]	23.19%
Information Technology	17.66
Consumer Staples	13.07
Telecommunication Services	12.02
Utilities	7.69
Health Care	7.55
Industrials	7.21
Consumer Discretionary	6.12
Energy	3.02
Materials	1.39
Real Estate[2]	1.08

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments [1]

China	21.83%
Taiwan	17.11
South Korea	10.91
Malaysia	7.56
Thailand	6.45
Philippines	5.06
Indonesia	4.96
India	4.52
Chile	3.42
Mexico	3.28

TOTAL	85.10%

[1]	Excludes money market funds.
[2]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.28%	10.63%	11.83%	11.28%	10.63%	11.83%
5 Years	(0.96)%	(1.09)%	(0.42)%	(4.71)%	(5.36)%	(2.09)%
10 Years	3.24%	3.16%	3.90%	37.58%	36.53%	46.57%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,223.30	$3.97	$1,000.00	$1,021.60	$3.61	0.71%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 14 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 11.28%, net of fees, while the total return for the Index was 11.83%.

As represented by the Index, emerging markets equities advanced for the reporting period and outpaced the broad global equity market in a volatile market environment.

Although some currencies, including the South African rand, depreciated relative to the U.S. dollar during the reporting period, currency fluctuations overall benefited Index performance in U.S. dollar terms. In particular, the Brazilian real appreciated by 10% and the South Korean won appreciated by 6% relative to the U.S. dollar, making investments in those countries worth more when translated into U.S. dollars.

From a country perspective, South Korea was the most significant contributor to Index performance, benefiting from an improving economy and accommodative interest rate policy. China contributed meaningfully to the Index’s return as economic growth stabilized amid improving industrial production and rising consumer spending. Brazil contributed amid a rebound in commodity prices and encouraging signals from the country’s new government. Taiwan advanced, supported by a rebound in exports and positive economic growth late in the reporting period. From a sector standpoint, the information technology and financials sectors contributed the most to the Index’s return for the reporting period.

On the downside, Poland detracted from Index performance for the reporting period as its credit rating was downgraded. South Africa detracted as its economy struggled with high energy costs, labor problems, and a food shortage.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments [1]

Financials[2]	23.86%
Information Technology	23.36
Consumer Discretionary	10.49
Consumer Staples	7.89
Energy	7.16
Materials	6.44
Telecommunication Services	6.24
Industrials	6.06
Utilities	3.05
Real Estate[2]	2.83
Health Care	2.62

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments [1]

China	26.72%
South Korea	14.78
Taiwan	11.96
India	8.66
Brazil	7.42
South Africa	6.85
Mexico	3.84
Russia	3.55
Malaysia	2.78
Indonesia	2.70

TOTAL	89.26%

[1]	Excludes money market funds.
[2]	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 (or commencement of operations, as applicable) and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.89%

EXCHANGE-TRADED FUNDS — 99.89%
iShares MSCI Emerging Markets ETF[a]	4,928,896	$180,052,571

		180,052,571

TOTAL INVESTMENT COMPANIES
(Cost: $194,127,534)		180,052,571

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	119,104	119,104

		119,104

TOTAL SHORT-TERM INVESTMENTS
(Cost: $119,104)		119,104

Value
TOTAL INVESTMENTS IN SECURITIES — 99.95%
(Cost: $194,246,638)[d]	$180,171,675
Other Assets, Less Liabilities — 0.05%	82,117

NET ASSETS — 100.00%	$180,253,792

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $200,819,207. Net unrealized depreciation was $20,647,532, of which $ — represented gross unrealized appreciation on securities and $20,647,532 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares MSCI Emerging Markets ETF	6,243,211	2,460,099	(3,774,414)	4,928,896	$180,052,571	$4,628,702	$(6,796,483)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
BRL	2,116,000	USD	649,812	BNP	09/06/2016	$4,775
BRL	262,000	USD	79,452	JPM	09/06/2016	1,598
BRL	1,057,000	USD	318,368	SSB	09/06/2016	8,616
EUR	3,199,000	USD	3,567,887	BNP	09/06/2016	932
EUR	55,000	USD	61,018	SSB	09/06/2016	340
HKD	1,702,000	USD	219,397	MS	09/06/2016	10
INR	48,451,000	USD	721,978	BNP	09/06/2016	1,033
INR	45,491,000	USD	678,059	MS	09/06/2016	781
INR	1,055,842,000	USD	15,744,736	RBS	09/06/2016	11,076
INR	18,244,000	USD	270,803	SSB	09/06/2016	1,443
KRW	934,398,000	USD	832,648	BNP	09/06/2016	4,969
KRW	1,400,158,000	USD	1,251,482	MS	09/06/2016	3,654
KRW	40,576,050,000	USD	36,286,934	SCB	09/06/2016	86,433

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
KRW	695,360,000	USD	617,878	SSB	09/06/2016	$5,460
MXN	195,247,000	USD	10,376,444	BNP	09/06/2016	1,468
MXN	1,116,000	USD	58,746	MS	09/06/2016	573
MXN	3,729,000	USD	196,796	SSB	09/06/2016	1,410
RUB	2,028,000	USD	30,159	JPM	09/06/2016	829
RUB	6,140,000	USD	91,260	SSB	09/06/2016	2,557
TRY	7,015,000	USD	2,363,762	BNP	09/06/2016	5,708
TRY	39,000	USD	12,933	MS	09/06/2016	241
TRY	117,000	USD	38,460	SSB	09/06/2016	1,059
TWD	17,892,000	USD	561,071	SSB	09/06/2016	2,655
USD	567,974	BRL	1,832,000	SSB	09/06/2016	1,242
USD	160,120	EUR	143,000	BNP	09/06/2016	588
USD	38,095,919	HKD	295,355,000	BNP	09/06/2016	21,228
USD	14,311	HKD	111,000	MS	09/06/2016	2
USD	7,838	KRW	8,692,000	JPM	09/06/2016	47
USD	1,249,610	KRW	1,392,066,000	MS	09/06/2016	1,728
USD	178,806	MXN	3,361,000	BNP	09/06/2016	160
USD	2,119	MXN	39,000	MS	09/06/2016	46
USD	255,335	RUB	16,590,000	BNP	09/06/2016	1,844
USD	1,112	RUB	72,000	MS	09/06/2016	11
USD	155,296	RUB	10,088,000	SSB	09/06/2016	1,154
USD	679	TRY	2,000	BNP	09/06/2016	4
USD	339	TRY	1,000	MS	09/06/2016	1
USD	11,487	TWD	362,000	BNP	09/06/2016	82
USD	12,499	TWD	394,000	JPM	09/06/2016	86
USD	14,789,164	ZAR	211,939,000	BNP	09/06/2016	384,787
USD	78,684	ZAR	1,139,000	MS	09/06/2016	1,272
USD	654,492	ZAR	9,487,000	SSB	09/06/2016	9,711
BRL	344,000	USD	105,202	BNP	10/05/2016	315
EUR	4,000	USD	4,468	BNP	10/05/2016	1
EUR	20,000	USD	22,307	MS	10/05/2016	34
MXN	840,000	USD	44,397	BNP	10/05/2016	131
RUB	2,472,000	USD	37,507	BNP	10/05/2016	1
TRY	41,000	USD	13,755	BNP	10/05/2016	8
USD	13,443,574	BRL	43,779,000	SSB	10/05/2016	15,124
USD	36,972,307	HKD	286,700,000	BNP	10/05/2016	1,993
USD	1,741,623	HKD	13,505,000	MS	10/05/2016	137
USD	64,040	RUB	4,220,000	MS	10/05/2016	10
USD	5,227,269	RUB	342,177,000	SSB	10/05/2016	35,383
USD	31,401,389	TWD	994,796,000	MS	10/05/2016	1,652
USD	13,189,730	ZAR	192,304,000	BNP	10/05/2016	193,875
ZAR	2,178,000	USD	147,187	BNP	10/05/2016	1
ZAR	2,028,000	USD	136,939	MS	10/05/2016	113

						820,391

BRL	4,350,000	USD	1,346,958	MS	09/06/2016	(1,280)
BRL	43,606,000	USD	13,525,015	RBS	09/06/2016	(35,444)
BRL	775,000	USD	241,508	SSB	09/06/2016	(1,761)
EUR	147,000	USD	165,262	BNP	09/06/2016	(1,268)
EUR	18,000	USD	20,230	MS	09/06/2016	(149)
EUR	82,000	USD	92,242	SSB	09/06/2016	(763)
HKD	312,613,000	USD	40,302,871	BNP	09/06/2016	(3,424)
HKD	11,265,000	USD	1,453,015	SSB	09/06/2016	(826)
INR	6,066,000	USD	90,558	JPM	09/06/2016	(38)
INR	17,405,000	USD	259,815	SSB	09/06/2016	(89)
KRW	943,505,000	USD	845,927	BNP	09/06/2016	(146)
KRW	229,854,000	USD	206,729	JPM	09/06/2016	(682)

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
KRW	875,151,000	USD	795,557	SSB	09/06/2016	$(11,051)
MXN	9,083,000	USD	491,247	BNP	09/06/2016	(8,461)
MXN	3,273,000	USD	181,172	SSB	09/06/2016	(7,203)
RUB	16,590,000	USD	255,631	BNP	09/06/2016	(2,140)
RUB	365,965,000	USD	5,632,831	JPM	09/06/2016	(40,982)
RUB	2,765,000	USD	42,584	MS	09/06/2016	(335)
RUB	5,896,000	USD	92,168	SSB	09/06/2016	(2,079)
TRY	314,000	USD	106,491	BNP	09/06/2016	(430)
TRY	115,000	USD	39,062	SSB	09/06/2016	(219)
TWD	47,839,000	USD	1,509,774	BNP	09/06/2016	(2,501)
TWD	1,036,696,000	USD	32,668,518	JPM	09/06/2016	(5,138)
TWD	43,789,000	USD	1,380,268	MS	09/06/2016	(600)
TWD	17,056,000	USD	547,368	SSB	09/06/2016	(9,982)
USD	653,476	BRL	2,116,000	BNP	09/06/2016	(1,111)
USD	80,863	BRL	262,000	JPM	09/06/2016	(187)
USD	1,329,528	BRL	4,350,000	MS	09/06/2016	(16,150)
USD	13,162,089	BRL	43,606,000	RBS	09/06/2016	(327,482)
USD	3,555,586	EUR	3,203,000	BNP	09/06/2016	(17,695)
USD	20,076	EUR	18,000	MS	09/06/2016	(5)
USD	152,799	EUR	137,000	SSB	09/06/2016	(39)
USD	2,224,693	HKD	17,258,000	BNP	09/06/2016	(64)
USD	205,084	HKD	1,591,000	MS	09/06/2016	(14)
USD	1,452,115	HKD	11,265,000	SSB	09/06/2016	(75)
USD	722,172	INR	48,451,000	BNP	09/06/2016	(838)
USD	90,408	INR	6,066,000	JPM	09/06/2016	(112)
USD	677,555	INR	45,491,000	MS	09/06/2016	(1,285)
USD	15,656,020	INR	1,055,842,000	RBS	09/06/2016	(99,792)
USD	531,225	INR	35,649,000	SSB	09/06/2016	(747)
USD	1,677,933	KRW	1,877,903,000	BNP	09/06/2016	(5,465)
USD	197,641	KRW	221,162,000	JPM	09/06/2016	(614)
USD	7,234	KRW	8,092,000	MS	09/06/2016	(20)
USD	35,968,487	KRW	40,576,050,000	SCB	09/06/2016	(404,880)
USD	1,403,621	KRW	1,570,511,000	SSB	09/06/2016	(4,224)
USD	10,627,320	MXN	200,969,000	BNP	09/06/2016	(54,732)
USD	57,215	MXN	1,077,000	MS	09/06/2016	(31)
USD	372,041	MXN	7,002,000	SSB	09/06/2016	(135)
USD	5,481,062	RUB	367,993,000	JPM	09/06/2016	(141,773)
USD	40,306	RUB	2,693,000	MS	09/06/2016	(842)
USD	29,232	RUB	1,948,000	SSB	09/06/2016	(533)
USD	2,403,122	TRY	7,327,000	BNP	09/06/2016	(71,732)
USD	12,796	TRY	38,000	MS	09/06/2016	(39)
USD	78,196	TRY	232,000	SSB	09/06/2016	(167)
USD	1,492,753	TWD	47,477,000	BNP	09/06/2016	(3,114)
USD	32,513,475	TWD	1,036,302,000	JPM	09/06/2016	(137,490)
USD	1,375,597	TWD	43,789,000	MS	09/06/2016	(4,071)
USD	1,100,005	TWD	34,948,000	SSB	09/06/2016	(1,108)
ZAR	211,939,000	USD	14,630,417	BNP	09/06/2016	(226,041)
ZAR	1,139,000	USD	80,719	MS	09/06/2016	(3,307)
ZAR	9,487,000	USD	683,360	SSB	09/06/2016	(38,579)
INR	6,797,000	USD	100,997	MS	10/05/2016	(16)
KRW	145,093,000	USD	130,022	BNP	10/05/2016	(23)
TWD	3,714,000	USD	117,357	BNP	10/05/2016	(128)
TWD	2,790,000	USD	88,131	MS	10/05/2016	(68)
USD	357,056	BRL	1,169,000	MS	10/05/2016	(1,515)
USD	3,399,610	EUR	3,044,000	MS	10/05/2016	(700)
USD	130,269	INR	8,770,000	BNP	10/05/2016	(25)
USD	15,069,130	INR	1,015,584,000	MS	10/05/2016	(19,179)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	394,468	KRW	440,762,000	MS	10/05/2016	$(441)
USD	34,245,266	KRW	38,327,302,000	SSB	10/05/2016	(94,799)
USD	9,924,085	MXN	187,242,000	BNP	10/05/2016	(1,440)
USD	87,591	MXN	1,658,000	MS	10/05/2016	(298)
USD	9,393	TRY	28,000	MS	10/05/2016	(6)
USD	2,173,513	TRY	6,489,000	SSB	10/05/2016	(4,755)

						(1,824,877)

			Net unrealized depreciation			$(1,004,486)

Counterparties:

BNP — BNP Paribas SA

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

RBS — Royal Bank of Scotland PLC

SSB — State Street Bank London

Currency Abbreviations:

BRL — Brazilian Real

EUR — Euro

HKD — Hong Kong Dollar

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican Peso

RUB — New Russian Ruble

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$180,052,571	$—	$—	$180,052,571
Money market funds	119,104	—	—	119,104

Total	$180,171,675	$—	$—	$180,171,675

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$820,391	$—	$820,391
Liabilities:
Forward currency contracts	—	(1,824,877)	—	(1,824,877)

Total	$—	$(1,004,486)	$—	$(1,004,486)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2016

Security	Shares	Value
INVESTMENT COMPANIES — 99.75%

EXCHANGE-TRADED FUNDS — 99.75%
iShares Edge MSCI Min Vol Emerging Markets ETF[a]	115,665	$6,161,475

		6,161,475

TOTAL INVESTMENT COMPANIES
(Cost: $5,835,753)		6,161,475

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[b,c]	3,286	3,286

		3,286

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,286)		3,286

Value
TOTAL INVESTMENTS IN SECURITIES — 99.81%
(Cost: $5,839,039)[d]	$6,164,761
Other Assets, Less Liabilities — 0.19%	12,031

NET ASSETS — 100.00%	$6,176,792

[a]	Affiliated issuer. See Schedule 1.
[b]	Affiliated money market fund.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments for federal income tax purposes was $5,851,204. Net unrealized appreciation was $313,557, of which $313,557 represented gross unrealized appreciation on securities and $ — represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares Edge MSCI Min Vol Emerging Markets ETF	—	125,724	(10,059)	115,665	$6,161,475	$106,334	$(10,601)

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2016 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
INR	19,410,000	USD	289,485	RBS	09/06/2016	$160
MXN	6,000	USD	318	HSBC	09/06/2016	1
RUB	69,000	USD	1,033	MS	09/06/2016	22
USD	65,233	HKD	506,000	MS	09/06/2016	4
USD	1,105,517	HKD	8,571,000	RBS	09/06/2016	616
USD	1,470	KRW	1,638,000	MS	09/06/2016	2
USD	9,234	PLN	36,000	MS	09/06/2016	24
USD	119,839	ZAR	1,717,000	BBP	09/06/2016	3,143
USD	5,802	ZAR	81,000	MS	09/06/2016	297
BRL	24,000	USD	7,347	JPM	10/05/2016	15
KRW	31,821,000	USD	28,504	JPM	10/05/2016	7
MXN	36,000	USD	1,906	HSBC	10/05/2016	3
MXN	106,000	USD	5,601	MS	10/05/2016	18

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2016

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
PLN	31,000	USD	7,920	MS	10/05/2016	$6
USD	117,846	BRL	384,000	RBS	10/05/2016	60
USD	1,173,685	HKD	9,101,000	CSFB	10/05/2016	100
USD	65,254	HKD	506,000	MS	10/05/2016	5
USD	3,775	INR	254,000	JPM	10/05/2016	1
USD	464,268	MXN	8,666,000	RBC	10/05/2016	4,892
USD	188,074	PLN	732,000	CITI	10/05/2016	912
USD	31,720	RUB	2,076,000	JPM	10/05/2016	220
USD	1,947,322	TWD	61,549,000	JPM	10/05/2016	4,589
USD	122,626	ZAR	1,780,000	BBP	10/05/2016	2,334

						17,431

BRL	384,000	USD	118,922	RBS	09/06/2016	(131)
HKD	9,063,000	USD	1,168,432	CSFB	09/06/2016	(106)
HKD	14,000	USD	1,805	MS	09/06/2016	—
KRW	1,475,527,000	USD	1,322,749	RBS	09/06/2016	(51)
KRW	6,155,000	USD	5,525	SSB	09/06/2016	(8)
MXN	23,000	USD	1,223	MS	09/06/2016	(1)
MXN	8,666,000	USD	465,544	RBC	09/06/2016	(4,922)
PLN	732,000	USD	188,188	CITI	09/06/2016	(913)
PLN	4,000	USD	1,024	MS	09/06/2016	(1)
RUB	2,076,000	USD	31,949	JPM	09/06/2016	(228)
TWD	61,549,000	USD	1,943,755	JPM	09/06/2016	(4,519)
USD	4,584	BRL	15,000	MS	09/06/2016	(56)
USD	110,172	BRL	365,000	RBS	09/06/2016	(2,741)
USD	1,218	BRL	4,000	SSB	09/06/2016	(20)
USD	417	INR	28,000	MS	09/06/2016	(1)
USD	286,862	INR	19,346,000	RBS	09/06/2016	(1,828)
USD	536	INR	36,000	SSB	09/06/2016	(1)
USD	1,311,979	KRW	1,480,044,000	SCB	09/06/2016	(14,768)
USD	460,555	MXN	8,695,000	GS	09/06/2016	(1,609)
USD	177,949	PLN	700,000	MS	09/06/2016	(1,139)
USD	31,427	RUB	2,110,000	JPM	09/06/2016	(813)
USD	525	RUB	35,000	SSB	09/06/2016	(10)
USD	1,888,213	TWD	60,183,000	JPM	09/06/2016	(7,985)
USD	41,027	TWD	1,306,000	MS	09/06/2016	(122)
USD	1,888	TWD	60,000	SSB	09/06/2016	(2)
ZAR	1,780,000	USD	123,338	BBP	09/06/2016	(2,361)
ZAR	18,000	USD	1,288	MS	09/06/2016	(64)
INR	923,000	USD	13,718	JPM	10/05/2016	(5)
RUB	47,000	USD	714	JPM	10/05/2016	(1)
TWD	295,000	USD	9,313	BNP	10/05/2016	(1)
TWD	173,000	USD	5,469	JPM	10/05/2016	(8)
USD	288,025	INR	19,410,000	RBS	10/05/2016	(345)
USD	1,321,920	KRW	1,475,527,000	RBS	10/05/2016	(106)
USD	3,511	ZAR	52,000	MS	10/05/2016	(3)
ZAR	24,000	USD	1,623	RBS	10/05/2016	(2)

						(44,871)

			Net unrealized depreciation			$(27,440)

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas SA

CITI — Citibank N.A. London

CS — Credit Suisse

CSFB — Credit Suisse First Boston

GS — Goldman Sachs International

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2016

HSBC — HSBC Bank PLC

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

RBC — Royal Bank of Canada

RBS — Royal Bank of Scotland PLC

SCB — Standard Chartered Bank, London

SSB — State Street Bank London

Currency abbreviations:

BRL — Brazilian Real

HKD — Hong Kong Dollar

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican Peso

PLN — Polish Zloty

RUB — New Russian Ruble

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$6,161,475	$—	$—	$6,161,475
Money market funds	3,286	—	—	3,286

Total	$6,164,761	$—	$—	$6,164,761

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$17,431	$—	$17,431
Liabilities:
Forward currency contracts	—	(44,871)	—	(44,871)

Total	$—	$(27,440)	$—	$(27,440)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.82%

BRAZIL — 1.78%
Ambev SA	2,870,000	$17,031,140
BRF SA	316,100	5,263,772
Cielo SA	3,649,497	37,907,911
Raia Drogasil SA	641,300	11,835,235
TOTVS SA	641,300	5,949,348

		77,987,406
CHILE — 3.40%
AES Gener SA	12,582,080	5,048,548
Aguas Andinas SA Series A	49,831,990	29,943,383
Banco de Chile	489,514,689	54,339,245
Banco de Credito e Inversiones	106,434	4,714,496
Cia. Cervecerias Unidas SA	656,989	6,963,863
Colbun SA	107,197,780	22,556,568
Empresa Nacional de Electricidad SA/Chile	14,335,240	10,730,103
Empresas COPEC SA	393,037	3,452,505
Endesa Americas SA	13,213,480	5,918,311
SACI Falabella	731,440	5,226,141

		148,893,163
CHINA — 21.72%
3SBio Inc.[a,b,c]	7,380,000	7,535,321
AAC Technologies Holdings Inc.	2,870,000	32,726,528
Agricultural Bank of China Ltd. Class H	35,260,000	14,500,841
ANTA Sports Products Ltd.[c]	4,787,000	12,959,938
Baidu Inc.[a]	38,540	6,593,038
Bank of China Ltd. Class H	85,280,000	38,370,090
Bank of Communications Co. Ltd. Class H	5,600,000	4,324,492
Beijing Capital International Airport Co. Ltd. Class H	9,574,000	10,799,948
Beijing Enterprises Holdings Ltd.	361,000	2,071,035
Beijing Enterprises Water Group Ltd.[c]	7,948,000	5,543,389
China CITIC Bank Corp. Ltd. Class H	10,660,000	7,036,349
China Communications Services Corp. Ltd. Class H	27,460,000	16,143,050
China Construction Bank Corp. Class H	46,250,000	34,582,783

Security	Shares	Value
China Everbright Bank Co. Ltd. Class H	25,112,000	$11,881,399
China Gas Holdings Ltd.[c]	1,444,000	2,453,595
China Huishan Dairy Holdings Co. Ltd.[c]	81,180,000	31,187,856
China Medical System Holdings Ltd.[c]	10,478,000	17,560,705
China Mengniu Dairy Co. Ltd.	11,319,000	21,480,089
China Merchants Holdings International Co. Ltd.[c]	1,444,000	4,114,146
China Minsheng Banking Corp. Ltd. Class H	2,800,100	3,010,647
China Mobile Ltd.	4,510,000	55,700,906
China Petroleum & Chemical Corp. Class H	29,086,000	21,111,184
China Resources Beer Holdings Co. Ltd.	6,560,000	15,138,299
China Resources Gas Group Ltd.[c]	6,322,000	21,190,834
China Resources Power Holdings Co. Ltd.	3,070,000	5,303,510
COSCO Pacific Ltd.	6,322,000	6,846,269
CSPC Pharmaceutical Group Ltd.	19,680,000	19,104,702
ENN Energy Holdings Ltd.	582,000	3,260,115
Guangdong Investment Ltd.	32,338,000	50,028,169
Haier Electronics Group Co. Ltd.	2,492,000	4,170,066
Hengan International Group Co. Ltd.	3,613,000	30,578,973
Industrial & Commercial Bank of China Ltd. Class H	41,820,000	26,579,766
Jiangsu Expressway Co. Ltd. Class H	25,902,000	36,398,208
Lenovo Group Ltd.[c]	20,956,000	14,129,613
Luye Pharma Group Ltd.[a]	4,510,000	2,866,445
Netease Inc.	90,200	19,119,694
New Oriental Education & Technology Group Inc. ADR	168,100	6,636,588
PetroChina Co. Ltd. Class H	4,696,000	3,136,014
Semiconductor Manufacturing International Corp.[a]	168,920,000	18,510,587
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,888,000	1,869,051

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	10,660,000	$17,716,920
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	3,568,100	9,797,986
Shenzhou International Group Holdings Ltd.[c]	7,604,000	49,946,666
Sino Biopharmaceutical Ltd.	41,000,000	26,322,880
Sinopharm Group Co. Ltd. Class H	939,200	4,812,995
Sun Art Retail Group Ltd.[c]	29,629,000	19,060,652
TAL Education Group Class A ADR[a]	371,460	22,198,450
Tencent Holdings Ltd.	2,917,700	75,907,031
TravelSky Technology Ltd. Class H	8,200,000	17,844,587
Tsingtao Brewery Co. Ltd. Class H	1,900,000	6,368,647
Want Want China Holdings Ltd.[c]	4,920,000	3,241,203
YY Inc. ADR[a]	248,460	12,783,267
Zhejiang Expressway Co. Ltd. Class H	29,086,000	32,435,479
ZTE Corp. Class H	4,534,720	6,126,775

		951,117,770
COLOMBIA — 0.15%
Corp. Financiera Colombiana SA	507,488	6,693,660

		6,693,660
CZECH REPUBLIC — 0.47%
CEZ AS	128,272	2,235,216
Komercni Banka AS	344,400	11,636,621
O2 Czech Republic AS	714,220	6,668,710

		20,540,547
EGYPT — 0.44%
Commercial International Bank Egypt SAE	3,510,608	19,328,220

		19,328,220
HUNGARY — 0.89%
MOL Hungarian Oil & Gas PLC	232,880	14,517,183
Richter Gedeon Nyrt	1,188,180	24,340,393

		38,857,576
INDIA — 4.50%
Aurobindo Pharma Ltd.	508,400	6,003,705
Cipla Ltd.	369,000	3,156,914

Security	Shares	Value
Coal India Ltd.	546,940	$2,723,675
Dabur India Ltd.	7,130,720	30,942,022
Divi’s Laboratories Ltd.	869,200	17,164,656
Dr. Reddy’s Laboratories Ltd.	176,300	8,134,098
HCL Technologies Ltd.	768,340	8,932,225
Hindustan Unilever Ltd.	562,520	7,702,836
Infosys Ltd.	1,434,180	22,182,998
Marico Ltd.	1,025,820	4,465,082
Sun Pharmaceuticals Industries Ltd.	1,599,000	18,519,701
Tata Consultancy Services Ltd.	824,920	30,933,576
Tech Mahindra Ltd.	1,114,380	7,800,826
Wipro Ltd.	3,845,800	28,233,352

		196,895,666
INDONESIA — 4.94%
Bank Central Asia Tbk PT	41,820,000	47,447,493
Gudang Garam Tbk PT	885,200	4,297,541
Hanjaya Mandala Sampoerna Tbk PT	24,354,000	7,307,118
Indofood CBP Sukses Makmur Tbk PT	10,063,000	7,567,163
Indofood Sukses Makmur Tbk PT	38,868,000	23,221,176
Jasa Marga Persero Tbk PT	5,904,000	2,163,094
Kalbe Farma Tbk PT	176,136,000	23,834,461
Telekomunikasi Indonesia Persero Tbk PT	166,788,000	52,934,601
Tower Bersama Infrastructure Tbk PT	12,989,800	5,459,339
Unilever Indonesia Tbk PT	12,218,000	42,046,868

		216,278,854
MALAYSIA — 7.52%
Axiata Group Bhd[c]	14,842,000	20,091,870
Berjaya Sports Toto Bhd	2,952,098	2,438,547
DiGi.Com Bhd[c]	4,018,000	4,973,582
Hartalega Holdings Bhd	1,968,000	2,125,469
Hong Leong Bank Bhd	10,578,000	34,116,691
IHH Healthcare Bhd	37,556,000	60,563,738
Malayan Banking Bhd[c]	24,272,000	46,802,377
Maxis Bhd[c]	22,140,000	34,284,108
Petronas Chemicals Group Bhd	7,790,000	12,850,475
Petronas Dagangan Bhd	641,300	3,700,264
Petronas Gas Bhd	3,893,300	21,312,109
Public Bank Bhd	12,300,080	60,052,172
Telekom Malaysia Bhd	8,610,000	14,521,613

SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Tenaga Nasional Bhd	3,198,000	$11,623,356

		329,456,371
MEXICO — 3.26%
America Movil SAB de CV	8,774,000	5,235,919
Arca Continental SAB de CV	4,626,600	28,732,427
Coca-Cola Femsa SAB de CV Series L	722,600	5,363,372
El Puerto de Liverpool SAB de CV Series C1	3,798,580	41,225,476
Fibra Uno Administracion SA de CV	1,698,200	3,272,424
Gruma SAB de CV Series B	791,765	10,500,918
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,804,000	17,854,760
Grupo Aeroportuario del Sureste SAB de CV Series B	520,700	7,913,122
Grupo Bimbo SAB de CV	966,500	2,739,879
Wal-Mart de Mexico SAB de CV	8,843,500	20,115,960

		142,954,257
PERU — 1.20%
Cia. de Minas Buenaventura SA ADR[a]	340,300	4,206,108
Credicorp Ltd.	308,320	48,307,578

		52,513,686
PHILIPPINES — 5.04%
Aboitiz Equity Ventures Inc.	19,401,200	31,228,458
Aboitiz Power Corp.	33,374,000	32,589,699
Bank of the Philippine Islands	16,039,204	36,315,828
BDO Unibank Inc.	10,701,000	26,250,119
International Container Terminal Services Inc.	1,518,490	2,737,486
Jollibee Foods Corp.	5,280,800	27,766,842
Metropolitan Bank & Trust Co.	7,314,401	13,107,683
PLDT Inc.	811,804	31,813,587
Robinsons Land Corp.	3,362,000	2,301,702
Security Bank Corp.	1,197,200	5,483,045
Universal Robina Corp.	2,738,800	10,991,643

		220,586,092
POLAND — 1.56%
Bank Pekao SA	476,420	15,986,840
Bank Zachodni WBK SA	97,378	7,991,701
Cyfrowy Polsat SAa	636,664	4,004,227
Eurocash SA	185,091	2,034,825
Grupa Lotos SAa	348,322	2,587,023

Security	Shares	Value
PGE Polska Grupa Energetyczna SA	6,634,620	$19,574,703
Polski Koncern Naftowy ORLEN SA	502,701	8,354,038
Powszechny Zaklad Ubezpieczen SA	1,128,320	7,976,286

		68,509,643
QATAR — 2.88%
Commercial Bank QSC (The)	2,167,260	24,997,575
Doha Bank QSC	435,810	4,494,120
Masraf Al Rayan QSC	251,740	2,627,081
Qatar Electricity & Water Co. QSC	624,840	37,150,469
Qatar Gas Transport Co. Ltd.	496,100	3,406,017
Qatar Insurance Co. SAQ	522,340	12,479,871
Qatar Islamic Bank SAQ	741,280	22,555,872
Qatar National Bank SAQ	361,620	16,187,420
Vodafone Qatar QSC[a]	658,460	2,151,860

		126,050,285
RUSSIA — 0.32%
Rosneft PJSC	906,120	4,781,424
Rosneft PJSC GDR[d]	1,806,146	9,437,113

		14,218,537
SOUTH AFRICA — 1.93%
Bid Corp. Ltd.[a]	434,600	7,974,773
Bidvest Group Ltd. (The)	449,043	4,638,701
Fortress Income Fund Ltd. Class A	8,316,111	9,285,871
New Europe Property Investments PLC	1,056,160	11,732,918
Pick n Pay Stores Ltd.	2,865,900	14,352,726
SPAR Group Ltd. (The)	868,909	11,338,102
Tiger Brands Ltd.	99,004	2,567,053
Vodacom Group Ltd.	2,177,100	22,627,464

		84,517,608
SOUTH KOREA — 10.77%
AmorePacific Corp.	47,560	16,464,717
AmorePacific Group	77,080	10,023,856
Cheil Worldwide Inc.	254,200	3,624,915
CJ CheilJedang Corp.	22,960	8,020,556
CJ Korea Express Corp.[a,c]	26,240	4,730,260
Coway Co. Ltd.	89,380	6,685,464
Dongbu Insurance Co. Ltd.	566,024	34,266,027
E-MART Inc.	35,260	4,980,673

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Hyundai Marine & Fire Insurance Co. Ltd.	896,812	$27,185,870
Kakao Corp.[c]	49,200	3,587,408
Kangwon Land Inc.	902,000	31,913,812
KEPCO Plant Service & Engineering Co. Ltd.	39,360	2,273,349
Kia Motors Corp.	295,200	11,106,404
Korea Electric Power Corp.	414,100	21,540,628
KT Corp.	262,836	7,448,984
KT&G Corp.	421,726	44,252,863
LG Display Co. Ltd.	131,200	3,535,928
Lotte Confectionery Co. Ltd.	32,800	4,986,188
Lotte Shopping Co. Ltd.	23,780	4,329,453
NAVER Corp.	25,234	19,123,525
NCsoft Corp.	50,020	12,112,466
Orion Corp./Republic of Korea	7,380	4,917,794
S-1 Corp.	360,800	33,329,507
Samsung Electronics Co. Ltd.	16,400	23,827,803
Samsung Fire & Marine Insurance Co. Ltd.	111,520	27,004,843
Samsung Life Insurance Co. Ltd.	346,860	32,041,776
SK Hynix Inc.	348,500	11,392,668
SK Telecom Co. Ltd.	163,180	31,977,426
Yuhan Corp.	95,940	24,823,937

		471,509,100
TAIWAN — 17.02%
Advanced Semiconductor Engineering Inc.	3,170,000	3,896,251
Advantech Co. Ltd.	3,161,481	25,855,386
Asia Cement Corp.	22,018,125	19,672,361
Asustek Computer Inc.	1,915,000	16,204,519
Chicony Electronics Co. Ltd.	11,379,801	28,153,177
China Airlines Ltd.	44,280,828	12,852,821
Chunghwa Telecom Co. Ltd.	18,040,000	64,813,350
Delta Electronics Inc.	3,519,000	18,298,955
EVA Airways Corp.	7,590,643	3,516,568
Far EasTone Telecommunications Co. Ltd.	22,673,000	52,805,178
First Financial Holding Co. Ltd.	68,515,627	35,196,569
Formosa Chemicals & Fibre Corp.	820,300	2,130,213
Formosa Petrochemical Corp.	8,039,000	23,511,108
Formosa Plastics Corp.	6,663,840	16,444,073
Formosa Taffeta Co. Ltd.	11,321,000	10,935,493

Security	Shares	Value
Foxconn Technology Co. Ltd.	5,600,328	$15,708,205
Hon Hai Precision Industry Co. Ltd.	13,943,750	38,670,995
Hua Nan Financial Holdings Co. Ltd.	60,087,033	30,961,472
Lite-On Technology Corp.	26,950,752	40,769,483
Novatek Microelectronics Corp.	722,000	2,468,823
OBI Pharma Inc.[a]	72,000	900,837
Powertech Technology Inc.	3,161,000	8,248,556
President Chain Store Corp.	3,169,000	25,217,771
Quanta Computer Inc.	4,100,000	7,584,816
Standard Foods Corp.	1,997,497	4,929,138
Synnex Technology International Corp.	18,081,000	19,089,315
Taiwan Business Bank[a]	18,040,921	4,821,450
Taiwan Cement Corp.	2,348,000	2,682,435
Taiwan Cooperative Financial Holding Co. Ltd.	115,760,321	50,892,878
Taiwan Mobile Co. Ltd.	17,381,000	61,076,299
Taiwan Semiconductor Manufacturing Co. Ltd.	13,120,000	72,772,884
Transcend Information Inc.	4,100,000	11,823,009
United Microelectronics Corp.	10,660,000	3,863,475
WPG Holdings Ltd.	7,226,000	8,596,823

		745,364,686
THAILAND — 6.42%
Advanced Info Service PCL NVDR	2,268,000	10,843,524
Airports of Thailand PCL NVDR	1,779,500	20,665,858
Bangkok Dusit Medical Services PCL NVDR	46,447,200	31,532,383
Bangkok Expressway & Metro PCL	85,747,800	19,074,058
BTS Group Holdings PCL NVDR	131,958,500	34,499,702
Bumrungrad Hospital PCL NVDR	3,649,400	17,922,549
Central Pattana PCL NVDR	1,616,900	2,814,295
CP ALL PCL NVDR	18,589,200	33,429,466
Delta Electronics Thailand PCL NVDR[c]	11,363,000	24,291,488
Electricity Generating PCL NVDR	2,999,700	17,114,898
Energy Absolute PCL NVDR[c]	6,984,100	5,094,496
Glow Energy PCL NVDR	4,380,300	10,123,326

SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Home Product Center PCL NVDR	30,449,000	$9,588,020
Kasikornbank PCL NVDR[c]	1,809,000	10,321,316
Minor International PCL NVDR	3,893,300	4,639,500
PTT PCL NVDR	1,302,000	13,127,009
Robinson Department Store PCL NVDR	3,975,300	7,349,863
Siam Cement PCL (The) Foreign	153,500	2,350,248
Thai Oil PCL NVDR	3,000,400	6,132,464

		280,914,463
UNITED ARAB EMIRATES — 2.61%
Abu Dhabi Commercial Bank PJSC	3,045,480	5,323,019
DP World Ltd.	1,298,880	24,029,280
Dubai Islamic Bank PJSC	4,723,200	7,020,955
Emirates Telecommunications Group Co. PJSC	4,123,780	22,173,275
First Gulf Bank PJSC	7,765,400	24,735,286
National Bank of Abu Dhabi PJSC	12,509,100	31,059,049

		114,340,864

TOTAL COMMON STOCKS
(Cost: $4,145,157,469)		4,327,528,454

PREFERRED STOCKS — 0.68%

COLOMBIA — 0.44%
Grupo de Inversiones Suramericana SA	1,483,713	19,188,109

		19,188,109
RUSSIA — 0.15%
Transneft PJSC	2,799	6,635,270

		6,635,270
SOUTH KOREA — 0.09%
Samsung Electronics Co. Ltd.	3,161	3,753,510

		3,753,510

TOTAL PREFERRED STOCKS
(Cost: $30,400,479)		29,576,889

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.75%

MONEY MARKET FUNDS — 2.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	110,089,754	$110,089,754
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	10,381,725	10,381,725

		120,471,479

TOTAL SHORT-TERM INVESTMENTS
(Cost: $120,471,479)		120,471,479

TOTAL INVESTMENTS IN SECURITIES — 102.25%
(Cost: $4,296,029,427)[h]		4,477,576,822
Other Assets, Less Liabilities — (2.25)%		(98,535,955)

NET ASSETS — 100.00%		$4,379,040,867

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $4,370,948,799. Net unrealized appreciation was $106,628,023, of which $395,466,839 represented gross unrealized appreciation on securities and $288,838,816 represented gross unrealized depreciation on securities.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,327,528,454	$—	$—	$4,327,528,454
Preferred stocks	29,576,889	—	—	29,576,889
Money market funds	120,471,479	—	—	120,471,479

Total	$4,477,576,822	$—	$—	$4,477,576,822

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 95.59%

BRAZIL — 4.55%
AES Tiete Energia SA	1,364,400	$7,046,039
Ambev SA	35,819,815	212,561,769
Banco Bradesco SA	6,393,808	57,535,968
Banco do Brasil SA	6,557,374	47,064,336
Banco Santander Brasil SA Units	3,225,400	22,621,087
BB Seguridade Participacoes SA	5,312,800	47,890,445
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	13,176,900	72,978,625
BR Malls Participacoes SAa	4,375,320	16,695,977
BRF SA	4,630,485	77,107,928
CCR SA	6,728,800	35,497,968
CETIP SA – Mercados Organizados	1,699,729	22,969,311
Cia. de Saneamento Basico do Estado de Sao Paulo	2,629,124	23,894,475
Cia. Siderurgica Nacional SAa	4,765,428	12,673,227
Cielo SA	7,774,697	80,757,027
Cosan SA Industria e Comercio	943,500	10,976,087
CPFL Energia SA	1,591,967	11,445,740
Duratex SA	2,382,955	6,403,574
EDP – Energias do Brasil SA	2,208,600	9,766,522
Embraer SA	5,050,800	22,381,707
Engie Brasil Energia SA	1,221,200	14,727,812
Equatorial Energia SA	1,514,700	23,686,802
Fibria Celulose SA	1,882,261	12,811,109
Hypermarcas SA	2,647,400	21,367,166
JBS SA	5,443,765	21,042,446
Klabin SA Units	4,206,500	22,113,458
Kroton Educacional SA	10,530,780	44,939,317
Localiza Rent A Car SA	1,199,289	14,949,391
Lojas Americanas SA	1,235,750	5,338,434
Lojas Renner SA	4,905,300	38,877,741
M. Dias Branco SA	254,700	9,530,181
Multiplan Empreendimentos Imobiliarios SA	615,300	11,094,732
Natura Cosmeticos SA	1,314,200	12,663,267
Odontoprev SA	2,085,500	8,222,563
Petroleo Brasileiro SAa	22,949,274	104,605,201
Porto Seguro SA	869,300	7,405,905
Qualicorp SA	1,687,700	11,836,550

Security	Shares	Value
Raia Drogasil SA	1,758,800	$32,458,774
Rumo Logistica Operadora Multimodal SAa	6,131,000	13,650,566
Sul America SA	1,354,965	6,842,284
TIM Participacoes SA	6,441,476	16,552,868
TOTVS SA	959,000	8,896,654
Transmissora Alianca de Energia Eletrica SA Units	654,900	4,698,398
Ultrapar Participacoes SA	2,747,300	63,232,587
Vale SA	9,844,748	51,570,917
WEG SA	4,307,120	22,016,418

		1,403,399,353
CHILE — 1.06%
AES Gener SA	19,963,521	8,010,345
Aguas Andinas SA Series A	20,171,631	12,120,866
Banco de Chile	188,179,239	20,889,093
Banco de Credito e Inversiones	281,941	12,488,581
Banco Santander Chile	509,360,438	26,853,067
Cencosud SA	10,311,435	30,342,850
Cia. Cervecerias Unidas SA	1,111,672	11,783,350
Colbun SA	60,448,059	12,719,487
Empresa Nacional de Electricidad SA/Chile	25,207,577	18,868,180
Empresa Nacional de Telecomunicaciones SAa	1,089,602	10,327,529
Empresas CMPC SA	9,463,232	18,868,476
Empresas COPEC SA	3,481,793	30,584,675
Endesa Americas SA	25,205,029	11,289,319
Enersis Americas SA	150,992,168	25,088,258
Enersis Chile SA	150,158,414	16,111,152
Itau CorpBanca	1,211,107,021	10,450,543
LATAM Airlines Group SAa	2,305,593	18,385,175
SACI Falabella	4,511,721	32,236,263

		327,417,209
CHINA — 26.62%
3SBio Inc.[a,b,c]	7,580,500	7,740,041
58.com Inc. ADR[a,c]	591,747	26,924,488
AAC Technologies Holdings Inc.	5,637,000	64,278,551
Agricultural Bank of China Ltd. Class H	187,959,000	77,299,025
Air China Ltd. Class H	13,854,000	10,251,969
Alibaba Group Holding Ltd. ADR[a,c]	8,537,179	829,728,427

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Alibaba Health Information Technology Ltd.[a]	23,800,000	$14,819,867
Alibaba Pictures Group Ltd.[a,c]	85,460,000	17,628,001
Aluminum Corp. of China Ltd. Class Ha,c	30,172,000	11,319,241
Anhui Conch Cement Co. Ltd. Class H	9,381,500	26,366,287
ANTA Sports Products Ltd.[c]	7,663,402	20,747,277
AviChina Industry & Technology Co. Ltd. Class H	16,029,000	11,778,812
Baidu Inc.[a]	2,067,091	353,617,257
Bank of China Ltd. Class H	605,663,000	272,506,381
Bank of Communications Co. Ltd. Class H	67,198,600	51,892,818
Beijing Capital International Airport Co. Ltd. Class H	11,630,000	13,119,219
Beijing Enterprises Holdings Ltd.	3,882,500	22,273,665
Beijing Enterprises Water Group Ltd.[c]	33,050,000	23,050,956
Belle International Holdings Ltd.	48,029,000	31,207,163
Brilliance China Automotive Holdings Ltd.	22,998,000	26,298,677
Byd Co. Ltd. Class Ha,c	4,890,500	34,046,089
CGN Power Co. Ltd. Class Hb	79,972,000	23,197,473
China Cinda Asset Management Co. Ltd. Class H	66,402,000	22,514,231
China CITIC Bank Corp. Ltd. Class H	68,651,800	45,315,012
China Coal Energy Co. Ltd. Class Ha,c	16,966,000	8,114,721
China Communications Construction Co. Ltd. Class H	33,763,000	36,824,054
China Communications Services Corp. Ltd. Class H	18,300,000	10,758,114
China Conch Venture Holdings Ltd.	10,362,000	19,931,162
China Construction Bank Corp. Class H	641,065,760	479,347,846
China COSCO Holdings Co. Ltd. Class Ha,c	19,955,500	6,637,469
China Everbright Bank Co. Ltd. Class H	24,663,000	11,668,961

Security	Shares	Value
China Everbright International Ltd.[c]	18,881,000	$24,146,649
China Everbright Ltd.	6,916,000	14,354,930
China Evergrande Group[c]	31,136,388	21,515,588
China Galaxy Securities Co. Ltd. Class H	22,605,500	21,186,964
China Gas Holdings Ltd.[c]	13,076,000	22,218,285
China Huishan Dairy Holdings Co. Ltd.[c]	31,988,000	12,289,198
China Jinmao Holdings Group Ltd.	27,964,000	8,724,386
China Life Insurance Co. Ltd. Class H	56,673,000	135,458,461
China Longyuan Power Group Corp. Ltd.	24,302,000	20,427,246
China Medical System Holdings Ltd.[c]	9,413,000	15,775,808
China Mengniu Dairy Co. Ltd.	20,958,000	39,772,039
China Merchants Bank Co. Ltd. Class H	29,856,967	72,672,129
China Merchants Holdings International Co. Ltd.[c]	9,642,000	27,471,325
China Minsheng Banking Corp. Ltd. Class H	45,526,540	48,949,798
China Mobile Ltd.	46,760,500	577,517,117
China National Building Material Co. Ltd. Class H	21,392,000	9,652,496
China Oilfield Services Ltd. Class H	13,374,000	10,500,230
China Overseas Land & Investment Ltd.	30,092,960	99,511,319
China Pacific Insurance Group Co. Ltd. Class H	20,123,600	70,825,317
China Petroleum & Chemical Corp. Class H	194,798,800	141,388,757
China Power International Development Ltd.	25,005,000	9,445,277
China Railway Construction Corp. Ltd. Class H	15,038,500	18,398,861
China Railway Group Ltd. Class H	30,476,000	22,591,549
China Resources Beer Holdings Co. Ltd.	12,300,000	28,384,310
China Resources Gas Group Ltd.[c]	6,646,000	22,276,856

SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
China Resources Land Ltd.	21,079,333	$59,378,403
China Resources Power Holdings Co. Ltd.	14,346,999	24,784,837
China Shenhua Energy Co. Ltd. Class H	25,927,500	46,595,462
China Shipping Container Lines Co. Ltd. Class Ha,c	28,856,000	6,026,586
China Southern Airlines Co. Ltd. Class H	13,724,000	8,138,769
China State Construction International Holdings Ltd.	13,488,000	16,101,960
China Taiping Insurance Holdings Co. Ltd.[a]	12,394,460	24,863,222
China Telecom Corp. Ltd. Class H	105,732,000	54,660,176
China Unicom Hong Kong Ltd.	45,522,000	51,585,829
China Vanke Co. Ltd. Class H	9,994,731	25,641,557
Chongqing Changan Automobile Co. Ltd. Class B	6,579,775	10,009,520
Chongqing Rural Commercial Bank Co. Ltd. Class H	19,495,000	11,309,827
CITIC Ltd.[c]	33,002,000	51,991,419
CITIC Securities Co. Ltd. Class H	16,543,500	36,982,536
CNOOC Ltd.	135,941,000	167,018,111
COSCO Pacific Ltd.	12,522,000	13,560,422
Country Garden Holdings Co. Ltd.	42,637,939	21,657,715
CRRC Corp. Ltd. Class H	31,475,300	28,161,096
CSPC Pharmaceutical Group Ltd.	31,412,000	30,493,745
Ctrip.com International Ltd.[a,c]	2,615,679	123,852,401
Dalian Wanda Commercial Properties Co. Ltd. Class Hb	4,595,300	31,220,848
Dongfeng Motor Group Co. Ltd. Class H	20,470,000	21,877,242
ENN Energy Holdings Ltd.	5,710,000	31,984,981
Far East Horizon Ltd.	14,495,000	13,548,039
Fosun International Ltd.	19,487,500	26,982,402
GCL-Poly Energy Holdings Ltd.[c]	100,052,000	14,188,571
Geely Automobile Holdings Ltd.[c]	40,290,000	32,307,835
GF Securities Co. Ltd. Class H	10,448,400	22,764,426
GOME Electrical Appliances Holding Ltd.[c]	92,765,200	11,002,544

Security	Shares	Value
Great Wall Motor Co. Ltd. Class H	23,563,000	$22,874,192
Guangdong Investment Ltd.	21,358,110	33,041,844
Guangzhou Automobile Group Co. Ltd. Class H	16,112,742	22,185,075
Guangzhou R&F Properties Co. Ltd. Class H	7,558,800	12,765,692
Haier Electronics Group Co. Ltd.	9,600,000	16,064,460
Haitian International Holdings Ltd.	4,762,000	9,589,382
Haitong Securities Co. Ltd. Class H	23,344,400	40,629,052
Hengan International Group Co. Ltd.	5,507,500	46,613,256
Huadian Power International Corp. Ltd. Class H	12,116,000	5,420,121
Huaneng Power International Inc. Class H	31,878,000	19,397,835
Huaneng Renewables Corp. Ltd. Class H	30,700,000	11,398,588
Huatai Securities Co. Ltd. Class Hb	11,235,200	23,783,412
Industrial & Commercial Bank of China Ltd. Class H	562,036,085	357,216,347
JD.com Inc. ADR[a,c]	5,229,105	132,871,558
Jiangsu Expressway Co. Ltd. Class H	9,134,000	12,835,350
Jiangxi Copper Co. Ltd. Class H	9,628,000	11,121,524
Kingsoft Corp. Ltd.[c]	5,985,000	12,237,355
Kunlun Energy Co. Ltd.	24,218,000	17,827,670
Lenovo Group Ltd.[c]	54,812,000	36,957,071
Longfor Properties Co. Ltd.	11,304,500	18,217,198
Luye Pharma Group Ltd.[a]	9,958,000	6,329,060
Netease Inc.	603,731	127,972,860
New China Life Insurance Co. Ltd. Class H	5,951,500	24,207,281
New Oriental Education & Technology Group Inc. ADR	1,019,819	40,262,454
Nine Dragons Paper Holdings Ltd.	12,413,000	9,969,767
People’s Insurance Co. Group of China Ltd. (The) Class H	52,899,000	21,277,581
PetroChina Co. Ltd. Class H	160,990,000	107,510,001

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
PICC Property & Casualty Co. Ltd. Class H	35,034,128	$57,902,797
Ping An Insurance Group Co. of China Ltd. Class H	39,754,500	205,774,735
Qunar Cayman Islands Ltd. ADR[a,c]	272,396	8,095,609
Semiconductor Manufacturing International Corp.[a]	210,624,000	23,080,594
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	13,508,000	8,742,084
Shanghai Electric Group Co. Ltd. Class Ha,c	21,024,000	9,350,927
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	3,051,000	8,850,034
Shanghai Industrial Holdings Ltd.	3,798,000	9,890,689
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	6,772,348	11,255,642
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	5,339,700	14,662,792
Shenzhou International Group Holdings Ltd.[c]	4,229,000	27,778,071
Shimao Property Holdings Ltd.	9,328,500	12,988,404
Shui On Land Ltd.	29,527,600	8,374,734
Sino Biopharmaceutical Ltd.	34,102,000	21,894,216
Sino-Ocean Group Holding Ltd.	23,479,000	10,896,883
Sinopec Engineering Group Co. Ltd. Class H	9,391,000	7,784,720
Sinopec Shanghai Petrochemical Co. Ltd. Class H	26,755,000	13,831,508
Sinopharm Group Co. Ltd. Class H	9,131,600	46,795,514
Sinotrans Ltd. Class H	14,811,000	7,332,225
SOHO China Ltd.[c]	16,083,500	9,600,233
SouFun Holdings Ltd. ADR[a,c]	2,219,835	9,989,257
Sun Art Retail Group Ltd.[c]	18,309,500	11,778,697
Sunac China Holdings Ltd.[c]	14,040,000	9,756,096
TAL Education Group Class A ADR[a,c]	329,405	19,685,243
Tencent Holdings Ltd.	43,015,500	1,119,093,422

Security	Shares	Value
Tingyi Cayman Islands Holding Corp.[c]	14,964,000	$13,851,358
TravelSky Technology Ltd. Class H	7,157,000	15,574,843
Tsingtao Brewery Co. Ltd. Class H	2,554,000	8,560,802
Vipshop Holdings Ltd. ADR[a,c]	3,069,926	43,470,152
Want Want China Holdings Ltd.[c]	43,756,000	28,825,624
Weichai Power Co. Ltd. Class H	7,200,400	9,087,816
Yanzhou Coal Mining Co. Ltd. Class H	13,978,800	8,001,531
YY Inc. ADR[a,c]	226,718	11,664,641
Zhejiang Expressway Co. Ltd. Class H	10,456,000	11,660,090
Zhuzhou CRRC Times Electric Co. Ltd. Class H	4,137,000	22,000,355
Zijin Mining Group Co. Ltd. Class H	43,924,000	14,609,717
ZTE Corp. Class H	5,737,600	7,751,964

		8,216,168,635
COLOMBIA — 0.29%
Cementos Argos SA	3,397,543	13,572,689
Corp. Financiera Colombiana SA	772,968	10,195,285
Ecopetrol SAa	36,866,903	16,475,155
Grupo Argos SA/Colombia	2,261,820	15,100,241
Grupo de Inversiones Suramericana SA	1,941,739	25,400,770
Interconexion Electrica SA ESP	2,881,714	9,658,395

		90,402,535
CZECH REPUBLIC — 0.15%
CEZ AS	1,241,044	21,625,929
Komercni Banka AS	600,403	20,286,476
O2 Czech Republic AS	433,964	4,051,945

		45,964,350
EGYPT — 0.15%
Commercial International Bank Egypt SAE	6,271,193	34,527,066
Global Telecom Holding SAE[a]	15,883,295	7,244,111
Talaat Moustafa Group	5,660,437	3,658,907

		45,430,084
GREECE — 0.33%
Alpha Bank AEa,c	10,521,440	20,155,387
Eurobank Ergasias SAa,c	14,235,513	8,482,315

SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
FF Group[c]	250,117	$6,044,918
Hellenic Telecommunications Organization SA	1,870,857	17,711,161
JUMBO SA	767,054	9,354,650
National Bank of Greece SAa	41,734,371	9,807,624
OPAP SA	1,710,900	14,329,465
Piraeus Bank SAa	49,813,173	8,099,992
Titan Cement Co. SA	342,003	7,922,838

		101,908,350
HUNGARY — 0.28%
MOL Hungarian Oil & Gas PLC	273,182	17,029,514
OTP Bank PLC	1,830,042	47,738,686
Richter Gedeon Nyrt	1,051,011	21,530,425

		86,298,625
INDIA — 8.62%
ACC Ltd.	325,183	8,302,193
Adani Ports & Special Economic Zone Ltd.	6,295,099	24,716,982
Ambuja Cements Ltd.	5,285,575	21,937,070
Apollo Hospitals Enterprise Ltd.	609,698	12,290,008
Ashok Leyland Ltd.	8,883,188	11,613,007
Asian Paints Ltd.	2,226,377	38,493,683
Aurobindo Pharma Ltd.	2,046,564	24,167,913
Axis Bank Ltd.	12,289,956	109,530,540
Bajaj Auto Ltd.	644,896	28,681,839
Bajaj Finance Ltd.	125,499	20,634,344
Bharat Forge Ltd.	805,220	10,223,661
Bharat Heavy Electricals Ltd.	4,470,352	9,285,142
Bharat Petroleum Corp. Ltd.	1,545,453	13,906,077
Bharti Airtel Ltd.	7,729,864	38,279,967
Bharti Infratel Ltd.	4,172,647	21,853,904
Bosch Ltd.	58,084	20,961,065
Cadila Healthcare Ltd.	1,545,463	8,790,008
Cairn India Ltd.	3,354,463	9,975,232
Cipla Ltd.	2,680,529	22,932,792
Coal India Ltd.	5,265,955	26,223,622
Container Corp. of India Ltd.	269,947	5,621,242
Dabur India Ltd.	4,024,348	17,462,678
Divi’s Laboratories Ltd.	647,992	12,796,318
Dr. Reddy’s Laboratories Ltd.	899,976	41,522,933
Eicher Motors Ltd.	94,031	31,944,073
GAIL (India) Ltd.	2,511,348	14,396,095
GlaxoSmithKline Consumer Healthcare Ltd.	70,259	6,579,346
Glenmark Pharmaceuticals Ltd.	1,055,438	13,255,620

Security	Shares	Value
Godrej Consumer Products Ltd.	921,188	$20,862,563
Havells India Ltd.	1,858,468	11,588,715
HCL Technologies Ltd.	4,302,855	50,022,215
Hero Motocorp Ltd.	381,254	20,160,577
Hindalco Industries Ltd.	8,550,928	20,333,512
Hindustan Unilever Ltd.	4,950,852	67,794,219
Housing Development Finance Corp. Ltd.	11,512,496	241,604,263
ICICI Bank Ltd.	8,555,860	32,961,205
Idea Cellular Ltd.	9,478,279	13,225,999
Indiabulls Housing Finance Ltd.	2,274,129	27,817,926
Infosys Ltd.	14,057,639	217,434,752
ITC Ltd.	25,846,533	100,364,205
JSW Steel Ltd.	658,665	17,242,133
Larsen & Toubro Ltd.	2,410,785	54,463,150
LIC Housing Finance Ltd.	2,305,151	19,724,754
Lupin Ltd.	1,692,755	37,464,558
Mahindra & Mahindra Financial Services Ltd.	2,188,913	11,644,024
Mahindra & Mahindra Ltd.	2,850,348	61,143,944
Marico Ltd.	3,422,300	14,896,229
Maruti Suzuki India Ltd.	807,106	60,905,349
Motherson Sumi Systems Ltd.	2,459,674	11,846,616
Nestle India Ltd.	175,975	17,146,986
NTPC Ltd.	12,507,269	29,741,415
Oil & Natural Gas Corp. Ltd.	6,423,500	22,664,970
Piramal Enterprises Ltd.	596,346	16,371,688
Power Finance Corp. Ltd.	4,755,771	8,784,364
Reliance Industries Ltd.	9,869,698	156,217,409
Shree Cement Ltd.	63,429	16,266,692
Shriram Transport Finance Co. Ltd.	1,144,034	21,132,257
Siemens Ltd.	560,654	10,599,014
State Bank of India	11,967,566	45,121,852
Sun Pharmaceuticals Industries Ltd.	7,350,585	85,134,855
Tata Consultancy Services Ltd.	3,620,682	135,771,520
Tata Motors Ltd.	12,145,516	97,515,962
Tata Motors Ltd. Class A	2,868,302	14,714,128
Tata Power Co. Ltd.	8,882,600	10,411,887
Tata Steel Ltd.	2,280,028	12,600,244
Tech Mahindra Ltd.	1,799,100	12,593,969
Titan Co. Ltd.	2,303,963	14,397,619
Ultratech Cement Ltd.	276,416	16,628,298
United Spirits Ltd.[a]	497,000	17,165,684
UPL Ltd.	2,688,442	25,649,993

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Vedanta Ltd.	7,829,695	$19,875,290
Wipro Ltd.	4,713,728	34,605,112
Yes Bank Ltd.	2,205,873	44,996,911
Zee Entertainment Enterprises Ltd.	4,485,140	36,131,597

		2,662,117,978
INDONESIA — 2.69%
Adaro Energy Tbk PT	110,559,800	9,584,905
AKR Corporindo Tbk PT	12,720,300	6,400,905
Astra International Tbk PT	153,685,300	94,424,063
Bank Central Asia Tbk PT	94,144,200	106,812,681
Bank Danamon Indonesia Tbk PT	27,978,216	8,605,437
Bank Mandiri Persero Tbk PT	71,589,100	60,579,544
Bank Negara Indonesia Persero Tbk PT	57,567,576	25,496,382
Bank Rakyat Indonesia Persero Tbk PT	84,736,322	74,419,763
Bumi Serpong Damai Tbk PT	58,630,300	9,502,838
Charoen Pokphand Indonesia Tbk PT	57,326,045	16,119,574
Global Mediacom Tbk PT	51,887,600	3,481,339
Gudang Garam Tbk PT	3,732,500	18,120,844
Hanjaya Mandala Sampoerna Tbk PT	69,961,400	20,991,057
Indocement Tunggal Prakarsa Tbk PT	11,188,900	14,929,780
Indofood CBP Sukses Makmur Tbk PT	16,763,600	12,605,873
Indofood Sukses Makmur Tbk PT	34,142,800	20,398,167
Jasa Marga Persero Tbk PT	15,365,400	5,629,540
Kalbe Farma Tbk PT	162,738,515	22,021,533
Lippo Karawaci Tbk PT	143,817,500	11,926,065
Matahari Department Store Tbk PT	17,689,000	26,670,185
Media Nusantara Citra Tbk PT	37,180,000	5,381,500
Perusahaan Gas Negara Persero Tbk PT	83,571,500	19,026,455
Semen Indonesia Persero Tbk PT	22,513,500	16,802,386
Summarecon Agung Tbk PT	75,679,700	9,984,129
Surya Citra Media Tbk PT	43,067,300	9,837,461
Telekomunikasi Indonesia Persero Tbk PT	384,785,800	122,121,992

Security	Shares	Value
Tower Bersama Infrastructure Tbk PT	16,577,900	$6,967,342
Unilever Indonesia Tbk PT	11,666,700	40,149,631
United Tractors Tbk PT	12,971,053	18,334,508
Waskita Karya Persero Tbk PT	34,642,800	7,286,348
XL Axiata Tbk PTa	27,401,300	5,866,543

		830,478,770
MALAYSIA — 2.77%
AirAsia Bhd[c]	9,674,100	7,156,282
Alliance Financial Group Bhd	8,079,500	7,869,319
AMMB Holdings Bhd	14,846,375	16,070,913
Astro Malaysia Holdings Bhd	10,664,600	7,757,507
Axiata Group Bhd[c]	20,278,400	27,451,218
Berjaya Sports Toto Bhd	7,854,892	6,488,445
British American Tobacco Malaysia Bhd	1,036,300	12,577,163
CIMB Group Holdings Bhd	23,158,400	27,409,770
Dialog Group Bhd	24,476,812	9,294,610
DiGi.Com Bhd[c]	26,172,300	32,396,732
Felda Global Ventures Holdings Bhd[c]	9,138,600	5,115,182
Gamuda Bhd[c]	13,246,700	15,939,809
Genting Bhd[c]	17,108,200	32,904,441
Genting Malaysia Bhd	22,914,800	25,087,341
Genting Plantations Bhd	2,262,800	5,914,358
HAP Seng Consolidated Bhd	3,997,400	7,668,542
Hartalega Holdings Bhd[c]	4,558,200	4,922,923
Hong Leong Bank Bhd[c]	4,402,100	14,197,872
Hong Leong Financial Group Bhd	1,449,200	5,746,057
IHH Healthcare Bhd	21,199,300	34,186,518
IJM Corp. Bhd	22,313,140	18,871,673
IOI Corp. Bhd[c]	18,069,220	19,693,244
IOI Properties Group Bhd[c]	14,609,785	9,078,205
Kuala Lumpur Kepong Bhd	3,215,400	18,695,385
Lafarge Malaysia Bhd	3,008,900	5,972,542
Malayan Banking Bhd[c]	25,768,000	49,687,032
Malaysia Airports Holdings Bhd[c]	5,836,800	9,067,153
Maxis Bhd[c]	14,220,700	22,020,958
MISC Bhd	8,306,200	15,483,879
Petronas Chemicals Group Bhd[c]	18,592,200	30,669,910
Petronas Dagangan Bhd	1,608,600	9,281,529
Petronas Gas Bhd	5,237,800	28,671,967
PPB Group Bhd	3,787,400	15,016,987

SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Public Bank Bhd[c]	20,652,930	$100,832,946
RHB Bank Bhd	5,422,725	6,685,643
RHB Bank Bhd New	3,214,200	8
Sapurakencana Petroleum Bhd[c]	27,017,800	10,525,983
Sime Darby Bhd	19,552,773	38,040,039
Telekom Malaysia Bhd[c]	8,419,300	14,199,978
Tenaga Nasional Bhd	25,672,150	93,307,235
UMW Holdings Bhd[c]	3,877,700	5,325,802
Westports Holdings Bhd	6,753,900	7,410,888
YTL Corp. Bhd[c]	33,653,362	13,940,981
YTL Power International Bhd	19,327,143	7,100,837

		855,735,806
MEXICO — 3.82%
Alfa SAB de CV	21,200,800	34,370,717
America Movil SAB de CV	241,197,000	143,935,249
Arca Continental SAB de CV	3,255,536	20,217,752
Cemex SAB de CV CPO[a]	106,725,905	88,067,431
Coca-Cola Femsa SAB de CV Series L	3,804,893	28,241,153
El Puerto de Liverpool SAB de CV Series C1	1,416,040	15,368,091
Fibra Uno Administracion SA de CV	19,133,700	36,870,558
Fomento Economico Mexicano SAB de CV	13,988,900	127,687,751
Gentera SAB de CV	7,944,400	15,350,928
Gruma SAB de CV Series B	1,654,525	21,943,419
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,733,900	27,058,275
Grupo Aeroportuario del Sureste SAB de CV Series B	1,591,030	24,179,018
Grupo Bimbo SAB de CV	12,720,400	36,060,375
Grupo Carso SAB de CV Series A1	4,287,241	17,409,124
Grupo Comercial Chedraui SA de CVc	2,319,600	5,581,177
Grupo Financiero Banorte SAB de CV	19,108,656	102,496,831
Grupo Financiero Inbursa SAB de CV Series O	18,009,500	31,306,345
Grupo Financiero Santander Mexico SAB de CV Series B	14,159,300	26,924,713

Security	Shares	Value
Grupo Lala SAB de CV	4,650,100	$9,707,450
Grupo Mexico SAB de CV Series B	28,913,988	72,113,536
Grupo Televisa SAB	18,627,600	101,318,348
Industrias Penoles SAB de CV	1,065,038	24,588,937
Kimberly-Clark de Mexico SAB de CV Series A	11,643,300	27,829,762
Mexichem SAB de CV	7,890,392	18,106,868
OHL Mexico SAB de CVa	5,946,800	8,377,129
Promotora y Operadora de Infraestructura SAB de CV	2,003,400	23,982,934
Wal-Mart de Mexico SAB de CV	39,804,500	90,541,723

		1,179,635,594
PERU — 0.37%
Cia. de Minas Buenaventura SA ADR[a]	1,450,421	17,927,204
Credicorp Ltd.	518,465	81,233,096
Southern Copper Corp.[c]	633,065	16,345,738

		115,506,038
PHILIPPINES — 1.43%
Aboitiz Equity Ventures Inc.	16,009,820	25,769,643
Aboitiz Power Corp.	8,312,564	8,117,216
Alliance Global Group Inc.	16,816,980	5,882,965
Ayala Corp.	1,852,806	34,793,545
Ayala Land Inc.	57,659,200	47,642,004
Bank of the Philippine Islands	6,558,482	14,849,659
BDO Unibank Inc.	11,849,226	29,066,778
DMCI Holdings Inc.	25,045,000	6,181,296
Energy Development Corp.	65,540,600	8,059,827
Globe Telecom Inc.	265,350	11,218,790
GT Capital Holdings Inc.	553,450	18,232,552
International Container Terminal Services Inc.	4,376,970	7,890,664
JG Summit Holdings Inc.	20,648,734	34,565,967
Jollibee Foods Corp.	3,602,219	18,940,737
Megaworld Corp.	77,764,400	7,860,722
Metro Pacific Investments Corp.	92,297,300	13,707,422
Metropolitan Bank & Trust Co.	3,546,796	6,355,992
PLDT Inc.	760,073	29,786,314
Robinsons Land Corp.	9,771,500	6,689,792
Security Bank Corp.	1,639,040	7,506,624
SM Investments Corp.	2,011,852	29,360,647
SM Prime Holdings Inc.	63,625,425	40,760,145
Universal Robina Corp.	6,880,740	27,614,516

		440,853,817

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
POLAND — 1.10%
Alior Bank SAa	710,576	$9,681,209
Bank Handlowy w Warszawie SA	265,952	4,950,031
Bank Millennium SAa	4,663,159	6,902,908
Bank Pekao SA	1,189,191	39,904,718
Bank Zachodni WBK SAc	268,980	22,074,880
CCC SA	203,772	9,481,766
Cyfrowy Polsat SAa	1,516,539	9,538,103
Enea SAa	1,535,446	3,870,658
Energa SA	1,549,636	3,209,135
Eurocash SA	596,436	6,557,007
Grupa Azoty SA	326,165	5,354,431
Grupa Lotos SAa	688,118	5,110,723
KGHM Polska Miedz SA	1,030,129	19,291,792
LPP SA	9,675	11,131,067
mBank SAa,c	116,608	11,612,056
Orange Polska SA	4,910,904	6,754,871
PGE Polska Grupa Energetyczna SA	6,346,046	18,723,298
Polski Koncern Naftowy ORLEN SA	2,445,324	40,637,135
Polskie Gornictwo Naftowe i Gazownictwo SA	13,458,432	18,339,817
Powszechna Kasa Oszczednosci Bank Polski SAa	6,703,288	45,535,777
Powszechny Zaklad Ubezpieczen SA	4,220,513	29,835,526
Synthos SAa	4,219,400	4,185,581
Tauron Polska Energia SAa	8,098,978	5,756,365

		338,438,854
QATAR — 0.93%
Barwa Real Estate Co.	798,211	8,001,071
Commercial Bank QSC (The)	1,164,131	13,427,301
Doha Bank QSC	585,745	6,040,267
Ezdan Holding Group QSC	6,127,837	31,637,534
Industries Qatar QSC	1,171,576	36,035,128
Masraf Al Rayan QSC	2,898,848	30,251,479
Ooredoo QSC	611,242	17,239,363
Qatar Electricity & Water Co. QSC	233,696	13,894,623
Qatar Gas Transport Co. Ltd.	1,929,873	13,249,708
Qatar Insurance Co. SAQ	911,799	21,784,918
Qatar Islamic Bank SAQ	467,014	14,210,431

Security	Shares	Value
Qatar National Bank SAQ	1,643,979	$73,590,448
Vodafone Qatar QSC[a]	2,739,362	8,952,286

		288,314,557
RUSSIA — 3.38%
Alrosa PJSC	19,966,600	23,097,912
Gazprom PJSC	59,427,939	122,689,352
Gazprom PJSC ADR	15,585,995	63,045,350
Lukoil PJSC	2,399,878	107,612,083
Lukoil PJSC ADR	891,056	39,963,862
Magnit PJSC GDR[d]	2,176,768	85,851,730
MegaFon PJSC GDR[d]	796,828	8,087,804
MMC Norilsk Nickel PJSC	427,960	63,006,086
Mobile TeleSystems PJSC ADR	4,014,832	32,640,584
Moscow Exchange MICEX-RTS PJSC	11,228,330	21,818,282
Novatek OJSC GDR[d]	703,966	75,887,535
PhosAgro PJSC GDR[d]	795,041	10,653,549
Rosneft PJSC	6,700,087	35,355,090
Rosneft PJSC GDR[d]	1,236,415	6,460,268
Rostelecom PJSC	7,911,680	9,932,205
RusHydro PJSC	1,017,452,100	12,375,880
Sberbank of Russia PJSC	61,067,081	133,989,171
Sberbank of Russia PJSC ADR	4,303,212	39,460,454
Severstal PJSC	1,679,593	19,568,798
Sistema PJSC FC GDR[d]	1,424,269	12,092,044
Surgutneftegas OJSC	40,650,760	19,453,637
Surgutneftegas OJSC ADR	1,783,253	8,406,255
Tatneft PJSC Class S	11,041,350	54,064,046
VTB Bank PJSC	29,830,502,000	31,089,370
VTB Bank PJSC GDR[d]	3,047,540	6,232,219

		1,042,833,566
SOUTH AFRICA — 6.82%
African Bank Investments Ltd.[a,c]	14,665,413	9,967
Anglo American Platinum Ltd.[a]	406,130	10,911,079
AngloGold Ashanti Ltd.[a]	3,107,698	50,642,669
Aspen Pharmacare Holdings Ltd.	2,610,392	62,447,235
Barclays Africa Group Ltd.	3,240,917	32,796,495
Bid Corp. Ltd.[a]	2,539,517	46,599,334
Bidvest Group Ltd. (The)	2,467,182	25,486,465
Brait SEa,c	2,572,169	20,365,273

SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Capitec Bank Holdings Ltd.[c]	311,891	$12,348,757
Coronation Fund Managers Ltd.	1,690,786	8,013,743
Discovery Ltd.	2,753,802	22,428,454
Exxaro Resources Ltd.[c]	1,119,021	5,721,292
FirstRand Ltd.	25,696,310	76,962,406
Fortress Income Fund Ltd.	5,857,633	13,559,124
Fortress Income Fund Ltd. Class A	6,248,284	6,976,910
Foschini Group Ltd. (The)	1,597,031	14,186,883
Gold Fields Ltd.	6,147,492	31,380,550
Growthpoint Properties Ltd.	15,946,887	27,560,500
Hyprop Investments Ltd.	1,810,448	15,818,188
Impala Platinum Holdings Ltd.[a]	4,716,242	18,096,800
Imperial Holdings Ltd.	1,210,850	12,979,021
Investec Ltd.	1,935,805	11,293,177
Liberty Holdings Ltd.	927,881	7,111,327
Life Healthcare Group Holdings Ltd.	7,260,309	18,996,809
Massmart Holdings Ltd.[c]	799,919	7,035,236
MMI Holdings Ltd./South Africa	7,934,538	12,165,377
Mondi Ltd.	890,663	17,977,723
Mr. Price Group Ltd.	1,855,058	23,256,698
MTN Group Ltd.	12,690,258	103,666,811
Naspers Ltd. Class N	3,335,056	545,335,255
Nedbank Group Ltd.[c]	1,531,240	21,491,672
Netcare Ltd.	7,419,622	16,564,639
New Europe Property Investments PLC	1,778,646	19,759,040
Pick n Pay Stores Ltd.[c]	2,471,038	12,375,216
Pioneer Foods Group Ltd.	944,614	10,913,602
PSG Group Ltd.	693,099	8,852,773
Rand Merchant Investment Holdings Ltd.	4,894,493	13,904,290
Redefine Properties Ltd.	33,508,958	25,096,164
Remgro Ltd.	3,680,845	62,966,974
Resilient REIT Ltd.	2,171,427	17,413,740
RMB Holdings Ltd.	5,344,348	21,320,513
Sanlam Ltd.	10,779,841	45,773,929
Sappi Ltd.[a]	4,160,982	20,476,664
Sasol Ltd.	4,223,804	106,257,126
Shoprite Holdings Ltd.	3,309,779	42,400,909
Sibanye Gold Ltd.	5,614,980	21,762,882
SPAR Group Ltd. (The)	1,410,504	18,405,193
Standard Bank Group Ltd.	9,909,839	89,668,514
Steinhoff International Holdings NV Class H	22,290,919	133,647,195

Security	Shares	Value
Telkom SA SOC Ltd.	1,968,574	$8,134,299
Tiger Brands Ltd.	1,259,911	32,667,959
Truworths International Ltd.	3,345,363	17,313,225
Tsogo Sun Holdings Ltd.	2,356,993	4,872,842
Vodacom Group Ltd.	2,853,872	29,661,424
Woolworths Holdings Ltd./South Africa	7,633,368	41,834,207

		2,105,664,549
SOUTH KOREA — 13.97%
AmorePacific Corp.	245,994	85,160,255
AmorePacific Group	216,620	28,170,314
BGF retail Co. Ltd.	77,888	14,145,579
BNK Financial Group Inc.	1,983,841	15,746,182
Celltrion Inc.[a,c]	581,557	55,704,294
Cheil Worldwide Inc.	553,944	7,899,291
CJ CheilJedang Corp.	61,965	21,646,070
CJ Corp.	112,546	19,279,180
CJ E&M Corp.	150,116	9,357,006
CJ Korea Express Corp.[a]	56,348	10,157,801
Coway Co. Ltd.	410,733	30,722,092
Daelim Industrial Co. Ltd.	215,004	15,638,408
Daewoo Engineering & Construction Co. Ltd.[a,c]	980,595	5,347,101
DGB Financial Group Inc.	1,286,199	10,543,371
Dongbu Insurance Co. Ltd.	379,027	22,945,581
Dongsuh Cos. Inc.[c]	277,377	7,674,512
Doosan Heavy Industries & Construction Co. Ltd.[c]	372,214	9,230,240
E-MART Inc.	150,190	21,215,179
GS Engineering & Construction Corp.[a,c]	383,943	9,899,876
GS Holdings Corp.	403,171	17,862,464
GS Retail Co. Ltd.	212,573	8,979,541
Hana Financial Group Inc.	2,274,057	59,757,731
Hankook Tire Co. Ltd.	572,761	28,663,734
Hanmi Pharm Co. Ltd.[c]	39,921	21,267,331
Hanmi Science Co. Ltd.	90,364	10,859,889
Hanon Systems	1,454,334	15,260,725
Hanssem Co. Ltd.[c]	82,243	10,842,799
Hanwha Chemical Corp.	819,427	18,813,750
Hanwha Corp.	351,453	11,552,244
Hanwha Life Insurance Co. Ltd.	1,732,293	8,809,060
Hotel Shilla Co. Ltd.[c]	257,595	15,663,624
Hyosung Corp.	160,304	18,977,693
Hyundai Department Store Co. Ltd.	115,728	13,025,887

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Hyundai Development Co. – Engineering & Construction	337,008	$14,099,931
Hyundai Engineering & Construction Co. Ltd.	550,686	19,039,413
Hyundai Glovis Co. Ltd.	143,865	23,676,437
Hyundai Heavy Industries Co. Ltd.[a,c]	320,920	39,575,336
Hyundai Marine & Fire Insurance Co. Ltd.	374,018	11,337,945
Hyundai Mobis Co. Ltd.	518,428	121,121,519
Hyundai Motor Co.	1,086,748	129,630,031
Hyundai Steel Co.	611,225	28,121,832
Hyundai Wia Corp.	123,026	10,040,687
Industrial Bank of Korea	1,965,064	20,708,074
Kakao Corp.[c]	239,394	17,455,365
Kangwon Land Inc.	911,987	32,267,163
KB Financial Group Inc.	2,954,774	103,085,837
KCC Corp.[c]	44,546	16,480,022
KEPCO Plant Service & Engineering Co. Ltd.[c]	174,683	10,089,314
Kia Motors Corp.	1,997,370	75,147,687
Korea Aerospace Industries Ltd. Class A	449,808	34,169,271
Korea Electric Power Corp.	1,957,703	101,835,672
Korea Gas Corp.	225,722	8,593,631
Korea Investment Holdings Co. Ltd.	310,238	11,157,438
Korea Zinc Co. Ltd.	66,147	28,386,852
Korean Air Lines Co. Ltd.[a]	288,217	8,155,378
KT Corp.	170,925	4,844,152
KT&G Corp.	847,845	88,966,695
Kumho Petrochemical Co. Ltd.[c]	144,889	8,953,231
LG Chem Ltd.	353,256	85,700,222
LG Corp.	730,133	43,153,152
LG Display Co. Ltd.	1,769,525	47,689,889
LG Electronics Inc.[c]	815,196	37,652,551
LG Household & Health Care Ltd.	72,705	62,011,170
LG Innotek Co. Ltd.	111,369	8,240,307
LG Uplus Corp.	1,671,512	17,464,677
Lotte Chemical Corp.[c]	118,703	28,531,304
Lotte Chilsung Beverage Co. Ltd.	4,881	6,570,745
Lotte Confectionery Co. Ltd.	45,352	6,894,318
Lotte Shopping Co. Ltd.	85,224	15,516,118
Mirae Asset Daewoo Co. Ltd.[c]	1,407,725	10,037,142
Mirae Asset Securities Co. Ltd.	593,124	12,527,417

Security	Shares	Value
NAVER Corp.	207,379	$157,161,664
NCsoft Corp.	135,285	32,759,596
NH Investment & Securities Co. Ltd.	1,117,111	10,119,122
OCI Co. Ltd.[a,c]	129,820	10,176,025
Orion Corp./Republic of Korea	27,267	18,169,848
Ottogi Corp.[c]	9,599	6,017,669
Paradise Co. Ltd.[c]	355,288	5,337,286
POSCO	531,124	110,035,555
Posco Daewoo Corp.	360,243	7,398,713
S-1 Corp.	152,122	14,052,526
S-Oil Corp.	351,671	22,298,780
Samsung C&T Corp.	578,633	78,621,435
Samsung Card Co. Ltd.	280,184	11,119,410
Samsung Electro-Mechanics Co. Ltd.	428,595	20,449,555
Samsung Electronics Co. Ltd.	761,072	1,105,772,771
Samsung Fire & Marine Insurance Co. Ltd.	254,318	61,583,731
Samsung Heavy Industries Co. Ltd.[a,c]	1,141,761	9,912,329
Samsung Life Insurance Co. Ltd.	537,566	49,658,563
Samsung SDI Co. Ltd.	418,537	43,355,178
Samsung SDS Co. Ltd.	266,467	38,237,417
Samsung Securities Co. Ltd.	436,153	13,710,460
Shinhan Financial Group Co. Ltd.	3,129,463	115,074,424
Shinsegae Inc.	57,273	10,452,965
SK Holdings Co. Ltd.	349,111	66,378,056
SK Hynix Inc.	4,437,912	145,077,930
SK Innovation Co. Ltd.	496,628	64,806,613
SK Networks Co. Ltd.	991,495	5,628,846
SK Telecom Co. Ltd.	154,746	30,324,665
Woori Bank	2,314,433	22,002,681
Yuhan Corp.	60,149	15,563,217

		4,311,003,759
TAIWAN — 11.91%
Acer Inc.[c]	22,453,121	10,083,578
Advanced Semiconductor Engineering Inc.[c]	48,181,701	59,220,193
Advantech Co. Ltd.	2,410,370	19,712,611
Asia Cement Corp.	17,880,077	15,975,172
Asia Pacific Telecom Co. Ltd.[a]	15,504,000	5,228,181
Asustek Computer Inc.[c]	5,318,968	45,008,522

SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
AU Optronics Corp.[c]	66,395,000	$26,155,828
Casetek Holdings Ltd.[c]	984,000	3,457,746
Catcher Technology Co. Ltd.[c]	4,961,210	35,648,851
Cathay Financial Holding Co. Ltd.	62,060,644	78,430,275
Chailease Holding Co. Ltd.[c]	7,883,932	13,615,905
Chang Hwa Commercial Bank Ltd.	39,489,515	19,850,231
Cheng Shin Rubber Industry Co. Ltd.[c]	14,626,128	31,067,932
Chicony Electronics Co. Ltd.	3,971,933	9,826,405
China Airlines Ltd.	19,562,347	5,678,108
China Development Financial Holding Corp.	104,858,848	26,503,458
China Life Insurance Co. Ltd./Taiwan	26,559,822	23,520,934
China Steel Corp.[c]	89,831,313	62,283,572
Chunghwa Telecom Co. Ltd.	28,984,410	104,133,964
Compal Electronics Inc.	32,069,908	19,001,096
CTBC Financial Holding Co. Ltd.[c]	124,284,715	71,874,837
Delta Electronics Inc.	14,837,000	77,153,055
E.Sun Financial Holding Co. Ltd.	60,254,458	33,896,159
Eclat Textile Co. Ltd.[c]	1,409,360	17,855,461
EVA Airways Corp.	15,175,878	7,030,630
Evergreen Marine Corp. Taiwan Ltd.	13,297,808	5,029,032
Far Eastern New Century Corp.	24,309,038	17,926,963
Far EasTone Telecommunications Co. Ltd.	12,215,000	28,448,606
Feng TAY Enterprise Co. Ltd.[c]	2,526,529	12,023,318
First Financial Holding Co. Ltd.	73,338,588	37,674,130
Formosa Chemicals & Fibre Corp.[c]	24,515,090	63,662,515
Formosa Petrochemical Corp.	8,768,000	25,643,164
Formosa Plastics Corp.	31,359,280	77,383,956
Formosa Taffeta Co. Ltd.	6,103,000	5,895,178
Foxconn Technology Co. Ltd.[c]	6,843,205	19,194,316
Fubon Financial Holding Co. Ltd.	50,695,969	71,736,941
Giant Manufacturing Co. Ltd.[c]	2,131,203	13,735,397
Hermes Microvision Inc.	349,000	14,958,478
Highwealth Construction Corp.	6,209,170	9,647,250

Security	Shares	Value
Hiwin Technologies Corp.[c]	1,506,972	$7,788,828
Hon Hai Precision Industry Co. Ltd.	106,936,902	296,574,191
Hotai Motor Co. Ltd.[c]	1,881,000	20,807,457
HTC Corp.[a,c]	5,075,708	13,596,860
Hua Nan Financial Holdings Co. Ltd.	57,606,958	29,683,546
Innolux Corp.[c]	68,367,002	24,131,685
Inotera Memories Inc.[a,c]	20,038,000	16,987,510
Inventec Corp.	19,302,281	14,325,924
Largan Precision Co. Ltd.[c]	765,000	85,829,092
Lite-On Technology Corp.	16,283,246	24,632,319
MediaTek Inc.	11,361,338	89,335,303
Mega Financial Holding Co. Ltd.	82,769,162	56,343,704
Merida Industry Co. Ltd.[c]	1,508,500	6,156,561
Nan Ya Plastics Corp.[c]	36,094,160	68,933,868
Nanya Technology Corp.[c]	5,160,000	6,098,234
Nien Made Enterprise Co. Ltd.[c]	1,108,000	12,570,870
Novatek Microelectronics Corp.[c]	4,361,000	14,912,104
OBI Pharma Inc.[a,c]	838,000	10,484,739
Pegatron Corp.	14,800,414	35,776,044
Phison Electronics Corp.[c]	1,096,535	7,931,006
Pou Chen Corp.	16,861,220	24,443,867
Powertech Technology Inc.	5,050,300	13,178,640
President Chain Store Corp.	4,322,000	34,392,934
Quanta Computer Inc.	20,619,000	38,144,224
Realtek Semiconductor Corp.	3,492,637	13,979,134
Ruentex Development Co. Ltd.[a]	6,178,025	7,233,218
Ruentex Industries Ltd.[c]	4,046,598	6,280,864
Shin Kong Financial Holding Co. Ltd.[a,c]	61,391,865	13,466,141
Siliconware Precision Industries Co. Ltd.	16,538,509	24,679,674
Simplo Technology Co. Ltd.	2,103,202	6,926,604
SinoPac Financial Holdings Co. Ltd.	77,626,021	22,702,746
Standard Foods Corp.[c]	2,970,438	7,330,023
Synnex Technology International Corp.[c]	10,627,834	11,220,511
TaiMed Biologics Inc.[a,c]	1,214,000	7,518,035
Taishin Financial Holding Co. Ltd.	65,092,144	24,616,874
Taiwan Business Bank[a]	31,848,149	8,511,442

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Taiwan Cement Corp.	25,169,296	$28,754,258
Taiwan Cooperative Financial Holding Co. Ltd.	60,438,219	26,571,064
Taiwan Fertilizer Co. Ltd.	5,557,000	7,337,997
Taiwan Mobile Co. Ltd.	12,798,600	44,973,886
Taiwan Semiconductor Manufacturing Co. Ltd.	187,517,000	1,040,103,118
Teco Electric and Machinery Co. Ltd.	14,435,000	12,146,499
Transcend Information Inc.	1,324,000	3,817,967
Uni-President Enterprises Corp.	36,913,839	69,801,306
United Microelectronics Corp.[c]	92,100,000	33,379,556
Vanguard International Semiconductor Corp.[c]	6,931,000	12,996,785
Wistron Corp.[c]	19,247,147	14,133,358
WPG Holdings Ltd.[c]	11,292,532	13,434,805
Yuanta Financial Holding Co. Ltd.	73,242,635	25,968,064
Yulon Motor Co. Ltd.[c]	6,273,000	5,426,761
Zhen Ding Technology Holding Ltd.[c]	2,998,075	6,009,284

		3,677,551,432
THAILAND — 2.30%
Advanced Info Service PCL NVDR	7,890,700	37,726,188
Airports of Thailand PCL NVDR[c]	3,252,800	37,775,725
Bangkok Bank PCL Foreign	1,948,900	9,543,082
Bangkok Dusit Medical Services PCL NVDR	29,769,000	20,209,776
Bangkok Expressway & Metro PCL	52,631,700	11,707,590
Banpu PCL NVDR[c]	11,462,100	5,198,682
BEC World PCL NVDR[c]	7,988,000	5,169,106
BTS Group Holdings PCL NVDR	41,342,300	10,808,679
Bumrungrad Hospital PCL NVDR	2,726,400	13,389,609
Central Pattana PCL NVDR	10,820,400	18,833,444
Charoen Pokphand Foods PCL NVDR	20,890,000	19,613,323
CP ALL PCL NVDR	37,553,600	67,533,665
Delta Electronics Thailand PCL NVDR[c]	3,695,300	7,899,704

Security	Shares	Value
Electricity Generating PCL NVDR	844,600	$4,818,896
Energy Absolute PCL NVDR[c]	8,096,800	5,906,146
Glow Energy PCL NVDR	4,178,000	9,655,790
Home Product Center PCL NVDR	29,545,414	9,303,491
Indorama Ventures PCL NVDR	11,224,580	10,376,466
IRPC PCL NVDR	79,261,200	11,082,440
Kasikornbank PCL Foreign	8,986,000	51,399,749
Kasikornbank PCL NVDR[c]	4,350,600	24,822,507
Krung Thai Bank PCL NVDR[c]	27,150,900	14,902,778
Minor International PCL NVDR	16,223,720	19,333,202
PTT Exploration & Production PCL NVDR	10,503,239	24,653,354
PTT Global Chemical PCL NVDR	15,802,230	27,846,948
PTT PCL NVDR	7,613,100	76,756,710
Robinson Department Store PCL NVDR	3,704,100	6,848,446
Siam Cement PCL (The) Foreign	2,363,000	36,180,035
Siam Cement PCL (The) NVDR	684,600	10,481,952
Siam Commercial Bank PCL (The) NVDR[c]	11,957,400	55,269,576
Thai Oil PCL NVDR	6,425,400	13,132,760
Thai Union Group PCL NVDR	14,192,100	8,814,842
TMB Bank PCL NVDR	102,558,500	6,695,908
True Corp. PCL NVDR[c]	76,244,001	17,841,037

		711,531,606
TURKEY — 1.19%
Akbank TAS	16,966,512	44,837,323
Anadolu Efes Biracilik ve Malt Sanayii AS	1,543,614	9,572,274
Arcelik AS	1,793,294	12,823,528
BIM Birlesik Magazalar AS	1,625,709	27,854,228
Coca-Cola Icecek AS	561,870	7,017,916
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	14,359,123	14,120,864
Enka Insaat ve Sanayi AS	1	1
Eregli Demir ve Celik Fabrikalari TAS	10,580,352	15,911,110
Ford Otomotiv Sanayi AS	545,529	5,914,153

SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
Haci Omer Sabanci Holding AS	7,016,097	$21,647,449
KOC Holding AS	4,808,348	20,864,178
Petkim Petrokimya Holding AS	5,028,806	7,800,419
TAV Havalimanlari Holding ASc	1,254,946	4,894,081
Tofas Turk Otomobil Fabrikasi AS	947,700	6,968,995
Tupras Turkiye Petrol Rafinerileri AS	947,417	18,537,881
Turk Hava Yollari AOa,c	3,943,453	6,876,489
Turk Telekomunikasyon AS	3,459,146	6,978,845
Turkcell Iletisim Hizmetleri ASa	6,643,216	22,292,972
Turkiye Garanti Bankasi AS	17,700,029	45,639,289
Turkiye Halk Bankasi AS	4,774,119	14,326,713
Turkiye Is Bankasi Class C	12,095,361	19,660,940
Turkiye Sise ve Cam Fabrikalari AS	5,584,704	6,454,560
Turkiye Vakiflar Bankasi Tao Class Dc	5,926,222	8,711,793
Ulker Biskuvi Sanayi AS	1,176,484	8,277,651
Yapi ve Kredi Bankasi ASa	6,827,923	8,399,054

		366,382,706
UNITED ARAB EMIRATES — 0.86%
Abu Dhabi Commercial Bank PJSC	15,097,270	26,387,649
Aldar Properties PJSC	23,965,279	18,007,724
Arabtec Holding PJSC[a]	17,116,168	6,803,410
DP World Ltd.	1,264,295	23,389,458
Dubai Financial Market PJSC	15,745,808	5,744,298
Dubai Islamic Bank PJSC	9,585,606	14,248,839
Emaar Malls Group PJSC	14,653,130	11,010,492
Emaar Properties PJSC	26,833,500	51,868,408
Emirates Telecommunications Group Co. PJSC	13,306,024	71,545,554
First Gulf Bank PJSC	6,971,455	22,206,317
National Bank of Abu Dhabi PJSC	5,318,352	13,205,023

		264,417,172

TOTAL COMMON STOCKS
(Cost: $29,617,509,063)		29,507,455,345

PREFERRED STOCKS — 4.02%

BRAZIL — 2.85%
Banco Bradesco SA	21,134,449	189,921,172
Braskem SA Class A	1,186,800	8,848,336

Security	Shares	Value
Centrais Eletricas Brasileiras SA Class B	1,762,937	$15,537,047
Cia. Brasileira de Distribuicao	1,195,686	18,620,430
Cia. Energetica de Minas Gerais	5,747,202	15,550,751
Cia. Energetica de Sao Paulo Class B	1,492,800	6,227,309
Cia. Paranaense de Energia Class B	795,675	8,109,793
Gerdau SA	6,963,585	19,552,648
Itau Unibanco Holding SA	22,300,767	247,226,946
Itausa-Investimentos Itau SA	29,724,730	79,050,244
Lojas Americanas SA	4,510,924	26,824,500
Petroleo Brasileiro SA	29,675,327	117,919,461
Suzano Papel e Celulose SA Class A	3,031,600	9,562,224
Telefonica Brasil SA	3,384,367	50,957,025
Vale SA	14,574,851	65,216,802

		879,124,688
CHILE — 0.08%
Embotelladora Andina SA Class B	1,962,505	7,046,898
Sociedad Quimica y Minera de Chile SA Series B	740,034	18,954,324

		26,001,222
COLOMBIA — 0.17%
Bancolombia SA	3,398,593	33,481,974
Grupo Aval Acciones y Valores SA	24,150,958	10,220,292
Grupo de Inversiones Suramericana SA	634,035	8,199,654

		51,901,920
RUSSIA — 0.16%
Surgutneftegas OJSC	53,571,600	26,973,342
Transneft PJSC	9,251	21,930,289

		48,903,631
SOUTH KOREA — 0.76%
AmorePacific Corp.	69,054	13,625,005
Hyundai Motor Co.	173,188	14,880,189
Hyundai Motor Co. Series 2	286,833	25,853,557
LG Chem Ltd.	58,638	9,466,224
LG Household & Health Care Ltd.	14,642	7,472,016
Samsung Electronics Co. Ltd.	137,087	162,783,128

		234,080,119

TOTAL PREFERRED STOCKS
(Cost: $1,209,984,758)		1,240,011,580

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
RIGHTS — 0.00%

BRAZIL — 0.00%
AES Tiete Energia SAa	43,497	$55,552

		55,552
SOUTH KOREA — 0.00%
Hanwha Corp.[a]	87,248	—

		—

TOTAL RIGHTS
(Cost: $0)		55,552

SHORT-TERM INVESTMENTS — 5.60%

MONEY MARKET FUNDS — 5.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	1,728,148,121	1,728,148,121

		1,728,148,121

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,728,148,121)		1,728,148,121

TOTAL INVESTMENTS IN SECURITIES — 105.21%
(Cost: $32,555,641,942)[h]		32,475,670,598
Other Assets, Less Liabilities — (5.21)%		(1,609,202,021)

NET ASSETS — 100.00%		$30,866,468,577

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $34,000,259,007. Net unrealized depreciation was $1,524,588,409, of which $4,363,542,447 represented gross unrealized appreciation on securities and $5,888,130,856 represented gross unrealized depreciation on securities.

Schedule 1 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2016 were as follows:

Issue	Number of long (short) contracts	Expiration date	Exchange	Initial notional value	Current notional value	Unrealized appreciation (depreciation)
MSCI Emerging Markets Mini Index	2,463	Sep. 2016	New York Board of Trade	$100,157,254	$109,344,885	$9,187,631

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2016

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$29,498,094,443	$9,350,927		$9,975	$29,507,455,345
Preferred stocks	1,240,011,580	—		—	1,240,011,580
Rights	55,552	0	[a]	—	55,552
Money market funds	1,728,148,121	—		—	1,728,148,121

Total	$32,466,309,696	$9,350,927		$9,975	$32,475,670,598

Derivative financial instruments[b]:
Assets:
Futures contracts	$9,187,631	$—		$—	$9,187,631

Total	$9,187,631	$—		$—	$9,187,631

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$—	$—	$4,175,557,948
Affiliated (Note 2)	194,246,638	5,839,039	120,471,479

Total cost of investments	$194,246,638	$5,839,039	$4,296,029,427

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$—	$4,357,105,343
Affiliated (Note 2)	180,171,675	6,164,761	120,471,479

Total fair value of investments	180,171,675	6,164,761	4,477,576,822
Foreign currency, at value[b]	—	—	5,413,513
Receivables:
Investment securities sold	1,086,383	39,628	—
Dividends and Interest	220	1	8,013,170
Unrealized appreciation on forward currency contracts (Note 1)	820,391	17,431	—

Total Assets	182,078,669	6,221,821	4,491,003,505

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	—	—	110,089,754
Due to custodian	—	—	5,958
Foreign taxes (Note 1)	—	—	954,856
Investment advisory fees (Note 2)	—	158	912,070
Unrealized depreciation on forward currency contracts (Note 1)	1,824,877	44,871	—

Total Liabilities	1,824,877	45,029	111,962,638

NET ASSETS	$180,253,792	$6,176,792	$4,379,040,867

Net assets consist of:
Paid-in capital	$206,158,635	$5,984,704	$4,658,417,546
Undistributed net investment income	25,812	—	33,247,567
Accumulated net realized loss	(10,851,206)	(106,194)	(494,127,704)
Net unrealized appreciation (depreciation)	(15,079,449)	298,282	181,503,458

NET ASSETS	$180,253,792	$6,176,792	$4,379,040,867

Shares outstanding[c]	8,300,000	250,000	82,000,000

Net asset value per share	$21.72	$24.71	$53.40

[a]	Securities on loan with values of $ —, $ — and $103,440,257, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $5,433,338, respectively.
[c]	$0.001 par value, number of shares authorized: 250 million, 25 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments, at cost:
Unaffiliated	$30,827,493,821
Affiliated (Note 2)	1,728,148,121

Total cost of investments	$32,555,641,942

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$30,747,522,477
Affiliated (Note 2)	1,728,148,121

Total fair value of investments	32,475,670,598
Foreign currency, at value[b]	51,710,407
Cash pledged to broker	7,127,010
Cash	119,505,987
Receivables:
Investment securities sold	169,480,766
Dividends and interest	34,736,150
Capital shares sold	8,490,892
Tax reclaims	106,068

Total Assets	32,866,827,878

LIABILITIES
Payables:
Investment securities purchased	231,437,897
Collateral for securities on loan (Note 1)	1,728,148,121
Futures variation margin	1,764,080
Line of credit (Note 9)	20,000,847
Foreign taxes (Note 1)	1,429,964
Investment advisory fees (Note 2)	17,578,392

Total Liabilities	2,000,359,301

NET ASSETS	$30,866,468,577

Net assets consist of:
Paid-in capital	$42,657,605,104
Undistributed net investment income	83,860,297
Accumulated net realized loss	(11,803,939,450)
Net unrealized depreciation	(71,057,374)

NET ASSETS	$30,866,468,577

Shares outstanding[c]	840,150,000

Net asset value per share	$36.74

[a]	Securities on loan with values of $1,661,153,788. See Note 1.
[b]	Cost of foreign currency: $51,877,704.
[c]	$0.001 par value, number of shares authorized: 2 billion.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF[a]	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$—	$103,726,939
Dividends — affiliated (Note 2)	4,629,071	106,341	10,482
Securities lending income — affiliated — net (Note 2)	202,464	—	2,459,665

	4,831,535	106,341	106,197,086
Less: Other foreign taxes (Note 1)	—	—	(970,446)

Total investment income	4,831,535	106,341	105,226,640

EXPENSES
Investment advisory fees (Note 2)	1,557,249	28,545	22,191,977
Mauritius income taxes (Note 1)	—	—	32,927
Commitment fees (Note 9)	—	—	15,695
Interest expense (Note 9)	—	—	12,096

Total expenses	1,557,249	28,545	22,252,695
Less investment advisory fees waived (Note 2)	(1,557,249)	(27,449)	(14,435,231)

Net expenses	—	1,096	7,817,464

Net investment income	4,831,535	105,245	97,409,176

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	—	—	(284,040,050)
Investments — affiliated (Note 2)	(9,095,823)	(10,601)	—
In-kind redemptions — affiliated (Note 2)	2,299,340	—	—
Foreign currency transactions	(1,248,017)	(95,593)	(1,294,910)

Net realized loss	(8,044,500)	(106,194)	(285,334,960)

Net change in unrealized appreciation/depreciation on:
Investments	19,876,295	325,722	474,540,005
Forward currency contracts	(4,089,424)	(27,440)	—
Translation of assets and liabilities in foreign currencies	—	—	91,125

Net change in unrealized appreciation/depreciation	15,786,871	298,282	474,631,130

Net realized and unrealized gain	7,742,371	192,088	189,296,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,573,906	$297,333	$286,705,346

[a]	For the period from October 29, 2015 (commencement of operations) to August 31, 2016.
[b]	Net of foreign withholding tax of $ —, $ — and $12,540,825, respectively.
[c]	Net of foreign capital gains taxes of $4,968.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

iShares MSCI Emerging Markets ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$632,899,922
Dividends — affiliated (Note 2)	114,371
Interest — unaffiliated	5,411
Securities lending income — affiliated — net (Note 2)[b]	23,437,769

656,457,473
Less: Other foreign taxes (Note 1)	(2,079,362)

Total investment income	654,378,111

EXPENSES
Investment advisory fees (Note 2)	162,269,425
Mauritius income taxes (Note 1)	1,272,376
Commitment fees (Note 9)	218,847
Interest expense (Note 9)	18,561

Total expenses	163,779,209

Net investment income	490,598,902

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(2,043,036,151)
In-kind redemptions — unaffiliated	6,837,166
Futures contracts	6,400,315
Foreign currency transactions	(3,623,363)

Net realized loss	(2,033,422,033)

Net change in unrealized appreciation/depreciation on:
Investments	3,696,169,684
Futures contracts	18,765,552
Translation of assets and liabilities in foreign currencies	1,644,910

Net change in unrealized appreciation/depreciation	3,716,580,146

Net realized and unrealized gain	1,683,158,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,173,757,015

[a]	Net of foreign withholding tax of $72,521,892.
[b]	Net of securities lending income tax paid $815,627.
[c]	Net of foreign capital gains taxes of $83,819.

See notes to financial statements.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares Edge MSCI Min Vol EM Currency Hedged ETF
	Year ended August 31, 2016	Period from September 23, 2014[a] to August 31, 2015	Period from October 29, 2015[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,831,535	$1,465,817	$105,245
Net realized gain (loss)	(8,044,500)	3,865,112	(106,194)
Net change in unrealized appreciation/depreciation	15,786,871	(30,866,320)	298,282

Net increase (decrease) in net assets resulting from operations	12,573,906	(25,535,391)	297,333

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,805,723)	(1,468,085)	(105,245)
From net realized gain	(7,816,489)	—	—
Return of capital	—	—	(355)

Total distributions to shareholders	(12,622,212)	(1,468,085)	(105,600)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,096,742	260,396,098	5,985,059
Cost of shares redeemed	(91,659,549)	(21,527,717)	—

Net increase (decrease) in net assets from capital share transactions	(31,562,807)	238,868,381	5,985,059

INCREASE (DECREASE) IN NET ASSETS	(31,611,113)	211,864,905	6,176,792

NET ASSETS
Beginning of period	211,864,905	—	—

End of period	$180,253,792	$211,864,905	$6,176,792

Undistributed net investment income included in net assets at end of period	$25,812	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,850,000	10,850,000	250,000
Shares redeemed	(4,450,000)	(950,000)	—

Net increase (decrease) in shares outstanding	(1,600,000)	9,900,000	250,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)		iShares MSCI Emerging Markets ETF (Consolidated)
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$97,409,176	$61,402,206	$490,598,902	$579,976,167
Net realized loss	(285,334,960)	(65,601,019)	(2,033,422,033)	(1,550,037,406)
Net change in unrealized appreciation/depreciation	474,631,130	(459,223,410)	3,716,580,146	(7,707,709,659)

Net increase (decrease) in net assets resulting from operations	286,705,346	(463,422,223)	2,173,757,015	(8,677,770,898)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(81,549,891)	(56,113,327)	(501,097,523)	(661,275,094)

Total distributions to shareholders	(81,549,891)	(56,113,327)	(501,097,523)	(661,275,094)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,711,528,424	1,088,475,713	14,107,740,227	1,756,006,247
Cost of shares redeemed	—	(186,946,485)	(5,914,796,140)	(15,752,495,900)

Net increase (decrease) in net assets from capital share transactions	1,711,528,424	901,529,228	8,192,944,087	(13,996,489,653)

INCREASE (DECREASE) IN NET ASSETS	1,916,683,879	381,993,678	9,865,603,579	(23,335,535,645)

NET ASSETS
Beginning of year	2,462,356,988	2,080,363,310	21,000,864,998	44,336,400,643

End of year	$4,379,040,867	$2,462,356,988	$30,866,468,577	$21,000,864,998

Undistributed net investment income included in net assets at end of year	$33,247,567	$18,688,160	$83,860,297	$92,311,084

SHARES ISSUED AND REDEEMED
Shares sold	33,700,000	18,300,000	405,900,000	40,950,000
Shares redeemed	—	(3,300,000)	(187,200,000)	(402,300,000)

Net increase (decrease) in shares outstanding	33,700,000	15,000,000	218,700,000	(361,350,000)

See notes to financial statements.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Emerging Markets ETF

	Year ended Aug. 31, 2016	Period from Sept. 23, 2014[a] to Aug. 31, 2015
Net asset value, beginning of period	$21.40	$24.44

Income from investment operations:
Net investment income[b]	0.50	0.41
Net realized and unrealized gain (loss)[c]	1.08	(2.80)

Total from investment operations	1.58	(2.39)

Less distributions from:
Net investment income	(0.48)	(0.65)
Net realized gain	(0.78)	—

Total distributions	(1.26)	(0.65)

Net asset value, end of period	$21.72	$21.40

Total return	7.84%	(10.01)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$180,254	$211,865
Ratio of expenses to average net assets[e,f]	0.00%	0.02%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.78%	0.78%
Ratio of net investment income to average net assets[e]	2.42%	1.82%
Portfolio turnover rate[h,i]	11%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 52 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares Edge MSCI Min Vol EM Currency Hedged ETF

Period from Oct. 29, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$24.50

Income from investment operations:
Net investment income[b]	0.58
Net realized and unrealized gain[c]	0.23

Total from investment operations	0.81

Less distributions from:
Net investment income	(0.60)
Return of capital	(0.00)[d]

Total distributions	(0.60)

Net asset value, end of period	$24.71

Total return	3.45%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,177
Ratio of expenses to average net assets[f,g]	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.78%
Ratio of net investment income to average net assets[f]	2.88%
Portfolio turnover rate[h,i]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 51 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.98	$62.47	$55.56	$55.32	$49.30

Income from investment operations:
Net investment income[b]	1.57	1.58	1.51	1.85	1.93
Net realized and unrealized gain (loss)[c]	2.13	(11.65)	6.94	(0.60)	5.41

Total from investment operations	3.70	(10.07)	8.45	1.25	7.34

Less distributions from:
Net investment income	(1.28)	(1.42)	(1.54)	(1.01)	(1.32)

Total distributions	(1.28)	(1.42)	(1.54)	(1.01)	(1.32)

Net asset value, end of period	$53.40	$50.98	$62.47	$55.56	$55.32

Total return	7.48%	(16.32)%	15.44%	2.22%	15.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,379,041	$2,462,357	$2,080,363	$2,455,727	$387,227
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.71%	0.69%	0.67%	0.67%	0.69%
Ratio of net investment income to average net assets[e]	3.12%	2.71%	2.58%	3.13%	4.08%
Portfolio turnover rate[f]	23%	28%	34%	23%	31%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 23%, 24%, 26%, 23% and 16%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012
Net asset value, beginning of year	$33.79	$45.11	$38.44	$39.22	$42.71

Income from investment operations:
Net investment income[a]	0.72	0.73	0.83	0.75	0.86
Net realized and unrealized gain (loss)[b]	3.00	(11.21)	6.55	(0.76)	(3.53)

Total from investment operations	3.72	(10.48)	7.38	(0.01)	(2.67)

Less distributions from:
Net investment income	(0.77)	(0.84)	(0.71)	(0.77)	(0.82)

Total distributions	(0.77)	(0.84)	(0.71)	(0.77)	(0.82)

Net asset value, end of year	$36.74	$33.79	$45.11	$38.44	$39.22

Total return	11.28%	(23.46)%	19.34%	(0.08)%	(6.18)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$30,866,469	$21,000,865	$44,336,401	$34,804,192	$34,256,628
Ratio of expenses to average net assets	0.72%	0.69%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to waived fees	0.72%	0.69%	0.68%	0.67%	0.69%
Ratio of net investment income to average net assets	2.15%	1.79%	1.98%	1.78%	2.13%
Portfolio turnover rate[c]	23%	10%	22%	24%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012 were 10%, 7%, 7%, 9%, and 10%, respectively. See Note 4.

See notes to financial statements.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Non-diversified
Edge MSCI Min Vol EM Currency Hedged[a,c]	Non-diversified
Edge MSCI Min Vol Emerging Markets[b]	Diversified
MSCI Emerging Markets	Diversified

[a]	Formerly the iShares Currency Hedged MSCI EM Minimum Volatility ETF.
[b]	Formerly the iShares MSCI Emerging Markets Minimum Volatility ETF.
[c]	The Fund commenced operations on October 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. However, the iShares Currency Hedged MSCI Emerging Markets ETF and iShares Edge MSCI Min Vol EM Currency Hedged ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

Each of the the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiaries and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

On May 10, 2016, India and Mauritius signed an amendment to the DTAA. The amendment provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. Tax laws in India also include provisions that impose Indian tax on certain indirect transfers of shares of Indian companies. However, until such time that India provides more definitive authoritative guidance on the indirect transfer rules, the impact to the Funds, if any, cannot be determined. Management is continuing to monitor and assess the impact to the Funds arising from the DTAA amendment and the indirect transfer rules.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Min Vol Emerging Markets
Credit Suisse Securities (USA) LLC	$8,740,479	$8,740,479	$—
Deutsche Bank AG	6,138,709	6,138,709	—
Deutsche Bank Securities Inc.	729,148	729,148	—
Goldman Sachs & Co.	11,611,149	11,611,149	—
HSBC Bank PLC	32,284	32,284	—
Jefferies LLC	330,589	330,589	—
Merrill Lynch, Pierce, Fenner & Smith	9,572,747	9,572,747	—
Morgan Stanley & Co. International PLC	41,462,880	41,462,880	—
Morgan Stanley & Co. LLC	22,991,876	22,991,876	—
State Street Bank & Trust Company	571,613	571,613	—
UBS Securities LLC	1,258,783	1,258,783	—

	$103,440,257	$103,440,257	$—

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Emerging Markets
Barclays Capital Inc.	$5,810,896	$5,744,656	$(66,240)
BNP Paribas Prime Brokerage International Ltd.	39,437,294	39,437,294	—
Citigroup Global Markets Inc.	55,940,880	55,940,880	—
Credit Suisse Securities (Europe) Ltd.	66,596,970	66,596,970	—
Credit Suisse Securities (USA) LLC	32,524,643	32,524,643	—
Deutsche Bank AG	3,529,767	3,529,767	—
Deutsche Bank Securities Inc.	24,405,011	24,405,011	—
Goldman Sachs & Co.	473,235,684	473,235,684	—
Goldman Sachs International	110,735,560	110,735,560	—
HSBC Bank PLC	4,794,962	4,794,962	—
Jefferies LLC	1,801,391	1,801,391	—
JP Morgan Securities PLC	10,698,751	10,698,751	—
JPMorgan Clearing Corp.	102,052,904	102,052,904	—
Macquarie Capital (USA) Inc.	19,381,487	19,381,487	—
Merrill Lynch, Pierce, Fenner & Smith	49,783,443	49,783,443	—
Morgan Stanley & Co. International PLC	131,343,080	131,343,080	—
Morgan Stanley & Co. LLC	191,076,777	191,076,777	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	70,184,117	70,184,117	—
National Financial Services LLC	459,272	459,272	—
Nomura Securities International Inc.	772,018	772,018	—
State Street Bank & Trust Company	39,286,201	39,286,201	—
UBS Ltd.	8,215,049	8,215,049	—
UBS Securities LLC	19,988,403	19,988,403	—
Wells Fargo Securities LLC	199,099,228	199,099,228	—

	$1,661,153,788	$1,661,087,548	$(66,240)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 on assets attributable to the Fund’s investments in the iShares MSCI Emerging Markets ETF (“EEM”). BFA has contractually agreed to reduce the investment advisory fee so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EEM, after taking into account any fee waivers by EEM.

For its investment advisory services to the iShares Edge MSCI Min Vol EM Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.78% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2020 on assets attributable to the Fund’s investments in the iShares Edge MSCI Min Vol Emerging Markets ETF (“EEMV”). BFA has contractually agreed reduce the investment advisory fee through December 31, 2017 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investments in EEMV, after taking into account any fee waivers by EEMV, plus 0.03%.

For its investment advisory services to each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. For the iShares Edge MSCI Min Vol Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2018 in order to limit total annual operating expenses after fee waiver to 0.25% of average daily net assets.

BFA contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets ETF through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Emerging Markets	$61,448
Edge MSCI Min Vol Emerging Markets	630,918
MSCI Emerging Markets	6,160,805

For the year ended August 31, 2016, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Emerging Markets ETF in the amount of $156,696, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s consolidated statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Emerging Markets	$12,384,681	$27,557,219
MSCI Emerging Markets	10,708,278	63,768,877

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$22,656,291	$35,081,231
Edge MSCI Min Vol EM Currency Hedged	318,867	515,500
Edge MSCI Min Vol Emerging Markets	1,684,312,077	710,865,907
MSCI Emerging Markets	9,754,224,488	5,204,632,047

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$60,003,602	$91,876,164
Edge MSCI Min Vol EM Currency Hedged	6,042,987	—
Edge MSCI Min Vol Emerging Markets	745,886,348	—
MSCI Emerging Markets	6,500,555,881	2,807,400,251

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Emerging Markets ETF as of August 31, 2016 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$9,187,631	[a]

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts heldby the iShares MSCI Emerging Markets ETF during the year ended August 31, 2016 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$6,400,315	$18,765,552

The following table shows the average quarter-end balances of open futures contracts for the the iShares MSCI Emerging Markets ETF for the year ended August 31, 2016:

Average value of contracts purchased	$77,745,156

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of forward currency contracts held as of August 31, 2016 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts / Net assets consist of – net unrealized appreciation (depreciation)	$820,391	$17,431

Liabilities
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts / Net assets consist of – net unrealized appreciation (depreciation)	$1,824,877	$44,871

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2016 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Foreign currency transactions	$(1,248,017)	$(95,593)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Forward currency contracts	$(4,089,424)	$(27,440)

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2016:

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Average amounts purchased in U.S. dollars	$230,097,779	$4,111,515
Average amounts sold in U.S. dollars	$420,455,254	$7,991,019

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2016:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Emerging Markets ETF
Forward currency contracts	$820,391	$(597,266)	$223,125

iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts	$17,431	$(14,310)	$3,121

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Emerging Markets ETF
Forward currency contracts	$1,824,877	$(597,266)	$1,227,611

iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts	$44,871	$(14,310)	$30,561

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of a Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2016, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Emerging Markets	$(237,511)	$—	$237,511
Edge MSCI Min Vol Emerging Markets	—	(1,299,878)	1,299,878
MSCI Emerging Markets	(73,517,829)	2,047,834	71,469,995

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
Currency Hedged MSCI Emerging Markets
Ordinary income	$8,407,790	$1,468,085
Long-term capital gain	4,214,422	—

	$12,622,212	$1,468,085

Edge MSCI Min Vol EM Currency Hedged
Ordinary income	$105,245	N/A
Return of capital	355	N/A

	$105,600	N/A

Edge MSCI Min Vol Emerging Markets
Ordinary income	$81,549,891	$56,113,327

MSCI Emerging Markets
Ordinary income	$501,097,523	$661,275,094

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI Emerging Markets	$25,812	$—	$(20,788,290)	$(5,142,365)	$(25,904,843)
Edge MSCI Min Vol EM Currency Hedged	—	(3,704)	306,127	(110,335)	192,088
Edge MSCI Min Vol Emerging Markets	33,796,218	(172,802,777)	106,584,086	(246,954,206)	(279,376,679)
MSCI Emerging Markets	147,594,378	(8,807,649,532)	(1,524,848,813)	(1,606,232,560)	(11,791,136,527)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Edge MSCI Min Vol EM Currency Hedged	$3,704	$—	$—	$—	$3,704
Edge MSCI Min Vol Emerging Markets	172,802,777	—	—	—	172,802,777
MSCI Emerging Markets	6,504,918,854	228,196,854	1,201,366,175	873,167,649	8,807,649,532

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	LINE OF CREDIT

The iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

For the year ended August 31, 2016, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
Edge MSCI Min Vol Emerging Markets	$49,300,000	$942,896	1.26%
MSCI Emerging Markets	45,000,000	1,461,749	1.25

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Emerging Markets ETF, iShares Edge MSCI Min Vol EM Currency Hedged ETF, iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and consolidated financial highlights for iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$3,401,860
Edge MSCI Min Vol EM Currency Hedged	51,836
Edge MSCI Min Vol Emerging Markets	53,924,647
MSCI Emerging Markets	424,847,755

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Emerging Markets	$116,267,764	$13,540,721
MSCI Emerging Markets	705,357,425	76,749,983

For the fiscal year ended August 31, 2016, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$5,161,634	$666,406
Edge MSCI Min Vol EM Currency Hedged	126,761	20,595

The iShares Currency Hedged MSCI Emerging Markets ETF hereby designates $4,214,422 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2016.

The iShares Currency Hedged MSCI Emerging Markets ETF hereby designates $3,602,067 as short-term capital gain dividends for the fiscal year ended August 31, 2016.

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Currency Hedged MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects the additional complexity associated with the Fund’s currency hedging strategy, as compared to many of the competitor funds as determined by Broadridge, which are not currency hedged.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	71

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Emerging Markets ETF (“EEM”), Fund shareholders would benefit from breakpoints in EEM’s investment advisory fee rate as the assets of EEM, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

76	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential

78	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

80	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets	$0.482615	$0.781650	$—	$1.264265	38%	62%	—%	100%
Edge MSCI Min Vol EM Currency Hedged	0.604278	—	—	0.604278	100	—	—	100
Edge MSCI Min Vol Emerging Markets	1.283144	—	—	1.283144	100	—	—	100
MSCI Emerging Markets	0.682183	—	0.084639	0.766822	89	—	11	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Emerging Markets ETF

Period Covered: September 23, 2014 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	6	1.34%
Between 0.5% and –0.5%	440	98.44
Less than –0.5% and Greater than –1.0%	1	0.22

	447	100.00%

iShares Edge MSCI Min Vol EM Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	1.18%
Greater than 1.0% and Less than 1.5%	5	2.96
Greater than 0.5% and Less than 1.0%	27	15.98
Between 0.5% and –0.5%	102	60.36
Less than –0.5% and Greater than –1.0%	28	16.57
Less than –1.0% and Greater than –1.5%	2	1.18
Less than –1.5% and Greater than –2.0%	1	0.59
Less than –2.0%	2	1.18

	169	100.00%

82	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Edge MSCI Min Vol Emerging Markets ETF

Period Covered:October 18, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.17%
Greater than 2.5% and Less than 3.0%	2	0.17
Greater than 2.0% and Less than 2.5%	5	0.42
Greater than 1.5% and Less than 2.0%	31	2.62
Greater than 1.0% and Less than 1.5%	73	6.17
Greater than 0.5% and Less than 1.0%	259	21.89
Between 0.5% and –0.5%	651	55.03
Less than –0.5% and Greater than –1.0%	105	8.88
Less than –1.0% and Greater than –1.5%	40	3.38
Less than –1.5% and Greater than –2.0%	11	0.93
Less than –2.0% and Greater than –2.5%	2	0.17
Less than –2.5% and Greater than –3.0%	2	0.17

	1,183	100.00%

iShares MSCI Emerging Markets ETF

Period Covered: January 1, 2011 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	67	4.84
Greater than 0.5% and Less than 1.0%	226	16.34
Between 0.5% and –0.5%	716	51.78
Less than –0.5% and Greater than –1.0%	207	14.98
Less than –1.0% and Greater than –1.5%	79	5.71
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Edge MSCI Min Vol Emerging Markets ETF and the iShares MSCI Emerging Markets ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which

84	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015 is USD 447.16 thousand. This figure is comprised of fixed remuneration of USD 173.9 thousand and variable remuneration of USD 273.26 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 53.14 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.87 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015 is USD 3.55 million. This figure is comprised of fixed remuneration of USD 1.38 million and variable remuneration of USD 2.17 million. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 422.01 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 102.2 thousand.

SUPPLEMENTAL INFORMATION	85

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

86	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	87

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

88	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	89

Notes:

90	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Frontier 100 ETF | FM | NYSE Arca
➢	iShares MSCI World ETF | URTH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI FRONTIER 100 ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.45)%	(6.25)%	(1.47)%	(5.45)%	(6.25)%	(1.47)%
Since Inception	3.52%	3.60%	5.24%	14.73%	15.07%	22.47%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,021.00	$4.01	$1,000.00	$1,021.20	$4.01	0.79%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRONTIER 100 ETF

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was -5.45%, net of fees, while the total return for the Index was -1.47%.

As represented by the Index, frontier market stocks declined modestly for the reporting period.

Within the Index, Nigeria was the largest detractor from performance for the reporting period. A major oil exporter, Nigeria was hurt by low crude oil prices during the reporting period. Losses in Nigerian stocks were exacerbated by the fall in the Nigerian naira after the government allowed the currency to float against the U.S dollar in order to curb black market trading. Low oil prices also hurt the economy of Kuwait, which represented approximately 24% of the Index on average during the reporting period. In addition to Nigeria and Kuwait, Kazakhstan and Sri Lanka detracted meaningfully from Index performance for the reporting period.

On the positive side, Argentina was the top contributor to Index performance for the reporting period. Argentina’s economic outlook brightened after a new government implemented widespread reforms to restore growth. Stocks’ positive response overcame the negative impact in dollar terms of a key part of the reform package, the devaluation of the Argentine peso. Pakistan boosted Index performance for the reporting period behind strengthening economic growth, while Morocco added to Index returns, partially due to economic growth spurred by a government privatization move.

On a sector basis, the consumer staples sector detracted the most from Index performance for the reporting period as food, beverage, and tobacco stocks declined. In contrast, the telecommunication services sector contributed the most to Index performance behind strength in both the diversified and wireless telecommunications services industries.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	44.41%
Telecommunication Services	14.55
Energy	10.63
Consumer Staples	7.51
Real Estate**	7.15
Materials	4.94
Utilities	3.70
Industrials	3.24
Health Care	2.00
Information Technology	1.15
Consumer Discretionary	0.72

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 8/31/16

Country	Percentage of Total Investments*

Kuwait	20.99%
Argentina	20.08
Pakistan	11.30
Nigeria	7.25
Kenya	6.09
Morocco	6.05
Romania	4.92
Oman	4.85
Bangladesh	3.97
Mauritius	3.96

TOTAL	89.46%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI WORLD ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.05%	7.10%	6.68%	7.05%	7.10%	6.68%
Since Inception	10.36%	10.42%	10.19%	58.04%	58.47%	56.88%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,126.30	$1.28	$1,000.00	$1,023.90	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI WORLD ETF

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 7.05%, net of fees, while the total return for the Index was 6.68%.

As represented by the Index, global stocks in developed markets posted solid gains for the reporting period.

Representing approximately 59% of the Index on average during the reporting period, the U.S. was the largest contributor to Index performance. Ongoing gradual improvement in the U.S. economy aided U.S. equity markets. In addition, stocks continued to draw support from the Fed, which kept interest rates steady following its quarter-point increase in December 2015. Although U.S. stocks stumbled in the wake of the U.K.’s “Brexit” vote to leave the European Union, the market quickly rebounded, reflecting investor confidence in the economy’s underlying strength.

Asian equity markets also contributed positively to Index performance for the reporting period, led by Australia and Japan. In contrast, European stock markets detracted from Index performance for the reporting period, most notably Italy, Spain, and Switzerland.

On a sector basis, the information technology sector made the largest contribution to Index performance for the reporting period. Robust growth in smartphone usage, cloud computing, and online security helped fuel the positive returns in this sector. Defensive sectors such as consumer staples also contributed to the Index’s return as investors sought relief from slowing global growth, Brexit uncertainty, and falling commodity prices. On the downside, the financials and healthcare sectors detracted from Index performance for the reporting period. Financials stocks struggled with low global interest rates, while healthcare stocks faced political scrutiny regarding prescription drug pricing by pharmaceutical and biotechnology companies.

ALLOCATION BY SECTOR As of 8/31/16

Sector	Percentage of Total Investments*

Financials**	18.28%
Information Technology	14.75
Health Care	12.97
Consumer Discretionary	12.52
Industrials	11.06
Consumer Staples	10.65
Energy	6.57
Materials	4.83
Telecommunication Services	3.50
Utilities	3.39
Real Estate**	1.48

TOTAL	100.00%

TEN LARGEST COUNTRIES As of 8/31/16

Country	Percentage of Total Investments*

United States	59.49%
Japan	8.81
United Kingdom	7.05
France	3.53
Canada	3.53
Germany	3.33
Switzerland	3.33
Australia	2.68
Hong Kong	1.27
Netherlands	1.23

TOTAL	94.25%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.65%

ARGENTINA — 20.02%
Adecoagro SAa	458,994	$4,612,890
Arcos Dorados Holdings Inc. Class Aa	605,926	2,920,563
Banco Macro SA ADR	175,577	13,754,702
BBVA Banco Frances SA ADR	209,614	4,223,722
Cresud SACIF y A ADR[a]	146,932	2,597,758
Empresa Distribuidora y Comercializadora Norte SA ADR[a]	104,938	1,836,415
Globant SAa,b	120,309	4,698,067
Grupo Financiero Galicia SA ADR	433,382	12,897,448
IRSA Inversiones y Representaciones SA ADR[a]	92,099	1,748,960
Pampa Energia SA ADR[a]	274,992	6,891,300
Petrobras Argentina SA ADR	363,623	2,232,645
Telecom Argentina SA ADR	396,312	6,990,944
Transportadora de Gas del Sur SA ADR	383,506	2,312,541
YPF SA ADR	819,584	13,924,732

		81,642,687
BAHRAIN — 0.75%
GFH Financial Group BSC[a]	11,520,682	3,073,771

		3,073,771
BANGLADESH — 3.96%
Beximco Pharmaceuticals Ltd.	2,206,267	2,329,197
GrameenPhone Ltd.	839,600	2,825,073
Islami Bank Bangladesh Ltd.	1,919,001	726,690
Lafarge Surma Cement Ltd.	2,392,450	2,306,123
Olympic Industries Ltd.	555,200	2,137,835
Square Pharmaceuticals Ltd.	1,738,849	5,815,378

		16,140,296
JORDAN — 1.46%
Arab Bank PLC	458,370	3,963,058
Jordan Petroleum Refinery Co.	411,420	1,978,762

		5,941,820
KAZAKHSTAN — 1.93%
Halyk Savings Bank of Kazakhstan JSC GDR[a,c]	272,885	1,640,039
KazMunaiGas Exploration Production JSC GDR[a,c]	879,570	6,244,947

		7,884,986

Security	Shares	Value
KENYA — 6.08%
Co-operative Bank of Kenya Ltd. (The)	9,338,937	$1,014,601
East African Breweries Ltd.	2,154,742	5,320,351
Equity Group Holdings Ltd./Kenya	10,680,500	2,900,876
KCB Group Ltd.	11,795,560	3,232,857
Safaricom Ltd.	62,254,000	12,297,086

		24,765,771
KUWAIT — 20.94%
Agility Public Warehousing Co. KSC	3,125,338	4,755,724
Boubyan Bank KSCP	2,206,137	2,773,179
Burgan Bank SAK	3,048,839	3,277,779
Jazeera Airways Co. KSC	526,394	1,410,450
Kuwait Finance House KSCP	12,022,554	18,294,326
Kuwait Projects Co. Holding KSCP	2,203,558	4,009,120
Mabanee Co. SAK	2,130,629	5,638,449
Mezzan Holding Co. KSCC	658,498	2,265,425
Mobile Telecommunications Co. KSC	11,143,387	11,795,845
National Bank of Kuwait SAKP	13,326,328	25,568,211
National Industries Group Holding SAK	4,323,639	1,659,088
VIVA Kuwait Telecom Co.[a]	816,214	2,457,012
Warba Bank KSCP[a]	2,684,542	1,474,145

		85,378,753
MAURITIUS — 3.95%
MCB Group Ltd.	805,908	4,750,736
Rockcastle Global Real Estate Co. Ltd.	4,123,869	10,089,559
SBM Holdings Ltd.	65,056,859	1,275,262

		16,115,557
MOROCCO — 6.04%
Attijariwafa Bank	226,678	8,087,396
Banque Centrale Populaire	123,050	2,854,553
Douja Promotion Groupe Addoha SA	642,342	2,347,638
Maroc Telecom	874,731	11,328,219

		24,617,806
NIGERIA — 7.23%
Access Bank PLC	85,218,667	1,335,012
Afriland Properties PLC[a]	7,291	45
Dangote Cement PLC	4,876,220	2,429,684

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2016

Security	Shares	Value
Ecobank Transnational Inc.	9	$—
FBN Holdings PLC	103,830,966	897,123
Guaranty Trust Bank PLC	80,471,984	6,041,098
Lafarge Africa PLC	9,170,826	1,506,821
Nestle Nigeria PLC	1,564,793	3,657,094
Nigerian Breweries PLC	20,035,766	7,947,332
Oando PLC[a]	29,477,441	410,847
Transnational Corp. of Nigeria PLC[a]	133,569,052	416,221
United Bank for Africa PLC	103,145,957	1,271,062
Zenith Bank PLC	84,436,595	3,564,038

		29,476,377
OMAN — 4.74%
Bank Muscat SAOG	5,131,162	5,064,524
Bank Sohar SAOG	5,129,477	2,224,994
Oman Telecommunications Co. SAOG	1,960,398	8,198,028
OMINVEST	393,953	560,743
Ooredoo QSC	1,752,387	3,277,191

		19,325,480
PAKISTAN — 11.27%
Engro Corp. Ltd./Pakistan	1,301,961	3,804,871
Fauji Cement Co. Ltd.	3,201,500	1,162,903
Fauji Fertilizer Co. Ltd.	2,594,950	2,749,445
Habib Bank Ltd.	3,040,800	6,314,469
Hub Power Co. Ltd. (The)	2,493,830	2,963,068
Lucky Cement Ltd.	924,298	6,119,034
MCB Bank Ltd.	2,898,266	5,804,004
National Bank of Pakistan	3,033,126	2,102,118
Oil & Gas Development Co. Ltd.	3,307,300	4,426,366
Pakistan Oilfields Ltd.	343,500	1,296,296
Pakistan Petroleum Ltd.	871,150	1,364,393
Pakistan State Oil Co. Ltd.	727,500	2,801,353
United Bank Ltd./Pakistan	2,581,867	5,034,548

		45,942,868
ROMANIA — 4.91%
Banca Transilvania SA	13,692,032	8,153,690
BRD-Groupe Societe Generale SA	949,710	2,708,976
Electrica SA	848,437	2,938,089
OMV Petrom SAa	20,840,505	1,334,927
Societatea Nationala de Gaze Naturale ROMGAZ SA	499,209	2,979,066

Security	Shares or Principal		Value
Transgaz SA Medias		25,194	$1,910,069

			20,024,817
SLOVENIA — 0.34%
Zavarovalnica Triglav DD		51,794	1,403,489

			1,403,489
SRI LANKA — 2.30%
Commercial Bank of Ceylon PLC		2,736,504	2,612,823
Hatton National Bank PLC		895,985	1,385,782
John Keells Holdings PLC		5,122,610	5,369,981

			9,368,586
VIETNAM — 3.73%
Bank for Foreign Trade of Vietnam JSC[a]		1,135,700	2,749,509
Masan Group Corp.[a]		1,489,000	4,606,187
Saigon Thuong Tin Commercial JSB[a]		2,550,079	1,189,008
Vingroup JSC[a]		3,089,258	6,661,883

			15,206,587

TOTAL COMMON STOCKS
(Cost: $472,629,789)			406,309,651

CONVERTIBLE BONDS — 0.10%

OMAN — 0.10%
Bank Muscat SAOG
4.50%, 03/20/17	OMR	540,521	148,819
3.50%, 03/19/18		1,026,177	258,543

			407,362

TOTAL CONVERTIBLE BONDS
(Cost: $255,878)			407,362

SHORT-TERM INVESTMENTS — 2.05%

MONEY MARKET FUNDS — 2.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]		2,940,667	2,940,667
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]		5,413,364	5,413,364

			8,354,031

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,354,031)			8,354,031

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2016

Value
TOTAL INVESTMENTS IN SECURITIES — 101.80%
(Cost: $481,239,698)[g]	$415,071,044
Other Assets, Less Liabilities — (1.80)%	(7,348,546)

NET ASSETS — 100.00%	$407,722,498

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

Currency abbreviations:

OMR  —  Omani Rial

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $507,996,216. Net unrealized depreciation was $92,925,172, of which $50,156,861 represented gross unrealized appreciation on securities and $143,082,033 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$376,833,229	$29,476,422	$—	$406,309,651
Convertible bonds	—	407,362	—	407,362
Money market funds	8,354,031	—	—	8,354,031

Total	$385,187,260	$29,883,784	$—	$415,071,044

The iShares MSCI Frontier 100 ETF had transfers from Level 1 to Level 2 during the year ended August 31, 2016 in the amount of $59,671,512. The Nigerian securities were valued using Level 1 prices but the foreign exchange rate used to translate the Nigerian naira into U.S. dollars was the three-month non-deliverable forward rate, a Level 2 input.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.48%

AUSTRALIA — 2.68%
AGL Energy Ltd.	9,680	$134,951
Amcor Ltd./Australia	12,640	151,994
AMP Ltd.	27,200	107,526
APA Group	12,574	87,318
ASX Ltd.	2,403	92,376
Aurizon Holdings Ltd.	21,320	70,341
Australia & New Zealand Banking Group Ltd.	23,720	479,540
Bendigo & Adelaide Bank Ltd.	6,680	55,124
BHP Billiton Ltd.	27,920	428,688
Brambles Ltd.	14,920	138,146
Cochlear Ltd.	1,080	114,365
Commonwealth Bank of Australia	14,137	762,957
Computershare Ltd.	5,720	42,473
Crown Resorts Ltd.	4,600	45,392
CSL Ltd.	4,200	341,219
Dexus Property Group	14,253	104,119
Goodman Group	20,400	116,367
GPT Group (The)	23,920	95,818
Incitec Pivot Ltd.	24,440	52,348
Insurance Australia Group Ltd.	23,960	100,120
James Hardie Industries PLC	5,928	96,633
LendLease Group	8,440	87,661
Macquarie Group Ltd.	2,850	172,853
Medibank Pvt Ltd.	29,922	60,492
Mirvac Group	54,240	94,573
National Australia Bank Ltd.	21,880	449,577
Newcrest Mining Ltd.[a]	8,680	144,755
Oil Search Ltd.	11,320	57,171
Orica Ltd.[b]	3,800	42,153
Origin Energy Ltd.	19,080	75,426
QBE Insurance Group Ltd.	12,760	95,131
Ramsay Health Care Ltd.	1,640	102,264
Rio Tinto Ltd.	4,160	148,819
Santos Ltd.	17,213	57,438
Scentre Group	57,941	216,421
Sonic Healthcare Ltd.	5,440	94,034
South32 Ltd.[a]	63,124	91,086
Stockland	31,646	115,350
Suncorp Group Ltd.	10,777	102,944
Sydney Airport	10,522	57,569
Tatts Group Ltd.	19,760	56,581

Security	Shares	Value
Telstra Corp. Ltd.	34,463	$136,238
Transurban Group	19,218	165,520
Vicinity Centres	35,640	88,659
Wesfarmers Ltd.	9,280	295,993
Westfield Corp.	21,160	162,527
Westpac Banking Corp.	27,644	612,057
Woodside Petroleum Ltd.	5,960	128,241
Woolworths Ltd.	11,080	197,437

		7,726,785
AUSTRIA — 0.07%
Andritz AG	1,160	59,100
Erste Group Bank AG	3,280	92,003
OMV AG	1,560	43,645

		194,748
BELGIUM — 0.53%
Ageas	2,480	85,542
Anheuser-Busch InBev SA/NV	6,920	855,878
Colruyt SA	1,000	54,802
Groupe Bruxelles Lambert SA	680	59,581
KBC Group NVa	2,735	161,657
Proximus SADP	1,320	40,326
Solvay SA	687	75,298
UCB SA	1,400	114,776
Umicore SA	1,480	87,264

		1,535,124
CANADA — 3.52%
Agnico Eagle Mines Ltd.	2,680	135,772
Agrium Inc.	1,400	134,830
Alimentation Couche-Tard Inc. Class B	4,200	216,490
ARC Resources Ltd.	4,040	70,451
Bank of Montreal	5,680	376,545
Bank of Nova Scotia (The)	10,040	534,196
Barrick Gold Corp.	11,560	196,389
BCE Inc.	1,440	67,245
BlackBerry Ltd.[a,b]	5,960	45,198
Brookfield Asset Management Inc. Class A	8,400	283,297
Cameco Corp.	4,760	43,898
Canadian Imperial Bank of Commerce/Canada	3,440	272,935
Canadian National Railway Co.	6,960	447,025
Canadian Natural Resources Ltd.	9,600	298,013
Canadian Pacific Railway Ltd.	1,360	208,190
Canadian Tire Corp. Ltd. Class A	760	77,810

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Canadian Utilities Ltd. Class A	1,640	$46,998
Cenovus Energy Inc.	8,160	117,855
CGI Group Inc. Class Aa	2,400	116,758
CI Financial Corp.	2,960	57,912
Constellation Software Inc./Canada	240	104,663
Crescent Point Energy Corp.	5,120	77,265
Enbridge Inc.	8,120	320,084
Encana Corp.	8,800	83,972
Fairfax Financial Holdings Ltd.	240	135,767
Finning International Inc.	2,840	50,347
Fortis Inc./Canada	3,040	95,576
Franco-Nevada Corp.	1,760	122,914
George Weston Ltd.	720	61,955
Gildan Activewear Inc.	3,040	89,459
Goldcorp Inc.	7,760	118,052
Great-West Lifeco Inc.	2,400	57,291
Husky Energy Inc.	3,181	39,082
IGM Financial Inc.	1,160	32,801
Imperial Oil Ltd.	3,040	92,703
Intact Financial Corp.	1,480	107,364
Inter Pipeline Ltd.	4,016	87,296
Loblaw Companies Ltd.	2,440	132,689
Magna International Inc. Class A	3,680	148,120
Manulife Financial Corp.	15,400	209,981
Metro Inc.	3,840	130,356
National Bank of Canada	3,600	126,462
Onex Corp.	1,360	83,017
Open Text Corp.	1,480	93,038
Pembina Pipeline Corp.	4,880	146,766
Potash Corp. of Saskatchewan Inc.	7,480	135,456
Power Corp. of Canada	3,280	69,297
Power Financial Corp.	2,320	53,418
PrairieSky Royalty Ltd.	2,040	39,959
Restaurant Brands International Inc.	2,120	101,100
RioCan REIT	3,200	67,168
Rogers Communications Inc. Class B	3,320	142,107
Royal Bank of Canada	12,080	750,644
Saputo Inc.	3,240	107,667
Shaw Communications Inc. Class B	3,406	68,091
Silver Wheaton Corp.	5,200	131,739
SNC-Lavalin Group Inc.	1,880	80,098
Sun Life Financial Inc.	5,000	157,692
Suncor Energy Inc.	14,170	384,044
TELUS Corp.	64	2,098

Security	Shares	Value
Thomson Reuters Corp.	3,040	$125,835
Toronto-Dominion Bank (The)	15,440	688,654
Tourmaline Oil Corp.[a]	2,360	66,337
TransCanada Corp.	7,320	331,786
Valeant Pharmaceuticals International Inc.[a,b]	3,320	96,383
Vermilion Energy Inc.	1,520	54,901

		10,149,301
DENMARK — 0.70%
AP Moeller – Maersk A/S Class A	120	170,772
Carlsberg A/S Class B	1,080	101,089
Coloplast A/S Class B	1,280	97,208
Danske Bank A/S	6,920	202,756
DSV A/S	2,756	136,468
Novo Nordisk A/S Class B	16,560	774,895
Novozymes A/S Class B	2,760	119,484
Pandora A/S	1,246	154,757
Vestas Wind Systems A/S	2,176	180,232
William Demant Holding A/Sa,b	3,800	79,268

		2,016,929
FINLAND — 0.34%
Elisa OYJ	1,960	68,850
Fortum OYJ	3,520	54,258
Kone OYJ Class B	3,360	168,586
Metso OYJ	1,440	40,256
Nokia OYJ	49,742	279,217
Sampo OYJ Class A	3,360	144,037
Stora Enso OYJ Class R	6,480	57,123
UPM-Kymmene OYJ	5,320	106,712
Wartsila OYJ Abp	1,760	72,292

		991,331
FRANCE — 3.52%
Accor SA	2,080	78,405
Air Liquide SA	2,934	321,317
Airbus Group SE	5,200	302,837
Alstom SAa	2,480	65,503
ArcelorMittal[a]	17,565	103,508
Atos SE	1,080	106,103
AXA SA	15,920	333,695
BNP Paribas SA	8,841	449,057
Bollore SAb	13,200	47,603
Bouygues SA	1,840	58,262
Bureau Veritas SA	3,281	70,234
Capgemini SA	1,520	147,858

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Carrefour SA	5,040	$126,692
Casino Guichard Perrachon SAb	640	31,609
Christian Dior SE	560	96,674
Cie. de Saint-Gobain	4,160	182,177
Cie. Generale des Etablissements Michelin Class B	1,720	182,561
Credit Agricole SA	8,920	84,345
Danone SA	5,040	382,322
Dassault Systemes	1,480	124,483
Edenred	2,200	47,829
Engie SA	10,880	173,160
Essilor International SA	1,800	228,241
Eutelsat Communications SA	2,040	39,591
Groupe Eurotunnel SE Registered	7,560	83,021
Hermes International	289	121,861
Iliad SA	320	65,881
Ingenico Group SA	560	60,212
Kering	720	136,283
Klepierre	2,744	128,388
L’Oreal SA	2,080	392,316
Lagardere SCA	1,560	37,989
Legrand SA	2,520	150,745
LVMH Moet Hennessy Louis Vuitton SE	2,320	391,978
Orange SA	16,720	254,934
Pernod Ricard SA	1,920	220,041
Peugeot SAa	4,760	70,112
Publicis Groupe SA	1,680	124,522
Renault SA	1,734	141,579
Safran SA	2,880	201,052
Sanofi	10,040	772,344
Schneider Electric SE	4,779	325,158
SCOR SE	1,760	51,700
SES SA	3,360	77,052
SFR Group SA	1,440	38,251
Societe BIC SA	400	58,294
Societe Generale SA	6,440	234,148
Sodexo SA	1,000	115,663
STMicroelectronics NV	6,280	46,883
Suez	2,840	42,907
Technip SA	1,360	80,234
Thales SA	1,280	110,669
Total SA	18,160	864,648
Unibail-Rodamco SEb	858	235,077

Security	Shares	Value
Valeo SA	2,520	$130,200
Veolia Environnement SA	4,200	89,181
Vinci SA	4,280	324,098
Vivendi SA	9,760	188,924

		10,150,411
GERMANY — 3.14%
adidas AG	2,080	345,057
Allianz SE Registered	3,800	565,217
BASF SE	7,680	623,557
Bayer AG Registered	7,160	765,308
Bayerische Motoren Werke AG	2,920	253,700
Beiersdorf AG	1,121	104,138
Brenntag AG	2,160	117,374
Commerzbank AG	12,521	87,939
Continental AG	978	204,670
Daimler AG Registered	7,680	531,007
Deutsche Bank AG Registered[a]	12,320	181,260
Deutsche Boerse AG New[a]	1,960	167,214
Deutsche Post AG Registered	9,160	289,735
Deutsche Telekom AG Registered	27,161	452,851
E.ON SE	16,600	152,657
Fresenius Medical Care AG & Co. KGaA	2,200	194,403
Fresenius SE & Co. KGaA	3,600	262,301
GEA Group AG	2,440	130,755
Hannover Rueck SE	800	81,616
HeidelbergCement AG	1,600	148,387
Henkel AG & Co. KGaA	1,160	130,035
Infineon Technologies AG	11,400	191,657
Lanxess AG	1,480	78,857
Linde AG	1,760	300,989
MAN SE	720	74,785
Merck KGaA	1,200	126,085
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,440	259,896
Osram Licht AG	1,481	77,426
ProSiebenSat.1 Media SE Registered	2,171	93,236
QIAGEN NVa,b	3,920	103,646
RWE AGa	4,720	77,092
SAP SE	8,600	754,383
Siemens AG Registered	6,800	810,743
ThyssenKrupp AG	4,200	97,742
Vonovia SE	4,920	191,157
Zalando SEa,b,c	1,240	47,349

		9,074,224

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
HONG KONG — 1.27%
AIA Group Ltd.	120,000	$758,823
Bank of East Asia Ltd. (The)[b]	40,000	161,666
BOC Hong Kong Holdings Ltd.	60,000	210,011
Cheung Kong Property Holdings Ltd.	40,000	281,046
CK Hutchison Holdings Ltd.[b]	20,000	257,066
CLP Holdings Ltd.	20,000	205,112
Galaxy Entertainment Group Ltd.[b]	40,000	130,209
Hang Seng Bank Ltd.[b]	16,000	280,736
Hong Kong & China Gas Co. Ltd.[b]	176,271	336,328
Hong Kong Exchanges and Clearing Ltd.[b]	9,300	227,442
Li & Fung Ltd.[b]	88,000	45,266
Link REIT	40,000	290,843
MTR Corp. Ltd.	40,000	218,648
New World Development Co. Ltd.	98,333	123,348
Sands China Ltd.[b]	32,000	125,826

		3,652,370
IRELAND — 0.19%
Bank of Ireland[a]	255,240	57,423
CRH PLC	6,800	229,855
Kerry Group PLC Class A	1,760	149,328
Paddy Power Betfair PLC	812	96,903

		533,509
ISRAEL — 0.27%
Bank Hapoalim BM	25,040	134,108
Check Point Software Technologies Ltd.[a,b]	1,040	79,810
Mobileye NVa,b	1,640	80,179
Nice Ltd.	1,120	76,357
Teva Pharmaceutical Industries Ltd.	8,200	415,544

		785,998
ITALY — 0.71%
Assicurazioni Generali SpA	10,080	127,983
Atlantia SpA	4,720	121,224
CNH Industrial NV	10,560	77,036
Enel SpA	62,780	276,748
Eni SpA	21,400	322,716
Ferrari NV	1,290	62,067
Fiat Chrysler Automobiles NVb	11,000	75,897
Intesa Sanpaolo SpA	113,360	268,922
Leonardo-Finmeccanica SpA[a]	3,996	45,529
Luxottica Group SpA	1,760	84,779
Saipem SpA[a,b]	52,918	24,217

Security	Shares	Value
Snam SpA	23,520	$130,191
Telecom Italia SpA/Milano[a,b]	122,480	110,971
Tenaris SA	5,480	75,193
Terna Rete Elettrica Nazionale SpA	19,720	101,733
UniCredit SpA	46,640	119,786
Unione di Banche Italiane SpA[b]	12,973	34,850

		2,059,842
JAPAN — 8.78%
Aeon Co. Ltd.	8,000	110,021
Aisin Seiki Co. Ltd.	4,000	188,911
Ajinomoto Co. Inc.	8,000	169,614
ANA Holdings Inc.	40,000	108,783
Asahi Group Holdings Ltd.	8,000	261,884
Astellas Pharma Inc.	24,000	366,723
Bridgestone Corp.	8,000	274,955
Canon Inc.	12,000	343,868
Casio Computer Co. Ltd.[b]	4,300	60,737
Chubu Electric Power Co. Inc.	12,000	162,305
Chugai Pharmaceutical Co. Ltd.	4,000	125,489
Chugoku Electric Power Co. Inc. (The)	12,000	144,091
Concordia Financial Group Ltd.[a]	16,000	82,541
Dai-ichi Life Insurance Co. Ltd. (The)	10,800	150,303
Daiichi Sankyo Co. Ltd.	8,900	204,312
Daikin Industries Ltd.	4,000	370,822
Daiwa House Industry Co. Ltd.	8,000	206,623
Denso Corp.	4,000	165,205
Dentsu Inc.	4,000	220,042
East Japan Railway Co.	4,000	342,631
Eisai Co. Ltd.	4,000	233,190
FANUC Corp.	1,100	187,490
Fast Retailing Co. Ltd.	400	140,533
Fuji Heavy Industries Ltd.	8,000	316,953
FUJIFILM Holdings Corp.	8,000	300,633
Fujitsu Ltd.	40,000	203,103
Hakuhodo DY Holdings Inc.	8,000	86,934
Hitachi Ltd.	40,000	191,811
Honda Motor Co. Ltd.	16,000	490,356
Hoya Corp.	4,000	155,035
Hulic Co. Ltd.	8,000	75,796
Iida Group Holdings Co. Ltd.	4,000	74,946
INPEX Corp.	16,000	138,970
ITOCHU Corp.	20,000	236,090
Japan Airlines Co. Ltd.	4,000	121,700
Japan Exchange Group Inc.	12,000	187,480

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Japan Retail Fund Investment Corp.	80	$179,668
Japan Tobacco Inc.	12,000	464,988
JFE Holdings Inc.	8,000	124,252
JTEKT Corp.	4,000	62,184
JX Holdings Inc.	36,000	134,659
Kansai Electric Power Co. Inc. (The)[a,b]	12,000	102,870
Kao Corp.	4,000	207,937
KDDI Corp.	20,000	587,035
Kirin Holdings Co. Ltd.	12,000	195,659
Kobe Steel Ltd.	80,000	74,250
Komatsu Ltd.	12,000	262,368
Konica Minolta Inc.	12,000	108,126
Kubota Corp.	8,000	117,330
Kuraray Co. Ltd.	12,000	171,470
Kyocera Corp.	4,000	190,110
Kyushu Electric Power Co. Inc.	8,000	74,482
Kyushu Financial Group Inc.	16,000	94,823
Marubeni Corp.	32,000	159,544
Marui Group Co. Ltd.	4,000	48,765
Mazda Motor Corp.	8,000	131,909
Mitsubishi Chemical Holdings Corp.	28,000	176,714
Mitsubishi Corp.	16,000	333,427
Mitsubishi Electric Corp.	8,000	104,452
Mitsubishi Estate Co. Ltd.	5,000	94,600
Mitsubishi Heavy Industries Ltd.	40,000	174,177
Mitsubishi Motors Corp.	12,000	54,875
Mitsubishi UFJ Financial Group Inc.	120,600	657,712
Mitsubishi UFJ Lease & Finance Co. Ltd.	28,000	131,290
Mitsui & Co. Ltd.	20,100	267,585
Mitsui Fudosan Co. Ltd.	4,000	86,160
Mizuho Financial Group Inc.	244,000	423,907
MS&AD Insurance Group Holdings Inc.	5,900	168,413
Murata Manufacturing Co. Ltd.	1,400	188,205
Nagoya Railroad Co. Ltd.	40,000	196,065
NEC Corp.	30,000	76,280
Nidec Corp.	4,000	360,497
Nikon Corp.[b]	8,000	117,484
Nintendo Co. Ltd.	500	109,610
Nippon Paint Holdings Co. Ltd.	4,000	143,278
Nippon Steel & Sumitomo Metal Corp.	8,047	170,844
Nippon Telegraph & Telephone Corp.	8,000	351,602
Nissan Motor Co. Ltd.	28,000	274,762

Security	Shares	Value
Nitto Denko Corp.	4,000	$273,176
Nomura Holdings Inc.	48,000	226,136
Nomura Real Estate Master Fund Inc.	80	132,025
NTT DOCOMO Inc.	16,000	402,649
Olympus Corp.	4,000	130,904
Omron Corp.	4,000	135,737
Ono Pharmaceutical Co. Ltd.	4,000	104,297
Oriental Land Co. Ltd./Japan	4,000	234,311
ORIX Corp.	16,000	230,096
Otsuka Holdings Co. Ltd.	4,000	173,365
Panasonic Corp.	24,000	246,184
Rakuten Inc.	12,000	151,283
Resona Holdings Inc.	32,000	146,395
Ricoh Co. Ltd.	12,000	108,242
Sekisui House Ltd.	8,000	128,854
Seven & I Holdings Co. Ltd.	8,000	337,294
Seven Bank Ltd.	24,000	84,923
Shin-Etsu Chemical Co. Ltd.	4,000	293,672
Shionogi & Co. Ltd.	4,000	178,624
Shiseido Co. Ltd.	4,000	100,585
SoftBank Group Corp.	8,000	522,531
Sompo Japan Nipponkoa Holdings Inc.	4,000	128,235
Sony Corp.	12,000	385,750
Sumitomo Corp.	20,000	216,948
Sumitomo Electric Industries Ltd.	12,000	177,909
Sumitomo Mitsui Financial Group Inc.	12,000	420,090
Sumitomo Mitsui Trust Holdings Inc.	40,000	143,201
Sumitomo Realty & Development Co. Ltd.	2,000	52,796
Suzuki Motor Corp.	4,000	132,605
Sysmex Corp.	4,000	257,940
T&D Holdings Inc.	12,000	136,956
Takeda Pharmaceutical Co. Ltd.	8,000	352,685
Terumo Corp.	4,000	155,653
Tohoku Electric Power Co. Inc.	8,000	100,314
Tokio Marine Holdings Inc.	8,000	314,323
Tokyo Electric Power Co. Holdings Inc.[a]	20,000	80,630
Tokyo Gas Co. Ltd.	40,000	171,509
Tokyu Fudosan Holdings Corp.	16,000	89,099
Toshiba Corp.[a]	40,000	126,534
Toyota Motor Corp.	24,000	1,447,402
Unicharm Corp.	8,000	194,364
USS Co. Ltd.	4,000	63,963

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Yahoo Japan Corp.	28,100	$114,644
Yamada Denki Co. Ltd.	20,000	93,585
Yamato Holdings Co. Ltd.	8,000	188,834
Yokogawa Electric Corp.	8,000	102,480

		25,344,980
NETHERLANDS — 1.22%
Aegon NV	16,640	68,089
AerCap Holdings NVa,b	2,040	81,539
Akzo Nobel NV	2,401	161,998
Altice NV Class Aa,b	2,748	45,679
Altice NV Class Ba	2,240	37,185
ASML Holding NV	3,120	331,401
Gemalto NVb	1,040	72,336
Heineken Holding NV	1,160	93,098
Heineken NV	2,120	189,128
ING Groep NV	32,320	403,879
Koninklijke Ahold Delhaize NV	13,541	323,720
Koninklijke DSM NV	1,801	125,346
Koninklijke KPN NV	32,000	104,318
Koninklijke Philips NV	8,895	257,973
NXP Semiconductors NVa	2,640	232,373
Randstad Holding NV	1,375	64,740
RELX NV	8,445	149,549
Unilever NV CVA	13,600	622,769
Wolters Kluwer NV	4,040	169,296

		3,534,416
NEW ZEALAND — 0.06%
Fletcher Building Ltd.	12,720	97,820
Spark New Zealand Ltd.	25,800	71,222

		169,042
NORWAY — 0.21%
DNB ASA	9,920	120,475
Norsk Hydro ASA	16,720	71,001
Orkla ASA	6,960	63,666
Statoil ASA	10,520	166,229
Telenor ASA	6,360	110,942
Yara International ASA	2,120	75,182

		607,495
PORTUGAL — 0.05%
EDP – Energias de Portugal SA	25,787	86,305
Galp Energia SGPS SA	3,923	56,931

		143,236

Security	Shares	Value
SINGAPORE — 0.45%
Ascendas REIT[b]	66,565	$119,664
CapitaLand Ltd.[b]	56,000	126,147
CapitaLand Mall Trust[b]	88,000	139,473
DBS Group Holdings Ltd.[b]	14,400	158,386
Genting Singapore PLC	136,000	71,849
Global Logistic Properties Ltd.[b]	56,000	74,579
Hutchison Port Holdings Trust	112,000	48,160
Oversea-Chinese Banking Corp. Ltd.[b]	24,000	151,271
Singapore Telecommunications Ltd.	88,000	259,574
United Overseas Bank Ltd.	12,000	158,580

		1,307,683
SPAIN — 1.11%
Abertis Infraestructuras SA	6,863	106,132
ACS Actividades de Construccion y Servicios SA	2,628	74,359
Aena SAc	760	107,288
Amadeus IT Holding SA Class A	4,440	203,711
Banco Bilbao Vizcaya Argentaria SA	53,903	334,872
Banco de Sabadell SA	54,609	73,897
Banco Popular Espanol SAb	34,679	46,851
Banco Santander SA	121,440	543,720
Bankia SA	54,320	45,737
Bankinter SA	9,720	71,189
CaixaBank SA	23,465	63,062
Distribuidora Internacional de Alimentacion SA	7,640	46,587
Enagas SA	193	5,659
Endesa SA	2,544	51,737
Ferrovial SA	5,127	100,871
Gas Natural SDG SA	2,280	46,991
Grifols SA	3,360	71,064
Iberdrola SA	44,663	293,486
Industria de Diseno Textil SA	9,200	325,480
International Consolidated Airlines Group SA	12,920	64,926
Red Electrica Corp. SA	625	13,438
Repsol SA	10,866	145,708
Telefonica SA	35,535	357,381

		3,194,146
SWEDEN — 1.03%
Alfa Laval AB	3,720	57,692
Assa Abloy AB	11,040	223,223
Atlas Copco AB Class A	5,240	148,354

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Atlas Copco AB Class B	4,480	$114,979
Boliden AB	3,604	76,191
Electrolux AB Class B	2,280	59,287
Hennes & Mauritz AB Class B	8,000	243,473
Hexagon AB Class B	2,600	105,687
Investor AB Class B	4,920	173,258
Kinnevik AB Class B	2,560	62,926
Lundin Petroleum ABa	3,000	52,718
Millicom International Cellular SA SDR	682	34,872
Nordea Bank AB	21,640	211,204
Sandvik AB	10,445	113,208
Skandinaviska Enskilda Banken AB Class A	12,640	123,365
Skanska AB Class B	4,480	98,053
SKF AB Class B	4,000	67,305
Svenska Cellulosa AB SCA Class B	5,360	164,439
Svenska Handelsbanken AB Class A	13,360	172,143
Swedbank AB Class A	7,400	169,902
Swedish Match AB	2,600	92,529
Telefonaktiebolaget LM Ericsson Class B	24,960	177,685
Telia Co. AB	15,960	71,966
Volvo AB Class B	14,011	150,388

		2,964,847
SWITZERLAND — 3.32%
ABB Ltd. Registered	19,040	412,948
Actelion Ltd. Registered	1,120	186,600
Adecco Group AG Registered	1,440	82,952
Aryzta AG	1,120	44,661
Baloise Holding AG Registered	760	90,499
Cie. Financiere Richemont SA Class A Registered	4,360	251,381
Credit Suisse Group AG Registered	15,688	204,532
Geberit AG Registered	480	209,577
Givaudan SA Registered	120	248,293
Julius Baer Group Ltd.	2,360	99,031
Kuehne + Nagel International AG Registered	760	106,201
LafargeHolcim Ltd. Registered	4,320	229,289
Nestle SA Registered	26,760	2,132,521
Novartis AG Registered	19,160	1,509,322
Partners Group Holding AG	320	146,883
Roche Holding AG	5,920	1,444,828

Security	Shares	Value
Schindler Holding AG Participation Certificates	480	$90,426
Schindler Holding AG Registered	480	90,768
SGS SA Registered	80	175,950
Sonova Holding AG Registered	720	99,732
Swatch Group AG (The) Bearer[b]	360	92,734
Swiss Life Holding AG Registered	360	90,133
Swiss Prime Site AG Registered	606	53,350
Swiss Re AG	2,880	243,285
Swisscom AG Registered	200	95,649
Syngenta AG Registered	840	366,162
UBS Group AG	31,650	458,056
Zurich Insurance Group AG	1,240	317,273

		9,573,036
UNITED KINGDOM — 7.02%
3i Group PLC	8,271	66,566
Aberdeen Asset Management PLC	10,680	44,844
Admiral Group PLC	2,520	67,659
Aggreko PLC	3,295	43,975
Anglo American PLC[a]	13,640	139,306
Antofagasta PLC	6,240	40,429
ARM Holdings PLC	13,480	299,425
Associated British Foods PLC	3,400	135,415
AstraZeneca PLC	10,680	686,651
Auto Trader Group PLC[c]	14,760	72,125
Aviva PLC	33,172	186,120
Babcock International Group PLC	5,320	72,881
BAE Systems PLC	29,800	210,171
Barclays PLC	145,200	327,565
BHP Billiton PLC	19,120	247,885
BP PLC	161,640	905,863
British American Tobacco PLC	16,280	1,007,460
British Land Co. PLC (The)	10,760	93,432
BT Group PLC	75,280	380,919
Bunzl PLC	5,040	155,649
Burberry Group PLC	4,400	75,145
Capita PLC	6,120	82,959
Carnival PLC	1,840	88,056
Centrica PLC	47,560	144,885
Cobham PLC	21,059	44,598
Compass Group PLC	15,690	296,319
Croda International PLC	1,942	84,188
Diageo PLC	21,520	594,275
Experian PLC	9,440	187,184

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
G4S PLC	19,520	$58,954
GKN PLC	18,680	76,087
GlaxoSmithKline PLC	41,480	890,409
Glencore PLC	109,844	250,393
Hammerson PLC	11,000	83,559
HSBC Holdings PLC	167,960	1,241,331
ICAP PLC	6,400	40,091
IMI PLC	3,360	46,514
Imperial Brands PLC	8,520	445,620
Inmarsat PLC	5,200	52,508
InterContinental Hotels Group PLC	2,334	99,684
Intertek Group PLC	2,640	120,705
Intu Properties PLC[b]	12,299	50,901
Investec PLC	7,960	46,997
ITV PLC	36,600	96,206
J Sainsbury PLC[b]	12,974	40,832
Johnson Matthey PLC	2,082	91,020
Kingfisher PLC	20,640	100,316
Land Securities Group PLC	9,040	129,526
Legal & General Group PLC	50,120	138,045
Liberty Global PLC LiLAC Class Ca	1,000	28,560
Lloyds Banking Group PLC	542,040	421,331
London Stock Exchange Group PLC	3,404	122,824
Marks & Spencer Group PLC	14,880	67,176
Meggitt PLC	10,400	63,787
National Grid PLC	32,160	440,785
Next PLC	1,480	107,094
Old Mutual PLC	47,200	119,988
Pearson PLC	7,680	87,056
Prudential PLC	22,640	404,300
Randgold Resources Ltd.	896	83,905
Reckitt Benckiser Group PLC	5,640	543,218
RELX PLC	10,880	205,906
Rio Tinto PLC	10,960	330,293
Rolls-Royce Holdings PLC	17,040	171,843
Royal Bank of Scotland Group PLC[a,b]	34,800	91,839
Royal Dutch Shell PLC Class A	35,788	872,045
Royal Dutch Shell PLC Class B	32,483	826,184
RSA Insurance Group PLC	11,737	76,229
SABMiller PLC	8,161	470,078
Sage Group PLC (The)	13,320	126,478
Segro PLC	13,360	79,299
Severn Trent PLC	3,440	107,273
Shire PLC	7,938	494,972

Security	Shares	Value
Sky PLC	8,760	$97,406
Smith & Nephew PLC	8,360	134,564
Smiths Group PLC	5,080	89,220
SSE PLC	8,218	161,877
Standard Chartered PLC[a]	28,321	238,131
Standard Life PLC	16,225	77,456
Tate & Lyle PLC	7,840	75,316
Taylor Wimpey PLC	36,440	76,981
Tesco PLC[a]	76,600	166,887
TUI AG	5,360	74,622
Unilever PLC	11,240	519,505
United Utilities Group PLC	7,000	89,066
Vodafone Group PLC	224,723	676,494
Weir Group PLC (The)	2,880	56,843
Whitbread PLC	2,080	113,653
Wolseley PLC	2,611	149,780
WPP PLC	10,920	251,142

		20,273,053
UNITED STATES — 59.29%
3M Co.	5,240	939,218
Abbott Laboratories	12,280	516,006
AbbVie Inc.	13,800	884,580
Accenture PLC Class A	5,320	611,800
Activision Blizzard Inc.	5,281	218,475
Acuity Brands Inc.	440	121,053
Adobe Systems Inc.[a]	4,360	446,072
Advance Auto Parts Inc.	720	113,314
AES Corp./VA	5,880	70,972
Aetna Inc.	2,920	341,990
Affiliated Managers Group Inc.[a]	720	102,276
Aflac Inc.	3,400	252,212
AGCO Corp.	1,120	54,365
Agilent Technologies Inc.	3,280	154,094
Air Products & Chemicals Inc.	1,840	286,341
Akamai Technologies Inc.[a]	1,720	94,428
Albemarle Corp.	1,201	96,044
Alcoa Inc.	12,440	125,395
Alexion Pharmaceuticals Inc.[a]	1,960	246,686
Alkermes PLC[a]	1,680	73,534
Alleghany Corp.[a]	111	59,518
Allergan PLC[a]	3,400	797,436
Alliance Data Systems Corp.[a]	520	106,382
Alliant Energy Corp.	2,920	110,814
Allstate Corp. (The)	3,440	237,222

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Alnylam Pharmaceuticals Inc.[a]	760	$53,086
Alphabet Inc. Class Aa	2,440	1,927,234
Alphabet Inc. Class Ca	2,720	2,086,376
Altria Group Inc.	16,681	1,102,447
Amazon.com Inc.[a]	3,480	2,676,677
Ameren Corp.	2,480	122,562
American Airlines Group Inc.	1,680	60,984
American Capital Agency Corp.	3,040	58,702
American Electric Power Co. Inc.	4,240	273,777
American Express Co.	7,160	469,553
American International Group Inc.	9,320	557,616
American Tower Corp.	3,600	408,168
American Water Works Co. Inc.	2,520	186,455
Ameriprise Financial Inc.	1,760	177,901
AmerisourceBergen Corp.	1,680	146,110
AMETEK Inc.	2,680	130,650
Amgen Inc.	6,320	1,074,779
Amphenol Corp. Class A	2,720	169,483
Anadarko Petroleum Corp.	4,320	230,990
Analog Devices Inc.	2,763	172,853
Annaly Capital Management Inc.	8,240	88,250
ANSYS Inc.[a]	1,081	102,792
Anthem Inc.	2,320	290,186
Aon PLC	2,560	285,056
Apache Corp.	3,360	166,992
Apple Inc.	47,600	5,050,360
Applied Materials Inc.	10,880	324,659
Arch Capital Group Ltd.[a]	1,760	142,454
Archer-Daniels-Midland Co.	5,200	227,552
Arrow Electronics Inc.[a]	1,080	71,096
Assurant Inc.	800	71,640
AT&T Inc.	52,040	2,127,395
Autodesk Inc.[a]	2,160	145,584
Autoliv Inc.	880	93,438
Automatic Data Processing Inc.	3,840	344,870
AutoZone Inc.[a]	320	237,376
AvalonBay Communities Inc.	1,120	196,011
Avery Dennison Corp.	1,280	99,123
Avnet Inc.	1,400	58,352
Axis Capital Holdings Ltd.	1,120	63,694
Baker Hughes Inc.	3,640	178,833
Ball Corp.	1,180	93,444
Ball Corp. New	500	39,595
Bank of America Corp.	87,840	1,417,738

Security	Shares	Value
Bank of New York Mellon Corp. (The)	9,800	$408,366
Baxter International Inc.	4,560	213,089
BB&T Corp.	6,161	237,198
Becton Dickinson and Co.	1,728	306,219
Bed Bath & Beyond Inc.	1,720	79,756
Berkshire Hathaway Inc. Class Ba	9,840	1,480,822
Best Buy Co. Inc.	3,000	115,440
Biogen Inc.[a]	1,880	574,584
BioMarin Pharmaceutical Inc.[a]	1,560	146,468
BlackRock Inc.[d]	1,080	402,635
Boeing Co. (The)	5,320	688,674
BorgWarner Inc.	1,960	67,404
Boston Properties Inc.	1,520	212,998
Boston Scientific Corp.[a]	13,040	310,613
Bristol-Myers Squibb Co.	14,360	824,120
Broadcom Ltd.	3,400	599,828
Brown-Forman Corp. Class B	2,240	108,752
Bunge Ltd.	1,400	89,460
CA Inc.	3,080	104,443
Cabot Oil & Gas Corp.	4,160	102,461
Calpine Corp.[a]	3,760	46,925
Campbell Soup Co.	2,360	143,299
Capital One Financial Corp.	4,680	335,088
Cardinal Health Inc.	2,880	229,450
CarMax Inc.[a,b]	2,040	120,258
Carnival Corp.	3,440	164,432
Caterpillar Inc.	4,840	396,638
CBRE Group Inc. Class Aa	3,560	106,408
CBS Corp. Class B NVS	4,320	220,450
CDK Global Inc.	1,520	88,130
Celanese Corp. Series A	1,560	100,511
Celgene Corp.[a]	6,640	708,754
Centene Corp.[a]	1,440	98,338
CenterPoint Energy Inc.	3,760	84,487
CenturyLink Inc.	4,440	123,432
Cerner Corp.[a]	2,720	175,549
CF Industries Holdings Inc.	2,400	62,400
CH Robinson Worldwide Inc.	1,520	105,518
Charles Schwab Corp. (The)	10,880	342,285
Charter Communications Inc.[a]	1,831	470,951
Cheniere Energy Inc.[a]	2,000	85,800
Chevron Corp.	16,200	1,629,396
Chipotle Mexican Grill Inc.[a,b]	280	115,844
Chubb Ltd.	3,809	483,476

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Church & Dwight Co. Inc.	1,360	$135,211
Cigna Corp.	2,320	297,563
Cimarex Energy Co.	880	116,318
Cincinnati Financial Corp.	1,520	117,207
Cintas Corp.	1,400	164,514
Cisco Systems Inc.	42,040	1,321,738
CIT Group Inc.	2,120	78,186
Citigroup Inc.	25,000	1,193,500
Citizens Financial Group Inc.	5,028	124,544
Citrix Systems Inc.[a]	1,720	149,984
Clorox Co. (The)	1,201	157,379
CME Group Inc.	2,760	299,046
CMS Energy Corp.	2,840	119,195
Coach Inc.	2,720	103,850
Coca-Cola Co. (The)	34,040	1,478,357
Cognizant Technology Solutions Corp. Class Aa	5,360	307,878
Colgate-Palmolive Co.	6,880	511,459
Comcast Corp. Class A	20,680	1,349,577
Comerica Inc.	1,920	90,797
ConAgra Foods Inc.	3,920	182,711
Concho Resources Inc.[a]	1,320	170,544
ConocoPhillips	10,400	426,920
Consolidated Edison Inc.	2,560	192,640
Constellation Brands Inc. Class A	1,680	275,604
Continental Resources Inc./OKa,b	1,248	59,854
Core Laboratories NV	560	62,597
Corning Inc.	10,080	228,715
Costco Wholesale Corp.	3,760	609,458
CR Bard Inc.	720	159,005
Crown Castle International Corp.	2,840	269,147
Crown Holdings Inc.[a]	1,920	104,122
CSX Corp.	8,480	239,814
Cummins Inc.	1,640	206,000
CVS Health Corp.	9,200	859,280
Danaher Corp.	5,240	426,588
Darden Restaurants Inc.	1,400	86,296
DaVita HealthCare Partners Inc.[a]	1,600	103,408
Deere & Co.	2,440	206,302
Delphi Automotive PLC	2,240	158,278
DENTSPLY SIRONA Inc.	2,600	159,796
Devon Energy Corp.	4,160	180,253
Dick’s Sporting Goods Inc.	1,000	58,600
Digital Realty Trust Inc.[b]	1,560	154,580

Security	Shares	Value
Discover Financial Services	4,240	$254,400
Discovery Communications Inc. Class Aa	1,360	34,694
Discovery Communications Inc. Class C NVS[a]	2,600	64,532
DISH Network Corp. Class Aa	2,040	102,469
Dollar General Corp.	2,760	202,612
Dollar Tree Inc.[a]	2,120	175,324
Dominion Resources Inc./VA	4,840	358,934
Dover Corp.	1,800	130,500
Dow Chemical Co. (The)	9,720	521,381
DR Horton Inc.	3,520	112,851
Dr Pepper Snapple Group Inc.	2,080	194,896
DTE Energy Co.	1,560	144,924
Duke Energy Corp.	5,560	442,910
Duke Realty Corp.	4,960	139,475
Dun & Bradstreet Corp. (The)	560	77,084
Eastman Chemical Co.	1,520	103,193
Eaton Corp. PLC	3,920	260,837
Eaton Vance Corp. NVS	1,600	64,048
eBay Inc.[a]	9,560	307,450
Ecolab Inc.	2,520	310,086
Edgewell Personal Care Co.[a]	500	40,005
Edison International	3,160	229,795
Edwards Lifesciences Corp.[a]	2,160	248,746
EI du Pont de Nemours & Co.	7,600	528,960
Electronic Arts Inc.[a]	2,920	237,192
Eli Lilly & Co.	8,440	656,210
EMC Corp.	16,520	478,915
Emerson Electric Co.	5,640	297,115
Entergy Corp.	1,800	140,760
EOG Resources Inc.	4,800	424,752
EQT Corp.	1,520	108,680
Equifax Inc.	1,360	179,384
Equinix Inc.	640	235,936
Equity Residential	3,120	202,394
Essex Property Trust Inc.	680	154,428
Estee Lauder Companies Inc. (The) Class A	2,000	178,460
Everest Re Group Ltd.	313	60,528
Eversource Energy	2,800	151,116
Exelon Corp.	7,720	262,480
Expedia Inc.	1,080	117,850
Expeditors International of Washington Inc.	2,080	105,352

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Express Scripts Holding Co.[a]	5,840	$424,568
Exxon Mobil Corp.	35,680	3,109,155
F5 Networks Inc.[a]	760	93,275
Facebook Inc. Class Aa	19,720	2,487,086
Fastenal Co.	2,760	118,984
Federal Realty Investment Trust	1,000	159,000
FedEx Corp.	2,360	389,235
Fidelity National Information Services Inc.	2,880	228,470
Fifth Third Bancorp.	7,120	143,539
First Republic Bank/CA	1,600	123,136
FirstEnergy Corp.	3,960	129,611
Fiserv Inc.[a]	2,560	263,808
FleetCor Technologies Inc.[a]	841	138,092
Flextronics International Ltd.[a]	6,920	91,621
FLIR Systems Inc.	1,760	54,261
Flowserve Corp.	1,800	87,066
Fluor Corp.	1,720	89,268
FMC Corp.	1,480	69,471
FMC Technologies Inc.[a]	2,120	59,784
FNF Group	2,560	96,486
Ford Motor Co.	28,920	364,392
Fortive Corp.	2,820	148,529
Franklin Resources Inc.	3,480	127,020
Freeport-McMoRan Inc.	11,200	115,248
Frontier Communications Corp.	10,520	48,392
Gap Inc. (The)[b]	2,360	58,693
Garmin Ltd.	1,080	53,006
General Dynamics Corp.	2,360	359,239
General Electric Co.	79,640	2,487,954
General Growth Properties Inc.	5,160	150,362
General Mills Inc.	5,160	365,431
General Motors Co.	10,720	342,182
Genuine Parts Co.	1,440	148,061
Gilead Sciences Inc.	11,520	902,938
Global Payments Inc.	1,720	130,634
Goldman Sachs Group Inc. (The)	3,200	542,272
Goodyear Tire & Rubber Co. (The)	2,640	77,484
H&R Block Inc.	2,240	48,518
Halliburton Co.	7,360	316,554
Hanesbrands Inc.	3,640	96,606
Harley-Davidson Inc.	1,640	86,428
Harman International Industries Inc.	680	57,589
Harris Corp.	1,200	111,576

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	3,720	$152,780
Hasbro Inc.	1,041	85,091
HCA Holdings Inc.[a]	2,800	211,540
HCP Inc.	4,160	163,613
Helmerich & Payne Inc.	1,320	79,807
Henry Schein Inc.[a]	920	150,687
Hershey Co. (The)	1,320	131,855
Hess Corp.	2,400	130,320
Hewlett Packard Enterprise Co.	15,680	336,806
HollyFrontier Corp.	1,760	45,549
Hologic Inc.[a]	2,760	106,039
Home Depot Inc. (The)	10,800	1,448,496
Honeywell International Inc.	6,080	709,597
Hormel Foods Corp.	3,160	120,902
Host Hotels & Resorts Inc.	6,560	116,899
HP Inc.	15,640	224,747
Humana Inc.	1,280	228,749
IHS Markit Ltd.[a]	3,400	126,888
Illinois Tool Works Inc.	3,160	375,566
Illumina Inc.[a]	1,400	235,676
Incyte Corp.[a]	1,640	133,004
Ingersoll-Rand PLC	2,560	174,054
Intel Corp.	39,800	1,428,422
Intercontinental Exchange Inc.	1,040	293,301
International Business Machines Corp.	7,720	1,226,554
International Flavors & Fragrances Inc.	920	127,494
International Paper Co.	3,520	170,685
Interpublic Group of Companies Inc. (The)	4,440	102,742
Intuit Inc.	2,400	267,480
Intuitive Surgical Inc.[a]	320	219,654
Invesco Ltd.	4,200	130,998
Iron Mountain Inc.	2,419	92,914
Jacobs Engineering Group Inc.[a]	1,600	84,304
Jazz Pharmaceuticals PLC[a]	640	79,251
JB Hunt Transport Services Inc.	1,040	82,566
JM Smucker Co. (The)	1,160	164,476
Johnson & Johnson	23,600	2,816,424
Johnson Controls Inc.	5,320	233,442
JPMorgan Chase & Co.	30,880	2,084,400
Juniper Networks Inc.	3,560	82,165
Kansas City Southern	1,080	104,458
Kellogg Co.	2,360	194,016

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
KeyCorp	8,600	$108,016
Kimberly-Clark Corp.	3,080	394,425
Kimco Realty Corp.	3,361	100,998
Kinder Morgan Inc./DE	16,480	360,088
KLA-Tencor Corp.	1,440	99,734
Kohl’s Corp.	1,880	83,434
Kraft Heinz Co. (The)	5,120	458,189
Kroger Co. (The)	8,200	262,318
L Brands Inc.	1,960	149,372
L-3 Communications Holdings Inc.	1,000	148,820
Laboratory Corp. of America Holdings[a]	1,000	136,930
Lam Research Corp.	1,440	134,381
Las Vegas Sands Corp.	3,520	176,739
Leggett & Platt Inc.	1,960	102,861
Leucadia National Corp.	4,000	76,600
Level 3 Communications Inc.[a]	2,880	142,934
Liberty Global PLC Series Aa	2,480	78,492
Liberty Global PLC Series C NVS[a]	5,080	156,616
Liberty Interactive Corp. QVC Group Series Aa	4,800	101,424
Liberty Property Trust	1,800	74,214
Liberty SiriusXM Group Class Ca	3,080	102,348
Lincoln National Corp.	2,240	107,587
Linear Technology Corp.	2,400	139,776
LinkedIn Corp. Class Aa	1,080	208,170
LKQ Corp.[a]	3,440	124,150
Lockheed Martin Corp.	2,342	569,036
Loews Corp.	2,800	117,208
Lowe’s Companies Inc.	8,040	615,542
lululemon athletica Inc.[a,b]	1,120	85,691
LyondellBasell Industries NV Class A	3,200	252,448
M&T Bank Corp.	1,240	146,729
Macerich Co. (The)	1,160	94,992
Macy’s Inc.	2,560	92,621
Mallinckrodt PLC[a]	1,121	83,559
ManpowerGroup Inc.	800	57,168
Marathon Oil Corp.	7,441	111,764
Marathon Petroleum Corp.	4,800	204,048
Markel Corp.[a]	160	148,978
Marriott International Inc./MD Class Ab	1,840	131,247
Marsh & McLennan Companies Inc.	4,200	284,046
Martin Marietta Materials Inc.	680	124,460
Marvell Technology Group Ltd.	4,800	59,520
Masco Corp.	3,680	130,566

Security	Shares	Value
MasterCard Inc. Class A	8,160	$788,501
Mattel Inc.	3,200	106,016
Maxim Integrated Products Inc.	2,640	107,501
McCormick & Co. Inc./MD	1,360	138,666
McDonald’s Corp.	7,720	892,895
McKesson Corp.	2,040	376,625
Mead Johnson Nutrition Co.	1,800	153,126
Medivation Inc.[a]	1,760	141,786
Medtronic PLC	11,640	1,013,029
Merck & Co. Inc.	23,080	1,449,193
MetLife Inc.	7,760	336,784
MGM Resorts International[a]	4,200	100,338
Michael Kors Holdings Ltd.[a]	1,600	78,320
Microchip Technology Inc.[b]	2,120	131,249
Micron Technology Inc.[a]	10,120	166,879
Microsoft Corp.	64,480	3,705,021
Mohawk Industries Inc.[a]	640	136,179
Molson Coors Brewing Co. Class B	1,680	171,898
Mondelez International Inc. Class A	13,600	612,272
Monsanto Co.	4,080	434,520
Monster Beverage Corp.[a]	1,240	190,824
Moody’s Corp.	1,880	204,337
Morgan Stanley	12,840	411,650
Mosaic Co. (The)	3,240	97,427
Motorola Solutions Inc.	1,680	129,343
Murphy Oil Corp.	1,560	41,683
Mylan NVa	3,800	160,968
Nasdaq Inc.	1,400	99,694
National Oilwell Varco Inc.	3,200	107,328
Navient Corp.	4,480	64,422
NetApp Inc.	2,320	80,249
Netflix Inc.[a]	3,680	358,616
New York Community Bancorp. Inc.	4,480	67,693
Newell Brands Inc.	4,104	217,840
Newmont Mining Corp.	5,240	200,378
News Corp. Class A	3,403	47,846
NextEra Energy Inc.	3,858	466,587
Nielsen Holdings PLC	3,200	170,496
NIKE Inc. Class B	11,520	664,013
Noble Energy Inc.	3,800	131,024
Nordstrom Inc.[b]	1,080	54,497
Norfolk Southern Corp.	2,600	244,140
Northern Trust Corp.	2,000	141,180
Northrop Grumman Corp.	1,760	373,243

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
NRG Energy Inc.	3,400	$41,174
Nucor Corp.	2,800	135,828
NVIDIA Corp.	5,200	318,968
O’Reilly Automotive Inc.[a]	960	268,752
Occidental Petroleum Corp.	6,480	497,988
Omnicom Group Inc.	2,280	196,376
ONEOK Inc.	1,962	91,998
Oracle Corp.	26,360	1,086,559
PACCAR Inc.	3,160	189,094
Palo Alto Networks Inc.[a]	840	111,863
Parker-Hannifin Corp.	1,440	176,443
Patterson Companies Inc.	1,120	51,520
Paychex Inc.	3,040	184,437
PayPal Holdings Inc.[a]	9,560	355,154
Pentair PLC	2,040	130,662
People’s United Financial Inc.	3,440	55,900
PepsiCo Inc.	11,880	1,268,190
Perrigo Co. PLC	1,240	112,828
Pfizer Inc.	52,600	1,830,480
PG&E Corp.	4,360	270,058
Philip Morris International Inc.	13,000	1,299,090
Phillips 66	4,040	316,938
Pinnacle West Capital Corp.	1,240	93,050
Pioneer Natural Resources Co.	1,440	257,832
PNC Financial Services Group Inc. (The)[d]	4,120	371,212
PPG Industries Inc.	2,480	262,582
PPL Corp.	6,178	214,871
Praxair Inc.	2,400	292,896
Priceline Group Inc. (The)[a]	440	623,361
Principal Financial Group Inc.	2,680	131,508
Procter & Gamble Co. (The)	22,720	1,983,683
Progressive Corp. (The)	5,161	168,042
Prologis Inc.	4,880	259,177
Prudential Financial Inc.	3,800	301,644
Public Service Enterprise Group Inc.	4,920	210,379
Public Storage	1,400	313,516
PulteGroup Inc.	3,600	76,932
PVH Corp.	800	86,208
Qorvo Inc.[a,b]	1,373	78,851
QUALCOMM Inc.	12,640	797,205
Quest Diagnostics Inc.	1,440	119,261
Ralph Lauren Corp.	520	53,882
Range Resources Corp.	1,920	74,054

Security	Shares	Value
Raytheon Co.	2,760	$386,759
Realty Income Corp.	2,520	165,640
Red Hat Inc.[a]	1,800	131,364
Regency Centers Corp.	1,320	106,313
Regeneron Pharmaceuticals Inc.[a]	680	266,934
Regions Financial Corp.	12,240	122,033
RenaissanceRe Holdings Ltd.	403	48,239
Republic Services Inc.	2,720	137,414
Reynolds American Inc.	7,526	373,064
Rite Aid Corp.[a]	10,800	81,324
Robert Half International Inc.	1,680	64,394
Rockwell Automation Inc.	1,360	157,665
Rockwell Collins Inc.	1,440	120,514
Roper Technologies Inc.	1,080	191,754
Ross Stores Inc.	3,760	234,022
Royal Caribbean Cruises Ltd.	1,520	108,087
S&P Global Inc.	2,520	311,321
salesforce.com inc.[a]	5,520	438,398
SBA Communications Corp. Class Aa	1,200	136,980
SCANA Corp.	1,560	110,214
Schlumberger Ltd.	11,651	920,429
Scripps Networks Interactive Inc. Class A	880	55,766
Seagate Technology PLC	2,680	90,423
SEI Investments Co.	2,160	99,576
Sempra Energy	2,040	213,445
ServiceNow Inc.[a]	1,480	107,552
Sherwin-Williams Co. (The)	840	238,316
Signet Jewelers Ltd.	720	59,026
Simon Property Group Inc.	2,683	578,106
Sirius XM Holdings Inc.[a,b]	30,160	124,862
Skyworks Solutions Inc.	1,680	125,765
SL Green Realty Corp.	840	98,885
Southern Co. (The)	7,720	396,268
Southwestern Energy Co.[a]	4,280	59,535
Spectra Energy Corp.	6,120	217,994
Splunk Inc.[a]	1,360	79,206
Sprint Corp.[a]	9,886	61,095
St. Jude Medical Inc.	2,520	196,358
Stanley Black & Decker Inc.	1,520	188,100
Staples Inc.	6,040	51,702
Starbucks Corp.	12,520	704,000
Starwood Hotels & Resorts Worldwide Inc.	1,760	136,330

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
State Street Corp.	3,840	$269,722
Stericycle Inc.[a]	920	79,102
Stryker Corp.	2,880	333,101
SunTrust Banks Inc.	4,680	206,248
Symantec Corp.	6,280	151,536
Synchrony Financial	7,564	210,506
Synopsys Inc.[a]	2,240	132,810
Sysco Corp.	4,960	257,226
T Rowe Price Group Inc.	2,320	161,333
T-Mobile U.S. Inc.[a]	2,840	131,606
Target Corp.	4,720	331,297
TD Ameritrade Holding Corp.	2,440	80,191
TE Connectivity Ltd.	3,000	190,710
Tesla Motors Inc.[a,b]	960	203,530
Tesoro Corp.	1,200	90,504
Texas Instruments Inc.	8,400	584,136
Textron Inc.	2,920	119,282
Thermo Fisher Scientific Inc.	3,560	541,796
Tiffany & Co.	920	65,660
Time Warner Inc.	6,880	539,461
TJX Companies Inc. (The)	6,000	464,640
Toll Brothers Inc.[a]	2,480	77,103
Torchmark Corp.	1,251	80,915
Total System Services Inc.	2,160	106,380
Tractor Supply Co.	1,360	114,172
TransDigm Group Inc.[a]	600	171,114
Travelers Companies Inc. (The)	2,480	294,401
Trimble Navigation Ltd.[a]	2,400	65,760
TripAdvisor Inc.[a]	1,080	65,880
Twenty-First Century Fox Inc. Class A	10,960	268,958
Twenty-First Century Fox Inc. Class B	2,400	59,640
Twitter Inc.[a]	5,440	104,502
Tyco International PLC	4,440	193,939
Tyson Foods Inc. Class A	2,840	214,619
U.S. Bancorp.	14,120	623,398
UDR Inc.	3,160	114,329
Ulta Salon Cosmetics & Fragrance Inc.[a]	640	158,214
Under Armour Inc. Class Aa,b	1,800	71,334
Under Armour Inc. Class Ca	1,812	64,598
Union Pacific Corp.	7,160	683,995
United Parcel Service Inc. Class B	5,560	607,263
United Rentals Inc.[a]	1,000	82,310
United Technologies Corp.	6,720	715,210

Security	Shares	Value
UnitedHealth Group Inc.	8,120	$1,104,726
Universal Health Services Inc. Class B	880	106,066
Unum Group	2,200	78,342
Valero Energy Corp.	4,040	223,614
Varian Medical Systems Inc.[a]	1,040	99,975
Ventas Inc.	2,809	204,130
VEREIT Inc.	9,120	95,304
VeriSign Inc.[a,b]	1,280	95,296
Verisk Analytics Inc. Class Aa	1,640	136,202
Verizon Communications Inc.	34,440	1,802,245
Vertex Pharmaceuticals Inc.[a]	2,200	207,922
VF Corp.	3,120	193,596
Viacom Inc. Class B NVS	3,200	129,088
Visa Inc. Class A	16,360	1,323,524
VMware Inc. Class Aa,b	760	55,731
Vornado Realty Trust	1,680	173,561
Vulcan Materials Co.	1,400	159,418
Wal-Mart Stores Inc.	13,520	965,869
Walgreens Boots Alliance Inc.	7,680	619,853
Walt Disney Co. (The)	13,080	1,235,537
Waste Management Inc.	4,000	255,760
Waters Corp.[a]	960	151,018
Weatherford International PLC[a,b]	8,520	46,604
WEC Energy Group Inc.	3,242	194,131
Wells Fargo & Co.	39,720	2,017,776
Welltower Inc.	3,080	236,390
Western Digital Corp.	2,416	112,755
Western Union Co. (The)	5,400	116,208
WestRock Co.	2,329	111,559
Weyerhaeuser Co.	6,960	221,676
Whirlpool Corp.	760	135,766
WhiteWave Foods Co. (The)[a]	2,040	113,077
Whole Foods Market Inc.	3,120	94,786
Williams Companies Inc. (The)	6,520	182,169
Willis Towers Watson PLC	1,160	143,852
Workday Inc. Class Aa,b	1,161	98,441
WR Berkley Corp.	1,200	71,244
WW Grainger Inc.	600	138,396
Wyndham Worldwide Corp.	1,160	82,116
Wynn Resorts Ltd.	800	71,456
Xcel Energy Inc.	4,400	181,984
Xerox Corp.	8,280	81,558
Xilinx Inc.	2,320	125,767
XL Group Ltd.	2,520	86,260
Xylem Inc./NY	2,720	138,339

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Security	Shares	Value
Yahoo! Inc.[a]	7,880	$336,870
Yum! Brands Inc.	3,640	330,184
Zillow Group Inc. Class Ca,b	1,259	42,617
Zimmer Biomet Holdings Inc.	1,720	222,929
Zoetis Inc.	4,800	245,280

		171,121,708

TOTAL COMMON STOCKS
(Cost: $293,152,212)		287,104,214

PREFERRED STOCKS — 0.19%

GERMANY — 0.18%
Henkel AG & Co. KGaA	1,560	204,411
Porsche Automobil Holding SE	1,320	66,782
Volkswagen AG	1,800	249,591

		520,784

ITALY — 0.01%
Telecom Italia SpA/Milano	30,080	22,010

		22,010

TOTAL PREFERRED STOCKS
(Cost: $696,956)		542,794

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	4,756,712	4,756,712

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	204,920	$204,920

		4,961,632

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,961,632)		4,961,632

TOTAL INVESTMENTS IN SECURITIES — 101.39%
(Cost: $298,810,800)[h]		292,608,640
Other Assets, Less Liabilities — (1.39)%		(4,005,190)

NET ASSETS — 100.00%		$288,603,450

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $300,256,806. Net unrealized depreciation was $7,648,166, of which $17,620,082 represented gross unrealized appreciation on securities and $25,268,248 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
BlackRock Inc.	810	513	(243)	1,080	$402,635	$8,561	$1,462
PNC Financial Services Group Inc. (The)	3,270	2,065	(1,215)	4,120	371,212	7,714	1,375

					$773,847	$16,275	$2,837

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2016

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$287,104,214	$—	$—	$287,104,214
Preferred stocks	542,794	—	—	542,794
Money market funds	4,961,632	—	—	4,961,632

Total	$292,608,640	$—	$—	$292,608,640

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

ASSETS
Investments, at cost:
Unaffiliated	$472,885,667	$293,104,758
Affiliated (Note 2)	8,354,031	5,706,042

Total cost of investments	$481,239,698	$298,810,800

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$406,717,013	$286,873,161
Affiliated (Note 2)	8,354,031	5,735,479

Total fair value of investments	415,071,044	292,608,640
Foreign currency, at value[b]	1,000,393	447,548
Receivables:
Investment securities sold	715,405	46,961
Dividends and interest	211,163	664,751
Tax reclaims	918	125,598

Total Assets	416,998,923	293,893,498

LIABILITIES
Payables:
Investment securities purchased	477,197	474,517
Collateral for securities on loan (Note 1)	2,940,667	4,756,712
Due to custodian	316,870	—
Foreign taxes	1,802,016	—
Deferred foreign capital gains taxes (Note 1)	3,463,698	—
Investment advisory fees (Note 2)	275,977	58,819

Total Liabilities	9,276,425	5,290,048

NET ASSETS	$407,722,498	$288,603,450

Net assets consist of:
Paid-in capital	$578,256,925	$297,351,053
Undistributed (distributions in excess of) net investment income	(2,465,352)	966,142
Accumulated net realized loss	(98,430,579)	(3,503,238)
Net unrealized depreciation	(69,638,496)	(6,210,507)

NET ASSETS	$407,722,498	$288,603,450

Shares outstanding[c]	16,850,000	4,000,000

Net asset value per share	$24.20	$72.15

[a]	Securities on loan with values of $2,873,416 and $4,327,570, respectively. See Note 1.
[b]	Cost of foreign currency: $1,006,182 and $451,389, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$16,963,429	$6,139,822
Dividends — affiliated (Note 2)	5,806	16,759
Interest — unaffiliated	22,100	—
Securities lending income — affiliated — net (Note 2)	4,293	37,205

Total investment income	16,995,628	6,193,786

EXPENSES
Investment advisory fees (Note 2)	3,510,094	576,599
Commitment fees (Note 7)	5,308	—

Total expenses	3,515,402	576,599

Net investment income	13,480,226	5,617,187

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(55,909,094)	(3,021,721)
Investments — affiliated (Note 2)	—	(3,120)
In-kind redemptions — unaffiliated	433,543	2,479,967
In-kind redemptions — affiliated (Note 2)	—	5,957
Foreign currency transactions	(5,235,607)	(1,851)

Net realized loss	(60,711,158)	(540,768)

Net change in unrealized appreciation/depreciation on:
Investments[c]	16,641,172	9,322,844
Translation of assets and liabilities in foreign currencies	(4,026)	(1,290)

Net change in unrealized appreciation/depreciation	16,637,146	9,321,554

Net realized and unrealized gain (loss)	(44,074,012)	8,780,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,593,786)	$14,397,973

[a]	Net of foreign withholding tax of $1,906,528 and $295,931, respectively.
[b]	Net of foreign capital gains taxes of $163,352 and $ —, respectively.
[c]	Net of deferred foreign capital gains taxes of $3,463,698 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,480,226	$15,030,715	$5,617,187	$4,823,722
Net realized gain (loss)	(60,711,158)	(5,709,041)	(540,768)	13,170,641
Net change in unrealized appreciation/depreciation	16,637,146	(166,708,688)	9,321,554	(28,759,523)

Net increase (decrease) in net assets resulting from operations	(30,593,786)	(157,387,014)	14,397,973	(10,765,160)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,930,758)	(14,489,117)	(5,779,653)	(4,706,418)
From net realized gain	—	(47,428,840)	—	—

Total distributions to shareholders	(9,930,758)	(61,917,957)	(5,779,653)	(4,706,418)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	31,628,173	114,382,787	131,162,561	147,539,726
Cost of shares redeemed	(86,373,632)	(191,434,078)	(58,019,921)	(93,954,071)

Net increase (decrease) in net assets from capital share transactions	(54,745,459)	(77,051,291)	73,142,640	53,585,655

INCREASE (DECREASE) IN NET ASSETS	(95,270,003)	(296,356,262)	81,760,960	38,114,077

NET ASSETS
Beginning of year	502,992,501	799,348,763	206,842,490	168,728,413

End of year	$407,722,498	$502,992,501	$288,603,450	$206,842,490

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,465,352)	$(615,861)	$966,142	$1,111,968

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	3,750,000	1,900,000	2,000,000
Shares redeemed	(3,550,000)	(5,700,000)	(900,000)	(1,300,000)

Net increase (decrease) in shares outstanding	(2,350,000)	(1,950,000)	1,000,000	700,000

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Sep. 12, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$26.20	$37.79	$30.12	$25.25

Income from investment operations:
Net investment income[b]	0.76	0.77	1.09	0.67
Net realized and unrealized gain (loss)[c]	(2.17)	(8.78)	7.47	4.51

Total from investment operations	(1.41)	(8.01)	8.56	5.18

Less distributions from:
Net investment income	(0.59)	(0.76)	(0.89)	(0.28)
Net realized gain	—	(2.82)	—	—
Return of capital	—	—	—	(0.03)

Total distributions	(0.59)	(3.58)	(0.89)	(0.31)

Net asset value, end of period	$24.20	$26.20	$37.79	$30.12

Total return	(5.45)%	(21.70)%	28.56%	20.54%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$407,722	$502,993	$799,349	$280,084
Ratio of expenses to average net assets[e]	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[e]	3.03%	2.43%	3.07%	2.32%
Portfolio turnover rate[f]	20%	47%	61%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 19%, 45%, 42% and 10%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$68.95	$73.36	$61.76	$53.45	$50.32

Income from investment operations:
Net investment income[b]	1.62	1.64	1.81	1.40	0.98
Net realized and unrealized gain (loss)[c]	3.16	(4.49)	11.16	8.03	2.89

Total from investment operations	4.78	(2.85)	12.97	9.43	3.87

Less distributions from:
Net investment income	(1.58)	(1.56)	(1.37)	(1.12)	(0.74)

Total distributions	(1.58)	(1.56)	(1.37)	(1.12)	(0.74)

Net asset value, end of period	$72.15	$68.95	$73.36	$61.76	$53.45

Total return	7.05%	(3.97)%	21.07%	17.84%	7.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$288,603	$206,842	$168,728	$24,704	$10,689
Ratio of expenses to average net assets[e]	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets[e]	2.34%	2.25%	2.57%	2.34%	2.91%
Portfolio turnover rate[f]	5%	5%	5%	5%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Frontier 100	Diversified
MSCI World	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES®, INC.

data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES®, INC.

of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Frontier 100
Citigroup Global Markets Inc.	$517,920	$517,920	$—
Deutsche Bank Securities Inc.	354,847	354,847	—
JPMorgan Clearing Corp.	1,957,694	1,957,694	—
Merrill Lynch, Pierce, Fenner & Smith	42,955	42,955	—

	$2,873,416	$2,873,416	$—

MSCI World
Barclays Capital Inc.	$109,844	$109,844	$—
BNP Paribas Prime Brokerage International Ltd.	133,807	133,807	—
Citigroup Global Markets Inc.	64,938	64,938	—
Credit Suisse Securities (USA) LLC	415,858	415,858	—
Goldman Sachs & Co.	397,144	397,144	—
JPMorgan Clearing Corp.	287,546	287,546	—
Merrill Lynch, Pierce, Fenner & Smith	329,212	329,212	—
Morgan Stanley & Co. LLC	702,184	702,184	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	134,783	134,783	—
Nomura Securities International Inc.	119,363	119,363	—
Scotia Capital (USA) Inc.	20,846	20,846	—
SG Americas Securities LLC	137,554	137,554	—
State Street Bank & Trust Company	1,234,164	1,234,164	—
UBS Securities LLC	185,756	185,756	—
Wells Fargo Securities LLC	54,571	54,571	—

	$4,327,570	$4,327,570	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Frontier 100	0.79%
MSCI World	0.24

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Frontier 100	$1,375
MSCI World	10,809

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, the purchase and sales transactions executed by the iShares MSCI World ETF pursuant to Rule 17a-7 under the 1940 Act were $726,094 and $423,508, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$87,188,645	$133,117,163
MSCI World	12,938,485	11,323,954

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Frontier 100	$2,787,296	$15,473,356
MSCI World	129,342,580	57,219,043

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

iShares MSCI Frontier 100 ETF may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of the Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

As of August 31, 2016, the iShares MSCI Frontier 100 ETF held no open forward currency contracts.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares MSCI Frontier 100 ETF during the year ended August 31, 2016 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$(579,405)	$—

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2016:

Shares MSCI Frontier 100 ETF
Average amounts purchased in U.S. dollars	$37,224
Average amounts sold in U.S. dollars	$1,291,101

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2016, attributable to characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Frontier 100	$(2,110,163)	$(5,398,959)	$7,509,122
MSCI World	1,985,604	16,640	(2,002,244)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Frontier 100
Ordinary income	$9,930,758	$33,889,106
Long-term capital gain	—	28,028,851

	$9,930,758	$61,917,957

MSCI World
Ordinary income	$5,779,653	$4,706,418

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Frontier 100	$—	$(20,910,745)	$(96,394,723)	$(53,228,959)	$(170,534,427)
MSCI World	1,154,615	(514,129)	(7,656,513)	(1,731,576)	(8,747,603)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the tax classification of investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Frontier 100	$20,910,745
MSCI World	514,129

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the uuused portion of the credit agreement.

The Fund did not borrow under the credit agreement during the year ended August 31, 2016.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Frontier 100	$7,762,993
MSCI World	6,072,936

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI World ETF during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction was 48.63%.

For the fiscal year ended August 31, 2016, the iShares MSCI Frontier 100 ETF earned foreign source income of $18,869,741 and paid foreign taxes of $2,069,756 which it intends to pass through to its shareholders.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Frontier 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects the additional complexity associated with investing in frontier markets, as compared to the competitor funds as determined by Broadridge, which have little or no frontier market exposure.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI World ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI Frontier 100	$0.537410	$—	$0.054878	$0.592288	91%	—%	9%		100%
MSCI World	1.570973	—	0.006956	1.577929	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Frontier 100 ETF

Period Covered: September 12, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.10%
Greater than 3.0% and Less than 3.5%	22	2.30
Greater than 2.5% and Less than 3.0%	45	4.71
Greater than 2.0% and Less than 2.5%	77	8.05
Greater than 1.5% and Less than 2.0%	171	17.90
Greater than 1.0% and Less than 1.5%	159	16.63
Greater than 0.5% and Less than 1.0%	96	10.04
Between 0.5% and –0.5%	107	11.19
Less than –0.5% and Greater than –1.0%	88	9.21
Less than –1.0% and Greater than –1.5%	79	8.26
Less than –1.5% and Greater than –2.0%	54	5.65
Less than –2.0% and Greater than –2.5%	35	3.66
Less than –2.5% and Greater than –3.0%	17	1.78
Less than –3.0% and Greater than –3.5%	3	0.31
Less than –3.5% and Greater than –4.0%	2	0.21

	956	100.00%

iShares MSCI World ETF

Period Covered: January 10, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.27%
Greater than 2.0% and Less than 2.5%	37	3.29
Greater than 1.5% and Less than 2.0%	48	4.26
Greater than 1.0% and Less than 1.5%	79	7.02
Greater than 0.5% and Less than 1.0%	259	23.00
Between 0.5% and –0.5%	689	61.18
Less than –0.5% and Greater than –1.0%	10	0.89
Less than –1.0% and Greater than –1.5%	1	0.09

	1,126	100.00%

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Frontier 100 ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015 is USD 79.1 thousand. This figure is comprised of fixed remuneration of USD 30.76 thousand and variable remuneration of USD 48.34 thousand. There were a total of 457 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2015, to its senior management was USD 9.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.28 thousand.

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
➢	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
➢	iShares MSCI Global Gold Miners ETF | RING | NYSE Arca
➢	iShares MSCI Global Metals & Mining Producers ETF | PICK | NYSE Arca
➢	iShares MSCI Global Silver Miners ETF | SLVP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 7.24% for the reporting period.

Early in the reporting period, global stock markets were volatile but generally declined overall amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

In the U.S., the Federal Reserve Bank (the “Fed”) postponed plans to raise its short-term interest rate target until December 2015, when it ended a seven-year period of near-zero interest rates by increasing the federal funds target interest rate from a range of 0%-0.25% to a range of 0.25%-0.50%. It was the Fed’s first interest rate hike since June 2006.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. was among the best-performing markets, returning approximately 12% for the reporting period. Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 6% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by more than 12%, but a strong rally in the Japanese yen (which appreciated by 15% against the U.S. dollar) helped offset the overall market decline, resulting in a 3% gain in U.S. dollar terms.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Belgium and Portugal performed best. In the U.K., the equity market advanced by about 13%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms.

Emerging markets stocks outperformed developed markets, advancing by nearly 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.55%	3.58%	3.59%	3.55%	3.58%	3.59%
Since Inception	1.35%	1.30%	1.43%	6.35%	6.10%	6.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,143.80	$1.99	$1,000.00	$1,023.30	$1.88	0.37%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 3.55%, net of fees, while the total return for the Index was 3.59%.

As represented by the Index, global agricultural producer stocks posted modest gains for the reporting period.

Price performance for agricultural commodities was mixed, reflecting changing supply and demand conditions around the globe during the reporting period. Crop prices generally suffered from near-record high agricultural output in the U.S. and around the world in 2015. But while grain prices were mostly lower, other food prices generally rose, pushing an overall food price index up 8% during the reporting period. Similarly, while prices for chicken and beef declined, prices for pork were fractionally higher through July 2016, the latest period for which data were available.

Looking at performance by industry, the key contribution to Index performance came from packaged food and meat producers and agricultural products companies, which together accounted for approximately one-third of the Index on average during the reporting period. Agricultural and farm machinery companies also contributed meaningfully to Index performance for the reporting period. Fertilizers and agricultural chemicals companies made up the only industry to detract from Index performance for the reporting period, reflecting a 25% decline in fertilizer prices.

In terms of contribution by country, Switzerland contributed the most to Index performance during the reporting period. The U.S., which represented just under half of the Index on average for the reporting period, also made a notable contribution to the Index’s return, as did Indonesia and Hong Kong. Canada was the leading detractor from Index performance, followed by Germany, Japan, and Israel.

ALLOCATION BY SECTOR

As of 8/31/16

Sector/Investment Type	Percentage of Total Investments*

Materials	48.65%
Food, Beverage & Tobacco	32.50
Capital Goods	16.82
Investment Companies	2.03

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

United States	46.21%
Switzerland	11.80
Canada	8.47
Japan	6.71
Norway	4.97
Singapore	2.18
Italy	2.13
India	2.02
Malaysia	2.00
Germany	1.91

TOTAL	88.40%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.31%	8.44%	9.32%	9.31%	8.44%	9.32%
Since Inception	(3.48)%	(3.51)%	(3.55)%	(15.01)%	(15.12)%	(15.26)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,205.50	$2.16	$1,000.00	$1,023.20	$1.98	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 9.31%, net of fees, while the total return for the Index was 9.32%.

As represented by the Index, global energy producers stocks posted solid gains in a reporting period characterized by sharp volatility. The Index declined by almost 20% through mid-January, but then rebounded over the remainder of the reporting period to finish with positive returns.

The performance of the Index generally followed the price of oil. Crude oil prices bottomed in January 2016 at less than $30 per barrel, the lowest level in a dozen years. Slower global growth weighed on prices as world oil demand fell in the fourth quarter of 2015 and first quarter of 2016. At the same time, world oil supply peaked in late 2015 and then began to decline thereafter as higher-cost producers cut output. Late in the reporting period, rising demand for oil during the peak summer driving months and signs of stable growth in China, the world’s largest commodity consumer, helped oil prices recover much of their earlier losses. Overall, the average cost of a barrel of crude oil declined 2% during the reporting period, while the World Bank index of natural gas prices fell 18%.

Integrated oil and gas companies, which made up nearly two-thirds of the Index on average during the reporting period, contributed the most to Index performance. Oil and gas exploration and production companies also contributed meaningfully to performance, while energy refiners detracted from performance.

From a country perspective, the U.S. helped the Index’s performance the most during the reporting period. The U.K., Canada, and Brazil also made notable contributions to the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Integrated Oil & Gas	62.30%
Oil & Gas Exploration & Production	29.35
Oil & Gas Refining & Marketing	7.11
Coal & Consumable Fuels	1.24

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

United States	53.36%
United Kingdom	15.49
Canada	8.83
France	5.36
Russia	2.42
China	2.28
Italy	1.95
Australia	1.55
Brazil	1.50
India	1.28

TOTAL	94.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL GOLD MINERS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	91.17%	90.33%	90.74%	91.17%	90.33%	90.74%
Since Inception	(16.32)%	(16.31)%	(16.30)%	(55.84)%	(55.80)%	(55.76)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,295.00	$2.25	$1,000.00	$1,023.20	$1.98	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 91.17%, net of fees, while the total return for the Index was 90.74%.

As represented by the Index, global gold mining stocks rose significantly for the reporting period.

Demand for gold surged during the reporting period, with the level of investment demand recorded in the first half of 2016 the highest on record. Gold has traditionally been viewed as a safe-haven investment during periods of economic and political uncertainty. This was evident during the reporting period as gold demand grew amid uncertainty around the U.S. presidential election and the “Brexit” referendum in the U.K., as well as questions about global growth and central bank policies.

At the same time, gold supply grew at the slowest annual pace in eight years in the first six months of 2016. That supply and demand backdrop meant that the price per troy ounce of gold increased by 20% during the reporting period to $1,309. By comparison, the all-in sustaining cost to produce an ounce of gold as of the first quarter of 2016 for 10 leading gold miners ranged between $760 and $1,000. Gold’s rally above the cost of production contributed to rapid profit margin expansion for global gold miners, which helped explain the sharp increase in stock prices for these companies.

Canadian gold mining stocks, which made up more than 50% of the Index on average during the reporting period, helped the Index’s performance the most in U.S. dollar terms. South African and U.S. gold mining companies also contributed significantly to Index performance. Gold mining stocks based in Turkey and Hong Kong detracted fractionally from the Index’s performance for the reporting period.

Special Note: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

ALLOCATION BY COUNTRY

As of 8/31/16

Country	Percentage of Total Investments*

Canada	50.44%
United States	14.56
South Africa	13.18
Australia	9.78
United Kingdom	7.13
Peru	2.63
Turkey	1.18
Hong Kong	1.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Newmont Mining Corp.	13.11%
Barrick Gold Corp. (Canada)	12.88
Goldcorp Inc. (Canada)	7.44
Newcrest Mining Ltd. (Australia)	7.23
Agnico Eagle Mines Ltd. (Canada)	5.23
Randgold Resources Ltd. (United Kingdom)	4.57
AngloGold Ashanti Ltd. (South Africa)	4.50
Kinross Gold Corp. (Canada)	4.33
Gold Fields Ltd. (South Africa)	3.89
Yamana Gold Inc. (Canada)	3.53

TOTAL	66.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.52%	3.04%	4.83%	4.52%	3.04%	4.83%
Since Inception	(13.07)%	(13.18)%	(13.02)%	(47.40)%	(47.70)%	(47.23)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,326.00	$2.28	$1,000.00	$1,023.20	$1.98	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 4.52%, net of fees, while the total return for the Index was 4.83%.

As represented by the Index, global metals and mining stocks (excluding gold and silver producers) posted modest gains for the reporting period. The period was marked by sharp volatility — the Index initially declined by more than 33% through mid-January before reversing the entire loss over the course of the next several months, then traded in a fairly narrow range for the remainder of the reporting period.

The price changes in the Index reflect the price changes of many metals and minerals, which ended the reporting period with small gains after significant volatility relating to uncertainty around global economic growth and commodity demand. Iron ore and aluminum experienced modest price increases over the course of the reporting period, while copper prices declined overall.

Looking at Index performance by industry, the key contribution to performance came from steel producers, which made up more than one-third of the Index on average during the reporting period. Diversified mining stocks detracted from Index performance, reflecting the difficult pricing environment for copper.

In terms of contribution by country, the U.S. helped the Index’s performance the most during the reporting period. At the other end of the spectrum, U.K. metals and mining companies, which represented approximately 23% of the Index on average during the reporting period, detracted the most from the Index’s performance in U.S. dollar terms. However, the bulk of the decline resulted from a sharp drop in the British pound against the U.S. dollar in the wake of the “Brexit” referendum.

Special Note: At the meeting of the Board of Directors held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for the Fund, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*

Diversified Metals & Mining	48.50%
Steel	37.05
Copper	6.52
Aluminum	5.30
Precious Metals & Minerals	2.63

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*

United Kingdom	22.43%
Australia	17.91
United States	13.84
Japan	10.93
Canada	5.06
South Korea	4.67
Brazil	4.02
Russia	2.61
France	2.43
Germany	2.21

TOTAL	86.11%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL SILVER MINERS ETF

Performance as of August 31, 2016

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	122.11%	120.38%	123.61%	122.11%	120.38%	123.61%
Since Inception	(11.12)%	(11.18)%	(11.06)%	(41.77)%	(41.95)%	(41.56)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,874.80	$2.82	$1,000.00	$1,023.20	$1.98	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 16 for more information.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

The iShares MSCI Global Silver Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2016, the total return for the Fund was 122.11%, net of fees, while the total return for the Index was 123.61%.

As represented by the Index, global silver mining stocks more than doubled for the reporting period. The reporting period was marked by sharp volatility, with the Index initially declining by more than 20% through mid-January, before going on an almost uninterrupted rally through mid-August. The Index fell sharply again at the end of the reporting period.

The key driver of the rally in global silver mining stocks during the reporting period was the 31% increase in the price per troy ounce of the precious metal to $18.67 at the end of the reporting period. By comparison, the all-in sustaining cost to produce an ounce of silver in the second quarter of 2016 for leading miners was estimated at $10.05. The rally in the price of silver above the cost of production contributed to rapid profit margin expansion for global silver miners, which helped explain the sharp increase in stock prices for these companies. Silver’s price increase reflected strong demand resulting from the metal’s use in the manufacture of solar panels, as well as record purchases of silver coins and bars in 2015.

In terms of contribution by country, Canada, which made up more than 60% of the Index on average during the reporting period, helped the Index’s performance the most in U.S. dollar terms. The U.S., the U.K., Peru, and Mexico also contributed meaningfully to the Index’s return. Silver mining stocks in Hong Kong and China detracted fractionally from the Index’s performance for the reporting period.

ALLOCATION BY COUNTRY

As of 8/31/16

Country	Percentage of Total Investments*

Canada	64.26%
United States	12.06
United Kingdom	11.86
Mexico	5.86
Peru	4.16
Hong Kong	1.19
China	0.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/16

Security	Percentage of Total Investments*

Silver Wheaton Corp. (Canada)	23.24%
Fresnillo PLC (United Kingdom)	9.23
Tahoe Resources Inc. (Canada)	7.53
Industrias Penoles SAB de CV (Mexico)	5.86
Coeur Mining Inc.	4.54
Pan American Silver Corp. (Canada)	4.50
Hecla Mining Co.	4.43
First Majestic Silver Corp. (Canada)	4.28
Cia. de Minas Buenaventura SA ADR (Peru)	4.16
Silver Standard Resources Inc. (Canada)	4.04

TOTAL	71.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 96.67%

AUSTRALIA — 1.19%
Australian Agricultural Co. Ltd.[a]	30,843	$41,145
Costa Group Holdings Ltd.	20,838	44,007
GrainCorp Ltd. Class A	14,444	89,231
Nufarm Ltd./Australia	14,605	92,531
Select Harvests Ltd.	5,727	28,838
Tassal Group Ltd.	12,328	37,894

		333,646
BRAZIL — 0.33%
Sao Martinho SA	4,600	71,465
SLC Agricola SA	4,600	20,583

		92,048
CANADA — 8.42%
Ag Growth International Inc.	1,127	37,150
Agrium Inc.	10,626	1,023,361
Clearwater Seafoods Inc.	2,254	24,601
Potash Corp. of Saskatchewan Inc.	67,321	1,219,120
Rogers Sugar Inc.	10,373	50,203

		2,354,435
CHINA — 1.48%
Century Sunshine Group Holdings Ltd.	186,875	7,348
China Agri-Industries Holdings Ltd.[a]	161,200	56,942
China BlueChemical Ltd. Class H	138,000	26,331
China Huishan Dairy Holdings Co. Ltd.	322,000	123,706
China Modern Dairy Holdings Ltd.[a,b]	149,000	23,435
China Shengmu Organic Milk Ltd.[a,b,c]	138,000	30,600
First Tractor Co. Ltd. Class H	46,000	24,433
Hubei Sanonda Co. Ltd. Class B	15,000	12,330
Ko Yo Chemical Group Ltd.[a]	184,000	4,436
Leyou Technologies Holdings Ltd.[a,b]	230,000	34,099
Shandong Zhonglu Oceanic Fisheries Co. Ltd.[a]	13,800	11,956
Sinofert Holdings Ltd.[b]	184,000	23,247
Tianjin TEDA Biomedical Engineering Co. Ltd.[a]	115,000	23,128
YuanShengTai Dairy Farm Ltd.[a]	207,000	12,009

		414,000
FINLAND — 0.13%
HKScan OYJ Class A	851	3,260
Ponsse OYJ	1,196	33,328

		36,588
FRANCE — 0.25%
Naturex[a,b]	506	43,422

Security	Shares	Value
Vilmorin & Cie SA	391	$27,174

		70,596
GERMANY — 1.90%
K+S AG Registered	15,364	321,185
KWS Saat SE	184	58,815
Suedzucker AG	5,773	150,519

		530,519
HONG KONG — 1.33%
WH Group Ltd.[c]	471,500	370,793

		370,793
INDONESIA — 1.11%
Charoen Pokphand Indonesia Tbk PT	609,500	171,386
Eagle High Plantations Tbk PTa	878,600	13,909
Japfa Comfeed Indonesia Tbk PT	397,900	50,844
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	243,800	29,407
PT Bisi International Tbk	151,800	20,141
Salim Ivomas Pratama Tbk PT	193,200	7,501
Sawit Sumbermas Sarana Tbk PT	142,600	18,006

		311,194
IRELAND — 0.23%
Origin Enterprises PLC	10,074	65,132

		65,132
ISRAEL — 0.80%
Israel Chemicals Ltd.	40,986	173,355
Israel Corp. Ltd. (The)	276	50,708

		224,063
ITALY — 2.11%
CNH Industrial NV	81,052	591,279

		591,279
JAPAN — 6.67%
Iseki & Co. Ltd.	23,000	57,814
Kubota Corp.	89,700	1,315,560
Kumiai Chemical Industry Co. Ltd.	4,600	25,661
Maruha Nichiro Corp.	2,300	53,411
NH Foods Ltd.	14,000	306,569
Nihon Nohyaku Co. Ltd.	4,600	22,636
Nippon Beet Sugar Manufacturing Co. Ltd.	7,000	12,655
Sakata Seed Corp.	2,300	50,943
YAMABIKO Corp.	2,300	18,901

		1,864,150

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2016

Security	Shares	Value
MALAYSIA — 1.98%
Felda Global Ventures Holdings Bhd	103,500	$57,932
Genting Plantations Bhd	18,400	48,093
IOI Corp. Bhd	184,000	200,538
Kuala Lumpur Kepong Bhd	32,200	187,221
QL Resources Bhd	47,450	51,832
TDM Bhd	55,200	9,187

		554,803
MEXICO — 0.22%
Industrias Bachoco SAB de CV Series B	13,800	60,916

		60,916
NETHERLANDS — 0.47%
OCI NVa	7,498	131,025

		131,025
NORWAY — 4.94%
Austevoll Seafood ASA	7,889	61,713
Bakkafrost P/F	3,312	118,923
Leroy Seafood Group ASA	2,231	100,034
Marine Harvest ASA	30,889	476,976
Salmar ASA	4,324	119,594
Yara International ASA	14,237	504,886

		1,382,126
POLAND — 0.21%
Grupa Azoty SA	3,542	58,147

		58,147
RUSSIA — 0.51%
Acron JSC	669	37,524
PhosAgro PJSC GDR[d]	7,751	103,863

		141,387
SINGAPORE — 2.16%
Bumitama Agri Ltd.	31,900	17,087
China XLX Fertiliser Ltd.	23,000	6,701
First Resources Ltd.[b]	46,000	60,755
Golden Agri-Resources Ltd.	563,500	148,850
Indofood Agri Resources Ltd.	29,900	9,873
Japfa Ltd.	29,900	18,648
Wilmar International Ltd.	151,800	343,064

		604,978
SOUTH AFRICA — 0.47%
Astral Foods Ltd.	3,105	27,517
Oceana Group Ltd.	4,002	31,550
Tongaat Hulett Ltd.	8,510	71,439

		130,506

Security	Shares	Value
SOUTH KOREA — 0.42%
Dongwon Industries Co. Ltd.	92	$23,928
Easy Bio Inc.[b]	3,105	17,683
Farmsco[a]	1,426	15,859
Harim Co. Ltd.[a]	2,150	8,224
Namhae Chemical Corp.	2,438	18,433
Nong Woo Bio Co. Ltd.[b]	920	17,905
Silla Co. Ltd.	549	7,262
TS Corp./Korea	322	6,888

		116,182
SPAIN — 0.00%
Pescanova SAa	414	—

		—
SWEDEN — 0.11%
Scandi Standard AB	4,163	31,553

		31,553
SWITZERLAND — 11.73%
Syngenta AG Registered	7,521	3,278,453

		3,278,453
TAIWAN — 0.33%
Taiwan Fertilizer Co. Ltd.	69,000	91,114

		91,114
THAILAND — 0.86%
Charoen Pokphand Foods PCL NVDR	221,900	208,339
GFPT PCL NVDR	44,800	20,449
Khon Kaen Sugar Industry PCL NVDR	101,354	11,243

		240,031
TURKEY — 0.04%
Gubre Fabrikalari TAS	6,072	10,588

		10,588
UNITED KINGDOM — 0.33%
Sirius Minerals PLC[a]	169,671	91,665

		91,665
UNITED STATES — 45.94%
AGCO Corp.	5,198	252,311
AgroFresh Solutions Inc.[a]	1,794	10,890
American Vanguard Corp.	2,461	41,468
Archer-Daniels-Midland Co.	47,472	2,077,375
Bunge Ltd.	11,316	723,092
Cal-Maine Foods Inc.	2,415	110,945
CF Industries Holdings Inc.	18,791	488,566
Darling Ingredients Inc.[a]	13,363	188,151
Deere & Co.	21,574	1,824,082

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2016

Security	Shares	Value
FMC Corp.	10,879	$510,660
Fresh Del Monte Produce Inc.	2,852	165,901
Ingredion Inc.	5,911	809,571
Lindsay Corp.	851	61,238
Monsanto Co.	35,535	3,784,478
Mosaic Co. (The)	26,887	808,492
Omega Protein Corp.[a]	1,840	46,386
Sanderson Farms Inc.	1,702	163,783
Scotts Miracle-Gro Co. (The) Class A	3,795	314,226
Titan International Inc.	3,381	31,071
Toro Co. (The)	4,393	426,780

		12,839,466

TOTAL COMMON STOCKS
(Cost: $30,240,648)		27,021,383

INVESTMENT COMPANIES — 2.01%

INDIA — 2.01%
iShares India 50 ETF[e]	18,711	562,640

		562,640

TOTAL INVESTMENT COMPANIES
(Cost: $518,336)		562,640

PREFERRED STOCKS — 0.72%

CHILE — 0.72%
Sociedad Quimica y Minera de Chile SA Series B	7,866	201,470

		201,470

TOTAL PREFERRED STOCKS
(Cost: $210,813)		201,470

SHORT-TERM INVESTMENTS — 0.77%

MONEY MARKET FUNDS — 0.77%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[f,g,h]	202,370	202,370
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[f,g]	11,859	11,859

		214,229

TOTAL SHORT-TERM INVESTMENTS
(Cost: $214,229)		214,229

Value
TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $31,184,026)[i]	$27,999,722
Other Assets, Less Liabilities — (0.17)%	(48,842)

NET ASSETS — 100.00%	$27,950,880

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	Affiliated money market fund.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments for federal income tax purposes was $31,432,870. Net unrealized depreciation was $3,433,148, of which $1,958,057 represented gross unrealized appreciation on securities and $5,391,205 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2016

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the year ended August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of year	Shares purchased	Shares sold	Shares held at end of year	Value at end of year	Dividend income	Net realized gain (loss)
iShares India 50 ETF	13,844	6,603	(1,736)	18,711	$562,640	$2,452	$(4,683)

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$27,009,053	$—	$12,330	$27,021,383
Investment companies	562,640	—	—	562,640
Preferred stocks	201,470	—	—	201,470
Money market funds	214,229	—	—	214,229

Total	$27,987,392	$—	$12,330	$27,999,722

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 98.36%

AUSTRALIA — 1.54%
AWE Ltd.[a]	9,380	$4,899
Beach Energy Ltd.	22,101	9,385
Karoon Gas Australia Ltd.[a,b]	5,240	5,198
Oil Search Ltd.	25,740	129,998
Paladin Energy Ltd.[a]	16,820	2,023
Santos Ltd.	30,760	102,642
Whitehaven Coal Ltd.[a]	13,600	19,931
Woodside Petroleum Ltd.	14,100	303,388

		577,464
AUSTRIA — 0.22%
OMV AG	2,980	83,373

		83,373
BRAZIL — 0.72%
Petroleo Brasileiro SAa	58,000	264,370
QGEP Participacoes SA	4,000	6,915

		271,285
CANADA — 8.77%
Advantage Oil & Gas Ltd.[a,b]	3,460	23,602
ARC Resources Ltd.	6,345	110,646
Bankers Petroleum Ltd.[a]	4,220	6,079
Baytex Energy Corp.[b]	3,842	17,335
Bellatrix Exploration Ltd.[a,b]	4,560	3,580
Birchcliff Energy Ltd.[a,b]	2,680	18,547
Bonavista Energy Corp.	3,120	8,252
Bonterra Energy Corp.	560	10,576
Cameco Corp.	8,180	75,438
Canadian Natural Resources Ltd.	21,040	653,145
Cardinal Energy Ltd.	1,065	6,973
Cenovus Energy Inc.	15,920	229,933
Crescent Point Energy Corp.	9,340	140,949
Crew Energy Inc.[a]	3,540	17,915
Denison Mines Corp.[a,b]	5,380	2,665
Encana Corp.	15,440	147,333
Enerplus Corp.	4,200	29,226
Freehold Royalties Ltd.	1,021	8,786
Husky Energy Inc.	7,340	90,180
Imperial Oil Ltd.	5,840	178,086
Kelt Exploration Ltd.[a,b]	2,527	9,187
MEG Energy Corp.[a,b]	3,080	12,723
NuVista Energy Ltd.[a]	2,920	16,068
Painted Pony Petroleum Ltd.[a]	1,940	12,361
Paramount Resources Ltd. Class Aa,b	1,360	14,460

Security	Shares	Value
Parex Resources Inc.[a]	2,000	$23,658
Pengrowth Energy Corp.	11,241	16,193
Penn West Petroleum Ltd.	3,640	5,771
Peyto Exploration & Development Corp.	3,460	99,392
PrairieSky Royalty Ltd.	3,800	74,433
Raging River Exploration Inc.[a]	3,860	31,273
Seven Generations Energy Ltd. Class Aa	4,280	98,515
Suncor Energy Inc.	30,920	838,013
Surge Energy Inc.	5,440	9,495
TORC Oil & Gas Ltd.	1,560	9,179
Tourmaline Oil Corp.[a]	4,020	112,997
Vermilion Energy Inc.	2,420	87,408
Whitecap Resources Inc.	4,420	33,519

		3,283,891
CHINA — 2.26%
China Coal Energy Co. Ltd. Class Ha,b	60,000	28,698
China Shenhua Energy Co. Ltd. Class H	60,000	107,829
CNOOC Ltd.	340,000	417,726
Inner Mongolia Yitai Coal Co. Ltd. Class B	100	80
MIE Holdings Corp.[a]	32,000	3,135
PetroChina Co. Ltd. Class H	400,000	267,122
Yanzhou Coal Mining Co. Ltd. Class H	40,000	22,896

		847,486
COLOMBIA — 0.12%
Ecopetrol SAa	104,760	46,815

		46,815
FINLAND — 0.29%
Neste OYJ	2,640	109,791

		109,791
FRANCE — 5.32%
Esso SA Francaise[a]	260	10,810
Etablissements Maurel et Prom[a,b]	6,960	32,014
Total SA	40,940	1,949,268

		1,992,092
GREECE — 0.01%
Motor Oil Hellas Corinth Refineries SA	176	1,978

		1,978
HUNGARY — 0.15%
MOL Hungarian Oil & Gas PLC	880	54,857

		54,857

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2016

Security	Shares	Value
INDIA — 1.27%
Reliance Industries Ltd. GDR[c]	15,260	$476,112

		476,112
INDONESIA — 0.21%
Adaro Energy Tbk PT	382,000	33,117
Sugih Energy Tbk PTa	618,000	5,311
Tambang Batubara Bukit Asam Persero Tbk PT	6,000	4,489
United Tractors Tbk PT	24,000	33,924

		76,841
ISRAEL — 0.13%
Naphtha Israel Petroleum Corp. Ltd.[a]	1,221	7,314
Oil Refineries Ltd.[a]	36,780	13,612
Paz Oil Co. Ltd.	160	26,012

		46,938
ITALY — 1.93%
Eni SpA	47,540	716,911
Saras SpA	4,074	6,076

		722,987
JAPAN — 1.13%
Cosmo Energy Holdings Co. Ltd.	2,000	20,883
Idemitsu Kosan Co. Ltd.	2,000	36,487
INPEX Corp.	20,000	173,713
Japan Petroleum Exploration Co. Ltd.	100	2,203
JX Holdings Inc.	42,000	157,102
Showa Shell Sekiyu KK	4,000	34,108

		424,496
NORWAY — 1.01%
Det Norske Oljeselskap ASA[a,b]	2,360	32,170
DNO ASA[a,b]	14,040	14,753
Statoil ASA	20,920	330,563

		377,486
POLAND — 0.33%
Grupa Lotos SAa	2,260	16,785
Lubelski Wegiel Bogdanka SA	148	2,119
Polski Koncern Naftowy ORLEN SA	6,360	105,693

		124,597
PORTUGAL — 0.25%
Galp Energia SGPS SA	6,324	91,775

		91,775
RUSSIA — 2.23%
Lukoil PJSC	4,740	212,545
Lukoil PJSC ADR	3,247	145,628

Security	Shares	Value
Novatek OJSC GDR[d]	1,667	$179,702
Rosneft PJSC	9,280	48,969
Rosneft PJSC GDR[d]	10,590	55,333
Surgutneftegas OJSC	68,000	32,542
Surgutneftegas OJSC ADR	6,400	30,170
Tatneft PJSC Class S	26,200	128,288

		833,177
SOUTH AFRICA — 0.05%
Exxaro Resources Ltd.	3,540	18,099

		18,099
SOUTH KOREA — 0.58%
S-Oil Corp.	960	60,872
SK Innovation Co. Ltd.	1,200	156,592

		217,464
SPAIN — 0.75%
Repsol SA	20,900	280,259

		280,259
SWEDEN — 0.18%
Lundin Petroleum ABa	3,900	68,533

		68,533
THAILAND — 0.40%
Bangchak Petroleum PCL (The) NVDR	10,000	9,750
Banpu PCL NVDR[b]	26,000	11,792
Esso Thailand PCL NVDR[a]	44,000	7,627
IRPC PCL NVDR	230,000	32,159
PTT Exploration & Production PCL NVDR	24,031	56,406
Thai Oil PCL NVDR	16,000	32,702

		150,436
TURKEY — 0.14%
Tupras Turkiye Petrol Rafinerileri AS	2,620	51,265

		51,265
UNITED KINGDOM — 15.38%
Amerisur Resources PLC[a,b]	36,680	12,490
BP PLC	340,380	1,907,559
Cairn Energy PLC[a]	10,820	26,315
EnQuest PLC[a,b]	36,081	12,641
Faroe Petroleum PLC[a,b]	19,580	16,925
Ophir Energy PLC[a]	22,120	21,366
Premier Oil PLC[a]	12,360	11,777
Royal Dutch Shell PLC Class A	77,340	1,884,540
Royal Dutch Shell PLC Class B	69,460	1,766,671
SOCO International PLC	8,240	15,783
Stobart Group Ltd.	14,840	30,806

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2016

Security	Shares	Value
Tullow Oil PLC[a,b]	17,480	$49,885

		5,756,758
UNITED STATES — 52.99%
Alon USA Energy Inc.	820	6,708
Anadarko Petroleum Corp.	9,500	507,965
Antero Resources Corp.[a]	2,800	71,568
Apache Corp.	7,100	352,870
Bill Barrett Corp.[a]	940	6,242
Cabot Oil & Gas Corp.	8,600	211,818
California Resources Corp.	649	6,444
Callon Petroleum Co.[a]	1,820	26,481
Carrizo Oil & Gas Inc.[a]	1,000	38,290
Chesapeake Energy Corp.[a]	10,600	67,310
Chevron Corp.	35,020	3,522,311
Cimarex Energy Co.	1,820	240,568
Cobalt International Energy Inc.[a]	5,400	6,480
Concho Resources Inc.[a]	2,620	338,504
ConocoPhillips	23,120	949,076
CONSOL Energy Inc.	3,740	68,218
Continental Resources Inc./OKa	1,820	87,287
CVR Energy Inc.	720	10,505
Delek U.S. Holdings Inc.	1,340	23,517
Denbury Resources Inc.	7,280	22,422
Devon Energy Corp.	8,680	376,104
Diamondback Energy Inc.[a]	1,480	140,970
Energen Corp.	1,780	102,350
EOG Resources Inc.	10,400	920,296
EQT Corp.	3,300	235,950
Exxon Mobil Corp.	76,700	6,683,638
Gran Tierra Energy Inc.[a]	700	1,939
Gulfport Energy Corp.[a]	2,220	63,492
Hess Corp.	5,360	291,048
HollyFrontier Corp.	3,300	85,404
Kosmos Energy Ltd.[a]	1,940	12,047
Laredo Petroleum Inc.[a]	2,840	34,875
Marathon Oil Corp.	14,980	225,000
Marathon Petroleum Corp.	9,820	417,448
Matador Resources Co.[a]	1,300	29,835
Memorial Resource Development Corp.[a]	1,700	24,480
Murphy Oil Corp.	3,340	89,245
Newfield Exploration Co.[a]	3,720	161,299
Noble Energy Inc.	8,080	278,598
Northern Oil and Gas Inc.[a]	1,700	5,508
Oasis Petroleum Inc.[a]	2,580	24,458

Security	Shares	Value
Occidental Petroleum Corp.	14,160	$1,088,196
Par Pacific Holdings Inc.[a]	620	7,589
Parsley Energy Inc. Class Aa	2,560	86,656
PBF Energy Inc.	1,800	39,420
PDC Energy Inc.[a]	860	57,104
Pioneer Natural Resources Co.	3,080	551,474
QEP Resources Inc.	4,140	79,074
Range Resources Corp.	3,240	124,967
RSP Permian Inc.[a]	1,300	50,765
Sanchez Energy Corp.[a]	705	6,056
SM Energy Co.	1,460	55,305
Southwestern Energy Co.[a]	8,860	123,243
Synergy Resources Corp.[a]	2,140	14,017
Tesoro Corp.	2,220	167,432
Valero Energy Corp.	8,840	489,294
Western Refining Inc.	1,460	36,734
Whiting Petroleum Corp.[a]	3,882	28,300
WPX Energy Inc.[a]	5,360	64,320

		19,838,514

TOTAL COMMON STOCKS
(Cost: $40,061,095)		36,824,769

PREFERRED STOCKS — 0.94%

BRAZIL — 0.76%
Petroleo Brasileiro SA	72,000	286,103

		286,103
RUSSIA — 0.18%
Surgutneftegas OJSC	132,000	66,462

		66,462

TOTAL PREFERRED STOCKS
(Cost: $308,160)		352,565

RIGHTS — 0.00%

THAILAND — 0.00%
Bangchak Petroleum PCL (The)[a]	500	—

		—
UNITED STATES — 0.00%
Par Pacific Holdings Inc.[a]	620	24

		24

TOTAL RIGHTS
(Cost: $0)		24

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.08%

MONEY MARKET FUNDS — 1.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	379,615	$379,615
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	25,744	25,744

		405,359

TOTAL SHORT-TERM INVESTMENTS
(Cost: $405,359)		405,359

TOTAL INVESTMENTS IN SECURITIES — 100.38%
(Cost: $40,774,614)[h]		37,582,717
Other Assets, Less Liabilities — (0.38)%		(142,692)

NET ASSETS — 100.00%		$37,440,025

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $41,407,413. Net unrealized depreciation was $3,824,696, of which $1,041,470 represented gross unrealized appreciation on securities and $4,866,166 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$36,819,458	$5,311		$—	$36,824,769
Preferred stocks	352,565	—		—	352,565
Rights	24	0	[a]	—	24
Money market funds	405,359	—		—	405,359

Total	$37,577,406	$5,311		$—	$37,582,717

[a]	Rounds to less than $1.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 100.01%

AUSTRALIA — 9.78%
Metals X Ltd.[a]	2,202,776	$2,508,078
Newcrest Mining Ltd.[b]	1,153,847	19,242,591
St. Barbara Ltd.[b]	2,013,020	4,281,467

		26,032,136
CANADA — 50.45%
Agnico Eagle Mines Ltd.	274,594	13,911,256
Alacer Gold Corp.[b]	1,388,783	3,122,526
Alamos Gold Inc. Class A	794,666	5,590,311
Barrick Gold Corp.	2,016,785	34,262,519
Centerra Gold Inc.	688,995	3,444,844
China Gold International Resources Corp. Ltd.[b]	1,586,571	3,047,261
Eldorado Gold Corp.	1,477,277	4,728,908
Goldcorp Inc.	1,301,937	19,806,152
IAMGOLD Corp.[a,b]	1,430,563	5,309,890
Kinross Gold Corp.[b]	2,885,998	11,525,955
Kirkland Lake Gold Inc.[b]	403,106	3,284,328
New Gold Inc.[b]	1,468,852	7,052,908
Primero Mining Corp.[a,b]	1,533,692	2,326,167
Richmont Mines Inc.[b]	331,069	2,785,718
SEMAFO Inc.[b]	1,093,356	4,641,586
Yamana Gold Inc.	2,323,507	9,403,469

		134,243,798
HONG KONG — 1.10%
G-Resources Group Ltd.	159,699,000	2,923,551

		2,923,551
PERU — 2.62%
Cia. de Minas Buenaventura SA ADR[b]	565,252	6,986,515

		6,986,515
SOUTH AFRICA — 13.19%
AngloGold Ashanti Ltd.[b]	735,179	11,980,388
Gold Fields Ltd.	2,027,578	10,349,995
Harmony Gold Mining Co. Ltd.[b]	1,332,308	4,748,234
Sibanye Gold Ltd.	2,066,483	8,009,401

		35,088,018
TURKEY — 1.18%
Koza Altin Isletmeleri ASb	674,688	3,153,302

		3,153,302
UNITED KINGDOM — 7.13%
Acacia Mining PLC	49,447	298,353

Security	Shares	Value
Centamin PLC	3,341,061	$6,498,041
Randgold Resources Ltd.	129,960	12,169,910

		18,966,304
UNITED STATES — 14.56%
McEwen Mining Inc.	1,126,739	3,864,715
Newmont Mining Corp.	912,134	34,880,004

		38,744,719

TOTAL COMMON STOCKS
(Cost: $253,325,323)		266,138,343

SHORT-TERM INVESTMENTS — 0.97%

MONEY MARKET FUNDS — 0.97%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	2,229,494	2,229,494
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	352,827	352,827

		2,582,321

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,582,321)		2,582,321

TOTAL INVESTMENTS IN SECURITIES — 100.98%
(Cost: $255,907,644)[f]		268,720,664
Other Assets, Less Liabilities — (0.98)%		(2,612,285)

NET ASSETS — 100.00%		$266,108,379

ADR	— American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $276,141,996. Net unrealized depreciation was $7,421,332, of which $24,343,195 represented gross unrealized appreciation on securities and $31,764,527 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$266,138,343	$—	$—	$266,138,343
Money market funds	2,582,321	—	—	2,582,321

Total	$268,720,664	$—	$—	$268,720,664

See notes to financial statements.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 97.29%

AUSTRALIA — 17.86%
Alumina Ltd.	1,046,892	$1,046,433
Arrium Ltd.[a,b]	727,228	6
BHP Billiton Ltd.	1,374,020	21,096,939
BlueScope Steel Ltd.	245,552	1,603,693
CuDeco Ltd.[a,b]	14,930	5,779
Fortescue Metals Group Ltd.	651,372	2,398,740
Galaxy Resources Ltd.[b]	484,924	145,778
Iluka Resources Ltd.	184,576	912,765
Independence Group NL	182,209	502,567
Jacana Minerals Ltd.[a,b]	6,808	—
Orocobre Ltd.[b]	83,224	240,181
OZ Minerals Ltd.	123,600	593,577
Pilbara Minerals Ltd.[a,b]	435,484	173,463
Rio Tinto Ltd.	181,692	6,499,812
Sandfire Resources NL	63,860	263,007
Sims Metal Management Ltd.	74,572	558,204
South32 Ltd.[b]	2,303,904	3,324,479
Syrah Resources Ltd.[b]	95,172	303,988
Western Areas Ltd.[a]	103,000	191,202

		39,860,613
AUSTRIA — 0.71%
Voestalpine AG	47,792	1,579,284

		1,579,284
BELGIUM — 0.42%
Bekaert SA	16,892	696,662
Nyrstar NVa,b	32,970	237,617

		934,279
BRAZIL — 1.57%
Cia. Siderurgica Nacional SAb	254,600	677,086
Vale SA	540,700	2,832,413

		3,509,499
CANADA — 5.04%
Altius Minerals Corp.	16,892	126,170
Canam Group Inc.	16,480	131,383
Dominion Diamond Corp.	37,904	332,225
First Quantum Minerals Ltd.	290,872	2,203,626
HudBay Minerals Inc.	100,528	407,613
Imperial Metals Corp.[a,b]	21,836	109,342
Ivanhoe Mines Ltd. Class Aa,b	251,320	356,278
Labrador Iron Ore Royalty Corp.[a]	24,720	244,930
Lucara Diamond Corp.	141,728	388,873
Lundin Mining Corp.[b]	277,276	1,048,199

Security	Shares	Value
Major Drilling Group International Inc.	38,728	$215,771
Nevsun Resources Ltd.	69,832	219,813
Stornoway Diamond Corp.[b]	229,484	195,894
Teck Resources Ltd. Class B	242,668	3,930,258
Turquoise Hill Resources Ltd.[b]	437,956	1,348,533

		11,258,908
CHILE — 0.07%
CAP SA	31,358	157,206

		157,206
CHINA — 0.92%
Aluminum Corp. of China Ltd. Class Hb	1,648,000	618,259
China Daye Non-Ferrous Metals Mining Ltd.[b]	2,472,000	37,287
China Metal Recycling Holdings Ltd.[b]	132,000	—
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	91,074	85,792
Jiangxi Copper Co. Ltd. Class H	462,000	533,667
MMG Ltd.[a,b]	492,000	112,903
North Mining Shares Co. Ltd.[a,b]	8,240,000	186,965
Shougang Concord International Enterprises Co. Ltd.[b]	4,120,000	121,633
Shougang Fushan Resources Group Ltd.[a]	1,648,000	305,942
Xinjiang Xinxin Mining Industry Co. Ltd. Class Hb	412,000	44,617

		2,047,065
EGYPT — 0.02%
Ezz Steel[b]	44,480	39,521

		39,521
FINLAND — 0.30%
Outokumpu OYJ[a,b]	120,720	659,352

		659,352
FRANCE — 2.42%
APERAM SA	19,849	817,952
ArcelorMittal[b]	760,553	4,481,824
Eramet[a,b]	2,884	99,959

		5,399,735
GERMANY — 2.20%
Aurubis AG	15,656	823,281
Salzgitter AG	16,480	500,622

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2016

Security	Shares	Value
ThyssenKrupp AG	154,088	$3,585,904

		4,909,807
INDIA — 0.83%
Tata Steel Ltd. GDR[a,c]	344,432	1,863,377

		1,863,377
INDONESIA — 0.18%
Aneka Tambang Persero Tbk PTb	4,037,638	219,156
Krakatau Steel Persero Tbk PTb	1,153,600	78,704
Timah Persero Tbk PT	1,654,067	99,755

		397,615
JAPAN — 10.91%
Asahi Holdings Inc.	4,900	84,039
Daido Steel Co. Ltd.	40,000	181,757
Dowa Holdings Co. Ltd.	46,000	308,194
Hitachi Metals Ltd.	82,400	997,388
JFE Holdings Inc.	250,500	3,890,639
Kobe Steel Ltd.	1,648,000	1,529,540
Maruichi Steel Tube Ltd.	41,200	1,421,995
Mitsubishi Materials Corp.	427,000	1,205,433
Mitsui Mining & Smelting Co. Ltd.	413,000	842,490
Nakayama Steel Works Ltd.[b]	412,000	242,974
Neturen Co. Ltd.	41,200	286,391
Nippon Denko Co. Ltd.	82,400	133,835
Nippon Light Metal Holdings Co. Ltd.	288,400	613,409
Nippon Steel & Sumitomo Metal Corp.	371,240	7,881,694
Nisshin Steel Co. Ltd.	41,200	529,364
OSAKA Titanium Technologies Co. Ltd.[a]	1,800	27,304
Sumitomo Metal Mining Co. Ltd.	186,000	2,359,279
Toho Titanium Co. Ltd.[a]	41,200	294,755
Tokyo Steel Manufacturing Co. Ltd.	123,600	869,926
Topy Industries Ltd.	44,000	89,331
Toyo Kohan Co. Ltd.	82,400	217,482
UACJ Corp.	43,386	135,483
Yamato Kogyo Co. Ltd.	6,500	198,893

		24,341,595
MALAYSIA — 0.10%
Press Metal Bhd	206,000	212,324

		212,324
MEXICO — 2.03%
Grupo Mexico SAB de CV Series B	1,648,000	4,110,229

Security	Shares	Value
Industrias CH SAB de CV Series Ba,b	35,800	$162,106
Minera Frisco SAB de CV Series A1[a,b]	329,600	254,160

		4,526,495
NORWAY — 1.11%
Norsk Hydro ASA	585,452	2,486,088

		2,486,088
PERU — 0.44%
Southern Copper Corp.[a]	37,904	978,681

		978,681
PHILIPPINES — 0.04%
Nickel Asia Corp.	585,800	78,325

		78,325
POLAND — 0.67%
Boryszew SAb	86,108	134,071
Jastrzebska Spolka Weglowa SAb	21,424	212,304
KGHM Polska Miedz SA	61,800	1,157,362

		1,503,737
RUSSIA — 2.61%
Alrosa PJSC	1,071,200	1,239,194
Mechel PJSC[b]	29,344	61,622
MMC Norilsk Nickel PJSC	23,484	3,457,414
Severstal PJSC	90,640	1,056,039

		5,814,269
SINGAPORE — 0.04%
Midas Holdings Ltd.[a]	581,600	96,019

		96,019
SOUTH AFRICA — 1.19%
African Rainbow Minerals Ltd.	46,144	273,838
Anglo American Platinum Ltd.[a,b]	23,072	619,852
Assore Ltd.	15,244	172,092
Impala Platinum Holdings Ltd.[b]	263,268	1,010,192
Northam Platinum Ltd.[b]	143,788	473,946
Royal Bafokeng Platinum Ltd.[b]	34,196	110,623

		2,660,543
SOUTH KOREA — 4.65%
Dongkuk Steel Mill Co. Ltd.[b]	24,790	188,537
Hyundai Steel Co.	33,784	1,554,367
Jenax Inc.[a,b]	5,768	114,843
KISCO Corp.	2,066	82,918
KISWIRE Ltd.	2,563	86,315
Korea Zinc Co. Ltd.	3,708	1,591,281

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2016

Security	Shares	Value
Kumkang Kind Co. Ltd.	350	$15,303
Poongsan Corp.	10,712	301,185
Poongsan Holdings Corp.	2,884	117,041
POSCO	29,664	6,145,636
Seah Besteel Corp.	5,356	115,766
SeAH Steel Corp.	1,263	74,647

		10,387,839
SPAIN — 0.41%
Acerinox SA	66,652	825,478
Tubacex SAa	34,196	96,357

		921,835
SWEDEN — 1.60%
Boliden AB	118,244	2,499,754
Granges AB	34,196	346,908
SSAB AB Class Aa,b	96,851	287,643
SSAB AB Class Ba,b	184,117	442,049

		3,576,354
SWITZERLAND — 0.07%
Schmolz + Bickenbach AG Registered[a,b]	236,076	165,785

		165,785
TAIWAN — 2.18%
China Metal Products	412,011	393,436
China Steel Corp.	5,356,612	3,713,949
Feng Hsin Steel Co. Ltd.	412,000	527,165
TA Chen Stainless Pipe	33,559	17,239
Ton Yi Industrial Corp.	70,000	31,106
Tung Ho Steel Enterprise Corp.	75,000	43,728
Yieh Phui Enterprise Co. Ltd.[b]	412,440	128,942

		4,855,565
THAILAND — 0.03%
STP & I PCL NVDR[a]	254,360	70,175

		70,175
TURKEY — 0.49%
Borusan Mannesmann Boru Sanayi ve Ticaret ASa	19,423	58,878
Eregli Demir ve Celik Fabrikalari TAS	588,748	885,380
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	330,859	156,535

		1,100,793
UNITED KINGDOM — 22.38%
African Minerals Ltd.[a,b]	69,505	1
Anglo American PLC[b]	594,516	6,071,813

Security	Shares	Value
Antofagasta PLC	167,684	$1,086,438
BHP Billiton PLC	898,984	11,655,071
Evraz PLC[b]	139,671	234,147
Gem Diamonds Ltd.	46,968	77,354
Glencore PLC	5,193,260	11,838,201
KAZ Minerals PLC[a,b]	107,532	241,109
Lonmin PLC[a,b]	120,716	304,346
Petra Diamonds Ltd.	222,480	330,718
Rio Tinto PLC	526,536	15,867,785
Vedanta Ltd. ADR	201,521	2,015,210
Vedanta Resources PLC	33,372	215,477

		49,937,670
UNITED STATES — 13.80%
AK Steel Holding Corp.[b]	97,232	433,655
Alcoa Inc.	563,616	5,681,249
Allegheny Technologies Inc.	44,908	766,131
Carpenter Technology Corp.	21,012	762,315
Century Aluminum Co.[b]	23,072	144,892
Cliffs Natural Resources Inc.[b]	67,980	387,486
Commercial Metals Co.	49,028	760,915
Compass Minerals International Inc.	15,244	1,136,135
Freeport-McMoRan Inc.	507,996	5,227,279
Haynes International Inc.	5,356	197,583
Kaiser Aluminum Corp.	4,740	403,990
Materion Corp.	9,064	265,938
Nucor Corp.	135,548	6,575,434
Reliance Steel & Aluminum Co.	30,900	2,227,272
Schnitzer Steel Industries Inc. Class A	10,712	201,171
Steel Dynamics Inc.	104,236	2,566,290
Stillwater Mining Co.[b]	54,384	687,958
SunCoke Energy Inc.	23,072	150,429
TimkenSteel Corp.	12,772	125,804
U.S. Steel Corp.	61,800	1,201,392
Worthington Industries Inc.	21,012	901,415

		30,804,733

TOTAL COMMON STOCKS
(Cost: $237,046,515)		217,135,086

PREFERRED STOCKS — 2.44%

BRAZIL — 2.44%
Bradespar SA	82,400	261,943
Gerdau SA	370,800	1,041,148
Metalurgica Gerdau SA	247,200	283,602

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2016

Security	Shares	Value
Usinas Siderurgicas de Minas Gerais SA Class A	164,800	$176,837
Vale SA	824,000	3,687,080

		5,450,610

TOTAL PREFERRED STOCKS
(Cost: $4,433,118)		5,450,610

SHORT-TERM INVESTMENTS — 1.88%

MONEY MARKET FUNDS — 1.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[d,e,f]	3,818,084	3,818,084
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[d,e]	377,671	377,671

		4,195,755

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,195,755)		4,195,755

TOTAL INVESTMENTS IN SECURITIES — 101.61%
(Cost: $245,675,388)[g]		226,781,451
Other Assets, Less Liabilities — (1.61)%		(3,599,599)

NET ASSETS — 100.00%		$223,181,852

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated money market fund.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments for federal income tax purposes was $256,729,878. Net unrealized depreciation was $29,948,427, of which $8,413,883 represented gross unrealized appreciation on securities and $38,362,310 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$217,135,079	$—	$7	$217,135,086
Preferred stocks	5,450,610	—	—	5,450,610
Money market funds	4,195,755	—	—	4,195,755

Total	$226,781,444	$—	$7	$226,781,451

See notes to financial statements.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 99.96%

CANADA — 64.24%
Alexco Resource Corp.[a,b]	555,776	$931,906
Americas Silver Corp.[a,b]	2,789,760	669,772
Dalradian Resources Inc.[a,b]	964,352	992,245
Endeavour Silver Corp.[a]	355,776	1,534,768
Excellon Resources Inc.[a,b]	638,720	803,238
First Majestic Silver Corp.[a,b]	309,184	3,725,620
Fortuna Silver Mines Inc.[a]	386,496	2,883,881
GoGold Resources Inc.[a]	566,784	436,303
Great Panther Silver Ltd.[a,b]	586,688	710,974
Klondex Mines Ltd.[a]	320,512	1,670,898
Levon Resources Ltd.[a]	1,976,640	708,068
MAG Silver Corp.[a,b]	186,780	2,768,851
Mandalay Resources Corp.	1,146,752	961,417
Minco Silver Corp.[a,b]	641,280	654,941
Pan American Silver Corp.	224,896	3,920,103
Primero Mining Corp.[a,b]	467,677	709,331
Silver Standard Resources Inc.[a,b]	300,032	3,519,296
Silver Wheaton Corp.	798,336	20,225,364
Silvercorp Metals Inc.[a,b]	583,552	1,552,225
Tahoe Resources Inc.	502,784	6,556,636

		55,935,837
CHINA — 0.61%
China Silver Group Ltd.[b]	2,304,000	528,716

		528,716
HONG KONG — 1.19%
G-Resources Group Ltd.	56,550,000	1,035,240

		1,035,240
MEXICO — 5.85%
Industrias Penoles SAB de CV	220,800	5,097,694

		5,097,694
PERU — 4.16%
Cia. de Minas Buenaventura SA ADR[a]	293,248	3,624,545

		3,624,545
UNITED KINGDOM — 11.85%
Fresnillo PLC	382,016	8,035,237
Hochschild Mining PLC[a]	725,824	2,287,171

		10,322,408
UNITED STATES — 12.06%
Coeur Mining Inc.[a]	310,400	3,954,496
Hecla Mining Co.	690,176	3,851,182

Security	Shares	Value
McEwen Mining Inc.	644,032	$2,209,030
Solitario Exploration & Royalty Corp.[a]	658,112	487,003

		10,501,711

TOTAL COMMON STOCKS
(Cost: $72,587,466)		87,046,151

SHORT-TERM INVESTMENTS — 9.10%

MONEY MARKET FUNDS — 9.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[c,d,e]	7,889,139	7,889,139
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[c,d]	34,480	34,480

		7,923,619

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,923,619)		7,923,619

TOTAL INVESTMENTS IN SECURITIES — 109.06%
(Cost: $80,511,085)[f]		94,969,770
Other Assets, Less Liabilities — (9.06)%		(7,891,733)

NET ASSETS — 100.00%		$87,078,037

ADR	— American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated money market fund.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments for federal income tax purposes was $84,710,307. Net unrealized appreciation was $10,259,463, of which $15,335,092 represented gross unrealized appreciation on securities and $5,075,629 represented gross unrealized depreciation on securities.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2016

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$87,046,151	$—	$—	$87,046,151
Money market funds	7,923,619	—	—	7,923,619

Total	$94,969,770	$—	$—	$94,969,770

See notes to financial statements.

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$30,451,461	$40,369,255	$253,325,323
Affiliated (Note 2)	732,565	405,359	2,582,321

Total cost of investments	$31,184,026	$40,774,614	$255,907,644

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$27,222,853	$37,177,358	$266,138,343
Affiliated (Note 2)	776,869	405,359	2,582,321

Total fair value of investments	27,999,722	37,582,717	268,720,664
Foreign currency, at value[b]	55,614	36,780	178,407
Receivables:
Investment securities sold	37,274	58,244	11,470,532
Due from custodian (Note 4)	—	—	94,948
Dividends and interest	42,710	222,951	66,557
Tax reclaims	57,684	771	—

Total Assets	28,193,004	37,901,463	280,531,108

LIABILITIES
Payables:
Investment securities purchased	31,126	69,406	11,769,721
Collateral for securities on loan (Note 1)	202,370	379,615	2,229,494
Capital shares redeemed	—	—	320,785
Investment advisory fees (Note 2)	8,628	12,417	102,729

Total Liabilities	242,124	461,438	14,422,729

NET ASSETS	$27,950,880	$37,440,025	$266,108,379

Net assets consist of:
Paid-in capital	$33,218,806	$42,076,002	$287,888,007
Undistributed (distributions in excess of) net investment income	115,569	226,240	(6,914)
Accumulated net realized loss	(2,195,285)	(1,669,988)	(34,576,532)
Net unrealized appreciation (depreciation)	(3,188,210)	(3,192,229)	12,803,818

NET ASSETS	$27,950,880	$37,440,025	$266,108,379

Shares outstanding[c]	1,150,000	2,000,000	25,100,000

Net asset value per share	$24.31	$18.72	$10.60

[a]	Securities on loan with values of $188,996, $327,113 and $2,068,680, respectively. See Note 1.
[b]	Cost of foreign currency: $55,783, $37,101 and $187,453, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2016

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$241,479,633	$72,587,466
Affiliated (Note 2)	4,195,755	7,923,619

Total cost of investments	$245,675,388	$80,511,085

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$222,585,696	$87,046,151
Affiliated (Note 2)	4,195,755	7,923,619

Total fair value of investments	226,781,451	94,969,770
Foreign currency, at value[b]	197,114	58,036
Receivables:
Investment securities sold	78,715	1,680,584
Dividends and interest	446,817	96,957
Tax reclaims	14,469	—

Total Assets	227,518,566	96,805,347

LIABILITIES
Payables:
Investment securities purchased	444,627	1,718,236
Collateral for securities on loan (Note 1)	3,818,084	7,889,139
Capital shares redeemed	—	87,430
Investment advisory fees (Note 2)	74,003	32,505

Total Liabilities	4,336,714	9,727,310

NET ASSETS	$223,181,852	$87,078,037

Net assets consist of:
Paid-in capital	$266,809,240	$79,816,126
Undistributed net investment income	640,757	38,940
Accumulated net realized loss	(25,372,474)	(7,235,375)
Net unrealized appreciation (depreciation)	(18,895,671)	14,458,346

NET ASSETS	$223,181,852	$87,078,037

Shares outstanding[c]	20,600,000	6,400,000

Net asset value per share	$10.83	$13.61

[a]	Securities on loan with values of $3,510,032 and $7,235,948, respectively. See Note 1.
[b]	Cost of foreign currency: $197,918 and $58,302, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$677,686	$1,180,807	$475,642
Dividends — affiliated (Note 2)	2,507	76	452
Securities lending income — affiliated — net (Note 2)	27,941	7,164	39,419

Total investment income	708,134	1,188,047	515,513

EXPENSES
Investment advisory fees (Note 2)	100,385	123,535	451,251

Total expenses	100,385	123,535	451,251
Less investment advisory fees waived (Note 2)	(3,606)	—	—

Net expenses	96,779	123,535	451,251

Net investment income	611,355	1,064,512	64,262

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(827,378)	(1,056,137)	(11,536,714)
Investments — affiliated (Note 2)	(4,617)	—	—
In-kind redemptions — unaffiliated	(137,561)	—	3,702,470
In-kind redemptions — affiliated (Note 2)	(66)	—	—
Foreign currency transactions	3,833	(16,285)	31,469

Net realized loss	(965,789)	(1,072,422)	(7,802,775)

Net change in unrealized appreciation/depreciation on:
Investments	1,180,278	3,444,285	43,616,399
Translation of assets and liabilities in foreign currencies	(392)	345	(8,795)

Net change in unrealized appreciation/depreciation	1,179,886	3,444,630	43,607,604

Net realized and unrealized gain	214,097	2,372,208	35,804,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$825,452	$3,436,720	$35,869,091

[a]	Net of foreign withholding tax of $57,063, $67,433 and $57,003, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2016

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,867,054	$212,106
Dividends — affiliated (Note 2)	341	62
Securities lending income — affiliated — net (Note 2)	135,945	71,815

	3,003,340	283,983
Less: Other foreign taxes (Note 1)	(61)	—

Total investment income	3,003,279	283,983

EXPENSES
Investment advisory fees (Note 2)	458,695	128,700

Total expenses	458,695	128,700

Net investment income	2,544,584	155,283

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,073,407)	(2,887,852)
In-kind redemptions — unaffiliated	1,333,292	1,748,929
Foreign currency transactions	12,509	(6,528)

Net realized loss	(5,727,606)	(1,145,451)

Net change in unrealized appreciation/depreciation on:
Investments	18,661,810	20,735,034
Translation of assets and liabilities in foreign currencies	5,198	208

Net change in unrealized appreciation/depreciation	18,667,008	20,735,242

Net realized and unrealized gain	12,939,402	19,589,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,483,986	$19,745,074

[a]	Net of foreign withholding tax of $149,620 and $24,701, respectively.

See notes to financial statements.

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$611,355	$727,994	$1,064,512	$682,782
Net realized gain (loss)	(965,789)	226,586	(1,072,422)	(283,735)
Net change in unrealized appreciation/depreciation	1,179,886	(4,642,303)	3,444,630	(7,286,015)

Net increase (decrease) in net assets resulting from operations	825,452	(3,687,723)	3,436,720	(6,886,968)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(596,259)	(764,487)	(1,004,806)	(528,102)

Total distributions to shareholders	(596,259)	(764,487)	(1,004,806)	(528,102)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,137,540	1,262,653	10,268,692	27,723,504
Cost of shares redeemed	(1,055,827)	(15,565,180)	—	(3,987,605)

Net increase (decrease) in net assets from capital share transactions	81,713	(14,302,527)	10,268,692	23,735,899

INCREASE (DECREASE) IN NET ASSETS	310,906	(18,754,737)	12,700,606	16,320,829

NET ASSETS
Beginning of year	27,639,974	46,394,711	24,739,419	8,418,590

End of year	$27,950,880	$27,639,974	$37,440,025	$24,739,419

Undistributed net investment income included in net assets at end of year	$115,569	$96,640	$226,240	$182,749

SHARES ISSUED AND REDEEMED
Shares sold	50,000	50,000	600,000	1,300,000
Shares redeemed	(50,000)	(600,000)	—	(200,000)

Net increase (decrease) in shares outstanding	—	(550,000)	600,000	1,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year ended August 31, 2016	Year ended August 31, 2015	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$64,262	$485,776	$2,544,584	$7,527,430
Net realized loss	(7,802,775)	(12,222,666)	(5,727,606)	(18,316,429)
Net change in unrealized appreciation/depreciation	43,607,604	(26,922,563)	18,667,008	(46,808,920)

Net increase (decrease) in net assets resulting from operations	35,869,091	(38,659,453)	15,483,986	(57,597,919)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(300,013)	(425,675)	(2,206,034)	(7,833,689)

Total distributions to shareholders	(300,013)	(425,675)	(2,206,034)	(7,833,689)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	191,934,458	19,671,874	159,613,046	98,298,863
Cost of shares redeemed	(7,321,308)	(5,637,066)	(18,927,748)	(147,347,875)

Net increase (decrease) in net assets from capital share transactions	184,613,150	14,034,808	140,685,298	(49,049,012)

INCREASE (DECREASE) IN NET ASSETS	220,182,228	(25,050,320)	153,963,250	(114,480,620)

NET ASSETS
Beginning of year	45,926,151	70,976,471	69,218,602	183,699,222

End of year	$266,108,379	$45,926,151	$223,181,852	$69,218,602

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(6,914)	$114,183	$640,757	$255,560

SHARES ISSUED AND REDEEMED
Shares sold	17,550,000	2,700,000	16,100,000	6,750,000
Shares redeemed	(700,000)	(750,000)	(2,000,000)	(9,350,000)

Net increase (decrease) in shares outstanding	16,850,000	1,950,000	14,100,000	(2,600,000)

See notes to financial statements.

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Silver Miners ETF
	Year ended August 31, 2016	Year ended August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$155,283	$76,577
Net realized loss	(1,145,451)	(2,663,929)
Net change in unrealized appreciation/depreciation	20,735,242	(6,307,162)

Net increase (decrease) in net assets resulting from operations	19,745,074	(8,894,514)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(80,025)	(294,253)

Total distributions to shareholders	(80,025)	(294,253)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	58,622,345	8,449,898
Cost of shares redeemed	(3,488,063)	(957,750)

Net increase in net assets from capital share transactions	55,134,282	7,492,148

INCREASE (DECREASE) IN NET ASSETS	74,799,331	(1,696,619)

NET ASSETS
Beginning of year	12,278,706	13,975,325

End of year	$87,078,037	$12,278,706

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$38,940	$(46,962)

SHARES ISSUED AND REDEEMED
Shares sold	4,700,000	1,000,000
Shares redeemed	(300,000)	(100,000)

Net increase in shares outstanding	4,400,000	900,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$24.03	$27.29	$24.63	$24.91	$24.88

Income from investment operations:
Net investment income[b]	0.54	0.50	0.58	0.50	0.28
Net realized and unrealized gain (loss)[c]	0.27	(3.21)	2.63	(0.46)	(0.05)

Total from investment operations	0.81	(2.71)	3.21	0.04	0.23

Less distributions from:
Net investment income	(0.53)	(0.55)	(0.55)	(0.32)	(0.20)

Total distributions	(0.53)	(0.55)	(0.55)	(0.32)	(0.20)

Net asset value, end of period	$24.31	$24.03	$27.29	$24.63	$24.91

Total return	3.55%	(10.11)%	13.05%	0.10%	0.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,951	$27,640	$46,395	$35,716	$9,965
Ratio of expenses to average net assets[e]	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.38%	1.87%	2.17%	1.87%	1.93%
Portfolio turnover rate[f]	7%	10%	14%	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 7%, 10%, 13%, 6%, and 6%, respectively. See Note 4.

See notes to financial statements.

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$17.67	$28.06	$24.06	$23.51	$24.79

Income from investment operations:
Net investment income[b]	0.59	0.68	0.68	0.63	0.43
Net realized and unrealized gain (loss)[c]	1.00	(10.61)	3.96	0.55	(1.39)

Total from investment operations	1.59	(9.93)	4.64	1.18	(0.96)

Less distributions from:
Net investment income	(0.54)	(0.46)	(0.64)	(0.63)	(0.32)

Total distributions	(0.54)	(0.46)	(0.64)	(0.63)	(0.32)

Net asset value, end of period	$18.72	$17.67	$28.06	$24.06	$23.51

Total return	9.31%	(35.63)%	19.44%	5.10%	(3.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$37,440	$24,739	$8,419	$4,811	$4,701
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	3.36%	3.23%	2.57%	2.61%	3.16%
Portfolio turnover rate[f]	6%	4%	8%	6%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 6%, 4%, 8%, 6% and 5%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$5.57	$11.27	$11.60	$20.05	$25.00

Income from investment operations:
Net investment income[b]	0.01	0.07	0.08	0.21	0.15
Net realized and unrealized gain (loss)[c]	5.05	(5.71)	(0.33)	(8.47)	(5.02)

Total from investment operations	5.06	(5.64)	(0.25)	(8.26)	(4.87)

Less distributions from:
Net investment income	(0.03)	(0.06)	(0.08)	(0.19)	(0.08)

Total distributions	(0.03)	(0.06)	(0.08)	(0.19)	(0.08)

Net asset value, end of period	$10.60	$5.57	$11.27	$11.60	$20.05

Total return	91.17%	(50.16)%	(2.01)%	(41.28)%	(19.45)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$266,108	$45,926	$70,976	$38,285	$32,084
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.06%	0.88%	0.81%	1.37%	1.25%
Portfolio turnover rate[f]	30%	20%	22%	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$10.65	$20.19	$18.11	$19.00	$24.76

Income from investment operations:
Net investment income[b]	0.21	0.81	0.50	0.50	0.37
Net realized and unrealized gain (loss)[c]	0.20	(8.96)	2.23	(1.00)	(6.00)

Total from investment operations	0.41	(8.15)	2.73	(0.50)	(5.63)

Less distributions from:
Net investment income	(0.23)	(1.39)	(0.65)	(0.39)	(0.13)

Total distributions	(0.23)	(1.39)	(0.65)	(0.39)	(0.13)

Net asset value, end of period	$10.83	$10.65	$20.19	$18.11	$19.00

Total return	4.52%	(41.94)%	15.32%	(2.68)%	(22.76)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$223,182	$69,219	$183,699	$222,808	$123,524
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.16%	5.18%	2.53%	2.51%	2.98%
Portfolio turnover rate[f]	8%	17%	18%	11%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 6%, 10%, 15%, 7% and 1%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Silver Miners ETF
	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$6.14	$12.70	$13.92	$20.94	$24.87

Income from investment operations:
Net investment income[b]	0.05	0.05	0.08	0.16	0.11
Net realized and unrealized gain (loss)[c]	7.44	(6.42)	(1.15)	(6.90)	(3.90)

Total from investment operations	7.49	(6.37)	(1.07)	(6.74)	(3.79)

Less distributions from:
Net investment income	(0.02)	(0.19)	(0.15)	(0.28)	(0.14)

Total distributions	(0.02)	(0.19)	(0.15)	(0.28)	(0.14)

Net asset value, end of period	$13.61	$6.14	$12.70	$13.92	$20.94

Total return	122.11%	(50.51)%	(7.48)%	(32.49)%	(15.18)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$87,078	$12,279	$13,975	$6,959	$2,094
Ratio of expenses to average net assets[e]	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets[e]	0.47%	0.57%	0.63%	1.03%	0.86%
Portfolio turnover rate[f]	27%	31%	22%	13%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Global Agriculture Producers
Citigroup Global Markets Inc.	$11,390	$11,390	$—
Credit Suisse Securities (USA) LLC	8,783	8,783	—
Goldman Sachs & Co.	19,174	19,174	—
HSBC Bank PLC	897	897	—
Morgan Stanley & Co. LLC	67,206	67,206	—
State Street Bank & Trust Company	23,714	23,714	—
UBS Securities LLC	57,832	57,832	—

	$188,996	$188,996	$—

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Global Energy Producers
Citigroup Global Markets Inc.	$15,066	$15,066	$—
Credit Suisse Securities (USA) LLC	121,178	121,178	—
Goldman Sachs & Co.	84,346	84,346	—
JPMorgan Clearing Corp.	25,655	25,655	—
Morgan Stanley & Co. LLC	43,939	43,939	—
Nomura Securities International Inc.	5,025	5,025	—
Scotia Capital (USA) Inc.	1,985	1,985	—
SG Americas Securities LLC	1,868	1,868	—
UBS Securities LLC	28,051	28,051	—

	$327,113	$327,113	$—

MSCI Global Gold Miners
Credit Suisse Securities (USA) LLC	$515,020	$515,020	$—
Macquarie Capital (USA) Inc.	569,300	569,300	—
Merrill Lynch, Pierce, Fenner & Smith	380,774	380,774	—
State Street Bank & Trust Company	603,586	603,586	—

	$2,068,680	$2,068,680	$—

MSCI Global Metals & Mining Producers
Citigroup Global Markets Inc.	$101,115	$101,115	$—
Credit Suisse Securities (USA) LLC	821,651	821,651	—
Deutsche Bank Securities Inc.	84,805	84,805	—
HSBC Bank PLC	37,595	37,595	—
Jefferies LLC	175,564	175,564	—
JPMorgan Clearing Corp.	298,250	298,250	—
Merrill Lynch, Pierce, Fenner & Smith	813,626	813,626	—
Morgan Stanley & Co. LLC	443,570	443,570	—
Scotia Capital (USA) Inc.	192,194	192,194	—
SG Americas Securities LLC	110,552	110,552	—
State Street Bank & Trust Company	27,304	27,304	—
UBS Securities LLC	403,806	403,806	—

	$3,510,032	$3,510,032	$—

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Global Silver Miners
BMO Capital Markets	$203,056	$203,056	$—
Citigroup Global Markets Inc.	1,686,712	1,686,712	—
Credit Suisse Securities (USA) LLC	1,836,506	1,836,506	—
Goldman Sachs & Co.	57,530	57,530	—
HSBC Bank PLC	84,930	84,930	—
JPMorgan Clearing Corp.	137,228	137,228	—
Merrill Lynch, Pierce, Fenner & Smith	278,337	278,337	—
Morgan Stanley & Co. LLC	931,759	931,759	—
Scotia Capital (USA) Inc.	351,827	351,827	—
State Street Bank & Trust Company	128,742	128,742	—
UBS Securities LLC	1,539,321	1,539,321	—

	$7,235,948	$7,235,948	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of each Fund.

In addition, each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through December 31, 2018 in an amount equal to the acquired fund fees and expenses attributable to each Fund’s investments in other iShares funds, if any.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$6,606
MSCI Global Energy Producers	1,808
MSCI Global Gold Miners	10,137
MSCI Global Metals & Mining Producers	34,277
MSCI Global Silver Miners	19,032

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2016, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$111,931	$86,091
MSCI Global Energy Producers	191,961	247,357
MSCI Global Gold Miners	893,534	3,347,443
MSCI Global Metals & Mining Producers	286,116	341,873
MSCI Global Silver Miners	22,086	736,465

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$1,816,474	$1,832,143
MSCI Global Energy Producers	2,318,060	1,780,555
MSCI Global Gold Miners	46,162,207	34,569,825
MSCI Global Metals & Mining Producers	29,237,594	9,215,529
MSCI Global Silver Miners	9,763,821	8,813,861

In-kind transactions (see Note 4) for the year ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$1,069,265	$989,452
MSCI Global Energy Producers	10,013,449	—
MSCI Global Gold Miners	179,715,545	6,848,062
MSCI Global Metals & Mining Producers	136,686,456	16,342,709
MSCI Global Silver Miners	57,913,123	3,399,613

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

52	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

54	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2016, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Global Agriculture Producers	$(151,733)	$3,833	$147,900
MSCI Global Energy Producers	—	(16,215)	16,215
MSCI Global Gold Miners	1,966,387	114,654	(2,081,041)
MSCI Global Metals & Mining Producers	976,901	46,647	(1,023,548)
MSCI Global Silver Miners	1,531,931	10,644	(1,542,575)

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

iShares ETF	2016	2015
MSCI Global Agriculture Producers
Ordinary income	$596,259	$764,487

MSCI Global Energy Producers
Ordinary income	$1,004,806	$528,102

MSCI Global Gold Miners
Ordinary income	$300,013	$425,675

MSCI Global Metals & Mining Producers
Ordinary income	$2,206,034	$7,833,689

MSCI Global Silver Miners
Ordinary income	$80,025	$294,253

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Global Agriculture Producers	$159,528	$(1,515,500)	$(3,437,054)	$(474,900)	$(5,267,926)
MSCI Global Energy Producers	232,122	(477,249)	(3,825,028)	(565,822)	(4,635,977)
MSCI Global Gold Miners	–	(13,627,904)	(7,430,478)	(721,246)	(21,779,628)
MSCI Global Metals & Mining Producers	944,466	(12,611,075)	(29,950,161)	(2,010,618)	(43,627,388)
MSCI Global Silver Miners	1,228,831	(3,202,603)	10,259,046	(1,023,363)	7,261,911

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2016, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
MSCI Global Agriculture Producers	$1,515,500
MSCI Global Energy Producers	477,249
MSCI Global Gold Miners	13,627,904
MSCI Global Metals & Mining Producers	12,611,075
MSCI Global Silver Miners	3,202,603

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At the meeting of the Board held on September 28-29, 2016, the Board approved a one-for-two reverse stock split for each of the iShares MSCI Global Gold Miners ETF and iShares Global Metals & Mining Producers ETF, effective after the close of trading on November 4, 2016. The impact of the stock split will be to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Funds.

56	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$688,033
MSCI Global Energy Producers	1,223,109
MSCI Global Gold Miners	419,499
MSCI Global Metals & Mining Producers	2,742,291
MSCI Global Silver Miners	216,890

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2016 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI Global Agriculture Producers	39.58%
MSCI Global Energy Producers	47.60
MSCI Global Gold Miners	17.50
MSCI Global Metals & Mining Producers	10.90

For the fiscal year ended August 31, 2016, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Agriculture Producers	$453,672	$57,063
MSCI Global Gold Miners	492,573	57,003
MSCI Global Metals & Mining Producers	2,688,785	149,681
MSCI Global Silver Miners	232,562	24,701

58	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory Contract   (Continued)

iSHARES®, INC.

performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing

60	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract   (Continued)

iSHARES®, INC.

services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same respective indexes as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.531683	$—	$—	$0.531683	100%	—%	—%	100%
MSCI Global Energy Producers	0.543995	—	—	0.543995	100	—	—	100
MSCI Global Gold Miners	0.027147	—	0.001049	0.028196	96	—	4	100
MSCI Global Metals & Mining Producers	0.224672	—	0.005405	0.230077	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

62	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: January 31, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.18%
Greater than 1.0% and Less than 1.5%	23	2.07
Greater than 0.5% and Less than 1.0%	352	31.65
Between 0.5% and –0.5%	661	59.44
Less than –0.5% and Greater than –1.0%	68	6.12
Less than –1.0% and Greater than –1.5%	6	0.54

	1,112	100.00%

iShares MSCI Global Energy Producers ETF

Period Covered: January 31, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.09%
Greater than 2.5% and Less than 3.0%	3	0.27
Greater than 2.0% and Less than 2.5%	9	0.81
Greater than 1.5% and Less than 2.0%	20	1.80
Greater than 1.0% and Less than 1.5%	70	6.29
Greater than 0.5% and Less than 1.0%	210	18.88
Between 0.5% and –0.5%	724	65.11
Less than –0.5% and Greater than –1.0%	65	5.85
Less than –1.0% and Greater than –1.5%	9	0.81
Less than –1.5% and Greater than –2.0%	1	0.09

	1,112	100.00%

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Gold Miners ETF

Period Covered: January 31, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.18%
Greater than 3.5% and Less than 4.0%	1	0.09
Greater than 3.0% and Less than 3.5%	2	0.18
Greater than 2.5% and Less than 3.0%	2	0.18
Greater than 2.0% and Less than 2.5%	3	0.27
Greater than 1.5% and Less than 2.0%	11	0.99
Greater than 1.0% and Less than 1.5%	41	3.69
Greater than 0.5% and Less than 1.0%	245	22.03
Between 0.5% and –0.5%	743	66.81
Less than –0.5% and Greater than –1.0%	40	3.60
Less than –1.0% and Greater than –1.5%	14	1.26
Less than –1.5% and Greater than –2.0%	2	0.18
Less than –2.0% and Greater than –2.5%	4	0.36
Less than –2.5% and Greater than –3.0%	2	0.18

	1,112	100.00%

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: January 31, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.45%
Greater than 4.0% and Less than 4.5%	1	0.09
Greater than 3.5% and Less than 4.0%	1	0.09
Greater than 3.0% and Less than 3.5%	1	0.09
Greater than 2.5% and Less than 3.0%	7	0.63
Greater than 2.0% and Less than 2.5%	12	1.08
Greater than 1.5% and Less than 2.0%	57	5.13
Greater than 1.0% and Less than 1.5%	200	17.99
Greater than 0.5% and Less than 1.0%	301	27.06
Between 0.5% and –0.5%	445	40.01
Less than –0.5% and Greater than –1.0%	56	5.04
Less than –1.0% and Greater than –1.5%	23	2.07
Less than –1.5% and Greater than –2.0%	3	0.27

	1,112	100.00%

64	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Silver Miners ETF

Period Covered: January 31, 2012 through June 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.18%
Greater than 2.5% and Less than 3.0%	5	0.45
Greater than 2.0% and Less than 2.5%	14	1.26
Greater than 1.5% and Less than 2.0%	31	2.79
Greater than 1.0% and Less than 1.5%	101	9.08
Greater than 0.5% and Less than 1.0%	283	25.45
Between 0.5% and –0.5%	516	46.40
Less than –0.5% and Greater than –1.0%	84	7.55
Less than –1.0% and Greater than –1.5%	37	3.33
Less than –1.5% and Greater than –2.0%	28	2.52
Less than –2.0% and Greater than –2.5%	8	0.72
Less than –2.5% and Greater than –3.0%	3	0.27

	1,112	100.00%

SUPPLEMENTAL INFORMATION	65

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

66	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	67

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years

Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

68	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	69

Notes:

70	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0816

AUGUST 31, 2016

2016 ANNUAL REPORT

iShares, Inc.

➢	iShares Edge MSCI Multifactor Emerging Markets ETF | EMGF | BATS
➢	iShares MSCI EM ESG Optimized ETF | ESGE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the nine months ended August 31, 2016 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 4.04% for the reporting period.

Global stock markets began the period on a down note, declining amid lower energy prices and weaker global economic growth, including slowdowns in stronger developed economies such as the U.S. and U.K. In response, many of the world’s central banks took more aggressive actions to stimulate economic activity, including expanded quantitative easing measures and negative interest rates.

After bottoming in mid-February 2016, global equity markets reversed course, rallying through the end of the reporting period. Central bank stimulus activity and a recovery in energy prices helped global equity markets rebound, as did signs of stabilization in China, which had experienced a marked economic slowdown that put downward pressure on its currency. Despite the overall upward trend in global equity markets, geopolitical factors — including the “Brexit” referendum in the U.K. (an affirmative vote to leave the European Union), terrorist attacks in France, and an attempted coup in Turkey — contributed to increased equity market volatility late in the reporting period.

Among developed countries, the U.S. equity market returned approximately 5% for the reporting period. The U.S. Federal Reserve Bank (the “Fed”) ended a seven-year period of near-zero interest rates by increasing its federal funds target rate from a range of 0%-0.25% to a range of 0.25%-0.50% in December 2015. It was the Fed’s first interest rate hike since June 2006.

Although employment growth remained robust, other segments of the U.S. economy struggled, leading to three consecutive quarters of growth below a 1.5% annual rate. As a result, the Fed — which was expected to raise short-term interest rates further in 2016 — held rates steady through the first eight months of the year. Stable Fed monetary policy, as well as the relative strength of the U.S. economy compared with other regions of the globe, provided a favorable backdrop for U.S. equity market performance.

Equity markets in the Asia/Pacific region gained approximately 4% for the reporting period. New Zealand and Australia were the leading markets in the region, benefiting from improving economic growth during the reporting period, while the laggards included Singapore and Japan. In particular, the Japanese equity market declined by 15%, but a strong rally in the Japanese yen (which appreciated by 19% against the U.S. dollar for the reporting period) helped offset the overall market decline.

European stock markets declined by approximately 3% for the reporting period. Markets in Italy and Spain, which were adversely affected by political instability and struggling banking sectors, declined the most, while Portugal and the Netherlands performed best. In the U.K., the equity market advanced by 10%, but a sharp decline in the British pound in the wake of the Brexit vote led to negative returns in U.S. dollar terms for the reporting period.

Emerging markets stocks outperformed developed markets, advancing by 12% for the reporting period in U.S. dollar terms. Latin American equity markets generated the best returns, led by rebounding markets in Peru and Brazil, while stock markets in Eastern Europe lagged other countries in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	11.16%	11.25%	11.19%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,212.00	$2.67	$1,000.00	$1,022.70	$2.44	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

The iShares Edge MSCI Multifactor Emerging Markets ETF (the “Fund”) (formerly the iShares FactorSelect MSCI Emerging ETF) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from December 8, 2015 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 11.16%, net of fees, while the total return for the Index was 11.19%.

The Index advanced for the reporting period, but underperformed broader emerging markets, as measured by the MSCI Emerging Markets Index.

6	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Value refers to undervalued companies; quality refers to companies with consistent and stable earnings, healthy balance sheets, and strong fundamentals; momentum refers to stocks experiencing an upswing in price; and size refers to companies with a smaller market capitalization.

Of the four factors, momentum’s detraction from the Index’s return outweighed contributions from (low) size and quality. Value contributed minimally to the Index’s performance for the reporting period.

While the net effect from targeted factors was slightly negative for the Index’s performance relative to the broader emerging markets, country and specific security exposures detracted significantly from relative performance. Underweight allocations to Indonesia, Thailand, and India detracted significantly from relative performance as those countries were particular outperformers within the broader emerging markets. Underweight allocations to oil and gas companies, as well as gold and other diversified metals companies, also detracted from the Index’s performance as commodities rebounded in the broader emerging markets during the reporting period.

From a country perspective, most countries in the Index contributed to the Index’s return. Brazil contributed significantly to the Index’s performance amid a rebound in commodity prices, signs of a stabilizing Chinese economy, and encouraging signals from the country’s new government. China contributed meaningfully to performance as improving industrial production and rising consumer spending helped to drive stock market gains. Taiwan advanced, supported by a rebound in exports and positive economic growth late in the reporting period. Although the Russian economy remained in recession, its stock market advanced, largely due to a rebound in energy prices. South Korea contributed to performance, benefiting from an improving economy and accommodative interest rate policy. Indian equities advanced as consumer spending rose to an all-time high.

From a sector standpoint, the information technology sector contributed the most to the Index’s performance, driven by strong merger and acquisition activity. The industrials sector detracted from performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*
Information Technology	18.49%
Financials**	13.94
Consumer Staples	10.65
Consumer Discretionary	10.61
Industrials	9.26
Real Estate**	7.90
Health Care	6.78
Materials	6.71
Energy	5.65
Investment Companies	4.56
Utilities	3.78
Telecommunication Services	1.67

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*
China	31.65%
South Korea	12.82
Taiwan	12.07
South Africa	10.43
Brazil	9.70
Russia	7.84
India	4.56
Mexico	2.75
Qatar	1.51
United Arab Emirates	1.23

TOTAL	94.56%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EM ESG OPTIMIZED ETF

Performance as of August 31, 2016

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	12.09%	12.09%	12.63%

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

For the fiscal period ended 8/31/16, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/28/16) [a]	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Beginning Account Value (3/1/16)	Ending Account Value (8/31/16)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,120.90	$0.83	$1,000.00	$1,022.90	$2.29	0.45%

[a]	The beginning of the period (commencement of operations) is June 28, 2016.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (64 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 10 for more information.

8	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

The iShares MSCI EM ESG Optimized ETF (the “Fund”) (formerly the iShares MSCI EM ESG Select ETF) seeks to track the investment results of an index composed of large- and midcapitalization emerging market equities that have positive environmental, social and governance characteristics, as represented by the MSCI Emerging Markets ESG Focus Index (formerly the MSCI EM ESG Select Index) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 28, 2016 (inception date of the Fund) through August 31, 2016, the total return for the Fund was 12.09%, net of fees, while the total return for the Index was 12.63%.

As represented by the Index, stocks of emerging market companies with positive environmental, social and governance (“ESG”) characteristics delivered solid returns in the reporting period, outperforming broader global markets.

The positive Index performance came amid broad gains in ESG investing overall and as emerging market economies improved their ESG practices. China, which represented approximately 25% of the Index on average, made the largest contribution to the Index’s performance during the reporting period. Industrial pollution and widespread corruption have caused China’s leaders to place greater emphasis on ESG factors in planning the country’s economic transformation. During the reporting period, Hong Kong companies prepared for the 2017 start of mandatory public disclosures about company policies, including how they intend to deal with operational risks that have broad implications for the environment and society.

South Korean ESG stocks also contributed to the Index’s return for the reporting period, as companies in South Korea earned a top ESG ranking as a result of initiatives such as the nation’s “Low Carbon, Green Growth” program. ESG stocks in Brazil and Taiwan also boosted the Index’s performance in the reporting period.

On a sector basis, the financials sector, led by the banking industry, was the largest contributor to the Index’s return during the reporting period. Following close behind, ESG stocks in the information technology sector also added to the Index’s performance. In particular, the technology hardware industry recorded notable strength, led by demand for new, premium-technology smartphones. The consumer discretionary sector also contributed to Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/16

Sector	Percentage of Total Investments*
Financials**	26.52%
Information Technology	25.29
Consumer Discretionary	10.88
Energy	7.45
Telecommunication Services	6.57
Materials	5.60
Consumer Staples	5.49
Industrials	5.22
Utilities	3.35
Health Care	2.30
Real Estate**	1.33

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/16

Country	Percentage of Total Investments*
China	25.76%
South Korea	14.76
Taiwan	11.72
India	8.12
Brazil	7.81
South Africa	7.34
Mexico	3.76
Malaysia	3.37
Russia	3.31
Thailand	3.12

TOTAL	89.07%

*	Excludes money market funds.
**	Reflects the GICS industry classification system effective after the close of 8/31/16 which newly defines Real Estate as a separate sector from Financials. Any references to performance and average weights for the financials sector in management’s commentary includes real estate.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2016 (or commencement of operations, as applicable) and held through August 31, 2016, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 89.04%

BRAZIL — 5.87%
AES Tiete Energia SA	3,200	$16,525
BB Seguridade Participacoes SA	49,600	447,103
CETIP SA – Mercados Organizados	19,200	259,459
EDP – Energias do Brasil SA	20,800	91,979
Embraer SA	47,200	209,158
M. Dias Branco SA	2,400	89,801
Odontoprev SA	32,000	126,167
Porto Seguro SA	4,000	34,078
Raia Drogasil SA	18,400	339,573
Sul America SA	15,200	76,757
Transmissora Alianca de Energia Eletrica SA Units	9,600	68,873

		1,759,473
CHINA — 31.58%
AAC Technologies Holdings Inc.	60,000	684,178
Alibaba Group Holding Ltd. ADR[a]	768	74,642
ANTA Sports Products Ltd.	80,000	216,586
Beijing Capital International Airport Co. Ltd. Class H	128,000	144,390
China Communications Services Corp. Ltd. Class H	208,000	122,278
China Conch Venture Holdings Ltd.	108,000	207,736
China Everbright Ltd.	80,000	166,049
China Huishan Dairy Holdings Co. Ltd.[b]	376,000	144,452
China Jinmao Holdings Group Ltd.	320,000	99,836
China Medical System Holdings Ltd.	104,000	174,300
China Power International Development Ltd.	152,000	57,416
China Resources Beer Holdings Co. Ltd.	112,000	258,459
China Resources Land Ltd.	144,000	405,634
China Southern Airlines Co. Ltd. Class H	160,000	94,885
Chongqing Changan Automobile Co. Ltd. Class B	50,400	76,671
Chongqing Rural Commercial Bank Co. Ltd. Class H	184,000	106,746
COSCO Pacific Ltd.	112,000	121,288
Country Garden Holdings Co. Ltd.	480,000	243,813
Dongfeng Motor Group Co. Ltd. Class H	208,000	222,299
Far East Horizon Ltd.	152,000	142,070

Security	Shares	Value
Fosun International Ltd.	160,000	$221,536
Geely Automobile Holdings Ltd.	400,000	320,753
Guangdong Investment Ltd.	224,000	346,537
Guangzhou R&F Properties Co. Ltd. Class H	86,400	145,917
Haitian International Holdings Ltd.	48,000	96,659
Jiangsu Expressway Co. Ltd. Class H	112,000	157,386
Longfor Properties Co. Ltd.	124,000	199,826
Netease Inc.	3,768	798,703
New Oriental Education & Technology Group Inc. ADR	9,432	372,375
Nine Dragons Paper (Holdings) Ltd.	96,000	77,104
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	160,000	103,549
Shanghai Industrial Holdings Ltd.	32,000	83,334
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	58,400	160,366
Shenzhou International Group Holdings Ltd.	48,000	315,287
Shimao Property Holdings Ltd.	108,000	150,372
Shui On Land Ltd.	60,000	17,017
Sino Biopharmaceutical Ltd.	368,000	236,264
Sino-Ocean Group Holding Ltd.	180,000	83,540
Sinopec Engineering Group Co. Ltd. Class H	92,000	76,264
Sinopharm Group Co. Ltd. Class H	76,800	393,567
Sinotrans Ltd. Class H	240,000	118,813
Sunac China Holdings Ltd.	144,000	100,063
TAL Education Group Class A ADR[a]	2,880	172,109
Tencent Holdings Ltd.	14,400	374,631
TravelSky Technology Ltd. Class H	56,000	121,865
YY Inc. ADR[a]	1,992	102,488
Zhejiang Expressway Co. Ltd. Class H	128,000	142,740
Zhuzhou CRRC Times Electric Co. Ltd. Class H	40,000	212,718

		9,465,511
COLOMBIA — 0.20%
Corp. Financiera Colombiana SA	4,456	58,774

		58,774
CZECH REPUBLIC — 0.17%
O2 Czech Republic AS	5,368	50,121

		50,121
GREECE — 0.27%
JUMBO SA	6,624	80,784

		80,784

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
HUNGARY — 0.83%
Richter Gedeon Nyrt	12,175	$249,410

		249,410
INDONESIA — 0.47%
AKR Corporindo Tbk PT	134,400	67,631
Waskita Karya Persero Tbk PT	343,200	72,184

		139,815
MALAYSIA — 0.98%
HAP Seng Consolidated Bhd	10,400	19,951
PPB Group Bhd	44,800	177,632
Westports Holdings Bhd	88,000	96,560

		294,143
MEXICO — 2.75%
Gentera SAB de CV	49,600	95,842
Gruma SAB de CV Series B	16,360	216,977
Grupo Aeroportuario del Pacifico SAB de CV Series B	26,400	261,289
Grupo Comercial Chedraui SA de CV	29,600	71,220
Grupo Lala SAB de CV	46,400	96,864
OHL Mexico SAB de CVa	57,600	81,140

		823,332
POLAND — 0.68%
Enea SAa	16,600	41,846
Eurocash SA	4,648	51,099
Grupa Azoty SA	3,536	58,048
Tauron Polska Energia SAa	72,816	51,754

		202,747
QATAR — 1.51%
Barwa Real Estate Co.	11,928	119,563
Qatar Electricity & Water Co. QSC	1,496	88,946
Qatar Insurance Co. SAQ	10,192	243,510

		452,019
RUSSIA — 6.88%
Alrosa PJSC	194,400	224,887
Gazprom PJSC	282,880	584,008
Lukoil PJSC	1,008	45,199
Moscow Exchange MICEX-RTS PJSC	90,400	175,660
PhosAgro PJSC GDR[c]	2,360	31,624
Rostelecom PJSC	73,200	91,894
RusHydro PJSC	10,736,000	130,589
Surgutneftegas OJSC	538,400	257,654

Security	Shares	Value
Tatneft PJSC Class S	106,320	$520,597

		2,062,112
SOUTH AFRICA — 10.40%
Brait SEa	26,672	211,177
Capitec Bank Holdings Ltd.	2,640	104,526
Coronation Fund Managers Ltd.	13,000	61,616
Fortress Income Fund Ltd.	55,608	128,720
Fortress Income Fund Ltd. Class A	85,136	95,064
Foschini Group Ltd. (The)	15,640	138,935
Hyprop Investments Ltd.	22,384	195,573
Liberty Holdings Ltd.	7,552	57,879
Life Healthcare Group Holdings Ltd.	77,960	203,985
Mondi Ltd.	9,736	196,518
Mr. Price Group Ltd.	18,544	232,484
Netcare Ltd.	83,584	186,605
Pick n Pay Stores Ltd.	23,248	116,428
PSG Group Ltd.	4,752	60,696
Resilient REIT Ltd.	25,400	203,695
RMB Holdings Ltd.	49,728	198,383
Sappi Ltd.[a]	25,360	124,799
Sibanye Gold Ltd.	53,120	205,886
SPAR Group Ltd. (The)	14,928	194,790
Tiger Brands Ltd.	640	16,594
Truworths International Ltd.	35,360	182,998

		3,117,351
SOUTH KOREA — 11.53%
BGF retail Co. Ltd.	784	142,386
BNK Financial Group Inc.	19,600	155,569
DGB Financial Group Inc.	12,400	101,647
Dongbu Insurance Co. Ltd.	3,568	216,000
Dongsuh Cos. Inc.	2,832	78,356
E-MART Inc.	1,216	171,767
GS Retail Co. Ltd.	2,312	97,664
Hyosung Corp.	1,632	193,205
Hyundai Department Store Co. Ltd.	1,184	133,266
Hyundai Engineering & Construction Co. Ltd.	5,536	191,402
Hyundai Marine & Fire Insurance Co. Ltd.	3,731	113,101
Hyundai Steel Co.	5,880	270,533
KT&G Corp.	6,376	669,051
Lotte Chemical Corp.	1,248	299,968
Samsung Electronics Co. Ltd.	296	430,063
Yuhan Corp.	741	191,729

		3,455,707

12	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
TAIWAN — 12.05%
Catcher Technology Co. Ltd.	48,000	$344,905
Chicony Electronics Co. Ltd.	40,200	99,453
Eclat Textile Co. Ltd.	16,000	202,707
Feng TAY Enterprise Co. Ltd.	26,880	127,917
Foxconn Technology Co. Ltd.	72,000	201,951
Highwealth Construction Corp.	64,000	99,437
Innolux Corp.	632,000	223,079
Inventec Corp.	176,000	130,625
Lite-On Technology Corp.	160,718	243,125
Nien Made Enterprise Co. Ltd.	8,000	90,764
Novatek Microelectronics Corp.	40,000	136,777
Powertech Technology Inc.	56,000	146,131
Realtek Semiconductor Corp.	40,000	160,098
Ruentex Development Co. Ltd.[a]	64,000	74,931
Ruentex Industries Ltd.	24,000	37,251
Simplo Technology Co. Ltd.	24,000	79,041
Taiwan Business Bank[a]	456,000	121,866
Taiwan Fertilizer Co. Ltd.	24,000	31,692
Taiwan Semiconductor Manufacturing Co. Ltd.	72,000	399,363
Transcend Information Inc.	16,000	46,139
United Microelectronics Corp.	816,000	295,741
Vanguard International Semiconductor Corp.	40,000	75,007
Wistron Corp.	123,110	90,401
WPG Holdings Ltd.	128,000	152,283

		3,610,684
THAILAND — 0.57%
Delta Electronics Thailand PCL NVDR	55,200	118,005
Thai Union Group PCL NVDR	84,800	52,670

		170,675
TURKEY — 1.08%
Eregli Demir ve Celik Fabrikalari TAS	95,468	143,568
Tofas Turk Otomobil Fabrikasi AS	12,079	88,824
Turkiye Sise ve Cam Fabrikalari AS	80,506	93,046

		325,438
UNITED ARAB EMIRATES — 1.22%
Dubai Islamic Bank PJSC	88,424	131,441
Emirates Telecommunications Group Co. PJSC	43,752	235,251

		366,692

TOTAL COMMON STOCKS
(Cost: $24,780,529)		26,684,788

Security	Shares	Value
PREFERRED STOCKS — 6.19%

BRAZIL — 3.81%
Braskem SA Class A	10,400	$77,538
Centrais Eletricas Brasileiras SA Class B	17,600	155,112
Cia. Paranaense de Energia Class B	8,000	81,539
Itausa-Investimentos Itau SA	311,290	827,848

		1,142,037
CHILE — 0.18%
Embotelladora Andina SA Class B	15,144	54,378

		54,378
RUSSIA — 0.94%
Surgutneftegas OJSC	558,400	281,155

		281,155
SOUTH KOREA — 1.26%
AmorePacific Corp.	728	143,641
Hyundai Motor Co.	1,880	161,528
LG Chem Ltd.	448	72,323

		377,492

TOTAL PREFERRED STOCKS
(Cost: $1,593,719)		1,855,062

RIGHTS — 0.00%

BRAZIL — 0.00%
AES Tiete Energia SAa	102	130

		130

TOTAL RIGHTS
(Cost: $0)		130

INVESTMENT COMPANIES — 4.55%

INDIA — 4.55%
iShares MSCI India ETF[d]	46,118	1,363,248

		1,363,248

TOTAL INVESTMENT COMPANIES
(Cost: $1,279,509)		1,363,248

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2016

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.54%

MONEY MARKET FUNDS — 0.54%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	160,740	$160,740

		160,740

TOTAL SHORT-TERM INVESTMENTS
(Cost: $160,740)		160,740

TOTAL INVESTMENTS IN SECURITIES — 100.32% (Cost: $27,814,497)[h]		30,063,968
Other Assets, Less Liabilities — (0.32)%		(94,984)

NET ASSETS — 100.00%		$29,968,984

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $27,839,769. Net unrealized appreciation was $2,224,199, of which $2,827,252 represented gross unrealized appreciation on securities and $603,053 represented gross unrealized depreciation on securities.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund (excluding affiliated money market funds) during the period from December 8, 2015 (commencement of operations) to August 31, 2016, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated issuer	Shares held at beginning of period	Shares purchased	Shares sold	Shares held at end of period	Value at end of period	Dividend income	Net realized gain (loss)
iShares MSCI India ETF	—	49,468	(3,350)	46,118	$1,363,248	$9,256	$4,098

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$26,684,788	$—	$—	$26,684,788
Preferred stocks	1,855,062	—	—	1,855,062
Rights	130	—	—	130
Investment companies	1,363,248	—	—	1,363,248
Money market funds	160,740	—	—	160,740

Total	$30,063,968	$—	$—	$30,063,968

See notes to financial statements.

14	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
COMMON STOCKS — 95.19%

BRAZIL — 4.66%
AES Tiete Energia SA	400	$2,066
Ambev SA	3,200	18,989
Banco Bradesco SA	1,200	10,798
Banco do Brasil SA	2,000	14,355
Banco Santander Brasil SA Units	1,800	12,624
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	5,600	31,015
BRF SA	1,600	26,644
Cielo SA	400	4,155
Cosan SA Industria e Comercio	1,200	13,960
CPFL Energia SA	2,600	18,693
Duratex SA	2,600	6,987
EDP – Energias do Brasil SA	3,600	15,919
Engie Brasil Energia SA	1,000	12,060
Klabin SA Units	1,000	5,257
Kroton Educacional SA	600	2,561
Localiza Rent A Car SA	1,000	12,465
Lojas Renner SA	1,400	11,096
Natura Cosmeticos SA	1,800	17,344
Ultrapar Participacoes SA	600	13,810
WEG SA	2,400	12,268

		263,066
CHILE — 1.07%
Aguas Andinas SA Series A	28,358	17,040
Banco Santander Chile	391,904	20,661
Cia. Cervecerias Unidas SA	378	4,006
Empresas COPEC SA	2,114	18,570

		60,277
CHINA — 25.67%
AAC Technologies Holdings Inc.	2,000	22,806
Agricultural Bank of China Ltd. Class H	38,000	15,628
Air China Ltd. Class H	12,000	8,880
Alibaba Group Holding Ltd. ADR[a]	1,486	144,424
Baidu Inc.[a]	396	67,744
Bank of China Ltd. Class H	86,000	38,694
Bank of Communications Co. Ltd. Class H	10,000	7,722
Beijing Enterprises Water Group Ltd.	12,000	8,370
Belle International Holdings Ltd.	8,000	5,198
Brilliance China Automotive Holdings Ltd.	12,000	13,722
Byd Co. Ltd. Class Ha	2,000	13,923

Security	Shares	Value
China CITIC Bank Corp. Ltd. Class H	54,000	$35,644
China Communications Construction Co. Ltd. Class H	4,000	4,363
China Construction Bank Corp. Class H	102,000	76,269
China COSCO Holdings Co. Ltd. Class Ha	15,000	4,989
China Everbright Bank Co. Ltd. Class H	48,000	22,711
China Everbright International Ltd.	18,000	23,020
China Everbright Ltd.	4,000	8,303
China Galaxy Securities Co. Ltd. Class H	9,000	8,435
China Life Insurance Co. Ltd. Class H	8,000	19,121
China Longyuan Power Group Corp. Ltd.	18,000	15,130
China Merchants Bank Co. Ltd. Class H	10,000	24,340
China Minsheng Banking Corp. Ltd. Class H	17,000	18,278
China Mobile Ltd.	7,000	86,454
China National Building Material Co. Ltd. Class H	12,000	5,415
China Oilfield Services Ltd. Class H	8,000	6,281
China Overseas Land & Investment Ltd.	4,000	13,227
China Pacific Insurance Group Co. Ltd. Class H	4,800	16,894
China Petroleum & Chemical Corp. Class H	16,000	11,613
China Shenhua Energy Co. Ltd. Class H	3,000	5,391
China Southern Airlines Co. Ltd. Class H	8,000	4,744
China Telecom Corp. Ltd. Class H	20,000	10,339
China Vanke Co. Ltd. Class H	3,200	8,210
Chongqing Rural Commercial Bank Co. Ltd. Class H	12,000	6,962
CITIC Ltd.	4,000	6,302
CNOOC Ltd.	16,000	19,658
CRRC Corp. Ltd. Class H	8,000	7,158
CSPC Pharmaceutical Group Ltd.	8,000	7,766
Ctrip.com International Ltd.[a]	310	14,679
Dongfeng Motor Group Co. Ltd. Class H	8,000	8,550

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
GCL-Poly Energy Holdings Ltd.	42,000	$5,956
Geely Automobile Holdings Ltd.	40,000	32,075
GF Securities Co. Ltd. Class H	2,000	4,358
Guangzhou Automobile Group Co. Ltd. Class H	20,000	27,537
Haier Electronics Group Co. Ltd.	4,000	6,694
Huaneng Renewables Corp. Ltd. Class H	36,000	13,366
Huatai Securities Co. Ltd. Class Hb	2,800	5,927
Industrial & Commercial Bank of China Ltd. Class H	116,000	73,727
JD.com Inc. ADR[a]	854	21,700
Kingsoft Corp. Ltd.	2,000	4,089
Lenovo Group Ltd.	36,000	24,273
Luye Pharma Group Ltd.[a]	6,000	3,814
Netease Inc.	86	18,229
People’s Insurance Co. Group of China Ltd. (The) Class H	34,000	13,676
Ping An Insurance Group Co. of China Ltd. Class H	9,000	46,585
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	5,177
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	2,000	5,801
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	6,200	17,025
Shenzhou International Group Holdings Ltd.	4,000	26,274
Shui On Land Ltd.	27,000	7,658
Sinopharm Group Co. Ltd. Class H	2,400	12,299
Sinotrans Ltd. Class H	12,000	5,941
Tencent Holdings Ltd.	8,000	208,128
Vipshop Holdings Ltd. ADR[a]	480	6,797
YY Inc. ADR[a]	94	4,836

		1,449,299
COLOMBIA — 0.57%
Cementos Argos SA	8,092	32,326

		32,326
EGYPT — 0.25%
Commercial International Bank Egypt SAE GDR	2,200	9,244
Global Telecom Holding SAE GDR[a]	2,436	4,848

		14,092

Security	Shares	Value
GREECE — 0.22%
Hellenic Telecommunications Organization SA	654	$6,191
Titan Cement Co. SA	256	5,931

		12,122
HUNGARY — 0.71%
MOL Hungarian Oil & Gas PLC	646	40,270

		40,270
INDIA — 8.09%
Axis Bank Ltd. GDR[c]	1,478	66,510
Dr. Reddy’s Laboratories Ltd. ADR	616	28,034
ICICI Bank Ltd. ADR	5,542	42,507
Infosys Ltd. ADR	5,912	93,765
Mahindra & Mahindra Ltd. GDR	2,182	47,240
Reliance Industries Ltd. GDR[b]	1,840	57,408
Tata Motors Ltd. ADR	1,270	51,778
Wipro Ltd. ADR	6,722	69,371

		456,613
INDONESIA — 2.67%
Astra International Tbk PT	32,800	20,152
Bank Central Asia Tbk PT	27,600	31,314
Bank Danamon Indonesia Tbk PT	23,400	7,197
Bank Mandiri Persero Tbk PT	21,600	18,278
Bank Negara Indonesia Persero Tbk PT	23,800	10,541
Bank Rakyat Indonesia Persero Tbk PT	24,200	21,254
Perusahaan Gas Negara Persero Tbk PT	29,200	6,648
Telekomunikasi Indonesia Persero Tbk PT	57,000	18,091
Unilever Indonesia Tbk PT	5,000	17,207

		150,682
MALAYSIA — 3.36%
Astro Malaysia Holdings Bhd	9,800	7,129
Axiata Group Bhd	4,600	6,227
CIMB Group Holdings Bhd	9,800	11,599
DiGi.Com Bhd	17,400	21,538
HAP Seng Consolidated Bhd	7,600	14,580
Malayan Banking Bhd	12,400	23,910
Maxis Bhd[d]	8,400	13,008
Petronas Dagangan Bhd	1,400	8,078
Public Bank Bhd	8,200	40,034
Sime Darby Bhd	14,600	28,404

16	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
Tenaga Nasional Bhd	4,200	$15,265

		189,772
MEXICO — 3.74%
Cemex SAB de CV CPO[a]	29,000	23,930
Coca-Cola Femsa SAB de CV Series L	5,200	38,596
Fomento Economico Mexicano SAB de CV	4,200	38,337
Gentera SAB de CV	15,000	28,984
Grupo Financiero Banorte SAB de CV	4,800	25,747
Grupo Financiero Santander Mexico SAB de CV Series B	10,000	19,015
Industrias Penoles SAB de CV	700	16,161
Kimberly-Clark de Mexico SAB de CV Series A	8,600	20,556

		211,326
PERU — 0.18%
Credicorp Ltd.	64	10,027

		10,027
PHILIPPINES — 0.87%
Energy Development Corp.	92,000	11,314
Metro Pacific Investments Corp.	75,200	11,168
SM Prime Holdings Inc.	41,800	26,778

		49,260
POLAND — 1.04%
Bank Handlowy w Warszawie SA	300	5,584
Bank Pekao SA	32	1,074
Bank Zachodni WBK SA	170	13,952
Energa SA	1,224	2,535
KGHM Polska Miedz SA	1,400	26,218
mBank SAa	72	7,170
Polski Koncern Naftowy ORLEN SA	136	2,260

		58,793
QATAR — 0.87%
Commercial Bank QSC (The)	1,732	19,977
Ooredoo QSC	482	13,594
Qatar Gas Transport Co. Ltd.	2,228	15,297

		48,868
RUSSIA — 3.30%
Alrosa PJSC	11,200	12,956
Gazprom PJSC	13,520	27,912
Gazprom PJSC ADR	2,400	9,708
Lukoil PJSC	490	21,972
Lukoil PJSC ADR	160	7,176
Magnit PJSC GDR[c]	280	11,043

Security	Shares	Value
Novatek OJSC GDR[c]	252	$27,166
Rosneft PJSC	1,700	8,971
Rosneft PJSC GDR[c]	540	2,821
RusHydro PJSC	1,208,000	14,694
Sberbank of Russia PJSC	12,000	26,330
Sberbank of Russia PJSC ADR	970	8,895
Tatneft PJSC Class S	1,340	6,561

		186,205
SOUTH AFRICA — 7.32%
AngloGold Ashanti Ltd.[a]	396	6,453
Aspen Pharmacare Holdings Ltd.	682	16,315
Barclays Africa Group Ltd.	1,726	17,466
Bid Corp. Ltd.[a]	272	4,991
Coronation Fund Managers Ltd.	1,202	5,697
Exxaro Resources Ltd.	1,078	5,512
FirstRand Ltd.	3,432	10,279
Foschini Group Ltd. (The)	618	5,490
Gold Fields Ltd.	1,348	6,881
Growthpoint Properties Ltd.	3,504	6,056
Impala Platinum Holdings Ltd.[a]	828	3,177
Imperial Holdings Ltd.	804	8,618
Investec Ltd.	4,234	24,700
Life Healthcare Group Holdings Ltd.	2,478	6,484
Mondi Ltd.	550	11,102
Mr. Price Group Ltd.	504	6,319
Naspers Ltd. Class N	562	91,896
Nedbank Group Ltd.	848	11,902
Netcare Ltd.	8,428	18,816
New Europe Property Investments PLC	1,154	12,820
Pioneer Foods Group Ltd.	618	7,140
RMB Holdings Ltd.	2,288	9,128
Sanlam Ltd.	5,404	22,947
Sasol Ltd.	430	10,817
Standard Bank Group Ltd.	3,698	33,461
Tsogo Sun Holdings Ltd.	5,154	10,655
Vodacom Group Ltd.	2,344	24,362
Woolworths Holdings Ltd./South Africa	2,500	13,701

		413,185
SOUTH KOREA — 13.90%
AmorePacific Group	132	17,166
BNK Financial Group Inc.	1,702	13,509
Celltrion Inc.[a]	84	8,046
CJ CheilJedang Corp.	40	13,973
Coway Co. Ltd.	156	11,669

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
DGB Financial Group Inc.	2,338	$19,165
Doosan Heavy Industries & Construction Co. Ltd.	268	6,646
GS Engineering & Construction Corp.[a]	212	5,466
GS Holdings Corp.	442	19,583
Hana Financial Group Inc.	354	9,302
Hankook Tire Co. Ltd.	190	9,509
Hanwha Chemical Corp.	352	8,082
Hyundai Heavy Industries Co. Ltd.[a]	76	9,372
Hyundai Mobis Co. Ltd.	10	2,336
Hyundai Motor Co.	58	6,918
Kangwon Land Inc.	552	19,530
KB Financial Group Inc.	360	12,560
LG Chem Ltd.	106	25,716
LG Corp.	466	27,542
LG Display Co. Ltd.	756	20,375
LG Electronics Inc.	376	17,367
LG Innotek Co. Ltd.	146	10,803
NAVER Corp.	26	19,704
Paradise Co. Ltd.	462	6,940
POSCO	156	32,319
S-Oil Corp.	278	17,627
Samsung C&T Corp.	74	10,055
Samsung Card Co. Ltd.	394	15,636
Samsung Electro-Mechanics Co. Ltd.	238	11,356
Samsung Electronics Co. Ltd.	154	223,749
Samsung Fire & Marine Insurance Co. Ltd.	84	20,341
Samsung SDI Co. Ltd.	194	20,096
Samsung SDS Co. Ltd.	62	8,897
Shinhan Financial Group Co. Ltd.	1,024	37,654
SK Holdings Co. Ltd.	64	12,169
SK Hynix Inc.	838	27,395
SK Innovation Co. Ltd.	78	10,178
SK Telecom Co. Ltd.	82	16,069

		784,820
TAIWAN — 11.67%
Acer Inc.	30,000	13,473
Advanced Semiconductor Engineering Inc.	22,000	27,040
Asia Pacific Telecom Co. Ltd.[a]	16,000	5,395
AU Optronics Corp.	20,000	7,879
Cathay Financial Holding Co. Ltd.	12,000	15,165
Chailease Holding Co. Ltd.	6,000	10,362
China Steel Corp.	30,000	20,800

Security	Shares	Value
Chunghwa Telecom Co. Ltd.	22,000	$79,041
CTBC Financial Holding Co. Ltd.	24,000	13,879
Delta Electronics Inc.	4,000	20,800
EVA Airways Corp.	14,700	6,810
Far Eastern New Century Corp.	14,000	10,325
Far EasTone Telecommunications Co. Ltd.	6,000	13,974
Fubon Financial Holding Co. Ltd.	6,000	8,490
Hiwin Technologies Corp.	2,040	10,544
Hon Hai Precision Industry Co. Ltd.	8,000	22,187
Hotai Motor Co. Ltd.	2,000	22,124
Innolux Corp.	16,000	5,648
Lite-On Technology Corp.	8,039	12,161
MediaTek Inc.	4,000	31,452
President Chain Store Corp.	4,000	31,831
Siliconware Precision Industries Co. Ltd.	10,000	14,923
Taiwan Fertilizer Co. Ltd.	4,000	5,282
Taiwan Mobile Co. Ltd.	8,000	28,112
Taiwan Semiconductor Manufacturing Co. Ltd.	38,000	210,775
Wistron Corp.	14,418	10,587

		659,059
THAILAND — 3.11%
Advanced Info Service PCL NVDR	2,200	10,518
BTS Group Holdings PCL NVDR	190,800	49,883
Kasikornbank PCL NVDR	2,800	15,975
Minor International PCL NVDR	19,000	22,642
PTT Exploration & Production PCL NVDR	2,600	6,103
PTT PCL NVDR	1,800	18,148
Siam Cement PCL (The) NVDR	2,600	39,809
Siam Commercial Bank PCL (The) NVDR	1,400	6,471
Thai Oil PCL NVDR	3,000	6,132

		175,681
TURKEY — 1.10%
Anadolu Efes Biracilik ve Malt Sanayii AS	944	5,854
Arcelik AS	5,488	39,243
Coca-Cola Icecek AS	1,356	16,937

		62,034
UNITED ARAB EMIRATES — 0.82%
Abu Dhabi Commercial Bank PJSC	12,100	21,149
DP World Ltd.	622	11,507

18	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2016

Security	Shares	Value
First Gulf Bank PJSC	1,162	$3,701
National Bank of Abu Dhabi PJSC	3,884	9,644

		46,001

TOTAL COMMON STOCKS
(Cost: $4,839,018)		5,373,778

PREFERRED STOCKS — 4.46%

BRAZIL — 3.12%
Banco Bradesco SA	5,000	44,932
Cia. Brasileira de Distribuicao	600	9,344
Cia. Energetica de Minas Gerais	6,200	16,776
Cia. Paranaense de Energia Class B	1,800	18,346
Itau Unibanco Holding SA	4,400	48,779
Itausa-Investimentos Itau SA	9,800	26,062
Telefonica Brasil SA	800	12,045

		176,284
CHILE — 0.35%
Embotelladora Andina SA Class B	1,636	5,875
Sociedad Quimica y Minera de Chile SA Series B	532	13,626

		19,501
COLOMBIA — 0.19%
Bancolombia SA	1,092	10,758

		10,758
SOUTH KOREA — 0.80%
LG Chem Ltd.	42	6,780
LG Household & Health Care Ltd.	6	3,062
Samsung Electronics Co. Ltd.	30	35,623

		45,465

TOTAL PREFERRED STOCKS
(Cost: $208,969)		252,008

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.28%

MONEY MARKET FUNDS — 0.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.65%[e,f,g]	6,846	$6,846
BlackRock Cash Funds: Treasury, SL Agency Shares
0.27%[e,f]	8,895	8,895

		15,741

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,741)		15,741

TOTAL INVESTMENTS IN SECURITIES — 99.93% (Cost: $5,063,728)[h]		5,641,527
Other Assets, Less Liabilities — 0.07%		3,851

NET ASSETS — 100.00%		$5,645,378

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Affiliated money market fund.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments for federal income tax purposes was $5,068,505. Net unrealized appreciation was $573,022, of which $608,020 represented gross unrealized appreciation on securities and $34,998 represented gross unrealized depreciation on securities.

Schedule 1 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2016. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,373,778	$—	$—	$5,373,778
Preferred stocks	252,008	—	—	252,008
Money market funds	15,741	—	—	15,741

Total	$5,641,527	$—	$—	$5,641,527

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2016

	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF

ASSETS
Investments, at cost:
Unaffiliated	$26,374,248	$5,047,987
Affiliated (Note 2)	1,440,249	15,741

Total cost of investments	$27,814,497	$5,063,728

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$28,539,980	$5,625,786
Affiliated (Note 2)	1,523,988	15,741

Total fair value of investments	30,063,968	5,641,527
Foreign currency, at value[b]	123,725	10,198
Cash	—	38
Receivables:
Investment securities sold	283,655	299,108
Dividends and interest	28,596	4,604
Tax reclaims	—	38

Total Assets	30,499,944	5,955,513

LIABILITIES
Payables:
Investment securities purchased	332,973	301,123
Collateral for securities on loan (Note 1)	160,740	6,846
Due to custodian	25,083	—
Foreign taxes (Note 1)	52	6
Investment advisory fees (Note 2)	12,112	2,160

Total Liabilities	530,960	310,135

NET ASSETS	$29,968,984	$5,645,378

Net assets consist of:
Paid-in capital	$27,506,253	$5,039,084
Undistributed net investment income	314,129	29,307
Accumulated net realized loss	(99,999)	(673)
Net unrealized appreciation	2,248,601	577,660

NET ASSETS	$29,968,984	$5,645,378

Shares outstanding[c]	800,000	100,000

Net asset value per share	$37.46	$56.45

[a]	Securities on loan with values of $137,230 and $6,504, respectively. See Note 1.
[b]	Cost of foreign currency: $124,138 and $10,292, respectively.
[c]	$0.001 par value, number of shares authorized: 25 million and 25 million, respectively.

See notes to financial statements.

20	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Period ended August 31, 2016

	iShares Edge MSCI Multifactor Emerging Markets ETF[a]	iShares MSCI EM ESG Optimized ETF[b]

NET INVESTMENT INCOME
Dividends — unaffiliated[c]	$449,654	$35,727
Dividends — affiliated (Note 2)	9,306	3
Securities lending income — affiliated — net (Note 2)	6,622	4

	465,582	35,734
Less: Other foreign taxes (Note 1)	(435)	(32)

Total investment income	465,147	35,702

EXPENSES
Investment advisory fees (Note 2)	55,963	4,334

Total expenses	55,963	4,334
Less investment advisory fees waived (Note 2)	(13,386)	—

Net expenses	42,577	4,334

Net investment income	422,570	31,368

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(103,961)	(673)
Investments — affiliated (Note 2)	4,098	—
Foreign currency transactions	(7,857)	(2,061)

Net realized loss	(107,720)	(2,734)

Net change in unrealized appreciation/depreciation on:
Investments	2,249,471	577,799
Translation of assets and liabilities in foreign currencies	(870)	(139)

Net change in unrealized appreciation/depreciation	2,248,601	577,660

Net realized and unrealized gain	2,140,881	574,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,563,451	$606,294

[a]	For the period from December 8, 2015 (commencement of operations) to August 31, 2016.
[b]	For the period from June 28, 2016 (commencement of operations) to August 31, 2016.
[c]	Net of foreign withholding tax of $56,360 and $5,513, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF
	Period from December 8, 2015[a] to August 31, 2016	Period from June 28, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$422,570	$31,368
Net realized loss	(107,720)	(2,734)
Net change in unrealized appreciation/depreciation	2,248,601	577,660

Net increase in net assets resulting from operations	2,563,451	606,294

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(100,720)	—

Total distributions to shareholders	(100,720)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,506,253	5,039,084

Net increase in net assets from capital share transactions	27,506,253	5,039,084

INCREASE IN NET ASSETS	29,968,984	5,645,378

NET ASSETS
Beginning of period	—	—

End of period	$29,968,984	$5,645,378

Undistributed net investment income included in net assets at end of period	$314,129	$29,307

SHARES ISSUED
Shares sold	800,000	100,000

Net increase in shares outstanding	800,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

22	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares Edge MSCI Multifactor Emerging Markets ETF

Period from Dec. 8, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$33.82

Income from investment operations:
Net investment income[b]	1.27
Net realized and unrealized gain[c]	2.50

Total from investment operations	3.77

Less distributions from:
Net investment income	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$37.46

Total return	11.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$29,969
Ratio of expenses to average net assets[e]	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.65%
Ratio of net investment income to average net assets[e]	4.91%
Portfolio turnover rate[f]	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2016 was 11%. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI EM ESG Optimized ETF

Period from June 28, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$50.37

Income from investment operations:
Net investment income[b]	0.31
Net realized and unrealized gain[c]	5.77

Total from investment operations	6.08

Net asset value, end of period	$56.45

Total return	12.09%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,645
Ratio of expenses to average net assets[e]	0.45%
Ratio of net investment income to average net assets[e]	3.26%
Portfolio turnover rate[f]	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2016 was 9%. See Note 4.

See notes to financial statements.

24	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Emerging Markets[a,b]	Non-diversified
MSCI EM ESG Optimized[c,d]	Non-diversified

[a]	Formerly the iShares FactorSelect MSCI Emerging ETF.
[b]	The Fund commenced operations on December 8, 2015.
[c]	Formerly the iShares MSCI EM ESG Select ETF.
[d]	The Fund commenced operations on June 28, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

26	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2016 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2016, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. When implemented in October 2016, the change may affect the Funds with regard to the reinvestment of cash collateral received for securities on loan. The Funds may be exposed to additional risk from reinvesting the cash collateral in money market funds that do not maintain a fixed NAV per share of $1.00.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2016, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2016 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2016:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Multifactor Emerging Markets
Credit Suisse Securities (USA) LLC	$137,230	$137,230	$—

MSCI EM ESG Optimized
Morgan Stanley & Co. International PLC	$6,504	$6,504	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in each Fund’s statement of assets and liabilities.

28	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Edge MSCI Multifactor Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.65% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2016 on those assets attributable to the Fund’s investments in other iShares funds, if any. For the period ended August 31, 2016 BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $10,646.

For its investment advisory services to the iShares MSCI EM ESG Optimized ETF, BFA is entitled to an annual investment advisory fee of 0.45% based on the average daily net assets of the Fund.

The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended August 31, 2016, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Emerging Markets	$1,678
MSCI EM ESG Optimized	1

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the period ended August 31, 2016, the purchase and sales transactions executed by the iShares MSCI EM ESG Optimized ETF pursuant to Rule 17a-7 under the 1940 Act were $14,401 and $64,599, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2016 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Emerging Markets	$13,170,421	$1,256,542
MSCI EM ESG Optimized	2,632,583	505,947

In-kind transactions (see Note 4) for the period ended August 31, 2016 were as follows:

iShares ETF	In-kind Purchases
Edge MSCI Multifactor Emerging Markets	$15,857,088
MSCI EM ESG Optimized	2,922,025

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

30	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct and/or indirect investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by a fund, whether directly or indirectly, issued prior to the date of the

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES®, INC.

sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2016, attributable to passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Multifactor Emerging Markets	$—	$(7,721)	$7,721
MSCI EM ESG Optimized	—	(2,061)	2,061

32	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the period ended August 31, 2016 was as follows:

iShares ETF	2016
Edge MSCI Multifactor Emerging Markets
Ordinary income	$100,720

As of August 31, 2016, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Multifactor Emerging Markets	$336,234	$(96,832)	$2,223,329	$2,462,731
MSCI EM ESG Optimized	33,442	(39)	572,891	606,294

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2016, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Emerging Markets	$96,832
MSCI EM ESG Optimized	39

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2016 and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The Funds along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The terms of the credit agreement, as amended by the Board on September 17, 2015, became effective on October 28, 2015. Prior to this date, the maximum borrowing amount was $150 million and the commitment fee was 0.08% per annum on the unused portion of the credit agreement.

The Funds did not borrow under the credit agreement during the period ended August 31, 2016.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES®, INC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Emerging Markets ETF and iShares MSCI EM ESG Optimized ETF (the “Funds”) at August 31, 2016, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2016:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Emerging Markets	$202,419
MSCI EM ESG Optimized	21,477

For the fiscal year ended August 31, 2016, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Emerging Markets	$515,270	$56,567
MSCI EM ESG Optimized	41,240	5,545

36	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Edge MSCI Multifactor Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on April 28, 2016 and May 9, 2016. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 17, 2016, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 21-23, 2016, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the “last quarter” period ended December 31, 2015, to that of such relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information on certain specific iShares funds requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, product design and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 21-23, 2016 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision

38	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI EM ESG Optimized ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required to consider and approve the proposed Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on May 17, 2016, the Board, including all of the Independent Directors, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other

40	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

42	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Emerging Markets ETF

Period Covered: December 8, 2015 through June 30, 2016

Premium/Discount	Number of Days	Percentage of Total Days
Greater than 1.0%	3	2.11%
Greater than 0.5% and Less than 1.0%	10	7.04
Between 0.5% and –0.5%	103	72.53
Less than –0.5% and Greater than –1.0%	18	12.68
Less than –1.0% and Greater than –1.5%	6	4.23
Less than –1.5%	2	1.41

	142	100.00%

SUPPLEMENTAL INFORMATION	43

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI EM ESG Optimized ETF

Period Covered: June 28, 2016 through June 30, 2016

Premium/Discount	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	50.00%
Between 0.5% and –0.5%	1	50.00

	2	100.00%

44	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 333 funds (as of August 31, 2016) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark Wiedman and Benjamin Archibald, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other DirectorshipsHeld by Director During the Past 5 Years
Robert S. Kapito[a] (59)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark Wiedman[b] (45)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	45

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Cecilia H. Herbert (67)	Director (since 2005); Independent Board Chair (since 2016); Nominating and Governance Committee Chair (since 2016).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public media company (since 2011).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Director of Forward Funds (23 portfolios) (since 2009); Director of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (60)	Director (since 2015); Risk Committee Chair (since 2016).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Charles A. Hurty (72)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (61)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (55)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

46	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directorsc (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years

Madhav V. Rajan (52)	Director (since 2011); Equity Plus Committee Chair and 15(c) Committee Chair (since 2016).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

[c]	Robert H. Silver served as an Independent Director until March 31, 2016.

DIRECTOR AND OFFICER INFORMATION	47

Director and Officer Information (Continued)

iSHARES®, INC.

Officersd

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (41)	President (since 2016).	Managing Director, BlackRock, Inc. (since January 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (41)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Steve Messinger (54)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (47)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

[d]	Manish Mehta served as President until October 15, 2016.

48	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2016 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2016 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0816

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2016 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2016, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2). Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fourty-eight series of the Registrant for which the fiscal year-end is August 31, 2016 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $712,460 for the fiscal year ended August 31, 2015 and $760,740 for the fiscal year ended August 31, 2016.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2015 and August 31, 2016 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $171,672 for the fiscal year ended August 31, 2015 and $181,488 for the fiscal year ended August 31, 2016.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2015 and August 31, 2016 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $4,167,972 for the fiscal year ended August 31, 2015 and $5,037,021 for the fiscal year ended August 31, 2016.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Charles A. Hurty, John E. Kerrigan and Madhav V. Rajan. Robert H. Silver resigned from the Board of Trustees effective March 31, 2016.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	November 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	November 2, 2016

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	November 2, 2016